UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMPANY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	INCOME EQUITY FUND

31	INTERNATIONAL EQUITY FUND

34	LARGE CAP CORE FUND (formerly known as the Enhanced Large Cap Fund)

38	LARGE CAP EQUITY FUND

41	LARGE CAP GROWTH FUND

43	LARGE CAP VALUE FUND

45	SMALL CAP CORE FUND

67	SMALL CAP VALUE FUND

77	TECHNOLOGY FUND

79	NOTES TO THE FINANCIAL STATEMENTS

91	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

92	TAX INFORMATION

93	SHAREHOLDER MEETING RESULTS

94	FUND EXPENSES

96	TRUSTEES AND OFFICERS

101	APPROVAL OF MANAGEMENT AGREEMENT

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund returned 14.72% during the 12-month reporting period ended March 31, 2014, trailing the 21.86% return of its benchmark, the S&P 500® Index.

During the period, the most significant positive drivers of performance on a sector basis were telecommunications services, utilities and consumer staples. Company selection in telecommunications services and our underweight allocation to utilities and consumer staples contributed to returns. On the negative side, the Fund underperformed within the consumer discretionary, financials and healthcare sectors. Underperformance in these areas was due to company selection. Top contributors among individual holdings were Dow Chemical, Walt Disney and Hartford Financial Services. Dow Chemical was helped by management’s commitment to divest or restructure underperforming businesses, combined with a larger share repurchase program and an increased dividend. Disney performed well throughout the period due to sustained strength at ESPN and increasing expectations for upcoming catalysts including Star Wars and Shanghai Disneyland. The Hartford was additive due to favorable performance by their core property/casualty business and increased capital return via share buybacks. The largest individual detractors were Regis, Avon and Rayonier. Regis underperformed due to disappointing profitability stemming from a lack of sustainable growth, and management’s inability to effectively address the situation. Avon was weak due to the slow pace and lack of near-term visibility of its ongoing turnaround plan. Rayonier detracted based on cautious pricing in its key cellulose specialties segment, a reversal of strong results posted over several years.

We continue to seek out companies that we believe have both attractive valuation measures and strong, sustainable cash flow generation. Our bottom-up company selection drives the Fund’s long-term performance. Disciplined risk management is an important overlay that helps to prevent position sizes or sector weight variances from becoming material performance drivers. In addition, the Fund’s asset allocation continues to include select convertible securities in order to reduce volatility and enhance yield.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	14.72%	18.63%	8.00%	8.77%

S&P 500® INDEX	21.86	21.16	7.42	9.52

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
NET ASSETS	$391 MILLION
NET ASSET VALUE	$15.82
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.23%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

International equities provided strong positive returns during the 12-month reporting period ended March 31, 2014. In Europe, stocks posted impressive gains for the period as the region continued to mend in the aftermath of the sovereign debt crisis. European stock returns cooled during the first quarter of 2014 as concerns arose regarding possible deflation and escalating tensions between Russia and Ukraine, which could disrupt energy supplies to the region. After stellar performance for much of the period, Japan’s market gave back the majority of its gains in the first quarter of 2014, as investors began to question the effectiveness of the government’s aggressive stimulus strategy. Meanwhile, growth concerns, political instability, currency volatility and a slowdown in China’s manufacturing sector weighed on emerging markets, which were down slightly for the period.

The International Equity Fund returned 19.68% during the reporting period compared with 17.56% for the Fund’s benchmark, the MSCI EAFE® Index. Stock selection in the consumer staples, energy and healthcare sectors aided relative results. Conversely, stock selection in the information technology and materials sectors detracted from performance. With respect to countries, underweight positioning in Japan and security selection within France and Switzerland contributed favorably to performance. Holdings in Brazil, Italy and Canada weighed negatively on relative results.

It is possible that markets may enter a period of more normalized earnings growth expectations and total returns. In addition, it appears that correlations among stocks in the Fund’s investment universe are slowly returning to more typical levels. These factors, combined with stock prices that appear overly discounted due to recent macroeconomic influences, could create a better environment for strategies based on individual stock selection. We remain committed to our active security selection process, which emphasizes fundamental research to identify mispriced stocks. We will seek to hold these undervalued stocks until they reach what our research identifies as their intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY	19.68%	15.69%	6.70%	5.38%

MSCI EAFE® INDEX	17.56	16.02	6.53	5.54

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
NET ASSETS	$253 MILLION
NET ASSET VALUE	$10.05
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.33%
NET EXPENSE RATIO	1.06%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Core Fund returned 25.31% during the 12-month reporting period ended March 31, 2014, outperforming the 21.86% return of its benchmark, the S&P 500® Index. The U.S. equity market continued to rally as central banks around the world remained accommodative. While the U.S. Federal Reserve is committed to keeping interest rates low, it has begun tapering bond purchases under its quantitative easing program. Unprecedented global central bank monetary stimulus has continued to buoy demand for large-cap equities as global economies continue to heal from the global financial crisis. Investors are gaining confidence as economic activity expands, labor markets improve and consumer spending increases. While events such as the Russian aggression in Ukraine have generated some volatility, investors are generally shifting their focus to stock fundamentals.

Market performance for the period was driven by momentum stocks, with mixed results for value-oriented securities. Consistent with the “risk-on/risk-off” trading environment we have experienced, the lowest value and highest value securities outperformed the market. Momentum was a strong factor throughout the period. With respect to sectors, health care and industrials led the market, while interest rate-sensitive industries lagged.

Despite significant differences in returns among economic sectors, stock selection accounted for most of the Fund’s outperformance, with sector allocation broadly neutral. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Momentum — a measure of market sentiment — and value were the leading positive performance factors for the reporting period. Profitability, a quality measure, underperformed. The Fund’s outperformance was generated from a number of sectors led by industrials and consumer staples, while information technology and healthcare holdings detracted from returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
LARGE CAP CORE	25.31%	16.39%	22.06%	6.83%

S&P 500® INDEX	21.86	14.66	21.16	7.08

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

MARK C. SODERGREN
With Northern Trust since 2007

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
NET ASSETS	$26 MILLION
NET ASSET VALUE	$14.11
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.98%
NET EXPENSE RATIO	0.62%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.
*	Formerly known as Enhanced Large Cap Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, U.S. equities posted strong gains to extend their advances of recent years. Investors continued to favor equities in the face of higher payroll taxes, reduced U.S. Federal Reserve stimulus and growing geopolitical tensions. Much of the market’s gain was attributed to earnings-multiple expansion as stock returns significantly outpaced earnings growth.

The Large Cap Equity Fund returned 21.17% during the reporting period compared with 21.86% for the Fund’s benchmark, the S&P 500® Index. All 10 S&P 500 sectors posted positive returns for the reporting period, with health care, industrials and information technology the strongest performers. Positive contributions to the Fund’s relative performance came from the financials, consumer staples and telecommunications services segments. These contributions were offset by weak relative performance in the energy, information technology and utilities sectors. Individual positions that made the largest positive contributions to relative performance were overweight positions in NXP Semiconductors NV, Jazz Pharmaceuticals Plc and St. Jude Medical Inc. The largest detractors from relative return were overweights in Nobel Corporation Plc, Philip Morris International Inc. and Teradata Corporation.

We continue to invest in well-managed companies that we believe possess solid growth prospects and reasonable valuations. We hold to our belief that disciplined investing based on deep fundamental analysis, coupled with sophisticated portfolio construction and risk management, can generate consistent returns over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP EQUITY	21.17%	20.49%	6.56%	7.93%

S&P 500® INDEX	21.86	21.16	7.42	9.52

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

MATT PERON With Northern Trust since 2005 CHRIS SHIPLEY With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
NET ASSETS	$147 MILLION
NET ASSET VALUE	$20.07
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.15%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Despite a moderation in performance in early 2014, stocks provided strong positive returns during the 12-month reporting period ended March 31, 2014. Valuations were supported for most of the period by generally improving U.S. economic data, accommodative monetary policies around the globe and the ongoing mending of conditions in Europe in the wake of the sovereign debt crisis. January 2014 saw a dip in equities on emerging market concerns driven by slower growth in China and the prospect of the U.S. Federal Reserve allowing interest rates to drift higher. In addition, extreme winter weather suppressed economic activity and sentiment. However, stocks would retrace their earlier upward path in February, before largely treading water in March as investors kept an eye on the data flow and the standoff between Russia and Ukraine.

The Large Cap Growth Fund returned 20.21% during the reporting period, compared with 23.22% for the Fund’s benchmark, the Russell 1000® Growth Index. Most of the Fund’s underperformance occurred in the last 10 days of the period, as concerns about Federal Reserve interest rate policy and biotechnology company drug pricing triggered a powerful and widespread rotation away from high-growth companies. Stock selection detracted from relative performance, with strength in consumer discretionary and staples unable to overcome weakness in the healthcare and technology sectors. The Fund’s modest average cash position of under 3% for the reporting period also represented a meaningful constraint on performance given the strong market environment. Overall, the Fund’s sector allocation was somewhat additive to relative performance.

The Fund is currently positioned to benefit from opportunities in the biotechnology and healthcare industries that we believe may be presented by ongoing demographic trends and healthcare reform. Another theme that we are pursuing is the potential impact of improving consumer confidence on the housing and consumer durables industries. Lastly, we are invested in companies in multiple sectors positioned to benefit as the “Internet of things” theme grows over time; i.e., connecting machines, appliances, automobiles, health sensors and more to the Internet for collection and analysis of data to optimize performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP GROWTH	20.21%	18.87%	6.14%	8.46%

RUSSELL 1000® GROWTH INDEX	23.22	21.68	7.86	8.82

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

GREG M. NEWMAN With Northern Trust since 1997

FUND FACTS (as of 3/31/14)
TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
NET ASSETS	$153 MILLION
NET ASSET VALUE	$31.56
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.18%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After finishing 2013 on a strong note, stocks’ momentum slowed as the first quarter of 2014 unfolded. Weaker-than-expected economic data, largely attributed to severe winter weather, hurt equity performance. In addition, Federal Reserve Chair Janet Yellen surprised the financial markets when she said that the Federal Reserve could begin raising short-term rates six months after the tapering of quantitative easing ends. Russia’s aggression in Ukraine also rattled the markets. Overall, broad-based stock market averages advanced modestly during the first quarter, but value-style benchmarks outperformed their growth counterparts and the broad averages as investors favored more defensive holdings.

The Large Cap Value Fund posted a total return of 22.30% during the 12-month reporting period ended March 31, 2014, compared with 21.57% for the Fund’s benchmark, the Russell 1000® Value Index. Stock selection in the financials, energy, materials and telecommunications services sectors, along with a lack of exposure to the utilities sector, added to performance. Positions in consumer discretionary, consumer staples and health care detracted from returns. Stock selection drove overall outperformance.

As we wait for the slow-motion economic recovery to pick up speed, we will continue to follow our discipline of investing in out-of-favor companies offering strong underlying value. We think that these companies will benefit from better times and trends ahead. With correlations now widening and money flowing into U.S. stocks from bonds, commodities and weaker global economies, we believe that we are in a sweet spot for stock picking and our actively managed large cap value strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP VALUE	22.30%	18.32%	5.38%	5.99%

RUSSELL 1000® VALUE INDEX	21.57	21.75	7.58	6.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

DOUGLAS MC ELDOWNEY, DONNA RENAUD, ALEC HARRELL (Not Pictured) With Northern Trust since 2006, 2004 and 2007, respectively

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
NET ASSETS	$109 MILLION
NET ASSET VALUE	$13.00
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.35%
NET EXPENSE RATIO	0.85%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Core Fund returned 24.95% during the 12-month reporting period ended March 31, 2014, outpacing the 24.90% return of its benchmark, the Russell 2000® Index. The reporting period brought robust returns across most areas of the market, but the strength of small caps was particularly noteworthy. Steady growth in the domestic economy, combined with a benign credit environment and healthy company fundamentals, helped to push small-cap stocks to new highs and loftier valuations.

All sectors represented in the benchmark delivered positive returns, although the consumer and healthcare sectors significantly outperformed more defensive areas such as global real estate investment trusts (REITs) and utilities. As intended in our risk management process, stock selection drove returns. Sector allocation was a positive, but modest, contributor to performance. Strong stock selection in health care, the top-performing market segment during the period, offset weaker results in technology and consumer staples. Higher quality stocks as defined by the Fund’s stock selection model performed well through the latter portion of 2013 but reversed course late in the Fund’s reporting period, leading to only a small divergence between higher and lower quality issues. However, lower quality companies significantly outperformed within the technology and consumer staples sectors, creating a headwind for performance in these areas.

The Fund’s broad diversification among smaller stocks was beneficial, as the smallest-capitalization stocks outperformed their larger-cap counterparts. Stock selection among the larger-cap portion of the benchmark also added to returns. Our stock selection was weaker among the stocks in the middle of the valuation distribution but stronger at the opposite ends of the valuation distribution.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE	24.95%	24.51%	9.09%	7.44%

RUSSELL 2000® INDEX	24.90	24.31	8.53	8.63

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

ROBERT H. BERGSON With Northern Trust since 1997

ALEX RYER With Northern Trust since 2005

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
NET ASSETS	$189 MILLION
NET ASSET VALUE	$21.19
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.24%
NET EXPENSE RATIO	0.75%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Slow but steady economic growth, benign credit markets and healthy company fundamentals propelled small-cap stocks to all-time highs during the 12-month reporting period ended March 31, 2014. However, concerns regarding small caps’ ability to overcome higher valuations and maintain earnings growth translated into underperformance for the asset class in the first calendar quarter of 2014. The Small Cap Value Fund returned 23.48% during the reporting period, outperforming the 22.65% return of its benchmark, the Russell 2000® Value Index.

Lower quality, higher risk stocks and sectors rallied at the end of 2013 and in early 2014. As a result, there was little difference in performance for the reporting period between the higher quality stocks in which the Fund invests compared with the lower quality issues that our stock selection model seeks to avoid. Within two of the top-performing sectors — health care and consumer discretionary — lower quality stocks outperformed, leading to underperformance for the Fund in these areas. The Fund generated more favorable results within information technology. Although the lower quality stocks in the sector outperformed, our stock selection in higher-ranked stocks was strong enough to offset the underweight in lower quality technology issues.

Higher-valued stocks outperformed for most of the period, succumbing to gravity only around the turn of the year. Due in part to this sharp reversal, the middle range of valuation quintiles outperformed the extremes. The Fund’s neutral valuation objective helped to reduce the impact of these changes in style leadership. However, the Fund’s relative performance was hurt by its avoidance of stocks without earnings or assets, as both of those characteristics tended to outperform, leading to negative contribution to the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	23.48%	23.32%	9.21%	10.61%

RUSSELL 2000® VALUE INDEX	22.65	23.33	8.07	10.81

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth value.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
NET ASSETS	$2.6 BILLION
NET ASSET VALUE	$21.13
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.37%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Technology and healthcare stocks outperformed the broader U.S. equity market during the 12-month reporting period ended March 31, 2014, reflecting investor preference for faster-growing companies and higher-risk assets. The Technology Fund returned 20.34% during the reporting period, compared with the 21.86% return of its benchmark, the S&P 500® Index.

Within the technology sector, we continued to focus on identifying both next-generation winners and the best-positioned legacy vendors. We opportunistically added to the Fund’s holdings in the Internet sector and preferred software to hardware investments given the increasing risk of hardware commoditization in the shift to cloud-computing. We have seen valuations for the highest-growth stocks become more extreme during the past year, and the technology initial public offering cycle has also accelerated. While we participated in these riskier areas of the market, we limited position sizes in individual holdings in an effort to reduce volatility. Given our bias toward higher quality companies, the bulk of the portfolio remains invested in stocks with strong earnings trends and attractive valuations, as well as specific catalysts such as new products or rising market share. The Fund’s positioning reflects our view that cloud-computing could drive a multi-year investment cycle as enterprises explore new digital business models enabled by predictive analytics and the “Internet of things.” The shift to cloud-computing should enable technology to be delivered as a utility, which could help to cut costs, improve business flexibility and drive productivity across industries, with the potential for disproportionate benefits in the healthcare sector.

We increased exposure to healthcare stocks during the period, as we see opportunities for above-average growth in the sector. We believe that the Affordable Care Act will be a very positive force for healthcare companies during the next three to five years. The U.S. government now pays for about 50% of healthcare expenditures, and it is acutely focused on reducing costs and improving outcomes. We are focused on “disruptive” healthcare technologies, product innovation such as new drugs or technological services, and companies that help their customers reduce costs through productivity improvements.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	20.34%	19.34%	5.95%	8.59%

S&P 500® INDEX	21.86	21.16	7.42	8.07

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

DEBORAH L. KOCH With Northern Trust since 2003

SANDEEP SOORYA With Northern Trust since 2011

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
NET ASSETS	$82 MILLION
NET ASSET VALUE	$20.53
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.53%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND(1)	LARGE CAP EQUITY FUND	LARGE CAP GROWTH FUND
ASSETS:
Investments, at cost (2)	$293,366	$184,798	$22,799	$105,247	$100,699
Investments, at value (3)	$389,625	$248,550	$26,628	$146,822	$152,416
Foreign currencies, at value	–	2,765	–	–	–
Dividend income receivable	521	615	30	141	37
Interest income receivable	797	–	–	–	–
Receivable for foreign tax reclaimable	–	1,357	–	–	–
Receivable for securities sold	–	–	–	779	3,061
Receivable for variation margin on futures contracts	–	–	3	–	–
Receivable for fund shares sold	33	89	–	–	14
Receivable from investment adviser	27	16	7	10	16
Prepaid and other assets	1	1	2	1	1
Total Assets	391,004	253,393	26,670	147,753	155,545
LIABILITIES:
Payable for securities purchased	–	–	1,040	711	2,766
Payable for variation margin on futures contracts	–	–	–	–	–
Payable for fund shares redeemed	204	50	42	124	–
Payable to affiliates:
Investment advisory fees	63	43	1	21	22
Administration fees	11	7	1	4	5
Custody and accounting fees	4	8	–	5	6
Shareholder servicing fees	61	4	–	4	13
Transfer agent fees	8	5	–	3	3
Trustee fees	3	11	3	9	7
Accrued other liabilities	34	32	30	32	32
Total Liabilities	388	160	1,117	913	2,854
Net Assets	$390,616	$253,233	$25,553	$146,840	$152,691
ANALYSIS OF NET ASSETS:
Capital stock	$288,486	$338,901	$38,539	$120,516	$105,159
Accumulated undistributed net investment income (loss)	231	5,402	(1)	20	(26)
Accumulated undistributed net realized gain (loss)	5,640	(154,881)	(16,820)	(15,271)	(4,159)
Net unrealized appreciation	96,259	63,811	3,835	41,575	51,717
Net Assets	$390,616	$253,233	$25,553	$146,840	$152,691
Shares Outstanding ($.0001 par value, unlimited authorization)	24,688	25,185	1,812	7,315	4,838
Net Asset Value, Redemption and Offering Price Per Share	$15.82	$10.05	$14.11	$20.07	$31.56

(1)	Formerly known as the Enhanced Large Cap Fund.
(2)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $9,239, $1,450, $1,459, $943, $2,068, $3,200, $3,812, $116,392 and $2,398, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $9,239, $1,450, $1,459, $943, $2,068, $3,200, $3,812, $116,392 and $2,398, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2014

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$76,997	$119,333	$1,803,615	$64,924
$108,777	$188,863	$2,642,856	$82,286
–	–	–	–
126	153	3,787	30
–	–	–	–
–	–	–	–
166	667	–	–
–	94	1,987	–
8	61	1,758	2
15	16	290	7
1	1	3	1
109,093	189,855	2,650,681	82,326

–	–	–	551
–	9	36	–
117	520	7,285	12

18	31	426	16
3	5	75	2
2	3	29	3
13	4	1,228	9
2	4	50	2
7	3	7	4
32	37	113	34
194	616	9,249	633
$108,899	$189,239	$2,641,432	$81,693

$178,384	$115,640	$1,779,708	$70,908
1,509	254	3,727	(126)
(102,774)	3,828	19,196	(6,451)
31,780	69,517	838,801	17,362
$108,899	$189,239	$2,641,432	$81,693
8,375	8,930	124,996	3,980
$13.00	$21.19	$21.13	$20.53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND(1)		LARGE CAP EQUITY FUND		LARGE CAP GROWTH FUND
INVESTMENT INCOME:
Dividend income	$9,461	(2)(3)	$10,654	(4)	$405	(5)	$2,753	(3)(4)	$1,700	(4)
Interest income	1,693		–		–		–		–
Total Investment Income	11,154		10,654		405		2,753		1,700
EXPENSES:
Investment advisory fees	3,204		2,357		53		1,103		1,318
Administration fees	565		393		26		221		264
Custody fees	52		272		45		39		49
Accounting fees	58		46		25		35		38
Transfer agent fees	377		262		18		147		176
Blue sky fees	23		22		20		21		20
SEC fees	3		3		3		3		3
Printing fees	29		18		13		18		26
Audit fees	18		19		18		19		19
Legal fees	17		17		17		17		17
Shareholder servicing fees	337		28		–		14		43
Trustee fees	10		10		10		10		10
Other	11		20		11		12		12
Total Expenses	4,704		3,467		259		1,659		1,995
Less expenses reimbursed by investment adviser	(938)		(691)		(151)		(407)		(501)
Net Expenses	3,766		2,776		108		1,252		1,494
Net Investment Income (Loss)	7,388		7,878		297		1,501		206
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	15,516		16,793		2,259		12,969		27,262
Futures contracts	–		–		9		–		–
Foreign currency transactions	–		175		–		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	28,883		22,716		1,415		13,801		5,120
Futures contracts	–		–		6		–		–
Foreign currency translations	–		77		–		–		–
Net Gains (Losses)	44,399		39,761		3,689		26,770		32,382
Net Increase in Net Assets Resulting from Operations	$51,787		$47,639		$3,986		$28,271		$32,588

(1)	Formerly known as the Enhanced Large Cap Fund.
(2)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1.
(3)	Net of $54, $12 and $33, respectively, in non-reclaimable foreign withholding taxes.
(4)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of less than $1.
(5)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $4.
(6)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $10.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2014

LARGE CAP VALUE FUND		SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$4,121	(3)(4)	$2,375 (4)	$44,215 (6)	$523 (4)
–		–	5	–
4,121		2,375	44,220	523

941		1,665	20,307	787
166		294	3,584	118
24		67	373	25
31		40	259	28
111		196	2,389	79
18		20	71	20
3		3	8	3
26		30	292	28
19		18	31	18
26		17	27	17
78		22	6,001	54
10		10	31	10
12		11	29	10
1,465		2,393	33,402	1,197
(523)		(925)	(9,575)	(212)
942		1,468	23,827	985
3,179		907	20,393	(462)

11,652		17,253	151,372	8,584
–		1,413	26,398	–
–		–	–	–

7,065		26,086	311,390	6,372
–		(228)	(2,615)	–
–		–	–	–
18,717		44,524	486,545	14,956
$21,896		$45,431	$506,938	$14,494

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND(1)		LARGE CAP EQUITY FUND
Amounts in thousands	2014	2013	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$7,388	$6,506	$7,878	$4,432	$297	$259	$1,501	$1,841
Net realized gains	15,516	27,450	16,968	7,880	2,268	1,112	12,969	16,322
Net change in unrealized appreciation (depreciation)	28,883	10,097	22,793	11,081	1,421	282	13,801	(3,759)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,787	44,053	47,639	23,393	3,986	1,653	28,271	14,404
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(2,108)	(63,660)	(49,604)	(7,963)	9,297	(2,347)	(29,036)	(4,696)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,108)	(63,660)	(49,604)	(7,963)	9,297	(2,347)	(29,036)	(4,696)
DISTRIBUTIONS PAID:
From net investment income	(5,841)	(6,927)	(4,000)	(4,471)	(294)	(262)	(1,508)	(1,853)
From net realized gains	(13,645)	–	(722)	–	–	–	(28)	–
Total Distributions Paid	(19,486)	(6,927)	(4,722)	(4,471)	(294)	(262)	(1,536)	(1,853)
Total Increase (Decrease) in Net Assets	30,193	(26,534)	(6,687)	10,959	12,989	(956)	(2,301)	7,855
NET ASSETS:
Beginning of year	360,423	386,957	259,920	248,961	12,564	13,520	149,141	141,286
End of year	$390,616	$360,423	$253,233	$259,920	$25,553	$12,564	$146,840	$149,141
Accumulated Undistributed Net Investment Income (Loss)	$231	$(3,136)	$5,402	$1,348	$(1)	$(2)	$20	$27

(1)	Formerly known as the Enhanced Large Cap Fund.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP GROWTH FUND		LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$206	$476	$3,179	$2,404	$907	$1,894	$20,393	$25,858	$(462)	$(505)
27,262	7,726	11,652	8,014	18,666	2,826	177,770	42,372	8,584	3,871
5,120	8,530	7,065	1,811	25,858	25,977	308,775	203,710	6,372	(4,167)
32,588	16,732	21,896	12,229	45,431	30,697	506,938	271,940	14,494	(801)

(77,206)	87,207	(18,611)	(28,368)	(54,261)	(11,763)	239,380	96,032	(12,355)	(21,845)
(77,206)	87,207	(18,611)	(28,368)	(54,261)	(11,763)	239,380	96,032	(12,355)	(21,845)

(300)	(400)	(2,160)	(2,896)	(600)	(2,300)	(18,500)	(25,500)	–	–
–	–	–	–	(13,890)	(335)	(163,239)	(44,644)	–	–
(300)	(400)	(2,160)	(2,896)	(14,490)	(2,635)	(181,739)	(70,144)	–	–
(44,918)	103,539	1,125	(19,035)	(23,320)	16,299	564,579	297,828	2,139	(22,646)

197,609	94,070	107,774	126,809	212,559	196,260	2,076,853	1,779,025	79,554	102,200
$152,691	$197,609	$108,899	$107,774	$189,239	$212,559	$2,641,432	$2,076,853	$81,693	$79,554
$(26)	$59	$1,509	$490	$254	$15	$3,727	$3,203	$(126)	$(160)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$14.52		$12.99		$13.01		$11.14		$7.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.22		0.22		0.26		0.26
Net realized and unrealized gains	1.80		1.57		0.02		1.86		3.37
Total from Investment Operations	2.10		1.79		0.24		2.12		3.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.26)		(0.26)		(0.25)		(0.22)
From net realized gains	(0.56)		–		–		–		–
Total Distributions Paid	(0.80)		(0.26)		(0.26)		(0.25)		(0.22)
Net Asset Value, End of Year	$15.82		$14.52		$12.99		$13.01		$11.14
Total Return(1)	14.72%		14.04%		2.03%		19.54%		47.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$390,616		$360,423		$386,957		$385,609		$304,288
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(2)	1.00	%(2)	0.99	%(2)	0.99	%(2)	1.00%
Expenses, before reimbursements and credits	1.25%		1.23%		1.21%		1.23%		1.23%
Net investment income, net of reimbursements and credits	1.96	%(2)	1.85	%(2)	1.81	%(2)	2.17	%(2)	2.71%
Net investment income, before reimbursements and credits	1.71%		1.62%		1.59%		1.93%		2.48%
Portfolio Turnover Rate	14.34%		11.27%		22.25%		18.67%		26.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $7,000 and $9,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014 and 2013, respectively, and approximately $22,000 and $17,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$8.53		$7.95		$8.65		$7.92		$5.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.14		0.14		0.10		0.13
Net realized and unrealized gains (losses)	1.39		0.58		(0.71)		0.75		2.66
Total from Investment Operations	1.70		0.72		(0.57)		0.85		2.79
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.15)		(0.14)		(0.13)		(0.12)		(0.18)
From net realized gains	(0.03)		–		–		–		–
Total Distributions Paid	(0.18)		(0.14)		(0.13)		(0.12)		(0.18)
Net Asset Value, End of Year	$10.05		$8.53		$7.95		$8.65		$7.92
Total Return(2)	19.96%		9.09%		(6.39)%		10.86%		52.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$253,233		$259,920		$248,961		$330,550		$318,748
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.06	%(3)	1.06	%(3)	1.21	%(3)	1.25	%(3)	1.25%
Expenses, before reimbursements and credits	1.32%		1.37%		1.41%		1.40%		1.40%
Net investment income, net of reimbursements and credits	3.00	%(3)	1.88	%(3)	1.61	%(3)	1.18	%(3)	1.69%
Net investment income, before reimbursements and credits	2.74%		1.57%		1.41%		1.03%		1.54%
Portfolio Turnover Rate	16.09%		27.40%		37.68%		40.87%		44.44%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $3,000, $3,000 and $6,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND (1)
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$11.43		$10.17		$9.43		$8.38		$5.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.21		0.15		0.12		0.12
Net realized and unrealized gains	2.68		1.27		0.74		1.06		2.72
Total from Investment Operations	2.88		1.48		0.89		1.18		2.84
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.22)		(0.15)		(0.13)		(0.12)
Total Distributions Paid	(0.20)		(0.22)		(0.15)		(0.13)		(0.12)
Net Asset Value, End of Year	$14.11		$11.43		$10.17		$9.43		$8.38
Total Return(2)	25.31%		14.76%		9.64%		14.21%		50.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$25,553		$12,564		$13,520		$14,349		$25,053
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(3)	0.62	%(3)	0.60	%(3)	0.59	%(3)	0.60%
Expenses, before reimbursements and credits	1.47%		1.98%		1.72%		1.26%		1.21%
Net investment income, net of reimbursements and credits	1.69	%(3)	2.05	%(3)	1.64	%(3)	1.48	%(3)	1.61%
Net investment income, before reimbursements and credits	0.84%		0.69%		0.52%		0.81%		1.00%
Portfolio Turnover Rate	95.11%		85.90%		91.87%		100.72%		117.73%

(1)	Formerly known as the Enhanced Large Cap Fund.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012, and approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$16.74		$15.34		$14.35		$12.63		$8.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.19		0.13		0.07		0.10
Net realized and unrealized gains	3.33		1.40		0.98		1.73		4.35
Total from Investment Operations	3.52		1.59		1.11		1.80		4.45
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)		(0.19)		(0.12)		(0.08)		(0.10)
From net realized gains	–	(1)	–		–		–		–
Total Distributions Paid	(0.19)		(0.19)		(0.12)		(0.08)		(0.10)
Net Asset Value, End of Year	$20.07		$16.74		$15.34		$14.35		$12.63
Total Return(2)	21.17%		10.49%		7.86%		14.30%		53.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$146,840		$149,141		$141,286		$156,298		$162,570
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(3)	0.85	%(3)	0.96	%(3)	1.00	%(3)	1.00%
Expenses, before reimbursements and credits	1.13%		1.19%		1.22%		1.25%		1.23%
Net investment income, net of reimbursements and credits	1.02	%(3)	1.24	%(3)	0.91	%(3)	0.55	%(3)	0.89%
Net investment income, before reimbursements and credits	0.74%		0.90%		0.65%		0.30%		0.66%
Portfolio Turnover Rate	32.52%		68.24%		63.65%		47.83%		67.21%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014, and approximately $3,000, $1,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP GROWTH FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$26.30		$25.00		$23.18		$19.16		$13.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.06		(0.03)		–	(1)	0.05
Net realized and unrealized gains	5.28		1.29		1.85		4.04		5.77
Total from Investment Operations	5.31		1.35		1.82		4.04		5.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)		(0.05)		–		(0.02)		(0.07)
Total Distributions Paid	(0.05)		(0.05)		–		(0.02)		(0.07)
Net Asset Value, End of Year	$31.56		$26.30		$25.00		$23.18		$19.16
Total Return(2)	20.21%		5.42%		7.85%		21.08%		43.39%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$152,691		$197,609		$94,070		$89,506		$82,726
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(3)	0.85	%(3)	0.96	%(3)	0.99	%(3)	1.00%
Expenses, before reimbursements and credits	1.14%		1.20%		1.30%		1.33%		1.34%
Net investment income (loss), net of reimbursements and credits	0.12	%(3)	0.35	%(3)	(0.11	)%(3)	0.02	%(3)	0.29%
Net investment income (loss), before reimbursements and credits	(0.17)%		0.00%		(0.45)%		(0.32)%		(0.05)%
Portfolio Turnover Rate	38.25%		49.51%		36.04%		147.29%		154.48%

(1)	Amount was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $7,000, $2,000 and $5,000 which represent less than 0.005, less than 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net investment loss and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.84		$9.88		$10.20		$9.37		$6.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.25		0.19		0.15		0.18
Net realized and unrealized gains (losses)	2.03		0.99		(0.37)		0.86		3.16
Total from Investment Operations	2.41		1.24		(0.18)		1.01		3.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.28)		(0.14)		(0.18)		(0.18)
Total Distributions Paid	(0.25)		(0.28)		(0.14)		(0.18)		(0.18)
Net Asset Value, End of Year	$13.00		$10.84		$9.88		$10.20		$9.37
Total Return(1)	22.30%		12.82%		(1.50)%		10.86%		53.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$108,899		$107,774		$126,809		$191,223		$227,104
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.85	%(2)	0.85	%(2)	1.05	%(2)	1.10	%(2)	1.10%
Expenses, before reimbursements and credits	1.32%		1.35%		1.27%		1.23%		1.21%
Net investment income, net of reimbursements and credits	2.87	%(2)	2.18	%(2)	1.66	%(2)	1.36	%(2)	1.76%
Net investment income, before reimbursements and credits	2.40%		1.68%		1.44%		1.23%		1.65%
Portfolio Turnover Rate	23.90%		22.91%		49.82%		65.38%		30.54%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $3,000, $3,000, and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012, respectively, and approximately $11,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$18.39		$15.87		$15.80		$12.38		$7.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10		0.17		0.06		0.01		(0.08)
Net realized and unrealized gains	4.41		2.59		0.05		3.41		4.65
Total from Investment Operations	4.51		2.76		0.11		3.42		4.57
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.21)		(0.04)		–		–
From net realized gains	(1.64)		(0.03)		–		–		–
Total Distributions Paid	(1.71)		(0.24)		(0.04)		–		–
Net Asset Value, End of Year	$21.19		$18.39		$15.87		$15.80		$12.38
Total Return(1)	24.95%		17.57%		0.71%		27.73%		58.39%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$189,239		$212,559		$196,260		$180,602		$39,001
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.75	%(2)	0.75	%(2)	0.93	%(2)	0.98	%(2)	1.22	%(3)
Expenses, before reimbursements and credits	1.22%		1.23%		1.20%		1.39%		1.86%
Net investment income (loss), net of reimbursements and credits	0.46	%(2)	1.03	%(2)	0.41	%(2)	0.22	%(2)	(0.71)%
Net investment income (loss), before reimbursements and credits	(0.01)%		0.55%		0.14%		(0.19)%		(1.35)%
Portfolio Turnover Rate	6.24%		12.23%		12.33%		13.90%		224.05%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $4,000, $9,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012 respectively, and approximately $12,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25 percent to 1.00 percent.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$18.43		$16.57		$16.20		$13.33		$8.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.24		0.14		0.10		0.09
Net realized and unrealized gains	4.09		2.26		0.35		2.87		4.85
Total from Investment Operations	4.26		2.50		0.49		2.97		4.94
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)		(0.23)		(0.10)		(0.10)		(0.10)
From net realized gains	(1.40)		(0.41)		(0.02)		–		–
Total Distributions Paid	(1.56)		(0.64)		(0.12)		(0.10)		(0.10)
Net Asset Value, End of Year	$21.13		$18.43		$16.57		$16.20		$13.33
Total Return(1)	23.48%		15.60%		3.16%		22.37%		58.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,641,432		$2,076,853		$1,779,025		$1,732,969		$1,464,482
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(2)	1.00	%(2)	1.00	%(2)	0.99	%(2)	1.00%
Expenses, before reimbursements and credits	1.40%		1.36%		1.37%		1.36%		1.38%
Net investment income, net of reimbursements and credits	0.85	%(2)	1.45	%(2)	0.89	%(2)	0.70	%(2)	0.82%
Net investment income, before reimbursements and credits	0.45%		1.09%		0.52%		0.33%		0.44%
Portfolio Turnover Rate	20.70%		26.09%		20.67%		17.94%		33.26%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $72,000, $81,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012 respectively, and approximately $111,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$17.06		$17.11		$15.62		$12.14		$8.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12)		(0.12)		(0.11)		(0.07)		(0.06)
Net realized and unrealized gains	3.59		0.07		1.60		3.55		3.72
Total from Investment Operations	3.47		(0.05)		1.49		3.48		3.66
Net Asset Value, End of Year	$20.53		$17.06		$17.11		$15.62		$12.14
Total Return(1)	20.34%		(0.29)%		9.54%		28.67%		43.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$81,693		$79,554		$102,200		$94,851		$81,054
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25%
Expenses, before reimbursements and credits	1.52%		1.53%		1.47%		1.48%		1.49%
Net investment loss, net of reimbursements and credits	(0.59	)%(2)	(0.61	)%(2)	(0.76	)%(2)	(0.53	)%(2)	(0.56)%
Net investment loss, before reimbursements and credits	(0.86)%		(0.89)%		(0.98)%		(0.76)%		(0.80)%
Portfolio Turnover Rate	35.24%		42.66%		57.57%		114.90%		47.81%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, $2,000, $1,000 and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 69.6%

Auto Manufacturers – 0.8%

General Motors Co.	96,152	$3,310

Banks – 3.7%

Banco Santander S.A. ADR	280,000	2,682

JPMorgan Chase & Co.	81,000	4,918

Morgan Stanley	217,500	6,779
		14,379

Beverages – 0.8%

Coca-Cola (The) Co.	83,300	3,220

Chemicals – 2.7%

Dow Chemical (The) Co.	147,750	7,179

E.I. du Pont de Nemours & Co.	50,000	3,355
		10,534

Commercial Services – 0.6%

Accretive Health, Inc. *	312,000	2,496

Computers – 4.4%

Accenture PLC, Class A	56,990	4,543

Apple, Inc.	9,030	4,847

International Business Machines Corp.	13,950	2,685

Unisys Corp. *	164,576	5,013
		17,088

Cosmetics/Personal Care – 1.9%

Avon Products, Inc.	220,215	3,224

Procter & Gamble (The) Co.	53,260	4,293
		7,517

Electric – 3.0%

Exelon Corp.	167,700	5,628

Great Plains Energy, Inc.	225,799	6,106
		11,734

Electrical Components & Equipment – 1.2%

Emerson Electric Co.	70,210	4,690

Food – 3.5%

Kellogg Co.	53,145	3,333

Kraft Foods Group, Inc.	43,953	2,466

Mondelez International, Inc., Class A	132,370	4,573

Tyson Foods, Inc., Class A	75,239	3,311
		13,683

Home Builders – 0.4%

DR Horton, Inc.	70,000	1,516

Household Products/Wares – 1.2%

Kimberly-Clark Corp.	42,171	4,649

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 69.6% – continued

Insurance – 3.5%

Chubb (The) Corp.	41,840	$3,736

Hartford Financial Services Group (The), Inc.	204,328	7,207

Travelers (The) Cos., Inc.	32,740	2,786
		13,729

Investment Companies – 0.5%

Fifth Street Finance Corp.	185,000	1,750

Media – 3.8%

Comcast Corp., Class A	144,880	7,247

Walt Disney (The) Co.	93,000	7,447
		14,694

Miscellaneous Manufacturing – 4.7%

3M Co.	50,590	6,863

Eaton Corp. PLC	84,140	6,321

General Electric Co.	200,370	5,187
		18,371

Office/Business Equipment – 1.7%

Xerox Corp.	576,650	6,516

Oil & Gas – 8.5%

Apache Corp.	46,603	3,866

Cenovus Energy, Inc.	103,960	3,010

Chevron Corp.	31,770	3,778

ConocoPhillips	62,350	4,386

Devon Energy Corp.	72,400	4,846

Encana Corp.	196,450	4,200

Marathon Oil Corp.	113,930	4,047

Occidental Petroleum Corp.	54,940	5,235
		33,368

Pharmaceuticals – 10.9%

Abbott Laboratories	67,700	2,607

AbbVie, Inc.	68,000	3,495

Bristol-Myers Squibb Co.	106,410	5,528

GlaxoSmithKline PLC ADR	110,510	5,905

Johnson & Johnson	72,975	7,168

Merck & Co., Inc.	130,006	7,381

Pfizer, Inc.	197,050	6,329

Teva Pharmaceutical Industries Ltd. ADR	75,000	3,963
		42,376

Real Estate Investment Trusts – 2.2%

Healthcare Realty Trust, Inc.	187,550	4,529

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 69.6% – continued

Real Estate Investment Trusts – 2.2% – continued

Rayonier, Inc.	92,090	$4,228
		8,757

Retail – 1.4%

Target Corp.	88,850	5,376

Savings & Loans – 1.7%

New York Community Bancorp, Inc.	411,960	6,620

Semiconductors – 0.8%

Intel Corp.	120,000	3,097

Software – 0.9%

Activision Blizzard, Inc.	181,000	3,700

Telecommunications – 3.5%

Cisco Systems, Inc.	244,750	5,485

Verizon Communications, Inc.	131,149	6,239

Vodafone Group PLC ADR	51,670	1,902
		13,626

Toys, Games & Hobbies – 1.3%

Mattel, Inc.	130,060	5,217
Total Common Stocks
(Cost $189,806)		272,013

CONVERTIBLE PREFERRED STOCKS – 1.5%

Iron/Steel – 0.4%

ArcelorMittal, 6.00%	72,000	1,725

Oil & Gas – 1.1%

Chesapeake Energy Corp., 5.75% (1)(2)	3,850	4,305
Total Convertible Preferred Stocks
(Cost $5,750)		6,030

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 26.2%

Coal – 0.9%

Peabody Energy Corp., 4.75%, 12/15/41	$4,450	$3,599

Computers – 1.8%

SanDisk Corp., 1.50%, 8/15/17	4,390	7,219

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 26.2% – continued

Diversified Financial Services – 1.3%

Janus Capital Group, Inc., 0.75%, 7/15/18	$4,184	$5,013

Electrical Components & Equipment – 2.3%

EnerSys, Inc., 3.38%, 6/1/38	3,350	5,814

General Cable Corp., 5.00%, 11/15/29	3,000	3,011
		8,825

Electronics – 2.7%

InvenSense, Inc., 1.75%, 11/1/18 (1)(2)	3,363	4,267

TTM Technologies, Inc., 1.75%, 12/15/20	5,630	6,235
		10,502

Healthcare – Products – 2.1%

Hologic, Inc., 2.00%, 3/1/42	4,345	4,440

Volcano Corp., 1.75%, 12/1/17	3,785	3,745
		8,185

Home Builders – 1.3%

D.R. Horton, Inc., 2.00%, 5/15/14	3,000	4,999

Internet – 0.7%

Ctrip.com International Ltd., 1.25%, 10/15/18 (1)(2)	2,950	2,931

Investment Companies – 2.4%

BlackRock Kelso Capital Corp., 5.50%, 2/15/18	2,530	2,631

Fifth Street Finance Corp., 5.38%, 4/1/16	6,450	6,861
		9,492

Mining – 3.6%

Kaiser Aluminum Corp., 4.50%, 4/1/15	3,447	5,198

Newmont Mining Corp., 1.63%, 7/15/17	5,000	5,291

Silver Standard Resources, Inc., 2.88%, 2/1/33 (1)(2)	3,870	3,396
		13,885

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 26.2% – continued

Real Estate Investment Trusts – 0.2%

Apollo Commercial Real Estate Finance, Inc., 5.50%, 3/15/19	$868	$885

Retail – 1.6%

Regis Corp., 5.00%, 7/15/14	6,060	6,174

Semiconductors – 4.3%

Emulex Corp., 1.75%, 11/15/18 (1)(2)	3,825	3,839

GT Advanced Technologies, Inc., 3.00%, 12/15/20	1,850	2,991

Intel Corp., 2.95%, 12/15/35	2,400	2,825

Lam Research Corp., 1.25%, 5/15/18	5,650	7,010
		16,665

Telecommunications – 1.0%

Comtech Telecommunications Corp., 3.00%, 5/1/29	3,875	3,969
Total Convertible Bonds
(Cost $88,571)		102,343

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.4%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (3)(4)	9,238,638	$9,239
Total Investment Companies
(Cost $9,239)		9,239

Total Investments – 99.7%
(Cost $293,366)		389,625

Other Assets less Liabilities – 0.3%		991
NET ASSETS – 100.0%		$390,616

(1)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $18,738,000 or 4.8% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Chesapeake Energy Corp., 5.75%	1/18/12-1/27/12	$3,850
Ctrip.com International Ltd., 1.25%, 10/15/18	10/11/13-12/6/13	3,007
Emulex Corp., 1.75%, 11/15/18	2/13/14-2/18/14	3,886
InvenSense, Inc., 1.75%, 11/1/18	11/7/13-11/8/13	3,385
Silver Standard Resources, Inc., 2.88%, 2/1/33	1/11/13-10/11/13	3,063

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $9,994,000 with net sales of approximately $755,000 during the fiscal year ended March 31, 2014.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and in the table herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.6%
Consumer Staples	7.6
Energy	10.9
Financials	15.9
Health Care	14.0
Industrials	8.4
Information Technology	19.5
Materials	6.9
Telecommunication Services	2.1
Utilities	3.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND continued	MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$272,013	(1)	$–		$–	$272,013
Convertible Preferred Stocks	–		6,030	(1)	–	6,030
Convertible Bonds	–		102,343	(1)	–	102,343
Investment Companies	9,239		–		–	9,239
Total Investments	$281,252		$108,373		$–	$389,625

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7%

Australia – 2.2%

BHP Billiton Ltd.	59,640	$2,019

Woodside Petroleum Ltd.	54,383	1,969

WorleyParsons Ltd.	118,434	1,664
		5,652

Belgium – 1.9%

Anheuser-Busch InBev N.V.	46,797	4,919

Brazil – 3.3%

Petroleo Brasileiro S.A. ADR *	293,365	3,858

Vale S.A. ADR	331,470	4,584
		8,442

China – 2.1%

Bank of China Ltd., Class H	12,066,420	5,355

Denmark – 1.2%

Novo Nordisk A/S, Class B	65,437	2,985

France – 15.2%

Airbus Group N.V.	40,152	2,880

BNP Paribas S.A.	53,494	4,135

Bouygues S.A.	114,170	4,772

Casino Guichard Perrachon S.A.	29,265	3,488

Danone S.A.	45,864	3,244

GDF Suez	137,503	3,768

LVMH Moet Hennessy Louis Vuitton S.A.	21,696	3,950

Societe Generale S.A.	89,182	5,505

Total S.A.	40,278	2,646

Wendel S.A.	26,486	4,120
		38,508

Germany – 14.2%

Allianz S.E. (Registered)	23,724	4,009

Bayer A.G. (Registered)	27,656	3,740

Deutsche Bank A.G. (Registered)	64,696	2,894

GEA Group A.G.	88,995	4,067

Infineon Technologies A.G.	416,483	4,969

Rheinmetall A.G.	67,612	4,755

SAP A.G.	74,222	6,008

Siemens A.G. (Registered)	40,541	5,456
		35,898

Hong Kong – 0.7%

AIA Group Ltd.	384,750	1,828

Italy – 1.0%

Prysmian S.p.A.	99,723	2,488

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7% – continued

Japan – 7.1%

Kawasaki Heavy Industries Ltd.	818,450	$3,009

KDDI Corp.	66,625	3,877

Kubota Corp.	215,450	2,878

Mitsubishi UFJ Financial Group, Inc.	865,363	4,747

Tokio Marine Holdings, Inc.	115,825	3,473
		17,984

Netherlands – 1.6%

Royal Dutch Shell PLC, Class A	1,311	48

Royal Dutch Shell PLC, Class B	101,419	3,957
		4,005

Singapore – 1.3%

DBS Group Holdings Ltd.	249,829	3,216

South Korea – 2.9%

Samsung Electronics Co. Ltd.	3,440	4,350

SK Telecom Co. Ltd. ADR	128,809	2,907
		7,257

Spain – 2.6%

Banco Santander S.A.	395,523	3,777

Iberdrola S.A.	403,239	2,823
		6,600

Sweden – 2.7%

Husqvarna AB, Class B	491,653	3,434

Telefonaktiebolaget LM Ericsson, Class B	248,859	3,316
		6,750

Switzerland – 10.7%

ABB Ltd. (Registered) *	142,696	3,695

Aryzta A.G. *	29,548	2,612

Credit Suisse Group A.G. (Registered) *	96,458	3,123

Givaudan S.A. (Registered) *	3,161	4,895

Novartis A.G. (Registered)	70,737	6,008

Roche Holding A.G. (Genusschein)	22,253	6,689
		27,022

United Kingdom – 15.8%

Barclays PLC	1,275,695	4,976

BP PLC	537,999	4,309

Compass Group PLC	171,609	2,623

Diageo PLC	155,099	4,814

G4S PLC	488,406	1,970

GlaxoSmithKline PLC	149,302	3,977

Prudential PLC	263,212	5,576

Standard Chartered PLC	157,765	3,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7% – continued

United Kingdom – 15.8% – continued

Vodafone Group PLC	948,636	$3,492

WPP PLC	235,908	4,880
		39,917

United States – 6.2%

Carnival Corp.	90,721	3,435

Halliburton Co.	101,647	5,986

Schlumberger Ltd.	42,771	4,170

Verizon Communications, Inc.	45,740	2,181
		15,772
Total Common Stocks (1)
(Cost $171,928)		234,598

PREFERRED STOCKS – 4.9%

Brazil – 3.0%

Itau Unibanco Holding S.A. ADR	513,893	7,637

Germany – 1.9%

Volkswagen A.G.	18,778	4,865
Total Preferred Stocks (1)
(Cost $11,420)		12,502

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (2)(3)	1,449,861	1,450
Total Investment Companies
(Cost $1,450)		1,450

Total Investments – 98.2%
(Cost $184,798)		248,550

Other Assets less Liabilities – 1.8%		4,683
NET ASSETS – 100.0%		$253,233

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $5,125,000 with net sales of approximately $3,675,000 during the fiscal year ended March 31, 2014.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	9.4%
Consumer Staples	7.7
Energy	11.6
Financials	27.4
Health Care	9.5
Industrials	14.6
Information Technology	7.5
Materials	4.6
Telecommunication Services	5.0
Utilities	2.7

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	37.7%
British Pound	17.8
United States Dollar	14.1
Swiss Franc	10.9
Japanese Yen	7.3
All other currencies less than 5%	12.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in the portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$8,442	$ –		$–	$8,442
South Korea	2,907	4,350		–	7,257
United States	13,591	2,181		–	15,772
All Other Countries	–	203,127	(1)	–	203,127
Preferred Stocks
Brazil	7,637	–		–	7,637
Germany	–	4,865		–	4,865
Investment Companies	1,450	–		–	1,450
Total Investments	$34,027	$214,523		$–	$248,550

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
Japan	$17,984	Valuations at last trade with foreign fair value adjustments
South Korea	4,350	Valuations at last trade with foreign fair value adjustments
Total	$22,334

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND(A)

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0%

Advertising – 0.7%

Omnicom Group, Inc.	2,432	$177

Aerospace/Defense – 3.4%

General Dynamics Corp.	1,841	200

L-3 Communications Holdings, Inc.	1,475	174

Lockheed Martin Corp.	654	107

Northrop Grumman Corp.	1,603	198

Raytheon Co.	2,056	203
		882

Agriculture – 2.2%

Altria Group, Inc.	7,116	266

Archer-Daniels-Midland Co.	4,612	200

Lorillard, Inc.	895	48

Philip Morris International, Inc.	531	44
		558

Airlines – 0.7%

Southwest Airlines Co.	8,110	191

Banks – 9.5%

Bank of America Corp.	24,519	422

Capital One Financial Corp.	2,894	223

Citigroup, Inc.	6,217	296

Fifth Third Bancorp	774	18

Goldman Sachs Group (The), Inc.	1,533	251

JPMorgan Chase & Co.	8,280	503

Morgan Stanley	3,095	96

PNC Financial Services Group (The), Inc.	2,709	236

SunTrust Banks, Inc.	4,681	186

Wells Fargo & Co.	3,872	193
		2,424

Beverages – 1.6%

Coca-Cola (The) Co.	1,709	66

Dr. Pepper Snapple Group, Inc.	3,216	175

PepsiCo, Inc.	1,900	159
		400

Biotechnology – 2.0%

Amgen, Inc.	1,440	178

Biogen Idec, Inc. *	611	187

Celgene Corp. *	897	125

Gilead Sciences, Inc. *	389	27
		517

Chemicals – 3.0%

Dow Chemical (The) Co.	5,133	250

International Flavors & Fragrances, Inc.	1,164	111

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Chemicals – 3.0% – continued

LyondellBasell Industries N.V., Class A	2,454	$218

PPG Industries, Inc.	1,039	201
		780

Commercial Services – 1.6%

Cintas Corp.	2,428	145

H&R Block, Inc.	3,661	110

Western Union (The) Co.	8,847	145
		400

Computers – 8.0%

Accenture PLC, Class A	2,681	213

Apple, Inc.	1,097	589

Computer Sciences Corp.	2,680	163

Hewlett-Packard Co.	8,059	261

International Business Machines Corp.	2,363	455

Seagate Technology PLC	3,522	198

Western Digital Corp.	1,700	156
		2,035

Cosmetics/Personal Care – 0.7%

Procter & Gamble (The) Co.	2,166	175

Diversified Financial Services – 0.7%

Legg Mason, Inc.	1,102	54

SLM Corp.	5,382	132
		186

Electric – 3.2%

AES Corp.	11,244	161

Ameren Corp.	4,171	172

American Electric Power Co., Inc.	3,373	171

DTE Energy Co.	788	58

Entergy Corp.	598	40

PPL Corp.	912	30

Public Service Enterprise Group, Inc.	4,955	189
		821

Electrical Components & Equipment – 0.9%

Emerson Electric Co.	3,306	221

Electronics – 0.5%

Agilent Technologies, Inc.	405	22

Garmin Ltd.	1,878	104
		126

Entertainment – 0.5%

International Game Technology	8,404	118

(A) Formerly known as the Enhanced Large Cap Fund.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Food – 3.0%

General Mills, Inc.	3,880	$201

Kroger (The) Co.	4,456	195

Safeway, Inc.	4,475	165

Tyson Foods, Inc., Class A	4,431	195
		756

Healthcare – Products – 2.1%

Becton Dickinson and Co.	926	108

CR Bard, Inc.	1,144	169

Medtronic, Inc.	4,072	251
		528

Healthcare – Services – 0.9%

Humana, Inc.	234	27

WellPoint, Inc.	1,952	194
		221

Home Furnishings – 0.7%

Whirlpool Corp.	1,156	173

Household Products/Wares – 1.5%

Avery Dennison Corp.	3,322	168

Kimberly-Clark Corp.	1,950	215
		383

Insurance – 3.6%

Assurant, Inc.	2,543	165

Berkshire Hathaway, Inc., Class B *	1,388	173

Genworth Financial, Inc., Class A *	10,860	193

Lincoln National Corp.	3,395	172

Unum Group	4,700	166

XL Group PLC	1,953	61
		930

Internet – 2.8%

Amazon.com, Inc. *	338	114

Facebook, Inc., Class A *	1,941	117

Google, Inc., Class A *	305	340

Priceline Group (The), Inc. *	45	53

VeriSign, Inc. *	1,950	105
		729

Media – 2.9%

Comcast Corp., Class A	818	41

DIRECTV*	2,809	215

Gannett Co., Inc.	5,651	156

Graham Holdings Co., Class B	228	160

Viacom, Inc., Class B	1,424	121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Media – 2.9% – continued

Walt Disney (The) Co.	480	$38
		731

Miscellaneous Manufacturing – 3.3%

3M Co.	2,125	288

Dover Corp.	1,891	155

General Electric Co.	9,066	235

Parker Hannifin Corp.	1,454	174
		852

Office/Business Equipment – 0.6%

Pitney Bowes, Inc.	6,232	162

Oil & Gas – 8.7%

Chevron Corp.	4,092	486

ConocoPhillips	3,989	281

Exxon Mobil Corp.	7,975	779

Helmerich & Payne, Inc.	1,772	191

Occidental Petroleum Corp.	2,671	254

Phillips 66	399	31

Valero Energy Corp.	3,859	205
		2,227

Oil & Gas Services – 1.3%

Schlumberger Ltd.	3,474	339

Pharmaceuticals – 7.9%

Abbott Laboratories	2,810	108

Cardinal Health, Inc.	2,548	178

Eli Lilly & Co.	4,161	245

Johnson & Johnson	5,830	573

McKesson Corp.	1,227	217

Merck & Co., Inc.	4,069	231

Pfizer, Inc.	14,480	465
		2,017

Real Estate Investment Trusts – 1.9%

Equity Residential	2,992	174

HCP, Inc.	3,814	148

Kimco Realty Corp.	7,329	160
		482

Retail – 7.0%

Bed Bath & Beyond, Inc. *	2,541	175

Best Buy Co., Inc.	3,717	98

Coach, Inc.	862	43

CVS Caremark Corp.	3,951	296

GameStop Corp., Class A	4,231	174

Gap (The), Inc.	3,819	153

(A) Formerly known as the Enhanced Large Cap Fund.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND(A) continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Retail – 7.0% – continued

Home Depot (The), Inc.	206	$16

Kohl’s Corp.	286	16

Macy’s, Inc.	3,495	207

McDonald’s Corp.	2,069	203

PetSmart, Inc.	1,801	124

Target Corp.	2,532	153

Wal-Mart Stores, Inc.	1,590	122
		1,780

Semiconductors – 1.4%

Intel Corp.	12,340	318

QUALCOMM, Inc.	451	36

Xilinx, Inc. *	243	13
		367

Software – 4.4%

CA, Inc.	3,505	109

Dun & Bradstreet (The) Corp.	92	9

Microsoft Corp.	15,560	638

Oracle Corp.	9,025	369
		1,125

Telecommunications – 4.1%

AT&T, Inc.	12,405	435

Cisco Systems, Inc.	12,742	285

Harris Corp.	2,307	169

Knowles Corp. *	945	30

Verizon Communications, Inc.	2,812	134
		1,053

Transportation – 0.7%

C.H. Robinson Worldwide, Inc.	2,697	141

Norfolk Southern Corp.	482	47
		188
Total Common Stocks
(Cost $21,225)		25,054

INVESTMENT COMPANIES – 5.9%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	1,458,582	1,459

SPDR S&P 500 ETF Trust	215	40
Total Investment Companies
(Cost $1,499)		1,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.03%, 4/10/14 (3)	$75	$75
Total Short-Term Investments
(Cost $75)		75

Total Investments – 104.2%
(Cost $22,799)		26,628

Liabilities less Other Assets – (4.2)%		(1,075)
NET ASSETS – 100.0%		$25,553

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $81,000 with net purchases of approximately $1,378,000 during the fiscal year ended March 31, 2014.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	5	$466	Long	6/14	$6

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.7%
Consumer Staples	10.0
Energy	10.2
Financials	16.2
Health Care	13.2
Industrials	10.5
Information Technology	18.8
Materials	3.8
Telecommunication Services	2.3
Utilities	3.3

Total	100.0%

(A) Formerly known as the Enhanced Large Cap Fund.

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$25,054	(1)	$–	$–	$25,054
Investment Companies	1,499		–	–	1,499
Short Term Investments	–		75	–	75
Total Investments	$26,553		$75	$–	$26,628

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$6		$–	$–	$6

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

(A) Formerly known as the Enhanced Large Cap Fund.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4%

Aerospace/Defense – 1.1%

Boeing (The) Co.	12,390	$1,555

Agriculture – 1.6%

Philip Morris International, Inc.	28,873	2,364

Apparel – 1.5%

VF Corp.	35,759	2,213

Auto Manufacturers – 2.0%

General Motors Co.	84,464	2,907

Banks – 12.0%

BB&T Corp.	64,829	2,604

Citigroup, Inc.	96,281	4,583

JPMorgan Chase & Co.	99,244	6,025

Wells Fargo & Co.	87,247	4,340
		17,552

Biotechnology – 4.0%

Amgen, Inc.	10,319	1,273

Celgene Corp. *	12,778	1,784

Gilead Sciences, Inc. *	29,837	2,114

Regeneron Pharmaceuticals, Inc. *	2,222	667
		5,838

Chemicals – 1.6%

Monsanto Co.	20,818	2,368

Computers – 7.6%

Apple, Inc.	12,443	6,679

EMC Corp.	114,415	3,136

Teradata Corp. *	25,931	1,275
		11,090

Cosmetics/Personal Care – 1.0%

Procter & Gamble (The) Co.	17,556	1,415

Diversified Financial Services – 1.2%

IntercontinentalExchange Group, Inc.	8,995	1,779

Electric – 2.7%

Exelon Corp.	62,584	2,101

Southern (The) Co.	42,699	1,876
		3,977

Electrical Components & Equipment – 1.4%

Emerson Electric Co.	31,706	2,118

Electronics – 1.1%

Honeywell International, Inc.	17,409	1,615

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Food – 1.0%

Mondelez International, Inc., Class A	42,165	$1,457

Healthcare – Products – 2.6%

Baxter International, Inc.	35,906	2,642

CR Bard, Inc.	7,915	1,171
		3,813

Healthcare – Services – 2.9%

Community Health Systems, Inc. *	76,532	2,998

HCA Holdings, Inc. *	24,436	1,283
		4,281

Household Products/Wares – 1.1%

Church & Dwight Co., Inc.	24,152	1,668

Insurance – 4.6%

American International Group, Inc.	35,617	1,781

CNO Financial Group, Inc.	109,896	1,989

MetLife, Inc.	55,491	2,930
		6,700

Internet – 1.6%

Google, Inc., Class A *	2,114	2,356

Media – 4.1%

Comcast Corp., Class A	29,034	1,452

Twenty-First Century Fox, Inc., Class A	73,303	2,343

Walt Disney (The) Co.	28,633	2,293
		6,088

Metal Fabrication/Hardware – 1.5%

Precision Castparts Corp.	8,553	2,162

Miscellaneous Manufacturing – 4.0%

Danaher Corp.	23,909	1,793

General Electric Co.	160,042	4,144
		5,937

Oil & Gas – 7.1%

BP PLC ADR	38,782	1,865

Chevron Corp.	22,542	2,681

Exxon Mobil Corp.	40,731	3,979

Noble Corp. PLC	57,489	1,882
		10,407

Oil & Gas Services – 3.2%

National Oilwell Varco, Inc.	26,510	2,064

Schlumberger Ltd.	27,414	2,673
		4,737

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.4% – continued

Pharmaceuticals – 6.4%

Allergan, Inc.	13,404	$1,663

Catamaran Corp. *	52,455	2,348

Express Scripts Holding Co. *	44,344	3,330

Pfizer, Inc.	63,074	2,026
		9,367

Real Estate Investment Trusts – 1.1%

American Tower Corp.	19,722	1,615

Retail – 10.5%

CVS Caremark Corp.	45,289	3,390

Dick’s Sporting Goods, Inc.	36,182	1,976

Macy’s, Inc.	27,036	1,603

McDonald’s Corp.	16,634	1,631

PetSmart, Inc.	28,348	1,953

Starbucks Corp.	34,708	2,547

TJX (The) Cos., Inc.	38,864	2,357
		15,457

Semiconductors – 5.0%

Intel Corp.	62,651	1,617

NXP Semiconductor N.V. *	42,464	2,497

QUALCOMM, Inc.	40,321	3,180
		7,294

Software – 1.9%

Citrix Systems, Inc. *	15,866	911

Oracle Corp.	46,286	1,894
		2,805

Telecommunications – 2.0%

Cisco Systems, Inc.	131,383	2,944
Total Common Stocks
(Cost $104,304)		145,879

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	943,100	$943
Total Investment Companies
(Cost $943)		943

Total Investments – 100.0%
(Cost $105,247)		146,822

Other Assets less Liabilities – 0.0%		18
NET ASSETS – 100.0%		$146,840

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,310,000 with net sales of approximately $367,000 during the fiscal year ended March 31, 2014.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.9%
Consumer Staples	7.1
Energy	10.4
Financials	18.9
Health Care	16.0
Industrials	9.2
Information Technology	18.2
Materials	1.6
Utilities	2.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND continued	MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$145,879	(1)	$–	$–	$145,879
Investment Companies	943		–	–	943
Total Investments	$146,822		$–	$–	$146,822

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5%

Aerospace/Defense – 1.9%

Boeing (The) Co.	23,176	$2,908

Apparel – 2.7%

Michael Kors Holdings Ltd. *	18,888	1,762

NIKE, Inc., Class B	31,302	2,312
		4,074

Biotechnology – 12.0%

Alexion Pharmaceuticals, Inc. *	20,728	3,153

Biogen Idec, Inc. *	11,765	3,599

BioMarin Pharmaceutical, Inc. *	26,790	1,827

Celgene Corp. *	29,061	4,057

Gilead Sciences, Inc. *	56,131	3,978

Regeneron Pharmaceuticals, Inc. *	5,508	1,654
		18,268

Chemicals – 3.0%

E.I. du Pont de Nemours & Co.	28,526	1,914

Monsanto Co.	23,813	2,709
		4,623

Commercial Services – 4.4%

Alliance Data Systems Corp. *	7,549	2,057

MasterCard, Inc., Class A	62,878	4,697
		6,754

Computers – 5.1%

Apple, Inc.	14,602	7,837

Cosmetics/Personal Care – 1.5%

Estee Lauder (The) Cos., Inc., Class A	33,074	2,212

Diversified Financial Services – 5.4%

American Express Co.	27,245	2,453

Ameriprise Financial, Inc.	20,534	2,260

IntercontinentalExchange Group, Inc.	9,257	1,832

T Rowe Price Group, Inc.	21,023	1,731
		8,276

Electronics – 1.0%

Trimble Navigation Ltd. *	40,099	1,559

Engineering & Construction – 1.1%

Jacobs Engineering Group, Inc. *	26,398	1,676

Environmental Control – 1.1%

Stericycle, Inc. *	14,687	1,669

Food – 1.5%

Whole Foods Market, Inc.	46,067	2,336

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% – continued

Healthcare – Products – 3.4%

Edwards Lifesciences Corp. *	27,152	$2,014

Intuitive Surgical, Inc. *	7,276	3,187
		5,201

Healthcare – Services – 1.1%

HCA Holdings, Inc. *	33,152	1,740

Home Builders – 0.9%

Toll Brothers, Inc. *	36,153	1,298

Household Products/Wares – 1.1%

Church & Dwight Co., Inc.	23,383	1,615

Internet – 16.4%

Amazon.com, Inc. *	14,479	4,872

eBay, Inc. *	35,343	1,952

Facebook, Inc., Class A *	50,826	3,062

Google, Inc., Class A *	7,366	8,209

LinkedIn Corp., Class A *	6,308	1,167

Priceline Group (The), Inc. *	3,266	3,893

Splunk, Inc. *	24,950	1,784

Twitter, Inc. *	2,116	99
		25,038

Machinery – Diversified – 1.4%

Cummins, Inc.	14,440	2,151

Media – 2.9%

Twenty-First Century Fox, Inc., Class A	59,496	1,902

Walt Disney (The) Co.	30,581	2,449
		4,351

Metal Fabrication/Hardware – 2.5%

Precision Castparts Corp.	9,430	2,384

Valmont Industries, Inc.	9,697	1,443
		3,827

Miscellaneous Manufacturing – 3.0%

Danaher Corp.	30,813	2,311

Eaton Corp. PLC	30,196	2,268
		4,579

Oil & Gas Services – 3.0%

National Oilwell Varco, Inc.	25,039	1,950

Schlumberger Ltd.	26,993	2,632
		4,582

Pharmaceuticals – 4.1%

AbbVie, Inc.	38,892	1,999

Catamaran Corp. *	52,270	2,340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH FUND continued	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.5% – continued

Pharmaceuticals – 4.1% – continued

Express Scripts Holding Co. *	25,575	$1,920
		6,259

Real Estate Investment Trusts – 1.8%

American Tower Corp.	34,210	2,801

Retail – 7.8%

Costco Wholesale Corp.	17,116	1,912

Home Depot (The), Inc.	38,416	3,040

Starbucks Corp.	36,847	2,704

Tractor Supply Co.	33,743	2,383

Yum! Brands, Inc.	24,121	1,818
		11,857

Semiconductors – 4.8%

ARM Holdings PLC ADR	53,827	2,744

NXP Semiconductor N.V. *	44,115	2,594

QUALCOMM, Inc.	25,102	1,980
		7,318

Software – 2.5%

Salesforce.com, Inc. *	66,617	3,803

Transportation – 1.1%

Kansas City Southern	17,014	1,736
Total Common Stocks
(Cost $98,631)		150,348

INVESTMENT COMPANIES – 1 .3%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	2,068,489	2,068
Total Investment Companies
(Cost $2,068)		2,068

Total Investments – 99.8%
(Cost $100,699)		152,416

Other Assets less Liabilities – 0.2%		275
NET ASSETS – 100.0%		$152,691

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $6,586,000 with net sales of approximately $4,518,000 during the fiscal year ended March 31, 2014.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	18.9%
Consumer Staples	5.4
Energy	3.0
Financials	7.4
Health Care	20.9
Industrials	12.3
Information Technology	29.0
Materials	3.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$150,348	(1)	$–	$–	$150,348
Investment Companies	2,068		–	–	2,068
Total Investments	$152,416		$–	$–	$152,416

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.4%

Aerospace/Defense – 3.4%

Boeing (The) Co.	17,679	$2,219

Northrop Grumman Corp.	11,705	1,444
		3,663

Agriculture – 1.1%

Philip Morris International, Inc.	14,060	1,151

Auto Parts & Equipment – 1.4%

Johnson Controls, Inc.	33,425	1,582

Banks – 12.4%

Bank of New York Mellon (The) Corp.	56,000	1,976

Capital One Financial Corp.	14,795	1,142

Goldman Sachs Group (The), Inc.	17,690	2,898

JPMorgan Chase & Co.	52,130	3,165

PNC Financial Services Group (The), Inc.	14,615	1,271

Wells Fargo & Co.	61,955	3,082
		13,534

Beverages – 1.3%

PepsiCo, Inc.	17,400	1,453

Chemicals – 2.0%

Dow Chemical (The) Co.	43,925	2,134

Commercial Services – 0.7%

ADT (The) Corp.	25,652	768

Computers – 3.5%

EMC Corp.	64,442	1,766

Hewlett-Packard Co.	64,765	2,096
		3,862

Diversified Financial Services – 3.9%

BlackRock, Inc.	6,775	2,131

Invesco Ltd.	55,833	2,066
		4,197

Food – 0.9%

ConAgra Foods, Inc.	32,202	999

Healthcare – Products – 2.2%

Medtronic, Inc.	39,130	2,408

Healthcare – Services – 1.8%

UnitedHealth Group, Inc.	23,370	1,916

Insurance – 10.2%

Allstate (The) Corp.	46,890	2,653

MetLife, Inc.	58,590	3,093

PartnerRe Ltd.	22,500	2,329

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.4% – continued

Insurance – 10.2% – continued

Prudential Financial, Inc.	36,300	$3,073

		11,148

Leisure Time – 2.2%

Carnival Corp.	62,093	2,351

Mining – 1.9%

Freeport-McMoRan Copper & Gold, Inc.	61,365	2,029

Miscellaneous Manufacturing – 5.8%

3M Co.	8,870	1,204

General Electric Co.	94,245	2,440

Siemens A.G. ADR	20,120	2,719
		6,363

Oil & Gas – 11.8%

Apache Corp.	26,492	2,197

BP PLC ADR	49,000	2,357

Chevron Corp.	21,590	2,567

Ensco PLC, Class A	33,235	1,754

Exxon Mobil Corp.	27,395	2,676

Occidental Petroleum Corp.	13,795	1,315
		12,866

Oil & Gas Services – 4.9%

Baker Hughes, Inc.	46,010	2,991

Schlumberger Ltd.	23,690	2,310
		5,301

Pharmaceuticals – 7.8%

Abbott Laboratories	20,090	774

Johnson & Johnson	26,670	2,620

Merck & Co., Inc.	37,945	2,154

Pfizer, Inc.	91,490	2,938
		8,486

Retail – 4.9%

Coach, Inc.	32,900	1,634

PetSmart, Inc.	32,068	2,209

Target Corp.	25,335	1,533
		5,376

Savings & Loans – 1.7%

New York Community Bancorp, Inc.	115,557	1,857

Semiconductors – 2.5%

Intel Corp.	103,905	2,682

Software – 1.6%

Microsoft Corp.	42,607	1,747

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.4% – continued

Telecommunications – 5.5%

AT&T, Inc.	59,349	$2,081

Cisco Systems, Inc.	95,094	2,131

Verizon Communications, Inc.	14,662	697

Vodafone Group PLC ADR	30,413	1,120
		6,029
Total Common Stocks
(Cost $72,292)		103,902

PREFERRED STOCKS – 1.5%

Banks – 1.5%

Itau Unibanco Holding S.A. ADR	112,665	1,675
Total Preferred Stocks
(Cost $1,505)		1,675

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	3,199,848	3,200
Total Investment Companies
(Cost $3,200)		3,200

Total Investments – 99.9%
(Cost $76,997)		108,777

Other Assets less Liabilities – 0.1%		122
NET ASSETS – 100.0%		$108,899

(1)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $990,000 with net purchases of approximately $2,210,000 during the fiscal year ended March 31, 2014.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.8%
Consumer Staples	3.4
Energy	17.2
Financials	30.7
Health Care	12.1
Industrials	10.2
Information Technology	9.9
Materials	4.0
Telecommunication Services	3.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$103,902	(1)	$–	$–	$103,902
Preferred Stocks	1,675	(1)	–	–	1,675
Investment Companies	3,200		–	–	3,200
Total Investments	$108,777		$–	$–	$108,777

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5%

Advertising – 0.0%

Harte-Hanks, Inc.	5,784	$51

Marchex, Inc., Class B	2,671	28
		79

Aerospace/Defense – 1.9%

AAR Corp.	3,286	85

Aerovironment, Inc. *	1,013	41

Alliant Techsystems, Inc.	3,600	512

Astronics Corp. *	2,544	161

Astronics Corp., Class B *	1,230	78

Breeze-Eastern Corp. *	5,455	54

Cubic Corp.	3,353	171

Curtiss-Wright Corp.	4,543	289

Ducommun, Inc. *	2,479	62

Esterline Technologies Corp. *	2,670	284

GenCorp, Inc. *	10,600	194

HEICO Corp.	7,140	429

Kaman Corp.	3,466	141

Kratos Defense & Security Solutions, Inc. *	357	3

LMI Aerospace, Inc. *	1,314	18

Moog, Inc., Class A *	5,036	330

Orbital Sciences Corp. *	8,853	247

SIFCO Industries, Inc.	422	13

Teledyne Technologies, Inc. *	4,467	435
		3,547

Agriculture – 0.4%

Adecoagro S.A. *	725	6

Alico, Inc.	947	36

Alliance One International, Inc. *	8,393	24

Andersons (The), Inc.	4,114	244

Griffin Land & Nurseries, Inc.	153	5

Tejon Ranch Co. *	2,358	80

Universal Corp.	2,927	163

Vector Group Ltd.	6,379	137
		695

Airlines – 0.3%

Allegiant Travel Co.	2,368	265

Hawaiian Holdings, Inc. *	1,483	21

JetBlue Airways Corp. *	20,005	174

Republic Airways Holdings, Inc. *	1,218	11

SkyWest, Inc.	6,499	83
		554

Apparel – 1.1%

Cherokee, Inc.	354	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Apparel – 1.1% – continued

Columbia Sportswear Co.	2,090	$173

Delta Apparel, Inc. *	1,098	18

G-III Apparel Group Ltd. *	3,790	271

Iconix Brand Group, Inc. *	7,964	313

Jones Group (The), Inc.	8,951	134

Oxford Industries, Inc.	2,359	184

Perry Ellis International, Inc. *	2,102	29

Quiksilver, Inc. *	17,001	128

Skechers U.S.A., Inc., Class A *	3,370	123

Steven Madden Ltd. *	8,376	301

Superior Uniform Group, Inc.	3,036	45

Unifi, Inc. *	2,042	47

Weyco Group, Inc.	865	23

Wolverine World Wide, Inc.	12,654	361
		2,155

Auto Manufacturers – 0.0%

Wabash National Corp. *	6,518	90

Auto Parts & Equipment – 0.9%

American Axle & Manufacturing Holdings, Inc. *	2,364	44

Cooper Tire & Rubber Co.	6,955	169

Dana Holding Corp.	16,530	385

Dorman Products, Inc. *	3,508	207

Gentherm, Inc. *	634	22

Miller Industries, Inc.	2,868	56

Modine Manufacturing Co. *	6,014	88

Remy International, Inc.	4,300	102

Spartan Motors, Inc.	1,067	6

Standard Motor Products, Inc.	3,484	125

Strattec Security Corp.	100	7

Superior Industries International, Inc.	3,878	79

Tenneco, Inc. *	5,620	326

Titan International, Inc.	6,871	130
		1,746

Banks – 6.7%

1st Source Corp.	4,611	148

Access National Corp.	5,400	88

Alliance Bancorp, Inc. of Pennsylvania	367	6

American National Bankshares, Inc.	2,219	52

Ameris Bancorp *	727	17

Ames National Corp.	2,091	46

Arrow Financial Corp.	2,588	68

BancFirst Corp.	900	51

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.7% – continued

Bancorp (The), Inc. *	1,080	$20

BancorpSouth, Inc.	8,536	213

Bank of Kentucky Financial Corp.	925	35

Bank of Marin Bancorp	330	15

Bank of South Carolina Corp.	100	2

Bank of the Ozarks, Inc.	3,261	222

Banner Corp.	2,093	86

Bar Harbor Bankshares	1,551	59

BBCN Bancorp, Inc.	10,641	182

BCB Bancorp, Inc.	465	6

Berkshire Bancorp, Inc.	121	1

Boston Private Financial Holdings, Inc.	2,108	29

Bryn Mawr Bank Corp.	4,124	118

Camden National Corp.	732	30

Capital City Bank Group, Inc.	3,280	44

CapitalSource, Inc.	11,600	169

Cardinal Financial Corp.	902	16

Cass Information Systems, Inc.	2,083	107

Cathay General Bancorp	8,685	219

Center Bancorp, Inc.	4,617	88

Centerstate Banks, Inc.	471	5

Century Bancorp, Inc., Class A	2,120	72

Chemical Financial Corp.	3,782	123

Citizens & Northern Corp.	588	12

City Holding Co.	2,220	100

CoBiz Financial, Inc.	1,244	14

Columbia Banking System, Inc.	5,882	168

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	4,436	173

Community Trust Bancorp, Inc.	2,057	85

CVB Financial Corp.	11,072	176

Eagle Bancorp, Inc. *	3,588	130

Enterprise Bancorp, Inc.	557	11

Enterprise Financial Services Corp.	603	12

Farmers Capital Bank Corp. *	563	13

Fidelity Southern Corp.	1,385	19

Financial Institutions, Inc.	2,994	69

First Bancorp	1,178	22

First Bancorp, Inc.	2,547	42

First Busey Corp.	12,652	73

First Citizens BancShares, Inc., Class A	672	162

First Community Bancshares, Inc.	3,726	61

First Financial Bancorp	5,896	106

First Financial Bankshares, Inc.	3,952	244

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.7% – continued

First Financial Corp.	2,363	$80

First Financial Holdings, Inc.	5,150	323

First Merchants Corp.	921	20

First Midwest Bancorp, Inc.	8,290	142

First of Long Island (The) Corp.	2,138	87

First South Bancorp, Inc.	322	3

FirstMerit Corp.	10,211	213

FNB Corp.	15,475	207

German American Bancorp, Inc.	311	9

Glacier Bancorp, Inc.	6,517	189

Great Southern Bancorp, Inc.	4,751	143

Guaranty Bancorp	677	10

Hancock Holding Co.	6,251	229

Hanmi Financial Corp.	3,851	90

Hawthorn Bancshares, Inc.	435	6

Heartland Financial USA, Inc.	563	15

Heritage Financial Corp.	457	8

Home BancShares, Inc.	2,744	94

Iberiabank Corp.	4,111	288

Independent Bank Corp.	2,925	115

International Bancshares Corp.	7,541	189

Lakeland Bancorp, Inc.	6,090	69

Lakeland Financial Corp.	880	35

Landmark Bancorp, Inc.	4,200	82

MainSource Financial Group, Inc.	904	15

MB Financial, Inc.	5,037	156

Merchants Bancshares, Inc.	2,361	77

Metro Bancorp, Inc. *	714	15

Middleburg Financial Corp.	1,990	35

MidSouth Bancorp, Inc.	598	10

MidWestOne Financial Group, Inc.	425	11

National Bankshares, Inc.	1,600	58

National Penn Bancshares, Inc.	12,272	128

NBT Bancorp, Inc.	4,197	103

Northrim BanCorp, Inc.	2,551	66

Norwood Financial Corp.	1,851	52

OFG Bancorp	6,171	106

Ohio Valley Banc Corp.	658	14

Old National Bancorp	11,083	165

Pacific Continental Corp.	614	8

PacWest Bancorp	3,945	170

Park National Corp.	1,651	127

Peapack Gladstone Financial Corp.	471	10

Peoples Bancorp, Inc.	732	18

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.7% – continued

Peoples Financial Corp. *	221	$3

Pinnacle Financial Partners, Inc.	3,726	140

Popular, Inc. *	8,837	274

Premier Financial Bancorp, Inc.	651	9

PrivateBancorp, Inc.	6,612	202

Prosperity Bancshares, Inc.	5,959	394

QCR Holdings, Inc.	6,316	108

Renasant Corp.	2,063	60

Republic Bancorp, Inc., Class A	1,564	35

Republic First Bancorp, Inc. *	1,090	4

S&T Bancorp, Inc.	3,885	92

S.Y. Bancorp, Inc.	2,309	73

Sandy Spring Bancorp, Inc.	3,270	82

Seacoast Banking Corp. of Florida *	685	8

Shore Bancshares, Inc. *	632	6

Sierra Bancorp	632	10

Simmons First National Corp., Class A	3,728	139

Southern National Bancorp of Virginia, Inc.	512	5

Southside Bancshares, Inc.	2,556	80

Southwest Bancorp, Inc.	627	11

Sterling Financial Corp.	4,736	158

Suffolk Bancorp *	565	13

Sun Bancorp, Inc. *	1,350	5

Susquehanna Bancshares, Inc.	16,043	183

Texas Capital Bancshares, Inc. *	3,904	254

Tompkins Financial Corp.	2,025	99

TowneBank	1,147	18

Trico Bancshares	2,413	63

TrustCo Bank Corp. NY	7,386	52

Trustmark Corp.	5,223	132

UMB Financial Corp.	3,986	258

Umpqua Holdings Corp.	11,721	218

Union First Market Bankshares Corp.	1,740	44

United Bancorp, Inc.	465	4

United Bankshares, Inc.	4,601	141

United Community Banks, Inc. *	4,744	92

Univest Corp. of Pennsylvania	454	9

Valley National Bancorp	496	5

ViewPoint Financial Group, Inc.	4,170	120

Washington Banking Co.	457	8

Washington Trust Bancorp, Inc.	2,952	111

Webster Financial Corp.	7,984	248

WesBanco, Inc.	2,078	66

West Bancorporation, Inc.	795	12

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.7% – continued

Westamerica Bancorporation	2,791	$151

Western Alliance Bancorp *	10,643	262

Wilshire Bancorp, Inc.	493	5

Wintrust Financial Corp.	4,058	197

Yadkin Financial Corp. *	525	11
		12,696

Beverages – 0.3%

Boston Beer (The) Co., Inc., Class A *	1,132	277

Coca-Cola Bottling Co. Consolidated	1,445	123

Craft Brew Alliance, Inc. *	6,145	94

Farmer Bros. Co. *	5,589	110

National Beverage Corp. *	2,406	47
		651

Biotechnology – 2.5%

Acorda Therapeutics, Inc. *	5,315	201

Aegerion Pharmaceuticals, Inc. *	4,217	194

Arena Pharmaceuticals, Inc. *	4,157	26

Cambrex Corp. *	17,832	336

Celldex Therapeutics, Inc. *	6,123	108

Charles River Laboratories International, Inc. *	5,699	344

Curis, Inc. *	1,668	5

Emergent Biosolutions, Inc. *	6,316	160

Endocyte, Inc. *	4,800	114

Exact Sciences Corp. *	5,000	71

Exelixis, Inc. *	11,597	41

Harvard Bioscience, Inc. *	1,797	9

Idenix Pharmaceuticals, Inc. *	1,818	11

ImmunoGen, Inc. *	4,442	66

Immunomedics, Inc. *	14,372	61

Insmed, Inc. *	6,129	117

InterMune, Inc. *	10,930	366

Isis Pharmaceuticals, Inc. *	11,666	504

KYTHERA Biopharmaceuticals, Inc. *	3,200	127

Lexicon Pharmaceuticals, Inc. *	1,547	3

Ligand Pharmaceuticals, Inc. *	5,323	358

Maxygen, Inc.(1)	2,429	–

Medicines (The) Co. *	6,766	192

Momenta Pharmaceuticals, Inc. *	9,913	115

Myriad Genetics, Inc. *	1,931	66

Novavax, Inc. *	2,370	11

NPS Pharmaceuticals, Inc. *	11,646	349

PDL BioPharma, Inc.	17,339	144

Puma Biotechnology, Inc. *	2,900	302

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Biotechnology – 2.5% – continued

Repligen Corp. *	3,318	$43

RTI Surgical, Inc. *	3,308	14

Sangamo BioSciences, Inc. *	11,303	204

Spectrum Pharmaceuticals, Inc. *	6,505	51

Synageva BioPharma Corp. *	521	43
		4,756

Building Materials – 1.2%

AAON, Inc.	4,824	135

Apogee Enterprises, Inc.	5,862	195

Builders FirstSource, Inc. *	1,671	15

Comfort Systems USA, Inc.	5,776	88

Drew Industries, Inc.	5,285	287

Gibraltar Industries, Inc. *	1,248	24

Griffon Corp.	5,614	67

Headwaters, Inc. *	10,503	139

Louisiana-Pacific Corp. *	15,895	268

LSI Industries, Inc.	928	8

NCI Building Systems, Inc. *	171	3

Nortek, Inc. *	100	8

Quanex Building Products Corp.	3,404	70

Simpson Manufacturing Co., Inc.	4,003	141

Texas Industries, Inc. *	3,495	313

Trex Co., Inc. *	2,931	214

Universal Forest Products, Inc.	2,652	147

USG Corp. *	5,872	192
		2,314

Chemicals – 2.1%

A. Schulman, Inc.	4,305	156

Aceto Corp.	12,563	252

American Vanguard Corp.	3,228	70

Axiall Corp.	3,937	177

Balchem Corp.	3,313	173

Chemtura Corp. *	10,654	269

Ferro Corp. *	13,274	181

H.B. Fuller Co.	5,793	280

Hawkins, Inc.	2,127	78

Innophos Holdings, Inc.	2,974	169

Innospec, Inc.	4,860	220

Intrepid Potash, Inc. *	6,000	93

KMG Chemicals, Inc.	4,190	66

Kraton Performance Polymers, Inc. *	3,510	92

Landec Corp. *	2,415	27

Minerals Technologies, Inc.	3,972	256

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Chemicals – 2.1% – continued

Oil-Dri Corp. of America	185	$6

Olin Corp.	10,192	281

OM Group, Inc.	4,239	141

OMNOVA Solutions, Inc. *	11,226	117

PolyOne Corp.	792	29

Quaker Chemical Corp.	2,957	233

Sensient Technologies Corp.	5,549	313

Stepan Co.	3,384	218

Zep, Inc.	3,113	55
		3,952

Coal – 0.1%

Alpha Natural Resources, Inc. *	12,800	54

SunCoke Energy, Inc. *	7,900	180

Westmoreland Coal Co. *	489	15
		249

Commercial Services – 6.4%

Aaron’s, Inc.	1,012	31

ABM Industries, Inc.	7,442	214

Advisory Board (The) Co. *	4,678	301

Albany Molecular Research, Inc. *	8,687	161

American Public Education, Inc. *	2,652	93

AMN Healthcare Services, Inc. *	4,800	66

ARC Document Solutions, Inc. *	2,439	18

Ascent Capital Group, Inc., Class A *	2,090	158

Barrett Business Services, Inc.	732	44

Bridgepoint Education, Inc. *	2,383	35

Brink’s (The) Co.	6,728	192

Capella Education Co.	2,600	164

Cardtronics, Inc. *	4,251	165

CBIZ, Inc. *	7,530	69

CDI Corp.	1,159	20

Chemed Corp.	3,352	300

Collectors Universe, Inc.	8,529	161

Convergys Corp.	12,453	273

CoreLogic, Inc. *	9,914	298

Corporate Executive Board (The) Co.	4,399	327

Corvel Corp. *	4,288	213

CoStar Group, Inc. *	3,318	620

CRA International, Inc. *	2,436	54

Cross Country Healthcare, Inc. *	2,093	17

Deluxe Corp.	4,859	255

DeVry Education Group, Inc.	4,800	203

Electro Rent Corp.	5,078	89

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.4% – continued

Ennis, Inc.	4,021	$67

Euronet Worldwide, Inc. *	6,239	259

ExamWorks Group, Inc. *	6,705	235

ExlService Holdings, Inc. *	3,447	107

Forrester Research, Inc.	3,670	132

Franklin Covey Co. *	776	15

FTI Consulting, Inc. *	4,135	138

Global Cash Access Holdings, Inc. *	4,013	28

Grand Canyon Education, Inc. *	4,700	219

Great Lakes Dredge & Dock Corp. *	3,118	28

H&E Equipment Services, Inc. *	1,885	76

Hackett Group (The), Inc.	1,985	12

Healthcare Services Group, Inc.	7,400	215

Heartland Payment Systems, Inc.	4,197	174

HMS Holdings Corp. *	10,342	197

Huron Consulting Group, Inc. *	2,452	155

ICF International, Inc. *	1,186	47

Information Services Group, Inc. *	2,379	12

Insperity, Inc.	3,436	106

Intersections, Inc.	938	6

K12, Inc. *	5,545	126

Kelly Services, Inc., Class A	4,273	101

Kforce, Inc.	4,730	101

Korn/Ferry International *	4,494	134

Landauer, Inc.	2,743	124

Live Nation Entertainment, Inc. *	12,684	276

Matthews International Corp., Class A	3,790	155

MAXIMUS, Inc.	11,998	538

McGrath RentCorp	3,559	124

Medifast, Inc. *	454	13

MoneyGram International, Inc. *	234	4

Monro Muffler Brake, Inc.	3,496	199

Multi-Color Corp.	2,573	90

National Research Corp., Class A *	6,390	106

National Research Corp., Class B *	1,115	49

Navigant Consulting, Inc. *	5,940	111

Odyssey Marine Exploration, Inc. *	2,982	7

On Assignment, Inc. *	6,417	248

PAREXEL International Corp. *	6,846	370

PDI, Inc. *	16,416	75

Pendrell Corp. *	33,151	61

PHH Corp. *	5,799	150

Providence Service (The) Corp. *	4,681	132

Rent-A-Center, Inc.	5,912	157

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.4% – continued

RR Donnelley & Sons Co.	2,567	$46

Sotheby’s	6,283	274

SP Plus Corp. *	3,892	102

StarTek, Inc. *	780	5

Steiner Leisure Ltd. *	1,198	55

Strayer Education, Inc. *	1,300	60

Team, Inc. *	2,911	125

TeleTech Holdings, Inc. *	5,926	145

Tree.com, Inc. *	1,500	47

TrueBlue, Inc. *	4,035	118

Viad Corp.	3,723	89

Vistaprint N.V. *	3,881	191

Volt Information Sciences, Inc. *	2,231	19

WEX, Inc. *	5,462	519
		12,015

Computers – 2.3%

Agilysys, Inc. *	7,402	99

Astro-Med, Inc.	563	7

CACI International, Inc., Class A *	3,189	235

CIBER, Inc. *	5,213	24

Computer Task Group, Inc.	2,897	49

Cray, Inc. *	3,259	122

Datalink Corp. *	4,559	64

Digimarc Corp.	1,990	62

Electronics For Imaging, Inc. *	5,600	243

EPAM Systems, Inc. *	3,000	99

iGATE Corp. *	4,859	153

Immersion Corp. *	1,674	18

Insight Enterprises, Inc. *	6,105	153

j2 Global, Inc.	6,402	320

Lexmark International, Inc., Class A	7,600	352

LivePerson, Inc. *	6,028	73

Manhattan Associates, Inc. *	12,980	455

Mattersight Corp. *	1,358	9

Mentor Graphics Corp.	9,412	207

MTS Systems Corp.	3,520	241

Netscout Systems, Inc. *	5,486	206

PAR Technology Corp. *	3,219	16

Qumu Corp. *	212	3

Riverbed Technology, Inc. *	906	18

Silicon Graphics International Corp. *	4,651	57

Spansion, Inc., Class A *	3,395	59

Super Micro Computer, Inc. *	4,039	70

Sykes Enterprises, Inc. *	8,564	170

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Computers – 2.3% – continued

Synaptics, Inc. *	4,108	$247

Syntel, Inc. *	3,533	318

Transact Technologies, Inc.	651	7

Unisys Corp. *	3,715	113

Virtusa Corp. *	740	25

Vocera Communications, Inc. *	2,100	34
		4,328

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	3,243	96

Inter Parfums, Inc.	4,096	148

Revlon, Inc., Class A *	454	12
		256

Distribution/Wholesale – 1.1%

Beacon Roofing Supply, Inc. *	5,787	224

BlueLinx Holdings, Inc. *	2,812	4

Core-Mark Holding Co., Inc.	1,123	81

Houston Wire & Cable Co.	1,544	20

MWI Veterinary Supply, Inc. *	1,607	250

Owens & Minor, Inc.	6,797	238

Pool Corp.	5,591	343

Rentrak Corp. *	2,207	133

ScanSource, Inc. *	4,003	163

Titan Machinery, Inc. *	632	10

United Stationers, Inc.	5,964	245

Watsco, Inc.	3,119	312
		2,023

Diversified Financial Services – 2.3%

Aircastle Ltd.	3,704	72

Arlington Asset Investment Corp., Class A	454	12

BGC Partners, Inc., Class A	1,530	10

Calamos Asset Management, Inc., Class A	1,513	20

California First National Bancorp	1,406	22

Cohen & Steers, Inc.	2,559	102

Credit Acceptance Corp. *	2,642	376

DFC Global Corp. *	4,062	36

Diamond Hill Investment Group, Inc.	877	115

Ellie Mae, Inc. *	3,900	112

Encore Capital Group, Inc. *	3,788	173

Evercore Partners, Inc., Class A	3,235	179

FBR & Co. *	955	25

Federal Agricultural Mortgage Corp., Class C	100	3

Financial Engines, Inc.	3,897	198

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Diversified Financial Services – 2.3% – continued

GAMCO Investors, Inc., Class A	2,067	$160

GFI Group, Inc.	8,594	31

Home Loan Servicing Solutions Ltd.	2,900	63

Interactive Brokers Group, Inc., Class A	6,396	139

INTL. FCStone, Inc. *	3,385	64

Investment Technology Group, Inc. *	7,952	161

Janus Capital Group, Inc.	17,812	194

JMP Group, Inc.	644	5

MarketAxess Holdings, Inc.	3,976	235

MicroFinancial, Inc.	1,682	13

Nelnet, Inc., Class A	5,023	205

NewStar Financial, Inc. *	1,344	19

Outerwall, Inc. *	3,440	249

Piper Jaffray Cos. *	2,191	100

Portfolio Recovery Associates, Inc. *	5,718	331

Pzena Investment Management, Inc., Class A	3,421	40

Siebert Financial Corp. *	758	2

Stifel Financial Corp. *	5,514	274

SWS Group, Inc. *	1,990	15

Virtus Investment Partners, Inc. *	756	131

Walter Investment Management Corp. *	5,108	152

Westwood Holdings Group, Inc.	422	26

World Acceptance Corp. *	2,639	198
		4,262

Electric – 1.9%

ALLETE, Inc.	4,201	220

Avista Corp.	7,671	235

Black Hills Corp.	4,845	279

Cleco Corp.	6,927	350

El Paso Electric Co.	5,461	195

Empire District Electric (The) Co.	4,445	108

IDACORP, Inc.	6,390	354

MGE Energy, Inc.	3,490	137

NorthWestern Corp.	4,003	190

Ormat Technologies, Inc.	1,191	36

Otter Tail Corp.	3,895	120

Pike Corp. *	7,274	78

PNM Resources, Inc.	11,190	303

Portland General Electric Co.	9,315	301

UIL Holdings Corp.	5,966	220

Unitil Corp.	2,948	97

UNS Energy Corp.	4,942	297
		3,520

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electrical Components & Equipment – 1.5%

Acuity Brands, Inc.	4,870	$646

Advanced Energy Industries, Inc. *	7,710	189

Belden, Inc.	5,983	416

Encore Wire Corp.	1,171	57

EnerSys, Inc.	4,849	336

Espey Manufacturing & Electronics Corp.	3,300	90

Generac Holdings, Inc.	2,297	135

General Cable Corp.	5,686	146

Graham Corp.	2,021	64

Insteel Industries, Inc.	1,500	30

Littelfuse, Inc.	2,408	225

Orion Energy Systems, Inc. *	1,050	8

Powell Industries, Inc.	2,381	154

PowerSecure International, Inc. *	1,080	25

SL Industries, Inc. *	739	18

SunPower Corp. *	5,856	189

Ultralife Corp. *	1,821	8

Universal Display Corp. *	4,394	140
		2,876

Electronics – 2.5%

American Science & Engineering, Inc.	1,560	105

Analogic Corp.	2,039	167

Badger Meter, Inc.	2,910	160

Bel Fuse, Inc., Class B	1,214	27

Benchmark Electronics, Inc. *	5,199	118

Brady Corp., Class A	6,672	181

Checkpoint Systems, Inc. *	5,169	69

Coherent, Inc. *	2,849	186

CTS Corp.	5,665	118

Electro Scientific Industries, Inc.	4,747	47

ESCO Technologies, Inc.	2,932	103

FARO Technologies, Inc. *	3,744	198

FEI Co.	4,382	452

II-VI, Inc. *	5,071	78

Itron, Inc. *	3,761	134

Measurement Specialties, Inc. *	2,513	171

Mesa Laboratories, Inc.	1,469	133

Methode Electronics, Inc.	6,109	187

MOCON, Inc.	5,420	90

Newport Corp. *	5,617	116

NVE Corp. *	1,230	70

OSI Systems, Inc. *	2,204	132

Park Electrochemical Corp.	3,787	113

Plexus Corp. *	3,945	158

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electronics – 2.5% – continued

Rofin-Sinar Technologies, Inc. *	4,165	$100

Rogers Corp. *	2,800	175

Sanmina Corp. *	10,167	177

Sparton Corp. *	652	19

Stoneridge, Inc. *	803	9

Taser International, Inc. *	3,263	60

Transcat, Inc. *	83	1

Viasystems Group, Inc. *	2,843	36

Vishay Intertechnology, Inc.	14,406	214

Vishay Precision Group, Inc. *	165	3

Watts Water Technologies, Inc., Class A	3,655	215

Woodward, Inc.	8,065	335

Zygo Corp. *	1,058	16
		4,673

Energy – Alternate Sources – 0.2%

Clean Energy Fuels Corp. *	4,072	36

FutureFuel Corp.	2,500	51

Green Plains Renewable Energy, Inc.	3,263	98

REX American Resources Corp. *	4,473	255
		440

Engineering & Construction – 0.9%

Aegion Corp. *	5,615	142

Argan, Inc.	4,982	148

Dycom Industries, Inc. *	5,739	181

EMCOR Group, Inc.	7,535	353

Exponent, Inc.	2,526	190

Granite Construction, Inc.	5,631	225

Integrated Electrical Services, Inc. *	1,238	8

MasTec, Inc. *	6,375	277

MYR Group, Inc. *	2,005	51

Orion Marine Group, Inc. *	917	11

Sterling Construction Co., Inc. *	354	3

VSE Corp.	1,311	69
		1,658

Entertainment – 1.0%

Carmike Cinemas, Inc. *	805	24

Churchill Downs, Inc.	1,905	174

DreamWorks Animation SKG, Inc., Class A *	7,524	200

International Speedway Corp., Class A	3,955	134

Isle of Capri Casinos, Inc. *	7,782	60

Lakes Entertainment, Inc. *	3,001	15

Marriott Vacations Worldwide Corp. *	3,100	173

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Entertainment – 1.0% – continued

Multimedia Games Holding Co., Inc. *	1,338	$39

National CineMedia, Inc.	3,895	58

Pinnacle Entertainment, Inc. *	6,870	163

Reading International, Inc., Class A *	923	7

Rick’s Cabaret International, Inc. *	5,233	59

Scientific Games Corp., Class A *	7,048	97

Six Flags Entertainment Corp.	10,008	402

Speedway Motorsports, Inc.	1,815	34

Vail Resorts, Inc.	3,473	242
		1,881

Environmental Control – 0.5%

Calgon Carbon Corp. *	7,213	157

Ceco Environmental Corp.	153	3

Darling International, Inc. *	13,315	267

Heritage-Crystal Clean, Inc. *	465	8

MSA Safety, Inc.	3,081	176

Sharps Compliance Corp. *	1,737	8

Tetra Tech, Inc. *	6,487	192

TRC Cos., Inc. *	1,548	10

US Ecology, Inc.	3,713	138
		959

Food – 1.9%

B&G Foods, Inc.	7,474	225

Boulder Brands, Inc. *	1,210	21

Bridgford Foods Corp. *	342	3

Calavo Growers, Inc.	454	16

Cal-Maine Foods, Inc.	2,468	155

Chiquita Brands International, Inc. *	5,210	65

Fresh Del Monte Produce, Inc.	4,035	111

Fresh Market (The), Inc. *	3,029	102

Golden Enterprises, Inc.	424	2

Hain Celestial Group (The), Inc. *	4,572	418

Ingles Markets, Inc., Class A	3,234	77

J&J Snack Foods Corp.	2,518	242

Lancaster Colony Corp.	2,072	206

Lifeway Foods, Inc.	277	4

Post Holdings, Inc. *	3,400	187

Sanderson Farms, Inc.	2,338	184

Seaboard Corp. *	52	136

Seneca Foods Corp., Class A *	277	9

Snyder’s-Lance, Inc.	5,160	145

Spartan Stores, Inc.	5,109	119

SUPERVALU, Inc. *	22,945	157

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Food – 1.9% – continued

Tootsie Roll Industries, Inc.	4,663	$140

TreeHouse Foods, Inc. *	4,903	353

United Natural Foods, Inc. *	5,667	402

Village Super Market, Inc., Class A	1,164	31

Weis Markets, Inc.	2,963	146
		3,656

Forest Products & Paper – 0.8%

Clearwater Paper Corp. *	2,674	168

Deltic Timber Corp.	1,432	93

KapStone Paper and Packaging Corp. *	8,926	257

Neenah Paper, Inc.	5,250	272

Orchids Paper Products Co.	454	14

PH Glatfelter Co.	7,586	206

Resolute Forest Products, Inc. *	7,741	155

Schweitzer-Mauduit International, Inc.	5,158	220

Wausau Paper Corp.	3,132	40
		1,425

Gas – 0.9%

Chesapeake Utilities Corp.	2,556	162

Delta Natural Gas Co., Inc.	184	4

Laclede Group (The), Inc.	2,487	117

New Jersey Resources Corp.	4,711	235

Northwest Natural Gas Co.	3,623	160

Piedmont Natural Gas Co., Inc.	7,269	257

RGC Resources, Inc.	543	10

South Jersey Industries, Inc.	3,377	189

Southwest Gas Corp.	5,670	303

WGL Holdings, Inc.	6,014	241
		1,678

Hand/Machine Tools – 0.1%

Franklin Electric Co., Inc.	5,486	233

Healthcare – Products – 4.2%

Abaxis, Inc. *	2,796	109

ABIOMED, Inc. *	5,927	154

Accuray, Inc. *	538	5

Affymetrix, Inc. *	5,625	40

Alere, Inc. *	8,800	302

Align Technology, Inc. *	7,912	410

Alphatec Holdings, Inc. *	1,344	2

AngioDynamics, Inc. *	7,863	124

ArthroCare Corp. *	4,270	206

AtriCure, Inc. *	1,966	37

Atrion Corp.	508	156

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 4.2% – continued

Baxano Surgical, Inc. *	1,786	$2

BioTelemetry, Inc. *	1,210	12

Bovie Medical Corp. *	1,160	4

Bruker Corp. *	6,913	158

Cantel Medical Corp.	6,956	235

Cardiovascular Systems, Inc. *	4,762	151

Cepheid, Inc. *	8,169	421

Chindex International, Inc. *	4,273	82

CONMED Corp.	3,826	166

CryoLife, Inc.	923	9

Cutera, Inc. *	4,310	48

Cyberonics, Inc. *	3,125	204

Cynosure, Inc., Class A *	6,090	178

Daxor Corp.	522	4

DexCom, Inc. *	2,038	84

Digirad Corp.	1,644	6

Endologix, Inc. *	3,840	49

Exactech, Inc. *	5,672	128

Female Health (The) Co.	773	6

Genomic Health, Inc. *	2,100	55

Greatbatch, Inc. *	4,190	192

Haemonetics Corp. *	6,984	228

Hanger, Inc. *	4,395	148

Hansen Medical, Inc. *	1,520	4

Harvard Apparatus Regenerative Technology, Inc. *	449	4

Hill-Rom Holdings, Inc.	4,800	185

ICU Medical, Inc. *	2,481	149

Insulet Corp. *	1,776	84

Integra LifeSciences Holdings Corp. *	2,983	137

Iridex Corp. *	100	1

LeMaitre Vascular, Inc.	11,223	91

Luminex Corp. *	4,897	89

Masimo Corp. *	6,598	180

Medical Action Industries, Inc. *	5,484	38

Merge Healthcare, Inc. *	1,663	4

Meridian Bioscience, Inc.	4,029	88

Merit Medical Systems, Inc. *	6,586	94

Natus Medical, Inc. *	8,282	214

NuVasive, Inc. *	7,498	288

NxStage Medical, Inc. *	4,160	53

OraSure Technologies, Inc. *	10,534	84

Orthofix International N.V. *	3,735	113

Quidel Corp. *	5,217	142

Rockwell Medical, Inc. *	917	12

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 4.2% – continued

Span-America Medical Systems, Inc.	2,086	$48

Spectranetics Corp. *	4,673	142

STERIS Corp.	6,209	297

SurModics, Inc. *	4,642	105

Symmetry Medical, Inc. *	8,443	85

Thoratec Corp. *	6,145	220

United-Guardian, Inc.	460	13

Utah Medical Products, Inc.	2,064	119

Vascular Solutions, Inc. *	4,503	118

Volcano Corp. *	5,473	108

West Pharmaceutical Services, Inc.	8,876	391

Wright Medical Group, Inc. *	4,677	145
		7,960

Healthcare – Services – 2.2%

Addus HomeCare Corp. *	5,512	127

Air Methods Corp. *	5,561	297

Alliance HealthCare Services, Inc. *	6,382	214

Almost Family, Inc. *	4,230	98

Amsurg Corp. *	4,247	200

Bio-Reference Labs, Inc. *	5,024	139

Capital Senior Living Corp. *	3,266	85

Centene Corp. *	5,573	347

Emeritus Corp. *	5,006	157

Ensign Group (The), Inc.	3,919	171

Gentiva Health Services, Inc. *	7,000	64

HealthSouth Corp.	10,315	371

Healthways, Inc. *	4,800	82

IPC The Hospitalist Co., Inc. *	2,642	130

Kindred Healthcare, Inc.	6,316	148

LHC Group, Inc. *	2,793	61

LifePoint Hospitals, Inc. *	5,300	289

Magellan Health Services, Inc. *	3,985	236

Medcath Corp. (1)*	7,953	–

Molina Healthcare, Inc. *	3,958	149

National Healthcare Corp.	2,960	165

Skilled Healthcare Group, Inc., Class A *	12,164	64

Triple-S Management Corp., Class B *	5,993	97

U.S. Physical Therapy, Inc.	3,376	117

WellCare Health Plans, Inc. *	4,818	306
		4,114

Holding Companies – Diversified – 0.1%

Harbinger Group, Inc. *	10,336	127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Holding Companies – Diversified – 0.1% – continued

Resource America, Inc., Class A	1,529	$13
		140

Home Builders – 0.7%

AMREP Corp. *	5,193	33

Beazer Homes USA, Inc. *	156	3

Cavco Industries, Inc. *	2,461	193

Hovnanian Enterprises, Inc., Class A *	1,350	6

KB Home	6,807	116

M/I Homes, Inc. *	2,110	47

MDC Holdings, Inc.	5,779	164

Meritage Homes Corp. *	4,414	185

Nobility Homes, Inc. *	858	10

Ryland Group (The), Inc.	4,003	160

Standard Pacific Corp. *	7,500	62

Thor Industries, Inc.	4,091	250

Winnebago Industries, Inc. *	3,694	101
		1,330

Home Furnishings – 0.6%

American Woodmark Corp. *	2,946	99

Daktronics, Inc.	8,656	125

Emerson Radio Corp. *	2,592	5

Ethan Allen Interiors, Inc.	4,308	110

Flexsteel Industries, Inc.	4,302	162

Hooker Furniture Corp.	4,613	72

iRobot Corp. *	2,838	117

Kimball International, Inc., Class B	2,871	52

La-Z-Boy, Inc.	6,679	181

Select Comfort Corp. *	5,835	106

Stanley Furniture Co., Inc. *	1,105	3

TiVo, Inc. *	7,963	105

Universal Electronics, Inc. *	1,181	45

VOXX International Corp. *	763	10
		1,192

Household Products/Wares – 0.4%

ACCO Brands Corp. *	8,898	55

Central Garden and Pet Co., Class A *	3,449	29

CSS Industries, Inc.	1,191	32

Helen of Troy Ltd. *	3,546	245

Spectrum Brands Holdings, Inc.	2,800	223

WD-40 Co.	3,111	241
		825

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Insurance – 3.5%

American Equity Investment Life Holding Co.	7,441	$176

AMERISAFE, Inc.	3,031	133

AmTrust Financial Services, Inc.	4,434	167

Argo Group International Holdings Ltd.	3,777	173

Atlantic American Corp.	6,501	24

Baldwin & Lyons, Inc., Class B	2,846	75

Citizens, Inc. *	9,548	71

CNO Financial Group, Inc.	22,070	399

Crawford & Co., Class B	13,444	147

Donegal Group, Inc., Class A	1,246	18

eHealth, Inc. *	4,009	204

EMC Insurance Group, Inc.	4,519	160

Employers Holdings, Inc.	5,233	106

Endurance Specialty Holdings Ltd.	4,410	237

FBL Financial Group, Inc., Class A	1,589	69

First Acceptance Corp. *	2,414	6

First American Financial Corp.	9,033	240

GAINSCO, Inc. *	614	5

Global Indemnity PLC*	459	12

Greenlight Capital Re Ltd., Class A *	3,400	111

Hallmark Financial Services, Inc. *	640	5

Hanover Insurance Group (The), Inc.	5,455	335

Hilltop Holdings, Inc. *	2,253	54

Horace Mann Educators Corp.	3,212	93

Independence Holding Co.	746	10

Infinity Property & Casualty Corp.	2,227	151

Investors Title Co.	1,622	123

Kansas City Life Insurance Co.	1,595	77

Kemper Corp.	4,408	173

Maiden Holdings Ltd.	164	2

Meadowbrook Insurance Group, Inc.	2,883	17

MGIC Investment Corp. *	17,480	149

Montpelier Re Holdings Ltd.	7,701	229

National Interstate Corp.	2,645	71

National Western Life Insurance Co., Class A	463	113

Navigators Group (The), Inc. *	1,100	67

OneBeacon Insurance Group Ltd., Class A	3,395	52

Phoenix (The) Cos., Inc. *	253	13

Platinum Underwriters Holdings Ltd.	4,103	247

Primerica, Inc.	4,874	230

Primus Guaranty Ltd. *	1,524	12

Protective Life Corp.	8,170	430

Radian Group, Inc.	11,559	174

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Insurance – 3.5% – continued

RLI Corp.	5,056	$224

Safety Insurance Group, Inc.	2,023	109

Selective Insurance Group, Inc.	4,729	110

StanCorp Financial Group, Inc.	4,414	295

Stewart Information Services Corp.	4,172	146

Symetra Financial Corp.	8,441	167

Tower Group International Ltd.	1	–

Unico American Corp. *	114	1

United Fire Group, Inc.	4,020	122

Universal Insurance Holdings, Inc.	1,237	16
		6,550

Internet – 1.8%

1-800-Flowers.com, Inc., Class A *	2,808	16

AOL, Inc. *	6,145	269

Blucora, Inc. *	2,410	47

Blue Nile, Inc. *	2,822	98

BroadSoft, Inc. *	2,978	80

Cogent Communications Group, Inc.	6,212	221

comScore, Inc. *	2,489	82

Conversant, Inc. *	8,021	226

eGain Corp. *	8,800	62

ePlus, Inc. *	3,370	188

FTD Cos., Inc. *	3,046	97

HealthStream, Inc. *	3,889	104

Internap Network Services Corp. *	3,114	22

iPass, Inc. *	1,489	2

Lionbridge Technologies, Inc. *	2,108	14

Liquidity Services, Inc. *	3,521	92

Move, Inc. *	1,986	23

Move, Inc. – (Fractional Shares) *	25,000	–

New Media Investment Group, Inc. *	1,266	19

NIC, Inc.	6,721	130

OpenTable, Inc. *	2,546	196

Orbitz Worldwide, Inc. *	2,462	19

Overstock.com, Inc. *	732	14

PC-Tel, Inc.	1,058	9

Perficient, Inc. *	2,436	44

Reis, Inc. *	1,941	35

Saba Software, Inc. *	1,250	15

Safeguard Scientifics, Inc. *	2,408	53

Sapient Corp. *	14,392	246

Shutterfly, Inc. *	3,162	135

SPS Commerce, Inc. *	1,100	68

Stamps.com, Inc. *	4,128	139

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Internet – 1.8% – continued

support.com, Inc. *	2,249	$6

Travelzoo, Inc. *	2,939	67

Trulia, Inc. *	414	14

United Online, Inc.	2,176	25

Unwired Planet, Inc. *	2,425	5

VASCO Data Security International, Inc. *	2,430	18

VirnetX Holding Corp. *	2,104	30

Web.com Group, Inc. *	5,202	177

WebMD Health Corp. *	5,895	244

XO Group, Inc. *	500	5

Zix Corp. *	2,688	11
		3,367

Investment Companies – 0.4%

BlackRock Kelso Capital Corp.	8,855	81

Capital Southwest Corp.	2,788	97

Fifth Street Finance Corp.	11,800	112

Gladstone Investment Corp.	918	8

Hercules Technology Growth Capital, Inc.	2,249	32

KCAP Financial, Inc.	1,228	11

Main Street Capital Corp.	1,491	49

MCG Capital Corp.	3,836	14

Medallion Financial Corp.	636	8

NGP Capital Resources Co.	660	4

PennantPark Investment Corp.	902	10

Prospect Capital Corp.	16,159	174

Solar Capital Ltd.	4,604	100

Solar Senior Capital Ltd.	400	7

TICC Capital Corp.	1,080	11

Triangle Capital Corp.	2,663	69
		787

Iron/Steel – 0.2%

Commercial Metals Co.	12,664	239

Shiloh Industries, Inc. *	1,218	22

Universal Stainless & Alloy Products, Inc. *	2,219	75
		336

Leisure Time – 0.6%

Arctic Cat, Inc.	2,943	141

Bowl America, Inc., Class A	460	7

Brunswick Corp.	9,820	445

Callaway Golf Co.	8,936	91

Interval Leisure Group, Inc.	5,529	144

Johnson Outdoors, Inc., Class A	2,972	76

Life Time Fitness, Inc. *	4,472	215

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Leisure Time – 0.6% – continued

Marine Products Corp.	2,110	$16

Town Sports International Holdings, Inc.	2,568	22
		1,157

Lodging – 0.1%

Boyd Gaming Corp. *	935	12

Marcus (The) Corp.	1,941	33

Monarch Casino & Resort, Inc. *	742	14

Morgans Hotel Group Co. *	6,591	53

Orient-Express Hotels Ltd., Class A *	5,320	77

Red Lion Hotels Corp. *	920	5
		194

Machinery – Construction & Mining – 0.2%

Astec Industries, Inc.	2,663	117

Hyster-Yale Materials Handling, Inc.	2,014	196
		313

Machinery – Diversified – 2.0%

Alamo Group, Inc.	914	50

Altra Industrial Motion Corp.	5,361	191

Applied Industrial Technologies, Inc.	5,329	257

Briggs & Stratton Corp.	5,191	116

Chart Industries, Inc. *	3,609	287

ClearSign Combustion Corp. *	7,500	82

Cognex Corp. *	9,590	325

Columbus McKinnon Corp. *	1,141	31

DXP Enterprises, Inc. *	3,023	287

Global Power Equipment Group, Inc.	3,336	66

Gorman-Rupp (The) Co.	4,138	132

Hollysys Automation Technologies Ltd. *	3,302	71

Hurco Cos., Inc.	880	24

Kadant, Inc.	700	26

Key Technology, Inc. *	3,860	50

Lindsay Corp.	2,080	183

Manitowoc (The) Co., Inc.	14,254	448

Middleby (The) Corp. *	2,200	581

NACCO Industries, Inc., Class A	1,207	65

Tennant Co.	2,390	157

Twin Disc, Inc.	2,217	58

Zebra Technologies Corp., Class A *	5,600	389
		3,876

Media – 0.7%

Courier Corp.	7,838	121

Crown Media Holdings, Inc., Class A *	3,297	13

Entercom Communications Corp., Class A *	5,047	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Media – 0.7% – continued

Journal Communications, Inc., Class A *	3,428	$30

LIN Media LLC, Class A *	2,858	76

Meredith Corp.	4,021	187

New York Times (The) Co., Class A	15,127	259

Nexstar Broadcasting Group, Inc., Class A	1,600	60

Saga Communications, Inc., Class A	796	39

Scholastic Corp.	3,081	106

Sinclair Broadcast Group, Inc., Class A	4,751	129

World Wrestling Entertainment, Inc., Class A	5,941	171
		1,242

Metal Fabrication/Hardware – 1.1%

A.M. Castle & Co. *	4,310	63

CIRCOR International, Inc.	2,229	164

Dynamic Materials Corp.	2,580	49

Eastern (The) Co.	3,234	52

Furmanite Corp. *	7,381	73

Haynes International, Inc.	2,029	110

LB Foster Co., Class A	3,699	173

Mueller Industries, Inc.	9,102	273

Mueller Water Products, Inc., Class A	14,767	140

Northwest Pipe Co. *	3,521	127

Olympic Steel, Inc.	2,390	69

Omega Flex, Inc.	455	10

RBC Bearings, Inc. *	3,411	217

RTI International Metals, Inc. *	4,041	112

Sun Hydraulics Corp.	2,849	123

Worthington Industries, Inc.	7,124	273
		2,028

Mining – 0.4%

AMCOL International Corp.	2,021	93

Globe Specialty Metals, Inc.	7,897	164

Horsehead Holding Corp. *	7,128	120

Kaiser Aluminum Corp.	2,153	154

Materion Corp.	3,090	105

United States Lime & Minerals, Inc.	1,480	83
		719

Miscellaneous Manufacturing – 2.3%

A.O. Smith Corp.	7,962	366

Actuant Corp., Class A	7,008	239

American Railcar Industries, Inc.	2,863	201

AZZ, Inc.	4,418	197

Barnes Group, Inc.	5,033	194

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Miscellaneous Manufacturing – 2.3% – continued

Blount International, Inc. *	4,712	$56

Chase Corp.	426	13

CLARCOR, Inc.	5,649	324

EnPro Industries, Inc. *	3,313	241

Federal Signal Corp. *	11,351	169

FreightCar America, Inc.	3,386	79

GP Strategies Corp. *	747	20

Harsco Corp.	8,700	204

Hexcel Corp. *	9,609	418

Hillenbrand, Inc.	7,437	241

John Bean Technologies Corp.	3,100	96

Koppers Holdings, Inc.	1,760	73

LSB Industries, Inc. *	2,477	93

Movado Group, Inc.	2,774	126

Myers Industries, Inc.	2,840	57

NL Industries, Inc.	2,807	30

Polypore International, Inc. *	5,094	174

Raven Industries, Inc.	4,634	152

Smith & Wesson Holding Corp. *	1,096	16

Standex International Corp.	2,533	136

Sturm Ruger & Co., Inc.	2,268	136

Synalloy Corp.	100	1

Tredegar Corp.	5,233	120

TriMas Corp. *	4,996	166
		4,338

Multi-National – 0.0%

Banco Latinoamericano de Comercio Exterior S.A., Class E	2,934	77

Office Furnishings – 0.4%

Compx International, Inc.	1	–

Herman Miller, Inc.	4,751	153

HNI Corp.	4,707	172

Interface, Inc.	6,689	137

Knoll, Inc.	6,043	110

Steelcase, Inc., Class A	9,635	160

Virco Manufacturing Corp. *	1,533	4
		736

Oil & Gas – 2.6%

Adams Resources & Energy, Inc.	2,285	132

Alon USA Energy, Inc.	4,886	73

Approach Resources, Inc. *	2,933	61

Bill Barrett Corp. *	3,100	79

Bonanza Creek Energy, Inc. *	1,100	49

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas – 2.6% – continued

Callon Petroleum Co. *	5,342	$45

Carrizo Oil & Gas, Inc. *	7,052	377

Clayton Williams Energy, Inc. *	1,883	213

Comstock Resources, Inc.	3,848	88

Contango Oil & Gas Co. *	3,680	176

Delek US Holdings, Inc.	2,923	85

Diamondback Energy, Inc. *	2,200	148

Energy XXI Bermuda Ltd.	9,271	219

EPL Oil & Gas, Inc. *	3,309	128

Evolution Petroleum Corp.	6,152	78

Goodrich Petroleum Corp. *	2,800	44

Gran Tierra Energy, Inc. *	32,756	245

Gulf Coast Ultra Deep Royalty Trust *	12,774	39

Halcon Resources Corp. *	4,036	18

Hercules Offshore, Inc. *	23,283	107

Isramco, Inc. *	1,466	194

Kodiak Oil & Gas Corp. *	30,418	369

LinnCo LLC	8,851	240

Panhandle Oil and Gas, Inc., Class A	3,029	132

PDC Energy, Inc. *	3,094	193

PrimeEnergy Corp. *	4,608	242

Rex Energy Corp. *	4,704	88

Rosetta Resources, Inc. *	6,309	294

SandRidge Energy, Inc. *	9,472	58

Stone Energy Corp. *	5,858	246

Triangle Petroleum Corp. *	3,061	25

VAALCO Energy, Inc. *	9,511	81

W&T Offshore, Inc.	5,047	87

Warren Resources, Inc. *	2,378	11

Western Refining, Inc.	6,997	270
		4,934

Oil & Gas Services – 1.8%

Basic Energy Services, Inc. *	8,156	224

Bolt Technology Corp.	5,255	104

C&J Energy Services, Inc. *	4,700	137

CARBO Ceramics, Inc.	1,600	221

Dawson Geophysical Co.	2,476	69

Exterran Holdings, Inc.	10,281	451

Geospace Technologies Corp. *	2,028	134

Gulf Island Fabrication, Inc.	3,793	82

Helix Energy Solutions Group, Inc. *	10,950	252

Hornbeck Offshore Services, Inc. *	3,526	147

Matrix Service Co. *	3,535	119

Mitcham Industries, Inc. *	2,477	35

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas Services – 1.8% – continued

Natural Gas Services Group, Inc. *	4,187	$126

Newpark Resources, Inc. *	11,712	134

Pioneer Energy Services Corp. *	7,007	91

RPC, Inc.	11,601	237

T.G.C. Industries, Inc. *	5,695	34

Targa Resources Corp.	4,135	410

Tesco Corp. *	8,200	152

TETRA Technologies, Inc. *	7,251	93

Willbros Group, Inc. *	8,260	104
		3,356

Packaging & Containers – 0.1%

AEP Industries, Inc. *	1,889	70

Graphic Packaging Holding Co. *	15,260	155
		225

Pharmaceuticals – 2.6%

Akorn, Inc. *	9,157	202

Anika Therapeutics, Inc. *	4,772	196

Array BioPharma, Inc. *	2,130	10

Auxilium Pharmaceuticals, Inc. *	6,094	166

AVANIR Pharmaceuticals, Inc., Class A *	30,462	112

BioDelivery Sciences International, Inc. *	1,664	14

BioScrip, Inc. *	4,472	31

BioSpecifics Technologies Corp. *	1,577	41

Clovis Oncology, Inc. *	5,197	360

Depomed, Inc. *	10,430	151

Derma Sciences, Inc. *	9,600	122

Dyax Corp. *	1,989	18

Furiex Pharmaceuticals, Inc. *	2,700	235

Hi-Tech Pharmacal Co., Inc. *	3,451	150

Hyperion Therapeutics, Inc. *	3,000	77

Impax Laboratories, Inc. *	7,204	190

Infinity Pharmaceuticals, Inc. *	1,041	12

Lannett Co., Inc. *	9,664	345

Natural Alternatives International, Inc. *	567	3

Nature’s Sunshine Products, Inc.	6,072	84

Nektar Therapeutics *	6,517	79

Neogen Corp. *	3,898	175

Neurocrine Biosciences, Inc. *	1,518	24

Nutraceutical International Corp. *	1,585	41

Omega Protein Corp. *	769	9

OPKO Health, Inc. *	8,455	79

Orexigen Therapeutics, Inc. *	32,437	211

Osiris Therapeutics, Inc. *	2,090	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Pharmaceuticals – 2.6% – continued

Pacira Pharmaceuticals, Inc. *	3,200	$224

PharMerica Corp. *	6,198	173

Pozen, Inc. *	1,041	8

Prestige Brands Holdings, Inc. *	5,149	140

Progenics Pharmaceuticals, Inc. *	1,104	5

Questcor Pharmaceuticals, Inc.	5,699	370

Raptor Pharmaceutical Corp. *	11,900	119

Repros Therapeutics, Inc. *	3,500	62

Sagent Pharmaceuticals, Inc. *	2,545	60

Sarepta Therapeutics, Inc. *	2,200	53

Sciclone Pharmaceuticals, Inc. *	1,805	8

Sucampo Pharmaceuticals, Inc., Class A *	9,115	65

USANA Health Sciences, Inc. *	2,680	202

Vanda Pharmaceuticals, Inc. *	632	10

VCA Antech, Inc. *	5,500	177
		4,841

Pipelines – 0.2%

EnLink Midstream LLC	2,825	96

SemGroup Corp., Class A	4,874	320
		416

Real Estate – 0.3%

Alexander & Baldwin, Inc.	4,830	205

AV Homes, Inc. *	5,232	95

Consolidated-Tomoka Land Co.	1,787	72

Forestar Group, Inc. *	5,608	100

Kennedy-Wilson Holdings, Inc.	1,662	37

St. Joe (The) Co. *	5,413	104

Stratus Properties, Inc. *	114	2

Trinity Place Holdings, Inc. *	913	6
		621

Real Estate Investment Trusts – 6.7%

Acadia Realty Trust	5,067	134

Agree Realty Corp.	4,051	123

Alexander’s, Inc.	463	167

American Assets Trust, Inc.	3,407	115

American Realty Capital Properties, Inc.	2,600	36

AmREIT, Inc.	200	3

Apollo Commercial Real Estate Finance, Inc.	5,506	92

Arbor Realty Trust, Inc.	13,864	96

Ares Commercial Real Estate Corp.	3,400	46

Ashford Hospitality Prime, Inc.	2,897	44

Ashford Hospitality Trust, Inc.	14,486	163

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 6.7% – continued

Associated Estates Realty Corp.	4,299	$73

Blackstone Mortgage Trust, Inc., Class A	279	8

Brandywine Realty Trust	19,617	284

BRT Realty Trust *	15,341	109

Campus Crest Communities, Inc.	2,900	25

Capstead Mortgage Corp.	9,555	121

Cedar Realty Trust, Inc.	12,882	79

Chatham Lodging Trust	2,000	40

Chesapeake Lodging Trust	6,202	160

Colony Financial, Inc.	8,140	179

CommonWealth REIT	8,548	225

CoreSite Realty Corp.	2,186	68

Corporate Office Properties Trust	2,400	64

Cousins Properties, Inc.	9,646	111

CubeSmart	17,109	294

DCT Industrial Trust, Inc.	24,783	195

DiamondRock Hospitality Co.	22,158	260

DuPont Fabros Technology, Inc.	7,983	192

Dynex Capital, Inc.	6,084	54

EastGroup Properties, Inc.	3,670	231

Education Realty Trust, Inc.	11,935	118

EPR Properties	6,405	342

Equity One, Inc.	8,063	180

Excel Trust, Inc.	4,517	57

FelCor Lodging Trust, Inc.	12,015	109

First Industrial Realty Trust, Inc.	9,952	192

First Potomac Realty Trust	8,367	108

Franklin Street Properties Corp.	11,039	139

Geo Group (The), Inc.	9,325	301

Getty Realty Corp.	3,744	71

Gladstone Commercial Corp.	6,181	107

Glimcher Realty Trust	15,420	155

Gramercy Property Trust, Inc.	1,928	10

Gyrodyne Co. of America, Inc.	744	5

Healthcare Realty Trust, Inc.	11,251	272

Hersha Hospitality Trust	19,066	111

Highwoods Properties, Inc.	7,869	302

Hudson Pacific Properties, Inc.	3,440	79

Inland Real Estate Corp.	9,728	103

Investors Real Estate Trust	10,187	91

iStar Financial, Inc. *	7,844	116

Kite Realty Group Trust	1,519	9

LaSalle Hotel Properties	10,320	323

Lexington Realty Trust	16,433	179

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 6.7% – continued

LTC Properties, Inc.	2,805	$106

Medical Properties Trust, Inc.	14,960	191

Mid-America Apartment Communities, Inc.	4,514	308

Monmouth Real Estate Investment Corp., Class A	6,532	62

National Health Investors, Inc.	3,670	222

New Residential Investment Corp.	21,347	138

New York Mortgage Trust, Inc.	2,425	19

Newcastle Investment Corp.	17,547	82

NorthStar Realty Finance Corp.	12,722	205

One Liberty Properties, Inc.	3,598	77

Parkway Properties, Inc.	6,696	122

Pebblebrook Hotel Trust	5,675	192

Pennsylvania Real Estate Investment Trust	7,098	128

PennyMac Mortgage Investment Trust	6,540	156

PMC Commercial Trust	635	3

Post Properties, Inc.	6,019	296

Potlatch Corp.	4,574	177

PS Business Parks, Inc.	1,922	161

RAIT Financial Trust	16,596	141

Ramco-Gershenson Properties Trust	7,848	128

Redwood Trust, Inc.	8,770	178

Resource Capital Corp.	6,215	35

Retail Opportunity Investments Corp.	8,449	126

RLJ Lodging Trust	13,400	358

Rouse Properties, Inc.	4,200	72

Ryman Hospitality Properties, Inc.	4,020	171

Sabra Health Care REIT, Inc.	4,027	112

Saul Centers, Inc.	2,002	95

Silver Bay Realty Trust Corp.	1,051	16

Sotherly Hotels, Inc.	443	3

Sovran Self Storage, Inc.	3,675	270

STAG Industrial, Inc.	1,500	36

Strategic Hotels & Resorts, Inc. *	19,667	200

Summit Hotel Properties, Inc.	6,700	62

Sun Communities, Inc.	4,685	211

Sunstone Hotel Investors, Inc.	14,782	203

Terreno Realty Corp.	3,370	64

UMH Properties, Inc.	1,731	17

Universal Health Realty Income Trust	1,167	49

Urstadt Biddle Properties, Inc., Class A	2,860	59

Western Asset Mortgage Capital Corp.	2,303	36

Whitestone REIT	4,064	59

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 6.7% – continued

Winthrop Realty Trust	7,289	$85
		12,701

Retail – 5.8%

ALCO Stores, Inc. *	600	6

America’s Car-Mart, Inc. *	2,080	76

ANN, Inc. *	1,156	48

Asbury Automotive Group, Inc. *	4,397	243

Big 5 Sporting Goods Corp.	1,509	24

Biglari Holdings, Inc. *	229	112

BJ’s Restaurants, Inc. *	2,544	83

Bob Evans Farms, Inc.	3,609	180

Books-A-Million, Inc. *	1,979	5

Brown Shoe Co., Inc.	6,387	169

Buckle (The), Inc.	3,094	142

Buffalo Wild Wings, Inc. *	2,368	353

Build-A-Bear Workshop, Inc. *	1,494	14

Carrols Restaurant Group, Inc. *	1,058	8

Casey’s General Stores, Inc.	5,897	399

Cash America International, Inc.	3,109	120

Cato (The) Corp., Class A	2,771	75

Cheesecake Factory (The), Inc.	6,101	291

Children’s Place Retail Stores (The), Inc.	3,094	154

Christopher & Banks Corp. *	2,113	14

Conn’s, Inc. *	2,204	86

Cracker Barrel Old Country Store, Inc.	2,556	248

Denny’s Corp. *	1,652	11

Destination Maternity Corp.	1,139	31

DineEquity, Inc.	2,241	175

Einstein Noah Restaurant Group, Inc.	7,526	124

Express, Inc. *	9,886	157

Famous Dave’s of America, Inc. *	1,817	44

Fiesta Restaurant Group, Inc. *	1,158	53

Finish Line (The), Inc., Class A	5,464	148

First Cash Financial Services, Inc. *	3,353	169

Fred’s, Inc., Class A	4,959	89

Frisch’s Restaurants, Inc.	2,750	65

Gaiam, Inc., Class A *	600	4

Genesco, Inc. *	2,704	202

Group 1 Automotive, Inc.	2,490	163

Haverty Furniture Cos., Inc.	3,674	109

Hibbett Sports, Inc. *	3,944	208

HSN, Inc.	5,054	302

Jack in the Box, Inc. *	5,628	332

Jos A Bank Clothiers, Inc. *	3,982	256

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 5.8% – continued

Kirkland’s, Inc. *	3,390	$63

Kona Grill, Inc. *	5,047	103

Krispy Kreme Doughnuts, Inc. *	8,425	149

Lithia Motors, Inc., Class A	2,692	179

Luby’s, Inc. *	1,073	7

Lumber Liquidators Holdings, Inc. *	3,277	307

Mattress Firm Holding Corp. *	1,900	91

Men’s Wearhouse (The), Inc.	5,629	276

Nathan’s Famous, Inc. *	1,400	69

New York & Co., Inc. *	1,796	8

Office Depot, Inc. *	61,539	254

Pantry (The), Inc. *	593	9

Papa John’s International, Inc.	4,118	215

PC Connection, Inc.	3,235	66

PCM, Inc. *	794	8

Penske Automotive Group, Inc.	7,545	323

Pep Boys-Manny Moe & Jack (The) *	6,372	81

PetMed Express, Inc.	2,249	30

Pier 1 Imports, Inc.	12,456	235

Popeyes Louisiana Kitchen, Inc. *	3,156	128

PriceSmart, Inc.	2,469	249

Red Robin Gourmet Burgers, Inc. *	5,192	372

Regis Corp.	7,545	103

Rite Aid Corp. *	14,521	91

Ruby Tuesday, Inc. *	11,014	62

Rush Enterprises, Inc., Class A *	4,297	140

Ruth’s Hospitality Group, Inc.	2,539	31

Shoe Carnival, Inc.	3,209	74

Sonic Automotive, Inc., Class A	6,170	139

Sonic Corp. *	9,687	221

Stage Stores, Inc.	5,324	130

Stein Mart, Inc.	2,570	36

Susser Holdings Corp. *	719	45

Systemax, Inc. *	5,779	86

Texas Roadhouse, Inc.	7,946	207

Tile Shop Holdings, Inc. *	3,400	52

Tuesday Morning Corp. *	1,060	15

Vera Bradley, Inc. *	459	12

Vitamin Shoppe, Inc. *	3,297	157

Wendy’s (The) Co.	30,800	281

West Marine, Inc. *	636	7

Wet Seal (The), Inc., Class A *	1,989	3

World Fuel Services Corp.	6,937	306

Zale Corp. *	1,967	41

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 5.8% – continued

Zumiez, Inc. *	3,172	$77
		11,030

Savings & Loans – 1.4%

Astoria Financial Corp.	8,909	123

Banc of California, Inc.	632	8

Bank Mutual Corp.	4,330	27

BankFinancial Corp.	1,490	15

Beneficial Mutual Bancorp, Inc. *	7,547	100

Berkshire Hills Bancorp, Inc.	7,529	195

BofI Holding, Inc. *	1,600	137

Brookline Bancorp, Inc.	4,740	45

Cape Bancorp, Inc.	786	9

Cheviot Financial Corp.	492	5

Chicopee Bancorp, Inc.	632	11

Clifton Bancorp, Inc.	2,269	27

Dime Community Bancshares, Inc.	2,244	38

ESB Financial Corp.	551	7

ESSA Bancorp, Inc.	632	7

First Clover Leaf Financial Corp.	167	2

First Defiance Financial Corp.	1,292	35

First Financial Northwest, Inc.	640	7

Flushing Financial Corp.	1,360	29

Fox Chase Bancorp, Inc.	4,793	81

Heritage Financial Group, Inc.	3,000	59

HF Financial Corp.	465	6

Hingham Institution for Savings	64	5

Home Federal Bancorp, Inc.	2,709	42

Investors Bancorp, Inc.	6,528	180

Kearny Financial Corp. *	7,096	105

Kentucky First Federal Bancorp	562	5

Meridian Interstate Bancorp, Inc. *	598	15

Meta Financial Group, Inc.	1,350	61

MutualFirst Financial, Inc.	346	7

NASB Financial, Inc.	3,779	95

Northeast Community Bancorp, Inc.	721	5

Northfield Bancorp, Inc.	6,592	85

Northwest Bancshares, Inc.	8,004	117

OceanFirst Financial Corp.	4,309	76

Oritani Financial Corp.	7,492	118

Provident Financial Services, Inc.	7,344	135

Prudential Bancorp, Inc. *	934	10

Pulaski Financial Corp.	597	6

Rockville Financial, Inc.	934	13

Severn Bancorp, Inc. *	1,182	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Savings & Loans – 1.4% – continued

SI Financial Group, Inc.	729	$8

Simplicity Bancorp, Inc.	485	9

Sterling Bancorp	3,800	48

Teche Holding Co.	142	11

TF Financial Corp.	199	6

United Financial Bancorp, Inc.	3,112	57

Washington Federal, Inc.	8,077	188

Waterstone Financial, Inc. *	2,929	30

Westfield Financial, Inc.	1,804	13

WSFS Financial Corp.	2,356	168
		2,596

Semiconductors – 2.7%

ATMI, Inc. *	4,954	168

Brooks Automation, Inc.	7,961	87

Cabot Microelectronics Corp. *	2,536	112

Cascade Microtech, Inc. *	359	4

Cirrus Logic, Inc. *	9,029	179

Cohu, Inc.	4,231	45

Diodes, Inc. *	4,328	113

DSP Group, Inc. *	1,963	17

Entegris, Inc. *	18,043	219

Exar Corp. *	9,194	110

Fairchild Semiconductor International, Inc. *	10,827	149

Hittite Microwave Corp.	3,586	226

Integrated Device Technology, Inc. *	13,618	167

International Rectifier Corp. *	6,552	180

Intersil Corp., Class A	18,808	243

IXYS Corp.	7,959	90

Kopin Corp. *	5,483	21

Kulicke & Soffa Industries, Inc. *	9,474	119

Lattice Semiconductor Corp. *	12,851	101

LTX-Credence Corp. *	12,391	110

Magnachip Semiconductor Corp. *	3,600	50

Micrel, Inc.	8,278	92

Microsemi Corp. *	9,729	244

MKS Instruments, Inc.	6,239	186

Monolithic Power Systems, Inc. *	3,678	143

Nanometrics, Inc. *	2,400	43

OmniVision Technologies, Inc. *	800	14

Pericom Semiconductor Corp. *	1,660	13

Photronics, Inc. *	3,655	31

PLX Technology, Inc. *	936	6

PMC – Sierra, Inc. *	23,864	182

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Semiconductors – 2.7% – continued

Power Integrations, Inc.	3,548	$233

Rambus, Inc. *	5,872	63

Rovi Corp. *	6,600	150

Rudolph Technologies, Inc. *	1,944	22

Semtech Corp. *	6,076	154

Silicon Image, Inc. *	2,244	15

Silicon Laboratories, Inc. *	4,594	240

SunEdison, Inc. *	14,700	277

Supertex, Inc. *	3,416	113

Tessera Technologies, Inc.	5,632	133

TriQuint Semiconductor, Inc. *	11,100	149

Ultratech, Inc. *	3,524	103
		5,116

Software – 4.4%

Accelrys, Inc. *	2,670	33

ACI Worldwide, Inc. *	4,371	259

Actuate Corp. *	1,051	6

Acxiom Corp. *	6,251	215

Advent Software, Inc.	5,051	148

American Software, Inc., Class A	12,136	123

Aspen Technology, Inc. *	9,271	393

athenahealth, Inc. *	3,825	613

Audience, Inc. *	4,300	54

Blackbaud, Inc.	4,408	138

Bottomline Technologies de, Inc. *	4,314	152

Callidus Software, Inc. *	1,538	19

CommVault Systems, Inc. *	4,698	305

Computer Programs & Systems, Inc.	3,083	199

Cornerstone OnDemand, Inc. *	3,200	153

CSG Systems International, Inc.	4,444	116

Datawatch Corp. *	4,500	122

Dealertrack Technologies, Inc. *	5,786	285

Digi International, Inc. *	4,295	44

Digital River, Inc. *	7,548	132

Envestnet, Inc. *	1,900	76

Epiq Systems, Inc.	1,682	23

Exa Corp. *	1,035	14

Fair Isaac Corp.	4,712	261

Geeknet, Inc. *	6,623	93

Guidance Software, Inc. *	100	1

ICG Group, Inc. *	7,376	151

inContact, Inc. *	6,358	61

InnerWorkings, Inc. *	928	7

Innodata, Inc. *	1,500	4

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Software – 4.4% – continued

Interactive Intelligence Group, Inc. *	2,482	$180

MedAssets, Inc. *	8,908	220

Medidata Solutions, Inc. *	5,326	289

MicroStrategy, Inc., Class A *	1,002	116

Omnicell, Inc. *	4,663	133

PDF Solutions, Inc. *	1,400	25

Pegasystems, Inc.	2,778	98

Progress Software Corp. *	7,390	161

PROS Holdings, Inc. *	3,914	123

PTC, Inc. *	11,939	423

QAD, Inc., Class B	642	11

Qlik Technologies, Inc. *	9,113	242

Quality Systems, Inc.	4,133	70

RealPage, Inc. *	7,251	132

Rosetta Stone, Inc. *	4,700	53

Schawk, Inc.	4,318	86

SciQuest, Inc. *	1,600	43

Seachange International, Inc. *	1,080	11

SS&C Technologies Holdings, Inc. *	2,204	88

Synchronoss Technologies, Inc. *	4,374	150

SYNNEX Corp. *	2,955	179

Take-Two Interactive Software, Inc. *	10,345	227

Tyler Technologies, Inc. *	4,681	392

Ultimate Software Group (The), Inc. *	2,943	403

Verint Systems, Inc. *	4,023	189

Wayside Technology Group, Inc.	1,345	27
		8,271

Storage/Warehousing – 0.1%

Mobile Mini, Inc.	4,258	185

Telecommunications – 2.4%

8x8, Inc. *	12,015	130

ADTRAN, Inc.	7,800	190

ARRIS Group, Inc. *	11,272	318

Atlantic Tele-Network, Inc.	1,101	73

Aware, Inc. *	538	3

Black Box Corp.	3,521	86

Ciena Corp. *	11,043	251

Cincinnati Bell, Inc. *	24,663	85

Communications Systems, Inc.	2,431	31

Comtech Telecommunications Corp.	2,793	89

Comverse, Inc. *	1,884	65

Consolidated Communications Holdings, Inc.	4,275	86

DigitalGlobe, Inc. *	7,072	205

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 2.4% – continued

Extreme Networks, Inc. *	4,748	$27

Finisar Corp. *	10,110	268

General Communication, Inc., Class A *	3,985	45

Harmonic, Inc. *	9,635	69

HickoryTech Corp.	4,391	56

IDT Corp., Class B	1,551	26

Infinera Corp. *	8,449	77

InterDigital, Inc.	4,713	156

Ixia *	7,434	93

KVH Industries, Inc. *	5,394	71

LogMeIn, Inc. *	3,835	172

Loral Space & Communications, Inc. *	1,832	130

Lumos Networks Corp.	987	13

NETGEAR, Inc. *	4,144	140

NeuStar, Inc., Class A *	5,827	189

NTELOS Holdings Corp.	1,999	27

Numerex Corp., Class A *	1,538	17

Oplink Communications, Inc. *	6,032	108

Plantronics, Inc.	5,191	231

Preformed Line Products Co.	698	48

Premiere Global Services, Inc. *	11,819	142

Procera Networks, Inc. *	3,300	34

RF Micro Devices, Inc. *	27,113	214

RigNet, Inc. *	2,972	160

Shenandoah Telecommunications Co.	1,504	49

Sonus Networks, Inc. *	15,055	51

Straight Path Communications, Inc., Class B *	725	5

Tessco Technologies, Inc.	1,174	44

USA Mobility, Inc.	3,117	57

UTStarcom Holdings Corp. *	1,484	4

ViaSat, Inc. *	4,280	295
		4,630

Textiles – 0.2%

G&K Services, Inc., Class A	2,947	180

UniFirst Corp.	2,221	244
		424

Toys, Games & Hobbies – 0.0%

LeapFrog Enterprises, Inc. *	3,255	24

Transportation – 1.5%

Air Transport Services Group, Inc. *	2,810	22

Atlas Air Worldwide Holdings, Inc. *	2,929	103

Bristow Group, Inc.	4,067	307

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Transportation – 1.5% – continued

CAI International, Inc. *	2,251	$56

Celadon Group, Inc.	597	14

Con-way, Inc.	5,977	246

Covenant Transportation Group, Inc., Class A *	1,478	15

Forward Air Corp.	3,933	181

Golar LNG Ltd.	3,826	160

Gulfmark Offshore, Inc., Class A	2,971	134

Heartland Express, Inc.	7,821	178

International Shipholding Corp.	319	9

Knight Transportation, Inc.	7,060	163

Marten Transport Ltd.	5,576	120

Matson, Inc.	4,730	117

P.A.M. Transportation Services, Inc. *	7,100	141

Pacer International, Inc. *	1,937	17

Patriot Transportation Holding, Inc. *	1,279	46

PHI, Inc. (Non Voting) *	3,370	149

Providence and Worcester Railroad Co.	7,307	129

Saia, Inc. *	2,847	109

Ship Finance International Ltd.	5,632	101

Universal Truckload Services, Inc.	3,613	104

UTi Worldwide, Inc.	11,100	118

Werner Enterprises, Inc.	5,364	137
		2,876

Trucking & Leasing – 0.5%

AMERCO	1,126	261

GATX Corp.	5,573	378

Greenbrier (The) Cos., Inc. *	884	40

TAL International Group, Inc. *	2,809	121

Textainer Group Holdings Ltd.	2,347	90

Willis Lease Finance Corp. *	608	13
		903

Water – 0.4%

American States Water Co.	4,800	155

Artesian Resources Corp., Class A	2,434	55

California Water Service Group	4,748	114

Connecticut Water Service, Inc.	2,500	85

Consolidated Water Co. Ltd.	3,764	49

Middlesex Water Co.	3,786	83

SJW Corp.	2,498	74

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Water – 0.4% – continued

York Water Co.	3,016	$61
		676
Total Common Stocks
(Cost $114,897)		184,473

MASTER LIMITED PARTNERSHIPS – 0.1%

Oil & Gas – 0.1%

Vanguard Natural Resources LLC	5,656	169

Pipelines – 0.0%

Niska Gas Storage Partners LLC, Class U	6,612	96
Total Master Limited Partnerships
(Cost $265)		265

PREFERRED STOCKS – 0.0%

Electric – 0.0%

Genie Energy Ltd. *	1,025	8
Total Preferred Stocks
(Cost $11)		8

RIGHTS – 0.0%

Biotechnology – 0.0%

Cubist Pharmaceuticals, Inc. (Contingent Value Rights) *	6,942	4

Healthcare – Products – 0.0%

American Medical Alert Corp. (1)*	13,109	–

Wright Medical Group, Inc. (Contingent Value Rights) *	5,624	5

		5

Pharmaceuticals – 0.0%

Forest Laboratories, Inc. (Contingent Value Rights) *	3,326	–

Real Estate Investment Trusts – 0.0%

Gyrodyne Special Distribution LLC (1)*	744	–
Total Rights
(Cost $51)		9

OTHER – 0.0% (2)

Escrow Adolor Corp.	1,241	–
Total Other
(Cost $ – )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Tejon Ranch Co. Exp. 8/31/16, Strike $40.00 *	348	$1
Total Warrants
(Cost $2)		1

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	3,812,444	$3,812
Total Investment Companies
(Cost $3,812)		3,812

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.06%, 4/10/14 (5)	$295	$295
Total Short-Term Investments
(Cost $295)		295

Total Investments – 99.8%
(Cost $119,333)		188,863

Other Assets less Liabilities – 0.2%		376
NET ASSETS – 100.0%		$189,239

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Security listed as “escrow” is considered to be worthless.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $10,147,000 with net sales of approximately $6,335,000 during the fiscal year ended March 31, 2014.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	36	$4,214	Long	6/14	$(13)

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.4%
Consumer Staples	3.9
Energy	5.8
Financials	21.9
Health Care	13.9
Industrials	15.8
Information Technology	17.0
Materials	4.6
Telecommunication Services	0.6
Utilities	3.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Aerospace/Defense	$3,469		$78	$–	$3,547
Banks	12,644		52	–	12,696
Diversified Financial Services	4,260		2	–	4,262
Healthcare - Products	7,956		4	–	7,960
Home Builders	1,320		10	–	1,330
Insurance	6,545		5	–	6,550
Oil & Gas	4,692		242	–	4,934
Retail	11,024		6	–	11,030
Savings & Loans	2,578		18	–	2,596
All Other Industries	129,568	(1)	–	–	129,568
Master Limited Partnerships	265	(1)	–	–	265
Preferred Stocks	8	(1)	–	–	8
Rights	9	(1)	–	–	9
Warrants	1		–	–	1
Investment Companies	3,812		–	–	3,812
Short-Term Investments	–		295	–	295
Total Investments	$188,151		$712	$–	$188,863

OTHER FINANCIAL INSTRUMENTS
Liabilities Futures Contracts	$(13)		$–	$–	$(13)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
Industry	Value (000s)	Reason

Common Stocks
Aerospace/Defense	$78	Valuations at bid price
Banks	52	Valuations at bid price
Diversified Financial Services	2	Valuations at bid price
Healthcare – Products	4	Valuations at bid price
Home Builders	10	Valuations at bid price
Oil & Gas	242	Valuations at bid price
Retail	6	Valuations at bid price
Savings & Loans	18	Valuations at bid price

Total	$412

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued	MARCH 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/14 (000s)	CHNAGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Common Stock

Biotechnology	$–	$–	$–	$—	$–	$–	$–	$–	$(8)

Rights

Real Estate Investment Trust	–	–	(15)	15	–	–	–	–	(15)

Total	$–	$–	$(15)	$15	$–	$–	$–	$–	$(23)

The Fund valued the securities included in the balance as of 3/31/14 above using an evaluated price from a third party provider.

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2%

Advertising – 0.1%

Harte-Hanks, Inc.	286,602	$2,533

Aerospace/Defense – 2.5%

AAR Corp.	306,493	7,954

Alliant Techsystems, Inc.	23,583	3,352

Cubic Corp.	84,479	4,314

Curtiss-Wright Corp.	207,947	13,213

Ducommun, Inc. *	16,012	401

Esterline Technologies Corp. *	145,957	15,550

Kaman Corp.	31,976	1,301

Moog, Inc., Class A *	279,980	18,342

Orbital Sciences Corp. *	84,851	2,367
		66,794

Agriculture – 0.7%

Andersons (The), Inc.	153,012	9,064

Universal Corp.	168,323	9,408
		18,472

Airlines – 0.5%

Hawaiian Holdings, Inc. *	38,047	531

JetBlue Airways Corp. *	1,517,591	13,188
		13,719

Apparel – 1.4%

Columbia Sportswear Co.	175,615	14,515

Iconix Brand Group, Inc. *	371,771	14,599

Jones Group (The), Inc.	267,379	4,003

Perry Ellis International, Inc. *	73,241	1,006

Skechers U.S.A., Inc., Class A *	37,074	1,355

Unifi, Inc. *	65,500	1,511
		36,989

Auto Manufacturers – 0.1%

Oshkosh Corp.	64,476	3,796

Auto Parts & Equipment – 1.2%

Cooper Tire & Rubber Co.	193,378	4,699

Cooper-Standard Holding, Inc. *	13,046	922

Dana Holding Corp.	659,114	15,338

Miller Industries, Inc.	96,971	1,894

Remy International, Inc.	23,457	554

Standard Motor Products, Inc.	112,400	4,020

Superior Industries International, Inc.	176,367	3,614
		31,041

Banks – 13.9%

Arrow Financial Corp.	8,453	223

BancFirst Corp.	43,683	2,474

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Banks – 13.9% – continued

BancorpSouth, Inc.	353,531	$8,824

Bank of the Ozarks, Inc.	61,483	4,185

Banner Corp.	13,300	548

BBCN Bancorp, Inc.	339,001	5,810

Boston Private Financial Holdings, Inc.	54,128	732

Bryn Mawr Bank Corp.	9,249	266

Capital City Bank Group, Inc.	43,875	583

Cardinal Financial Corp.	159,963	2,852

Cathay General Bancorp	340,998	8,590

Central Pacific Financial Corp.	28,710	580

Chemical Financial Corp.	267,968	8,696

City Holding Co.	104,611	4,693

Columbia Banking System, Inc.	123,444	3,521

Community Bank System, Inc.	313,243	12,223

Community Trust Bancorp, Inc.	130,163	5,399

CVB Financial Corp.	408,434	6,494

Eagle Bancorp, Inc. *	17,614	636

Financial Institutions, Inc.	33,062	761

First Commonwealth Financial Corp.	67,023	606

First Financial Bancorp	343,965	6,184

First Financial Corp.	96,286	3,243

First Financial Holdings, Inc.	115,008	7,202

First Interstate Bancsystem, Inc.	12,613	356

First Merchants Corp.	168,615	3,649

First Midwest Bancorp, Inc.	380,086	6,492

First of Long Island (The) Corp.	6,215	252

FirstMerit Corp.	445,241	9,274

FNB Corp.	901,169	12,076

Fulton Financial Corp.	215,722	2,714

Glacier Bancorp, Inc.	95,860	2,787

Great Southern Bancorp, Inc.	9,324	280

Hancock Holding Co.	118,169	4,331

Hanmi Financial Corp.	75,153	1,751

Heartland Financial USA, Inc.	102,752	2,773

Home BancShares, Inc.	223,754	7,702

Iberiabank Corp.	85,490	5,997

Independent Bank Corp.	145,993	5,748

International Bancshares Corp.	507,685	12,733

Lakeland Bancorp, Inc.	262,112	2,949

Lakeland Financial Corp.	85,542	3,440

MainSource Financial Group, Inc.	45,761	783

MB Financial, Inc.	50,529	1,564

National Bankshares, Inc.	27,569	1,007

National Penn Bancshares, Inc.	454,353	4,748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Banks – 13.9% – continued

NBT Bancorp, Inc.	185,551	$4,539

PacWest Bancorp	31,313	1,347

Park National Corp.	56,711	4,360

Peoples Bancorp, Inc.	28,845	713

Pinnacle Financial Partners, Inc.	167,154	6,267

PrivateBancorp, Inc.	328,328	10,017

Prosperity Bancshares, Inc.	261,221	17,280

Renasant Corp.	227,139	6,598

S&T Bancorp, Inc.	185,338	4,392

Sandy Spring Bancorp, Inc.	101,385	2,533

Sierra Bancorp	127,972	2,037

Simmons First National Corp., Class A	11,303	421

Susquehanna Bancshares, Inc.	1,043,761	11,888

SVB Financial Group *	107,127	13,796

Texas Capital Bancshares, Inc. *	111,546	7,244

Trico Bancshares	133,051	3,450

Trustmark Corp.	381,776	9,678

UMB Financial Corp.	221,249	14,315

Umpqua Holdings Corp.	432,475	8,061

Union First Market Bankshares Corp.	311,305	7,913

United Bankshares, Inc.	294,558	9,019

Univest Corp. of Pennsylvania	11,428	234

ViewPoint Financial Group, Inc.	27,349	789

Washington Banking Co.	51,145	909

Washington Trust Bancorp, Inc.	144,492	5,414

Webster Financial Corp.	382,314	11,875

WesBanco, Inc.	124,532	3,964

Wilshire Bancorp, Inc.	292,601	3,248

Wintrust Financial Corp.	151,951	7,394
		368,426

Biotechnology – 0.2%

Bio-Rad Laboratories, Inc., Class A *	20,905	2,679

Cambrex Corp. *	22,007	415

PDL BioPharma, Inc.	338,051	2,809
		5,903

Building Materials – 1.5%

Apogee Enterprises, Inc.	231,987	7,709

Comfort Systems USA, Inc.	284,953	4,343

Gibraltar Industries, Inc. *	350,804	6,620

Griffon Corp.	361,994	4,322

Louisiana-Pacific Corp. *	235,031	3,965

Simpson Manufacturing Co., Inc.	227,960	8,054

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Building Materials – 1.5% – continued

Texas Industries, Inc. *	55,460	$4,970
		39,983

Chemicals – 3.0%

A. Schulman, Inc.	168,877	6,124

Aceto Corp.	327,599	6,581

Axiall Corp.	7,843	352

Cabot Corp.	141,801	8,375

Cytec Industries, Inc.	57,763	5,638

H.B. Fuller Co.	175,377	8,467

Innophos Holdings, Inc.	68,346	3,875

Minerals Technologies, Inc.	176,697	11,408

Olin Corp.	354,742	9,794

OM Group, Inc.	261,739	8,695

Sensient Technologies Corp.	187,926	10,601
		79,910

Coal – 0.3%

Cloud Peak Energy, Inc. *	347,015	7,336

Commercial Services – 3.4%

Aaron’s, Inc.	55,550	1,680

ABM Industries, Inc.	280,911	8,073

Barrett Business Services, Inc.	33,505	1,996

Bridgepoint Education, Inc. *	39,650	590

Brink’s (The) Co.	25,893	739

CDI Corp.	174,025	2,985

Convergys Corp.	607,350	13,307

Corporate Executive Board (The) Co.	18,478	1,372

Ennis, Inc.	274,909	4,555

Great Lakes Dredge & Dock Corp. *	205,527	1,876

ICF International, Inc. *	14,449	575

Kforce, Inc.	110,108	2,348

Korn/Ferry International *	247,715	7,374

MAXIMUS, Inc.	139,422	6,254

Multi-Color Corp.	113,186	3,962

Navigant Consulting, Inc. *	36,960	690

PHH Corp. *	533,964	13,798

Rent-A-Center, Inc.	375,441	9,987

Resources Connection, Inc.	29,893	421

RR Donnelley & Sons Co.	10,893	195

Viad Corp.	239,746	5,763

Vistaprint N.V. *	34,396	1,693
		90,233

Computers – 2.2%

Brocade Communications Systems, Inc. *	1,122,737	11,912

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Computers – 2.2% – continued

CACI International, Inc., Class A *	159,591	$11,778

Cray, Inc. *	24,258	905

Electronics For Imaging, Inc. *	323,844	14,026

Insight Enterprises, Inc. *	429,367	10,781

Lexmark International, Inc., Class A	46,176	2,138

Mentor Graphics Corp.	294,197	6,478

Sykes Enterprises, Inc. *	10,780	214
		58,232

Cosmetics/Personal Care – 0.3%

Elizabeth Arden, Inc. *	76,310	2,252

Inter Parfums, Inc.	127,043	4,600
		6,852

Distribution/Wholesale – 0.7%

Core-Mark Holding Co., Inc.	94,796	6,882

Owens & Minor, Inc.	76,421	2,677

United Stationers, Inc.	188,742	7,752
		17,311

Diversified Financial Services – 1.8%

Air Lease Corp.	72,879	2,718

Aircastle Ltd.	241,523	4,681

Arlington Asset Investment Corp., Class A	23,113	612

Calamos Asset Management, Inc., Class A	101,261	1,309

Encore Capital Group, Inc. *	159,854	7,305

GFI Group, Inc.	182,981	650

Janus Capital Group, Inc.	288,925	3,141

Marlin Business Services Corp.	9,425	196

Nelnet, Inc., Class A	229,107	9,370

NewStar Financial, Inc. *	130,378	1,807

Oppenheimer Holdings, Inc., Class A	45,248	1,269

Outerwall, Inc. *	19,517	1,415

Stifel Financial Corp. *	161,512	8,037

World Acceptance Corp. *	60,609	4,550
		47,060

Electric – 4.4%

ALLETE, Inc.	177,084	9,283

Avista Corp.	304,204	9,324

Black Hills Corp.	157,529	9,082

Cleco Corp.	272,369	13,777

El Paso Electric Co.	275,427	9,841

Empire District Electric (The) Co.	186,280	4,530

Great Plains Energy, Inc.	29,860	807

IDACORP, Inc.	306,324	16,992

NorthWestern Corp.	189,733	8,999

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Electric – 4.4% – continued

Otter Tail Corp.	156,453	$4,817

Pike Corp. *	23,181	250

PNM Resources, Inc.	363,944	9,837

Portland General Electric Co.	157,640	5,098

UNS Energy Corp.	215,198	12,918
		115,555

Electrical Components & Equipment – 0.4%

Advanced Energy Industries, Inc. *	117,004	2,866

Encore Wire Corp.	34,208	1,659

EnerSys, Inc.	90,717	6,286

Powell Industries, Inc.	8,761	568
		11,379

Electronics – 2.5%

Benchmark Electronics, Inc. *	329,696	7,468

CTS Corp.	354,826	7,409

ESCO Technologies, Inc.	19,372	682

Park Electrochemical Corp.	117,428	3,507

Plexus Corp. *	171,686	6,879

Rofin-Sinar Technologies, Inc. *	217,536	5,212

Rogers Corp. *	122,708	7,659

Sanmina Corp. *	531,437	9,274

Tech Data Corp. *	9,437	575

Vishay Intertechnology, Inc.	30,903	460

Watts Water Technologies, Inc., Class A	239,799	14,074

Woodward, Inc.	38,083	1,582
		64,781

Energy – Alternate Sources – 0.2%

REX American Resources Corp. *	75,092	4,284

Engineering & Construction – 1.5%

Aegion Corp. *	81,754	2,069

Dycom Industries, Inc. *	337,781	10,677

EMCOR Group, Inc.	401,893	18,805

Granite Construction, Inc.	209,923	8,382

MYR Group, Inc. *	15,376	390
		40,323

Entertainment – 0.3%

Carmike Cinemas, Inc. *	13,075	391

International Speedway Corp., Class A	97,479	3,313

Vail Resorts, Inc.	44,705	3,116
		6,820

Environmental Control – 0.3%

Darling International, Inc. *	325,074	6,508

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Environmental Control – 0.3% – continued

MSA Safety, Inc.	20,211	$1,152

Tetra Tech, Inc. *	47,578	1,408
		9,068

Food – 0.6%

Cal-Maine Foods, Inc.	17,659	1,109

Fresh Del Monte Produce, Inc.	336,037	9,264

Ingles Markets, Inc., Class A	9,526	227

Sanderson Farms, Inc.	26,256	2,061

Seneca Foods Corp., Class A *	54,277	1,709

Spartan Stores, Inc.	16,045	372

Weis Markets, Inc.	19,711	971
		15,713

Forest Products & Paper – 1.0%

Domtar Corp.	68,360	7,671

KapStone Paper and Packaging Corp. *	295,836	8,532

Mercer International, Inc. *	344,234	2,582

Neenah Paper, Inc.	31,051	1,606

PH Glatfelter Co.	213,627	5,815

Schweitzer-Mauduit International, Inc.	17,909	763
		26,969

Gas – 1.1%

Chesapeake Utilities Corp.	6,583	416

Laclede Group (The), Inc.	100,662	4,746

South Jersey Industries, Inc.	60,400	3,388

Southwest Gas Corp.	272,622	14,572

WGL Holdings, Inc.	177,289	7,102
		30,224

Hand/Machine Tools – 0.1%

Regal-Beloit Corp.	32,965	2,397

Healthcare – Products – 1.6%

AngioDynamics, Inc. *	175,375	2,762

Cantel Medical Corp.	133,557	4,503

CONMED Corp.	314,448	13,663

CryoLife, Inc.	271,232	2,701

Greatbatch, Inc. *	203,241	9,333

Hanger, Inc. *	137,220	4,622

Natus Medical, Inc. *	22,267	574

Orthofix International N.V. *	14,255	430

PhotoMedex, Inc. *	15,219	241

Teleflex, Inc.	30,126	3,231
		42,060

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Healthcare – Services – 1.9%

Amedisys, Inc. *	134,780	$2,007

Amsurg Corp. *	180,155	8,482

Capital Senior Living Corp. *	106,558	2,769

Centene Corp. *	101,280	6,305

Five Star Quality Care, Inc. *	504,514	2,452

Health Net, Inc. *	58,141	1,977

HealthSouth Corp.	63,914	2,296

LHC Group, Inc. *	12,890	284

LifePoint Hospitals, Inc. *	154,905	8,450

Magellan Health Services, Inc. *	115,007	6,826

Medcath Corp.(1) *	106,845	–

National Healthcare Corp.	10,302	575

Select Medical Holdings Corp.	102,234	1,273

Triple-S Management Corp., Class B *	214,498	3,462

WellCare Health Plans, Inc. *	58,299	3,703
		50,861

Home Builders – 0.5%

Beazer Homes USA, Inc. *	78,470	1,576

MDC Holdings, Inc.	59,510	1,683

Meritage Homes Corp. *	117,938	4,939

Ryland Group (The), Inc.	40,912	1,633

Standard Pacific Corp. *	548,840	4,561
		14,392

Home Furnishings – 0.5%

Ethan Allen Interiors, Inc.	122,298	3,113

Hooker Furniture Corp.	94,656	1,482

La-Z-Boy, Inc.	204,359	5,538

VOXX International Corp. *	196,671	2,690
		12,823

Household Products/Wares – 0.6%

ACCO Brands Corp. *	83,195	513

CSS Industries, Inc.	82,276	2,221

Helen of Troy Ltd. *	172,683	11,955
		14,689

Insurance – 5.1%

American Equity Investment Life Holding Co.	382,609	9,037

AMERISAFE, Inc.	76,317	3,351

Argo Group International Holdings Ltd.	30,016	1,378

Baldwin & Lyons, Inc., Class B	9,005	237

CNO Financial Group, Inc.	1,131,072	20,472

EMC Insurance Group, Inc.	61,043	2,169

Employers Holdings, Inc.	208,566	4,219

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Insurance – 5.1% – continued

Endurance Specialty Holdings Ltd.	51,578	$2,776

FBL Financial Group, Inc., Class A	24,988	1,083

First American Financial Corp.	396,630	10,531

Horace Mann Educators Corp.	308,009	8,932

Kemper Corp.	53,448	2,094

Montpelier Re Holdings Ltd.	219,315	6,527

Navigators Group (The), Inc. *	123,770	7,598

Platinum Underwriters Holdings Ltd.	115,493	6,941

Primerica, Inc.	190,454	8,972

ProAssurance Corp.	45,298	2,017

Radian Group, Inc.	222,113	3,338

RLI Corp.	134,976	5,971

Safety Insurance Group, Inc.	39,471	2,126

Selective Insurance Group, Inc.	86,572	2,019

StanCorp Financial Group, Inc.	156,897	10,481

Stewart Information Services Corp.	16,431	577

Symetra Financial Corp.	390,113	7,732

United Fire Group, Inc.	108,691	3,299
		133,877

Internet – 0.6%

AOL, Inc. *	56,754	2,484

Bankrate, Inc. *	73,312	1,242

Blucora, Inc. *	136,141	2,681

FTD Cos., Inc. *	141,034	4,486

PC-Tel, Inc.	135,038	1,179

Sapient Corp. *	77,233	1,318

United Online, Inc.	100,739	1,164
		14,554

Investment Companies – 1.0%

Apollo Investment Corp.	848,782	7,053

Ares Capital Corp.	125,446	2,210

BlackRock Kelso Capital Corp.	253,131	2,321

Gladstone Capital Corp.	58,902	594

Hercules Technology Growth Capital, Inc.	367,055	5,165

Main Street Capital Corp.	34,331	1,128

Medallion Financial Corp.	15,996	211

MVC Capital, Inc.	173,378	2,349

Prospect Capital Corp.	509,867	5,507
		26,538

Iron/Steel – 0.1%

Steel Dynamics, Inc.	161,504	2,873

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Leisure Time – 0.1%

Life Time Fitness, Inc. *	31,545	$1,517

Lodging – 0.2%

Marcus (The) Corp.	277,213	4,629

Machinery – Construction & Mining – 0.4%

Hyster-Yale Materials Handling, Inc.	96,002	9,360

Machinery – Diversified – 0.3%

Columbus McKinnon Corp. *	14,353	384

Hollysys Automation Technologies Ltd. *	38,337	826

Intevac, Inc. *	198,553	1,926

Kadant, Inc.	40,248	1,468

NACCO Industries, Inc., Class A	54,373	2,948
		7,552

Media – 1.2%

Entercom Communications Corp., Class A *	318,564	3,208

EW Scripps (The) Co., Class A *	41,769	740

Graham Holdings Co., Class B	5,439	3,828

Journal Communications, Inc., Class A *	591,535	5,241

Meredith Corp.	137,402	6,379

New York Times (The) Co., Class A	109,095	1,868

Scholastic Corp.	284,541	9,811
		31,075

Metal Fabrication/Hardware – 0.2%

A.M. Castle & Co. *	129,220	1,898

Haynes International, Inc.	9,037	488

Olympic Steel, Inc.	73,225	2,102

RTI International Metals, Inc. *	22,372	621
		5,109

Mining – 0.5%

Kaiser Aluminum Corp.	61,956	4,425

Materion Corp.	211,066	7,161

Stillwater Mining Co. *	54,163	802
		12,388

Miscellaneous Manufacturing – 1.6%

A.O. Smith Corp.	75,220	3,461

Actuant Corp., Class A	16,338	558

American Railcar Industries, Inc.	15,647	1,096

Barnes Group, Inc.	305,384	11,748

EnPro Industries, Inc. *	41,294	3,001

Fabrinet *	23,705	492

Movado Group, Inc.	18,700	852

Myers Industries, Inc.	337,326	6,719

Standex International Corp.	109,570	5,871

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Miscellaneous Manufacturing – 1.6% – continued

Tredegar Corp.	162,966	$3,750

Trinity Industries, Inc.	58,040	4,183
		41,731

Office Furnishings – 0.0%

Steelcase, Inc., Class A	58,149	966

Oil & Gas – 2.3%

Approach Resources, Inc. *	37,344	781

Callon Petroleum Co. *	296,901	2,485

Carrizo Oil & Gas, Inc. *	108,342	5,792

Energy XXI Bermuda Ltd.	58,165	1,371

EPL Oil & Gas, Inc. *	28,767	1,111

Gran Tierra Energy, Inc. *	507,439	3,796

Northern Oil and Gas, Inc. *	46,740	683

Parker Drilling Co. *	87,288	619

Patterson-UTI Energy, Inc.	107,299	3,399

PDC Energy, Inc. *	174,855	10,887

Resolute Energy Corp. *	96,845	697

Rex Energy Corp. *	118,460	2,216

Stone Energy Corp. *	377,064	15,825

VAALCO Energy, Inc. *	481,648	4,118

W&T Offshore, Inc.	330,178	5,715

Western Refining, Inc.	60,712	2,344
		61,839

Oil & Gas Services – 2.0%

Basic Energy Services, Inc. *	39,893	1,094

C&J Energy Services, Inc. *	39,654	1,156

Dawson Geophysical Co.	5,901	165

Dril-Quip, Inc. *	19,622	2,200

Helix Energy Solutions Group, Inc. *	348,845	8,017

Hornbeck Offshore Services, Inc. *	272,257	11,383

Key Energy Services, Inc. *	771,655	7,130

Matrix Service Co. *	19,105	645

Natural Gas Services Group, Inc. *	153,922	4,639

Newpark Resources, Inc. *	783,347	8,969

Pioneer Energy Services Corp. *	320,877	4,155

SEACOR Holdings, Inc. *	14,736	1,274

Steel Excel, Inc. *	25,296	810

Tesco Corp. *	28,540	528

TETRA Technologies, Inc. *	57,354	734
		52,899

Pharmaceuticals – 0.2%

Hi-Tech Pharmacal Co., Inc. *	9,291	403

Impax Laboratories, Inc. *	50,189	1,326

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Pharmaceuticals – 0.2% – continued

Nutraceutical International Corp. *	98,774	$2,567

VCA Antech, Inc. *	64,876	2,091
		6,387

Pipelines – 0.4%

Enbridge Energy Management LLC *	67,160	1,861

EnLink Midstream LLC	271,155	9,203

SemGroup Corp., Class A	8,432	554
		11,618

Real Estate Investment Trusts – 9.8%

Acadia Realty Trust	157,808	4,163

Agree Realty Corp.	117,225	3,565

American Assets Trust, Inc.	29,097	982

Anworth Mortgage Asset Corp.	808,415	4,010

ARMOUR Residential REIT, Inc.	833,406	3,434

Associated Estates Realty Corp.	36,909	625

Campus Crest Communities, Inc.	47,303	411

Capstead Mortgage Corp.	494,026	6,254

CBL & Associates Properties, Inc.	287,387	5,101

Chesapeake Lodging Trust	35,591	916

Chimera Investment Corp.	753,002	2,304

Corporate Office Properties Trust	74,884	1,995

DiamondRock Hospitality Co.	695,157	8,168

DuPont Fabros Technology, Inc.	187,148	4,505

Dynex Capital, Inc.	233,797	2,092

EPR Properties	290,300	15,499

Equity One, Inc.	322,948	7,215

First Industrial Realty Trust, Inc.	313,160	6,050

Franklin Street Properties Corp.	409,335	5,158

Geo Group (The), Inc.	304,277	9,810

Gladstone Commercial Corp.	42,205	732

Government Properties Income Trust	131,441	3,312

Healthcare Realty Trust, Inc.	266,706	6,441

Highwoods Properties, Inc.	244,374	9,386

Invesco Mortgage Capital, Inc.	418,674	6,896

Investors Real Estate Trust	377,160	3,387

Kite Realty Group Trust	433,496	2,601

LaSalle Hotel Properties	484,261	15,162

LTC Properties, Inc.	206,007	7,752

Mack-Cali Realty Corp.	64,429	1,339

Medical Properties Trust, Inc.	976,330	12,487

MFA Financial, Inc.	578,289	4,482

Mid-America Apartment Communities, Inc.	111,304	7,599

National Health Investors, Inc.	98,877	5,978

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Real Estate Investment Trusts – 9.8% – continued

New York Mortgage Trust, Inc.	141,415	$1,100

NorthStar Realty Finance Corp.	827,836	13,361

One Liberty Properties, Inc.	70,360	1,500

Pebblebrook Hotel Trust	45,002	1,520

Pennsylvania Real Estate Investment Trust	322,328	5,818

Piedmont Office Realty Trust, Inc., Class A	122,856	2,107

PS Business Parks, Inc.	52,856	4,420

Ramco-Gershenson Properties Trust	267,065	4,353

Redwood Trust, Inc.	532,329	10,796

Resource Capital Corp.	636,441	3,545

Retail Opportunity Investments Corp.	48,678	727

RLJ Lodging Trust	447,607	11,969

Silver Bay Realty Trust Corp.	32,028	497

Starwood Property Trust, Inc.	185,186	4,369

Starwood Waypoint Residential Trust *	37,037	1,066

Strategic Hotels & Resorts, Inc. *	574,305	5,852

Sunstone Hotel Investors, Inc.	69,723	957

Weingarten Realty Investors	132,642	3,979

Winthrop Realty Trust	24,283	281
		258,028

Retail – 4.3%

Biglari Holdings, Inc. *	982	479

Bob Evans Farms, Inc.	196,698	9,841

Casey’s General Stores, Inc.	65,019	4,395

Cash America International, Inc.	20,909	810

Children’s Place Retail Stores (The), Inc.	16,479	821

DineEquity, Inc.	14,181	1,107

Einstein Noah Restaurant Group, Inc.	52,869	870

Finish Line (The), Inc., Class A	36,083	977

Fred’s, Inc., Class A	399,536	7,196

Genesco, Inc. *	17,595	1,312

Group 1 Automotive, Inc.	103,505	6,796

Haverty Furniture Cos., Inc.	125,797	3,736

hhgregg, Inc. *	22,858	220

Kate Spade & Co. *	280,636	10,409

Men’s Wearhouse (The), Inc.	386,722	18,942

Pantry (The), Inc. *	175,004	2,684

PC Connection, Inc.	202,841	4,122

Penske Automotive Group, Inc.	278,204	11,896

Pep Boys-Manny Moe & Jack (The) *	291,226	3,704

PriceSmart, Inc.	16,151	1,630

Rush Enterprises, Inc., Class A *	163,000	5,294

Shoe Carnival, Inc.	100,134	2,307

Sonic Automotive, Inc., Class A	131,625	2,959

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Retail – 4.3% – continued

Stage Stores, Inc.	304,562	$7,446

Texas Roadhouse, Inc.	66,139	1,725

Wet Seal (The), Inc., Class A *	352,688	465

World Fuel Services Corp.	17,004	750
		112,893

Savings & Loans – 2.3%

Astoria Financial Corp.	327,873	4,531

BankFinancial Corp.	69,552	694

Berkshire Hills Bancorp, Inc.	74,709	1,933

Brookline Bancorp, Inc.	51,127	482

Dime Community Bancshares, Inc.	347,657	5,903

Flushing Financial Corp.	351,476	7,406

Northwest Bancshares, Inc.	356,751	5,209

OceanFirst Financial Corp.	94,410	1,670

Oritani Financial Corp.	33,248	526

Provident Financial Services, Inc.	531,589	9,765

Sterling Bancorp	397,628	5,034

United Financial Bancorp, Inc.	176,485	3,246

Washington Federal, Inc.	410,620	9,567

WSFS Financial Corp.	81,161	5,797
		61,763

Semiconductors – 3.6%

Amkor Technology, Inc. *	405,370	2,781

ATMI, Inc. *	179,341	6,099

Brooks Automation, Inc.	631,953	6,907

Cirrus Logic, Inc. *	46,441	923

Diodes, Inc. *	33,736	881

Entegris, Inc. *	828,098	10,028

GSI Technology, Inc. *	171,953	1,188

Intersil Corp., Class A	476,215	6,153

Kulicke & Soffa Industries, Inc. *	376,597	4,749

LTX-Credence Corp. *	117,168	1,044

MKS Instruments, Inc.	415,945	12,433

OmniVision Technologies, Inc. *	264,877	4,688

Photronics, Inc. *	345,894	2,951

Power Integrations, Inc.	26,932	1,772

QLogic Corp. *	190,654	2,431

Rudolph Technologies, Inc. *	23,932	273

Semtech Corp. *	36,594	927

Silicon Image, Inc. *	382,318	2,638

Tessera Technologies, Inc.	194,666	4,600

TriQuint Semiconductor, Inc. *	952,079	12,748

Ultra Clean Holdings, Inc. *	106,239	1,397

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Semiconductors – 3.6% – continued

Veeco Instruments, Inc. *	183,157	$7,680
		95,291

Software – 1.8%

Acxiom Corp. *	262,816	9,040

Advent Software, Inc.	47,913	1,407

Blackbaud, Inc.	23,867	747

CSG Systems International, Inc.	24,885	648

Dealertrack Technologies, Inc. *	39,788	1,957

Ebix, Inc.	14,709	251

Epiq Systems, Inc.	26,572	362

Fair Isaac Corp.	27,279	1,509

MicroStrategy, Inc., Class A *	10,456	1,207

Progress Software Corp. *	103,557	2,258

PTC, Inc. *	64,729	2,293

Schawk, Inc.	173,445	3,467

SS&C Technologies Holdings, Inc. *	43,903	1,757

SYNNEX Corp. *	221,828	13,445

Take-Two Interactive Software, Inc. *	273,074	5,988
		46,336

Storage/Warehousing – 0.5%

Mobile Mini, Inc.	306,983	13,311

Telecommunications – 2.3%

ARRIS Group, Inc. *	436,696	12,306

Black Box Corp.	11,821	288

Comtech Telecommunications Corp.	81,846	2,608

Extreme Networks, Inc. *	562,241	3,261

Finisar Corp. *	434,930	11,530

General Communication, Inc., Class A *	280,848	3,205

NETGEAR, Inc. *	128,427	4,332

Oplink Communications, Inc. *	183,935	3,303

Premiere Global Services, Inc. *	440,911	5,317

RF Micro Devices, Inc. *	1,185,709	9,343

Shenandoah Telecommunications Co.	17,578	568

Telephone & Data Systems, Inc.	161,579	4,235
		60,296

Textiles – 0.4%

G&K Services, Inc., Class A	154,645	9,460

UniFirst Corp.	18,984	2,087
		11,547

Toys, Games & Hobbies – 0.0%

LeapFrog Enterprises, Inc. *	46,700	350

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% – continued

Transportation – 2.0%

Bristow Group, Inc.	224,717	$16,971

Golar LNG Ltd.	58,991	2,459

Gulfmark Offshore, Inc., Class A	258,072	11,598

Marten Transport Ltd.	24,343	524

Patriot Transportation Holding, Inc. *	6,994	252

PHI, Inc. (Non Voting) *	100,127	4,429

Saia, Inc. *	193,395	7,390

Ship Finance International Ltd.	417,966	7,511

Tidewater, Inc.	36,263	1,763

Universal Truckload Services, Inc.	38,778	1,121
		54,018

Trucking & Leasing – 0.7%

AMERCO	27,737	6,438

Greenbrier (The) Cos., Inc. *	129,227	5,893

TAL International Group, Inc. *	120,514	5,167

Willis Lease Finance Corp. *	32,785	671
		18,169
Total Common Stocks
(Cost $1,676,582)		2,513,842

CONVERTIBLE PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%

Alere, Inc., 3.00%	3,306	941
Total Convertible Preferred Stocks
(Cost $723)		941

MASTER LIMITED PARTNERSHIPS – 0.2%

Holding Companies – Diversified – 0.2%

Compass Diversified Holdings	236,499	4,472
Total Master Limited Partnerships
(Cost $2,709)		4,472

OTHER – 0.0% (2)

Escrow DLB Oil & Gas *	2,100	–

Escrow Gerber Scientific, Inc. *	264,734	–
Total Other
(Cost $ – )		–

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.4%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	116,392,122	$116,392
Total Investment Companies
(Cost $116,392)		116,392

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.05%, 4/10/14(5)	$7,209	$7,209
Total Short-Term Investments
(Cost $7,209)		7,209

Total Investments – 100.1%
(Cost $1,803,615)		2,642,856

Liabilities less Other Assets – (0.1)%		(1,424)
NET ASSETS – 100.0%		$2,641,432

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Security listed as “escrow” is considered to be worthless.
(3)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $74,172,000 with net purchases of approximately $42,220,000 during the fiscal year ended March 31, 2014.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	425	$39,623	Long	6/14	$355
Russell 2000 Mini Index	687	80,413	Long	6/14	(795)

Total					$(440)

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.0%
Consumer Staples	2.3
Energy	7.3
Financials	36.0
Health Care	4.2
Industrials	14.1
Information Technology	13.2
Materials	5.6
Telecommunication Services	0.5
Utilities	5.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$2,513,842	(1)	$–		$–	$2,513,842
Convertible Preferred Stocks	–		941	(1)	–	941
Master Limited Partnerships	4,472	(1)	–		–	4,472
Investment Companies	116,392		–		–	116,392
Short-Term Investments	–		7,209		–	7,209
Total Investments	$2,634,706		$8,150		$–	$2,642,856

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$355		$–		$–	$355
Liabilities
Futures Contracts	(795)		–		–	(795)
Total Other Financial Instruments	$(440)		$–		$–	$(440)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2014

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
Industry	Value (000s)	Reason

Convertible Preferred Stocks Healthcare – Products	$941	Valuations at bid Price

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8%

Biotechnology – 3.3%

Alexion Pharmaceuticals, Inc. *	4,102	$624

BioMarin Pharmaceutical, Inc. *	7,419	506

Gilead Sciences, Inc. *	16,546	1,172

Regeneron Pharmaceuticals, Inc. *	1,345	404
		2,706

Commercial Services – 4.3%

Accretive Health, Inc. *	88,859	711

Alliance Data Systems Corp. *	2,428	662

HMS Holdings Corp. *	42,670	813

Mastercard, Inc., Class A	14,340	1,071

Xoom Corp. *	14,413	281
		3,538

Computers – 15.4%

Accenture PLC, Class A	12,245	976

Apple, Inc.	6,162	3,307

Cognizant Technology Solutions Corp., Class A *	34,966	1,770

EMC Corp.	87,142	2,389

International Business Machines Corp.	3,764	724

NetApp, Inc.	14,067	519

Qualys, Inc. *	29,404	748

SanDisk Corp.	11,938	969

Teradata Corp. *	23,342	1,148
		12,550

Electronics – 3.2%

Amphenol Corp., Class A	9,987	916

FEI Co.	8,844	911

Trimble Navigation Ltd. *	21,408	832
		2,659

Healthcare – Products – 5.8%

Baxter International, Inc.	24,080	1,772

CR Bard, Inc.	2,980	441

Edwards Lifesciences Corp. *	17,434	1,293

Intuitive Surgical, Inc. *	2,782	1,218
		4,724

Healthcare – Services – 0.9%

Molina Healthcare, Inc. *	18,818	707

Internet – 15.1%

Amazon.com, Inc. *	2,138	719

Borderfree, Inc. *	8,825	165

Brightcove, Inc. *	41,967	413

eBay, Inc. *	31,830	1,758

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Internet – 15.1% – continued

F5 Networks, Inc. *	11,056	$1,179

Google, Inc., Class A *	2,838	3,163

LinkedIn Corp., Class A *	7,808	1,444

Priceline Group (The), Inc. *	952	1,135

Rackspace Hosting, Inc. *	29,933	982

Splunk, Inc. *	7,215	516

TIBCO Software, Inc. *	43,115	876
		12,350

Pharmaceuticals – 2.6%

Allergan, Inc.	7,250	900

Catamaran Corp. *	27,276	1,221
		2,121

Semiconductors – 18.7%

Altera Corp.	22,274	807

ARM Holdings PLC ADR	35,174	1,793

ASML Holding N.V. (Registered)	10,551	985

Broadcom Corp., Class A	42,895	1,350

Emulex Corp. *	82,660	611

Intel Corp.	37,408	966

KLA-Tencor Corp.	9,654	667

Lam Research Corp. *	23,557	1,296

Linear Technology Corp.	28,986	1,411

Microchip Technology, Inc.	21,523	1,028

NXP Semiconductor N.V. *	26,605	1,565

QUALCOMM, Inc.	20,363	1,606

Xilinx, Inc.	21,488	1,166
		15,251

Software – 21.4%

Activision Blizzard, Inc.	37,156	760

Check Point Software Technologies Ltd. *	20,854	1,410

Citrix Systems, Inc. *	14,278	820

CommVault Systems, Inc. *	12,232	794

Fidelity National Information Services, Inc.	15,430	825

Fiserv, Inc. *	14,056	797

Imperva, Inc. *	12,464	694

Microsoft Corp.	22,493	922

Oracle Corp.	45,000	1,841

Proofpoint, Inc. *	19,278	715

Qlik Technologies, Inc. *	24,752	658

Red Hat, Inc. *	35,299	1,870

Salesforce.com, Inc. *	37,279	2,128

ServiceNow, Inc. *	16,452	986

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Software – 21.4% – continued

VMware, Inc., Class A *	20,968	$2,265
		17,485

Telecommunications – 7.1%

Amdocs Ltd.	18,494	859

Aruba Networks, Inc. *	69,023	1,294

Cisco Systems, Inc.	60,803	1,362

Juniper Networks, Inc. *	52,640	1,356

Palo Alto Networks, Inc. *	8,293	569

Procera Networks, Inc. *	34,323	357
		5,797
Total Common Stocks
(Cost $62,526)		79,888

INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	2,397,806	2,398
Total Investment Companies
(Cost $2,398)		2,398

Total Investments – 100.7%
(Cost $64,924)		82,286

Liabilities less Other Assets – (0.7)%		(593)
NET ASSETS – 100.0%		$81,693

(1)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $966,000 with net purchases of approximately $1,432,000 during the fiscal year ended March 31, 2014.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	2.3%
Health Care	14.8
Information Technology	82.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$79,888	(1)	$–	$–	$79,888
Investment Companies	2,398		–	–	2,398
Total Investments	$82,286		$–	$–	$82,286

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2014

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core (formerly known as the Enhanced Large Cap), Large Cap Equity, Large Cap Growth, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 9.

At March 31, 2014, the Large Cap Core, Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $75,000, $295,000 and $7,209,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security of currency at a price different from the current fair value. No option contracts were held or written by the Funds during the fiscal year ended March 31, 2014.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2014.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2014, were approximately $1,000 for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2013, were approximately $2,323 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Income Equity	Monthly
International Equity	Annually
Large Cap Core	Quarterly
Large Cap Equity	Quarterly
Large Cap Growth	Annually
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Income Equity	$1,820	$(1,820)	$ —
International Equity	176	(2,321)	2,145
Large Cap Core	(2)	2	—
Large Cap Equity	—	(64)	64
Large Cap Growth	9	(1,135)	1,126
Small Cap Core	(68)	68	—
Small Cap Value	(1,369)	1,369	—
Technology	496	(496)	—

*	Amount rounds to less than one thousand.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013, through the fiscal year ended March 31, 2014, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Technology	$123
Large Cap Growth	23

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

As of March 31, 2014, there were no post-enactment capital losses carried forward.

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014

At March 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2016		MARCH 31, 2017		MARCH 31, 2018
International Equity	$2,292	*	$32,941	*	$151,695	*
Large Cap Core	—		7,294		9,392
Large Cap Equity	2,352	*	17,703	*	13,471	*
Large Cap Growth	—		583	*	20,105	*
Large Cap Value	—		41,076		61,413
Technology	—		—		5,670

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2018.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Income Equity	$6,078	$5,215	$90,841
International Equity	5,412	—	58,564
Large Cap Core	2	—	3,700
Large Cap Equity	25	—	39,775
Large Cap Growth	—	16,921	51,124
Large Cap Value	1,516	—	31,496
Small Cap Core	1,066	3,067	69,468
Small Cap Value	8,748	17,211	835,772
Technology	—	—	16,581

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$8,662	$10,824
International Equity	4,000	722
Large Cap Core	294	—
Large Cap Equity	$1,508	$28
Large Cap Growth	281	19
Large Cap Value	2,160	—
Small Cap Core	1,490	13,000
Small Cap Value	31,699	150,040

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$6,126	$801
International Equity	4,471	—
Large Cap Core	262	—
Large Cap Equity	1,853	—
Large Cap Growth	400	—
Large Cap Value	2,897	—
Small Cap Core	2,216	419
Small Cap Value	25,500	44,644

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2011 through March 31, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2014, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
International Equity	$2,600	1.20%
Large Cap Core	100	1.18%
Large Cap Equity	300	1.19%
Large Cap Growth	900	1.20%
Large Cap Value	4,500	1.20%
Technology	700	1.20%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, the investment adviser contractually agreed to reimburse the Funds for certain expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and contractual expense limitations for the fiscal year ended March 31, 2014, for the Funds were as follows:

	CONTRACTUAL
Fund	ANNUAL ADVISORY FEES	EXPENSE LIMITATION
Large Cap Core	0.30%	0.60%
Small Cap Core	0.85%	0.75%
Small Cap Value	0.85%	1.00%

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EQUITY FUNDS

MARCH 31, 2014

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATION
Income Equity	0.85%	0.80%	0.77%	1.00%
International Equity	0.90%	0.85%	0.81%	1.06%
Large Cap Equity	0.75%	0.71%	0.68%	0.85%
Large Cap Growth	0.75%	0.71%	0.68%	0.85%
Large Cap Value	0.85%	0.80%	0.77%	0.85%
Technology	1.00%	0.94%	0.90%	1.25%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund invests its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of the average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Income Equity	$ —	$52,423	$ —	$62,682
International Equity	—	40,344	—	86,525
Large Cap Core	—	25,646	—	16,711
Large Cap Equity	—	47,241	—	75,770
Large Cap Growth	—	66,185	—	139,928
Large Cap Value	—	25,314	—	45,103
Small Cap Core	—	11,829	—	71,663
Small Cap Value	—	537,509	—	471,176
Technology	—	27,197	—	40,735

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Income Equity	$98,141	$(7,301)	$90,840	$298,785
International Equity	65,912	(7,407)	58,505	190,045
Large Cap Core	3,818	(118)	3,700	22,928
Large Cap Equity	40,757	(982)	39,775	107,047
Large Cap Growth	51,648	(524)	51,124	101,292
Large Cap Value	32,250	(755)	31,495	77,282
Small Cap Core	71,493	(2,026)	69,467	119,396
Small Cap Value	847,439	(11,667)	835,772	1,807,084
Technology	18,853	(2,271)	16,582	65,704

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	5,047	$76,672	1,002	$15,315	(6,184)	$(94,095)	(135)	$(2,108)
International Equity	5,056	48,277	175	1,701	(10,503)	(99,582)	(5,272)	(49,604)
Large Cap Core	928	11,982	11	128	(226)	(2,813)	713	9,297
Large Cap Equity	295	5,420	53	986	(1,942)	(35,442)	(1,594)	(29,036)
Large Cap Growth	250	7,248	9	263	(2,936)	(84,717)	(2,677)	(77,206)
Large Cap Value	1,449	16,891	127	1,600	(3,144)	(37,102)	(1,568)	(18,611)
Small Cap Core	1,464	29,371	639	12,973	(4,734)	(96,605)	(2,631)	(54,261)
Small Cap Value	31,376	621,784	8,374	169,160	(27,437)	(551,564)	12,313	239,380
Technology	241	4,603	—	—	(924)	(16,958)	(683)	(12,355)

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EQUITY FUNDS

MARCH 31, 2014

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	4,753		$62,579		246	$3,198	(9,962)	$(129,437)	(4,963)	$(63,660)
International Equity	11,171	*	86,435	*	209	1,723	(12,251)	(96,121)	(871)	(7,963)
Large Cap Core	130		1,320		14	145	(374)	(3,812)	(230)	(2,347)
Large Cap Equity	3,792	**	59,891	**	75	1,166	(4,171)	(65,753)	(304)	(4,696)
Large Cap Growth	5,128	***	122,067	***	15	356	(1,390)	(35,216)	3,753	87,207
Large Cap Value	600		5,880		210	2,063	(3,706)	(36,311)	(2,896)	(28,368)
Small Cap Core	2,113		34,528		32	530	(2,954)	(46,821)	(809)	(11,763)
Small Cap Value	28,512		476,446		3,968	65,027	(27,159)	(445,441)	5,321	96,032
Technology	926		14,964		—	—	(2,235)	(36,809)	(1,309)	(21,845)

*	Numbers include assets received in connection with fund reorganization of approximately 8,002,000 in shares sold and $61,134,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

**	Numbers include assets received in connection with fund reorganization of approximately 147,000 in shares sold and $2,226,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

***	Numbers include assets received in connection with fund reorganization of approximately 4,187,000 in shares sold and $98,937,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2014:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Large Cap Core	Equity contracts	Net Assets — Unrealized appreciation	$6	*	Net Assets — Unrealized depreciation	$ —
Small Cap Core	Equity contracts	Net Assets — Unrealized appreciation	—		Net Assets — Unrealized depreciation	(13	)*
Small Cap Value	Equity contracts	Net Assets — Unrealized appreciation	355	*	Net Assets — Unrealized depreciation	(795	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2014:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	$9
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,413
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	26,398

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
International Equity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	$(2)
Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	6
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(228)
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,615)

Volume of derivative activity for the fiscal year ended March 31, 2014*:

	FUTURES EQUITY
	CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Large Cap Core	25	$140
Small Cap Core	66	620
Small Cap Value	175	4,286

*	Activity during the period is measured by number of trades during the period and average notional amount for futures equity contracts.

**	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund (formerly known as the Enhanced Large Cap Fund) and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants have jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States Court of Appeals for the Second Circuit.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

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EQUITY FUNDS

MARCH 31, 2014

12. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the corresponding Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on November 9, 2012 as set forth in the table.

	ACQUIRED FUND			ACQUIRING FUND
Amounts in thousands, except Share Conversion Ratio	NIF International Equity Portfolio	NIF Large Cap Equity Portfolio	NIF Large Cap Growth Portfolio	NF International Equity Fund	NF Large Cap Equity Fund	NF Large Cap Growth Fund
Share Conversion Ratio	1.1170	0.4851	0.6391	1.1170	0.4851	0.6391
Acquired Fund’s Shares	7,164	302	6,552	NA	NA	NA
Acquiring Fund’s Shares	NA	NA	NA	8,002	147	4,187
Acquiring Fund’s Unrealized Appreciation	7,470	289	17,705	NA	NA	NA
Net Assets before the Reorganization	61,134	2,226	98,937	196,205	160,636	85,067
Aggregated Net Assets immediately after the Reorganization	NA	NA	NA	257,341	162,862	184,004

The tables below summarize the operations of the Acquired Funds for the period from December 1, 2011 to November 9, 2012, and the Acquiring Funds’ results of operations for the year ended March 31, 2013.

For the period from December 1, 2011 to November 9, 2012 (in thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF International Equity Portfolio	$2,540	$5,709	$8,249
NIF Large Cap Equity Portfolio	29	383	412
NIF Large Cap Growth Portfolio	9	8,262	8,271

For the year ended March 31, 2013 (in thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF International Equity Fund	$4,432	$18,961	$23,393
NF Large Cap Equity Fund	$1,841	$12,563	$14,404
NF Large Cap Growth Fund	476	16,256	16,732

Because each combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations of the Acquired Funds.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2014

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each of the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Growth Fund and Small Cap Core Fund, approved a new management agreement between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 93.

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Income Equity Fund, International Equity Fund, Large Cap Core Fund (formerly known as Enhanced Large Cap Fund), Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), nine separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

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EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI PERCENTAGE
Income Equity	60.81%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Equity	100.00%
Large Cap Growth	100.00%
Large Cap Value	100.00%
Small Cap Core	27.54%
Small Cap Value	50.42%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2014 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Income Equity	52.88%
International Equity	2.90%
Large Cap Core	100.00%
Large Cap Equity	100.00%
Large Cap Growth	100.00%
Large Cap Value	88.52%
Small Cap Core	26.00%
Small Cap Value	48.50%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
International Equity	$0.0164	$0.3419

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Income Equity	$0.446257
International Equity	0.026968
Large Cap Equity	0.003697
Small Cap Core	1.537780
Small Cap Value	1.283800

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Income Equity	13,870,268	252,941	188,438	8,267,838
International Equity	20,087,412	20,837	508,151	1,172,133
Large Cap Core	1,057,379	1,182	0	358,604
Large Cap Equity	3,786,702	82,214	79,165	1,009,301
Large Cap Growth	3,206,839	23,988	277,774	472,194
Small Cap Core	7,602,757	5,523	5,927	647,936

The Large Cap Value Fund, Small Cap Value Fund and Technology Fund adjourned the meeting for the above proposal.

3.	To approve a change to the fundamental investment objectives for certain Northern Funds to non-fundamental, which would permit the Trustees of the Trust, instead of shareholders, to approve a change in the objective.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
International Equity	20,452,842	118,523	45,034	1,172,133
Large Cap Equity	3,724,199	155,971	67,911	1,009,301
Large Cap Growth	3,164,590	99,445	244,566	472,194

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 80), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 84), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.00%	$1,000.00	$1,091.30	$5.21
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.06%	$1,000.00	$1,064.80	$5.46
Hypothetical**	1.06%	$1,000.00	$1,019.65	$5.34
LARGE CAP CORE (1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.62%	$1,000.00	$1,152.40	$3.33
Hypothetical**	0.62%	$1,000.00	$1,021.84	$3.13

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.85%	$1,000.00	$1,113.90	$4.48
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

LARGE CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.85%	$1,000.00	$1,081.90	$4.41
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.85%	$1,000.00	$1,115.00	$4.48
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014 (UNAUDITED)

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.75%	$1,000.00	$1,101.50	$3.93
Hypothetical**	0.75%	$1,000.00	$1,021.19	$3.78

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.00%	$1,000.00	$1,118.80	$5.28
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.25%	$1,000.00	$1,110.30	$6.58
Hypothetical**	1.25%	$1,000.00	$1,018.70	$6.29

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Formerly known as the Enhanced Large Cap

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITHTRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

APPROVAL OF MANAGEMENT AGREEMENT	MARCH 31, 2014 (UNAUDITED)

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Large Cap Core Fund (formerly Enhanced Large Cap Fund), Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY FUNDS

EQUITY FUNDS

APPROVAL OF MANAGEMENT AGREEMENT continued

compliance with their investment restrictions. For Northern Funds that had been in existence for the applicable periods, the NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Funds’ performance was satisfactory for most Funds, and that NTI was taking steps to address any under-performing Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, for those Northern Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. For Funds where there were applicable comparisons, the NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels. In addition, the NF Trustees considered that each Northern Fund would be subject to breakpoints on its Management Fees.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the NTI Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Funds’ portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

INCOME EQUITY FUND2,4

INTERNATIONAL EQUITY FUND1,2,3

LARGE CAP CORE FUND2 (formerly known as Enhanced Large Cap Fund)

LARGE CAP EQUITY FUND2

LARGE CAP GROWTH FUND2,5,7

LARGE CAP VALUE FUND2

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6

TECHNOLOGY FUND2,5,6,7

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 High-Yield Risk: High yield fixed-income securities will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other market sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower prices.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND

37	GLOBAL REAL ESTATE INDEX FUND

47	GLOBAL SUSTAINABILITY INDEX FUND

59	INTERNATIONAL EQUITY INDEX FUND

73	MID CAP INDEX FUND

80	SMALL CAP INDEX FUND

107	STOCK INDEX FUND

116	NOTES TO THE FINANCIAL STATEMENTS

130	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

131	TAX INFORMATION

132	SHAREHOLDER MEETING RESULTS

133	FUND EXPENSES

135	TRUSTEES AND OFFICERS

140	APPROVAL OF MANAGEMENT AGREEMENT

143	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned -1.57% during the 12-month reporting period ended March 31, 2014, compared with -1.43% for the Fund’s benchmark, the MSCI Emerging Markets IndexSM. Emerging markets underperformed developed markets as measured by the MSCI World Index return of 19.07% for the same period.

Emerging markets struggled over the course of the reporting period, largely due to currency fluctuations, monetary policy and economic data from major markets. Japan’s move to generate growth through a devaluation of the yen resulted in increased export competition for emerging economies. Chinese growth slowed, further hampering emerging market exports, and worries mounted over the tightening of Chinese credit. In the early summer, remarks by the Chairman of the U.S. Federal Reserve hinted at the beginning of a tapering in the Federal Reserve’s asset purchase program. This had a significant negative impact on several major emerging market currencies, and funds began to flow out of emerging markets. Emerging markets would recover to some degree after the Federal Reserve decided in September to keep its asset purchase levels steady. However, the downward pressure on several emerging markets resumed in early 2014 as the Federal Reserve finally began to reduce its bond purchases. A further element of volatility was introduced to emerging markets as Russia annexed the Crimea region in Ukraine in March, causing a sell-off across markets, particularly in Russia.

Eleven out of 21 emerging market countries posted negative returns for the period, with the worst returns coming from Turkey, at -29.05%, Chile at -27.07% and Peru at -24.88%. Standout performers included Greece and Egypt, which returned 56.48% and 32.48%, respectively. From a sector standpoint, the best performers were information technology and consumer discretionary, returning 17.20% and 12.43%, respectively. The lowest returns were in the materials and energy sectors, which returned -11.18% and -9.51%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY INDEX	–1.57%	–3.22%	13.47%	3.60%

MSCI EMERGING MARKETS INDEXSM	–1.43	–2.86	14.48	4.62

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
NET ASSETS	$1.9 BILLION
NET ASSET VALUE	$11.16
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.73%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 0.03% during the 12-month reporting period ended March 31, 2014, compared with -0.24% for the Fund’s benchmark, the FTSE® EPRA®/NAREIT® Global Index. Real estate securities underperformed relative to the broader equity market return of 16.55%, as measured by the MSCI ACWI® Index. U.S. real estate securities outperformed non-U.S. real estate securities. To illustrate, the FTSE EPRA®/NAREIT® USA Index returned 4.58%, versus -0.38% for the FTSE EPRA®/NAREIT® Developed ex-USA Index and -13.47% for the FTSE EPRA®/NAREIT® Emerging Markets Index.

The underperformance of global real estate securities versus the broader equity markets was due in part to shifting monetary policy. Real estate performed well early in the period, but fears began to mount in May that the Federal Reserve would foreshadow a tapering in its asset purchase program by the end of the year. The perceived stance of the Federal Reserve both reduced concerns about inflation and led to an increase in bond yields, leading investors to reduce their exposure to the high-yielding real estate equity asset class throughout the summer. Global real estate securities regained some ground in September, when the Federal Reserve announced that it would defer any tapering in view of weak data and fiscal uncertainty, causing bond yields to drop. In December, the Federal Reserve announced that it would begin to trim its asset purchases beginning in January, contributing to monetary tightening fears and relatively poor global real estate performance. Global real estate was generally flat in the first quarter of 2014, as mixed economic data and rising tensions in Ukraine caused some market volatility, although emerging markets saw a modest rebound after a period of very negative returns.

The Fund will continue to invest in a sample of securities within the FTSE® EPRA®/NAREIT® Global Index in an attempt to closely track Index returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	0.03%	6.81%	21.21%	2.20%

FTSE® EPRA®/NAREIT® GLOBAL INDEX	–0.24	6.80	21.38	2.69

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 36 countries worldwide.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$9.39
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.73%
NET EXPENSE RATIO	0.50%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 18.38% during the 12-month reporting period ended March 31, 2014, compared with 18.37% for the Fund’s benchmark, the MSCI World ESG Index. The Index slightly underperformed the broader MSCI World Index, which returned 19.07% for the same period. The United States, at approximately 50% of the Index, returned 21.14% for the period. Israel, Finland and Denmark were the strongest performers within the Index, returning 49.40%, 44.76% and 43.05%, respectively. Japan, at nearly 10% of the Index, returned 8.97%, while the United Kingdom, at approximately 10% of the Index, returned 16.48%.

Developed markets began the period on a strong note, but performance turned negative in the late spring to early summer. Comments by the Chairman of the Federal Reserve foreshadowed a possible tapering of bond purchases later in 2013, sparking a widespread sell-off. Investors remained wary of Federal Reserve tapering throughout the summer, but markets were boosted in September by the Federal Reserve’s decision to defer any reduction in purchases in view of weaker data and fiscal uncertainty. Performance remained strong through the October U.S. government shutdown, as investors anticipated the eventual budget deal. The announcement in December that the Federal Reserve would begin to taper asset purchases in January 2014 had a relatively muted impact, as the program was perceived by many to be less dramatic than anticipated. Global developed markets were generally flat-to-slightly positive in the first quarter of 2014. In January 2014, negative headlines contributed to unfavorable returns globally. The headlines included disappointing economic data later deemed by some to be a product of cold weather, the beginning of the Federal Reserve’s tapering, and emerging markets concerns. Late in the quarter, the Russian annexation of the Crimea region of Ukraine escalated investor worries, although markets were calmed at the end of March by indications that Russia might not pursue further action.

The Fund will continue to invest in a sample of securities within the MSCI World ESG Index as it attempts to closely replicate Index returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	18.38%	10.52%	18.30%	4.69%

MSCI WORLD ESG INDEX	18.37	10.51	18.50	4.95

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG Index is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance factors.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
NET ASSETS	$178 MILLION
NET ASSET VALUE	$11.87
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 17.32% during the 12-month reporting period ended March 31, 2014, which compares with the 17.56% return of its benchmark, the MSCI EAFE® Index. International equities underperformed the U.S. stock market, as measured by the 21.86% gain of the S&P 500® Index. The countries with the strongest returns were Italy, Spain and Ireland, which gained 52.95%, 45.72% and 42.91%, respectively. The countries that detracted the most from Index returns were Singapore and Australia, which returned -2.17% and 1.17%. From a sector standpoint, the top returns came from the telecommunications services, utilities and consumer discretionary sectors, which returned 34.86%, 23.26% and 23.18%. The weakest sectors were consumer staples and materials, with returns of 5.88% and 8.67%.

Developed markets began the period on a down note, producing negative returns in the late spring and early summer of 2013. Comments by former Federal Reserve Chairman Ben Bernanke suggested that the Federal Reserve could begin to taper its bond purchases by the end of the year, sparking a widespread sell-off in global financial assets. Investors remained fearful of tapering throughout the summer, so the Federal Reserve’s surprising decision not to reduce asset purchases at the September meeting represented a positive development for the markets. The rally continued through the fourth quarter despite the U.S. government shutdown in October, as investors anticipated the eventual budget deal that occurred later in the month. Similarly, the Federal Reserve’s December announcement that it would begin to taper asset purchases beginning in January 2014 had only a mild impact.

Global developed markets were generally flat-to-slightly positive during the first quarter of 2014. In January, several major headlines contributed to negative returns globally, including disappointing economic data — which was later deemed by some to be a product of cold weather — as well as Federal Reserve tapering and disruptions in several emerging markets. Late in the quarter, the Russian annexation of the Crimea region of Ukraine escalated investor worry, though markets were calmed at the end of March by indications that Russia might not pursue further action.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	17.32%	7.11%	15.72%	5.13%

MSCI EAFE® INDEX	17.56	7.21	16.02	5.38

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
NET ASSETS	$4.6 BILLION
NET ASSET VALUE	$12.41
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.63%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned 21.11% during the 12-month reporting period ended March 31, 2014, which compares with the 21.24% return of its benchmark, the S&P MidCap 400® Index. Mid-cap stocks slightly underperformed large caps, as measured by the 21.86% gain of the S&P 500® Index. Health care and consumer discretionary were the best-performing sectors, returning 28.68% and 27.50%, respectively. Utilities and financials generated the weakest relative performance with returns of 15.48% and 15.70%.

U.S. equities began the period on a down note, producing negative returns in the late spring and early summer of 2013. Comments by former Federal Reserve Chairman Ben Bernanke suggested that the Federal Reserve could begin to taper its bond purchases by the end of the year, sparking a widespread sell-off in global financial assets. Investors remained fearful of tapering throughout the summer, so the Federal Reserve’s surprising decision not to reduce asset purchases at the September meeting represented a positive development for the markets. The rally continued through the fourth quarter despite the U.S. government shutdown in October, as investors anticipated the eventual budget deal that occurred later in the month. Similarly, the Federal Reserve’s December announcement that it would begin to taper asset purchases beginning in January 2014 had only a mild impact.

The stock market was generally flat-to-slightly positive during the first quarter of 2014. In January, several major headlines contributed to negative returns globally, including disappointing economic data — which was later deemed by some to be a product of cold weather — as well as Federal Reserve tapering and disruptions in several emerging markets. Late in the quarter, the Russian annexation of the Crimea region of Ukraine escalated investor worry, though markets were calmed at the end of March by indications that Russia might not pursue further action.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MID CAP INDEX	21.11%	13.15%	24.58%	9.72%

S&P MIDCAP 400® INDEX	21.24	13.37	24.86	10.08

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$17.40
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.52%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 24.77% during the 12-month reporting period ended March 31, 2014, closely tracking the 24.90% return of the Russell 2000® Index. Small-cap stocks outperformed large caps, based on the 22.41% return of the Russell 1000® Index. The top-performing sectors in the Russell 2000® Index were health care and consumer staples, which returned 36.78% and 33.19%, respectively. Utilities and materials generated the weakest relative performance with returns of 13.00% and 14.52%.

U.S. equities began the reporting period on a down note, producing negative returns in the late spring and early summer of 2013. Comments by former Federal Reserve Chairman Ben Bernanke suggested that the Federal Reserve could begin to taper its bond purchases by the end of the year, sparking a widespread sell-off in global financial assets. Investors remained fearful of tapering throughout the summer, so the Federal Reserve’s surprising decision not to reduce asset purchases at the September meeting represented a positive development for the markets. The rally continued through the fourth quarter despite the U.S. government shutdown in October, as investors anticipated the eventual budget deal that occurred later in the month. Similarly, the Federal Reserve’s December announcement that it would begin to taper asset purchases beginning in January 2014 had only a mild impact.

The stock market was generally flat-to-slightly positive during the first quarter of 2014. In January, several major headlines contributed to negative returns globally, including disappointing economic data — which was later deemed by some to be a product of cold weather — as well as Federal Reserve tapering and disruptions in several emerging markets. Late in the quarter, the Russian annexation of the Crimea region of Ukraine escalated investor worry, though markets were calmed at the end of March by indications that Russia might not pursue further action.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	24.77%	24.06%	8.21%	7.99%

RUSSELL 2000® INDEX	24.90	24.31	8.53	8.58

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
NET ASSETS	$986 MILLION
NET ASSET VALUE	$12.38
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.60%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 21.73% during the 12-month reporting period ended March 31, 2014, in line with the 21.86% return of its benchmark, the S&P 500® Index. Large-cap equities slightly outperformed mid caps as measured by the 21.24% return of the S&P MidCap 400® Index, but underperformed small caps as gauged by the 27.81% return of the S&P SmallCap 600® Index. All sectors delivered positive returns in the period. The top-performing sectors in the Index were health care and industrials, which returned 29.24% and 27.29%, respectively. Telecommunications services, which returned 2.32%, represented the bottom-performing sector. All other sectors returned at least 10%.

U.S. equities began the period on a down note, producing negative returns in the late spring and early summer of 2013. Comments by former Federal Reserve Chairman Ben Bernanke suggested that the Federal Reserve could begin to taper its bond purchases by the end of the year, sparking a widespread sell-off in global financial assets. Investors remained fearful of tapering throughout the summer, so the Federal Reserve’s surprising decision not to reduce asset purchases at the September meeting represented a positive development for the markets. The rally continued through the fourth quarter despite the U.S. government shutdown in October, as investors anticipated the eventual budget deal that occurred later in the month. Similarly, the Federal Reserve’s December announcement that it would begin to taper asset purchases beginning in January 2014 had only a mild impact.

The stock market was generally flat-to-slightly positive during the first quarter of 2014. In January, several major headlines contributed to negative returns globally, including disappointing economic data — which was later deemed by some to be a product of cold weather — as well as Federal Reserve tapering and disruptions in several emerging markets. Late in the quarter, the Russian annexation of the Crimea region of Ukraine escalated investor worry, though markets were calmed at the end of March by indications that Russia might not pursue further action.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	21.73%	20.95%	7.18%	7.32%

S&P 500® INDEX	21.86	21.16	7.42	7.85

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 143.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/14)
TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
NET ASSETS	$5.6 BILLION
NET ASSET VALUE	$23.17
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.39%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at cost	$1,641,405	(1)	$1,148,993	(1)
Investments, at value	$1,916,329	(3)	$1,374,612	(3)
Cash	–		–
Cash held at broker	3,062	(5)	842	(5)
Foreign currencies held at broker, at value (restricted $280, $440, $113, $5,097, respectively)	280	(6)	2,434	(6)
Foreign currencies, at value (cost $14,064, $6,614, $318, $24,580, respectively)	14,255		6,661
Dividend income receivable	3,819		4,173
Receivable for foreign tax reclaimable	108		319
Receivable for securities sold	5,746		1,256
Receivable for variation margin on futures contracts	174		185
Receivable for fund shares sold	1,204		856
Receivable from investment adviser	151		55
Unrealized gain on foreign currency exchange contracts	42		86
Prepaid and other assets	3		2
Total Assets	1,945,173		1,391,481
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	7		89
Payable for securities purchased	1,941		1,955
Payable for variation margin on futures contracts	15		8
Payable for fund shares redeemed	6,330		875
Payable to affiliates:
Investment advisory fees	127		92
Administration fees	54		39
Custody and accounting fees	40		30
Shareholder servicing fees	4		22
Transfer agent fees	36		26
Trustee fees	5		3
Accrued other liabilities	84		56
Total Liabilities	8,643		3,195
Net Assets	$1,936,530		$1,388,286
ANALYSIS OF NET ASSETS:
Capital stock	$1,922,763		$1,869,278
Accumulated undistributed net investment income (loss)	(6,836)		(28,812)
Accumulated undistributed net realized gain (loss)	(255,824)		(678,082)
Net unrealized appreciation	276,427		225,902
Net Assets	$1,936,530		$1,388,286
Shares Outstanding ($.0001 par value, unlimited authorization)	173,506		147,850
Net Asset Value, Redemption and Offering Price Per Share	$11.16		$9.39

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $11,082, $4,230, $3,015, $39,661, $23,834, $31,475 and $120,845, respectively.
(2)	Amounts include cost from the Northern Trust Corp. of $131 and $3,766, respectively.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $11,082, $4,230, $3,015, $39,661, $23,834, $31,475 and $120,845, respectively.
(4)	Amounts include value from the Northern Trust Corp. of $157 and $4,664, respectively.
(5)	The restricted cash amounts for each international fund are $1,264, $490, $130 and $0, respectively.
(6)	Costs associated with foreign currencies held at broker are $285, $2,416, $307 and $9,138, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2014

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

$128,638	(1)(2)	$3,786,834	(1)	$937,066	(1)	$686,880	(1)	$3,535,885	(1)(2)
$175,926	(3)(4)	$4,556,621	(3)	$1,315,427	(3)	$990,529	(3)	$5,627,907	(3)(4)
–		–		–		–		4
208	(5)	902	(5)	–		–		–
311	(6)	9,177	(6)	–		–		–
319		24,955		–		–		–
440		17,684		993		936		6,313
133		4,629		–		–		–
–		4,968		13		759		679
22		233		394		691		1,056
372		3,977		540		433		2,903
18		322		88		75		311
13		112		–		–		–
1		2		1		1		5
177,763		4,623,582		1,317,456		993,424		5,639,178

11		480		–		–		–
12		12,328		485		7,074		–
2		88		2		125		–
–		1,098		586		404		2,640

12		218		50		38		107
5		131		37		28		160
7		91		23		7		31
7		27		42		23		30
3		87		25		19		107
2		11		3		7		14
27		62		35		34		104
88		14,621		1,288		7,759		3,193
$177,675		$4,608,961		$1,316,168		$985,665		$5,635,985

$131,844		$4,195,096		$925,243		$682,694		$3,611,949
1,661		48,441		3,812		2,057		2,368
(3,215)		(406,422)		8,467		(2,527)		(71,483)
47,385		771,846		378,646		303,441		2,093,151
$177,675		$4,608,961		$1,316,168		$985,665		$5,635,985
14,966		371,482		75,651		79,636		243,253
$11.87		$12.41		$17.40		$12.38		$23.17

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$53,617	(1)(2)	$39,250	(1)(3)
Interest income	60		77
Total Investment Income	53,677		39,327
EXPENSES:
Investment advisory fees	7,367		4,886
Administration fees	3,158		2,094
Custody fees	1,930		1,292
Accounting fees	231		160
Transfer agent fees	2,105		1,396
Registration fees	25		27
Printing fees	52		46
Professional fees	58		46
Shareholder servicing fees	135		120
Trustee fees	31		21
Interest expense	4		–
Other	108		35
Total Expenses	15,204		10,123
Less expenses reimbursed by investment adviser	(8,882)		(3,149)
Net Expenses	6,322		6,974
Net Investment Income	47,355		32,353
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(99,374)		(2,762)
Futures contracts	3,308		6,612
Foreign currency transactions	(1,474)		(1,283)
Net change in unrealized appreciation (depreciation) on:
Investments	2,304		(32,817)
Futures contracts	1,446		(348)
Foreign currency translations	264		59
Net Gains (Losses)	(93,526)		(30,539)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,171)		$1,814

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $2, $4, $3, $2 and $10, respectively.
(2)	Net of $6,624 in non-reclaimable foreign withholding taxes.
(3)	Net of $2,417 in non-reclaimable foreign withholding taxes.
(4)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of which the amount is less than $1.
(5)	Net of $206 in non-reclaimable foreign withholding taxes.
(6)	Net of $10,020 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2014

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$4,551	(4)(5)	$130,182	(1)(6)	$16,630 (1)	$10,579 (1)	$108,123 (1)
2		–		1	2	8
4,553		130,182		16,631	10,581	108,131

531		8,609		2,309	1,756	5,247
228		5,166		1,731	1,317	7,871
174		3,135		179	187	579
35		364		135	108	545
152		3,444		1,154	878	5,247
23		55		34	32	49
12		48		31	34	81
35		59		35	36	93
42		140		146	96	140
11		33		10	10	62
–		–		–	–	–
11		30		12	15	56
1,254		21,083		5,776	4,469	19,970
(796)		(12,496)		(4,062)	(3,164)	(14,777)
458		8,587		1,714	1,305	5,193
4,095		121,595		14,917	9,276	102,938

1,195		(8,364)		46,383	32,166	48,098
574		6,762		4,244	6,046	25,686
11		(857)		–	–	–
19,716		416,496		157,480	145,279	856,293
44		2,078		(452)	(614)	(659)
22		462		–	–	–
21,562		416,577		207,655	182,877	929,418
$25,657		$538,172		$222,572	$192,153	$1,032,356

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2014	2013	2014	2013
OPERATIONS:
Net investment income	$47,355	$36,929	$32,353	$25,971
Net realized gains (losses)	(97,540)	(20,877)	2,567	(3,729)
Net change in unrealized appreciation (depreciation)	4,014	14,263	(33,106)	177,214
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,171)	30,315	1,814	199,456
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(118,621)	464,532	82,641	459,549
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(118,621)	464,532	82,641	459,549
DISTRIBUTIONS PAID:
From net investment income	(42,947)	(44,000)	(45,432)	(38,098)
From net realized gains	–	–	–	–
Total Distributions Paid	(42,947)	(44,000)	(45,432)	(38,098)
Total Increase (Decrease) in Net Assets	(207,739)	450,847	39,023	620,907
NET ASSETS:
Beginning of year	2,144,269	1,693,422	1,349,263	728,356
End of year	$1,936,530	$2,144,269	$1,388,286	$1,349,263
Accumulated Undistributed Net Investment Income (Loss)	$(6,836)	$(10,030)	$(28,812)	$(15,992)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$4,095	$2,714	$121,595	$55,189	$14,917	$10,907	$9,276	$9,253	$102,938	$81,256
1,780	(778)	(2,459)	(14,628)	50,627	20,720	38,212	17,258	73,784	(35,889)
19,782	12,104	419,036	183,642	157,028	108,004	144,665	77,744	855,634	519,559
25,657	14,040	538,172	224,203	222,572	139,631	192,153	104,255	1,032,356	564,926

20,170	9,173	1,688,484	624,670	161,685	196,911	72,969	160,452	(108,146)	1,058,659
20,170	9,173	1,688,484	624,670	161,685	196,911	72,969	160,452	(108,146)	1,058,659

(2,889)	(2,800)	(83,000)	(53,302)	(12,500)	(9,993)	(7,555)	(9,996)	(101,707)	(80,033)
–	–	–	–	(35,929)	(17,408)	(35,014)	(4,381)	(17,304)	–
(2,889)	(2,800)	(83,000)	(53,302)	(48,429)	(27,401)	(42,569)	(14,377)	(119,011)	(80,033)
42,938	20,413	2,143,656	795,571	335,828	309,141	222,553	250,330	805,199	1,543,552

134,737	114,324	2,465,305	1,669,734	980,340	671,199	763,112	512,782	4,830,786	3,287,234
$177,675	$134,737	$4,608,961	$2,465,305	$1,316,168	$980,340	$985,665	$763,112	$5,635,985	$4,830,786
$1,661	$471	$48,441	$10,562	$3,812	$2,136	$2,057	$574	$2,368	$2,115

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$11.58		$11.65		$13.06		$11.31		$6.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.23		0.22		0.15		0.07
Net realized and unrealized gains (losses)	(0.44)		(0.03)		(1.48)		1.80		4.90
Total from Investment Operations	(0.19)		0.20		(1.26)		1.95		4.97
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.23)		(0.27)		(0.15)		(0.20)		(0.12)
Total Distributions Paid	(0.23)		(0.27)		(0.15)		(0.20)		(0.12)
Net Asset Value, End of Year	$11.16		$11.58		$11.65		$13.06		$11.31
Total Return(2)	(1.66)%		1.67%		(9.34)%		17.24%		77.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,936,530		$2,144,269		$1,693,422		$1,614,849		$1,368,577
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30	%(3)	0.30	%(3)	0.61	%(3)	0.72	%(3)	0.72%
Expenses, before reimbursements and credits	0.72%		0.73%		0.73%		0.72%		0.72%
Net investment income, net of reimbursements and credits	2.25	%(3)	2.08	%(3)	1.90	%(3)	1.38	%(3)	1.07%
Net investment income, before reimbursements and credits	1.83%		1.65%		1.78%		1.38%		1.07%
Portfolio Turnover Rate	32.31%		26.98%		33.19%		40.61%		13.07%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $12,000, $3,000 and $8,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$9.70		$8.38		$8.47		$7.37		$4.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.24		0.18		0.17		0.17
Net realized and unrealized gains (losses)	(0.23)		1.40		(0.08)		1.10		3.23
Total from Investment Operations	(0.01)		1.64		0.10		1.27		3.40
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)		(0.32)		(0.19)		(0.17)		(0.17)
Total Distributions Paid	(0.30)		(0.32)		(0.19)		(0.17)		(0.17)
Net Asset Value, End of Year	$9.39		$9.70		$8.38		$8.47		$7.37
Total Return(2)	0.03%		20.11%		1.42%		17.52%		82.69%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,388,286		$1,349,263		$728,356		$651,181		$496,724
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.50	%(3)	0.50	%(3)	0.61	%(3)	0.65	%(3)	0.65%
Expenses, before reimbursements and credits	0.73%		0.73%		0.74%		0.74%		0.75%
Net investment income, net of reimbursements and credits	2.32	%(3)	2.52	%(3)	2.27	%(3)	2.01	%(3)	2.64%
Net investment income, before reimbursements and credits	2.09%		2.29%		2.14%		1.92%		2.54%
Portfolio Turnover Rate	9.14%		7.75%		5.02%		4.56%		21.50%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $33,000, $3,000 and $13,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.20		$9.26		$9.37		$8.53		$5.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.24		0.17		0.14		0.12
Net realized and unrealized gains (losses)	1.59		0.94		(0.12)		0.83		2.91
Total from Investment Operations	1.88		1.18		0.05		0.97		3.03
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.21)		(0.24)		(0.16)		(0.13)		(0.12)
Total Distributions Paid	(0.21)		(0.24)		(0.16)		(0.13)		(0.12)
Net Asset Value, End of Year	$11.87		$10.20		$9.26		$9.37		$8.53
Total Return(2)	18.38%		13.13%		0.81%		11.49%		53.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$177,675		$134,737		$114,324		$99,201		$72,981
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.30	%(3)	0.30	%(3)	0.56	%(3)	0.65	%(3)	0.65%
Expenses, before reimbursements and credits	0.83%		0.87%		0.89%		0.91%		1.01%
Net investment income, net of reimbursements and credits	2.70	%(3)	2.43	%(3)	2.08	%(3)	1.72	%(3)	1.80%
Net investment income, before reimbursements and credits	2.17%		1.86%		1.75%		1.46%		1.44%
Portfolio Turnover Rate	12.32%		19.17%		12.61%		28.77%		7.36%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $1,000 and $4,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.78		$9.96		$10.88		$10.09		$6.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.25		0.28		0.23		0.19
Net realized and unrealized gains (losses)	1.54		0.83		(0.94)		0.77		3.39
Total from Investment Operations	1.87		1.08		(0.66)		1.00		3.58
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.24)		(0.26)		(0.26)		(0.21)		(0.19)
Total Distributions Paid	(0.24)		(0.26)		(0.26)		(0.21)		(0.19)
Net Asset Value, End of Year	$12.41		$10.78		$9.96		$10.88		$10.09
Total Return(2)	17.32%		11.04%		(5.67)%		9.96%		53.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,608,961		$2,465,305		$1,669,734		$1,693,014		$1,538,065
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.25	%(3)	0.40	%(3)	0.45	%(3)	0.45%
Expenses, before reimbursements and credits	0.61%		0.62%		0.62%		0.62%		0.61%
Net investment income, net of reimbursements and credits	3.53	%(3)	2.97	%(3)	2.93	%(3)	2.32	%(3)	2.37%
Net investment income, before reimbursements and credits	3.17%		2.60%		2.71%		2.15%		2.21%
Portfolio Turnover Rate	40.72%		25.01%		30.63%		8.41%		13.38%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $30,000, $14,000, $5,000 and $34,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$14.96		$13.18		$13.07		$10.42		$6.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.18		0.12		0.10		0.12
Net realized and unrealized gains	2.91		2.07		0.09		2.65		3.98
Total from Investment Operations	3.11		2.25		0.21		2.75		4.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)		(0.17)		(0.10)		(0.10)		(0.12)
From net realized gains	(0.50)		(0.30)		–		–		–
Total Distributions Paid	(0.67)		(0.47)		(0.10)		(0.10)		(0.12)
Net Asset Value, End of Year	$17.40		$14.96		$13.18		$13.07		$10.42
Total Return(1)	21.11%		17.56%		1.75%		26.46%		63.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,316,168		$980,340		$671,199		$519,014		$325,342
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(2)	0.15	%(2)	0.25	%(2)	0.29	%(2)	0.30%
Expenses, before reimbursements and credits	0.50%		0.51%		0.52%		0.53%		0.52%
Net investment income, net of reimbursements and credits	1.29	%(2)	1.47	%(2)	1.07	%(2)	1.02	%(2)	1.29%
Net investment income, before reimbursements and credits	0.94%		1.11%		0.80%		0.78%		1.07%
Portfolio Turnover Rate	12.72%		9.57%		12.07%		13.01%		29.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $20,000, $29,000 and $15,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012, respectively, and approximately $21,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.41		$9.16		$9.28		$7.46		$4.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.13		0.08		0.06		0.06
Net realized and unrealized gains (losses)	2.43		1.33		(0.14)		1.82		2.83
Total from Investment Operations	2.55		1.46		(0.06)		1.88		2.89
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.15)		(0.06)		(0.06)		(0.06)
From net realized gains	(0.48)		(0.06)		–		–		–
Total Distributions Paid	(0.58)		(0.21)		(0.06)		(0.06)		(0.06)
Net Asset Value, End of Year	$12.38		$10.41		$9.16		$9.28		$7.46
Total Return(1)	24.77%		16.24%		(0.53)%		25.29%		62.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$985,665		$763,112		$512,782		$442,254		$273,798
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(2)	0.15	%(2)	0.29	%(2)	0.34	%(2)	0.35%
Expenses, before reimbursements and credits	0.51%		0.52%		0.53%		0.55%		0.54%
Net investment income, net of reimbursements and credits	1.06	%(2)	1.60	%(2)	1.02	%(2)	0.85	%(2)	0.94%
Net investment income, before reimbursements and credits	0.70%		1.23%		0.78%		0.64%		0.75%
Portfolio Turnover Rate	15.62%		13.04%		16.51%		13.55%		21.34%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $24,000 and $10,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012, respectively and approximately $26,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$19.47		$17.46		$16.41		$14.47		$9.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.43		0.37		0.28		0.26		0.23
Net realized and unrealized gains	3.76		2.01		1.05		1.94		4.62
Total from Investment Operations	4.19		2.38		1.33		2.20		4.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)		(0.37)		(0.28)		(0.26)		(0.23)
From net realized gains	(0.07)		–		–		–		–
Total Distributions Paid	(0.49)		(0.37)		(0.28)		(0.26)		(0.23)
Net Asset Value, End of Year	$23.17		$19.47		$17.46		$16.41		$14.47
Total Return(1)	21.73%		13.83%		8.31%		15.40%		49.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,635,985		$4,830,786		$3,287,234		$2,233,947		$1,526,494
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.10	%(2)	0.10	%(2)	0.20	%(2)	0.24	%(2)	0.25%
Expenses, before reimbursements and credits	0.38%		0.38%		0.39%		0.39%		0.39%
Net investment income, net of reimbursements and credits	1.96	%(2)	2.17	%(2)	1.88	%(2)	1.85	%(2)	1.84%
Net investment income, before reimbursements and credits	1.68%		1.89%		1.69%		1.70%		1.70%
Portfolio Turnover Rate	8.16%		7.38%		2.73%		4.35%		11.85%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $71,000, $121,000 and $50,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013 and 2012, respectively, and approximately $113,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1%

Brazil – 6.3%

ALL – America Latina Logistica S.A.	217,328	$720

AMBEV S.A.	2,358,660	17,547

Anhanguera Educacional Participacoes S.A.	202,815	1,259

Banco Bradesco S.A.	318,678	4,685

Banco Bradesco S.A. ADR	72,572	992

Banco do Brasil S.A.	425,444	4,255

Banco Santander Brasil S.A.	240,136	1,326

Banco Santander Brasil S.A. ADR	232,810	1,297

BB Seguridade Participacoes S.A.	298,801	3,280

BM&FBovespa S.A.	938,861	4,659

BR Malls Participacoes S.A.	202,115	1,736

BR Properties S.A.	100,500	824

BRF S.A.	328,020	6,568

CCR S.A.	438,800	3,344

Centrais Eletricas Brasileiras S.A. *	152,751	442

CETIP S.A. – Mercados Organizados	99,856	1,204

Cia de Saneamento Basico do Estado de Sao Paulo *	168,371	1,562

Cia de Saneamento de Minas Gerais-COPASA *	32,700	529

Cia Hering	66,961	812

Cia Siderurgica Nacional S.A.	357,490	1,555

Cielo S.A.	175,911	5,577

Cosan S.A. Industria e Comercio	61,747	956

CPFL Energia S.A.	116,220	952

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	141,372	857

Duratex S.A. *	132,496	677

EcoRodovias Infraestrutura e Logistica S.A.	92,470	552

EDP – Energias do Brasil S.A.	128,705	578

Embraer S.A.	292,162	2,591

Estacio Participacoes S.A.	135,384	1,366

Fibria Celulose S.A. *	129,117	1,430

Hypermarcas S.A.	175,858	1,274

JBS S.A.	383,836	1,309

Kroton Educacional S.A.	91,200	1,980

Localiza Rent a Car S.A.	67,419	979

Lojas Americanas S.A.	72,000	450

Lojas Renner S.A.	61,639	1,745

M Dias Branco S.A. *	16,500	661

MRV Engenharia e Participacoes S.A.	147,393	521

Multiplan Empreendimentos Imobiliarios S.A.	42,820	913

Natura Cosmeticos S.A.	88,514	1,482

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Brazil – 6.3% – continued

Odontoprev S.A.	141,550	$568

Oi S.A. ADR	37,810	50

Petroleo Brasileiro S.A. *	1,403,078	9,245

Petroleo Brasileiro S.A. ADR *	43,200	568

Petroleo Brasileiro S.A. ADR (New York Exchange) *	62,873	872

Porto Seguro S.A.	55,508	770

Qualicorp S.A. *	98,600	992

Raia Drogasil S.A. *	104,507	901

Souza Cruz S.A.	189,040	1,712

Sul America S.A.	61,099	405

Tim Participacoes S.A.	435,536	2,259

Totvs S.A.	61,255	950

Tractebel Energia S.A.	84,338	1,320

Transmissora Alianca de Energia Eletrica S.A.	53,200	451

Ultrapar Participacoes S.A.	164,624	3,958

Vale S.A.	604,862	8,387

Vale S.A. ADR	45,808	634

WEG S.A.	112,900	1,575
		121,063

Chile – 1.5%

AES Gener S.A.	1,159,154	643

Aguas Andinas S.A., Class A	1,171,624	734

Banco de Chile	12,151,050	1,533

Banco de Credito e Inversiones	16,364	955

Banco Santander Chile	32,018,558	1,880

Banco Santander Chile ADR	1,400	33

CAP S.A.	40,409	655

Cencosud S.A.	555,553	1,843

Cia Cervecerias Unidas S.A.	74,622	837

Colbun S.A.	3,985,878	984

Corpbanca S.A.	68,096,665	813

E.CL S.A.	291,890	394

Empresa Nacional de Electricidad S.A. ADR	3,800	164

Empresa Nacional de Electricidad S.A.	1,510,195	2,187

Empresas CMPC S.A.	616,447	1,417

Empresas COPEC S.A.	227,802	2,987

Enersis S.A.	9,561,548	2,987

Enersis S.A. ADR	3,072	48

ENTEL Chile S.A.	57,513	704

Latam Airlines Group S.A.	128,553	1,950

Latam Airlines Group S.A. BDR	34,762	492

S.A.C.I. Falabella	360,313	3,185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Chile – 1.5% – continued

Sociedad Quimica y Minera de

Chile S.A. ADR	3,193	$101

Vina Concha y Toro S.A.	237,837	490
		28,016

China – 14.4%

AAC Technologies Holdings, Inc.	366,500	1,911

Agile Property Holdings Ltd.	772,000	635

Agricultural Bank of China Ltd., Class H	10,892,367	4,750

Air China Ltd., Class H	1,016,705	601

Aluminum Corp. of China Ltd., Class H *	1,889,435	651

Anhui Conch Cement Co. Ltd., Class H	636,075	2,730

Anta Sports Products Ltd.	426,432	712

AviChina Industry & Technology Co. Ltd., Class H	894,313	498

Bank of China Ltd., Class H	37,813,652	16,783

Bank of Communications Co. Ltd., Class H	4,379,117	2,868

BBMG Corp., Class H	644,841	503

Beijing Capital International Airport Co. Ltd., Class H	810,000	556

Biostime International Holdings Ltd.	85,000	584

Byd Co. Ltd., Class H *	260,199	1,610

China BlueChemical Ltd., Class H	826,851	428

China Cinda Asset Management Co. Ltd., Class H *	1,840,000	1,048

China CITIC Bank Corp. Ltd., Class H	4,135,286	2,390

China Coal Energy Co. Ltd., Class H	2,021,232	1,139

China Communications Construction Co. Ltd., Class H	2,127,287	1,492

China Communications Services Corp. Ltd., Class H	1,153,035	535

China Construction Bank Corp., Class H	36,212,410	25,371

China COSCO Holdings Co. Ltd., Class H *	1,419,221	588

China Everbright International Ltd.	1,349,000	1,864

China International Marine Containers Group Co. Ltd., Class H	277,100	643

China Life Insurance Co. Ltd., Class H	3,737,544	10,588

China Longyuan Power Group Corp., Class H	1,293,473	1,303

China Mengniu Dairy Co. Ltd.	693,935	3,488

China Merchants Bank Co. Ltd., Class H	2,308,933	4,188

China Minsheng Banking Corp. Ltd., Class H	2,577,427	2,587

China National Building Material Co. Ltd., Class H	1,408,000	1,413

China Oilfield Services Ltd., Class H	930,757	2,197

China Overseas Grand Oceans Group Ltd.	384,000	253

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 14.4% – continued

China Pacific Insurance Group Co. Ltd., Class H	1,336,937	$4,779

China Petroleum & Chemical Corp., Class H	12,806,628	11,440

China Railway Construction Corp. Ltd., Class H	1,084,500	921

China Railway Group Ltd., Class H	1,973,827	919

China Shenhua Energy Co. Ltd., Class H	1,688,136	4,881

China Shipping Container Lines Co. Ltd., Class H *	2,097,695	479

China Telecom Corp. Ltd., Class H	7,012,339	3,248

China Vanke Co. Ltd., Class B	672,172	1,118

Chongqing Changan Automobile Co. Ltd., Class B	398,700	663

Chongqing Rural Commercial Bank, Class H	1,353,434	595

CITIC Securities Co. Ltd., Class H	547,500	1,143

CNOOC Ltd.	8,968,433	13,557

Country Garden Holdings Co. Ltd.	2,382,472	995

CSR Corp. Ltd., Class H	922,669	778

Datang International Power Generation Co. Ltd., Class H	1,635,875	597

Dongfeng Motor Group Co. Ltd., Class H	1,347,169	1,909

ENN Energy Holdings Ltd.	377,279	2,638

Evergrande Real Estate Group Ltd.	3,171,400	1,500

Fosun International Ltd.	821,160	1,032

Golden Eagle Retail Group Ltd.	314,675	437

GOME Electrical Appliances Holding Ltd.	4,707,874	799

Great Wall Motor Co. Ltd., Class H	530,432	2,673

Greentown China Holdings Ltd.	372,325	402

Guangzhou Automobile Group Co. Ltd., Class H	1,131,760	1,193

Guangzhou R&F Properties Co. Ltd., Class H	509,214	737

Haitian International Holdings Ltd.	175,000	351

Haitong Securities Co. Ltd., Class H	648,000	859

Hengan International Group Co. Ltd.	373,898	3,876

Huaneng Power International, Inc., Class H	1,470,501	1,412

Industrial & Commercial Bank of China Ltd., Class H	37,039,515	22,795

Inner Mongolia Yitai Coal Co. Ltd., Class B	542,316	654

Intime Retail Group Co. Ltd.	552,135	596

Jiangsu Expressway Co. Ltd., Class H	622,000	709

Jiangxi Copper Co. Ltd., Class H	719,000	1,209

Lenovo Group Ltd.	3,170,000	3,503

Longfor Properties Co. Ltd.	679,231	940

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 14.4% – continued

New China Life Insurance Co. Ltd., Class H *	372,971	$1,129

People’s Insurance Co. Group of China Ltd., Class H	2,141,535	884

PetroChina Co. Ltd., Class H	10,591,438	11,460

PICC Property & Casualty Co. Ltd., Class H	1,566,923	2,145

Ping An Insurance Group Co. of China Ltd., Class H	943,953	7,833

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	864,116	988

Shanghai Electric Group Co. Ltd., Class H	1,572,000	558

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	323,600	739

Shenzhou International Group Holdings Ltd.	271,000	863

Shui On Land Ltd.	2,040,858	568

Sihuan Pharmaceutical Holdings Group Ltd.	1,073,063	1,303

Sino Biopharmaceutical Ltd.	1,544,000	1,321

Sino-Ocean Land Holdings Ltd.	1,645,423	901

Sinopec Engineering Group Co. Ltd., Class H	515,000	560

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,920,005	496

Sinopharm Group Co. Ltd., Class H	517,114	1,427

SOHO China Ltd.	899,778	740

Sun Art Retail Group Ltd.	1,186,500	1,492

Tencent Holdings Ltd.	513,514	35,754

Tingyi Cayman Islands Holding Corp.	978,435	2,812

Tsingtao Brewery Co. Ltd., Class H	187,767	1,378

Uni-President China Holdings Ltd.	597,000	502

Want Want China Holdings Ltd.	3,007,870	4,493

Weichai Power Co. Ltd., Class H	257,953	985

Wumart Stores, Inc., Class H	300,470	295

Yantai Changyu Pioneer Wine Co. Ltd., Class B	131,713	321

Yanzhou Coal Mining Co. Ltd., Class H	927,138	698

Zhejiang Expressway Co. Ltd., Class H	805,294	734

Zhongsheng Group Holdings Ltd.	305,000	420

Zhuzhou CSR Times Electric Co. Ltd., Class H	277,974	938

Zijin Mining Group Co. Ltd., Class H	3,274,162	697

Zoomlion Heavy Industry Science and

Technology Co. Ltd., Class H	739,947	515

ZTE Corp., Class H *	284,098	552
		279,745

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Colombia – 0.8%

Almacenes Exito S.A.	97,565	$1,468

Bancolombia S.A.	102,641	1,402

Bancolombia S.A. ADR	8,252	466

Bolsa de Valores de Colombia	393,656	645

Cementos Argos S.A.	197,768	1,011

Corp. Financiera Colombiana S.A.	42,109	799

Ecopetrol S.A.	2,376,283	4,856

Ecopetrol S.A. ADR	5,700	233

Grupo Argos S.A.	148,275	1,555

Grupo de Inversiones Suramericana S.A.	117,336	2,172

Interconexion Electrica S.A. ESP	191,319	853
		15,460

Czech Republic – 0.3%

CEZ A.S.	82,347	2,358

Komercni Banka A.S.	7,593	1,814

Telefonica Czech Republic A.S.	56,313	845
		5,017

Egypt – 0.2%

Commercial International Bank

Egypt S.A.E.	425,446	2,172

Global Telecom Holding *	1,298,458	826

Talaat Moustafa Group *	582,316	639

Telecom Egypt Co.	182,055	441
		4,078

Greece – 0.5%

Alpha Bank A.E. *	757,385	748

Folli Follie S.A. *	14,512	536

Hellenic Petroleum S.A.	43,617	437

Hellenic Telecommunications Organization S.A. *	121,259	2,004

JUMBO S.A. *	49,476	887

National Bank of Greece S.A. *	163,370	886

OPAP S.A.	110,862	1,787

Piraeus Bank S.A. *	517,441	1,425

Public Power Corp. S.A.	56,712	938

Titan Cement Co. S.A. *	25,072	877
		10,525

Hong Kong – 4.1%

Beijing Enterprises Holdings Ltd.	264,271	2,368

Beijing Enterprises Water Group Ltd.	1,650,000	1,155

Belle International Holdings Ltd.	2,376,000	2,371

Brilliance China Automotive Holdings Ltd.	1,489,944	2,278

China Agri-Industries Holdings Ltd.	1,162,492	455

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Hong Kong – 4.1% – continued

China Everbright Ltd.	479,110	$612

China Gas Holdings Ltd.	1,007,495	1,574

China Merchants Holdings International Co. Ltd.	559,871	1,925

China Mobile Ltd.	3,025,212	27,488

China Overseas Land & Investment Ltd.	2,034,475	5,278

China Resources Cement Holdings Ltd.	938,343	742

China Resources Enterprise Ltd.	593,628	1,683

China Resources Gas Group Ltd.	465,958	1,485

China Resources Land Ltd.	1,017,756	2,235

China Resources Power Holdings Co. Ltd.	946,900	2,467

China State Construction International Holdings Ltd.	854,534	1,458

China Taiping Insurance Holdings Co. Ltd. *	419,260	751

China Unicom Hong Kong Ltd.	2,380,494	3,129

CITIC Pacific Ltd.	741,095	1,315

COSCO Pacific Ltd.	864,445	1,109

CSPC Pharmaceutical Group Ltd.	670,000	594

Far East Horizon Ltd.	711,000	524

Franshion Properties China Ltd.	1,759,791	589

GCL-Poly Energy Holdings Ltd. *	4,843,675	1,749

Geely Automobile Holdings Ltd.	2,653,423	1,043

Guangdong Investment Ltd.	1,298,514	1,244

Haier Electronics Group Co. Ltd.	474,000	1,285

Hanergy Solar Group Ltd. *	5,554,000	874

Kingboard Chemical Holdings Ltd.	329,008	644

Kunlun Energy Co. Ltd.	1,605,230	2,688

Lee & Man Paper Manufacturing Ltd.	922,248	575

New World China Land Ltd.	1,038,000	876

Nine Dragons Paper Holdings Ltd.	767,923	599

Poly Property Group Co. Ltd.	1,109,737	491

Shanghai Industrial Holdings Ltd.	222,043	742

Shimao Property Holdings Ltd.	673,903	1,484

Shougang Fushan Resources Group Ltd.	1,765,933	538

Yingde Gases Group Co. Ltd.	610,700	586

Yuexiu Property Co. Ltd.	2,861,393	592
		79,595

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	21,804	1,227

OTP Bank PLC	104,071	1,996

Richter Gedeon Nyrt	72,495	1,265
		4,488

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

India – 6.6%

ACC Ltd.	12,293	$289

Adani Enterprises Ltd.	58,749	363

Adani Ports and Special Economic Zone Ltd.	222,528	700

Aditya Birla Nuvo Ltd.	17,736	324

Ambuja Cements Ltd.	343,299	1,167

Apollo Hospitals Enterprise Ltd.	36,099	555

Asian Paints Ltd.	150,134	1,380

Bajaj Auto Ltd.	43,268	1,511

Bank of Baroda	23,389	283

Bharat Heavy Electricals Ltd.	290,922	953

Bharat Petroleum Corp. Ltd.	82,305	635

Bharti Airtel Ltd.	290,965	1,548

Cairn India Ltd.	247,964	1,382

Cipla Ltd.	178,748	1,147

Coal India Ltd.	263,938	1,279

Dabur India Ltd.	106,017	319

Divi’s Laboratories Ltd.	21,886	501

DLF Ltd.	198,766	590

Dr. Reddy’s Laboratories Ltd.	35,419	1,522

Dr. Reddy’s Laboratories Ltd. ADR	15,005	659

GAIL India Ltd.	162,305	1,023

GlaxoSmithKline Consumer Healthcare Ltd.	5,737	413

Godrej Consumer Products Ltd.	57,371	826

HCL Technologies Ltd.	121,736	2,840

HDFC Bank Ltd.	494,846	6,226

HDFC Bank Ltd. ADR	31,500	1,292

Hero MotoCorp Ltd.	41,517	1,583

Hindalco Industries Ltd.	575,030	1,371

Hindustan Unilever Ltd.	321,456	3,258

Housing Development Finance Corp.	744,695	11,014

ICICI Bank Ltd.	48,818	1,024

ICICI Bank Ltd. ADR	29,471	1,291

Idea Cellular Ltd.	351,374	809

Infosys Ltd.	187,534	10,318

Infosys Ltd. ADR	43,137	2,337

ITC Ltd.	1,110,074	6,557

Jaiprakash Associates Ltd.	552,523	496

Jindal Steel & Power Ltd.	186,208	914

JSW Steel Ltd.	40,397	700

Kotak Mahindra Bank Ltd.	156,948	2,051

Larsen & Toubro Ltd.	151,440	3,221

Larsen & Toubro Ltd. GDR (Registered)	7,050	150

LIC Housing Finance Ltd.	131,842	521

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

India – 6.6% – continued

Mahindra & Mahindra Financial Services Ltd.	121,618	$515

Mahindra & Mahindra Ltd.	153,956	2,535

Nestle India Ltd.	9,563	806

NTPC Ltd.	510,306	1,024

Oil & Natural Gas Corp. Ltd.	385,246	2,054

Oil India Ltd.	67,947	552

Piramal Enterprises Ltd.	37,487	344

Power Finance Corp. Ltd.	147,237	476

Power Grid Corp. of India Ltd.	627,258	1,103

Ranbaxy Laboratories Ltd. *	70,238	429

Reliance Capital Ltd.	52,679	306

Reliance Communications Ltd.	261,637	566

Reliance Industries Ltd.	508,240	7,932

Reliance Industries Ltd. GDR (1)(2)	70,126	2,176

Reliance Infrastructure Ltd.	55,302	403

Reliance Power Ltd. *	303,108	359

Rural Electrification Corp. Ltd.	140,938	543

Sesa Sterlite Ltd.	510,052	1,617

Shriram Transport Finance Co. Ltd.	66,107	852

Siemens Ltd.	39,800	516

State Bank of India	72,674	2,331

Sun Pharmaceutical Industries Ltd.	309,756	2,979

Tata Consultancy Services Ltd.	235,303	8,402

Tata Motors Ltd.	351,604	2,355

Tata Motors Ltd. ADR	6,700	237

Tata Power Co. Ltd.	459,051	656

Tata Steel Ltd.	154,354	1,024

Tech Mahindra Ltd.	28,763	866

Ultratech Cement Ltd.	17,425	640

United Breweries Ltd.	30,869	426

United Spirits Ltd.	42,320	1,877

Wipro Ltd.	281,045	2,557

Wipro Ltd. ADR	25,040	336

Yes Bank Ltd.	97,814	681
		127,817

Indonesia – 2.6%

Adaro Energy Tbk PT	7,010,520	610

Astra Agro Lestari Tbk PT	217,222	499

Astra International Tbk PT	10,136,560	6,637

Bank Central Asia Tbk PT	6,169,492	5,795

Bank Danamon Indonesia Tbk PT	1,631,443	629

Bank Mandiri Persero Tbk PT	4,723,755	3,975

Bank Negara Indonesia Persero Tbk PT	3,834,309	1,688

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Indonesia – 2.6% – continued

Bank Rakyat Indonesia Persero Tbk PT	5,623,958	$4,787

Bumi Serpong Damai PT	3,245,200	472

Charoen Pokphand Indonesia Tbk PT	3,610,735	1,274

Global Mediacom Tbk PT	3,327,200	693

Gudang Garam Tbk PT	241,915	1,061

Indo Tambangraya Megah Tbk PT	186,678	403

Indocement Tunggal Prakarsa Tbk PT	769,303	1,600

Indofood CBP Sukses Makmur Tbk PT	551,700	492

Indofood Sukses Makmur Tbk PT	2,296,571	1,485

Jasa Marga Persero Tbk PT	1,135,000	605

Kalbe Farma Tbk PT	11,694,780	1,517

Lippo Karawaci Tbk PT	9,764,000	934

Matahari Department Store Tbk PT *	730,473	896

Media Nusantara Citra Tbk PT	2,335,500	545

Perusahaan Gas Negara Persero Tbk PT	5,547,812	2,520

Semen Indonesia Persero Tbk PT	1,480,955	2,079

Surya Citra Media Tbk PT	2,071,400	585

Tambang Batubara Bukit Asam Persero Tbk PT	443,000	366

Telekomunikasi Indonesia Persero Tbk PT	22,932,865	4,491

Tower Bersama Infrastructure Tbk PT *	765,900	405

Unilever Indonesia Tbk PT	758,028	1,967

United Tractors Tbk PT	822,371	1,512

XL Axiata Tbk PT	1,186,760	461
		50,983

Malaysia – 3.8%

AirAsia Bhd.	698,300	545

Alliance Financial Group Bhd.	538,600	729

AMMB Holdings Bhd.	829,537	1,824

Astro Malaysia Holdings Bhd.	772,600	758

Axiata Group Bhd.	1,268,125	2,591

Berjaya Sports Toto Bhd.	363,356	442

British American Tobacco Malaysia Bhd.	66,100	1,197

Bumi Armada Bhd.	486,700	583

CIMB Group Holdings Bhd.	2,456,094	5,377

Dialog Group Bhd.	928,400	1,020

DiGi.Com Bhd.	1,750,700	2,890

Felda Global Ventures Holdings Bhd.	660,400	940

Gamuda Bhd.	884,000	1,278

Genting Bhd.	1,021,900	3,129

Genting Malaysia Bhd.	1,523,300	1,960

Genting Plantations Bhd.	129,900	429

Hong Leong Bank Bhd.	289,140	1,252

Hong Leong Financial Group Bhd.	120,100	577

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Malaysia – 3.8% – continued

IHH Healthcare Bhd. *	1,263,800	$1,489

IJM Corp. Bhd.	565,220	1,064

IOI Corp. Bhd.	1,440,340	2,118

IOI Properties Group Bhd. *	518,113	423

Kuala Lumpur Kepong Bhd.	239,650	1,777

Lafarge Malaysia Bhd.	178,600	494

Malayan Banking Bhd.	2,222,576	6,588

Malaysia Airports Holdings Bhd.	278,744	683

Maxis Bhd.	1,109,651	2,365

MISC Bhd. *	542,760	1,147

MMC Corp. Bhd.	431,875	373

Parkson Holdings Bhd.	344,943	317

Petronas Chemicals Group Bhd.	1,394,300	2,954

Petronas Dagangan Bhd.	126,600	1,189

Petronas Gas Bhd.	286,800	2,090

PPB Group Bhd.	242,600	1,236

Public Bank Bhd.	9,913	58

Public Bank Bhd. (Registered)	522,500	3,074

RHB Capital Bhd.	307,220	792

Sapurakencana Petroleum Bhd. *	1,805,900	2,489

Sime Darby Bhd.	1,360,864	3,880

Telekom Malaysia Bhd.	540,100	974

Tenaga Nasional Bhd.	1,434,150	5,250

UEM Sunrise Bhd.	843,917	568

UMW Holdings Bhd.	271,500	913

YTL Corp. Bhd.	2,495,080	1,170

YTL Power International Bhd. *	1,104,913	532
		73,528

Mexico – 5.1%

Alfa S.A.B. de C.V., Series A	1,434,480	3,626

America Movil S.A.B. de C.V., Series L	17,611,282	17,563

Arca Continental S.A.B. de C.V.	164,784	983

Cemex Latam Holdings S.A. *	81,222	676

Cemex S.A.B. de C.V., Series CPO *	5,671,180	7,189

Coca-Cola Femsa S.A.B. de C.V., Series L	214,122	2,252

Compartamos S.A.B. de C.V.	553,272	1,012

Controladora Comercial Mexicana S.A.B. de C.V., Series UBC	202,600	840

El Puerto de Liverpool S.A.B. de C.V., Series C1	97,000	1,065

Fibra Uno Administracion S.A. de C.V.	689,500	2,231

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	972,677	9,072

Genomma Lab Internacional S.A.B. de C.V., Series B *	402,700	1,036

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Mexico – 5.1% – continued

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Series B	150,952	$884

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	106,600	1,309

Grupo Bimbo S.A.B. de C.V., Series A	839,528	2,264

Grupo Carso S.A.B. de C.V., Series A1	279,706	1,468

Grupo Comercial Chedraui S.A. de C.V.	182,800	538

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,246,418	8,429

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,176,643	3,040

Grupo Financiero Santander Mexico S.A.B. de C.V., Series B	922,000	2,260

Grupo Mexico S.A.B. de C.V., Series B	1,894,436	5,978

Grupo Televisa S.A.B., Series CPO	1,295,014	8,640

Industrias C.H. S.A.B. de C.V., Series B*	76,837	426

Industrias Penoles S.A.B. de C.V.	68,687	1,789

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	782,627	2,089

Mexichem S.A.B. de C.V.	513,434	1,809

Minera Frisco S.A.B. de C.V., Series A1 *	313,206	610

OHL Mexico S.A.B. de C.V. *	348,700	904

Promotora y Operadora de Infraestructura S.A.B. de C.V. *	131,300	1,764

Wal-Mart de Mexico S.A.B. de C.V., Series V	2,637,837	6,284
		98,030

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR	97,106	1,221

Credicorp Ltd.	34,152	4,710

Southern Copper Corp.	83,727	2,437
		8,368

Philippines – 0.9%

Aboitiz Equity Ventures, Inc.	970,599	1,215

Aboitiz Power Corp.	934,644	775

Alliance Global Group, Inc.	997,824	634

Ayala Corp.	91,217	1,178

Ayala Land, Inc.	2,923,080	1,949

Bank of the Philippine Islands	431,833	828

BDO Unibank, Inc.	735,756	1,397

DMCI Holdings, Inc.	398,060	622

Energy Development Corp.	3,558,950	450

Globe Telecom, Inc.	16,490	612

International Container Terminal Services, Inc.	258,680	623

JG Summit Holdings, Inc.	1,036,800	1,145

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Philippines – 0.9% – continued

Jollibee Foods Corp.	211,083	$806

Metro Pacific Investments Corp.	5,488,000	580

Metropolitan Bank & Trust Co.	153,259	265

Philippine Long Distance Telephone Co.	21,985	1,339

SM Investments Corp.	72,895	1,148

SM Prime Holdings, Inc.	2,978,413	971

Universal Robina Corp.	445,670	1,412
		17,949

Poland – 1.7%

Alior Bank S.A. *	21,413	619

Bank Handlowy w Warszawie S.A.	18,400	691

Bank Millennium S.A. *	207,307	613

Bank Pekao S.A.	66,468	4,302

Bank Zachodni WBK S.A.	14,079	1,923

Cyfrowy Polsat S.A. *	82,277	582

Enea S.A.	69,464	366

Eurocash S.A.	38,785	512

Grupa Azoty S.A.	22,371	447

Grupa Lotos S.A. *	34,811	436

Jastrzebska Spolka Weglowa S.A.	22,620	343

Kernel Holding S.A. *	28,156	271

KGHM Polska Miedz S.A.	67,121	2,424

mBank	7,667	1,366

Orange Polska S.A.	330,800	1,132

PGE S.A.	371,101	2,314

Polski Koncern Naftowy Orlen S.A.	163,062	2,329

Polskie Gornictwo Naftowe i Gazownictwo S.A.	917,522	1,347

Powszechna Kasa Oszczednosci Bank Polski S.A.	439,715	6,155

Powszechny Zaklad Ubezpieczen S.A.	28,424	4,038

Synthos S.A.	287,733	463

Tauron Polska Energia S.A.	529,894	920
		33,593

Russia – 5.0%

Federal Grid Co. Unified Energy System JSC *	182,254,477	400

Gazprom OAO	1,336,583	5,159

Gazprom OAO ADR	2,302,000	17,777

Lukoil OAO	71,708	4,005

Lukoil OAO ADR (London Exchange)	172,385	9,595

Lukoil OAO ADR (OTC Exchange)	11,873	664

Magnit OJSC	3,011	695

Magnit OJSC GDR (Registered)	127,606	7,005

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Russia – 5.0% – continued

MegaFon OAO GDR (Registered)	44,587	$1,255

MMC Norilsk Nickel OJSC	14,329	2,395

MMC Norilsk Nickel OJSC ADR (London Exchange)	56,727	945

MMC Norilsk Nickel OJSC ADR (OTC Exchange)	80,388	1,347

Mobile Telesystems OJSC ADR	261,350	4,571

Moscow Exchange MICEX-RTS OAO	451,000	744

NOVATEK OAO GDR (Registered)	45,495	5,022

Rosneft OAO	195,465	1,306

Rosneft OAO GDR (Registered)	395,121	2,636

Rostelecom OJSC	397,344	942

RusHydro JSC	29,671,245	473

RusHydro JSC ADR	266,069	405

Sberbank of Russia	5,853,240	13,967

Sberbank of Russia (OTC Exchange)	56,000	134

Severstal OAO	22,803	173

Severstal OAO GDR (Registered)	82,609	627

Sistema JSFC GDR (Registered)	58,460	1,319

Surgutneftegas OAO	1,409,823	1,039

Surgutneftegas OAO ADR (London Exchange)	93,244	688

Surgutneftegas OAO ADR (OTC Exchange)	120,622	878

Tatneft OAO	334,214	1,906

Tatneft OAO ADR (Frankfurt Exchange)	1,663	55

Tatneft OAO ADR (London Exchange)	62,512	2,145

Uralkali OJSC	509,249	2,436

Uralkali OJSC GDR (Registered)	31,490	750

VTB Bank OJSC	1,977,000,422	2,232

VTB Bank OJSC GDR (1)(2)	11,036	25

VTB Bank OJSC GDR (Registered)	299,452	660
		96,375

South Africa – 7.6%

African Bank Investments Ltd.	651,206	665

African Rainbow Minerals Ltd.	56,523	1,120

Anglo American Platinum Ltd. *	32,578	1,461

AngloGold Ashanti Ltd.	201,420	3,470

Aspen Pharmacare Holdings Ltd.	173,177	4,627

Assore Ltd.	17,197	664

Barclays Africa Group Ltd.	172,455	2,435

Barloworld Ltd.	112,372	1,177

Bidvest Group Ltd.	147,308	3,896

Discovery Ltd.	151,816	1,217

Exxaro Resources Ltd.	72,768	966

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Africa – 7.6% – continued

FirstRand Ltd.	1,573,109	$5,395

Foschini Group (The) Ltd.	94,346	960

Gold Fields Ltd.	390,550	1,472

Growthpoint Properties Ltd.	935,826	2,170

Harmony Gold Mining Co. Ltd. *	189,825	581

Impala Platinum Holdings Ltd.	270,583	3,080

Imperial Holdings Ltd.	97,204	1,741

Investec Ltd.	120,974	976

Kumba Iron Ore Ltd.	38,862	1,391

Liberty Holdings Ltd.	61,876	731

Life Healthcare Group Holdings Ltd.	456,781	1,667

Massmart Holdings Ltd.	52,519	686

Mediclinic International Ltd.	193,275	1,371

MMI Holdings Ltd.	570,120	1,333

Mr. Price Group Ltd.	123,953	1,853

MTN Group Ltd.	847,010	17,343

Nampak Ltd.	303,345	1,033

Naspers Ltd., Class N	198,459	21,897

Nedbank Group Ltd.	102,243	2,176

Netcare Ltd.	488,064	1,082

Northam Platinum Ltd. *	148,732	550

Pick n Pay Stores Ltd.	129,728	636

PPC Ltd.	240,247	667

Rand Merchant Insurance Holdings Ltd.	325,036	889

Redefine Properties Ltd. *	1,507,173	1,367

Remgro Ltd.	241,631	4,704

Reunert Ltd.	87,866	540

RMB Holdings Ltd.	341,971	1,551

Sanlam Ltd.	907,175	4,938

Sappi Ltd. *	251,030	882

Sasol Ltd.	277,808	15,559

Shoprite Holdings Ltd.	213,184	3,224

SPAR Group (The) Ltd.	84,419	972

Standard Bank Group Ltd.	609,355	8,034

Steinhoff International Holdings Ltd.	674,754	3,269

Tiger Brands Ltd.	82,349	2,130

Truworths International Ltd.	217,688	1,602

Vodacom Group Ltd.	184,281	2,275

Woolworths Holdings Ltd.	378,230	2,636
		147,061

South Korea – 14.7%

Amorepacific Corp.	1,607	1,899

AMOREPACIFIC Group	1,551	745

BS Financial Group, Inc.	85,082	1,207

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 14.7% – continued

Celltrion, Inc.	30,165	$1,250

Cheil Industries, Inc.	23,470	1,584

Cheil Worldwide, Inc. *	46,910	1,055

CJ CheilJedang Corp.	3,946	1,063

CJ Corp.	7,441	950

Coway Co. Ltd.	27,312	1,916

Daelim Industrial Co. Ltd.	14,383	1,169

Daewoo Engineering & Construction Co. Ltd. *	59,400	445

Daewoo International Corp.	22,968	838

Daewoo Securities Co. Ltd.	80,958	625

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	46,550	1,405

DGB Financial Group, Inc.	67,590	977

Dongbu Insurance Co. Ltd.	18,837	979

Doosan Corp.	4,570	594

Doosan Heavy Industries & Construction Co. Ltd.	22,912	759

Doosan Infracore Co. Ltd. *	66,360	857

E-Mart Co. Ltd.	10,439	2,403

GS Engineering & Construction Corp.	17,260	587

GS Holdings	26,023	1,177

Halla Visteon Climate Control Corp.	18,060	826

Hana Financial Group, Inc.	139,543	5,092

Hankook Tire Co. Ltd.	36,976	2,103

Hanwha Chemical Corp.	41,672	761

Hanwha Corp.	22,395	677

Hanwha Life Insurance Co. Ltd.	104,150	684

Hite Jinro Co. Ltd.	15,340	339

Hyosung Corp.	12,182	882

Hyundai Department Store Co. Ltd.	7,608	1,013

Hyundai Development Co.-Engineering & Construction	28,090	791

Hyundai Engineering & Construction Co. Ltd.	36,773	1,939

Hyundai Glovis Co. Ltd.	6,773	1,541

Hyundai Heavy Industries Co. Ltd.	21,249	4,234

Hyundai Marine & Fire Insurance Co. Ltd.	31,510	908

Hyundai Merchant Marine Co. Ltd. *	37,149	359

Hyundai Mipo Dockyard	5,400	789

Hyundai Mobis Co. Ltd.	34,098	10,115

Hyundai Motor Co.	77,434	18,303

Hyundai Securities Co. Ltd.	59,780	364

Hyundai Steel Co.	34,340	2,226

Hyundai Wia Corp.	7,863	1,262

Industrial Bank of Korea	92,310	1,174

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 14.7% – continued

Kangwon Land, Inc.	47,120	$1,376

KB Financial Group, Inc.	194,134	6,809

KCC Corp.	2,429	1,245

Kia Motors Corp.	132,036	7,373

Korea Aerospace Industries Ltd.	19,320	616

Korea Electric Power Corp.	129,526	4,454

Korea Gas Corp.	13,474	787

Korea Investment Holdings Co. Ltd.	21,680	748

Korea Zinc Co. Ltd.	4,363	1,355

Korean Air Lines Co. Ltd. *	16,128	586

KT Corp.	24,619	686

KT Corp. ADR	6,526	91

KT&G Corp.	55,589	4,174

Kumho Petro chemical Co. Ltd.	6,504	538

LG Chem Ltd.	23,473	5,619

LG Corp.	46,740	2,538

LG Display Co. Ltd. *	116,040	2,913

LG Electronics, Inc.	51,943	3,174

LG Household & Health Care Ltd.	4,625	1,996

LG Innotek Co. Ltd. *	5,984	580

LG Uplus Corp.	107,042	1,053

Lotte Chemical Corp.	8,499	1,507

Lotte Confectionery Co. Ltd.	392	670

Lotte Shopping Co. Ltd.	5,456	1,717

LS Corp.	8,565	613

LS Industrial Systems Co. Ltd.	8,625	546

Mirae Asset Securities Co. Ltd.	14,075	548

NAVER Corp.	14,075	10,247

NCSoft Corp.	7,579	1,556

NHN Entertainment Corp. *	6,075	549

OCI Co. Ltd.	8,243	1,383

Orion Corp.	1,773	1,363

POSCO	31,157	8,669

POSCO ADR	5,928	411

S-1 Corp.	8,165	682

Samsung C&T Corp.	62,668	3,641

Samsung Card Co. Ltd.	19,352	631

Samsung Electro-Mechanics Co. Ltd.	29,710	1,940

Samsung Electronics Co. Ltd.	55,426	70,090

Samsung Engineering Co. Ltd. *	15,342	1,037

Samsung Fire & Marine Insurance Co. Ltd.	17,976	4,054

Samsung Heavy Industries Co. Ltd.	80,480	2,425

Samsung Life Insurance Co. Ltd.	30,044	2,836

Samsung SDI Co. Ltd.	16,751	2,543

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 14.7% – continued

Samsung Securities Co. Ltd.	31,005	$1,140

Samsung Techwin Co. Ltd.	18,261	995

Shinhan Financial Group Co. Ltd.	214,490	9,443

Shinsegae Co. Ltd.	3,406	737

SK C&C Co. Ltd.	11,693	1,645

SK Holdings Co. Ltd.	13,265	2,404

SK Hynix, Inc. *	267,220	9,069

SK Innovation Co. Ltd.	30,276	3,479

SK Networks Co. Ltd.	66,100	589

SK Telecom Co. Ltd.	3,695	750

SK Telecom Co. Ltd. ADR	10,300	232

S-Oil Corp.	22,253	1,287

Woori Finance Holdings Co. Ltd.	181,430	2,069

Woori Investment & Securities Co. Ltd.	66,997	557

Yuhan Corp.	3,806	649
		284,280

Taiwan – 11.6%

Acer, Inc. *	1,263,796	745

Advanced Semiconductor Engineering, Inc.	3,104,364	3,433

Advantech Co. Ltd.	140,285	910

Asia Cement Corp.	1,036,831	1,294

Asia Pacific Telecom Co. Ltd.	905,000	426

Asustek Computer, Inc.	335,546	3,316

AU Optronics Corp. *	4,253,215	1,502

Catcher Technology Co. Ltd.	337,111	2,443

Cathay Financial Holding Co. Ltd.	3,860,739	5,644

Chailease Holding Co. Ltd.	351,200	846

Chang Hwa Commercial Bank	2,261,163	1,341

Cheng Shin Rubber Industry Co. Ltd.	790,184	2,256

Cheng Uei Precision Industry Co. Ltd.	221,886	470

Chicony Electronics Co. Ltd.	231,194	600

China Airlines Ltd. *	1,448,307	478

China Development Financial Holding Corp.	6,862,868	1,964

China Life Insurance Co. Ltd.	1,115,413	1,026

China Motor Corp.	328,000	293

China Petrochemical Development Corp.	959,172	397

China Steel Corp.	5,794,467	4,886

Chunghwa Telecom Co. Ltd.	1,898,493	5,843

Clevo Co.	271,970	536

Compal Electronics, Inc.	2,044,759	1,447

CTBC Financial Holding Co. Ltd.	6,644,088	4,163

CTCI Corp.	316,000	474

Delta Electronics, Inc.	922,521	5,718

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Taiwan – 11.6% – continued

E.Sun Financial Holding Co. Ltd.	2,297,695	$1,387

Eclat Textile Co. Ltd.	82,368	952

Epistar Corp. *	419,351	1,007

Eva Airways Corp. *	716,271	360

Evergreen Marine Corp. Taiwan Ltd. *	795,795	464

Far Eastern Department Stores Ltd.	557,362	492

Far Eastern New Century Corp.	1,516,792	1,614

Far EasTone Telecommunications Co. Ltd.	775,345	1,643

Farglory Land Development Co. Ltd.	201,543	344

Feng Hsin Iron & Steel Co.	237,160	399

First Financial Holding Co. Ltd.	3,490,406	2,077

Formosa Chemicals & Fibre Corp.	1,630,499	3,949

Formosa International Hotels Corp.	21,476	255

Formosa Petrochemical Corp.	551,487	1,404

Formosa Plastics Corp.	2,082,682	5,223

Formosa Taffeta Co. Ltd.	412,827	462

Foxconn Technology Co. Ltd.	426,094	1,005

Fubon Financial Holding Co. Ltd.	3,290,025	4,473

Giant Manufacturing Co. Ltd.	142,483	971

Hermes Microvision, Inc.	18,000	724

Highwealth Construction Corp.	178,200	420

Hiwin Technologies Corp.	92,651	900

Hon Hai Precision Industry Co. Ltd.	5,604,620	15,892

Hotai Motor Co. Ltd.	120,900	1,462

HTC Corp.	357,220	1,796

Hua Nan Financial Holdings Co. Ltd.	2,640,756	1,498

Innolux Corp. *	3,267,392	1,119

Inventec Corp.	1,136,314	1,124

Kinsus Interconnect Technology Corp.	144,587	536

Largan Precision Co. Ltd.	50,835	2,413

LCY Chemical Corp.	284,648	332

Lite-On Technology Corp.	1,010,411	1,507

MediaTek, Inc.	710,334	10,520

Mega Financial Holding Co. Ltd.	4,674,771	3,624

Merida Industry Co. Ltd.	98,000	651

Nan Kang Rubber Tire Co. Ltd. *	326,769	398

Nan Ya Plastics Corp.	2,400,951	5,088

Novatek Microelectronics Corp.	284,850	1,308

Pegatron Corp.	820,594	1,226

Phison Electronics Corp.	76,608	494

Pou Chen Corp.	1,004,093	1,417

Powertech Technology, Inc.	364,568	552

President Chain Store Corp.	280,220	1,974

Quanta Computer, Inc.	1,264,576	3,399

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Taiwan – 11.6% – continued

Radiant Opto-Electronics Corp.	221,800	$897

Realtek Semiconductor Corp.	229,457	692

Ruentex Development Co. Ltd.	339,562	623

Ruentex Industries Ltd.	257,906	618

ScinoPharm Taiwan Ltd.	113,360	304

Shin Kong Financial Holding Co. Ltd.	3,372,398	1,066

Siliconware Precision Industries Co.	1,480,480	1,963

Simplo Technology Co. Ltd.	133,532	638

SinoPac Financial Holdings Co. Ltd.	3,223,499	1,553

Standard Foods Corp.	166,242	453

Synnex Technology International Corp.	647,086	1,042

Taishin Financial Holding Co. Ltd.	3,373,224	1,531

Taiwan Business Bank *	1,520,922	449

Taiwan Cement Corp.	1,641,055	2,528

Taiwan Cooperative Financial Holding Co. Ltd.	2,750,708	1,475

Taiwan Fertilizer Co. Ltd.	390,000	819

Taiwan Glass Industry Corp.	431,377	416

Taiwan Mobile Co. Ltd.	832,076	2,610

Taiwan Semiconductor Manufacturing Co. Ltd.	12,360,193	48,296

Teco Electric and Machinery Co. Ltd.	986,000	1,100

TPK Holding Co. Ltd.	112,003	663

Transcend Information, Inc.	109,442	356

TSRC Corp.	320,892	480

U-Ming Marine Transport Corp.	233,000	396

Unimicron Technology Corp.	595,418	478

Uni-President Enterprises Corp.	2,200,666	3,831

United Microelectronics Corp.	6,128,043	2,592

Vanguard International Semiconductor Corp.	349,000	523

Walsin Lihwa Corp. *	1,792,770	572

Wan Hai Lines Ltd.	255,825	123

Wistron Corp.	1,101,225	908

WPG Holdings Ltd.	703,316	848

Ya Hsin Industrial Co. Ltd. (3) *	121,548	–

Yang Ming Marine Transport Corp. *	753,356	317

Yuanta Financial Holding Co. Ltd.	4,227,647	2,137

Yulon Motor Co. Ltd.	366,257	604

Zhen Ding Technology Holding Ltd.	122,850	315
		225,522

Thailand – 2.2%

Advanced Info Service PCL (Registered)	194,000	1,351

Advanced Info Service PCL NVDR	339,599	2,373

Airports of Thailand PCL NVDR	210,900	1,265

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Thailand – 2.2% – continued

Bangkok Bank PCL (Registered)	381,900	$2,117

Bangkok Bank PCL NVDR	165,000	909

Bangkok Dusit Medical Services PCL NVDR	140,700	577

Banpu PCL (Registered)	233,500	194

Banpu PCL NVDR	101,880	88

BEC World PCL (Registered)	196,500	330

BEC World PCL NVDR	271,507	457

BTS Group Holdings PCL NVDR	2,670,400	692

Central Pattana PCL NVDR	650,000	944

Charoen Pokphand Foods PCL NVDR	1,363,457	1,180

CP ALL PCL (Registered)	905,200	1,214

CP ALL PCL NVDR	1,330,036	1,786

Glow Energy PCL (Registered)	87,100	204

Glow Energy PCL NVDR	141,402	332

Home Product Center PCL NVDR	1,256,066	377

Indorama Ventures PCL NVDR	725,547	514

IRPC PCL (Registered)	1,860,900	197

IRPC PCL NVDR	2,732,681	290

Kasikornbank PCL	50,000	275

Kasikornbank PCL (Registered)	141,500	809

Kasikornbank PCL NVDR	760,997	4,187

Krung Thai Bank PCL (Registered)	699,750	403

Krung Thai Bank PCL NVDR	921,093	533

Minor International PCL NVDR	741,300	568

PTT Exploration & Production PCL (Registered)	242,500	1,174

PTT Exploration & Production PCL NVDR	468,543	2,272

PTT Global Chemical PCL (Registered)	189,814	423

PTT Global Chemical PCL NVDR	638,576	1,425

PTT PCL (Registered)	183,500	1,669

PTT PCL NVDR	253,300	2,334

Siam Cement (The) PCL (Registered)	51,000	655

Siam Cement (The) PCL NVDR	172,398	2,220

Siam Commercial Bank (The) PCL (Registered)	232,700	1,130

Siam Commercial Bank (The) PCL NVDR	669,876	3,262

Thai Oil PCL (Registered)	97,800	160

Thai Oil PCL NVDR	277,095	454

TMB Bank PCL NVDR	5,939,500	452

True Corp. PCL NVDR *	2,475,400	528
		42,324

Turkey – 1.6%

Akbank T.A.S.	887,600	2,817

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	104,795	1,162

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Turkey – 1.6% – continued

Arcelik A.S.	111,248	$621

BIM Birlesik Magazalar A.S.	104,615	2,355

Coca-Cola Icecek A.S.	33,387	803

Dogan Yayin Holding A.S. *	1	–

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,052,407	1,239

Enka Insaat ve Sanayi A.S.	199,587	596

Eregli Demir ve Celik Fabrikalari T.A.S.	692,624	893

Ford Otomotiv Sanayi A.S.	31,388	320

Haci Omer Sabanci Holding A.S.	405,338	1,572

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S.	336,163	1,416

Koza Altin Isletmeleri A.S.	25,703	221

TAV Havalimanlari Holding A.S.	79,215	633

Tofas Turk Otomobil Fabrikasi A.S.	74,079	420

Tupras Turkiye Petrol Rafinerileri A.S.	60,472	1,278

Turk Hava Yollari AO	280,175	862

Turk Telekomunikasyon A.S.	255,063	705

Turkcell Iletisim Hizmetleri A.S. *	389,484	2,161

Turkiye Garanti Bankasi A.S.	1,149,230	3,926

Turkiye Halk Bankasi A.S.	305,829	1,891

Turkiye Is Bankasi, Class C	814,246	1,805

Turkiye Sise ve Cam Fabrikalari A.S.	282,070	306

Turkiye Vakiflar Bankasi Tao, Class D	421,848	795

Ulker Biskuvi Sanayi A.S.	61,632	433

Yapi ve Kredi Bankasi A.S.	426,471	808
		30,038
Total Common Stocks (4)
(Cost $1,494,446)		1,783,855

PREFERRED STOCKS – 5.9%

Brazil – 4.4%

AES Tiete S.A.	58,353	464

Banco Bradesco S.A.	985,462	13,499

Banco do Estado do Rio Grande do Sul S.A., Class B	84,418	484

Bradespar S.A.	118,301	1,031

Braskem S.A., Class A *	87,041	683

Centrais Eletricas Brasileiras S.A., Class B *	102,041	492

Cia Brasileira de Distribuicao Grupo Pao de Acucar	69,842	3,054

Cia Energetica de Minas Gerais	372,947	2,521

Cia Energetica de Sao Paulo, Class B	77,308	904

Cia Paranaense de Energia, Class B	53,744	706

Gerdau S.A.	424,961	2,716

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 5.9% – continued

Brazil – 4.4% – continued

Itau Unibanco Holding S.A.	1,260,780	$18,803

Itausa – Investimentos Itau S.A.	1,457,325	5,928

Klabin S.A.	1,254,105	1,299

Lojas Americanas S.A.	211,994	1,561

Marcopolo S.A.	201,852	405

Metalurgica Gerdau S.A.	141,399	1,077

Oi S.A.	235,198	321

Petroleo Brasileiro S.A. *	1,985,195	13,736

Suzano Papel e Celulose S.A., Class A	138,500	509

Telefonica Brasil S.A.	140,791	2,976

Telefonica Brasil S.A. ADR	9,345	199

Usinas Siderurgicas de Minas Gerais S.A., Class A *	189,744	853

Vale S.A.	952,830	11,884
		86,105

Chile – 0.1%

Embotelladora Andina S.A., Class B	145,037	525

Sociedad Quimica y Minera de Chile S.A., Class B	43,713	1,386
		1,911

Colombia – 0.3%

Banco Davivienda S.A.	45,289	585

Bancolombia S.A.	179,537	2,498

Grupo Argos S.A.	55,321	578

Grupo Aval Acciones y Valores	847,883	561

Grupo de Inversiones Suramericana S.A.	47,747	891
		5,113

Russia – 0.3%

AK Transneft OAO	767	1,668

Sberbank of Russia	494,594	949

Surgutneftegas OAO	2,032,924	1,474

Surgutneftegas OAO ADR	140,161	1,016
		5,107

South Korea – 0.8%

Hyundai Motor Co. Ltd.	19,218	2,743

Hyundai Motor Co. Ltd.	11,700	1,497

LG Chem Ltd.	4,159	582

Samsung Electronics Co. Ltd.	10,297	10,219
		15,041
Total Preferred Stocks (4)
(Cost $128,154)		113,277

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Brazil – 0.0%

Itausa – Investimentos Itau S.A. *	23,514	$22

Chile – 0.0%

AES Gener S.A. *	48,153	4

India – 0.0%

Tata Power Co. Ltd. *	64,267	27
Total Rights (4)
(Cost $28)		53

INVESTMENT COMPANIES – 1.0%

iShares MSCI Emerging Markets ETF	196,700	8,062

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (5)(6)	11,081,872	11,082
Total Investment Companies
(Cost $18,777)		19,144

Total Investments – 99.0%
(Cost $1,641,405)		1,916,329

Other Assets less Liabilities – 1.0%		20,201
NET ASSETS – 100.0%		$1,936,530

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $2,201,000 or 0.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Reliance Industries Ltd. GDR	11/1/06-12/06/12	$1,996

VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	The Fund had approximately $11,082,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the fiscal year ended March 31, 2014.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Dax Index (Euro)	2	$660	Long	6/14	$40
FTSE/JSE Top 40 Index (South African Rand)	75	3,090	Long	6/14	108
Hang Seng Index (Hong Kong Dollar)	23	3,283	Long	4/14	60
mini MSCI Emerging Markets Index (United States Dollar)	344	16,961	Long	6/14	943
MSCI Taiwan Index (United States Dollar)	124	3,873	Long	4/14	105
S&P/TSX 60 Index (Canadian Dollar)	11	1,628	Long	6/14	9
SGX CNX Nifty Index (United States Dollar)	132	1,783	Long	4/14	25
SPI 200 Index (Australian Dollar)	5	625	Long	6/14	9

Total					$1,299

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
UBS	United States Dollar	850	Indian Rupee	52,998	6/18/14	$20
UBS	United States Dollar	2,140	Korean Won	2,306,064	6/18/14	22
UBS	United States Dollar	2,300	Taiwan Dollar	69,658	6/18/14	(7)

Total						$35
At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.2%
Consumer Staples	8.5
Energy	10.8
Financials	27.1
Health Care	1.7
Industrials	6.5
Information Technology	16.6
Materials	9.3
Telecommunication Services	6.9
Utilities	3.4

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	18.8%
Korean Won	15.7
Taiwan Dollar	11.8
Brazilian Real	10.7
South African Rand	7.7
United States Dollar	7.0
Indian Rupee	6.3
Mexican Peso	5.1
All other currencies less than 5%	16.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued	MARCH 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$121,063		$–		$–	$121,063
Chile	28,016		–		–	28,016
Colombia	15,460		–		–	15,460
India	6,152		121,665		–	127,817
Mexico	98,030		–		–	98,030
Peru	8,368		–		–	8,368
Russia	45,466		50,909		–	96,375
South Korea	734		283,546		–	284,280
All Other Countries	–		1,004,446	(1)	–	1,004,446
Preferred Stocks
South Korea	–		15,041		–	15,041
All Other Countries	98,236	(1)	–		–	98,236
Rights
India	–		27		–	27
All Other Countries	26	(1)	–		–	26
Investment Companies	19,144		–		–	19,144
Total Investments	$440,695		$1,475,634		$–	$1,916,329

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,299		$–		$–	$1,299
Forward Foreign Currency Exchange Contracts	–		42		–	42
Liabilities
Forward Foreign Currency Exchange Contracts	–		(7)		–	(7)
Total Other Financial Instruments	$1,299		$35		$–	$1,334

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
China	$1,773	Valuations at last trade with foreign value adjustments
Malaysia	71,327	Valuations at last trade with foreign value adjustments
Russia	19,410	Valuations at last trade with foreign value adjustments
South Korea	281,833	Valuations at last trade with foreign value adjustments
Taiwan	223,622	Valuations at last trade with foreign value adjustments
Thailand	39,512	Valuations at last trade with foreign value adjustments
Turkey	30,038	Valuations at last trade with foreign value adjustments
Preferred Stocks
South Korea	15,041	Valuations at last trade with foreign value adjustments
Total	$682,556

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4%

Australia – 5.8%

Australand Property Group	509,021	$1,991

BGP Holdings PLC - (Fractional Shares) *	6,535,576	–

BWP Trust	524,711	1,135

CFS Retail Property Trust Group	2,332,112	4,089

Charter Hall Retail REIT *	340,456	1,131

Cromwell Property Group	1,593,586	1,420

Dexus Property Group	6,364,358	6,257

Federation Centres Ltd.	1,577,908	3,454

Goodman Group	1,893,089	8,308

GPT Group	1,736,934	5,896

Investa Office Fund	664,950	1,999

Mirvac Group	4,047,237	6,383

Stockland	2,547,110	8,862

Westfield Group	2,134,572	20,300

Westfield Retail Trust	3,373,392	9,325
		80,550

Austria – 0.6%

Atrium European Real Estate Ltd. *	184,951	1,043

CA Immobilien Anlagen A.G. *	80,557	1,453

Conwert Immobilien Invest S.E.	67,577	895

IMMOFINANZ A.G. *	1,055,081	4,935
		8,326

Belgium – 0.4%

Aedifica S.A.	9,759	672

Befimmo S.A.	18,428	1,306

Cofinimmo	18,660	2,226

Intervest Offices & Warehouses	7,469	226

Leasinvest Real Estate S.C.A.	2,164	239

Warehouses De Pauw S.C.A.	12,081	908

Wereldhave Belgium N.V.	2,167	266
		5,843

Brazil – 1.3%

Aliansce Shopping Centers S.A.	87,408	684

BR Malls Participacoes S.A.	474,823	4,079

BR Properties S.A.	219,383	1,798

Brookfield Incorporacoes S.A. *	279,779	181

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	307,928	1,866

Direcional Engenharia S.A.	90,130	398

Even Construtora e Incorporadora S.A.	215,975	716

Ez Tec Empreendimentos e Participacoes S.A.	54,940	678

Gafisa S.A.	480,700	750

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Brazil – 1.3% – continued

General Shopping Brasil S.A. *	21,504	$75

Helbor Empreendimentos S.A.	132,036	459

Iguatemi Empresa de Shopping Centers S.A.	65,872	632

JHSF Participacoes S.A.	123,216	217

MRV Engenharia e Participacoes S.A.	340,303	1,203

Multiplan Empreendimentos Imobiliarios S.A.	84,821	1,809

PDG Realty S.A. Empreendimentos e Participacoes *	1,479,182	945

Rodobens Negocios Imobiliarios S.A.	28,773	148

Rossi Residencial S.A. *	306,531	246

Sao Carlos Empreendimentos e Participacoes S.A.	19,134	274

Sonae Sierra Brasil S.A.	28,815	239

Tecnisa S.A. *	98,731	346
		17,743

Canada – 3.2%

Allied Properties Real Estate Investment Trust	74,898	2,337

Artis Real Estate Investment Trust	138,617	1,972

Boardwalk Real Estate Investment Trust	43,740	2,399

Calloway Real Estate Investment Trust	112,030	2,611

Canadian Apartment Properties REIT	121,931	2,352

Canadian Real Estate Investment Trust	74,767	3,048

Chartwell Retirement Residences	190,589	1,795

Cominar Real Estate Investment Trust	140,206	2,346

Crombie Real Estate Investment Trust	80,081	966

Dundee International Real Estate Investment Trust	104,525	877

Dundee Real Estate Investment Trust, Class A	114,871	3,020

Extendicare, Inc.	94,378	590

First Capital Realty, Inc.	90,295	1,433

Granite Real Estate Investment Trust	51,817	1,906

H&R Real Estate Investment Trust	295,872	6,118

InnVest Real Estate Investment Trust	93,908	449

Killam Properties, Inc.	55,724	514

Morguard Real Estate Investment Trust	38,031	585

Northern Property Real Estate Investment Trust	35,351	886

Pure Industrial Real Estate Trust	166,620	722

RioCan Real Estate Investment Trust	331,717	7,991
		44,917

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Chile – 0.1%

Parque Arauco S.A.	580,890	$1,109

China – 1.8%

Agile Property Holdings Ltd.	1,379,979	1,135

Beijing Capital Land Ltd., Class H	1,138,000	418

Beijing North Star Co. Ltd., Class H	767,662	176

China Merchants Property Development Co. Ltd., Class B	157,408	381

China Vanke Co. Ltd., Class B	1,453,241	2,418

Country Garden Holdings Co. Ltd.	4,841,233	2,022

Evergrande Real Estate Group Ltd.	6,548,000	3,097

Fantasia Holdings Group Co. Ltd.	1,849,500	274

Greenland Hong Kong Holdings Ltd.	346,000	167

Greentown China Holdings Ltd.	857,500	926

Guangzhou R&F Properties Co. Ltd., Class H	1,067,802	1,545

Hui Xian Real Estate Investment Trust	2,231,930	1,226

Kaisa Group Holdings Ltd.	2,072,600	746

Longfor Properties Co. Ltd.	1,499,000	2,074

Powerlong Real Estate Holdings Ltd.	1,533,000	238

Renhe Commercial Holdings Co. Ltd. *	11,684,000	723

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	561,344	843

Shui On Land Ltd.	3,781,277	1,053

Sino-Ocean Land Holdings Ltd.	3,936,519	2,157

SOHO China Ltd.	1,696,256	1,395

Sunac China Holdings Ltd.	1,760,050	1,024

Wuzhou International Holdings Ltd. *	1,302,000	282
		24,320

Egypt – 0.0%

Six of October Development & Investment *	71,164	263

Finland – 0.2%

Citycon OYJ	253,033	901

Sponda OYJ	265,730	1,261

Technopolis OYJ	104,213	605
		2,767

France – 3.2%

Affine S.A.	6,432	131

ANF Immobilier	7,680	253

Fonciere Des Regions	37,196	3,445

Gecina S.A.	20,296	2,700

ICADE	35,786	3,544

Klepierre	107,857	4,830

Mercialys S.A.	45,804	959

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

France – 3.2% – continued

Orco Property Group *	46,633	$64

Societe de la Tour Eiffel	6,170	423

Unibail-Rodamco S.E.	107,392	27,923
		44,272

Germany – 1.5%

Alstria Office REIT-A.G.	74,990	1,005

Deutsche Annington Immobilien S.E. *	68,961	1,968

Deutsche Euroshop A.G.	50,598	2,303

Deutsche Wohnen A.G. *	129,481	2,706

Deutsche Wohnen A.G. (Bearer)	186,429	3,999

DIC Asset A.G.	37,422	346

GAGFAH S.A. *	140,404	2,134

Hamborner REIT A.G.	49,993	530

LEG Immobilien A.G.	53,770	3,529

Prime Office A.G. *	72,017	287

TAG Immobilien A.G.	136,732	1,695
		20,502

Greece – 0.0%

Eurobank Properties Real Estate Investment Co. *	26,282	329

Hong Kong – 8.3%

C C Land Holdings Ltd.	1,430,000	316

Champion REIT	2,561,846	1,170

China Overseas Land & Investment Ltd.	4,508,542	11,697

China Resources Land Ltd.	2,059,218	4,523

CIFI Holdings Group Co. Ltd.	1,908,880	374

CSI Properties Ltd.	5,900,000	209

Franshion Properties China Ltd.	4,050,000	1,356

Glorious Property Holdings Ltd. *	2,751,100	376

Hang Lung Properties Ltd.	2,465,452	7,094

Henderson Land Development Co. Ltd.	1,137,434	6,657

Hongkong Land Holdings Ltd.	1,295,618	8,380

Hopson Development Holdings Ltd. *	700,000	652

Hysan Development Co. Ltd.	692,045	3,016

K Wah International Holdings Ltd.	1,166,998	786

Kerry Properties Ltd.	709,099	2,364

KWG Property Holding Ltd.	1,276,500	704

Link REIT (The)	2,522,800	12,415

Mingfa Group International Co. Ltd. *	1,066,000	282

Minmetals Land Ltd.	1,400,000	159

New World China Land Ltd.	2,861,899	2,414

New World Development Co. Ltd.	4,149,878	4,176

Poly Property Group Co. Ltd.	2,012,000	890

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Hong Kong – 8.3% – continued

Shanghai Industrial Urban Development Group Ltd. *	1,452,000	$279

Shenzhen Investment Ltd.	2,397,635	776

Shimao Property Holdings Ltd.	1,378,869	3,036

Sino Land Co. Ltd.	3,284,216	4,830

Sinolink Worldwide Holdings Ltd. *	2,186,000	178

Sun Hung Kai Properties Ltd.	1,701,619	20,865

Swire Properties Ltd.	1,291,600	3,692

Wharf Holdings Ltd.	1,672,317	10,706

Yuexiu Property Co. Ltd.	5,209,400	1,078
		115,450

India – 0.2%

DLF Ltd.	471,935	1,400

Oberoi Realty Ltd.	87,033	315

Prestige Estates Projects Ltd.	92,972	266

Unitech Ltd. *	1,505,361	352
		2,333

Indonesia – 0.6%

Agung Podomoro Land Tbk PT	8,106,696	204

Alam Sutera Realty Tbk PT	13,012,040	691

Bumi Serpong Damai PT	7,733,600	1,125

Ciputra Development Tbk PT	11,730,490	1,212

Ciputra Property Tbk PT	2,992,838	219

Ciputra Surya Tbk PT	876,600	186

Intiland Development Tbk PT	5,833,400	234

Kawasan Industri Jababeka Tbk PT	17,111,207	389

Lippo Karawaci Tbk PT	21,148,031	2,022

Pakuwon Jati Tbk PT	13,771,140	426

Sentul City Tbk PT *	20,140,417	324

Summarecon Agung Tbk PT	11,955,000	1,134
		8,166

Israel – 0.1%

Azrieli Group	40,058	1,401

Italy – 0.1%

Beni Stabili S.p.A.	912,746	786

Immobiliare Grande Distribuzione	149,605	267
		1,053

Japan – 11.2%

Activia Properties, Inc.	247	1,986

Advance Residence Investment Corp.	1,406	2,993

Aeon Mall Co. Ltd.	109,466	2,809

Daiwa House Residential Investment Corp.	337	1,354

Frontier Real Estate Investment Corp.	520	2,764

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Japan – 11.2% – continued

GLP J-Reit	1,959	$1,978

Hulic Co. Ltd.	326,340	4,458

Industrial & Infrastructure Fund Investment Corp.	164	1,348

Japan Excellent, Inc.	1,205	1,535

Japan Logistics Fund, Inc.	915	2,060

Japan Prime Realty Investment Corp.	876	2,833

Japan Real Estate Investment Corp.	1,303	6,535

Japan Retail Fund Investment Corp.	2,548	5,013

Kenedix Office Investment Corp.	365	1,809

Mitsubishi Estate Co. Ltd.	1,397,480	33,257

Mitsui Fudosan Co. Ltd.	934,562	28,451

Mori Hills REIT Investment Corp.	1,263	1,668

Mori Trust Sogo Reit, Inc.	1,090	1,641

Nippon Accommodations Fund, Inc.	490	1,639

Nippon Building Fund, Inc.	1,456	7,598

Nippon Prologis REIT, Inc.	1,445	2,913

Nomura Real Estate Holdings, Inc.	132,700	2,528

Nomura Real Estate Master Fund, Inc.	1,836	1,887

Nomura Real Estate Office Fund, Inc.	391	1,709

NTT Urban Development Corp.	120,000	1,127

Orix JREIT, Inc.	2,154	2,686

Premier Investment Corp.	230	892

Sumitomo Realty & Development Co. Ltd.	478,425	18,696

Tokyo Tatemono Co. Ltd.	454,201	3,887

Tokyu REIT, Inc.	1,012	1,224

Top REIT, Inc.	186	844

United Urban Investment Corp.	2,628	3,858
		155,980

Malaysia – 0.6%

Axis Real Estate Investment Trust	428,000	443

CapitaMalls Malaysia Trust	1,157,600	521

Eastern & Oriental Bhd.	800,000	519

Glomac Bhd.	381,200	126

IGB Corp. Bhd.	951,454	790

IGB Real Estate Investment Trust	1,797,000	627

IJM Land Bhd.	423,750	384

KLCC Property Holdings Bhd.	499,048	970

Mah Sing Group Bhd.	978,320	654

Malaysian Resources Corp. Bhd.	894,200	450

MKH Bhd.	154,800	231

Pavilion Real Estate Investment Trust	998,800	401

SP Setia Bhd.	920,735	824

Tebrau Teguh Bhd. *	431,200	163

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Malaysia – 0.6% – continued

Tropicana Corp. Bhd.	368,200	$177

UEM Sunrise Bhd.	1,670,740	1,125

UOA Development Bhd.	460,500	306

YTL Land & Development Bhd. *	340,300	92
		8,803

Mexico – 0.5%

Concentradora Fibra Danhos S.A. de C.V.	218,500	445

Consorcio ARA S.A.B. de C.V. *	736,493	329

Corp. GEO S.A.B. de C.V., Series B (1) *	549,034	–

Desarrolladora Homex S.A.B. de C.V. *	234,285	57

Fibra Uno Administracion S.A. de C.V.	1,664,200	5,384

Mexico Real Estate Management S.A.de C.V. *	659,800	1,244

Urbi Desarrollos Urbanos S.A.B. de C.V. *	776,726	1
		7,460

Netherlands – 0.7%

Corio N.V.	73,806	3,375

Eurocommercial Properties N.V. - CVA	45,815	2,013

Nieuwe Steen Investments N.V.	143,768	872

Vastned Retail N.V.	20,464	1,009

Wereldhave N.V.	23,957	2,041
		9,310

New Zealand – 0.1%

Kiwi Income Property Trust	1,112,564	1,077

Norway – 0.0%

Norwegian Property ASA	578,582	701

Philippines – 0.7%

Ayala Land, Inc.	6,225,951	4,152

Filinvest Land, Inc.	10,826,989	348

Megaworld Corp.	11,696,101	1,095

Robinsons Land Corp.	1,816,975	889

SM Prime Holdings, Inc.	8,295,153	2,705

Vista Land & Lifescapes, Inc.	3,813,861	448
		9,637

Poland – 0.0%

Globe Trade Centre S.A. *	256,193	608

Russia – 0.1%

PIK Group *	312,128	719

Singapore – 3.6%

Ascendas India Trust	754,000	461

Ascendas Real Estate Investment Trust	2,172,753	3,902

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Singapore – 3.6% – continued

CapitaCommercial Trust	2,163,014	$2,557

CapitaLand Ltd.	2,798,915	6,442

CapitaMall Trust	2,862,715	4,299

CapitaMalls Asia Ltd.	1,504,000	2,139

CDL Hospitality Trusts	693,610	913

City Developments Ltd.	652,000	5,246

First Real Estate Investment Trust	519,510	444

Fortune Real Estate Investment Trust	1,464,920	1,114

Global Logistic Properties Ltd.	3,309,793	6,969

Keppel Land Ltd.	783,027	2,097

Keppel REIT	1,626,720	1,474

Mapletree Commercial Trust	1,412,000	1,371

Mapletree Greater China Commercial Trust	1,997,000	1,296

Mapletree Industrial Trust	1,299,948	1,411

Mapletree Logistics Trust	1,579,374	1,314

Suntec Real Estate Investment Trust	2,267,291	2,992

UOL Group Ltd.	501,000	2,492

Wing Tai Holdings Ltd.	423,355	617

Yanlord Land Group Ltd.	731,000	623
		50,173

South Africa – 1.2%

Acucap Properties Ltd.	174,814	663

Arrowhead Properties Ltd., Class A	319,878	213

Arrowhead Properties Ltd., Class B	319,929	208

Attacq Ltd. *	434,834	744

Capital Property Fund	1,475,442	1,469

Emira Property Fund	470,676	627

Fountainhead Property Trust	501,152	358

Growthpoint Properties Ltd.	2,029,467	4,706

Hyprop Investments Ltd.	260,513	1,899

Redefine Properties Ltd. *	3,325,547	3,015

Resilient Property Income Fund Ltd.	255,222	1,376

SA Corporate Real Estate Fund Nominees Pty Ltd.	1,991,407	756

Vukile Property Fund Ltd.	563,425	896
		16,930

Spain – 0.0%

Inmobiliaria Colonial S.A. *	132,409	342

Sweden – 1.0%

Castellum AB	181,066	3,010

Dios Fastigheter AB	41,239	342

Fabege AB	146,122	1,905

Fastighets AB Balder, Class B *	100,492	1,218

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Sweden – 1.0% – continued

Hemfosa Fastigheter AB *	42,639	$659

Hufvudstaden AB, Class A	122,273	1,727

Klovern AB	82,866	443

Kungsleden AB	150,979	1,247

Wallenstam AB, Class B	110,342	1,809

Wihlborgs Fastigheter AB	72,993	1,422
		13,782

Switzerland – 0.9%

Allreal Holding A.G. (Registered) *	10,486	1,513

Mobimo Holding A.G. (Registered) *	6,760	1,434

PSP Swiss Property A.G. (Registered) *	43,877	4,127

Swiss Prime Site A.G. (Registered) *	60,681	5,161
		12,235

Taiwan – 0.0%

Hung Poo Real Estate Development Corp.	221,585	204

Thailand – 0.5%

Amata Corp. PCL (Registered)	141,686	65

Amata Corp. PCL NVDR	436,771	200

AP Thailand PCL (Registered)	401,278	64

AP Thailand PCL NVDR	525,104	84

Central Pattana PCL (Registered)	825,726	1,196

Central Pattana PCL NVDR	661,598	961

Land and Houses PCL (Registered)	2,094,184	627

Land and Houses PCL NVDR	1,219,600	362

LPN Development PCL (Registered)	8,475	4

LPN Development PCL NVDR	622,701	308

Property Perfect PCL (Registered)	2,765,102	77

Property Perfect PCL NVDR	2,995,695	83

Pruksa Real Estate PCL NVDR	731,700	459

Quality Houses PCL NVDR	4,060,000	379

Sansiri PCL NVDR	3,916,200	229

SC Asset Corp. PCL (Registered)	664,875	66

SC Asset Corp. PCL NVDR	763,488	75

Siam Future Development PCL NVDR	921,912	158

Supalai PCL (Registered)	224,356	123

Supalai PCL NVDR	439,800	241

TICON Industrial Connection PCL NVDR	494,837	263

WHA Corp. PCL NVDR	264,200	255
		6,279

Turkey – 0.2%

Alarko Gayrimenkul Yatirim Ortakligi A.S.	5,636	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Turkey – 0.2% – continued

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	2,138,022	$2,518

Is Gayrimenkul Yatirim Ortakligi A.S.	311,856	189

Sinpas Gayrimenkul Yatirim Ortakligi A.S.	258,537	88
		2,846

United Arab Emirates – 0.9%

Aldar Properties PJSC	3,468,372	3,278

Emaar Properties PJSC	3,298,889	8,959

RAK Properties PJSC	1,079,088	328
		12,565

United Kingdom – 5.3%

Big Yellow Group PLC	142,253	1,297

British Land Co. PLC	1,103,058	12,041

Capital & Counties Properties PLC	723,618	4,227

Daejan Holdings PLC	5,401	440

Derwent London PLC	101,107	4,573

Development Securities PLC	135,497	530

Grainger PLC	453,931	1,826

Great Portland Estates PLC	379,933	3,997

Hammerson PLC	781,759	7,228

Hansteen Holdings PLC	706,739	1,288

Helical Bar PLC	109,531	682

Intu Properties PLC	747,691	3,520

Land Securities Group PLC	868,994	14,809

Londonmetric Property PLC	645,172	1,524

Primary Health Properties PLC	117,956	679

Quintain Estates & Development PLC *	505,232	868

Redefine International PLC	871,871	803

Safestore Holdings PLC	228,678	903

Schroder Real Estate Investment Trust Ltd.	427,753	367

Segro PLC	819,544	4,542

Shaftesbury PLC	279,104	3,061

St. Modwen Properties PLC	182,501	1,217

Unite Group PLC	232,238	1,682

Workspace Group PLC	115,447	1,140
		73,244

United States – 43.5%

Acadia Realty Trust	60,657	1,600

Agree Realty Corp.	15,693	477

Alexander’s, Inc.	2,257	815

Alexandria Real Estate Equities, Inc.	78,883	5,724

American Assets Trust, Inc.	38,416	1,296

American Campus Communities, Inc.	115,532	4,315

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

United States – 43.5% – continued

American Homes 4 Rent, Class A	147,000	$2,456

American Realty Capital Properties, Inc.	830,621	11,645

Apartment Investment & Management Co., Class A	160,671	4,855

Ashford Hospitality Trust, Inc.	70,351	793

Associated Estates Realty Corp.	63,481	1,075

AvalonBay Communities, Inc.	142,859	18,760

BioMed Realty Trust, Inc.	212,182	4,348

Boston Properties, Inc.	167,431	19,176

Brandywine Realty Trust	173,247	2,505

BRE Properties, Inc.	84,721	5,319

Brixmor Property Group, Inc.	45,500	970

Camden Property Trust	93,677	6,308

Campus Crest Communities, Inc.	71,414	620

CBL & Associates Properties, Inc.	187,723	3,332

Cedar Realty Trust, Inc.	87,518	535

Chambers Street Properties	261,300	2,030

Chesapeake Lodging Trust	54,831	1,411

CommonWealth REIT	130,652	3,436

CommonWealth REIT - (Fractional Shares) (2)	75,000	–

Corporate Office Properties Trust	90,773	2,418

Cousins Properties, Inc.	195,145	2,238

CubeSmart	153,672	2,637

DCT Industrial Trust, Inc.	349,864	2,757

DDR Corp.	337,176	5,557

DiamondRock Hospitality Co.	215,542	2,533

Digital Realty Trust, Inc.	141,855	7,530

Douglas Emmett, Inc.	146,322	3,971

Duke Realty Corp.	358,970	6,059

DuPont Fabros Technology, Inc.	72,729	1,751

EastGroup Properties, Inc.	34,097	2,145

Education Realty Trust, Inc.	126,738	1,251

Empire State Realty Trust, Inc., Class A	83,365	1,260

EPR Properties	58,349	3,115

Equity Lifestyle Properties, Inc.	83,002	3,374

Equity One, Inc.	65,255	1,458

Equity Residential	393,571	22,823

Essex Property Trust, Inc.	42,618	7,247

Excel Trust, Inc.	50,511	640

Extra Space Storage, Inc.	120,255	5,834

Federal Realty Investment Trust	73,759	8,462

FelCor Lodging Trust, Inc.	138,104	1,248

First Industrial Realty Trust, Inc.	121,492	2,347

First Potomac Realty Trust	64,370	832

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

United States – 43.5% – continued

Forest City Enterprises, Inc., Class A *	164,318	$3,138

Franklin Street Properties Corp.	97,218	1,225

General Growth Properties, Inc.	556,286	12,238

Getty Realty Corp.	27,589	521

Glimcher Realty Trust	160,281	1,608

Government Properties Income Trust	60,143	1,516

HCP, Inc.	500,133	19,400

Health Care REIT, Inc.	320,234	19,086

Healthcare Realty Trust, Inc.	105,802	2,555

Healthcare Trust of America, Inc., Class A	261,500	2,978

Hersha Hospitality Trust	190,069	1,108

Highwoods Properties, Inc.	99,106	3,807

Home Properties, Inc.	62,713	3,770

Hospitality Properties Trust	165,199	4,745

Host Hotels & Resorts, Inc.	822,363	16,645

Hudson Pacific Properties, Inc.	60,637	1,399

Inland Real Estate Corp.	94,339	995

Investors Real Estate Trust	117,878	1,059

Kilroy Realty Corp.	90,817	5,320

Kimco Realty Corp.	448,138	9,805

Kite Realty Group Trust	143,077	858

LaSalle Hotel Properties	114,838	3,596

Lexington Realty Trust	252,115	2,751

Liberty Property Trust	161,236	5,959

LTC Properties, Inc.	38,387	1,444

Macerich (The) Co.	155,157	9,671

Mack-Cali Realty Corp.	97,033	2,017

Medical Properties Trust, Inc.	178,478	2,283

Mid-America Apartment Communities, Inc.	82,220	5,613

National Health Investors, Inc.	32,134	1,943

National Retail Properties, Inc.	133,881	4,595

Omega Healthcare Investors, Inc.	137,160	4,598

Parkway Properties, Inc.	77,703	1,418

Pebblebrook Hotel Trust	70,808	2,391

Pennsylvania Real Estate Investment Trust	72,388	1,307

Piedmont Office Realty Trust, Inc., Class A	170,253	2,920

Post Properties, Inc.	59,769	2,935

Prologis, Inc.	550,265	22,467

PS Business Parks, Inc.	22,098	1,848

Public Storage	157,800	26,588

Ramco-Gershenson Properties Trust	72,479	1,181

Realty Income Corp.	229,260	9,368

Regency Centers Corp.	101,176	5,166

Retail Opportunity Investments Corp.	79,503	1,188

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

United States – 43.5% – continued

Retail Properties of America, Inc., Class A	207,200	$2,805

RLJ Lodging Trust	135,463	3,622

Rouse Properties, Inc.	39,918	688

Sabra Health Care REIT, Inc.	41,900	1,169

Saul Centers, Inc.	14,405	682

Select Income REIT	30,600	926

Senior Housing Properties Trust	207,793	4,669

Silver Bay Realty Trust Corp.	40,570	630

Simon Property Group, Inc.	347,005	56,909

SL Green Realty Corp.	104,707	10,536

Sovran Self Storage, Inc.	35,381	2,599

Spirit Realty Capital, Inc.	392,520	4,310

STAG Industrial, Inc.	48,800	1,176

Strategic Hotels & Resorts, Inc. *	184,910	1,884

Sun Communities, Inc.	42,749	1,928

Sunstone Hotel Investors, Inc.	201,787	2,771

Tanger Factory Outlet Centers, Inc.	103,605	3,626

Taubman Centers, Inc.	70,356	4,980

TravelCenters of America LLC - (Fractional Shares) *	50,000	–

UDR, Inc.	276,253	7,136

Universal Health Realty Income Trust	13,918	588

Urstadt Biddle Properties, Inc., Class A	25,639	530

Ventas, Inc.	324,931	19,681

Vornado Realty Trust	185,037	18,237

Washington Real Estate Investment Trust	72,820	1,739

Weingarten Realty Investors	120,165	3,605

Winthrop Realty Trust	35,752	414

WP Carey, Inc.	93,002	5,587
		603,738
Total Common Stocks (3)
(Cost $1,140,641)		1,365,977

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21	$114	$15
Total Convertible Bonds (3)
(Cost $18)		15

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Hong Kong – 0.0%

New World Development Co. Ltd. *	1,383,292	$286

United Kingdom – 0.0%

Intu Properties PLC *	213,626	338
Total Rights (3)
(Cost $698)		624

INVESTMENT COMPANIES – 0.6%

CPN Retail Growth Leasehold Property Fund	1,341,400	$637

F&C Commercial Property Trust Ltd.	542,726	1,088

F&C UK Real Estate Investment Ltd.	232,577	314

Medicx Fund Ltd.	379,346	534

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (4)(5)	4,229,668	4,230

Picton Property Income Ltd.	419,204	397

Standard Life Investment Property Income Trust PLC	162,987	203

UK Commercial Property Trust Ltd.	440,748	593
Total Investment Companies (3)
(Cost $7,636)		7,996

Total Investments – 99.0%
(Cost $1,148,993)		1,374,612

Other Assets less Liabilities – 1.0%		13,674
NET ASSETS – 100.0%		$1,388,286

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $19,343,000 with net sales of approximately $15,113,000 during the fiscal year ended March 31, 2014.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P Midcap 400 (U.S. Dollar)	70	$9,624	Long	6/14	$94
Euro Stoxx 50 (Euro)	28	1,196	Long	6/14	58
Hang Seng Index (Hong Kong Dollar)	15	2,141	Long	4/14	46
SPI 200 Index (Australian Dollar)	19	2,376	Long	6/14	25
TOPIX Index (Japanese Yen)	5	583	Long	6/14	17
Yen Denominated Nikkei 225 (Japanese Yen)	32	2,297	Long	6/14	(19)

Total					$221

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	44.9%
Japanese Yen	11.4
Honk Kong Dollar	9.6
Euro	6.8
Australian Dollar	5.9
British Pound	5.4
All other currencies less than 5%	16.0

Total	100.0%

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activity	13.0%
Diversified REITs	14.8
Health Care REITs	6.1
Office REITs	9.9
Real Estate Development	6.3
Real Estate Operating Companies	8.5
Residential REITs	8.3
Retail REITs	21.2
Other Industries less than 5%	11.9

Total	100.0%

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Morgan Stanley	Australian Dollar	2,546	United States Dollar	2,301	6/18/14	$(47)
Goldman Sachs	British Pound	241	United States Dollar	400	6/18/14	(1)
Citibank	Canadian Dollar	17	United States Dollar	15	6/18/14	– *
UBS	Japanese Yen	304,475	United States Dollar	3,000	6/18/14	49
UBS	United States Dollar	2,000	Australian Dollar	2,204	6/18/14	33
Citibank	United States Dollar	629	British Pound	378	6/18/14	1
Goldman Sachs	United States Dollar	638	Euro	458	6/18/14	(7)
Citibank	United States Dollar	899	Hong Kong Dollar	6,977	6/18/14	1
Citibank	United States Dollar	5	Japanese Yen	543	6/18/14	– *
Citibank	United States Dollar	3,200	Japanese Yen	326,675	6/18/14	(34)
Citibank	United States Dollar	388	Singapore Dollar	491	6/18/14	2
Citibank	United States Dollar	10	Swedish Krona	66	6/18/14	– *
Morgan Stanley	United States Dollar	1	Swiss Franc	1	6/18/14	– *

Total						$(3)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$17,743	$–		$–	$17,743
Canada	44,917	–		–	44,917
Chile	1,109	–		–	1,109
Mexico	7,459	–		1	7,460
Russia	719	–		–	719
United States	603,738	–		–	603,738
All other Countries	–	690,291	(1)	–	690,291
Convertible Bonds	–	15		–	15
Rights
Hong Kong	–	286		–	286
United Kingdom	–	338		–	338
Investment Companies	4,230	3,766		–	7,996
Total Investments	$679,915	$694,696		$1	$1,374,612

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$240	$–		$–	$240
Forward Foreign Currency Exchange Contracts	–	86		–	86
Liabilities
Futures Contracts	(19)	–		–	(19)
Forward Foreign Currency Exchange Contracts	–	(89)		–	(89)
Total Other Financial Instruments	$221		$(3)	$–	$218

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
China	$3,641	Valuations at last trade with foreign value adjustments
Japan	146,723	Valuations at last trade with foreign value adjustments
Malaysia	5,101	Valuations at last trade with foreign value adjustments
Taiwan	204	Valuations at last trade with foreign value adjustments
Thailand	4,698	Valuations at last trade with foreign value adjustments
Turkey	2,846	Valuations at last trade with foreign value adjustments
Investment Companies
Thailand	637	Valuations at last trade with foreign value adjustments
Total	$163,850

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Common Stocks

Mexico	$–	$–	$–	$–	$–	$–	$1	$–	$1		$(498)

The Fund valued the securities included in the balance as of 3/31/14 above using prices provided by the Asset Management PVC.

	FAIR VALUE AT 3/31/14 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$1	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value

The unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are reviewed based on available restructuring and recovery information. Values are compared to historical averages and general sector trends are taken into account. In general, an increase (decrease) in recovery or reduction (increase) in dilution would, in isolation, result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9%

Australia – 4.1%

AGL Energy Ltd.	6,029	$85

Amcor Ltd.	13,032	126

AMP Ltd.	33,584	155

APA Group	9,169	55

Asciano Ltd.	10,806	52

Australia & New Zealand Banking Group Ltd.	30,696	943

Bendigo and Adelaide Bank Ltd.	4,880	52

Boral Ltd.	8,582	45

Brambles Ltd.	17,607	151

Caltex Australia Ltd.	1,329	27

CFS Retail Property Trust Group	21,038	37

Coca-Cola Amatil Ltd.	6,315	65

Commonwealth Bank of Australia	18,019	1,297

Dexus Property Group	58,668	58

Fortescue Metals Group Ltd.	16,459	81

Goodman Group	18,638	82

GPT Group	19,686	67

Insurance Australia Group Ltd.	26,168	135

Lend Lease Group	6,036	66

Metcash Ltd.	10,365	25

Mirvac Group	39,086	62

National Australia Bank Ltd.	26,287	866

Newcrest Mining Ltd. *	8,137	75

Orica Ltd.	3,946	80

Origin Energy Ltd.	12,357	164

QBE Insurance Group Ltd.	13,729	163

Ramsay Health Care Ltd.	1,447	65

Sonic Healthcare Ltd.	4,193	67

SP AusNet	19,898	24

Stockland	25,065	87

Sydney Airport	11,660	45

Toll Holdings Ltd.	7,715	37

Transurban Group	15,378	104

Wesfarmers Ltd.	12,824	490

Westpac Banking Corp.	34,768	1,115

Woodside Petroleum Ltd.	7,313	265

WorleyParsons Ltd.	2,032	29
		7,342

Austria – 0.0%

OMV A.G.	1,612	73

Belgium – 0.2%

Colruyt S.A.	837	46

Delhaize Group S.A.	1,120	82

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Belgium – 0.2% – continued

KBC Groep N.V.	2,833	$175

Umicore S.A.	1,245	63
		366

Canada – 4.5%

Agnico Eagle Mines Ltd.	2,074	63

Agrium, Inc.	1,590	155

AltaGas Ltd.	1,300	53

ARC Resources Ltd.	3,335	92

Atco Ltd., Class I	800	38

Bank of Nova Scotia	13,543	784

Canadian National Railway Co.	9,396	528

Canadian Tire Corp. Ltd., Class A	829	78

Canadian Utilities Ltd., Class A	1,392	52

Cenovus Energy, Inc.	8,532	247

CGI Group, Inc., Class A *	2,200	68

Crescent Point Energy Corp.	4,466	163

Empire Co. Ltd., Class A	600	37

Enbridge, Inc.	8,836	401

Encana Corp.	8,429	180

Enerplus Corp.	2,206	44

Gildan Activewear, Inc.	1,213	61

Keyera Corp.	800	51

Kinross Gold Corp.	12,443	51

Loblaw Cos. Ltd.	1,172	50

Magna International, Inc.	2,500	240

MEG Energy Corp. *	1,600	54

Metro, Inc.	974	57

Open Text Corp.	1,400	67

Pengrowth Energy Corp.	5,302	32

Penn West Petroleum Ltd.	5,451	46

Potash Corp. of Saskatchewan, Inc.	9,695	351

Rogers Communications, Inc., Class B	4,105	170

Royal Bank of Canada	16,107	1,062

Shaw Communications, Inc., Class B	4,400	105

Shoppers Drug Mart Corp.	2,300	127

Silver Wheaton Corp.	3,800	86

Suncor Energy, Inc.	16,647	581

Teck Resources Ltd., Class B	6,144	133

TELUS Corp.	2,100	75

TELUS Corp.	300	11

Tim Hortons, Inc.	1,600	88

Toronto-Dominion Bank (The)	20,590	965

TransAlta Corp.	2,643	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Canada – 4.5% – continued

Valeant Pharmaceuticals International, Inc. *	3,600	$474
		7,951

Denmark – 0.7%

Novo Nordisk A/S, Class B	22,273	1,016

Novozymes A/S, Class B	2,570	113

Tryg A/S	267	27
		1,156

Finland – 0.1%

Metso OYJ	1,394	46

Neste Oil OYJ	1,226	25

Orion OYJ, Class B	959	29

Stora Enso OYJ (Registered)	5,704	61

UPM-Kymmene OYJ	6,068	104
		265

France – 3.3%

Accor S.A.	1,826	94

Aeroports de Paris	296	37

Air Liquide S.A.	3,500	475

AtoS	740	67

AXA S.A.	20,128	524

Bouygues S.A.	2,090	87

Bureau Veritas S.A.	2,379	73

Cap Gemini S.A.	1,634	124

Carrefour S.A.	6,740	261

Casino Guichard Perrachon S.A.	609	72

CGG S.A. *	1,845	30

Christian Dior S.A.	586	113

Cie de St-Gobain	4,687	284

CNP Assurances	1,914	40

Danone S.A.	6,375	451

Eurazeo S.A.	312	28

Gecina S.A.	255	34

ICADE	371	37

Imerys S.A.	353	31

JCDecaux S.A.	772	34

Kering	857	175

Lafarge S.A.	2,089	164

Lagardere S.C.A.	1,248	50

Legrand S.A.	2,959	184

L’Oreal S.A.	2,714	448

Natixis	9,964	73

Renault S.A.	2,129	207

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

France – 3.3% – continued

Rexel S.A.	2,578	$68

Schneider Electric S.A.	5,978	531

Schneider Electric S.A. (LSE European Quoting Service)	178	16

SES S.A.	3,460	129

Societe BIC S.A.	324	42

Suez Environnement Co.	2,995	61

Technip S.A.	1,161	120

Unibail-Rodamco S.E.	1,096	285

Vallourec S.A.	1,180	64

Vinci S.A.	5,404	403
		5,916

Germany – 3.3%

Adidas A.G.	2,295	249

Allianz S.E. (Registered)	5,108	863

BASF S.E.	10,271	1,141

Bayerische Motoren Werke A.G.	3,716	469

Beiersdorf A.G.	1,086	106

Deutsche Boerse A.G.	2,157	172

Deutsche Lufthansa A.G. (Registered) *	2,542	67

Deutsche Post A.G. (Registered)	10,193	379

Fraport A.G. Frankfurt Airport Services Worldwide	422	32

GEA Group A.G.	1,950	89

HeidelbergCement A.G.	1,600	137

Henkel A.G. & Co. KGaA	1,458	146

Hochtief A.G.	336	30

K+S A.G. (Registered)	2,005	66

Linde A.G.	2,085	417

Merck KGaA	730	123

Metro A.G.	1,339	55

Muenchener Rueckversicherungs A.G. (Registered)	2,013	440

ProSiebenSat.1 Media A.G. (Registered)	2,500	115

SAP A.G.	10,310	834

Suedzucker A.G.	801	23
		5,953

Hong Kong – 0.5%

Cathay Pacific Airways Ltd.	13,000	24

CLP Holdings Ltd.	20,099	152

Hang Seng Bank Ltd.	8,678	138

Hong Kong & China Gas Co. Ltd.	65,547	143

Hong Kong Exchanges and Clearing Ltd.	12,368	188

Li & Fung Ltd.	66,000	98

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Hong Kong – 0.5% – continued

MTR Corp. Ltd.	14,791	$55

Yue Yuen Industrial Holdings Ltd.	7,500	25
		823

Ireland – 0.2%

CRH PLC	8,274	231

Kerry Group PLC, Class A	1,675	128
		359

Israel – 0.0%

Delek Group Ltd.	44	18

Italy – 0.7%

Assicurazioni Generali S.p.A.	13,152	294

Atlantia S.p.A.	4,251	109

Enel Green Power S.p.A.	19,140	54

Exor S.p.A.	1,087	49

Intesa Sanpaolo S.p.A.	130,582	443

Pirelli & C. S.p.A.	2,656	42

Snam S.p.A.	22,898	134

Tenaris S.A.	5,389	119
		1,244

Japan – 8.8%

Aeon Co. Ltd.	6,600	74

AEON Financial Service Co. Ltd.	1,190	27

Aeon Mall Co. Ltd.	1,180	30

Air Water, Inc.	2,000	28

Aisin Seiki Co. Ltd.	2,100	76

Ajinomoto Co., Inc.	7,000	100

Alfresa Holdings Corp.	400	26

Amada Co. Ltd.	4,000	28

ANA Holdings, Inc.	11,000	24

Asahi Glass Co. Ltd.	11,000	64

Asahi Kasei Corp.	14,000	95

Asics Corp.	1,800	35

Astellas Pharma, Inc.	24,000	284

Benesse Holdings, Inc.	700	27

Canon, Inc.	12,700	393

Casio Computer Co. Ltd.	2,300	27

Central Japan Railway Co.	1,600	187

Chiyoda Corp.	2,000	26

Chugai Pharmaceutical Co. Ltd.	2,410	61

Citizen Holdings Co. Ltd.	2,600	20

Dai Nippon Printing Co. Ltd.	6,000	57

Daicel Corp.	3,000	25

Daido Steel Co. Ltd.	3,000	15

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Japan – 8.8% – continued

Daikin Industries Ltd.	2,700	$151

Dainippon Sumitomo Pharma Co. Ltd.	1,535	24

Daiwa House Industry Co. Ltd.	7,000	119

Denso Corp.	5,500	263

Dentsu, Inc.	2,300	87

East Japan Railway Co.	3,800	280

Eisai Co. Ltd.	2,705	105

FamilyMart Co. Ltd.	600	26

Fast Retailing Co. Ltd.	600	217

Fuji Heavy Industries Ltd.	6,608	178

FUJIFILM Holdings Corp.	5,000	134

Fujitsu Ltd. *	20,000	121

Hino Motors Ltd.	2,600	39

Hitachi Chemical Co. Ltd.	1,017	14

Hitachi Construction Machinery Co. Ltd.	1,000	19

Hitachi High-Technologies Corp.	543	13

Hitachi Metals Ltd.	2,000	28

Honda Motor Co. Ltd.	18,300	643

Ibiden Co. Ltd.	1,200	24

Inpex Corp.	10,000	130

Isetan Mitsukoshi Holdings Ltd.	3,800	47

Japan Steel Works (The) Ltd.	3,000	13

JFE Holdings, Inc.	5,600	105

JSR Corp.	1,800	33

JTEKT Corp.	2,200	33

Kajima Corp.	10,000	35

Kaneka Corp.	3,000	18

Kansai Paint Co. Ltd.	3,000	43

Kao Corp.	5,700	202

Kawasaki Heavy Industries Ltd.	15,000	55

KDDI Corp.	6,100	355

Keio Corp.	6,000	42

Keyence Corp.	500	206

Kikkoman Corp.	2,000	38

Kobe Steel Ltd.	33,551	45

Komatsu Ltd.	10,500	217

Konica Minolta, Inc.	5,000	47

Kubota Corp.	12,000	160

Kuraray Co. Ltd.	3,800	43

Kurita Water Industries Ltd.	1,100	24

Kyocera Corp.	3,600	162

Kyowa Hakko Kirin Co. Ltd.	3,000	32

Lawson, Inc.	700	49

Makita Corp.	1,200	66

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Japan – 8.8% – continued

Marubeni Corp.	18,123	$122

Marui Group Co. Ltd.	2,200	19

Mazda Motor Corp.	29,000	128

McDonald’s Holdings Co. Japan Ltd.	700	19

Miraca Holdings, Inc.	600	26

Mitsubishi Corp.	15,400	286

Mitsubishi Electric Corp.	22,000	247

Mitsubishi Motors Corp.	6,591	69

Mitsubishi UFJ Lease & Finance Co. Ltd.	5,830	29

Mitsui Chemicals, Inc.	8,000	20

Mitsui Fudosan Co. Ltd.	9,000	274

Mitsui OSK Lines Ltd.	11,000	43

Mizuho Financial Group, Inc.	257,873	509

Murata Manufacturing Co. Ltd.	2,215	208

Nabtesco Corp.	1,200	28

NGK Insulators Ltd.	3,000	62

NGK Spark Plug Co. Ltd.	2,000	45

Nikon Corp.	3,600	58

Nippon Meat Packers, Inc.	2,000	30

Nippon Steel & Sumitomo Metal Corp.	84,520	230

Nippon Telegraph & Telephone Corp.	4,200	228

Nippon Yusen K.K.	18,000	53

Nissan Motor Co. Ltd.	27,400	244

Nisshin Seifun Group, Inc.	2,200	24

Nissin Foods Holdings Co. Ltd.	600	27

Nitto Denko Corp.	1,900	92

NKSJ Holdings, Inc.	3,800	97

Nomura Research Institute Ltd.	1,066	34

NSK Ltd.	5,000	51

NTT Data Corp.	1,400	54

NTT DOCOMO, Inc.	17,200	271

Omron Corp.	2,200	91

Osaka Gas Co. Ltd.	20,000	76

Panasonic Corp.	24,400	278

Resona Holdings, Inc.	25,200	122

Rinnai Corp.	400	35

Santen Pharmaceutical Co. Ltd.	800	35

Secom Co. Ltd.	2,400	138

Sekisui Chemical Co. Ltd.	5,000	52

Sekisui House Ltd.	6,300	78

Seven & I Holdings Co. Ltd.	8,500	324

Sharp Corp. *	17,000	52

Shimadzu Corp.	3,000	27

Shimizu Corp.	6,000	31

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Japan – 8.8% – continued

Shin-Etsu Chemical Co. Ltd.	4,600	$263

Showa Shell Sekiyu K.K.	1,900	17

SoftBank Corp.	10,700	807

Sony Corp.	11,600	221

Stanley Electric Co. Ltd.	1,633	36

Sumitomo Chemical Co. Ltd.	16,000	59

Sumitomo Electric Industries Ltd.	8,600	128

Sumitomo Heavy Industries Ltd.	6,000	24

Sumitomo Metal Mining Co. Ltd.	6,000	75

Sumitomo Mitsui Financial Group, Inc.	14,300	610

Sumitomo Rubber Industries Ltd.	1,700	22

Suruga Bank Ltd.	2,170	38

Suzuken Co. Ltd.	853	33

Suzuki Motor Corp.	4,171	109

Sysmex Corp.	1,542	49

T&D Holdings, Inc.	6,400	76

Taiyo Nippon Sanso Corp.	3,000	24

Takashimaya Co. Ltd.	3,000	28

Takeda Pharmaceutical Co. Ltd.	8,900	421

TDK Corp.	1,300	54

Teijin Ltd.	9,000	22

Toho Co. Ltd.	1,100	22

Toho Gas Co. Ltd.	4,000	22

Tokyo Electron Ltd.	2,000	123

Tokyo Gas Co. Ltd.	27,000	137

Tokyu Corp.	12,000	74

Toppan Printing Co. Ltd.	6,000	43

Toray Industries, Inc.	16,000	106

TOTO Ltd.	3,000	42

Toyo Seikan Group Holdings Ltd.	1,600	26

Toyo Suisan Kaisha Ltd.	1,000	33

Toyoda Gosei Co. Ltd.	700	13

Toyota Boshoku Corp.	500	5

Toyota Industries Corp.	1,900	91

Toyota Tsusho Corp.	2,300	58

Tsumura & Co.	600	14

USS Co. Ltd.	2,500	35

Yakult Honsha Co. Ltd.	900	45

Yamada Denki Co. Ltd.	10,460	35

Yamaha Corp.	1,500	19

Yamaha Motor Co. Ltd.	3,100	49

Yaskawa Electric Corp.	3,000	41

Yokogawa Electric Corp.	2,100	34
		15,563

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Netherlands – 2.1%

Aegon N.V.	20,511	$189

Akzo Nobel N.V.	2,658	218

ASML Holding N.V.	4,018	372

CNH Industrial N.V. *	10,777	124

Core Laboratories N.V.	500	99

Delta Lloyd N.V.	2,034	56

Fugro N.V. – CVA	764	47

ING Groep N.V. – CVA *	43,023	612

Koninklijke Ahold N.V.	10,506	211

Koninklijke DSM N.V.	1,760	121

Koninklijke KPN N.V. *	36,449	129

Koninklijke Philips N.V.	10,543	371

Koninklijke Vopak N.V.	776	43

Randstad Holding N.V.	1,306	77

Reed Elsevier N.V.	7,871	170

Unilever N.V. – CVA	18,237	750

Wolters Kluwer N.V.	3,275	93
		3,682

New Zealand – 0.1%

Auckland International Airport Ltd.	10,502	34

Contact Energy Ltd.	3,201	15

Fletcher Building Ltd.	7,599	63
		112

Norway – 0.4%

Aker Solutions ASA	1,622	25

DNB ASA	10,781	188

Norsk Hydro ASA	14,855	74

Orkla ASA	8,940	76

Statoil ASA	12,283	347
		710

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) *	20,739	39

EDP – Energias de Portugal S.A.	21,481	100

Galp Energia SGPS S.A.	3,854	66

Jeronimo Martins SGPS S.A.	2,778	47
		252

Singapore – 0.2%

Ascendas Real Estate Investment Trust	20,000	36

CapitaLand Ltd.	27,000	62

CapitaMall Trust	27,000	40

CapitaMalls Asia Ltd.	14,000	20

City Developments Ltd.	4,000	32

Jardine Cycle & Carriage Ltd.	1,000	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Singapore – 0.2% – continued

Keppel Land Ltd.	7,000	$19

Singapore Airlines Ltd.	6,000	50

Singapore Press Holdings Ltd.	17,000	57
		352

Spain – 1.4%

Abertis Infraestructuras S.A.	4,413	101

Amadeus IT Holding S.A., Class A	4,312	179

Banco Bilbao Vizcaya Argentaria S.A.	64,751	779

CaixaBank S.A.	19,841	128

Distribuidora Internacional de Alimentacion S.A.	6,015	55

Enagas S.A.	2,217	67

Ferrovial S.A.	4,332	94

Iberdrola S.A.	54,065	379

Inditex S.A.	2,404	361

Red Electrica Corp. S.A.	1,179	96

Repsol S.A.	9,622	246
		2,485

Sweden – 2.0%

Alfa Laval AB	3,427	93

Assa Abloy AB, Class B	3,776	202

Atlas Copco AB, Class A	7,476	216

Atlas Copco AB, Class B	4,456	122

Autoliv, Inc.	1,113	112

Boliden AB	2,834	43

Electrolux AB, Series B	2,800	61

Hennes & Mauritz AB, Class B	10,651	454

Industrivarden AB, Class C	1,183	23

Investment AB Kinnevik, Class B	2,571	95

Nordea Bank AB	34,078	484

Sandvik AB	12,086	171

Scania AB, Class B	3,447	101

Skandinaviska Enskilda Banken AB, Class A	16,874	231

Skanska AB, Class B	4,355	103

SKF AB, Class B	4,519	116

Svenska Cellulosa AB S.C.A., Class B	6,507	192

Swedbank AB, Class A	10,199	274

TeliaSonera AB	26,921	203

Volvo AB, Class B	16,853	267
		3,563

Switzerland – 4.2%

ACE Ltd.	3,784	375

Actelion Ltd. (Registered) *	1,157	110

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

Switzerland – 4.2% – continued

Aryzta A.G. *	952	$84

Coca-Cola HBC A.G. – CDI	2,191	55

Geberit A.G. (Registered)	408	134

Givaudan S.A. (Registered) *	105	162

Holcim Ltd. (Registered) *	2,550	212

Lindt & Spruengli A.G. (Registered)	1	59

Lindt & Spruengli A.G. (Participation Certificate)	9	45

Lonza Group A.G. (Registered) *	572	58

Novartis A.G. (Registered)	25,702	2,183

Pentair Ltd. (Registered)	2,179	173

Roche Holding A.G. (Genusschein)	7,850	2,360

SGS S.A. (Registered)	62	153

Sika A.G. (Bearer)	25	102

STMicroelectronics N.V.	7,391	68

Sulzer A.G. (Registered)	237	33

Swiss Re A.G. *	3,958	367

Swisscom A.G. (Registered)	264	162

Tyco International Ltd.	5,100	216

Weatherford International Ltd. *	8,700	151

Wolseley PLC	2,978	170
		7,432

United Kingdom – 8.8%

3i Group PLC	10,418	69

Aberdeen Asset Management PLC	10,129	66

Aggreko PLC	2,925	73

AMEC PLC	3,220	60

Associated British Foods PLC	3,957	184

Aviva PLC	33,227	265

BG Group PLC	38,172	712

British Land Co. PLC	10,867	119

BT Group PLC	88,631	564

Bunzl PLC	3,821	102

Capita PLC	7,493	137

Centrica PLC	57,375	316

Delphi Automotive PLC	3,200	217

easyJet PLC	1,749	50

Ensco PLC, Class A	2,700	143

Fresnillo PLC	2,068	29

GKN PLC	18,720	122

GlaxoSmithKline PLC	54,333	1,447

Hammerson PLC	7,602	70

HSBC Holdings PLC	209,482	2,121

InterContinental Hotels Group PLC	2,818	91

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United Kingdom – 8.8% – continued

Intertek Group PLC	1,765	$91

Intu Properties PLC	7,745	36

Investec PLC	6,523	53

J Sainsbury PLC	13,050	69

Johnson Matthey PLC	2,218	121

Kingfisher PLC	26,330	185

Land Securities Group PLC	8,931	152

Legal & General Group PLC	65,343	223

Liberty Global PLC, Class A *	2,297	96

Liberty Global PLC, Class C *	5,937	242

London Stock Exchange Group PLC	1,905	63

Marks & Spencer Group PLC	18,088	136

Meggitt PLC	8,453	68

National Grid PLC	41,809	574

Next PLC	1,752	193

Noble Corp. PLC	2,900	95

Old Mutual PLC	55,440	186

Pearson PLC	9,143	162

Petrofac Ltd.	2,812	68

Prudential PLC	28,665	607

Reckitt Benckiser Group PLC	7,259	592

Reed Elsevier PLC	13,032	199

Rexam PLC	8,693	71

RSA Insurance Group PLC	39,544	59

Schroders PLC	1,137	49

Segro PLC	8,179	45

Smiths Group PLC	4,265	91

SSE PLC	10,892	267

Standard Chartered PLC	27,203	569

Standard Life PLC	26,940	170

Subsea 7 S.A.	2,821	52

Tate & Lyle PLC	5,144	57

Tesco PLC	90,739	447

Travis Perkins PLC	2,666	84

Tullow Oil PLC	10,217	128

Unilever PLC	14,383	614

Vodafone Group PLC	295,598	1,088

Whitbread PLC	1,957	136

William Hill PLC	9,456	54

Willis Group Holdings PLC	1,800	79

WM Morrison Supermarkets PLC	25,486	91

WPP PLC	14,752	305
		15,624

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2%

3M Co.	7,116	$966

Abbott Laboratories	17,300	666

Accenture PLC, Class A	7,100	566

Adobe Systems, Inc. *	5,389	354

Advance Auto Parts, Inc.	800	101

Aetna, Inc.	4,063	305

Aflac, Inc.	5,145	324

Agilent Technologies, Inc.	3,660	205

Air Products & Chemicals, Inc.	2,322	276

Albemarle Corp.	900	60

Alexion Pharmaceuticals, Inc. *	2,150	327

American Express Co.	10,816	974

American Tower Corp.	4,400	360

American Water Works Co., Inc.	1,900	86

AmerisourceBergen Corp.	2,600	171

AMETEK, Inc.	2,750	142

Amgen, Inc.	8,400	1,036

Analog Devices, Inc.	3,505	186

Annaly Capital Management, Inc.	10,800	118

Apache Corp.	4,399	365

Applied Materials, Inc.	13,591	278

Autodesk, Inc. *	2,600	128

AutoZone, Inc. *	383	206

AvalonBay Communities, Inc.	1,400	184

Avery Dennison Corp.	1,000	51

Avon Products, Inc.	4,600	67

Axis Capital Holdings Ltd.	1,100	50

Baker Hughes, Inc.	4,900	319

Ball Corp.	1,440	79

Bank of New York Mellon (The) Corp.	12,938	457

BB&T Corp.	7,940	319

Becton Dickinson and Co.	2,213	259

Bed Bath & Beyond, Inc. *	2,350	162

Berkshire Hathaway, Inc., Class B *	12,397	1,549

Best Buy Co., Inc.	3,125	83

Biogen Idec, Inc. *	2,640	807

BlackRock, Inc.	1,491	469

BorgWarner, Inc.	2,620	161

Boston Properties, Inc.	1,670	191

Bristol-Myers Squibb Co.	18,383	955

Bunge Ltd.	1,600	127

C.H. Robinson Worldwide, Inc.	1,770	93

CA, Inc.	3,400	105

Cablevision Systems Corp., Class A (New York Group)	1,991	34

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

Calpine Corp. *	3,969	$83

Cameron International Corp. *	2,700	167

Campbell Soup Co.	2,200	99

Capital One Financial Corp.	6,500	502

CarMax, Inc. *	2,400	112

CBRE Group, Inc., Class A *	3,223	88

Celanese Corp., Series A	1,700	94

CenterPoint Energy, Inc.	4,380	104

CenturyLink, Inc.	6,696	220

Cerner Corp. *	3,500	197

Charles Schwab (The) Corp.	13,013	356

Cheniere Energy, Inc. *	2,300	127

Chipotle Mexican Grill, Inc. *	348	198

Chubb (The) Corp.	2,832	253

Cigna Corp.	3,069	257

Cimarex Energy Co.	1,000	119

Cisco Systems, Inc.	59,756	1,339

CIT Group, Inc.	2,200	108

Clorox (The) Co.	1,400	123

CME Group, Inc.	3,605	267

Coca-Cola Enterprises, Inc.	2,800	134

Cognizant Technology Solutions Corp., Class A *	6,660	337

Colgate-Palmolive Co.	10,328	670

Comerica, Inc.	2,100	109

ConAgra Foods, Inc.	4,700	146

Concho Resources, Inc. *	1,173	144

Consolidated Edison, Inc.	3,323	178

Continental Resources, Inc. *	557	69

Corning, Inc.	16,300	339

Crown Castle International Corp.	3,657	270

CSX Corp.	11,380	330

Cummins, Inc.	1,959	292

Danaher Corp.	6,664	500

Darden Restaurants, Inc.	1,530	78

DaVita HealthCare Partners, Inc. *	2,100	145

Deere & Co.	4,054	368

Denbury Resources, Inc.	4,100	67

DENTSPLY International, Inc.	1,500	69

Devon Energy Corp.	4,305	288

Digital Realty Trust, Inc.	1,400	74

Discover Financial Services	5,290	308

Discovery Communications, Inc., Class A *	1,600	132

Discovery Communications, Inc., Class C *	900	69

Dover Corp.	1,859	152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

Dr. Pepper Snapple Group, Inc.	2,289	$125

Duke Energy Corp.	7,900	563

Duke Realty Corp.	3,600	61

Dun & Bradstreet (The) Corp.	423	42

Eastman Chemical Co.	1,700	147

Eaton Corp. PLC	5,189	390

Ecolab, Inc.	3,072	332

Edwards Lifesciences Corp. *	1,200	89

EMC Corp.	23,000	630

Emerson Electric Co.	7,855	525

Energen Corp.	800	65

Energizer Holdings, Inc.	700	71

EOG Resources, Inc.	3,089	606

EQT Corp.	1,705	165

Equifax, Inc.	1,300	88

Equity Residential	3,800	220

Estee Lauder (The) Cos., Inc., Class A	2,600	174

Expeditors International of Washington, Inc.	2,190	87

Fastenal Co.	3,128	154

Federal Realty Investment Trust	700	80

FleetCor Technologies, Inc. *	800	92

Flextronics International Ltd. *	6,253	58

Fluor Corp.	1,800	140

FMC Technologies, Inc. *	2,700	141

Ford Motor Co.	41,200	643

Franklin Resources, Inc.	4,524	245

Frontier Communications Corp.	11,600	66

GameStop Corp., Class A	1,200	49

Gap (The), Inc.	2,775	111

General Mills, Inc.	7,160	371

Genuine Parts Co.	1,720	149

Gilead Sciences, Inc. *	17,124	1,213

Google, Inc., Class A *	3,089	3,443

Harley-Davidson, Inc.	2,555	170

Hartford Financial Services Group (The), Inc.	4,800	169

Hasbro, Inc.	1,400	78

HCP, Inc.	5,100	198

Health Care REIT, Inc.	3,300	197

Henry Schein, Inc. *	933	111

Herbalife Ltd.	900	52

Hertz Global Holdings, Inc. *	5,100	136

Hess Corp.	3,446	286

Hewlett-Packard Co.	21,483	695

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

Hologic, Inc. *	2,900	$62

Hormel Foods Corp.	1,700	84

Host Hotels & Resorts, Inc.	8,529	173

Humana, Inc.	1,747	197

IHS, Inc., Class A *	725	88

Illinois Tool Works, Inc.	4,721	384

Ingersoll-Rand PLC	3,280	188

Integrys Energy Group, Inc.	800	48

Intel Corp.	55,595	1,435

IntercontinentalExchange Group, Inc.	1,248	247

International Business Machines Corp.	11,511	2,216

International Flavors & Fragrances, Inc.	900	86

International Paper Co.	4,622	212

Intuit, Inc.	3,100	241

Invesco Ltd.	5,000	185

Iron Mountain, Inc.	1,606	44

Jacobs Engineering Group, Inc. *	1,400	89

JB Hunt Transport Services, Inc.	1,000	72

JM Smucker (The) Co.	1,200	117

Johnson & Johnson	31,501	3,094

Johnson Controls, Inc.	7,721	365

Joy Global, Inc.	1,134	66

Kellogg Co.	2,900	182

Keurig Green Mountain, Inc.	1,421	150

KeyCorp	10,219	146

Kimberly-Clark Corp.	4,235	467

Kinder Morgan Management LLC *	1,196	86

Kohl’s Corp.	2,200	125

Kraft Foods Group, Inc.	6,700	376

Kroger (The) Co.	5,600	244

Laboratory Corp. of America Holdings *	1,000	98

Lam Research Corp. *	1,900	104

Legg Mason, Inc.	1,200	59

Level 3 Communications, Inc. *	1,800	70

Liberty Interactive Corp., Class A *	5,300	153

Liberty Media Corp., Class A *	1,100	144

Liberty Property Trust	1,700	63

LKQ Corp. *	3,200	84

Lowe’s Cos., Inc.	11,800	577

LyondellBasell Industries N.V., Class A	5,245	466

M&T Bank Corp.	1,341	163

Macerich (The) Co.	1,500	93

Macy’s, Inc.	4,100	243

Manpowergroup, Inc.	900	71

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

Marathon Oil Corp.	7,900	$281

Marathon Petroleum Corp.	3,400	296

Marriott International, Inc., Class A	2,716	152

Marsh & McLennan Cos., Inc.	6,200	306

Masco Corp.	3,940	87

Mattel, Inc.	3,848	154

McCormick & Co., Inc. (Non Voting)	1,300	93

McDonald’s Corp.	11,102	1,088

MDU Resources Group, Inc.	2,000	69

Mead Johnson Nutrition Co.	2,234	186

MeadWestvaco Corp.	1,938	73

Medtronic, Inc.	11,175	688

Merck & Co., Inc.	32,700	1,856

Mettler-Toledo International, Inc. *	300	71

MGM Resorts International *	4,200	109

Microchip Technology, Inc.	2,300	110

Mohawk Industries, Inc. *	665	90

Mondelez International, Inc., Class A	18,663	645

Mosaic (The) Co.	3,300	165

Motorola Solutions, Inc.	2,508	161

NASDAQ OMX Group (The), Inc.	1,300	48

National Oilwell Varco, Inc.	4,712	367

Netflix, Inc. *	596	210

NetSuite, Inc. *	400	38

New York Community Bancorp, Inc.	4,700	76

Newell Rubbermaid, Inc.	3,115	93

NextEra Energy, Inc.	4,882	467

NIKE, Inc., Class B	7,960	588

NiSource, Inc.	3,400	121

Noble Energy, Inc.	3,900	277

Nordstrom, Inc.	1,657	103

Norfolk Southern Corp.	3,407	331

Northeast Utilities	3,511	160

Northern Trust Corp. (1)(2)	2,400	157

Nucor Corp.	3,574	181

Occidental Petroleum Corp.	9,000	858

Oceaneering International, Inc.	1,200	86

ONEOK, Inc.	2,200	130

Oracle Corp.	40,700	1,665

O’Reilly Automotive, Inc. *	1,200	178

Owens-Illinois, Inc. *	1,879	64

PACCAR, Inc.	3,975	268

Pall Corp.	1,200	107

Parker Hannifin Corp.	1,690	202

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

PartnerRe Ltd.	500	$52

Patterson Cos., Inc.	881	37

People’s United Financial, Inc.	3,347	50

Pepco Holdings, Inc.	2,700	55

PepsiCo, Inc.	17,128	1,430

PetSmart, Inc.	1,100	76

PG&E Corp.	4,935	213

Phillips 66	6,400	493

Pinnacle West Capital Corp.	1,200	66

Pioneer Natural Resources Co.	1,550	290

Plum Creek Timber Co., Inc.	1,900	80

PNC Financial Services Group (The), Inc.	5,929	516

Polaris Industries, Inc.	700	98

Praxair, Inc.	3,344	438

Precision Castparts Corp.	1,600	404

Principal Financial Group, Inc.	3,302	152

Procter & Gamble (The) Co.	30,368	2,448

Progressive (The) Corp.	6,471	157

Prologis, Inc.	5,595	228

Prudential Financial, Inc.	5,172	438

Public Service Enterprise Group, Inc.	5,700	217

PVH Corp.	900	112

QEP Resources, Inc.	1,849	54

QUALCOMM, Inc.	18,900	1,490

Quanta Services, Inc. *	2,300	85

Range Resources Corp.	1,800	149

RenaissanceRe Holdings Ltd.	518	51

Robert Half International, Inc.	1,600	67

Rock-Tenn Co., Class A	854	90

Rockwell Automation, Inc.	1,567	195

Rockwell Collins, Inc.	1,432	114

Roper Industries, Inc.	1,089	145

Ross Stores, Inc.	2,502	179

Royal Caribbean Cruises Ltd.	1,800	98

Safeway, Inc.	2,700	100

Salesforce.com, Inc. *	6,300	360

SBA Communications Corp., Class A *	1,400	127

Scripps Networks Interactive, Inc., Class A	900	68

Sealed Air Corp.	2,200	72

Sempra Energy	2,627	254

Sherwin-Williams (The) Co.	1,000	197

Sigma-Aldrich Corp.	1,300	121

Simon Property Group, Inc.	3,441	564

Southwestern Energy Co. *	3,900	179

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

Spectra Energy Corp.	7,400	$273

Sprint Corp. *	11,092	102

Staples, Inc.	7,155	81

Starbucks Corp.	8,412	617

Starwood Hotels & Resorts Worldwide, Inc.	2,080	166

State Street Corp.	4,826	336

Superior Energy Services, Inc.	1,778	55

Symantec Corp.	7,800	156

Sysco Corp.	6,417	232

T Rowe Price Group, Inc.	2,929	241

Target Corp.	6,771	410

TD Ameritrade Holding Corp.	2,400	81

Teradata Corp. *	1,900	93

Tesla Motors, Inc. *	960	200

Tesoro Corp.	1,400	71

Texas Instruments, Inc.	12,272	579

Thermo Fisher Scientific, Inc.	4,100	493

Tiffany & Co.	1,467	126

Time Warner Cable, Inc.	3,200	439

Time Warner, Inc.	10,100	660

TJX (The) Cos., Inc.	8,036	487

Tractor Supply Co.	1,500	106

Travelers (The) Cos., Inc.	4,097	349

TripAdvisor, Inc. *	1,300	118

UDR, Inc.	2,700	70

Ulta Salon Cosmetics & Fragrance, Inc. *	700	68

Under Armour, Inc., Class A *	900	103

Union Pacific Corp.	5,150	966

United Parcel Service, Inc., Class B	8,041	783

US Bancorp	20,405	875

Varian Medical Systems, Inc. *	1,200	101

Ventas, Inc.	3,300	200

Vertex Pharmaceuticals, Inc. *	2,500	177

VF Corp.	3,944	244

Vornado Realty Trust	1,836	181

Waste Management, Inc.	4,900	206

Waters Corp. *	1,000	108

Weyerhaeuser Co.	6,600	194

Whirlpool Corp.	860	129

Whiting Petroleum Corp. *	1,342	93

Whole Foods Market, Inc.	3,900	198

Williams (The) Cos., Inc.	7,700	312

Windstream Holdings, Inc.	6,990	58

Wisconsin Energy Corp.	2,600	121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.9% – continued

United States – 51.2% – continued

WW Grainger, Inc.	661	$167

Xcel Energy, Inc.	5,500	167

Xerox Corp.	12,631	143

Xylem, Inc.	2,100	76

Yahoo!, Inc. *	10,800	388
		90,949
Total Common Stocks (3)
(Cost $125,091)		172,190

PREFERRED STOCKS – 0.4%

Germany – 0.4%

Bayerische Motoren Werke A.G.	600	57

Henkel A.G. & Co. KGaA	2,013	216

Volkswagen A.G.	1,624	421
		694
Total Preferred Stocks (3)
(Cost $508)		694

RIGHTS – 0.0%

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	64,751	15

United Kingdom – 0.0%

Intu Properties PLC *	2,212	4

RSA Insurance Group PLC *	14,829	8
		12
Total Rights (3)
(Cost $24)		27

INVESTMENT COMPANIES – 1 .7%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (4)(5)	3,015,497	3,015
Total Investment Companies
(Cost $3,015)		3,015

Total Investments – 99.0%
(Cost $128,638)		175,926

Other Assets less Liabilities – 1.0%		1,749
NET ASSETS – 100.0%		$177,675

(1)	At March 31, 2013, the value of the Fund’s investment in Northern Trust Corp. was approximately $109,000. There were net purchases of approximately $25,000 during the fiscal year ended March 31, 2014. The change in net

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

unrealized appreciation during the fiscal year ended March 31, 2014, was approximately $23,000.
(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $2,326,000 with net purchases of approximately $689,000 during the fiscal year ended March 31, 2014.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500 (United States Dollar)	30	$2,797	Long	6/14	$26
Euro Stoxx 50 (Euro)	16	683	Long	6/14	33
FTSE 100 Index (British Pound)	5	545	Long	6/14	5
S&P/TSX 60 Index (Canadian Dollar)	1	148	Long	6/14	1
SPI 200 Index (Australian Dollar)	2	250	Long	6/14	4
Topix Index (Japanese Yen)	1	117	Long	6/14	3
Yen Denominated Nikkei 225 (Japanese Yen)	5	359	Long	6/14	15

Total					$87

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	53.8%
Euro	12.3
Japanese Yen	9.0
British Pound	8.6
All other currencies less than 5%	16.3

Total	100.0%

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	9.6
Energy	7.3
Financials	21.9
Health Care	13.2
Industrials	11.5
Information Technology	12.3
Materials	5.8
Telecommunication Services	2.7
Utilities	3.4

Total	100.0%

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Goldman Sachs	British Pound	205	United States Dollar	340	6/18/14	$(2)
Goldman Sachs	Canadian Dollar	190	United States Dollar	170	6/18/14	(2)
Morgan Stanley	Euro	290	United States Dollar	400	6/18/14	1
Morgan Stanley	Japanese Yen	30,687	United States Dollar	300	6/18/14	3
Morgan Stanley	Swiss Franc	111	United States Dollar	125	6/18/14	– *
Morgan Stanley	United States Dollar	110	Australian Dollar	122	6/18/14	2
Citibank	United States Dollar	93	British Pound	56	6/18/14	– *
Morgan Stanley	United States Dollar	430	British Pound	261	6/18/14	4
Citibank	United States Dollar	157	Canadian Dollar	174	6/18/14	– *
Morgan Stanley	United States Dollar	150	Canadian Dollar	169	6/18/14	3
Morgan Stanley	United States Dollar	700	Euro	508	6/18/14	– *
Citibank	United States Dollar	360	Japanese Yen	36,845	6/18/14	(3)
Citibank	United States Dollar	242	Japanese Yen	24,553	6/18/14	(4)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2014

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Morgan Stanley	United States Dollar	150	Swiss Franc	133	6/18/14	$– *

Total						$2

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$7,951	$–		$–	$7,951
Netherlands	99	3,583		–	3,682
Sweden	112	3,451		–	3,563
Switzerland	915	6,517		–	7,432
United Kingdom	871	14,753		–	15,624
United States	90,949	–		–	90,949
All Other Countries	–	42,989	(1)	–	42,989
Preferred Stocks	–	694	(1)	–	694
Rights	–	27	(1)	–	27
Investment Companies	3,015	–		–	3,015
Total Investments	$103,912	$72,014		$–	$175,926

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$87	$–	$–	$87
Forward Foreign Currency Exchange Contracts	–	13	–	13
Liabilities
Forward Foreign Currency Exchange Contracts	–	(11)	–	(11)
Total Other Financial Instruments	$87	$2	$–	$89

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
Japan	13,969	Valuations at last trade with foreign value adjustments
Total	$13,969

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7%

Australia – 7.7%

AGL Energy Ltd.	189,247	$2,665

ALS Ltd.	118,745	808

Alumina Ltd. *	859,995	954

Amcor Ltd.	418,581	4,036

AMP Ltd.	995,948	4,607

APA Group	298,093	1,778

Asciano Ltd.	329,960	1,592

ASX Ltd.	68,552	2,294

Aurizon Holdings Ltd.	682,746	3,262

Australia & New Zealand Banking Group Ltd.	927,813	28,515

Bank of Queensland Ltd.	104,202	1,245

Bendigo and Adelaide Bank Ltd.	152,340	1,611

BGP Holdings PLC – (Fractional Shares) (1)*	1,085,479	–

BHP Billiton Ltd.	1,086,552	36,787

Boral Ltd.	264,005	1,384

Brambles Ltd.	534,286	4,591

Caltex Australia Ltd.	45,247	929

CFS Retail Property Trust Group	701,819	1,230

Coca-Cola Amatil Ltd.	199,882	2,045

Cochlear Ltd.	19,198	1,015

Commonwealth Bank of Australia	547,584	39,418

Computershare Ltd.	162,416	1,824

Crown Resorts Ltd.	135,797	2,096

CSL Ltd.	164,208	10,597

Dexus Property Group	1,864,171	1,833

Echo Entertainment Group Ltd.	266,882	607

Federation Centres Ltd.	476,350	1,043

Flight Centre Travel Group Ltd.	18,647	908

Fortescue Metals Group Ltd.	529,682	2,595

Goodman Group	586,346	2,573

GPT Group	573,564	1,947

Harvey Norman Holdings Ltd.	158,740	486

Iluka Resources Ltd.	141,286	1,300

Incitec Pivot Ltd.	556,113	1,528

Insurance Australia Group Ltd.	787,580	4,076

James Hardie Industries PLC – CDI	150,182	1,997

Leighton Holdings Ltd.	57,203	1,120

Lend Lease Group	196,427	2,160

Macquarie Group Ltd.	98,159	5,294

Metcash Ltd.	275,252	669

Mirvac Group	1,320,918	2,083

National Australia Bank Ltd.	794,404	26,182

Newcrest Mining Ltd. *	261,078	2,400

Orica Ltd.	125,564	2,549

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Australia – 7.7% – continued

Origin Energy Ltd.	372,602	$4,940

Qantas Airways Ltd. *	335,634	345

QBE Insurance Group Ltd.	413,030	4,914

Ramsay Health Care Ltd.	47,054	2,101

REA Group Ltd.	17,163	776

Rio Tinto Ltd.	147,754	8,739

Santos Ltd.	338,407	4,239

Seek Ltd.	109,228	1,781

Sonic Healthcare Ltd.	136,320	2,185

SP AusNet	562,712	684

Stockland	761,996	2,651

Suncorp Group Ltd.	436,027	5,207

Sydney Airport	383,141	1,493

Tabcorp Holdings Ltd.	242,237	768

Tatts Group Ltd.	479,516	1,290

Telstra Corp. Ltd.	1,479,498	6,979

Toll Holdings Ltd.	211,695	1,022

Transurban Group	471,981	3,179

Treasury Wine Estates Ltd.	215,985	707

Wesfarmers Ltd.	389,096	14,871

Westfield Group	672,061	6,391

Westfield Retail Trust	1,026,659	2,838

Westpac Banking Corp.	1,056,432	33,881

Woodside Petroleum Ltd.	223,167	8,079

Woolworths Ltd.	423,518	14,035

WorleyParsons Ltd.	63,968	899
		353,627

Austria – 0.3%

Andritz A.G.	24,938	1,542

Erste Group Bank A.G.	87,295	2,988

IMMOFINANZ A.G. *	333,732	1,561

OMV A.G.	50,759	2,305

Raiffeisen Bank International A.G.	40,597	1,357

Telekom Austria A.G.	66,437	659

Vienna Insurance Group A.G. Wiener Versicherung Gruppe	11,517	569

Voestalpine A.G.	38,185	1,683
		12,664

Belgium – 1.2%

Ageas	75,967	3,388

Anheuser-Busch InBev N.V.	273,100	28,705

Belgacom S.A.	55,766	1,750

Colruyt S.A.	25,327	1,398

Delhaize Group S.A.	36,494	2,674

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Belgium – 1.2% – continued

Groupe Bruxelles Lambert S.A.	28,140	$2,812

KBC Groep N.V.	84,293	5,195

Solvay S.A., Class A	19,889	3,126

Telenet Group Holding N.V.	16,476	1,015

UCB S.A.	38,385	3,078

Umicore S.A.	38,252	1,953
		55,094

Denmark – 1.4%

AP Moeller – Maersk A/S, Class A	189	2,185

AP Moeller – Maersk A/S, Class B	440	5,290

Carlsberg A/S, Class B	37,407	3,727

Coloplast A/S, Class B	38,031	3,082

Danske Bank A/S	221,341	6,172

DSV A/S	64,132	2,072

Novo Nordisk A/S, Class B	675,623	30,821

Novozymes A/S, Class B	77,239	3,401

RTL Group S.A.	13,410	1,528

TDC A/S	274,145	2,534

Tryg A/S	8,332	824

William Demant Holding A/S *	7,788	667
		62,303

Finland – 0.9%

Elisa OYJ	48,371	1,393

Fortum OYJ	149,775	3,405

Kone OYJ, Class B	105,538	4,432

Metso OYJ	43,892	1,434

Neste Oil OYJ	43,640	890

Nokia OYJ*	1,266,933	9,328

Nokian Renkaat OYJ	38,833	1,574

Orion OYJ, Class B	31,079	939

Pohjola Bank PLC, Class A	47,581	1,059

Sampo OYJ, Class A	152,589	7,928

Stora Enso OYJ (Registered)	194,903	2,088

UPM-Kymmene OYJ	179,732	3,078

Wartsila OYJ Abp	60,043	3,272
		40,820

France – 10.0%

Accor S.A.	55,792	2,860

Aeroports de Paris	10,004	1,248

Air Liquide S.A.	106,182	14,403

Airbus Group N.V.	198,981	14,270

Alcatel-Lucent *	941,411	3,720

Alstom S.A.	74,441	2,036

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

France – 10.0% – continued

ArcelorMittal	338,045	$5,476

Arkema S.A.	21,625	2,453

AtoS	22,820	2,065

AXA S.A.	605,104	15,755

BNP Paribas S.A.	338,362	26,157

Bouygues S.A.	67,151	2,807

Bureau Veritas S.A.	77,123	2,364

Cap Gemini S.A.	48,072	3,645

Carrefour S.A.	207,315	8,034

Casino Guichard Perrachon S.A.	20,073	2,393

CGG S.A. *	54,111	869

Christian Dior S.A.	18,255	3,519

Cie de St-Gobain	139,383	8,439

Cie Generale des Etablissements Michelin	62,887	7,877

CNP Assurances	60,302	1,278

Credit Agricole S.A. *	337,098	5,324

Danone S.A.	191,418	13,540

Dassault Systemes S.A.	21,475	2,517

Edenred	68,075	2,138

Electricite de France	81,309	3,220

Essilor International S.A.	68,844	6,957

Eurazeo S.A.	9,274	834

Eutelsat Communications S.A.	49,304	1,676

Fonciere Des Regions	8,527	790

GDF Suez	446,987	12,248

Gecina S.A.	7,531	1,002

Groupe Eurotunnel S.A. (Registered)	196,622	2,512

ICADE	12,381	1,226

Iliad S.A.	8,866	2,558

Imerys S.A.	11,462	1,019

JCDecaux S.A.	23,061	1,010

Kering	25,474	5,203

Klepierre	34,168	1,530

Lafarge S.A.	63,847	5,005

Lagardere S.C.A.	38,602	1,534

Legrand S.A.	90,390	5,621

L’Oreal S.A.	82,206	13,562

LVMH Moet Hennessy Louis Vuitton S.A.	86,373	15,723

Natixis	326,708	2,401

Orange S.A.	626,434	9,264

Pernod Ricard S.A.	71,489	8,329

Publicis Groupe S.A.	61,246	5,539

Remy Cointreau S.A.	7,675	617

Renault S.A.	64,775	6,311

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

France – 10.0% – continued

Rexel S.A.	82,282	$2,160

Safran S.A.	91,639	6,355

Sanofi	405,885	42,415

Schneider Electric S.A.	181,945	16,176

Schneider Electric S.A.	4,873	432

SCOR S.E.	55,657	1,950

SES S.A.	103,444	3,862

Societe BIC S.A.	9,682	1,272

Societe Generale S.A.	242,728	14,984

Sodexo	31,411	3,298

Suez Environnement Co.	95,634	1,943

Technip S.A.	34,258	3,537

Thales S.A.	30,233	2,007

Total S.A.	726,535	47,719

Unibail-Rodamco S.E.	32,767	8,520

Valeo S.A.	25,738	3,630

Vallourec S.A.	37,900	2,060

Veolia Environnement S.A.	122,705	2,433

Vinci S.A.	163,808	12,206

Vivendi S.A.	406,641	11,344

Wendel S.A.	11,250	1,750

Zodiac Aerospace	61,495	2,173
		463,104

Germany – 8.5%

Adidas A.G.	71,047	7,697

Allianz S.E. (Registered)	155,143	26,219

Axel Springer S.E.	13,993	896

BASF S.E.	310,855	34,547

Bayer A.G. (Registered)	280,929	37,992

Bayerische Motoren Werke A.G.	111,953	14,132

Beiersdorf A.G.	34,308	3,346

Brenntag A.G.	17,674	3,282

Celesio A.G.	15,425	527

Commerzbank A.G. *	327,782	6,031

Continental A.G.	37,264	8,930

Daimler A.G. (Registered)	327,180	30,920

Deutsche Bank A.G. (Registered)	344,928	15,429

Deutsche Boerse A.G.	65,546	5,216

Deutsche Lufthansa A.G. (Registered) *	82,653	2,165

Deutsche Post A.G. (Registered)	307,856	11,436

Deutsche Telekom A.G. (Registered)	980,301	15,856

Deutsche Wohnen A.G. (Bearer)	99,312	2,130

E.ON S.E.	610,100	11,926

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Germany – 8.5% – continued

Fraport A.G. Frankfurt Airport Services Worldwide	11,638	$870

Fresenius Medical Care A.G. & Co. KGaA	73,432	5,123

Fresenius S.E. & Co. KGaA	42,650	6,674

GEA Group A.G.	62,601	2,861

Hannover Rueck S.E.	20,988	1,877

HeidelbergCement A.G.	47,808	4,097

Henkel A.G. & Co. KGaA	44,683	4,492

Hochtief A.G.	10,566	960

Hugo Boss A.G.	11,681	1,556

Infineon Technologies A.G.	370,768	4,424

K+S A.G. (Registered)	58,651	1,926

Kabel Deutschland Holding A.G.	1,206	166

Lanxess A.G.	29,975	2,261

Linde A.G.	62,998	12,610

MAN S.E.	12,310	1,569

Merck KGaA	21,947	3,696

Metro A.G.	44,246	1,808

Muenchener Rueckversicherungs A.G. (Registered)	60,765	13,275

OSRAM Licht A.G. *	29,217	1,898

ProSiebenSat.1 Media A.G. (Registered)	75,168	3,447

RWE A.G.	165,711	6,724

SAP A.G.	311,870	25,244

Siemens A.G. (Registered)	268,353	36,114

Sky Deutschland A.G. *	151,141	1,303

Suedzucker A.G.	27,744	791

Telefonica Deutschland Holding A.G.	95,747	763

ThyssenKrupp A.G. *	153,180	4,112

United Internet A.G. (Registered)	36,045	1,692

Volkswagen A.G.	9,963	2,525
		393,535

Hong Kong – 2.7%

AIA Group Ltd.	4,073,493	19,354

ASM Pacific Technology Ltd.	70,000	680

Bank of East Asia Ltd.	451,459	1,769

BOC Hong Kong Holdings Ltd.	1,270,608	3,627

Cathay Pacific Airways Ltd.	357,506	667

Cheung Kong Holdings Ltd.	476,729	7,921

Cheung Kong Infrastructure Holdings Ltd.	222,353	1,426

CLP Holdings Ltd.	598,022	4,523

First Pacific Co. Ltd.	731,539	730

Galaxy Entertainment Group Ltd. *	710,148	6,202

Hang Lung Properties Ltd.	751,501	2,162

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Hong Kong – 2.7% – continued

Hang Seng Bank Ltd.	262,579	$4,189

Henderson Land Development Co. Ltd.	372,171	2,178

HKT Trust and HKT Ltd.	748,000	790

Hong Kong & China Gas Co. Ltd.	1,967,306	4,298

Hong Kong Exchanges and Clearing Ltd.	366,518	5,560

Hopewell Holdings Ltd.	178,000	613

Hutchison Whampoa Ltd.	727,698	9,661

Hysan Development Co. Ltd.	237,501	1,035

Kerry Properties Ltd.	191,203	637

Li & Fung Ltd.	1,973,218	2,925

Link REIT (The)	808,271	3,978

MGM China Holdings Ltd.	321,316	1,134

MTR Corp. Ltd.	508,481	1,887

New World Development Co. Ltd.	1,278,788	1,287

Noble Group Ltd.	1,622,944	1,536

NWS Holdings Ltd.	483,290	815

PCCW Ltd.	1,304,374	655

Power Assets Holdings Ltd.	469,933	4,082

Sands China Ltd.	817,141	6,136

Shangri-La Asia Ltd.	490,574	806

Sino Land Co. Ltd.	993,174	1,461

SJM Holdings Ltd.	675,572	1,906

Sun Hung Kai Properties Ltd.	541,756	6,643

Swire Pacific Ltd., Class A	228,551	2,668

Swire Properties Ltd.	357,800	1,023

Wharf Holdings Ltd.	512,766	3,283

Wheelock & Co. Ltd.	311,021	1,218

Wynn Macau Ltd.	548,546	2,284

Yangzijiang Shipbuilding Holdings Ltd.	624,566	537

Yue Yuen Industrial Holdings Ltd.	247,210	807
		125,093

Ireland – 0.3%

Bank of Ireland *	7,644,693	3,251

CRH PLC	247,587	6,902

CRH PLC (London Stock Exchange)	1,049	29

Irish Bank Resolution Corp. Ltd. (1) *	99,788	–

Kerry Group PLC, Class A	51,393	3,923

Ryanair Holdings PLC *	3,150	33

Ryanair Holdings PLC ADR *	5,370	316
		14,454

Israel – 0.5%

Bank Hapoalim B.M.	380,068	2,168

Bank Leumi Le-Israel B.M. *	421,931	1,647

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Israel – 0.5% – continued

Bezeq The Israeli Telecommunication Corp. Ltd.	643,933	$1,147

Delek Group Ltd.	1,283	512

Israel (The) Corp. Ltd. *	844	471

Israel Chemicals Ltd.	149,937	1,311

Mizrahi Tefahot Bank Ltd.	43,765	599

NICE Systems Ltd.	21,927	978

Teva Pharmaceutical Industries Ltd.	288,412	15,209
		24,042

Italy – 2.4%

Assicurazioni Generali S.p.A.	393,614	8,784

Atlantia S.p.A.	124,623	3,209

Banca Monte dei Paschi di Siena S.p.A. *	1,876,821	685

Enel Green Power S.p.A.	608,012	1,709

Enel S.p.A.	2,228,481	12,627

Eni S.p.A.	859,533	21,585

Exor S.p.A.	34,499	1,550

Fiat S.p.A. *	298,335	3,472

Finmeccanica S.p.A. *	137,897	1,366

Intesa Sanpaolo S.p.A.	3,934,234	13,360

Luxottica Group S.p.A.	56,501	3,267

Mediobanca S.p.A. *	179,831	2,060

Pirelli & C. S.p.A.	82,244	1,292

Prysmian S.p.A.	70,191	1,752

Saipem S.p.A.	93,005	2,272

Snam S.p.A.	696,637	4,082

Telecom Italia S.p.A.	3,404,260	4,019

Telecom Italia S.p.A. (RSP)	2,072,016	1,941

Tenaris S.A.	159,420	3,528

Terna Rete Elettrica Nazionale S.p.A.	514,785	2,759

UniCredit S.p.A.	1,468,406	13,442

Unione di Banche Italiane S.c.p.A.	303,559	2,866

UnipolSai S.p.A. *	304,486	1,168
		112,795

Japan – 19.1%

ABC-Mart, Inc.	6,900	299

Acom Co. Ltd. *	106,800	341

Advantest Corp.	50,800	546

Aeon Co. Ltd.	216,000	2,432

AEON Financial Service Co. Ltd.	38,300	862

Aeon Mall Co. Ltd.	39,080	1,003

Air Water, Inc.	56,569	781

Aisin Seiki Co. Ltd.	63,900	2,302

Ajinomoto Co., Inc.	206,000	2,951

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Alfresa Holdings Corp.	13,500	$879

Amada Co. Ltd.	111,000	779

ANA Holdings, Inc.	351,000	760

Aozora Bank Ltd.	368,000	1,047

Asahi Glass Co. Ltd.	351,000	2,032

Asahi Group Holdings Ltd.	130,600	3,664

Asahi Kasei Corp.	441,000	2,994

Asics Corp.	54,400	1,067

Astellas Pharma, Inc.	732,500	8,678

Bank of Kyoto (The) Ltd.	114,971	948

Bank of Yokohama (The) Ltd.	390,000	1,944

Benesse Holdings, Inc.	23,700	904

Bridgestone Corp.	219,000	7,756

Brother Industries Ltd.	80,600	1,131

Calbee, Inc.	22,000	519

Canon, Inc.	383,200	11,859

Casio Computer Co. Ltd.	75,400	891

Central Japan Railway Co.	48,200	5,648

Chiba Bank (The) Ltd.	264,000	1,625

Chiyoda Corp.	51,746	672

Chubu Electric Power Co., Inc. *	218,300	2,565

Chugai Pharmaceutical Co. Ltd.	78,355	1,998

Chugoku Bank (The) Ltd.	56,400	751

Chugoku Electric Power (The) Co., Inc.	101,700	1,415

Citizen Holdings Co. Ltd.	90,700	682

Coca-Cola West Co. Ltd.	20,000	349

Credit Saison Co. Ltd.	53,800	1,068

Dai Nippon Printing Co. Ltd.	201,000	1,924

Daicel Corp.	98,000	809

Daido Steel Co. Ltd.	95,000	474

Daihatsu Motor Co. Ltd.	71,900	1,268

Dai-ichi Life Insurance (The) Co. Ltd.	289,400	4,198

Daiichi Sankyo Co. Ltd.	231,700	3,897

Daikin Industries Ltd.	79,200	4,429

Dainippon Sumitomo Pharma Co. Ltd.	53,900	855

Daito Trust Construction Co. Ltd.	24,600	2,273

Daiwa House Industry Co. Ltd.	204,000	3,454

Daiwa Securities Group, Inc.	560,000	4,864

Dena Co. Ltd.	35,600	642

Denso Corp.	163,000	7,804

Dentsu, Inc.	73,918	2,799

Don Quijote Holdings Co. Ltd.	20,300	1,047

East Japan Railway Co.	112,912	8,313

Eisai Co. Ltd.	85,000	3,306

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Electric Power Development Co. Ltd.	39,500	$1,114

FamilyMart Co. Ltd.	19,800	869

FANUC Corp.	65,000	11,445

Fast Retailing Co. Ltd.	17,900	6,480

Fuji Electric Co. Ltd.	189,000	842

Fuji Heavy Industries Ltd.	197,600	5,335

FUJIFILM Holdings Corp.	160,900	4,312

Fujitsu Ltd. *	624,000	3,767

Fukuoka Financial Group, Inc.	290,000	1,190

Gree, Inc.	35,781	394

GungHo Online Entertainment, Inc.	117,000	637

Gunma Bank (The) Ltd.	137,000	745

Hachijuni Bank (The) Ltd.	125,395	711

Hakuhodo DY Holdings, Inc.	80,100	558

Hamamatsu Photonics K.K.	22,185	1,005

Hankyu Hanshin Holdings, Inc.	379,000	2,062

Hino Motors Ltd.	82,000	1,214

Hirose Electric Co. Ltd.	10,900	1,495

Hiroshima Bank (The) Ltd.	143,000	600

Hisamitsu Pharmaceutical Co., Inc.	20,300	916

Hitachi Chemical Co. Ltd.	31,000	421

Hitachi Construction Machinery Co. Ltd.	33,800	650

Hitachi High-Technologies Corp.	16,700	388

Hitachi Ltd.	1,632,000	12,022

Hitachi Metals Ltd.	65,000	923

Hokkaido Electric Power Co., Inc. *	56,600	478

Hokuhoku Financial Group, Inc.	338,000	648

Hokuriku Electric Power Co.	52,600	684

Honda Motor Co. Ltd.	554,400	19,493

Hoya Corp.	147,800	4,621

Hulic Co. Ltd.	91,500	1,250

Ibiden Co. Ltd.	38,500	757

Idemitsu Kosan Co. Ltd.	29,900	616

IHI Corp.	455,000	1,910

Iida Group Holdings Co. Ltd.	44,764	622

Inpex Corp.	299,300	3,876

Isetan Mitsukoshi Holdings Ltd.	130,660	1,625

Isuzu Motors Ltd.	397,000	2,298

ITOCHU Corp.	508,800	5,935

Itochu Techno-Solutions Corp.	8,100	342

Iyo Bank (The) Ltd.	91,500	873

J Front Retailing Co. Ltd.	180,000	1,248

Japan Airlines Co. Ltd.	20,300	998

Japan Exchange Group, Inc.	86,200	2,099

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Japan Petroleum Exploration Co.	9,400	$312

Japan Prime Realty Investment Corp.	264	854

Japan Real Estate Investment Corp.	390	1,956

Japan Retail Fund Investment Corp.	768	1,511

Japan Steel Works (The) Ltd.	87,000	390

Japan Tobacco, Inc.	371,200	11,639

JFE Holdings, Inc.	171,200	3,219

JGC Corp.	71,000	2,467

Joyo Bank (The) Ltd.	207,000	1,031

JSR Corp.	60,600	1,121

JTEKT Corp.	70,300	1,043

JX Holdings, Inc.	777,697	3,739

Kajima Corp.	285,000	998

Kakaku.com, Inc.	47,100	764

Kamigumi Co. Ltd.	75,000	732

Kaneka Corp.	94,000	569

Kansai Electric Power (The) Co., Inc. *	238,400	2,444

Kansai Paint Co. Ltd.	80,000	1,142

Kao Corp.	173,800	6,150

Kawasaki Heavy Industries Ltd.	495,000	1,820

KDDI Corp.	181,600	10,568

Keikyu Corp.	168,000	1,415

Keio Corp.	197,000	1,371

Keisei Electric Railway Co. Ltd.	92,000	797

Keyence Corp.	15,439	6,352

Kikkoman Corp.	54,000	1,017

Kinden Corp.	49,000	474

Kintetsu Corp.	618,000	2,196

Kirin Holdings Co. Ltd.	303,000	4,212

Kobe Steel Ltd.	1,034,000	1,379

Koito Manufacturing Co. Ltd.	38,814	656

Komatsu Ltd.	315,800	6,531

Konami Corp.	31,900	739

Konica Minolta, Inc.	171,000	1,593

Kubota Corp.	360,000	4,809

Kuraray Co. Ltd.	117,600	1,343

Kurita Water Industries Ltd.	32,200	698

Kyocera Corp.	110,700	4,983

Kyowa Hakko Kirin Co. Ltd.	74,000	788

Kyushu Electric Power Co., Inc.	152,900	1,868

Lawson, Inc.	22,600	1,597

LIXIL Group Corp.	92,000	2,533

M3, Inc.	44,000	721

Mabuchi Motor Co. Ltd.	7,000	458

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Makita Corp.	39,400	$2,175

Marubeni Corp.	575,000	3,855

Marui Group Co. Ltd.	76,000	656

Maruichi Steel Tube Ltd.	15,200	392

Mazda Motor Corp.	930,000	4,118

McDonald’s Holdings Co. Japan Ltd.	20,400	548

Medipal Holdings Corp.	44,400	678

MEIJI Holdings Co. Ltd.	20,463	1,289

Miraca Holdings, Inc.	18,041	789

Mitsubishi Chemical Holdings Corp.	469,200	1,948

Mitsubishi Corp.	474,000	8,790

Mitsubishi Electric Corp.	655,000	7,354

Mitsubishi Estate Co. Ltd.	424,000	10,090

Mitsubishi Gas Chemical Co., Inc.	117,000	659

Mitsubishi Heavy Industries Ltd.	1,026,000	5,972

Mitsubishi Logistics Corp.	49,000	681

Mitsubishi Materials Corp.	405,000	1,157

Mitsubishi Motors Corp.	213,000	2,225

Mitsubishi Tanabe Pharma Corp.	73,600	1,028

Mitsubishi UFJ Financial Group, Inc.	4,332,695	23,768

Mitsubishi UFJ Lease & Finance Co. Ltd.	205,300	1,004

Mitsui & Co. Ltd.	586,600	8,278

Mitsui Chemicals, Inc.	277,000	678

Mitsui Fudosan Co. Ltd.	285,000	8,676

Mitsui OSK Lines Ltd.	388,000	1,509

Mizuho Financial Group, Inc.	7,759,589	15,310

MS&AD Insurance Group Holdings	171,143	3,913

Murata Manufacturing Co. Ltd.	68,697	6,465

Nabtesco Corp.	36,999	855

Namco Bandai Holdings, Inc.	65,500	1,547

NEC Corp.	826,000	2,533

Nexon Co. Ltd.	29,700	250

NGK Insulators Ltd.	86,000	1,788

NGK Spark Plug Co. Ltd.	57,000	1,278

NHK Spring Co. Ltd.	48,000	444

Nidec Corp.	68,600	4,165

Nikon Corp.	117,200	1,884

Nintendo Co. Ltd.	35,800	4,264

Nippon Building Fund, Inc.	468	2,442

Nippon Electric Glass Co. Ltd.	104,500	537

Nippon Express Co. Ltd.	273,000	1,334

Nippon Meat Packers, Inc.	59,000	881

Nippon Paint Co. Ltd.	58,000	877

Nippon Prologis REIT, Inc.	341	687

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Nippon Steel & Sumitomo Metal Corp.	2,571,615	$7,012

Nippon Telegraph & Telephone Corp.	126,678	6,886

Nippon Yusen K.K.	552,000	1,612

Nishi-Nippon City Bank (The) Ltd.	204,000	458

Nissan Motor Co. Ltd.	837,400	7,453

Nisshin Seifun Group, Inc.	68,650	754

Nissin Foods Holdings Co. Ltd.	19,100	860

Nitori Holdings Co. Ltd.	23,500	1,018

Nitto Denko Corp.	56,100	2,702

NKSJ Holdings, Inc.	112,445	2,885

NOK Corp.	30,500	498

Nomura Holdings, Inc.	1,222,600	7,829

Nomura Real Estate Holdings, Inc.	42,500	810

Nomura Research Institute Ltd.	34,800	1,097

NSK Ltd.	160,000	1,643

NTT Data Corp.	43,200	1,677

NTT DOCOMO, Inc.	515,500	8,119

NTT Urban Development Corp.	36,900	347

Obayashi Corp.	218,000	1,227

Odakyu Electric Railway Co. Ltd.	214,000	1,851

Oji Holdings Corp.	273,000	1,220

Olympus Corp. *	81,300	2,619

Omron Corp.	69,400	2,856

Ono Pharmaceutical Co. Ltd.	27,600	2,402

Oracle Corp. Japan	12,100	547

Oriental Land Co. Ltd.	17,600	2,674

ORIX Corp.	442,800	6,219

Osaka Gas Co. Ltd.	634,000	2,399

Otsuka Corp.	5,300	692

Otsuka Holdings Co. Ltd.	123,215	3,679

Panasonic Corp.	746,100	8,512

Park24 Co. Ltd.	29,300	556

Rakuten, Inc.	246,000	3,276

Resona Holdings, Inc.	757,710	3,657

Ricoh Co. Ltd.	227,000	2,630

Rinnai Corp.	10,600	930

Rohm Co. Ltd.	32,900	1,465

Sankyo Co. Ltd.	17,800	748

Sanrio Co. Ltd.	16,597	559

Santen Pharmaceutical Co. Ltd.	24,700	1,094

SBI Holdings, Inc.	68,960	829

Secom Co. Ltd.	72,100	4,149

Sega Sammy Holdings, Inc.	66,200	1,480

Seiko Epson Corp.	44,200	1,383

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Sekisui Chemical Co. Ltd.	148,000	$1,536

Sekisui House Ltd.	189,300	2,345

Seven & I Holdings Co. Ltd.	255,100	9,730

Seven Bank Ltd.	209,200	819

Sharp Corp. *	521,000	1,582

Shikoku Electric Power Co., Inc. *	61,200	829

Shimadzu Corp.	79,000	701

Shimamura Co. Ltd.	7,600	657

Shimano, Inc.	26,500	2,661

Shimizu Corp.	199,000	1,029

Shin-Etsu Chemical Co. Ltd.	138,400	7,899

Shinsei Bank Ltd.	617,000	1,211

Shionogi & Co. Ltd.	104,300	1,930

Shiseido Co. Ltd.	124,800	2,193

Shizuoka Bank (The) Ltd.	205,000	1,998

Showa Denko K.K.	447,000	632

Showa Shell Sekiyu K.K.	56,500	504

SMC Corp.	17,800	4,684

SoftBank Corp.	324,900	24,504

Sojitz Corp.	390,600	665

Sony Corp.	352,500	6,720

Sony Financial Holdings, Inc.	61,100	999

Stanley Electric Co. Ltd.	49,300	1,092

Sumco Corp.	30,400	236

Sumitomo Chemical Co. Ltd.	512,000	1,886

Sumitomo Corp.	383,000	4,868

Sumitomo Electric Industries Ltd.	261,600	3,887

Sumitomo Heavy Industries Ltd.	187,000	763

Sumitomo Metal Mining Co. Ltd.	171,000	2,143

Sumitomo Mitsui Financial Group, Inc.	432,942	18,455

Sumitomo Mitsui Trust Holdings, Inc.	1,122,190	5,060

Sumitomo Realty & Development Co. Ltd.	120,000	4,690

Sumitomo Rubber Industries Ltd.	59,300	757

Suntory Beverage & Food Ltd.	46,600	1,604

Suruga Bank Ltd.	61,000	1,072

Suzuken Co. Ltd.	23,297	900

Suzuki Motor Corp.	123,800	3,225

Sysmex Corp.	53,298	1,710

T&D Holdings, Inc.	196,200	2,329

Taiheiyo Cement Corp.	428,000	1,540

Taisei Corp.	326,000	1,453

Taisho Pharmaceutical Holdings Co. Ltd.	10,300	833

Taiyo Nippon Sanso Corp.	82,000	644

Takashimaya Co. Ltd.	83,000	777

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Takeda Pharmaceutical Co. Ltd.	268,200	$12,697

TDK Corp.	41,700	1,738

Teijin Ltd.	322,000	797

Terumo Corp.	102,200	2,228

THK Co. Ltd.	38,600	865

Tobu Railway Co. Ltd.	366,000	1,768

Toho Co. Ltd.	33,200	669

Toho Gas Co. Ltd.	125,000	680

Tohoku Electric Power Co., Inc.	155,200	1,596

Tokio Marine Holdings, Inc.	234,200	7,021

Tokyo Electric Power Co., Inc. *	489,400	1,979

Tokyo Electron Ltd.	58,100	3,567

Tokyo Gas Co. Ltd.	807,000	4,092

Tokyo Tatemono Co. Ltd.	149,000	1,275

Tokyu Corp.	386,000	2,372

Tokyu Fudosan Holdings Corp.	175,400	1,306

TonenGeneral Sekiyu K.K.	86,000	758

Toppan Printing Co. Ltd.	200,000	1,430

Toray Industries, Inc.	493,000	3,254

Toshiba Corp.	1,360,000	5,748

TOTO Ltd.	92,000	1,273

Toyo Seikan Group Holdings Ltd.	55,700	903

Toyo Suisan Kaisha Ltd.	33,000	1,100

Toyoda Gosei Co. Ltd.	22,400	429

Toyota Boshoku Corp.	14,400	146

Toyota Industries Corp.	55,600	2,666

Toyota Motor Corp.	936,700	52,716

Toyota Tsusho Corp.	72,900	1,848

Trend Micro, Inc.	38,100	1,178

Tsumura & Co.	19,400	467

Ube Industries Ltd.	360,000	661

Unicharm Corp.	37,400	2,002

United Urban Investment Corp.	864	1,268

USS Co. Ltd.	67,900	952

West Japan Railway Co.	57,900	2,360

Yahoo Japan Corp.	502,900	2,461

Yakult Honsha Co. Ltd.	29,700	1,489

Yamada Denki Co. Ltd.	313,290	1,043

Yamaguchi Financial Group, Inc.	64,000	575

Yamaha Corp.	52,600	676

Yamaha Motor Co. Ltd.	95,200	1,514

Yamato Holdings Co. Ltd.	121,200	2,609

Yamato Kogyo Co. Ltd.	13,400	419

Yamazaki Baking Co. Ltd.	34,905	413

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 19.1% – continued

Yaskawa Electric Corp.	73,000	$1,007

Yokogawa Electric Corp.	73,000	1,177

Yokohama Rubber (The) Co. Ltd.	71,000	666
		880,659

Netherlands – 2.8%

Aegon N.V.	604,373	5,559

Akzo Nobel N.V.	80,865	6,626

ASML Holding N.V.	120,969	11,199

CNH Industrial N.V. *	320,496	3,693

Corio N.V.	22,969	1,050

Delta Lloyd N.V.	65,632	1,822

Fugro N.V. – CVA	23,618	1,454

Gemalto N.V.	24,660	2,872

Gemalto N.V.	2,196	256

Heineken Holding N.V.	35,784	2,311

Heineken N.V.	77,460	5,398

ING Groep N.V. – CVA *	1,295,599	18,414

Koninklijke Ahold N.V.	313,195	6,296

Koninklijke Boskalis Westminster N.V.	26,095	1,439

Koninklijke DSM N.V.	53,673	3,686

Koninklijke KPN N.V. *	1,082,493	3,831

Koninklijke Philips N.V.	318,516	11,205

Koninklijke Vopak N.V.	23,385	1,307

OCI N.V. *	32,159	1,460

QIAGEN N.V. *	85,968	1,803

Randstad Holding N.V.	42,801	2,512

Reed Elsevier N.V.	237,542	5,140

TNT Express N.V.	146,857	1,446

Unilever N.V. – CVA	553,545	22,760

Wolters Kluwer N.V.	102,892	2,906

Ziggo N.V.	52,674	2,341
		128,786

New Zealand – 0.1%

Auckland International Airport Ltd.	354,087	1,171

Contact Energy Ltd.	121,618	561

Fletcher Building Ltd.	234,298	1,939

Ryman Healthcare Ltd.	122,990	937

Telecom Corp. of New Zealand Ltd.	622,314	1,318
		5,926

Norway – 0.8%

Aker Solutions ASA	55,248	860

DNB ASA	329,646	5,737

Gjensidige Forsikring ASA	68,231	1,388

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Norway – 0.8% – continued

Norsk Hydro ASA	454,630	$2,271

Orkla ASA	274,637	2,341

Seadrill Ltd.	125,952	4,446

Statoil ASA	378,525	10,691

Telenor ASA	230,506	5,108

Yara International ASA	63,161	2,790
		35,632

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) *	573,165	1,076

EDP – Energias de Portugal S.A.	684,077	3,181

Galp Energia SGPS S.A.	122,313	2,115

Jeronimo Martins SGPS S.A.	90,795	1,525

Portugal Telecom SGPS S.A. (Registered)	218,213	930
		8,827

Singapore – 1.4%

Ascendas Real Estate Investment Trust	665,879	1,196

CapitaCommercial Trust	641,000	758

CapitaLand Ltd.	888,750	2,046

CapitaMall Trust	898,800	1,350

CapitaMalls Asia Ltd.	436,658	621

City Developments Ltd.	132,000	1,062

ComfortDelGro Corp. Ltd.	656,000	1,036

DBS Group Holdings Ltd.	581,626	7,488

Genting Singapore PLC	2,089,380	2,222

Global Logistic Properties Ltd.	1,051,939	2,215

Golden Agri-Resources Ltd.	2,317,892	1,061

Hutchison Port Holdings Trust, Class U	1,956,000	1,273

Jardine Cycle & Carriage Ltd.	35,446	1,281

Keppel Corp. Ltd.	496,550	4,296

Keppel Land Ltd.	218,473	585

Olam International Ltd.	433,479	767

Oversea-Chinese Banking Corp. Ltd.	874,944	6,615

Sembcorp Industries Ltd.	321,644	1,406

Sembcorp Marine Ltd.	268,800	865

Singapore Airlines Ltd.	195,734	1,632

Singapore Exchange Ltd.	288,000	1,588

Singapore Press Holdings Ltd.	525,295	1,753

Singapore Technologies Engineering Ltd.	555,000	1,688

Singapore Telecommunications Ltd.	2,716,925	7,900

StarHub Ltd.	189,000	632

United Overseas Bank Ltd.	435,875	7,519

UOL Group Ltd.	146,739	730

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Singapore – 1.4% – continued

Wilmar International Ltd.	683,000	$1,881
		63,466

Spain – 3.4%

Abertis Infraestructuras S.A.	130,514	2,983

ACS Actividades de Construccion y Servicios S.A.	60,878	2,395

Amadeus IT Holding S.A., Class A	129,873	5,400

Banco Bilbao Vizcaya Argentaria S.A.	1,955,772	23,532

Banco de Sabadell S.A.	1,175,154	3,635

Banco Popular Espanol S.A.	562,813	4,259

Banco Santander S.A.	3,923,879	37,470

Bankia S.A. *	1,378,423	2,915

CaixaBank S.A.	605,291	3,899

Distribuidora Internacional de Alimentacion S.A.	202,358	1,852

Enagas S.A.	65,102	1,981

Ferrovial S.A.	139,773	3,036

Gas Natural SDG S.A.	118,168	3,327

Grifols S.A.	47,637	2,615

Grifols S.A., Class B	4,066	168

Iberdrola S.A.	1,620,963	11,347

Inditex S.A.	73,614	11,065

Mapfre S.A.	344,384	1,454

Red Electrica Corp. S.A.	36,614	2,979

Repsol S.A.	292,990	7,487

Telefonica S.A.	1,383,287	21,903

Zardoya Otis S.A.	64,189	1,095
		156,797

Sweden – 3.2%

Alfa Laval AB	109,423	2,970

Assa Abloy AB, Class B	112,212	5,993

Atlas Copco AB, Class A	225,723	6,533

Atlas Copco AB, Class B	131,045	3,593

Boliden AB	86,712	1,318

Electrolux AB, Class B	85,800	1,873

Elekta AB, Class B	134,040	1,786

Getinge AB, Class B	68,854	1,941

Hennes & Mauritz AB, Class B	320,369	13,653

Hexagon AB, Class B	82,539	2,810

Husqvarna AB, Class B	138,180	965

Industrivarden AB, Class C	39,114	759

Investment AB Kinnevik, Class B	74,951	2,771

Investor AB, Class B	153,471	5,560

Lundin Petroleum AB *	81,068	1,666

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Sweden – 3.2% – continued

Millicom International Cellular S.A. SDR	23,025	$2,344

Nordea Bank AB	1,024,054	14,544

Sandvik AB	362,229	5,132

Scania AB, Class B	109,130	3,210

Securitas AB, Class B	107,187	1,244

Skandinaviska Enskilda Banken AB, Class A	511,039	7,011

Skanska AB, Class B	131,178	3,094

SKF AB, Class B	135,512	3,474

Svenska Cellulosa AB S.C.A., Class B	197,944	5,828

Svenska Handelsbanken AB, Class A	168,132	8,450

Swedbank AB, Class A	305,353	8,189

Swedish Match AB	70,953	2,318

Tele2 AB, Class B	108,733	1,348

Telefonaktiebolaget LM Ericsson, Class B	1,029,416	13,715

TeliaSonera AB	802,850	6,060

Volvo AB, Class B	511,912	8,123
		148,275

Switzerland – 9.7%

ABB Ltd. (Registered) *	744,465	19,276

Actelion Ltd. (Registered) *	35,303	3,347

Adecco S.A. (Registered) *	45,334	3,781

Aryzta A.G. *	26,500	2,343

Aryzta A.G. (Aquis Exchange) *	4,637	409

Baloise Holding A.G. (Registered)	16,674	2,097

Barry Callebaut A.G. (Registered) *	714	963

Cie Financiere Richemont S.A. (Registered)	176,688	16,918

Coca-Cola HBC A.G. – CDI	12,024	300

Coca-Cola HBC A.G. ADR	54,938	1,366

Credit Suisse Group A.G. (Registered) *	511,984	16,579

EMS-Chemie Holding A.G. (Registered)	2,667	1,011

Geberit A.G. (Registered)	12,815	4,202

Givaudan S.A. (Registered) *	3,124	4,837

Glencore Xstrata PLC	3,587,563	18,505

Holcim Ltd. (Registered) *	77,576	6,442

Julius Baer Group Ltd. *	75,742	3,367

Kuehne + Nagel International A.G. (Registered)	18,698	2,619

Lindt & Spruengli A.G. (Registered)	33	1,943

Lindt & Spruengli A.G. (Participation Certificate)	282	1,398

Lonza Group A.G. (Registered) *	17,696	1,810

Nestle S.A. (Registered)	1,094,490	82,469

Novartis A.G. (Registered)	780,492	66,291

Pargesa Holding S.A. (Bearer)	9,032	782

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Switzerland – 9.7% – continued

Partners Group Holding A.G.	5,896	$1,658

Roche Holding A.G. (Genusschein)	238,437	71,671

Schindler Holding A.G. (Registered)	7,950	1,168

Schindler Holding A.G. (Participation Certificate)	15,528	2,294

SGS S.A. (Registered)	1,891	4,671

Sika A.G. (Bearer)	736	3,013

Sonova Holding A.G. (Registered) *	17,597	2,574

STMicroelectronics N.V.	217,926	2,018

Sulzer A.G. (Registered)	7,936	1,092

Swatch Group (The) A.G. (Bearer)	10,420	6,549

Swatch Group (The) A.G. (Registered)	14,745	1,712

Swiss Life Holding A.G. (Registered) *	11,105	2,729

Swiss Prime Site A.G. (Registered) *	17,943	1,526

Swiss Re A.G. *	119,123	11,053

Swisscom A.G. (Registered)	7,988	4,905

Syngenta A.G. (Registered)	31,515	11,954

Transocean Ltd.	121,894	5,030

UBS A.G. (Registered) *	1,240,194	25,605

Wolseley PLC	90,738	5,174

Zurich Insurance Group A.G. *	50,321	15,464
		444,915

United Kingdom – 20.0%

3i Group PLC	337,241	2,240

Aberdeen Asset Management PLC	323,721	2,111

Admiral Group PLC	65,986	1,572

Aggreko PLC	93,318	2,340

AMEC PLC	103,535	1,938

Anglo American PLC	471,766	12,032

Antofagasta PLC	134,018	1,870

ARM Holdings PLC	474,078	7,994

ASOS PLC *	18,333	1,587

Associated British Foods PLC	120,224	5,575

AstraZeneca PLC	426,057	27,606

Aviva PLC	993,606	7,914

Babcock International Group PLC	123,584	2,778

BAE Systems PLC	1,086,830	7,550

Barclays PLC	5,166,658	20,153

BG Group PLC	1,156,843	21,575

BHP Billiton PLC	713,867	22,035

BP PLC	6,332,280	50,711

British American Tobacco PLC	641,827	35,733

British Land Co. PLC	319,478	3,487

British Sky Broadcasting Group PLC	351,372	5,355

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United Kingdom – 20.0% – continued

BT Group PLC	2,672,859	$17,011

Bunzl PLC	113,975	3,038

Burberry Group PLC	149,775	3,491

Capita PLC	222,595	4,074

Carnival Corp.	2,945	111

Centrica PLC	1,737,673	9,569

Cobham PLC	387,281	1,934

Compass Group PLC	607,732	9,289

Croda International PLC	48,164	2,051

Diageo PLC	851,707	26,434

Direct Line Insurance Group PLC	384,788	1,525

easyJet PLC	53,613	1,535

Experian PLC	339,941	6,132

Fresnillo PLC	62,609	881

G4S PLC	506,854	2,044

GKN PLC	551,274	3,589

GlaxoSmithKline PLC	1,650,279	43,963

Hammerson PLC	252,494	2,334

Hargreaves Lansdown PLC	72,889	1,773

HSBC Holdings PLC	6,366,103	64,458

ICAP PLC	187,609	1,183

IMI PLC	93,541	2,276

Imperial Tobacco Group PLC	327,226	13,233

Inmarsat PLC	160,059	1,940

InterContinental Hotels Group PLC	91,615	2,949

International Consolidated Airlines Group S.A. *	352,136	2,457

Intertek Group PLC	54,850	2,815

Intu Properties PLC	223,135	1,051

Investec PLC	199,361	1,614

ITV PLC	1,271,202	4,066

J Sainsbury PLC	419,440	2,213

Johnson Matthey PLC	69,273	3,781

Kingfisher PLC	802,544	5,650

Land Securities Group PLC	264,898	4,514

Legal & General Group PLC	1,993,456	6,813

Lloyds Banking Group PLC *	16,882,929	21,191

London Stock Exchange Group PLC	59,730	1,964

Marks & Spencer Group PLC	545,226	4,108

Meggitt PLC	279,475	2,240

Melrose Industries PLC	375,469	1,861

National Grid PLC	1,258,348	17,282

Next PLC	52,887	5,831

Old Mutual PLC	1,648,579	5,535

Pearson PLC	278,241	4,934

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United Kingdom – 20.0% – continued

Persimmon PLC *	106,935	$2,400

Petrofac Ltd.	87,797	2,111

Prudential PLC	863,762	18,298

Randgold Resources Ltd.	30,685	2,301

Reckitt Benckiser Group PLC	218,549	17,811

Reed Elsevier PLC	401,959	6,147

Resolution Ltd.	486,846	2,427

Rexam PLC	277,435	2,255

Rio Tinto PLC	429,838	23,972

Rolls-Royce Holdings PLC *	637,825	11,442

Royal Bank of Scotland Group PLC *	730,267	3,794

Royal Dutch Shell PLC, Class A	1,310,826	47,915

Royal Dutch Shell PLC, Class A (LSE European Quoting Service)	272	10

Royal Dutch Shell PLC, Class B	842,238	32,859

Royal Mail PLC *	220,354	2,070

RSA Insurance Group PLC	1,261,018	1,882

SABMiller PLC	324,963	16,231

Sage Group (The) PLC	370,786	2,584

Schroders PLC	35,074	1,521

Segro PLC	246,344	1,365

Serco Group PLC	168,126	1,180

Severn Trent PLC	83,739	2,545

Shire PLC	199,124	9,798

Smith & Nephew PLC	300,912	4,559

Smiths Group PLC	133,347	2,831

SSE PLC	332,033	8,141

Standard Chartered PLC	818,951	17,128

Standard Life PLC	810,803	5,109

Subsea 7 S.A.	94,370	1,754

Tate & Lyle PLC	166,228	1,852

Tesco PLC	2,728,589	13,448

Travis Perkins PLC	83,880	2,644

TUI Travel PLC	148,975	1,089

Tullow Oil PLC	307,076	3,836

Unilever PLC	433,503	18,515

United Utilities Group PLC	236,730	3,113

Vodafone Group PLC	8,977,836	33,052

Weir Group (The) PLC	74,009	3,134

Whitbread PLC	61,000	4,232

William Hill PLC	305,955	1,741

WM Morrison Supermarkets PLC	749,383	2,664

WPP PLC	452,597	9,363
		922,016

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United States – 0.1%

Carnival PLC	60,504	$2,309
Total Common Stocks (2)
(Cost $3,696,099)		4,455,139

PREFERRED STOCKS – 0.6%

Germany – 0.6%

Bayerische Motoren Werke A.G.	18,807	1,778

Fuchs Petrolub S.E.	12,125	1,216

Henkel A.G. & Co. KGaA	60,758	6,539

Porsche Automobil Holding S.E.	51,980	5,338

Volkswagen A.G.	48,877	12,664
		27,535
Total Preferred Stocks (2)
(Cost $18,196)		27,535

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. (1) *	63,165	–

Immoeast A.G. (1) *	62,543	–
		–

Hong Kong – 0.0%

New World Development Co. Ltd. *	426,262	88

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	1,955,772	458

United Kingdom – 0.0%

Intu Properties PLC *	63,752	101

RSA Insurance Group PLC *	472,881	264
		365
Total Rights (2)
(Cost $834)		911

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.6%

iShares MSCI EAFE ETF	496,875	$33,375

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (3)(4)	39,660,683	39,661
Total Investment Companies
(Cost $71,705)		73,036

Total Investments – 98.9%
(Cost $3,786,834)		4,556,621

Other Assets less Liabilities – 1.1%		52,340
NET ASSETS – 100.0%		$4,608,961

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $45,426,000 with net sales of approximately $5,765,000 during the fiscal year ended March 31, 2014.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	863	$36,856	Long	6/14	$1,758
FTSE 100 Index (British Pound)	212	23,127	Long	6/14	221
Hang Seng Index (Hong Kong Dollar)	13	1,855	Long	4/14	45
SPI 200 Index (Australian Dollar)	69	8,628	Long	6/14	86
Topix Index (Japanese Yen)	110	12,821	Long	6/14	(82)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Yen Denominated Nikkei 225 (Japanese Yen)	87	$6,244	Long	6/14	$(146)

Total					$1,882

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.5%
British Pound	20.9
Japanese Yen	19.5
Swiss Franc	9.2
Australian Dollar	7.8
All other currencies less than 5%	11.1

Total	100.0%

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.6%
Consumer Staples	10.9
Energy	6.9
Financials	26.1
Health Care	10.4
Industrials	12.9
Information Technology	4.5
Materials	8.1
Telecommunication Services	4.9
Utilities	3.7

Total	100.0%

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Citibank	Australian Dollar	1,106	United States Dollar	1,000	6/18/14	$(20)
Citibank	British Pound	271	United States Dollar	450	6/18/14	(1)
Citibank	British Pound	666	United States Dollar	1,100	6/18/14	(10)
Morgan Stanley	Euro	1,815	United States Dollar	2,500	6/18/14	– *
Morgan Stanley	Japanese Yen	484,951	United States Dollar	4,750	6/18/14	49
UBS	Japanese Yen	30,448	United States Dollar	300	6/18/14	5
Goldman Sachs	Swiss Franc	1,049	United States Dollar	1,200	6/18/14	13
Morgan Stanley	United States Dollar	870	Australian Dollar	963	6/18/14	18
Citibank	United States Dollar	10,244	British Pound	6,160	6/18/14	20
Goldman Sachs	United States Dollar	18,333	Euro	13,164	6/18/14	(200)
Citibank	United States Dollar	12,288	Japanese Yen	1,248,579	6/18/14	(186)
UBS	United States Dollar	700	Singapore Dollar	886	6/18/14	5
Morgan Stanley	United States Dollar	850	Swiss Franc	753	6/18/14	2
Morgan Stanley	United States Dollar	4,735	Swiss Franc	4,127	6/18/14	(63)

Total						$(368)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Ireland	$316	$14,138		$–	$14,454
Netherlands	2,872	125,914		–	128,786
Switzerland	1,366	443,549		–	444,915
United Kingdom	111	921,905		–	922,016
All Other Countries	–	2,944,968	(1)	–	2,944,968
Preferred Stocks	–	27,535	(1)	–	27,535
Rights	–	911	(1)	–	911
Investment Companies	73,036	–		–	73,036
Total Investments	$77,701	$4,478,920		$–	$4,556,621

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2014

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$2,110	$–	$–	$2,110
Forward Foreign Currency Exchange Contracts	–	112	–	112
Liabilities
Futures Contracts	(228)	–	–	(228)
Forward Foreign Currency Exchange Contracts	–	(480)	–	(480)
Total Other Financial Instruments	$1,882	$(368)	$–	$1,514

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
Japan	$868,921	Valuations at last trade with foreign value adjustments

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9%

Advertising – 0.2%

Lamar Advertising Co., Class A *	53,750	$2,741

Aerospace/Defense – 1.5%

Alliant Techsystems, Inc.	26,133	3,715

B/E Aerospace, Inc. *	81,114	7,040

Esterline Technologies Corp. *	26,070	2,777

Exelis, Inc.	155,601	2,958

Triumph Group, Inc.	43,109	2,784
		19,274

Agriculture – 0.1%

Universal Corp.	19,046	1,064

Airlines – 0.5%

Alaska Air Group, Inc.	56,410	5,264

JetBlue Airways Corp. *	186,934	1,624
		6,888

Apparel – 1.5%

Carter’s, Inc.	44,099	3,424

Deckers Outdoor Corp. *	28,447	2,268

Hanesbrands, Inc.	81,691	6,248

Under Armour, Inc., Class A *	65,996	7,566
		19,506

Auto Manufacturers – 0.3%

Oshkosh Corp.	69,106	4,068

Banks – 4.3%

Associated Banc-Corp.	132,135	2,386

BancorpSouth, Inc.	69,074	1,724

Bank of Hawaii Corp.	36,509	2,213

Cathay General Bancorp	60,793	1,531

City National Corp.	39,017	3,071

Commerce Bancshares, Inc.	67,006	3,111

Cullen/Frost Bankers, Inc.	43,401	3,365

East West Bancorp, Inc.	117,590	4,292

First Horizon National Corp.	194,079	2,395

FirstMerit Corp.	135,542	2,823

Fulton Financial Corp.	157,047	1,976

Hancock Holding Co.	67,548	2,476

International Bancshares Corp.	47,023	1,179

Prosperity Bancshares, Inc.	46,782	3,095

Signature Bank *	38,833	4,877

SVB Financial Group *	37,678	4,852

Synovus Financial Corp.	798,347	2,706

TCF Financial Corp.	135,843	2,263

Trustmark Corp.	55,358	1,403

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Banks – 4.3% – continued

Valley National Bancorp	164,356	$1,711

Webster Financial Corp.	74,162	2,304

Westamerica Bancorporation	21,663	1,172
		56,925

Biotechnology – 1.0%

Bio-Rad Laboratories, Inc., Class A *	16,499	2,114

Charles River Laboratories International, Inc. *	39,168	2,363

Cubist Pharmaceuticals, Inc. *	61,459	4,496

United Therapeutics Corp. *	38,150	3,587
		12,560

Building Materials – 1.5%

Eagle Materials, Inc.	41,035	3,638

Fortune Brands Home & Security, Inc.	136,021	5,724

Lennox International, Inc.	37,010	3,364

Louisiana-Pacific Corp. *	115,933	1,956

Martin Marietta Materials, Inc.	37,913	4,866
		19,548

Chemicals – 2.7%

Albemarle Corp.	65,458	4,348

Ashland, Inc.	59,473	5,916

Cabot Corp.	49,147	2,903

Cytec Industries, Inc.	29,290	2,859

Intrepid Potash, Inc. *	44,857	693

Minerals Technologies, Inc.	28,246	1,824

NewMarket Corp.	9,156	3,578

Olin Corp.	65,260	1,802

RPM International, Inc.	109,376	4,576

Sensient Technologies Corp.	41,271	2,328

Valspar (The) Corp.	64,498	4,652
		35,479

Coal – 0.1%

Alpha Natural Resources, Inc. *	183,548	780

Commercial Services – 5.3%

Aaron’s, Inc.	59,054	1,786

Apollo Education Group, Inc. *	81,430	2,788

Brink’s (The) Co.	39,563	1,129

Convergys Corp.	82,684	1,812

CoreLogic, Inc. *	75,167	2,258

Corporate Executive Board (The) Co.	27,651	2,053

Deluxe Corp.	41,383	2,171

DeVry Education Group, Inc.	46,851	1,986

FTI Consulting, Inc. *	33,333	1,111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Commercial Services – 5.3% – continued

Gartner, Inc. *	75,652	$5,253

Global Payments, Inc.	59,063	4,200

HMS Holdings Corp. *	72,058	1,373

Leidos Holdings, Inc.	59,803	2,115

Manpowergroup, Inc.	65,358	5,152

Matthews International Corp., Class A	22,428	915

Rent-A-Center, Inc.	43,203	1,149

Rollins, Inc.	52,737	1,595

RR Donnelley & Sons Co.	162,416	2,907

Science Applications International Corp.	34,290	1,282

SEI Investments Co.	116,860	3,928

Service Corp. International	174,406	3,467

Sotheby’s	56,752	2,472

Towers Watson & Co., Class A	52,687	6,009

TravelCenters of America LLC - (Fractional Shares) *	80,000	–

United Rentals, Inc. *	76,574	7,270

WEX, Inc. *	31,958	3,038
		69,219

Computers – 3.0%

3D Systems Corp. *	78,779	4,660

Cadence Design Systems, Inc. *	237,335	3,688

Diebold, Inc.	52,752	2,104

DST Systems, Inc.	24,066	2,281

Jack Henry & Associates, Inc.	70,202	3,914

Lexmark International, Inc., Class A	50,627	2,344

Mentor Graphics Corp.	80,036	1,762

MICROS Systems, Inc. *	61,741	3,268

NCR Corp. *	136,905	5,004

Riverbed Technology, Inc. *	131,334	2,589

Synopsys, Inc. *	126,491	4,858

VeriFone Systems, Inc. *	91,265	3,087
		39,559

Distribution/Wholesale – 1.5%

Arrow Electronics, Inc. *	82,072	4,872

Ingram Micro, Inc., Class A *	126,853	3,750

LKQ Corp. *	247,442	6,520

Owens & Minor, Inc.	51,823	1,815

Watsco, Inc.	22,319	2,230
		19,187

Diversified Financial Services – 2.5%

Affiliated Managers Group, Inc. *	43,692	8,741

CBOE Holdings, Inc.	70,993	4,018

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Diversified Financial Services – 2.5% – continued

Eaton Vance Corp.	100,766	$3,845

Federated Investors, Inc., Class B	77,449	2,365

Greenhill & Co., Inc.	21,857	1,136

Janus Capital Group, Inc.	123,924	1,347

Raymond James Financial, Inc.	101,673	5,687

Waddell & Reed Financial, Inc., Class A	69,661	5,128
		32,267

Electric – 2.6%

Alliant Energy Corp.	91,139	5,178

Black Hills Corp.	36,554	2,107

Cleco Corp.	49,656	2,512

Great Plains Energy, Inc.	126,337	3,416

Hawaiian Electric Industries, Inc.	83,212	2,115

IDACORP, Inc.	41,259	2,289

MDU Resources Group, Inc.	155,499	5,335

OGE Energy Corp.	163,121	5,996

PNM Resources, Inc.	65,339	1,766

Westar Energy, Inc.	105,705	3,717
		34,431

Electrical Components & Equipment – 1.2%

Acuity Brands, Inc.	35,364	4,688

Energizer Holdings, Inc.	51,393	5,177

General Cable Corp.	40,439	1,036

Hubbell, Inc., Class B	44,262	5,306
		16,207

Electronics – 2.4%

Avnet, Inc.	113,521	5,282

Gentex Corp.	119,593	3,771

Itron, Inc. *	32,174	1,143

Mettler-Toledo International, Inc. *	24,107	5,682

National Instruments Corp.	80,665	2,314

Tech Data Corp. *	31,268	1,906

Trimble Navigation Ltd. *	213,345	8,293

Vishay Intertechnology, Inc.	111,337	1,657

Woodward, Inc.	48,857	2,029
		32,077

Engineering & Construction – 0.7%

AECOM Technology Corp. *	81,344	2,617

Granite Construction, Inc.	29,753	1,188

KBR, Inc.	121,676	3,246

URS Corp.	59,255	2,789
		9,840

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Entertainment – 0.6%

Bally Technologies, Inc. *	32,092	$2,127

Cinemark Holdings, Inc.	85,224	2,472

DreamWorks Animation SKG, Inc., Class A *	59,011	1,567

International Speedway Corp., Class A	23,296	792

Scientific Games Corp., Class A *	39,130	537
		7,495

Environmental Control – 0.6%

Clean Harbors, Inc. *	45,366	2,485

MSA Safety, Inc.	25,977	1,481

Waste Connections, Inc.	101,519	4,453
		8,419

Food – 2.1%

Dean Foods Co.	77,917	1,205

Flowers Foods, Inc.	143,830	3,085

Hain Celestial Group (The), Inc. *	40,941	3,745

Hillshire Brands (The) Co.	100,506	3,745

Ingredion, Inc.	61,072	4,158

Lancaster Colony Corp.	15,956	1,586

Post Holdings, Inc. *	30,937	1,705

SUPERVALU, Inc. *	162,370	1,111

Tootsie Roll Industries, Inc.	17,055	511

United Natural Foods, Inc. *	40,755	2,890

WhiteWave Foods (The) Co., Class A *	142,507	4,067
		27,808

Forest Products & Paper – 0.2%

Domtar Corp.	26,670	2,993

Gas – 1.7%

Atmos Energy Corp.	82,270	3,877

National Fuel Gas Co.	68,791	4,818

ONE Gas, Inc. *	42,613	1,531

Questar Corp.	143,800	3,420

UGI Corp.	94,223	4,298

Vectren Corp.	67,642	2,664

WGL Holdings, Inc.	42,625	1,708
		22,316

Hand/Machine Tools – 0.8%

Kennametal, Inc.	64,570	2,860

Lincoln Electric Holdings, Inc.	66,557	4,793

Regal-Beloit Corp.	37,011	2,691
		10,344

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Healthcare – Products – 3.7%

Align Technology, Inc. *	58,883	$3,050

Cooper (The) Cos., Inc.	39,326	5,402

Henry Schein, Inc. *	70,145	8,373

Hill-Rom Holdings, Inc.	47,094	1,815

Hologic, Inc. *	225,285	4,844

IDEXX Laboratories, Inc. *	42,402	5,148

Masimo Corp. *	42,487	1,160

ResMed, Inc.	116,263	5,196

Sirona Dental Systems, Inc. *	45,345	3,386

STERIS Corp.	48,406	2,311

Techne Corp.	27,275	2,328

Teleflex, Inc.	33,802	3,625

Thoratec Corp. *	46,636	1,670
		48,308

Healthcare – Services – 2.0%

Community Health Systems, Inc. *	93,131	3,648

Covance, Inc. *	46,548	4,836

Health Net, Inc. *	65,671	2,234

LifePoint Hospitals, Inc. *	38,759	2,114

MEDNAX, Inc. *	83,058	5,148

Universal Health Services, Inc., Class B	73,637	6,044

WellCare Health Plans, Inc. *	35,946	2,283
		26,307

Home Builders – 1.0%

KB Home	73,159	1,243

MDC Holdings, Inc.	31,745	898

NVR, Inc. *	3,354	3,847

Thor Industries, Inc.	36,755	2,244

Toll Brothers, Inc. *	131,352	4,716
		12,948

Home Furnishings – 0.2%

Tempur Sealy International, Inc. *	49,796	2,523

Household Products/Wares – 1.5%

Church & Dwight Co., Inc.	112,651	7,781

Jarden Corp. *	101,580	6,078

Scotts Miracle-Gro (The) Co., Class A	36,244	2,221

Tupperware Brands Corp.	41,348	3,463
		19,543

Insurance – 5.0%

Alleghany Corp. *	13,752	5,602

American Financial Group, Inc.	58,817	3,394

Arthur J Gallagher & Co.	109,870	5,228

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Insurance – 5.0% – continued

Aspen Insurance Holdings Ltd.	53,507	$2,124

Brown & Brown, Inc.	97,933	3,012

Everest Re Group Ltd.	38,906	5,954

Fidelity National Financial, Inc., Class A	226,870	7,133

First American Financial Corp.	87,185	2,315

Hanover Insurance Group (The), Inc.	36,034	2,214

HCC Insurance Holdings, Inc.	81,950	3,728

Kemper Corp.	41,970	1,644

Mercury General Corp.	29,829	1,345

Old Republic International Corp.	198,918	3,262

Primerica, Inc.	45,108	2,125

Protective Life Corp.	64,534	3,394

Reinsurance Group of America, Inc.	58,141	4,630

RenaissanceRe Holdings Ltd.	34,230	3,341

StanCorp Financial Group, Inc.	35,929	2,400

WR Berkley Corp.	85,461	3,557
		66,402

Internet – 1.3%

AOL, Inc. *	65,237	2,855

Conversant, Inc. *	52,029	1,465

Equinix, Inc. *	40,525	7,491

Rackspace Hosting, Inc. *	95,453	3,133

TIBCO Software, Inc. *	125,322	2,546
		17,490

Iron/Steel – 0.9%

Carpenter Technology Corp.	43,570	2,877

Commercial Metals Co.	96,339	1,819

Reliance Steel & Aluminum Co.	63,727	4,503

Steel Dynamics, Inc.	183,115	3,258
		12,457

Leisure Time – 1.0%

Brunswick Corp.	76,021	3,443

Life Time Fitness, Inc. *	31,621	1,521

Polaris Industries, Inc.	53,944	7,536
		12,500

Machinery – Construction & Mining – 0.3%

Terex Corp.	90,873	4,026

Machinery – Diversified – 1.9%

AGCO Corp.	71,581	3,948

Graco, Inc.	49,974	3,735

IDEX Corp.	66,443	4,843

Nordson Corp.	49,680	3,502

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Machinery – Diversified – 1.9% – continued

Wabtec Corp.	78,804	$6,107

Zebra Technologies Corp., Class A *	41,355	2,871
		25,006

Media – 0.9%

AMC Networks, Inc., Class A *	48,660	3,556

FactSet Research Systems, Inc.	32,628	3,518

John Wiley & Sons, Inc., Class A	38,221	2,203

Meredith Corp.	30,468	1,415

New York Times (The) Co., Class A	103,306	1,768
		12,460

Metal Fabrication/Hardware – 0.7%

Timken (The) Co.	64,171	3,772

Valmont Industries, Inc.	22,002	3,275

Worthington Industries, Inc.	43,363	1,658
		8,705

Mining – 0.4%

Compass Minerals International, Inc.	27,499	2,269

Royal Gold, Inc.	53,442	3,347
		5,616

Miscellaneous Manufacturing – 2.5%

A.O. Smith Corp.	62,888	2,894

AptarGroup, Inc.	53,831	3,558

Carlisle Cos., Inc.	52,269	4,147

CLARCOR, Inc.	41,344	2,371

Crane Co.	40,160	2,857

Donaldson Co., Inc.	109,716	4,652

Harsco Corp.	66,288	1,553

ITT Corp.	75,058	3,210

SPX Corp.	36,832	3,621

Trinity Industries, Inc.	63,607	4,584
		33,447

Office Furnishings – 0.2%

Herman Miller, Inc.	48,396	1,555

HNI Corp.	37,218	1,361
		2,916

Oil & Gas – 3.5%

Atwood Oceanics, Inc. *	47,461	2,391

Bill Barrett Corp. *	40,319	1,032

Cimarex Energy Co.	71,428	8,508

Energen Corp.	59,739	4,827

Gulfport Energy Corp. *	69,990	4,982

HollyFrontier Corp.	163,368	7,773

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Oil & Gas – 3.5% – continued

Murphy USA, Inc. *	36,439	$1,479

Patterson-UTI Energy, Inc.	118,393	3,751

Rosetta Resources, Inc. *	50,342	2,345

SM Energy Co.	55,082	3,927

Unit Corp. *	35,988	2,353

WPX Energy, Inc. *	165,600	2,986
		46,354

Oil & Gas Services – 2.0%

CARBO Ceramics, Inc.	16,320	2,252

Dresser-Rand Group, Inc. *	62,607	3,657

Dril-Quip, Inc. *	33,378	3,742

Helix Energy Solutions Group, Inc. *	80,751	1,855

Oceaneering International, Inc.	88,795	6,381

Oil States International, Inc. *	43,839	4,322

Superior Energy Services, Inc.	130,233	4,006
		26,215

Packaging & Containers – 1.4%

Greif, Inc., Class A	25,023	1,313

Packaging Corp. of America	80,655	5,676

Rock-Tenn Co., Class A	58,887	6,217

Silgan Holdings, Inc.	35,982	1,782

Sonoco Products Co.	84,021	3,446
		18,434

Pharmaceuticals – 1.8%

Endo International PLC *	112,931	7,753

Mallinckrodt PLC *	47,712	3,025

Omnicare, Inc.	81,921	4,888

Salix Pharmaceuticals Ltd. *	52,052	5,393

VCA Antech, Inc. *	72,464	2,336
		23,395

Real Estate – 0.4%

Alexander & Baldwin, Inc.	35,201	1,498

Jones Lang LaSalle, Inc.	36,563	4,333
		5,831

Real Estate Investment Trusts – 8.9%

Alexandria Real Estate Equities, Inc.	58,816	4,268

American Campus Communities, Inc.	86,051	3,214

BioMed Realty Trust, Inc.	158,039	3,238

BRE Properties, Inc.	63,510	3,987

Camden Property Trust	70,173	4,725

Corporate Office Properties Trust	71,758	1,912

Corrections Corp. of America	95,242	2,983

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Real Estate Investment Trusts – 8.9% – continued

Duke Realty Corp.	268,511	$4,532

Equity One, Inc.	52,050	1,163

Essex Property Trust, Inc.	31,661	5,384

Extra Space Storage, Inc.	90,370	4,384

Federal Realty Investment Trust	54,872	6,295

Highwoods Properties, Inc.	73,795	2,834

Home Properties, Inc.	46,843	2,816

Hospitality Properties Trust	122,874	3,529

Kilroy Realty Corp.	67,440	3,951

Liberty Property Trust	120,381	4,449

Mack-Cali Realty Corp.	72,708	1,512

Mid-America Apartment Communities, Inc.	61,545	4,202

National Retail Properties, Inc.	100,149	3,437

Omega Healthcare Investors, Inc.	102,038	3,420

Potlatch Corp.	33,459	1,295

Rayonier, Inc.	103,790	4,765

Rayonier, Inc. - (Fractional Shares) *	50,000	–

Realty Income Corp.	180,310	7,367

Regency Centers Corp.	75,827	3,872

Senior Housing Properties Trust	154,502	3,472

SL Green Realty Corp.	78,095	7,858

Taubman Centers, Inc.	51,822	3,668

UDR, Inc.	206,489	5,334

Weingarten Realty Investors	92,107	2,763
		116,629

Retail – 6.1%

Abercrombie & Fitch Co., Class A	62,737	2,415

Advance Auto Parts, Inc.	59,841	7,570

American Eagle Outfitters, Inc.	139,244	1,704

ANN, Inc. *	37,747	1,566

Ascena Retail Group, Inc. *	106,029	1,832

Big Lots, Inc. *	47,967	1,817

Bob Evans Farms, Inc.	20,271	1,014

Brinker International, Inc.	55,090	2,890

Cabela’s, Inc. *	38,300	2,509

Cheesecake Factory (The), Inc.	39,024	1,859

Chico’s FAS, Inc.	130,398	2,090

Copart, Inc. *	91,950	3,346

CST Brands, Inc.	62,109	1,940

Dick’s Sporting Goods, Inc.	83,629	4,567

Domino’s Pizza, Inc.	45,728	3,520

Foot Locker, Inc.	120,484	5,660

Guess?, Inc.	48,737	1,345

HSN, Inc.	27,438	1,639

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Retail – 6.1% – continued

J.C. Penney Co., Inc. *	250,085	$2,156

Kate Spade & Co. *	101,300	3,757

MSC Industrial Direct Co., Inc., Class A	38,817	3,359

Office Depot, Inc. *	397,774	1,643

Panera Bread Co., Class A *	21,652	3,821

Signet Jewelers Ltd.	65,910	6,977

Wendy’s (The) Co.	216,456	1,974

Williams-Sonoma, Inc.	72,001	4,798

World Fuel Services Corp.	58,965	2,600
		80,368

Savings & Loans – 0.9%

Astoria Financial Corp.	69,293	958

First Niagara Financial Group, Inc.	290,595	2,746

New York Community Bancorp, Inc.	363,031	5,834

Washington Federal, Inc.	84,175	1,961
		11,499

Semiconductors – 2.7%

Advanced Micro Devices, Inc. *	506,739	2,032

Atmel Corp. *	349,330	2,920

Cree, Inc. *	99,830	5,646

Cypress Semiconductor Corp. *	116,504	1,196

Fairchild Semiconductor International, Inc. *	102,865	1,419

Integrated Device Technology, Inc. *	112,017	1,370

International Rectifier Corp. *	58,495	1,603

Intersil Corp., Class A	104,916	1,356

Rovi Corp. *	80,492	1,834

Semtech Corp. *	56,378	1,429

Silicon Laboratories, Inc. *	32,310	1,688

Skyworks Solutions, Inc. *	155,102	5,819

SunEdison, Inc. *	201,851	3,803

Teradyne, Inc. *	159,220	3,167
		35,282

Shipbuilding – 0.3%

Huntington Ingalls Industries, Inc.	39,996	4,090

Software – 3.3%

ACI Worldwide, Inc. *	31,607	1,871

Acxiom Corp. *	62,757	2,159

Advent Software, Inc.	33,296	978

Allscripts Healthcare Solutions, Inc. *	130,782	2,358

ANSYS, Inc. *	76,024	5,855

Broadridge Financial Solutions, Inc.	98,079	3,643

CommVault Systems, Inc. *	36,629	2,379

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Software – 3.3% – continued

Compuware Corp.	179,070	$1,880

Concur Technologies, Inc. *	39,072	3,871

Fair Isaac Corp.	28,630	1,584

Informatica Corp. *	89,623	3,386

ManTech International Corp., Class A	19,475	573

MSCI, Inc. *	95,707	4,117

PTC, Inc. *	97,442	3,452

SolarWinds, Inc. *	53,658	2,287

Solera Holdings, Inc.	56,650	3,588
		43,981

Telecommunications – 1.8%

ADTRAN, Inc.	46,992	1,147

Ciena Corp. *	86,248	1,961

Fortinet, Inc. *	112,341	2,475

InterDigital, Inc.	33,276	1,102

JDS Uniphase Corp. *	191,729	2,684

Knowles Corp. *	69,828	2,204

NeuStar, Inc., Class A *	50,184	1,632

Plantronics, Inc.	35,381	1,573

Polycom, Inc. *	112,322	1,541

RF Micro Devices, Inc. *	231,977	1,828

Telephone & Data Systems, Inc.	81,233	2,129

tw telecom, Inc. *	115,491	3,610
		23,886

Transportation – 1.9%

Con-way, Inc.	46,686	1,918

Genesee & Wyoming, Inc., Class A *	41,809	4,069

JB Hunt Transport Services, Inc.	75,112	5,402

Kirby Corp. *	46,694	4,728

Landstar System, Inc.	37,352	2,212

Old Dominion Freight Line, Inc. *	57,252	3,249

Tidewater, Inc.	40,586	1,973

UTi Worldwide, Inc.	75,743	802

Werner Enterprises, Inc.	38,113	972
		25,325

Trucking & Leasing – 0.2%

GATX Corp.	37,745	2,562

Water – 0.3%

Aqua America, Inc.	145,111	3,638
Total Common Stocks
(Cost $910,777)		1,289,138

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	23,833,504	$23,834
Total Investment Companies
(Cost $23,834)		23,834

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.05%, 4/10/14 (3)	$2,455	$2,455
Total Short-Term Investments
(Cost $2,455)		2,455

Total Investments – 99.9%
(Cost $937,066)		1,315,427

Other Assets less Liabilities – 0.1%		741
NET ASSETS – 100.0%		$1,316,168

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $27,001,000 with net sales of approximately $3,167,000 during the fiscal year ended March 31, 2014.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	197	$27,086	Long	6/14	$285

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.5%
Consumer Staples	3.2
Energy	5.9
Financials	23.1
Health Care	9.5
Industrials	16.7
Information Technology	15.8
Materials	7.2
Telecommunication Services	0.4
Utilities	4.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$1,289,138	(1)	$–	$–	$1,289,138
Investment Companies	23,834		–	–	23,834
Short-Term Investments	–		2,455	–	2,455
Total Investments	$1,312,972		$2,455	$–	$1,315,427

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$285		$–	$–	$285

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Advertising – 0.1%

Harte-Hanks, Inc.	24,477	$216

Marchex, Inc., Class B	13,143	138

Marin Software, Inc. *	5,161	55

MDC Partners, Inc., Class A	21,537	491

Millennial Media, Inc. *	20,081	139

Sizmek, Inc. *	13,771	146

ValueVision Media, Inc., Class A *	22,349	109
		1,294

Aerospace/Defense – 1.5%

AAR Corp.	22,614	587

Aerovironment, Inc. *	10,547	424

API Technologies Corp. *	17,720	52

Astronics Corp. *	8,577	544

Cubic Corp.	11,297	577

Curtiss-Wright Corp.	26,648	1,693

Ducommun, Inc. *	6,037	151

Erickson Air-Crane, Inc. *	2,118	41

Esterline Technologies Corp. *	17,802	1,897

GenCorp, Inc. *	34,452	629

HEICO Corp.	37,760	2,272

Innovative Solutions & Support, Inc. *	7,070	53

Kaman Corp.	15,408	627

Kratos Defense & Security Solutions, Inc. *	25,028	189

LMI Aerospace, Inc. *	5,829	82

M/A-COM Technology Solutions Holdings, Inc. *	5,957	122

Moog, Inc., Class A *	25,797	1,690

National Presto Industries, Inc.	2,749	215

Orbital Sciences Corp. *	34,151	953

Teledyne Technologies, Inc. *	21,271	2,070
		14,868

Agriculture – 0.3%

Alico, Inc.	1,631	62

Alliance One International, Inc. *	50,245	147

Andersons (The), Inc.	15,958	945

Griffin Land & Nurseries, Inc.	1,525	46

Limoneira Co.	5,699	129

Tejon Ranch Co. *	7,852	266

Universal Corp.	13,277	742

Vector Group Ltd.	35,894	773
		3,110

Airlines – 0.5%

Allegiant Travel Co.	8,532	955

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Airlines – 0.5% – continued

Hawaiian Holdings, Inc. *	29,557	$412

JetBlue Airways Corp. *	132,319	1,150

Republic Airways Holdings, Inc. *	27,973	256

SkyWest, Inc.	29,530	377

Spirit Airlines, Inc. *	34,315	2,038
		5,188

Apparel – 1.0%

American Apparel, Inc. *	32,524	16

Columbia Sportswear Co.	7,354	608

Crocs, Inc. *	50,143	782

G-III Apparel Group Ltd. *	9,551	684

Iconix Brand Group, Inc. *	27,601	1,084

Jones Group (The), Inc.	45,574	682

Oxford Industries, Inc.	7,656	599

Perry Ellis International, Inc. *	7,008	96

Quiksilver, Inc. *	75,459	567

R.G. Barry Corp.	5,672	107

Skechers U.S.A., Inc., Class A *	22,003	804

Steven Madden Ltd. *	34,222	1,231

Unifi, Inc. *	8,494	196

Vince Holding Corp. *	6,546	173

Weyco Group, Inc.	3,715	100

Wolverine World Wide, Inc.	57,105	1,630
		9,359

Auto Manufacturers – 0.1%

Wabash National Corp. *	38,967	536

Auto Parts & Equipment – 1.1%

Accuride Corp. *	22,520	100

American Axle & Manufacturing Holdings, Inc. *	38,271	709

Commercial Vehicle Group, Inc. *	13,680	125

Cooper Tire & Rubber Co.	36,048	876

Dana Holding Corp.	89,776	2,089

Dorman Products, Inc. *	14,354	848

Douglas Dynamics, Inc.	12,669	221

Federal-Mogul Corp. *	11,222	210

Fuel Systems Solutions, Inc. *	7,999	86

Gentherm, Inc. *	20,004	695

Meritor, Inc. *	55,466	679

Miller Industries, Inc.	6,287	123

Modine Manufacturing Co. *	26,880	394

Remy International, Inc.	7,996	189

Spartan Motors, Inc.	19,445	100

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Auto Parts & Equipment – 1.1% – continued

Standard Motor Products, Inc.	11,278	$403

Superior Industries International, Inc.	13,237	271

Tenneco, Inc. *	34,603	2,009

Titan International, Inc.	30,460	578

Tower International, Inc. *	3,498	95
		10,800

Banks – 6.9%

1st Source Corp.	8,587	276

1st United Bancorp, Inc.	17,027	130

Access National Corp.	4,286	69

American National Bankshares, Inc.	4,485	105

Ameris Bancorp *	13,593	317

Ames National Corp.	5,312	117

Arrow Financial Corp.	6,079	161

BancFirst Corp.	4,035	229

Bancorp (The), Inc. *	18,699	352

BancorpSouth, Inc.	54,141	1,351

Bank of Kentucky Financial Corp.	3,500	131

Bank of Marin Bancorp	3,341	150

Bank of the Ozarks, Inc.	17,691	1,204

Banner Corp.	11,065	456

Bar Harbor Bankshares	2,199	84

BBCN Bancorp, Inc.	44,938	770

BNC Bancorp	10,431	181

Boston Private Financial Holdings, Inc.	45,364	614

Bridge Bancorp, Inc.	6,373	170

Bridge Capital Holdings *	5,415	129

Bryn Mawr Bank Corp.	7,699	221

C&F Financial Corp.	1,881	62

Camden National Corp.	4,348	179

Capital Bank Financial Corp., Class A *	13,362	336

Capital City Bank Group, Inc.	7,008	93

Cardinal Financial Corp.	17,223	307

Cascade Bancorp *	4,235	24

Cass Information Systems, Inc.	5,865	302

Cathay General Bancorp	44,882	1,131

Center Bancorp, Inc.	6,712	128

Centerstate Banks, Inc.	17,148	187

Central Pacific Financial Corp.	12,414	251

Century Bancorp, Inc., Class A	1,981	68

Chemical Financial Corp.	16,775	544

Chemung Financial Corp.	2,021	55

Citizens & Northern Corp.	7,034	139

City Holding Co.	8,913	400

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Banks – 6.9% – continued

CNB Financial Corp.	8,198	$145

CoBiz Financial, Inc.	20,189	233

Columbia Banking System, Inc.	29,002	827

Community Bank System, Inc.	22,747	888

Community Trust Bancorp, Inc.	7,980	331

CommunityOne Bancorp *	6,037	68

ConnectOne Bancorp, Inc. *	957	47

CU Bancorp *	5,272	97

Customers Bancorp, Inc. *	11,356	237

CVB Financial Corp.	52,224	830

Eagle Bancorp, Inc. *	12,694	458

Enterprise Bancorp, Inc.	4,067	83

Enterprise Financial Services Corp.	10,970	220

Farmers Capital Bank Corp. *	4,191	94

Fidelity Southern Corp.	8,362	117

Financial Institutions, Inc.	7,858	181

First BanCorp *	41,056	223

First Bancorp	11,209	213

First Bancorp, Inc.	5,359	87

First Busey Corp.	41,309	240

First Commonwealth Financial Corp.	55,709	504

First Community Bancshares, Inc.	9,631	158

First Connecticut Bancorp, Inc.	9,696	152

First Financial Bancorp	32,906	592

First Financial Bankshares, Inc.	17,939	1,108

First Financial Corp.	6,404	216

First Financial Holdings, Inc.	13,676	856

First Interstate Bancsystem, Inc.	9,971	281

First Merchants Corp.	19,885	430

First Midwest Bancorp, Inc.	42,700	729

First NBC Bank Holding Co. *	2,340	82

First of Long Island (The) Corp.	4,507	183

First Security Group, Inc. *	37,178	77

FirstMerit Corp.	94,289	1,964

FNB Corp.	88,617	1,187

Franklin Financial Corp. *	6,047	118

German American Bancorp, Inc.	7,214	208

Glacier Bancorp, Inc.	40,953	1,191

Great Southern Bancorp, Inc.	5,872	176

Guaranty Bancorp	8,387	120

Hampton Roads Bankshares, Inc. *	18,964	30

Hancock Holding Co.	48,275	1,769

Hanmi Financial Corp.	17,968	419

Heartland Financial USA, Inc.	8,441	228

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Banks – 6.9% – continued

Heritage Commerce Corp.	12,065	$97

Heritage Financial Corp.	8,615	146

Heritage Oaks Bancorp *	11,307	91

Home BancShares, Inc.	25,739	886

Horizon Bancorp	4,959	110

Hudson Valley Holding Corp.	9,386	179

Iberiabank Corp.	16,896	1,185

Independent Bank Corp.	13,472	530

Independent Bank Group, Inc.	2,129	125

International Bancshares Corp.	30,375	762

Intervest Bancshares Corp. *	10,050	75

Lakeland Bancorp, Inc.	20,378	229

Lakeland Financial Corp.	9,344	376

LCNB Corp.	4,331	75

Macatawa Bank Corp.	13,332	67

MainSource Financial Group, Inc.	11,630	199

MB Financial, Inc.	31,156	965

Mercantile Bank Corp.	5,008	103

Merchants Bancshares, Inc.	3,145	103

Metro Bancorp, Inc. *	8,057	170

Middleburg Financial Corp.	3,131	55

MidSouth Bancorp, Inc.	4,731	80

MidWestOne Financial Group, Inc.	3,789	96

National Bankshares, Inc.	3,963	145

National Penn Bancshares, Inc.	66,543	695

NBT Bancorp, Inc.	24,920	610

NewBridge Bancorp *	14,388	103

Northrim BanCorp, Inc.	3,725	96

OFG Bancorp	25,962	446

Old National Bancorp	57,638	859

OmniAmerican Bancorp, Inc.	6,510	148

Pacific Continental Corp.	10,297	142

PacWest Bancorp	21,560	927

Palmetto Bancshares, Inc. *	2,505	35

Park National Corp.	6,559	504

Park Sterling Corp.	25,493	170

Peapack Gladstone Financial Corp.	6,424	141

Penns Woods Bancorp, Inc.	2,747	134

Peoples Bancorp, Inc.	6,161	152

Pinnacle Financial Partners, Inc.	19,918	747

Preferred Bank *	6,648	173

PrivateBancorp, Inc.	36,934	1,127

Prosperity Bancshares, Inc.	34,268	2,267

Renasant Corp.	17,396	505

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Banks – 6.9% – continued

Republic Bancorp, Inc., Class A	5,428	$123

S&T Bancorp, Inc.	16,930	401

S.Y. Bancorp, Inc.	7,954	252

Sandy Spring Bancorp, Inc.	14,213	355

Seacoast Banking Corp. of Florida *	10,431	115

Sierra Bancorp	6,997	111

Simmons First National Corp., Class A	9,396	350

Southside Bancshares, Inc.	10,168	319

Southwest Bancorp, Inc.	11,246	199

State Bank Financial Corp.	18,166	321

Sterling Financial Corp.	19,328	644

Suffolk Bancorp *	6,583	147

Sun Bancorp, Inc. *	22,477	76

Susquehanna Bancshares, Inc.	106,096	1,208

Talmer Bancorp, Inc. Class A *	10,171	149

Taylor Capital Group, Inc. *	9,833	235

Texas Capital Bancshares, Inc. *	23,207	1,507

Tompkins Financial Corp.	8,234	403

TowneBank	15,007	233

Trico Bancshares	9,122	237

Tristate Capital Holdings, Inc. *	3,682	52

TrustCo Bank Corp. NY	53,593	377

Trustmark Corp.	38,187	968

UMB Financial Corp.	20,299	1,313

Umpqua Holdings Corp.	63,657	1,187

Union First Market Bankshares Corp.	24,092	612

United Bankshares, Inc.	36,960	1,132

United Community Banks, Inc. *	24,471	475

Univest Corp. of Pennsylvania	9,510	195

VantageSouth Bancshares, Inc. *	6,766	48

ViewPoint Financial Group, Inc.	22,734	656

Walker & Dunlop, Inc. *	9,371	153

Washington Banking Co.	8,823	157

Washington Trust Bancorp, Inc.	8,253	309

Webster Financial Corp.	51,336	1,594

WesBanco, Inc.	14,747	469

West Bancorporation, Inc.	8,170	124

Westamerica Bancorporation	15,348	830

Western Alliance Bancorp *	42,145	1,037

Wilshire Bancorp, Inc.	38,546	428

Wintrust Financial Corp.	24,354	1,185

Yadkin Financial Corp. *	8,197	176
		67,512

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Beverages – 0.2%

Boston Beer (The) Co., Inc., Class A *	4,692	$1,148

Coca-Cola Bottling Co. Consolidated	2,650	225

Craft Brew Alliance, Inc. *	6,100	93

Farmer Bros. Co. *	3,481	69

National Beverage Corp. *	6,472	126
		1,661

Biotechnology – 3.3%

Acceleron Pharma, Inc. *	3,655	126

Achillion Pharmaceuticals, Inc. *	55,000	181

Acorda Therapeutics, Inc. *	23,101	876

Aegerion Pharmaceuticals, Inc. *	16,405	757

Alnylam Pharmaceuticals, Inc. *	33,080	2,221

AMAG Pharmaceuticals, Inc. *	12,290	238

Arena Pharmaceuticals, Inc. *	123,971	781

Arqule, Inc. *	32,735	67

BIND Therapeutics, Inc. *	2,895	35

BioTime, Inc. *	21,480	71

Bluebird Bio, Inc. *	3,798	86

Cambrex Corp. *	17,086	322

Cell Therapeutics, Inc. *	73,973	252

Celladon Corp. *	3,596	43

Celldex Therapeutics, Inc. *	50,749	897

Cellular Dynamics International, Inc. *	2,138	32

Chelsea Therapeutics International Ltd. *	44,689	247

Coronado Biosciences, Inc. *	15,071	30

Curis, Inc. *	48,885	138

Cytokinetics, Inc. *	18,611	177

Dendreon Corp. *	89,754	268

Dicerna Pharmaceuticals, Inc. *	1,996	56

Dynavax Technologies Corp. *	149,594	269

Eleven Biotherapeutics, Inc. *	2,587	42

Emergent Biosolutions, Inc. *	15,634	395

Endocyte, Inc. *	17,345	413

Enzon Pharmaceuticals, Inc.	21,906	23

Epizyme, Inc. *	3,321	76

Exact Sciences Corp. *	40,111	568

Exelixis, Inc. *	104,675	371

Fibrocell Science, Inc. *	12,268	64

Five Prime Therapeutics, Inc. *	3,079	61

Foundation Medicine, Inc. *	3,979	129

Galena Biopharma, Inc. *	58,212	146

Genocea Biosciences, Inc. *	2,208	40

Geron Corp. *	87,688	182

GlycoMimetics, Inc. *	4,577	75

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Biotechnology – 3.3% – continued

GTx, Inc. *	14,006	$21

Halozyme Therapeutics, Inc. *	54,615	694

Harvard Bioscience, Inc. *	14,871	70

Idenix Pharmaceuticals, Inc. *	63,827	385

ImmunoGen, Inc. *	48,142	719

Immunomedics, Inc. *	41,756	176

Insmed, Inc. *	19,696	375

Intercept Pharmaceuticals, Inc. *	4,082	1,346

InterMune, Inc. *	55,853	1,869

Intrexon Corp. *	6,614	174

Isis Pharmaceuticals, Inc. *	63,927	2,762

Karyopharm Therapeutics, Inc. *	4,507	139

KYTHERA Biopharmaceuticals, Inc. *	6,715	267

Lexicon Pharmaceuticals, Inc. *	129,536	224

Ligand Pharmaceuticals, Inc. *	10,142	682

MacroGenics, Inc. *	3,323	92

Marrone Bio Innovations, Inc. *	3,037	42

Medicines (The) Co. *	36,002	1,023

MEI Pharma, Inc. *	6,607	74

Merrimack Pharmaceuticals, Inc. *	55,007	277

Momenta Pharmaceuticals, Inc. *	26,890	313

Nanosphere, Inc. *	31,927	69

NeoGenomics, Inc. *	18,484	64

NewLink Genetics Corp. *	9,621	273

Novavax, Inc. *	105,905	480

NPS Pharmaceuticals, Inc. *	57,105	1,709

Omeros Corp. *	16,971	205

OncoGenex Pharmaceutical, Inc. *	8,113	95

OncoMed Pharmaceuticals, Inc. *	2,614	88

Onconova Therapeutics, Inc. *	3,303	21

OvaScience, Inc. *	5,038	45

Pacific Biosciences of California, Inc. *	27,231	146

PDL BioPharma, Inc.	91,172	758

Peregrine Pharmaceuticals, Inc. *	91,382	174

Prothena Corp. PLC *	8,103	310

PTC Therapeutics, Inc. *	6,450	169

Puma Biotechnology, Inc. *	13,226	1,377

Repligen Corp. *	17,909	230

Retrophin, Inc. *	10,800	230

Rigel Pharmaceuticals, Inc. *	49,668	193

RTI Surgical, Inc. *	32,081	131

Sangamo BioSciences, Inc. *	37,917	686

Sequenom, Inc. *	66,113	162

Spectrum Pharmaceuticals, Inc. *	36,054	283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Biotechnology – 3.3% – continued

Stemline Therapeutics, Inc. *	5,474	$111

Sunesis Pharmaceuticals, Inc. *	18,513	122

Synageva BioPharma Corp. *	11,733	973

Ultragenyx Pharmaceutical, Inc. *	3,766	184

Veracyte, Inc. *	2,764	47

Verastem, Inc. *	9,868	106

Vical, Inc. *	43,759	56

XOMA Corp. *	43,956	229

ZIOPHARM Oncology, Inc. *	45,814	210
		32,415

Building Materials – 1.2%

AAON, Inc.	15,977	445

Apogee Enterprises, Inc.	16,353	543

Boise Cascade Co. *	7,011	201

Builders FirstSource, Inc. *	25,452	232

Comfort Systems USA, Inc.	21,156	322

Continental Building Products, Inc. *	7,693	145

Drew Industries, Inc.	13,040	707

Gibraltar Industries, Inc. *	17,472	330

Griffon Corp.	23,206	277

Headwaters, Inc. *	41,584	549

Louisiana-Pacific Corp. *	79,315	1,338

LSI Industries, Inc.	12,126	99

NCI Building Systems, Inc. *	11,796	206

Nortek, Inc. *	5,131	422

Patrick Industries, Inc. *	3,793	168

PGT, Inc. *	18,877	217

Ply Gem Holdings, Inc. *	8,994	114

Quanex Building Products Corp.	21,096	436

Simpson Manufacturing Co., Inc.	23,075	815

Stock Building Supply Holdings, Inc. *	4,475	91

Texas Industries, Inc. *	12,382	1,110

Trex Co., Inc. *	9,780	716

Universal Forest Products, Inc.	11,310	626

US Concrete, Inc. *	8,051	189

USG Corp. *	43,645	1,428
		11,726

Chemicals – 2.0%

A. Schulman, Inc.	16,738	607

Aceto Corp.	15,592	313

American Vanguard Corp.	16,283	353

Axiall Corp.	39,722	1,784

Balchem Corp.	16,887	880

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Chemicals – 2.0% – continued

Chemtura Corp. *	55,935	$1,415

Ferro Corp. *	41,220	563

H.B. Fuller Co.	28,624	1,382

Hawkins, Inc.	5,361	197

Innophos Holdings, Inc.	12,491	708

Innospec, Inc.	13,372	605

Intrepid Potash, Inc. *	31,139	481

KMG Chemicals, Inc.	4,737	74

Kraton Performance Polymers, Inc. *	18,513	484

Landec Corp. *	14,756	165

Minerals Technologies, Inc.	19,813	1,279

Oil-Dri Corp. of America	2,769	96

Olin Corp.	45,679	1,261

OM Group, Inc.	18,182	604

OMNOVA Solutions, Inc. *	26,783	278

Penford Corp. *	5,394	77

PolyOne Corp.	56,540	2,073

Quaker Chemical Corp.	7,475	589

Rentech, Inc. *	128,581	244

Sensient Technologies Corp.	28,462	1,606

Stepan Co.	10,716	692

Taminco Corp. *	8,987	189

Zep, Inc.	12,891	228
		19,227

Coal – 0.3%

Alpha Natural Resources, Inc. *	125,661	534

Arch Coal, Inc.	120,786	582

Cloud Peak Energy, Inc. *	34,607	732

Hallador Energy Co.	5,221	45

L&L Energy, Inc.(1) *	16,921	–

SunCoke Energy, Inc. *	39,801	909

Walter Energy, Inc.	35,611	269

Westmoreland Coal Co. *	6,578	196
		3,267

Commercial Services – 5.6%

ABM Industries, Inc.	31,096	894

Acacia Research Corp.	27,999	428

Advisory Board (The) Co. *	20,206	1,298

Albany Molecular Research, Inc. *	13,230	246

American Public Education, Inc. *	10,013	351

AMN Healthcare Services, Inc. *	26,201	360

ARC Document Solutions, Inc. *	21,444	160

Ascent Capital Group, Inc., Class A *	8,044	608

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Commercial Services – 5.6% – continued

AVEO Pharmaceuticals, Inc. *	29,418	$44

Barrett Business Services, Inc.	4,010	239

Bridgepoint Education, Inc. *	8,537	127

Bright Horizons Family Solutions, Inc. *	6,751	264

Brink’s (The) Co.	27,298	779

Capella Education Co.	6,288	397

Cardtronics, Inc. *	25,523	992

Care.com, Inc. *	3,734	62

Career Education Corp. *	31,416	234

Carriage Services, Inc.	8,939	163

CBIZ, Inc. *	20,309	186

CDI Corp.	8,043	138

Cenveo, Inc. *	31,145	95

Chemed Corp.	10,033	897

Convergys Corp.	59,782	1,310

Corinthian Colleges, Inc. *	44,540	61

Corporate Executive Board (The) Co.	19,133	1,420

Corvel Corp. *	6,489	323

CoStar Group, Inc. *	16,242	3,033

CRA International, Inc. *	5,884	129

Cross Country Healthcare, Inc. *	15,549	125

Deluxe Corp.	28,943	1,519

Education Management Corp. *	13,838	67

Electro Rent Corp.	10,697	188

Ennis, Inc.	14,888	247

Euronet Worldwide, Inc. *	28,367	1,180

EVERTEC, Inc.	16,794	415

ExamWorks Group, Inc. *	18,268	640

ExlService Holdings, Inc. *	18,572	574

Forrester Research, Inc.	7,152	256

Franklin Covey Co. *	5,119	101

FTI Consulting, Inc. *	22,939	765

Global Cash Access Holdings, Inc. *	37,699	259

Grand Canyon Education, Inc. *	25,837	1,207

Great Lakes Dredge & Dock Corp. *	33,816	309

Green Dot Corp., Class A *	14,683	287

H&E Equipment Services, Inc. *	16,905	684

Hackett Group (The), Inc.	14,847	89

Healthcare Services Group, Inc.	38,955	1,132

Heartland Payment Systems, Inc.	20,672	857

Heidrick & Struggles International, Inc.	10,289	206

HMS Holdings Corp. *	49,925	951

Huron Consulting Group, Inc. *	13,307	843

ICF International, Inc. *	11,224	447

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Commercial Services – 5.6% – continued

Insperity, Inc.	12,787	$396

Intersections, Inc.	5,090	30

ITT Educational Services, Inc. *	13,294	381

JTH Holding, Inc., Class A *	2,593	72

K12, Inc. *	15,458	350

Kelly Services, Inc., Class A	15,332	364

Kforce, Inc.	15,413	329

Korn/Ferry International *	27,699	825

Landauer, Inc.	5,422	246

LifeLock, Inc. *	36,441	623

Lincoln Educational Services Corp.	13,803	52

Live Nation Entertainment, Inc. *	80,089	1,742

Matthews International Corp., Class A	15,709	641

MAXIMUS, Inc.	38,874	1,744

McGrath RentCorp	14,343	501

Medifast, Inc. *	7,863	229

MoneyGram International, Inc. *	12,202	215

Monro Muffler Brake, Inc.	17,796	1,012

Monster Worldwide, Inc. *	54,650	409

Multi-Color Corp.	6,974	244

National Research Corp., Class A *	5,519	92

Navigant Consulting, Inc. *	28,715	536

Odyssey Marine Exploration, Inc. *	46,527	107

On Assignment, Inc. *	26,030	1,004

PAREXEL International Corp. *	32,351	1,750

Pendrell Corp. *	92,250	169

Performant Financial Corp. *	12,720	115

PHH Corp. *	32,486	839

PRGX Global, Inc. *	16,428	114

Providence Service (The) Corp. *	6,035	171

Quad/Graphics, Inc.	14,223	334

Rent-A-Center, Inc.	30,370	808

Resources Connection, Inc.	23,232	327

RPX Corp. *	18,437	300

ServiceSource International, Inc. *	34,764	293

SFX Entertainment, Inc. *	11,426	81

Sotheby’s	38,851	1,692

SP Plus Corp. *	8,775	230

Steiner Leisure Ltd. *	8,350	386

Strayer Education, Inc. *	6,150	286

Swisher Hygiene, Inc. *	62,190	28

Team Health Holdings, Inc. *	39,084	1,749

Team, Inc. *	11,720	502

TeleTech Holdings, Inc. *	11,330	278

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Commercial Services – 5.6% – continued

Tree.com, Inc. *	3,652	$113

TriNet Group, Inc. *	577	12

TrueBlue, Inc. *	23,164	678

Universal Technical Institute, Inc.	12,079	156

Viad Corp.	11,572	278

Vistaprint N.V. *	18,570	914

WEX, Inc. *	22,080	2,099

Xoom Corp. *	4,666	91
		55,523

Computers – 1.9%

A10 Networks, Inc. *	143	2

Acorn Energy, Inc. *	12,127	41

Agilysys, Inc. *	8,210	110

CACI International, Inc., Class A *	13,098	967

Carbonite, Inc. *	6,939	71

CIBER, Inc. *	42,640	195

Computer Task Group, Inc.	8,812	150

Cray, Inc. *	22,551	842

Datalink Corp. *	10,967	153

Digimarc Corp.	3,659	115

Electronics For Imaging, Inc. *	26,394	1,143

EPAM Systems, Inc. *	12,436	409

FleetMatics Group PLC *	9,898	331

Fusion-io, Inc. *	46,439	489

Hutchinson Technology, Inc. *	13,151	37

iGATE Corp. *	19,820	625

Imation Corp. *	19,642	113

Immersion Corp. *	15,864	167

Insight Enterprises, Inc. *	24,761	622

j2 Global, Inc.	26,138	1,308

KEYW Holding (The) Corp. *	18,154	340

LivePerson, Inc. *	31,340	378

Luxoft Holding, Inc. *	2,615	92

Manhattan Associates, Inc. *	44,300	1,552

Maxwell Technologies, Inc. *	16,652	215

Mentor Graphics Corp.	54,255	1,195

Mercury Systems, Inc. *	18,410	243

Mitek Systems, Inc. *	14,541	56

MTS Systems Corp.	8,994	616

Netscout Systems, Inc. *	20,604	774

Qualys, Inc. *	8,480	216

Quantum Corp. *	120,774	147

Radisys Corp. *	13,423	48

RealD, Inc. *	23,039	257

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Computers – 1.9% – continued

Silicon Graphics International Corp. *	19,246	$236

Silver Spring Networks, Inc. *	3,330	58

Spansion, Inc., Class A *	26,911	469

Super Micro Computer, Inc. *	18,118	315

Sykes Enterprises, Inc. *	22,355	444

Synaptics, Inc. *	18,485	1,109

Syntel, Inc. *	8,778	789

Uni-Pixel, Inc. *	5,681	44

Unisys Corp. *	29,072	886

Varonis Systems, Inc. *	3,014	108

Violin Memory, Inc. *	10,231	41

Virtusa Corp. *	12,941	434

Vocera Communications, Inc. *	12,017	196
		19,148

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	14,589	431

Inter Parfums, Inc.	9,338	338

Revlon, Inc., Class A *	6,470	165
		934

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *	27,711	1,071

BlueLinx Holdings, Inc. *	18,084	23

Core-Mark Holding Co., Inc.	6,530	474

Houston Wire & Cable Co.	10,213	134

MWI Veterinary Supply, Inc. *	7,285	1,134

Owens & Minor, Inc.	36,010	1,261

Pool Corp.	26,512	1,626

Rentrak Corp. *	5,948	359

ScanSource, Inc. *	15,862	647

Speed Commerce, Inc. *	25,853	94

Titan Machinery, Inc. *	9,808	154

United Stationers, Inc.	23,079	948

Watsco, Inc.	14,613	1,460
		9,385

Diversified Financial Services – 2.5%

Aircastle Ltd.	38,974	755

Arlington Asset Investment Corp., Class A	9,104	241

BGC Partners, Inc., Class A	72,329	473

Blackhawk Network Holdings, Inc. *	6,547	160

Calamos Asset Management, Inc., Class A	11,300	146

California First National Bancorp	1,435	22

CIFC Corp.	4,482	36

Cohen & Steers, Inc.	10,717	427

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Diversified Financial Services – 2.5% – continued

Consumer Portfolio Services, Inc. *	10,153	$69

Cowen Group, Inc., Class A *	55,599	245

Credit Acceptance Corp. *	4,045	575

DFC Global Corp. *	23,051	204

Diamond Hill Investment Group, Inc.	1,606	211

Doral Financial Corp. *	3,687	32

Ellie Mae, Inc. *	14,974	432

Encore Capital Group, Inc. *	14,230	650

Evercore Partners, Inc., Class A	17,993	994

FBR & Co. *	4,992	129

Federal Agricultural Mortgage Corp., Class C	5,863	195

Financial Engines, Inc.	27,835	1,413

First Marblehead (The) Corp. *	5,137	31

FXCM, Inc., Class A	20,817	307

Gain Capital Holdings, Inc.	6,186	67

GAMCO Investors, Inc., Class A	3,430	266

GFI Group, Inc.	39,697	141

Greenhill & Co., Inc.	16,043	834

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,260	119

Higher One Holdings, Inc. *	17,858	129

Home Loan Servicing Solutions Ltd.	40,387	872

Horizon Technology Finance Corp.	4,474	56

Imperial Holdings, Inc. *	9,713	56

INTL. FCStone, Inc. *	8,015	151

Investment Technology Group, Inc. *	21,171	428

Janus Capital Group, Inc.	84,910	923

JGWPT Holdings, Inc., Class A *	5,631	103

JMP Group, Inc.	8,609	61

KCG Holdings, Inc., Class A *	40,436	482

Ladder Capital Corp. Class A *	8,664	164

Ladenburg Thalmann Financial Services, Inc. *	58,656	177

Manning & Napier, Inc.	7,867	132

MarketAxess Holdings, Inc.	21,337	1,264

Marlin Business Services Corp.	4,764	99

Medley Capital Corp.	26,675	363

Nelnet, Inc., Class A	13,018	532

NewStar Financial, Inc. *	14,943	207

Nicholas Financial, Inc.	5,852	92

Oppenheimer Holdings, Inc., Class A	5,700	160

Outerwall, Inc. *	11,594	841

PennyMac Financial Services, Inc., Class A *	7,269	121

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Diversified Financial Services – 2.5% – continued

Piper Jaffray Cos. *	9,188	$421

Portfolio Recovery Associates, Inc. *	28,856	1,670

Pzena Investment Management, Inc., Class A	6,433	76

RCS Capital Corp., Class A	1,092	42

Regional Management Corp. *	3,085	76

Silvercrest Asset Management Group, Inc., Class A	3,063	56

Springleaf Holdings, Inc. *	13,799	347

Stifel Financial Corp. *	36,173	1,800

Stonegate Mortgage Corp. *	4,776	71

SWS Group, Inc. *	16,662	125

TPG Specialty Lending, Inc.	1,216	20

Virtus Investment Partners, Inc. *	3,844	666

WageWorks, Inc. *	14,204	797

Walter Investment Management Corp. *	20,995	626

Westwood Holdings Group, Inc.	3,970	249

WhiteHorse Finance, Inc.	4,001	56

WisdomTree Investments, Inc. *	57,165	750

World Acceptance Corp. *	4,924	370

ZAIS Financial Corp.	3,106	52
		24,857

Electric – 2.0%

ALLETE, Inc.	22,707	1,190

Ameresco, Inc., Class A *	11,313	86

Atlantic Power Corp.	68,212	198

Avista Corp.	34,080	1,045

Black Hills Corp.	25,292	1,458

Cleco Corp.	34,394	1,740

Dynegy, Inc. *	56,912	1,419

El Paso Electric Co.	22,890	818

Empire District Electric (The) Co.	24,277	590

EnerNOC, Inc. *	14,948	333

Genie Energy Ltd., Class B *	7,269	73

IDACORP, Inc.	28,574	1,585

MGE Energy, Inc.	19,755	775

NorthWestern Corp.	21,557	1,022

NRG Yield, Inc., Class A	12,818	507

Ormat Technologies, Inc.	10,072	302

Otter Tail Corp.	20,654	636

Pike Corp. *	14,762	159

PNM Resources, Inc.	45,323	1,225

PNM Resources, Inc. – (Fractional Shares) *	50,000	–

Portland General Electric Co.	43,048	1,392

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Electric – 2.0% – continued

UIL Holdings Corp.	32,143	$1,183

Unitil Corp.	7,888	259

UNS Energy Corp.	23,593	1,416
		19,411

Electrical Components & Equipment – 1.6%

Acuity Brands, Inc.	24,378	3,232

Advanced Energy Industries, Inc. *	22,341	547

American Superconductor Corp. *	26,834	43

Belden, Inc.	25,053	1,744

Capstone Turbine Corp. *	173,430	369

Encore Wire Corp.	11,766	571

EnerSys, Inc.	27,382	1,897

Generac Holdings, Inc.	29,337	1,730

General Cable Corp.	28,321	725

GrafTech International Ltd. *	66,505	726

Graham Corp.	5,696	181

Insteel Industries, Inc.	10,262	202

Littelfuse, Inc.	12,578	1,178

Powell Industries, Inc.	5,245	340

PowerSecure International, Inc. *	12,313	289

Revolution Lighting Technologies, Inc. *	16,674	53

SunPower Corp. *	23,464	757

Universal Display Corp. *	22,891	730

Vicor Corp. *	10,076	103
		15,417

Electronics – 2.1%

American Science & Engineering, Inc.	4,650	312

Analogic Corp.	6,965	572

Applied Optoelectronics, Inc. *	2,274	56

Badger Meter, Inc.	8,177	451

Bel Fuse, Inc., Class B	5,672	124

Benchmark Electronics, Inc. *	30,914	700

Brady Corp., Class A	26,308	714

Checkpoint Systems, Inc. *	23,350	313

Coherent, Inc. *	13,848	905

Control4 Corp. *	2,557	54

CTS Corp.	19,080	398

Electro Scientific Industries, Inc.	13,330	131

ESCO Technologies, Inc.	15,046	530

FARO Technologies, Inc. *	9,727	516

FEI Co.	23,750	2,447

Fluidigm Corp. *	14,470	638

GSI Group, Inc. *	17,322	226

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Electronics – 2.1% – continued

II-VI, Inc. *	29,066	$449

InvenSense, Inc. *	32,303	765

Itron, Inc. *	22,496	800

Kemet Corp. *	25,574	149

Measurement Specialties, Inc. *	8,784	596

Mesa Laboratories, Inc.	1,508	136

Methode Electronics, Inc.	21,091	647

Multi-Fineline Electronix, Inc. *	4,958	63

Newport Corp. *	22,245	460

NVE Corp. *	2,774	158

OSI Systems, Inc. *	11,344	679

Park Electrochemical Corp.	11,863	354

Plexus Corp. *	19,402	777

Rofin-Sinar Technologies, Inc. *	16,095	386

Rogers Corp. *	10,300	643

Sanmina Corp. *	47,103	822

Sparton Corp. *	5,825	171

Stoneridge, Inc. *	16,219	182

Taser International, Inc. *	29,150	533

TTM Technologies, Inc. *	30,126	255

Viasystems Group, Inc. *	2,155	27

Vishay Precision Group, Inc. *	7,031	122

Watts Water Technologies, Inc., Class A	16,228	952

Woodward, Inc.	39,131	1,625

ZAGG, Inc. *	17,321	80

Zygo Corp. *	9,475	144
		21,062

Energy – Alternate Sources – 0.2%

Amyris, Inc. *	14,467	54

Clean Energy Fuels Corp. *	38,758	347

Enphase Energy, Inc. *	8,972	66

FuelCell Energy, Inc. *	112,583	279

FutureFuel Corp.	12,367	251

Green Plains Renewable Energy, Inc.	14,385	431

KiOR, Inc., Class A *	24,707	14

Pattern Energy Group, Inc.	10,470	284

Renewable Energy Group, Inc. *	12,025	144

REX American Resources Corp. *	3,113	178

Solazyme, Inc. *	27,222	316
		2,364

Engineering & Construction – 0.8%

Aegion Corp. *	22,262	563

Argan, Inc.	7,951	236

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Engineering & Construction – 0.8% – continued

Dycom Industries, Inc. *	18,809	$595

EMCOR Group, Inc.	38,183	1,787

Engility Holdings, Inc. *	9,768	440

Exponent, Inc.	7,508	564

Granite Construction, Inc.	22,090	882

Layne Christensen Co. *	11,325	206

MasTec, Inc. *	33,797	1,468

Mistras Group, Inc. *	9,049	206

MYR Group, Inc. *	11,941	302

Orion Marine Group, Inc. *	15,544	195

Sterling Construction Co., Inc. *	9,575	83

Tutor Perini Corp. *	21,093	605

VSE Corp.	2,350	124
		8,256

Entertainment – 0.7%

AMC Entertainment Holdings, Inc., Class A *	11,970	290

Carmike Cinemas, Inc. *	13,105	391

Churchill Downs, Inc.	7,826	715

International Speedway Corp., Class A	15,842	539

Isle of Capri Casinos, Inc. *	12,088	93

Marriott Vacations Worldwide Corp. *	16,588	927

Multimedia Games Holding Co., Inc. *	16,426	477

National CineMedia, Inc.	34,317	515

Pinnacle Entertainment, Inc. *	33,232	788

Reading International, Inc., Class A *	9,820	72

Scientific Games Corp., Class A *	27,176	373

Speedway Motorsports, Inc.	6,644	124

Vail Resorts, Inc.	20,435	1,424
		6,728

Environmental Control – 0.6%

Advanced Emissions Solutions, Inc. *	12,236	300

Calgon Carbon Corp. *	30,741	671

Casella Waste Systems, Inc., Class A *	22,067	113

Ceco Environmental Corp.	10,024	166

Darling International, Inc. *	90,034	1,802

Energy Recovery, Inc. *	25,161	134

Heritage-Crystal Clean, Inc. *	5,047	92

MSA Safety, Inc.	16,115	919

Nuverra Environmental Solutions, Inc. *	7,960	162

Pure Cycle Corp. *	9,665	58

Tetra Tech, Inc. *	36,954	1,093

TRC Cos., Inc. *	9,108	61

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Environmental Control – 0.6% – continued

US Ecology, Inc.	12,249	$455
		6,026

Food – 1.9%

Annie’s, Inc. *	7,790	313

B&G Foods, Inc.	30,076	906

Boulder Brands, Inc. *	33,867	597

Calavo Growers, Inc.	6,957	248

Cal-Maine Foods, Inc.	8,447	530

Chefs’ Warehouse (The), Inc. *	9,405	201

Chiquita Brands International, Inc. *	26,455	329

Diamond Foods, Inc. *	12,669	443

Fairway Group Holdings Corp. *	8,933	68

Fresh Del Monte Produce, Inc.	21,539	594

Hain Celestial Group (The), Inc. *	21,853	1,999

Ingles Markets, Inc., Class A	6,750	161

Inventure Foods, Inc. *	8,000	112

J&J Snack Foods Corp.	8,495	815

John B. Sanfilippo & Son, Inc.	4,652	107

Lancaster Colony Corp.	10,533	1,047

Lifeway Foods, Inc.	2,538	37

Nutrisystem, Inc.	16,283	245

Pilgrim’s Pride Corp. *	34,485	721

Post Holdings, Inc. *	21,865	1,205

Sanderson Farms, Inc.	13,094	1,028

Seaboard Corp. *	167	438

Seneca Foods Corp., Class A *	4,696	148

Snyder’s-Lance, Inc.	27,065	763

Spartan Stores, Inc.	20,843	484

SUPERVALU, Inc. *	115,549	790

Tootsie Roll Industries, Inc.	11,471	344

TreeHouse Foods, Inc. *	20,621	1,485

United Natural Foods, Inc. *	28,065	1,990

Village Super Market, Inc., Class A	3,607	95

Weis Markets, Inc.	6,275	309
		18,552

Forest Products & Paper – 0.6%

Clearwater Paper Corp. *	11,981	751

Deltic Timber Corp.	6,345	414

KapStone Paper and Packaging Corp. *	46,478	1,341

Neenah Paper, Inc.	9,095	470

Orchids Paper Products Co.	3,401	104

PH Glatfelter Co.	24,430	665

Resolute Forest Products, Inc. *	39,740	798

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Forest Products & Paper – 0.6% – continued

Schweitzer-Mauduit International, Inc.	17,858	$761

Wausau Paper Corp.	28,137	358

Xerium Technologies, Inc. *	6,130	98
		5,760

Gas – 0.8%

Chesapeake Utilities Corp.	5,472	346

Delta Natural Gas Co., Inc.	3,862	80

Laclede Group (The), Inc.	18,558	875

New Jersey Resources Corp.	23,778	1,184

Northwest Natural Gas Co.	15,302	673

Piedmont Natural Gas Co., Inc.	42,946	1,520

South Jersey Industries, Inc.	18,187	1,020

Southwest Gas Corp.	26,352	1,409

WGL Holdings, Inc.	29,426	1,179
		8,286

Hand/Machine Tools – 0.1%

Franklin Electric Co., Inc.	26,992	1,148

Hardinge, Inc.	6,528	94
		1,242

Healthcare – Products – 3.6%

Abaxis, Inc. *	12,579	489

ABIOMED, Inc. *	22,042	574

Accelerate Diagnostics, Inc. *	6,209	135

Accuray, Inc. *	42,191	405

Affymetrix, Inc. *	40,457	288

Align Technology, Inc. *	41,624	2,156

Alphatec Holdings, Inc. *	34,842	52

AngioDynamics, Inc. *	14,019	221

ArthroCare Corp. *	16,045	773

AtriCure, Inc. *	13,737	258

Atrion Corp.	890	273

Biolase, Inc. *	19,809	48

Cantel Medical Corp.	18,655	629

Cardiovascular Systems, Inc. *	13,978	444

Cepheid, Inc. *	38,203	1,971

Cerus Corp. *	39,698	191

Chindex International, Inc. *	7,284	139

CONMED Corp.	15,778	686

CryoLife, Inc.	15,634	156

Cutera, Inc. *	8,245	92

Cyberonics, Inc. *	15,727	1,026

Cynosure, Inc., Class A *	10,905	320

DexCom, Inc. *	40,238	1,664

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Healthcare – Products – 3.6% – continued

Endologix, Inc. *	35,744	$460

Exactech, Inc. *	5,326	120

Female Health (The) Co.	12,196	95

GenMark Diagnostics, Inc. *	20,413	203

Genomic Health, Inc. *	9,534	251

Globus Medical, Inc., Class A *	31,077	826

Greatbatch, Inc. *	13,602	625

Haemonetics Corp. *	29,066	947

Hanger, Inc. *	19,728	664

Harvard Apparatus Regenerative Technology, Inc. *	3,704	34

HeartWare International, Inc. *	9,304	873

ICU Medical, Inc. *	7,369	441

Inogen, Inc. *	2,885	48

Insulet Corp. *	30,416	1,442

Integra LifeSciences Holdings Corp. *	13,029	599

Invacare Corp.	18,217	347

LDR Holding Corp. *	3,359	115

Luminex Corp. *	21,262	385

Masimo Corp. *	27,718	757

Medical Action Industries, Inc. *	8,177	57

Merge Healthcare, Inc. *	36,698	90

Meridian Bioscience, Inc.	23,602	514

Merit Medical Systems, Inc. *	24,223	346

MiMedx Group, Inc. *	51,699	317

Natus Medical, Inc. *	17,295	446

Navidea Biopharmaceuticals, Inc. *	68,114	126

NuVasive, Inc. *	25,171	967

NxStage Medical, Inc. *	34,003	433

OraSure Technologies, Inc. *	31,611	252

Orthofix International N.V. *	11,072	334

Oxford Immunotec Global PLC *	3,384	68

PhotoMedex, Inc. *	7,631	121

Quidel Corp. *	15,986	436

Rockwell Medical, Inc. *	22,341	283

Spectranetics Corp. *	22,963	696

Staar Surgical Co. *	20,921	393

STERIS Corp.	33,531	1,601

SurModics, Inc. *	7,822	177

Symmetry Medical, Inc. *	21,230	214

Tandem Diabetes Care, Inc. *	5,237	116

TearLab Corp. *	16,521	112

Thoratec Corp. *	32,625	1,168

Tornier N.V. *	14,801	314

Unilife Corp. *	55,336	225

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Healthcare – Products – 3.6% – continued

Utah Medical Products, Inc.	1,848	$107

Vascular Solutions, Inc. *	9,402	246

Volcano Corp. *	31,042	612

West Pharmaceutical Services, Inc.	39,362	1,734

Wright Medical Group, Inc. *	22,987	714

Zeltiq Aesthetics, Inc. *	10,061	197
		35,638

Healthcare – Services – 1.6%

Acadia Healthcare Co., Inc. *	20,153	909

Addus HomeCare Corp. *	3,073	71

Air Methods Corp. *	22,127	1,182

Alliance HealthCare Services, Inc. *	2,803	94

Almost Family, Inc. *	4,726	109

Amedisys, Inc. *	17,911	267

Amsurg Corp. *	18,196	857

Bio-Reference Labs, Inc. *	13,913	385

Capital Senior Living Corp. *	16,305	424

Centene Corp. *	30,970	1,928

Emeritus Corp. *	22,947	721

Ensign Group (The), Inc.	11,058	483

Five Star Quality Care, Inc. *	24,390	118

Gentiva Health Services, Inc. *	17,833	163

HealthSouth Corp.	49,605	1,782

Healthways, Inc. *	19,463	334

IPC The Hospitalist Co., Inc. *	9,537	468

Kindred Healthcare, Inc.	30,751	720

LHC Group, Inc. *	6,866	151

Magellan Health Services, Inc. *	15,396	914

Molina Healthcare, Inc. *	16,125	606

National Healthcare Corp.	6,123	341

Select Medical Holdings Corp.	27,689	345

Skilled Healthcare Group, Inc., Class A *	11,199	59

Surgical Care Affiliates, Inc. *	6,401	197

Triple-S Management Corp., Class B *	13,459	217

U.S. Physical Therapy, Inc.	6,872	238

Universal American Corp.	22,071	156

USMD Holdings, Inc. *	609	8

WellCare Health Plans, Inc. *	24,733	1,571
		15,818

Holding Companies – Diversified – 0.1%

Harbinger Group, Inc. *	18,811	230

Horizon Pharma, Inc. *	31,600	478

National Bank Holdings Corp., Class A	25,862	519

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Holding Companies – Diversified – 0.1% – continued

Resource America, Inc., Class A	7,093	$61
		1,288

Home Builders – 0.7%

Beazer Homes USA, Inc. *	14,287	287

Cavco Industries, Inc. *	3,972	312

Hovnanian Enterprises, Inc., Class A *	64,459	305

Installed Building Products, Inc. *	4,871	68

KB Home	47,556	808

LGI Homes, Inc. *	5,231	90

M/I Homes, Inc. *	13,763	309

MDC Holdings, Inc.	22,237	629

Meritage Homes Corp. *	22,041	923

New Home (The) Co., Inc. *	5,109	73

Ryland Group (The), Inc.	26,251	1,048

Standard Pacific Corp. *	84,339	701

TRI Pointe Homes, Inc. *	8,510	138

UCP, Inc., Class A *	4,309	65

WCI Communities, Inc. *	3,791	75

William Lyon Homes, Class A *	7,838	216

Winnebago Industries, Inc. *	15,972	437
		6,484

Home Furnishings – 0.5%

American Woodmark Corp. *	5,653	190

Bassett Furniture Industries, Inc.	6,188	92

Daktronics, Inc.	20,793	299

DTS, Inc. *	10,401	206

Ethan Allen Interiors, Inc.	14,133	360

Flexsteel Industries, Inc.	2,797	105

Hooker Furniture Corp.	6,135	96

iRobot Corp. *	16,084	660

Kimball International, Inc., Class B	18,467	334

La-Z-Boy, Inc.	29,797	807

Norcraft Cos., Inc. *	4,294	73

Select Comfort Corp. *	31,670	573

Skullcandy, Inc. *	10,069	92

TiVo, Inc. *	72,002	953

Universal Electronics, Inc. *	8,535	328

VOXX International Corp. *	10,656	146
		5,314

Household Products/Wares – 0.4%

ACCO Brands Corp. *	64,630	398

Blyth, Inc.	5,151	55

Central Garden and Pet Co., Class A *	23,823	197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Household Products/Wares – 0.4% – continued

CSS Industries, Inc.	4,825	$130

Helen of Troy Ltd. *	18,154	1,257

Spectrum Brands Holdings, Inc.	12,240	976

Tumi Holdings, Inc. *	27,247	617

WD-40 Co.	8,805	683
		4,313

Housewares – 0.0%

EveryWare Global, Inc. *	5,534	25

Libbey, Inc. *	11,957	311

Lifetime Brands, Inc.	5,855	105
		441

Insurance – 2.6%

Ambac Financial Group, Inc. *	25,608	795

American Equity Investment Life Holding Co.	36,376	859

AMERISAFE, Inc.	10,446	459

AmTrust Financial Services, Inc.	17,645	664

Argo Group International Holdings Ltd.	15,433	708

Baldwin & Lyons, Inc., Class B	5,248	138

Blue Capital Reinsurance Holdings Ltd. *	3,412	59

Citizens, Inc. *	24,722	183

CNO Financial Group, Inc.	126,327	2,286

Crawford & Co., Class B	14,939	163

Donegal Group, Inc., Class A	4,173	61

eHealth, Inc. *	10,479	532

EMC Insurance Group, Inc.	2,562	91

Employers Holdings, Inc.	17,588	356

Enstar Group Ltd. *	5,413	738

Essent Group Ltd. *	12,901	290

FBL Financial Group, Inc., Class A	5,025	218

Fidelity & Guaranty Life	6,506	154

First American Financial Corp.	61,524	1,633

Fortegra Financial Corp. *	3,858	27

Global Indemnity PLC *	4,760	125

Greenlight Capital Re Ltd., Class A *	15,996	525

Hallmark Financial Services, Inc. *	7,982	66

HCI Group, Inc.	5,564	203

Health Insurance Innovations, Inc., Class A *	2,437	25

Hilltop Holdings, Inc. *	37,896	902

Horace Mann Educators Corp.	22,549	654

Independence Holding Co.	4,430	59

Infinity Property & Casualty Corp.	6,546	443

Investors Title Co.	744	56

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Insurance – 2.6% – continued

Kansas City Life Insurance Co.	2,232	$108

Maiden Holdings Ltd.	28,316	353

Meadowbrook Insurance Group, Inc.	28,384	165

MGIC Investment Corp. *	184,529	1,572

Montpelier Re Holdings Ltd.	23,449	698

National Interstate Corp.	3,719	100

National Western Life Insurance Co., Class A	1,242	304

Navigators Group (The), Inc. *	5,873	361

OneBeacon Insurance Group Ltd., Class A	12,732	197

Phoenix (The) Cos., Inc. *	3,297	171

Platinum Underwriters Holdings Ltd.	15,599	937

Primerica, Inc.	32,354	1,524

Radian Group, Inc.	98,373	1,479

RLI Corp.	24,192	1,070

Safety Insurance Group, Inc.	7,303	393

Selective Insurance Group, Inc.	31,498	735

State Auto Financial Corp.	8,505	181

Stewart Information Services Corp.	12,102	425

Symetra Financial Corp.	46,258	917

Third Point Reinsurance Ltd. *	14,412	228

Tower Group International Ltd.	32,277	87

United Fire Group, Inc.	11,705	355

Universal Insurance Holdings, Inc.	14,788	188
		26,020

Internet – 2.3%

1-800-Flowers.com, Inc., Class A *	14,563	82

Angie’s List, Inc. *	24,046	293

Bankrate, Inc. *	26,313	446

Barracuda Networks, Inc. *	2,415	82

Bazaarvoice, Inc. *	27,351	200

Blucora, Inc. *	23,320	459

Blue Nile, Inc. *	7,045	245

Boingo Wireless, Inc. *	10,472	71

Borderfree, Inc. *	536	10

Brightcove, Inc. *	16,003	157

BroadSoft, Inc. *	15,957	427

ChannelAdvisor Corp. *	3,624	137

Chegg, Inc. *	8,828	62

Cogent Communications Group, Inc.	26,868	955

comScore, Inc. *	20,302	666

Constant Contact, Inc. *	17,475	427

Conversant, Inc. *	37,976	1,069

Covisint Corp. *	4,039	30

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Internet – 2.3% – continued

CyrusOne, Inc.	10,917	$227

Dice Holdings, Inc. *	21,692	162

eGain Corp. *	7,352	52

Endurance International Group Holdings, Inc. *	12,395	161

ePlus, Inc. *	2,098	117

FTD Cos., Inc. *	10,521	335

Global Eagle Entertainment, Inc. *	15,993	252

Global Sources Ltd. *	10,647	95

HealthStream, Inc. *	11,472	306

Internap Network Services Corp. *	30,502	216

Intralinks Holdings, Inc. *	21,843	223

Limelight Networks, Inc. *	30,811	67

Lionbridge Technologies, Inc. *	33,143	222

Liquidity Services, Inc. *	14,141	368

magicJack VocalTec Ltd. *	10,566	224

Marketo, Inc. *	3,965	130

Mavenir Systems, Inc. *	3,079	55

ModusLink Global Solutions, Inc. *	21,169	90

Move, Inc. *	22,676	262

Net Element, Inc. *	1,754	6

NIC, Inc.	36,907	713

OpenTable, Inc. *	12,963	997

Orbitz Worldwide, Inc. *	13,668	107

Overstock.com, Inc. *	6,396	126

PC-Tel, Inc.	10,511	92

Perficient, Inc. *	19,059	345

Q2 Holdings, Inc. *	337	5

QuinStreet, Inc. *	17,817	118

ReachLocal, Inc. *	5,757	57

RealNetworks, Inc. *	12,780	97

Reis, Inc. *	4,681	85

RetailMeNot, Inc. *	5,382	172

RingCentral, Inc., Class A *	5,012	91

Safeguard Scientifics, Inc. *	11,944	265

Sapient Corp. *	62,808	1,072

Shutterfly, Inc. *	21,608	922

Shutterstock, Inc. *	4,218	306

Spark Networks, Inc. *	9,889	52

SPS Commerce, Inc. *	9,118	560

Stamps.com, Inc. *	7,422	249

support.com, Inc. *	30,248	77

TechTarget, Inc. *	6,409	46

TeleCommunication Systems, Inc., Class A *	26,734	61

Textura Corp. *	3,197	81

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Internet – 2.3% – continued

Towerstream Corp. *	37,374	$88

Travelzoo, Inc. *	4,460	102

Tremor Video, Inc. *	4,170	17

Trulia, Inc. *	15,757	523

United Online, Inc.	7,633	88

Unwired Planet, Inc. *	56,331	122

VASCO Data Security International, Inc. *	16,223	122

VirnetX Holding Corp. *	24,028	341

Vitacost.com, Inc. *	12,953	92

Vocus, Inc. *	10,692	143

Web.com Group, Inc. *	23,853	812

WebMD Health Corp. *	16,176	670

Wix.com Ltd. *	4,770	110

XO Group, Inc. *	15,226	154

Yelp, Inc. *	18,476	1,421

YuMe, Inc. *	2,889	21

Zillow, Inc., Class A *	13,260	1,168

Zix Corp. *	35,397	147
		22,225

Investment Companies – 1.1%

Apollo Investment Corp.	127,824	1,062

BlackRock Kelso Capital Corp.	42,112	386

Capital Southwest Corp.	7,662	266

Capitala Finance Corp.	2,200	42

Fidus Investment Corp.	7,806	151

Fifth Street Finance Corp.	77,735	735

Firsthand Technology Value Fund, Inc.	5,190	111

Garrison Capital, Inc.	3,339	47

Gladstone Capital Corp.	11,963	121

Gladstone Investment Corp.	15,206	126

Golub Capital BDC, Inc.	21,226	379

GSV Capital Corp. *	10,998	111

Hercules Technology Growth Capital, Inc.	35,021	493

KCAP Financial, Inc.	16,102	139

Main Street Capital Corp.	22,220	730

MCG Capital Corp.	40,543	154

Medallion Financial Corp.	12,111	160

MVC Capital, Inc.	12,860	174

New Mountain Finance Corp.	25,671	373

NGP Capital Resources Co.	11,777	80

PennantPark Floating Rate Capital Ltd.	8,417	116

PennantPark Investment Corp.	37,805	418

Prospect Capital Corp.	176,685	1,908

Solar Capital Ltd.	25,606	558

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Investment Companies – 1.1% – continued

Solar Senior Capital Ltd.	6,464	$111

Stellus Capital Investment Corp.	6,730	97

TCP Capital Corp.	20,192	334

THL Credit, Inc.	19,270	266

TICC Capital Corp.	29,793	291

Triangle Capital Corp.	15,670	406
		10,345

Iron/Steel – 0.3%

AK Steel Holding Corp. *	77,570	560

Commercial Metals Co.	66,468	1,255

Schnitzer Steel Industries, Inc., Class A	14,643	423

Shiloh Industries, Inc. *	3,350	59

Universal Stainless & Alloy Products, Inc. *	3,962	134
		2,431

Leisure Time – 0.6%

Arctic Cat, Inc.	7,504	359

Black Diamond, Inc. *	12,914	158

Brunswick Corp.	51,479	2,331

Callaway Golf Co.	43,978	449

ClubCorp Holdings, Inc.	11,782	223

Diamond Resorts International, Inc. *	10,184	173

Fox Factory Holding Corp. *	5,480	104

Interval Leisure Group, Inc.	22,408	586

Johnson Outdoors, Inc., Class A	2,905	74

Life Time Fitness, Inc. *	24,497	1,178

Malibu Boats, Inc. Class A *	4,670	104

Marine Products Corp.	5,784	43

Nautilus, Inc. *	17,671	170

Town Sports International Holdings, Inc.	13,700	116
		6,068

Lodging – 0.2%

Boyd Gaming Corp. *	39,550	522

Caesars Entertainment Corp. *	22,960	437

Intrawest Resorts Holdings, Inc. *	10,217	133

Marcus (The) Corp.	10,550	176

Monarch Casino & Resort, Inc. *	4,796	89

Morgans Hotel Group Co. *	15,174	122

Orient-Express Hotels Ltd., Class A *	54,528	786
		2,265

Machinery – Construction & Mining – 0.1%

Astec Industries, Inc.	11,597	509

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Machinery – Construction & Mining – 0.1% – continued

Hyster-Yale Materials Handling, Inc.	5,992	$584
		1,093

Machinery – Diversified – 1.3%

Alamo Group, Inc.	4,031	219

Albany International Corp., Class A	15,908	565

Altra Industrial Motion Corp.	15,367	549

Applied Industrial Technologies, Inc.	23,994	1,157

Briggs & Stratton Corp.	27,411	610

Chart Industries, Inc. *	17,256	1,373

Cognex Corp. *	49,455	1,675

Columbus McKinnon Corp. *	11,097	297

DXP Enterprises, Inc. *	5,392	512

ExOne (The) Co. *	3,757	135

Global Power Equipment Group, Inc.	9,716	193

Gorman-Rupp (The) Co.	10,731	341

Hurco Cos., Inc.	3,768	100

Kadant, Inc.	6,378	233

Lindsay Corp.	7,314	645

Manitex International, Inc. *	7,902	129

Middleby (The) Corp. *	10,696	2,826

NACCO Industries, Inc., Class A	2,675	145

Power Solutions International, Inc. *	1,253	94

Tecumseh Products Co., Class A *	10,385	72

Tennant Co.	10,473	687

Twin Disc, Inc.	4,777	126
		12,683

Media – 0.8%

AH Belo Corp., Class A	10,621	123

Beasley Broadcasting Group, Inc., Class A	2,154	20

Central European Media Enterprises Ltd., Class A *	43,592	128

Courier Corp.	6,566	101

Crown Media Holdings, Inc., Class A *	19,200	74

Cumulus Media, Inc., Class A *	49,242	340

Daily Journal Corp. *	509	88

Demand Media, Inc. *	20,612	100

Dex Media, Inc. *	9,630	89

Entercom Communications Corp., Class A *	13,714	138

Entravision Communications Corp., Class A	31,379	210

EW Scripps (The) Co., Class A *	17,787	315

Gray Television, Inc. *	28,617	297

Hemisphere Media Group, Inc. *	4,839	61

Houghton Mifflin Harcourt Co. *	11,950	243

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Media – 0.8% – continued

Journal Communications, Inc., Class A *	25,093	$222

Martha Stewart Living Omnimedia, Inc., Class A *	13,359	60

McClatchy (The) Co., Class A *	34,040	219

Media General, Inc. *	11,151	205

Meredith Corp.	20,310	943

New York Times (The) Co., Class A	73,410	1,257

Nexstar Broadcasting Group, Inc., Class A	16,705	627

Saga Communications, Inc., Class A	2,754	137

Salem Communications Corp., Class A	6,053	60

Scholastic Corp.	15,039	519

Sinclair Broadcast Group, Inc., Class A	38,938	1,055

World Wrestling Entertainment, Inc., Class A	16,359	472
		8,103

Metal Fabrication/Hardware – 0.8%

A.M. Castle & Co. *	9,961	146

Ampco-Pittsburgh Corp.	4,723	89

CIRCOR International, Inc.	9,993	733

Dynamic Materials Corp.	7,788	148

Furmanite Corp. *	21,281	209

Global Brass & Copper Holdings, Inc.	4,520	71

Haynes International, Inc.	7,015	379

LB Foster Co., Class A	5,790	271

Mueller Industries, Inc.	31,988	959

Mueller Water Products, Inc., Class A	89,851	854

NN, Inc.	9,736	192

Northwest Pipe Co. *	5,370	194

Olympic Steel, Inc.	5,159	148

Omega Flex, Inc.	1,590	34

RBC Bearings, Inc. *	13,084	834

Rexnord Corp. *	17,248	500

RTI International Metals, Inc. *	17,805	495

Sun Hydraulics Corp.	12,219	529

Worthington Industries, Inc.	30,071	1,150
		7,935

Mining – 0.7%

Allied Nevada Gold Corp. *	59,133	255

AMCOL International Corp.	15,833	725

Century Aluminum Co. *	29,264	387

Coeur Mining, Inc. *	57,758	536

General Moly, Inc. *	34,308	34

Globe Specialty Metals, Inc.	36,690	764

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Mining – 0.7% – continued

Gold Resource Corp.	18,647	$89

Hecla Mining Co.	189,440	582

Horsehead Holding Corp. *	28,703	483

Kaiser Aluminum Corp.	10,751	768

Materion Corp.	11,685	396

Midway Gold Corp. *	61,480	64

Molycorp, Inc. *	84,691	397

Noranda Aluminum Holding Corp.	19,637	81

Paramount Gold and Silver Corp. *	74,319	91

Stillwater Mining Co. *	67,213	995

United States Lime & Minerals, Inc.	1,117	63

Uranium Energy Corp. *	49,202	65

Ur-Energy, Inc. *	68,353	106

US Silica Holdings, Inc.	12,198	466
		7,347

Miscellaneous Manufacturing – 1.7%

Actuant Corp., Class A	41,635	1,422

American Railcar Industries, Inc.	5,378	377

AZZ, Inc.	14,500	648

Barnes Group, Inc.	30,585	1,177

Blount International, Inc. *	28,012	333

Chase Corp.	3,680	116

CLARCOR, Inc.	28,266	1,621

EnPro Industries, Inc. *	11,878	863

Fabrinet *	16,136	335

Federal Signal Corp. *	35,513	529

FreightCar America, Inc.	6,857	159

GP Strategies Corp. *	8,356	228

Handy & Harman Ltd. *	3,126	69

Hillenbrand, Inc.	31,274	1,011

John Bean Technologies Corp.	16,454	508

Koppers Holdings, Inc.	11,783	486

LSB Industries, Inc. *	10,882	407

Lydall, Inc. *	9,706	222

Movado Group, Inc.	10,056	458

Myers Industries, Inc.	16,054	320

NL Industries, Inc.	3,800	41

Park-Ohio Holdings Corp. *	4,930	277

PMFG, Inc. *	12,175	73

Polypore International, Inc. *	26,550	908

Proto Labs, Inc. *	9,713	657

Raven Industries, Inc.	20,700	678

Smith & Wesson Holding Corp. *	31,753	464

Standex International Corp.	7,228	387

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Miscellaneous Manufacturing – 1.7% – continued

Sturm Ruger & Co., Inc.	10,995	$658

Tredegar Corp.	14,012	322

TriMas Corp. *	25,569	849
		16,603

Multi-National – 0.0%

Banco Latinoamericano de Comercio Exterior S.A., Class E	16,655	440

Office Furnishings – 0.4%

Compx International, Inc.	1,003	11

Herman Miller, Inc.	33,362	1,072

HNI Corp.	25,880	946

Interface, Inc.	33,776	694

Knoll, Inc.	27,438	499

Steelcase, Inc., Class A	47,991	797
		4,019

Oil & Gas – 2.8%

Abraxas Petroleum Corp. *	46,810	185

Adams Resources & Energy, Inc.	1,221	71

Alon USA Energy, Inc.	13,247	198

Apco Oil and Gas International, Inc. *	5,082	73

Approach Resources, Inc. *	19,844	415

Arabian American Development Co. *	11,308	123

Athlon Energy, Inc. *	10,332	366

Bill Barrett Corp. *	27,739	710

Bonanza Creek Energy, Inc. *	16,747	744

BPZ Resources, Inc. *	67,072	213

Callon Petroleum Co. *	22,739	190

Carrizo Oil & Gas, Inc. *	25,845	1,382

Clayton Williams Energy, Inc. *	3,351	379

Comstock Resources, Inc.	27,483	628

Contango Oil & Gas Co. *	8,435	403

Delek US Holdings, Inc.	21,132	614

Diamondback Energy, Inc. *	12,003	808

Emerald Oil, Inc. *	32,246	217

Endeavour International Corp. *	26,824	87

Energy XXI Bermuda Ltd.	41,496	978

EPL Oil & Gas, Inc. *	17,006	656

Equal Energy Ltd.	20,194	92

Evolution Petroleum Corp.	9,637	123

EXCO Resources, Inc.	96,554	541

Forest Oil Corp. *	67,871	130

FX Energy, Inc. *	30,666	102

Gastar Exploration, Inc. *	31,572	173

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Oil & Gas – 2.8% – continued

Goodrich Petroleum Corp. *	17,836	$282

Halcon Resources Corp. *	131,825	571

Hercules Offshore, Inc. *	90,738	416

Isramco, Inc. *	543	72

Jones Energy, Inc., Class A *	6,455	98

Kodiak Oil & Gas Corp. *	151,051	1,834

Magnum Hunter Resources Corp. *	97,836	832

Matador Resources Co. *	33,109	811

Midstates Petroleum Co., Inc. *	18,896	101

Miller Energy Resources, Inc. *	17,705	104

North Atlantic Drilling Ltd.	40,641	359

Northern Oil and Gas, Inc. *	36,297	531

Panhandle Oil and Gas, Inc., Class A	3,969	173

Parker Drilling Co. *	67,795	481

PDC Energy, Inc. *	20,260	1,261

Penn Virginia Corp. *	31,418	549

PetroQuest Energy, Inc. *	32,477	185

Quicksilver Resources, Inc. *	70,911	186

Resolute Energy Corp. *	38,528	277

Rex Energy Corp. *	25,726	481

Rosetta Resources, Inc. *	34,763	1,619

RSP Permian, Inc. *	13,077	378

Sanchez Energy Corp. *	21,662	642

Stone Energy Corp. *	28,432	1,193

Swift Energy Co. *	24,665	265

Synergy Resources Corp. *	28,869	310

Triangle Petroleum Corp. *	38,676	319

VAALCO Energy, Inc. *	32,967	282

Vantage Drilling Co. *	114,462	196

W&T Offshore, Inc.	19,787	343

Warren Resources, Inc. *	41,599	200

Western Refining, Inc.	30,810	1,189

ZaZa Energy Corp. *	20,982	16
		27,157

Oil & Gas Services – 1.7%

Basic Energy Services, Inc. *	17,020	467

Bolt Technology Corp.	4,982	99

C&J Energy Services, Inc. *	25,628	747

Cal Dive International, Inc. *	56,126	95

CARBO Ceramics, Inc.	11,265	1,555

Dawson Geophysical Co.	4,603	129

Exterran Holdings, Inc.	32,753	1,437

Flotek Industries, Inc. *	27,135	756

Forum Energy Technologies, Inc. *	22,379	693

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Oil & Gas Services – 1.7% – continued

Geospace Technologies Corp. *	7,347	$486

Gulf Island Fabrication, Inc.	8,233	178

Helix Energy Solutions Group, Inc. *	60,284	1,385

Hornbeck Offshore Services, Inc. *	20,361	851

ION Geophysical Corp. *	75,817	319

Key Energy Services, Inc. *	86,664	801

Matrix Service Co. *	14,838	501

Mitcham Industries, Inc. *	7,409	103

Natural Gas Services Group, Inc. *	7,040	212

Newpark Resources, Inc. *	49,009	561

Pioneer Energy Services Corp. *	35,388	458

SEACOR Holdings, Inc. *	11,431	988

T.G.C. Industries, Inc. *	9,184	55

Targa Resources Corp.	18,717	1,858

Tesco Corp. *	17,183	318

TETRA Technologies, Inc. *	44,532	570

Thermon Group Holdings, Inc. *	15,433	358

Willbros Group, Inc. *	22,765	287
		16,267

Packaging & Containers – 0.2%

AEP Industries, Inc. *	2,507	93

Berry Plastics Group, Inc. *	31,516	730

Graphic Packaging Holding Co. *	111,625	1,134

UFP Technologies, Inc. *	3,117	76
		2,033

Pharmaceuticals – 2.8%

ACADIA Pharmaceuticals, Inc. *	43,906	1,068

AcelRx Pharmaceuticals, Inc. *	13,286	160

Aerie Pharmaceuticals, Inc. *	4,517	96

Agios Pharmaceuticals, Inc. *	3,800	149

Akebia Therapeutics, Inc. *	204	4

Akorn, Inc. *	33,125	729

Alimera Sciences, Inc. *	9,536	75

Amicus Therapeutics, Inc. *	17,069	35

Ampio Pharmaceuticals, Inc. *	17,747	113

Anacor Pharmaceuticals, Inc. *	14,430	289

Anika Therapeutics, Inc. *	6,837	281

Antares Pharma, Inc. *	64,206	225

Aratana Therapeutics, Inc. *	3,676	68

Array BioPharma, Inc. *	70,422	331

Auspex Pharmaceuticals, Inc. *	4,577	141

Auxilium Pharmaceuticals, Inc. *	28,059	763

AVANIR Pharmaceuticals, Inc., Class A *	82,603	303

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Pharmaceuticals – 2.8% – continued

BioDelivery Sciences International, Inc. *	21,163	$179

BioScrip, Inc. *	33,184	232

Cara Therapeutics, Inc. *	3,062	57

Cempra, Inc. *	11,251	130

ChemoCentryx, Inc. *	13,814	92

Chimerix, Inc. *	4,770	109

Clovis Oncology, Inc. *	10,212	707

Conatus Pharmaceuticals, Inc. *	3,335	27

Concert Pharmaceuticals, Inc. *	3,781	51

Corcept Therapeutics, Inc. *	30,094	131

Cytori Therapeutics, Inc. *	36,066	97

Depomed, Inc. *	32,163	466

Derma Sciences, Inc. *	11,537	146

Durata Therapeutics, Inc. *	7,539	101

Dyax Corp. *	76,497	687

Egalet Corp. *	1,914	27

Enanta Pharmaceuticals, Inc. *	2,043	82

Esperion Therapeutics, Inc. *	2,545	38

Flexion Therapeutics, Inc. *	2,569	42

Furiex Pharmaceuticals, Inc. *	3,786	329

Hi-Tech Pharmacal Co., Inc. *	6,325	274

Hyperion Therapeutics, Inc. *	4,718	122

Impax Laboratories, Inc. *	38,970	1,030

Infinity Pharmaceuticals, Inc. *	27,260	324

Insys Therapeutics, Inc. *	4,326	179

Ironwood Pharmaceuticals, Inc. *	60,238	742

KaloBios Pharmaceuticals, Inc. *	6,476	18

Keryx Biopharmaceuticals, Inc. *	50,716	864

Kindred Biosciences, Inc. *	4,904	91

Lannett Co., Inc. *	10,634	380

Lifevantage Corp. *	59,419	78

MannKind Corp. *	84,670	340

Natural Grocers by Vitamin Cottage, Inc. *	5,043	220

Nature’s Sunshine Products, Inc.	6,227	86

Nektar Therapeutics *	71,055	861

Neogen Corp. *	20,424	918

Neurocrine Biosciences, Inc. *	42,843	690

Nutraceutical International Corp. *	4,896	127

Omega Protein Corp. *	11,474	138

Ophthotech Corp. *	5,050	180

OPKO Health, Inc. *	107,470	1,002

Orexigen Therapeutics, Inc. *	63,418	412

Osiris Therapeutics, Inc. *	9,445	124

Pacira Pharmaceuticals, Inc. *	15,686	1,098

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Pharmaceuticals – 2.8% – continued

Pernix Therapeutics Holdings *	9,870	$53

PharMerica Corp. *	16,902	473

Portola Pharmaceuticals, Inc. *	6,219	161

Pozen, Inc. *	15,360	123

Prestige Brands Holdings, Inc. *	29,105	793

Progenics Pharmaceuticals, Inc. *	33,920	139

Questcor Pharmaceuticals, Inc.	29,527	1,917

Raptor Pharmaceutical Corp. *	33,975	340

Receptos, Inc. *	4,137	173

Regulus Therapeutics, Inc. *	5,737	52

Relypsa, Inc. *	3,519	105

Repros Therapeutics, Inc. *	13,070	232

Revance Therapeutics, Inc. *	3,923	124

Sagent Pharmaceuticals, Inc. *	10,710	250

Sarepta Therapeutics, Inc. *	21,394	514

Sciclone Pharmaceuticals, Inc. *	30,843	140

SIGA Technologies, Inc. *	20,884	65

Star Scientific, Inc. *	89,396	70

Sucampo Pharmaceuticals, Inc., Class A *	7,845	56

Supernus Pharmaceuticals, Inc. *	9,110	81

Synergy Pharmaceuticals, Inc.	45,926	244

Synta Pharmaceuticals Corp. *	28,468	123

Synutra International, Inc. *	9,760	65

Targacept, Inc. *	15,986	76

TESARO, Inc. *	7,621	225

Tetraphase Pharmaceuticals, Inc. *	8,048	88

TG Therapeutics, Inc. *	8,558	59

TherapeuticsMD, Inc. *	49,112	310

Threshold Pharmaceuticals, Inc. *	26,904	128

Trevena, Inc. *	4,194	33

USANA Health Sciences, Inc. *	3,415	257

Vanda Pharmaceuticals, Inc. *	18,885	307

Vivus, Inc. *	57,302	340

Xencor, Inc. *	8,323	98

XenoPort, Inc. *	31,074	161

Zogenix, Inc. *	56,061	159
		27,392

Pipelines – 0.2%

Primoris Services Corp.	20,076	602

SemGroup Corp., Class A	23,921	1,571
		2,173

Real Estate – 0.4%

Alexander & Baldwin, Inc.	24,500	1,043

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Real Estate – 0.4% – continued

Altisource Residential Corp.	32,134	$1,014

AV Homes, Inc. *	5,388	97

Consolidated-Tomoka Land Co.	3,329	134

Forestar Group, Inc. *	19,719	351

HFF, Inc., Class A	18,832	633

Kennedy-Wilson Holdings, Inc.	36,894	830

Marcus & Millichap, Inc. *	3,794	68

RE/MAX Holdings, Inc., Class A	6,610	191
		4,361

Real Estate Investment Trusts – 7.5%

Acadia Realty Trust	31,335	827

AG Mortgage Investment Trust, Inc.	15,899	278

Agree Realty Corp.	8,471	258

Alexander’s, Inc.	1,198	432

American Assets Trust, Inc.	19,130	645

American Capital Mortgage Investment Corp.	30,099	565

American Realty Capital Properties, Inc.	267,015	3,744

American Residential Properties, Inc. *	7,855	141

AmREIT, Inc.	11,182	185

Anworth Mortgage Asset Corp.	82,450	409

Apollo Commercial Real Estate Finance, Inc.	20,970	349

Apollo Residential Mortgage, Inc.	18,221	296

Ares Commercial Real Estate Corp.	12,169	163

Armada Hoffler Properties, Inc.	10,667	107

ARMOUR Residential REIT, Inc.	212,898	877

Ashford Hospitality Prime, Inc.	10,461	158

Ashford Hospitality Trust, Inc.	34,973	394

Associated Estates Realty Corp.	32,751	555

Aviv REIT, Inc.	6,554	160

Campus Crest Communities, Inc.	36,729	319

Capstead Mortgage Corp.	54,355	688

CatchMark Timber Trust, Inc. Class A	6,883	97

Cedar Realty Trust, Inc.	41,199	252

Chambers Street Properties	134,593	1,046

Chatham Lodging Trust	14,965	303

Chesapeake Lodging Trust	27,636	711

Colony Financial, Inc.	52,513	1,153

CoreSite Realty Corp.	11,811	366

Cousins Properties, Inc.	95,632	1,097

CubeSmart	79,765	1,369

CYS Investments, Inc.	91,550	756

DCT Industrial Trust, Inc.	179,141	1,412

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Real Estate Investment Trusts – 7.5% – continued

DiamondRock Hospitality Co.	111,229	$1,307

DuPont Fabros Technology, Inc.	35,525	855

Dynex Capital, Inc.	31,275	280

EastGroup Properties, Inc.	17,219	1,083

Education Realty Trust, Inc.	64,867	640

Ellington Residential Mortgage REIT	3,617	61

Empire State Realty Trust, Inc., Class A	46,895	709

EPR Properties	29,395	1,569

Equity One, Inc.	34,260	765

Excel Trust, Inc.	27,238	345

FelCor Lodging Trust, Inc.	70,643	639

First Industrial Realty Trust, Inc.	61,180	1,182

First Potomac Realty Trust	33,447	432

Franklin Street Properties Corp.	51,276	646

Geo Group (The), Inc.	40,743	1,314

Getty Realty Corp.	14,612	276

Gladstone Commercial Corp.	8,898	154

Glimcher Realty Trust	82,308	826

Government Properties Income Trust	31,086	783

Gramercy Property Trust, Inc.	33,794	174

Healthcare Realty Trust, Inc.	54,572	1,318

Hersha Hospitality Trust	115,247	672

Highwoods Properties, Inc.	51,119	1,964

Hudson Pacific Properties, Inc.	28,578	659

Inland Real Estate Corp.	48,533	512

Invesco Mortgage Capital, Inc.	70,507	1,161

Investors Real Estate Trust	57,492	516

iStar Financial, Inc. *	48,402	714

JAVELIN Mortgage Investment Corp.	7,711	103

Kite Realty Group Trust	74,393	446

LaSalle Hotel Properties	59,167	1,853

Lexington Realty Trust	102,267	1,116

LTC Properties, Inc.	19,767	744

Medical Properties Trust, Inc.	91,956	1,176

Monmouth Real Estate Investment Corp., Class A	25,913	247

National Health Investors, Inc.	16,604	1,004

New Residential Investment Corp.	143,996	932

New York Mortgage Trust, Inc.	42,976	334

NorthStar Realty Finance Corp.	185,900	3,000

One Liberty Properties, Inc.	6,700	143

Parkway Properties, Inc.	33,594	613

Pebblebrook Hotel Trust	34,955	1,180

Pennsylvania Real Estate Investment Trust	38,712	699

PennyMac Mortgage Investment Trust	40,088	958

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Real Estate Investment Trusts – 7.5% – continued

Physicians Realty Trust	11,446	$159

Potlatch Corp.	23,044	892

PS Business Parks, Inc.	11,054	924

QTS Realty Trust, Inc., Class A	8,021	201

RAIT Financial Trust	46,299	393

Ramco-Gershenson Properties Trust	37,871	617

Redwood Trust, Inc.	46,738	948

Resource Capital Corp.	72,245	402

Retail Opportunity Investments Corp.	40,858	610

Rexford Industrial Realty, Inc.	9,785	139

RLJ Lodging Trust	70,372	1,882

Rouse Properties, Inc.	14,820	256

Ryman Hospitality Properties, Inc.	25,105	1,067

Sabra Health Care REIT, Inc.	21,251	593

Saul Centers, Inc.	4,484	212

Select Income REIT	12,451	377

Silver Bay Realty Trust Corp.	8,667	135

Sovran Self Storage, Inc.	17,873	1,313

STAG Industrial, Inc.	25,216	608

Strategic Hotels & Resorts, Inc. *	103,187	1,051

Summit Hotel Properties, Inc.	45,422	422

Sun Communities, Inc.	22,953	1,035

Sunstone Hotel Investors, Inc.	104,069	1,429

Terreno Realty Corp.	14,233	269

UMH Properties, Inc.	9,665	95

Universal Health Realty Income Trust	6,791	287

Urstadt Biddle Properties, Inc., Class A	14,208	294

Washington Real Estate Investment Trust	37,860	904

Western Asset Mortgage Capital Corp.	15,114	236

Whitestone REIT	12,161	176

Winthrop Realty Trust	18,217	211
		74,353

Retail – 5.7%

Aeropostale, Inc. *	44,660	224

America’s Car-Mart, Inc. *	4,583	168

ANN, Inc. *	26,842	1,113

Asbury Automotive Group, Inc. *	17,736	981

Barnes & Noble, Inc. *	22,997	481

bebe stores, Inc.	19,593	120

Big 5 Sporting Goods Corp.	9,613	154

Biglari Holdings, Inc. *	824	402

BJ’s Restaurants, Inc. *	14,038	459

Bloomin’ Brands, Inc. *	31,470	758

Bob Evans Farms, Inc.	14,037	702

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Retail – 5.7% – continued

Body Central Corp. *	9,563	$10

Bon-Ton Stores (The), Inc.	7,689	84

Bravo Brio Restaurant Group, Inc. *	11,152	157

Brown Shoe Co., Inc.	24,614	653

Buckle (The), Inc.	15,902	728

Buffalo Wild Wings, Inc. *	10,674	1,589

Burlington Stores, Inc. *	8,725	258

Carrols Restaurant Group, Inc. *	13,309	95

Casey’s General Stores, Inc.	21,810	1,474

Cash America International, Inc.	16,240	629

Cato (The) Corp., Class A	15,680	424

Cheesecake Factory (The), Inc.	30,337	1,445

Children’s Place Retail Stores (The), Inc.	13,149	655

Christopher & Banks Corp. *	20,674	137

Chuy’s Holdings, Inc. *	9,239	399

Citi Trends, Inc. *	8,893	145

Conn’s, Inc. *	12,772	496

Container Store Group (The), Inc. *	8,183	278

Cracker Barrel Old Country Store, Inc.	11,178	1,087

Del Frisco’s Restaurant Group, Inc. *	6,085	170

Denny’s Corp. *	52,304	336

Destination Maternity Corp.	7,702	211

Destination XL Group, Inc. *	24,048	136

DineEquity, Inc.	9,411	735

Diversified Restaurant Holdings, Inc. *	6,026	30

Einstein Noah Restaurant Group, Inc.	3,635	60

Express, Inc. *	48,569	771

Ezcorp, Inc., Class A *	29,057	314

Fiesta Restaurant Group, Inc. *	12,748	581

Finish Line (The), Inc., Class A	28,018	759

First Cash Financial Services, Inc. *	16,609	838

Five Below, Inc. *	18,661	793

Francesca’s Holdings Corp. *	25,051	454

Fred’s, Inc., Class A	20,890	376

Genesco, Inc. *	13,666	1,019

Gordmans Stores, Inc.	4,901	27

Group 1 Automotive, Inc.	12,379	813

Haverty Furniture Cos., Inc.	11,238	334

hhgregg, Inc. *	7,208	69

Hibbett Sports, Inc. *	14,787	782

HSN, Inc.	19,240	1,149

Ignite Restaurant Group, Inc. *	3,944	56

Jack in the Box, Inc. *	23,725	1,398

Jamba, Inc. *	9,297	112

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Retail – 5.7% – continued

Jos A Bank Clothiers, Inc. *	15,912	$1,023

Kate Spade & Co. *	68,262	2,532

Kirkland’s, Inc. *	7,933	147

Krispy Kreme Doughnuts, Inc. *	37,263	661

Lithia Motors, Inc., Class A	12,633	840

Luby’s, Inc. *	11,634	72

Lumber Liquidators Holdings, Inc. *	15,633	1,466

MarineMax, Inc. *	13,294	202

Mattress Firm Holding Corp. *	7,646	366

Men’s Wearhouse (The), Inc.	27,013	1,323

Nathan’s Famous, Inc. *	1,539	75

New York & Co., Inc. *	15,940	70

Noodles & Co. *	3,565	141

Office Depot, Inc. *	273,234	1,128

Pacific Sunwear of California, Inc. *	25,918	77

Pantry (The), Inc. *	13,395	206

Papa John’s International, Inc.	18,226	950

PC Connection, Inc.	5,310	108

Penske Automotive Group, Inc.	24,044	1,028

Pep Boys-Manny Moe & Jack (The) *	30,259	385

PetMed Express, Inc.	11,437	153

Pier 1 Imports, Inc.	53,942	1,018

Popeyes Louisiana Kitchen, Inc. *	13,580	552

Potbelly Corp. *	4,938	88

PriceSmart, Inc.	10,740	1,084

RadioShack Corp. *	56,743	120

Red Robin Gourmet Burgers, Inc. *	8,057	578

Regis Corp.	27,018	370

Restoration Hardware Holdings, Inc. *	10,064	741

Rite Aid Corp. *	415,561	2,606

Roundy’s, Inc.	14,338	99

Ruby Tuesday, Inc. *	34,683	195

Rush Enterprises, Inc., Class A *	19,763	642

Ruth’s Hospitality Group, Inc.	20,389	247

Sears Hometown and Outlet Stores, Inc. *	4,928	117

Shoe Carnival, Inc.	8,558	197

Sonic Automotive, Inc., Class A	22,166	498

Sonic Corp. *	31,934	728

Stage Stores, Inc.	18,620	455

Stein Mart, Inc.	15,754	221

Susser Holdings Corp. *	10,267	641

Systemax, Inc. *	6,377	95

Texas Roadhouse, Inc.	35,514	926

Tile Shop Holdings, Inc. *	10,507	162

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Retail – 5.7% – continued

Tilly’s, Inc., Class A *	5,751	$67

Trans World Entertainment Corp.	5,913	21

Tuesday Morning Corp. *	24,380	345

Vera Bradley, Inc. *	12,311	332

Vitamin Shoppe, Inc. *	17,271	821

West Marine, Inc. *	9,495	108

Wet Seal (The), Inc., Class A *	50,688	67

Winmark Corp.	1,249	95

Zale Corp. *	18,481	386

Zumiez, Inc. *	12,012	291
		56,494

Savings & Loans – 1.3%

Astoria Financial Corp.	50,203	694

Banc of California, Inc.	9,280	114

Bank Mutual Corp.	26,421	168

BankFinancial Corp.	12,013	120

BBX Capital Corp., Class A *	4,050	79

Beneficial Mutual Bancorp, Inc. *	18,186	240

Berkshire Hills Bancorp, Inc.	14,265	369

BofI Holding, Inc. *	6,882	590

Brookline Bancorp, Inc.	39,826	375

Capitol Federal Financial, Inc.	84,657	1,062

Charter Financial Corp.	12,862	139

Clifton Bancorp, Inc.	4,888	57

Dime Community Bancshares, Inc.	18,100	307

ESB Financial Corp.	7,212	94

ESSA Bancorp, Inc.	5,178	56

EverBank Financial Corp.	45,808	904

First Defiance Financial Corp.	5,567	151

First Federal Bancshares of Arkansas, Inc. *	1,686	15

First Financial Northwest, Inc.	8,827	90

Flagstar Bancorp, Inc. *	11,295	251

Flushing Financial Corp.	17,557	370

Fox Chase Bancorp, Inc.	6,840	115

Hingham Institution for Savings	704	55

Home Bancorp, Inc. *	3,767	79

Home Federal Bancorp, Inc.	8,410	131

HomeStreet, Inc.	7,370	144

HomeTrust Bancshares, Inc. *	11,835	187

Investors Bancorp, Inc.	28,735	794

Kearny Financial Corp. *	8,060	119

Meridian Interstate Bancorp, Inc. *	4,817	123

Meta Financial Group, Inc.	3,406	153

NASB Financial, Inc.	2,385	60

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Savings & Loans – 1.3% – continued

Northfield Bancorp, Inc.	33,044	$425

Northwest Bancshares, Inc.	53,268	778

OceanFirst Financial Corp.	7,843	139

Oritani Financial Corp.	25,765	407

Pacific Premier Bancorp, Inc. *	9,463	153

Provident Financial Holdings, Inc.	5,159	80

Provident Financial Services, Inc.	33,953	624

Rockville Financial, Inc.	14,724	200

Sterling Bancorp	47,473	601

Territorial Bancorp, Inc.	6,024	130

United Community Financial Corp. *	24,863	98

United Financial Bancorp, Inc.	11,196	206

Waterstone Financial, Inc. *	4,470	46

Westfield Financial, Inc.	10,579	79

WSFS Financial Corp.	4,463	319
		12,490

Semiconductors – 3.3%

Aeroflex Holding Corp. *	10,810	90

Alpha & Omega Semiconductor Ltd. *	9,649	71

Ambarella, Inc. *	10,529	281

Amkor Technology, Inc. *	39,925	274

ANADIGICS, Inc. *	46,297	79

Applied Micro Circuits Corp. *	41,619	412

ATMI, Inc. *	18,164	618

Axcelis Technologies, Inc. *	62,441	134

Brooks Automation, Inc.	37,842	414

Cabot Microelectronics Corp. *	13,243	583

Cavium, Inc. *	29,221	1,278

Ceva, Inc. *	12,598	221

Cirrus Logic, Inc. *	36,063	717

Cohu, Inc.	14,181	152

Cypress Semiconductor Corp. *	83,688	859

Diodes, Inc. *	20,424	533

DSP Group, Inc. *	11,255	97

Emulex Corp. *	45,742	338

Entegris, Inc. *	79,292	960

Entropic Communications, Inc. *	51,000	209

Exar Corp. *	21,782	260

FormFactor, Inc. *	30,708	196

GSI Technology, Inc. *	11,480	79

GT Advanced Technologies, Inc. *	76,380	1,302

Hittite Microwave Corp.	17,944	1,131

Inphi Corp. *	14,852	239

Integrated Device Technology, Inc. *	75,000	917

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Semiconductors – 3.3% – continued

Integrated Silicon Solution, Inc. *	16,001	$249

Intermolecular, Inc. *	9,336	26

International Rectifier Corp. *	39,521	1,083

Intersil Corp., Class A	72,379	935

IXYS Corp.	13,775	156

Kopin Corp. *	37,786	143

Lattice Semiconductor Corp. *	65,798	516

LTX-Credence Corp. *	27,069	241

MaxLinear, Inc., Class A *	13,848	131

Micrel, Inc.	26,526	294

Microsemi Corp. *	52,878	1,324

MKS Instruments, Inc.	30,169	902

Monolithic Power Systems, Inc. *	21,996	853

MoSys, Inc. *	26,799	122

Nanometrics, Inc. *	13,162	236

OmniVision Technologies, Inc. *	30,714	544

Peregrine Semiconductor Corp. *	15,052	91

Pericom Semiconductor Corp. *	13,164	103

Photronics, Inc. *	34,595	295

PLX Technology, Inc. *	25,938	157

PMC-Sierra, Inc. *	116,116	884

Power Integrations, Inc.	16,493	1,085

QLogic Corp. *	50,640	646

Rambus, Inc. *	63,537	683

Richardson Electronics Ltd.	6,640	71

Rubicon Technology, Inc. *	10,093	114

Rudolph Technologies, Inc. *	18,593	212

Semtech Corp. *	38,336	971

Sigma Designs, Inc. *	17,250	82

Silicon Image, Inc. *	43,912	303

SunEdison, Inc. *	151,651	2,857

Supertex, Inc. *	5,611	185

Tessera Technologies, Inc.	30,027	710

TriQuint Semiconductor, Inc. *	92,917	1,244

Ultra Clean Holdings, Inc. *	13,588	179

Ultratech, Inc. *	15,781	461

Veeco Instruments, Inc. *	22,288	935
		32,467

Software – 4.8%

2U, Inc. *	338	5

Accelrys, Inc. *	31,790	396

ACI Worldwide, Inc. *	22,673	1,342

Actuate Corp. *	26,908	162

Acxiom Corp. *	42,064	1,447

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Software – 4.8% – continued

Advent Software, Inc.	18,574	$545

Amber Road, Inc. *	867	13

American Software, Inc., Class A	13,692	139

Aspen Technology, Inc. *	53,326	2,259

athenahealth, Inc. *	20,912	3,351

Audience, Inc. *	5,408	68

AVG Technologies N.V. *	13,627	286

Benefitfocus, Inc. *	2,895	136

Blackbaud, Inc.	25,973	813

Bottomline Technologies de, Inc. *	21,529	757

Callidus Software, Inc. *	22,980	288

CommVault Systems, Inc. *	26,451	1,718

Computer Programs & Systems, Inc.	6,315	408

Cornerstone OnDemand, Inc. *	22,974	1,100

CSG Systems International, Inc.	19,282	502

Cvent, Inc. *	3,716	134

Dealertrack Technologies, Inc. *	24,748	1,217

Demandware, Inc. *	10,499	673

Digi International, Inc. *	14,702	149

Digital River, Inc. *	19,020	331

E2open, Inc. *	8,402	198

Ebix, Inc.	17,686	302

Envestnet, Inc. *	12,849	516

Epiq Systems, Inc.	17,896	244

Everyday Health, Inc. *	338	5

Fair Isaac Corp.	20,406	1,129

Glu Mobile, Inc. *	36,527	173

Guidance Software, Inc. *	9,426	104

Guidewire Software, Inc. *	27,765	1,362

ICG Group, Inc. *	21,627	442

Imperva, Inc. *	11,492	640

inContact, Inc. *	30,387	292

Infoblox, Inc. *	30,147	605

InnerWorkings, Inc. *	25,241	193

Interactive Intelligence Group, Inc. *	8,816	639

Jive Software, Inc. *	22,543	181

ManTech International Corp., Class A	13,549	398

MedAssets, Inc. *	34,691	857

Medidata Solutions, Inc. *	30,267	1,645

MicroStrategy, Inc., Class A *	5,152	594

Model N, Inc. *	4,561	46

Monotype Imaging Holdings, Inc.	21,750	656

Omnicell, Inc. *	20,675	592

PDF Solutions, Inc. *	14,293	260

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Software – 4.8% – continued

Pegasystems, Inc.	9,897	$350

Planet Payment, Inc. *	23,938	66

Progress Software Corp. *	29,517	643

Proofpoint, Inc. *	13,086	485

PROS Holdings, Inc. *	12,795	403

PTC, Inc. *	68,067	2,412

QAD, Inc., Class A	3,478	71

Qlik Technologies, Inc. *	49,522	1,317

Quality Systems, Inc.	22,726	384

Rally Software Development Corp. *	3,878	52

RealPage, Inc. *	26,487	481

Rocket Fuel, Inc. *	2,804	120

Rosetta Stone, Inc. *	6,462	72

Sapiens International Corp. N.V. *	11,420	93

Schawk, Inc.	7,690	154

SciQuest, Inc. *	12,958	350

Seachange International, Inc. *	18,632	194

SS&C Technologies Holdings, Inc. *	33,146	1,326

Synchronoss Technologies, Inc. *	16,578	568

SYNNEX Corp. *	15,020	910

Take-Two Interactive Software, Inc. *	46,075	1,010

Tangoe, Inc. *	17,632	328

Tyler Technologies, Inc. *	17,927	1,500

Ultimate Software Group (The), Inc. *	15,731	2,155

Verint Systems, Inc. *	29,981	1,407
		47,163

Storage/Warehousing – 0.2%

Mobile Mini, Inc.	21,828	946

Wesco Aircraft Holdings, Inc. *	23,426	516
		1,462

Telecommunications – 2.9%

8x8, Inc. *	49,822	539

ADTRAN, Inc.	33,728	823

Aerohive Networks, Inc. *	435	5

Alliance Fiber Optic Products, Inc.	6,472	94

Anixter International, Inc.	15,415	1,565

ARRIS Group, Inc. *	66,299	1,868

Aruba Networks, Inc. *	60,707	1,138

Atlantic Tele-Network, Inc.	5,223	344

Aviat Networks, Inc. *	35,569	57

Black Box Corp.	9,183	224

CalAmp Corp. *	19,946	556

Calix, Inc. *	22,780	192

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Telecommunications – 2.9% – continued

Cbeyond, Inc. *	15,622	$113

Ciena Corp. *	57,772	1,314

Cincinnati Bell, Inc. *	118,386	410

Comtech Telecommunications Corp.	8,715	278

Comverse, Inc. *	12,625	437

Consolidated Communications Holdings, Inc.	22,807	456

Cyan, Inc. *	4,494	19

DigitalGlobe, Inc. *	42,393	1,230

EarthLink Holdings Corp.	58,642	212

Extreme Networks, Inc. *	52,916	307

FairPoint Communications, Inc. *	11,810	161

Finisar Corp. *	53,170	1,410

General Communication, Inc., Class A *	17,914	204

Gigamon, Inc. *	4,489	136

Gogo, Inc. *	6,325	130

Harmonic, Inc. *	57,646	412

Hawaiian Telcom Holdco, Inc. *	5,881	168

HickoryTech Corp.	7,759	99

IDT Corp., Class B	8,745	146

Infinera Corp. *	69,615	632

Inteliquent, Inc.	18,518	269

InterDigital, Inc.	23,417	775

Iridium Communications, Inc. *	36,530	274

Ixia *	32,147	402

KVH Industries, Inc. *	8,886	117

LogMeIn, Inc. *	13,832	621

Loral Space & Communications, Inc. *	7,403	524

Lumos Networks Corp.	8,790	118

Neonode, Inc. *	15,673	89

NeoPhotonics Corp. *	11,360	90

NETGEAR, Inc. *	20,730	699

NII Holdings, Inc. *	97,916	117

NTELOS Holdings Corp.	8,692	117

Numerex Corp., Class A *	7,867	86

Oplink Communications, Inc. *	10,837	195

ORBCOMM, Inc. *	20,631	141

Parkervision, Inc. *	50,391	242

Plantronics, Inc.	24,629	1,095

Preformed Line Products Co.	1,449	99

Premiere Global Services, Inc. *	27,378	330

Procera Networks, Inc. *	11,690	121

RF Micro Devices, Inc. *	160,060	1,261

RigNet, Inc. *	6,739	363

Ruckus Wireless, Inc. *	26,311	320

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Telecommunications – 2.9% – continued

Shenandoah Telecommunications Co.	13,652	$441

ShoreTel, Inc. *	33,501	288

Sonus Networks, Inc. *	108,415	365

Straight Path Communications, Inc.,

Class B *	4,375	32

Telenav, Inc. *	10,472	62

Tessco Technologies, Inc.	3,167	118

Ubiquiti Networks, Inc. *	7,166	326

USA Mobility, Inc.	12,300	223

ViaSat, Inc. *	22,516	1,555

Vonage Holdings Corp. *	88,398	377

Vringo, Inc. *	38,181	132

West Corp.	12,134	290

Westell Technologies, Inc., Class A *	25,841	95
		28,448

Textiles – 0.2%

Culp, Inc.	4,745	93

G&K Services, Inc., Class A	11,128	681

UniFirst Corp.	8,329	916
		1,690

Toys, Games & Hobbies – 0.0%

JAKKS Pacific, Inc.	10,817	78

LeapFrog Enterprises, Inc. *	36,278	272
		350

Transportation – 1.8%

Air Transport Services Group, Inc. *	29,545	232

Arkansas Best Corp.	14,631	541

Atlas Air Worldwide Holdings, Inc. *	14,699	518

Bristow Group, Inc.	20,564	1,553

CAI International, Inc. *	9,783	241

Celadon Group, Inc.	11,439	275

CHC Group Ltd. *	20,219	149

Echo Global Logistics, Inc. *	10,143	186

Era Group, Inc. *	11,448	336

Forward Air Corp.	17,174	792

Frontline Ltd. *	28,899	114

GasLog Ltd.	17,024	396

Gulfmark Offshore, Inc., Class A	15,187	682

Heartland Express, Inc.	26,152	593

Hub Group, Inc., Class A *	21,047	842

International Shipholding Corp.	3,199	94

Knight Transportation, Inc.	33,362	772

Knightsbridge Tankers Ltd.	17,343	235

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Transportation – 1.8% – continued

Marten Transport Ltd.	13,333	$287

Matson, Inc.	24,302	600

Nordic American Tankers Ltd.	42,784	421

Pacer International, Inc. *	20,101	180

Patriot Transportation Holding, Inc. *	3,746	135

PHI, Inc. (Non Voting) *	7,160	317

Quality Distribution, Inc. *	11,965	155

Roadrunner Transportation Systems, Inc. *	10,592	267

Saia, Inc. *	13,812	528

Scorpio Bulkers, Inc. *	75,086	759

Scorpio Tankers, Inc.	105,076	1,048

Ship Finance International Ltd.	31,808	572

Swift Transportation Co. *	47,699	1,181

Teekay Tankers Ltd., Class A	34,869	123

Ultrapetrol Bahamas Ltd. *	12,015	37

Universal Truckload Services, Inc.	3,138	91

UTi Worldwide, Inc.	51,643	547

Werner Enterprises, Inc.	25,981	663

XPO Logistics, Inc. *	27,214	800

YRC Worldwide, Inc. *	17,769	400
		17,662

Trucking & Leasing – 0.2%

Greenbrier (The) Cos., Inc. *	13,907	634

TAL International Group, Inc. *	19,265	826

Textainer Group Holdings Ltd.	12,133	464
		1,924

Water – 0.3%

American States Water Co.	21,963	709

Artesian Resources Corp., Class A	4,277	96

California Water Service Group	27,190	651

Connecticut Water Service, Inc.	6,168	211

Consolidated Water Co. Ltd.	8,406	111

Middlesex Water Co.	9,015	196

PICO Holdings, Inc. *	12,926	336

SJW Corp.	8,841	261

York Water Co.	7,390	151
		2,722
Total Common Stocks
(Cost $653,743)		957,395

OTHER – 0.0% (2)

Escrow DLB Oil & Gas *	1,200	–

Escrow Gerber Scientific, Inc. *	9,016	–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (2) – continued

Escrow Position PetroCorp *	420	$–
Total Other
(Cost $ – )		–

RIGHTS – 0.0%

Pharmaceuticals – 0.0%

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) (1) *	3,681	–

Savings & Loans – 0.0%

CSF Holdings, Inc. (1) *	6,212	–

Telecommunications – 0.0%

Leap Wireless International, Inc. (1) *	30,708	–
Total Rights
(Cost $– )		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Magnum Hunter Resources Corp., Exp. 4/15/16, Strike $8.50 *	9,488	$–

Tejon Ranch Co., Exp. 8/31/16, Strike $40.00 *	1,122	4
Total Warrants
(Cost $7)		4

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.2%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	31,474,681	$31,475
Total Investment Companies
(Cost $31,475)		31,475

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT – TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.05%, 4/10/14 (5)	$1,655	$1,655
Total Short-Term Investments
(Cost $1,655)		1,655

Total Investments – 100.5%
(Cost $686,880)		990,529

Liabilities less Other Assets – (0.5)%		(4,864)
NET ASSETS – 100.0%		$985,665

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Security listed as “escrow” is considered to be worthless.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $21,866,000 with net purchases of approximately $9,609,000 during the fiscal year ended March 31, 2014.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	241	$28,209	Long	6/14	$(208)

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.0%
Consumer Staples	3.7
Energy	5.7
Financials	23.2
Health Care	13.5
Industrials	14.5
Information Technology	17.7
Materials	4.9
Telecommunication Services	0.7
Utilities	3.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Pharmaceuticals	$27,291		$101	$–		$27,392
Coal	3,267		–	–	*	3,267
All Other Industries	926,736	(1)	–	–		926,736
Warrants	4		–	–		4
Investment Companies	31,475		–	–		31,475
Short-Term Investments	–		1,655	–		1,655
Total Investments	$988,773		$1,756	$–		$990,529

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(208)		$–	$–		$(208)

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Industry	Value (000s)	Reason
Common Stocks
Pharmaceuticals	$101	Halted Price. Valuations at last traded price.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Common Stock

Coal	$–	$–	$(61)	$61	$–	$–	$–	$–	$(61)

The Fund valued the securities included in the balance as of 3/31/14 above using an evaluated price from a third party provider.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5%

Advertising – 0.2%

Interpublic Group of (The) Cos., Inc.	139,574	$2,392

Omnicom Group, Inc.	84,981	6,170
		8,562

Aerospace/Defense – 2.0%

Boeing (The) Co.	225,104	28,248

General Dynamics Corp.	107,021	11,657

L-3 Communications Holdings, Inc.	28,261	3,339

Lockheed Martin Corp.	88,875	14,508

Northrop Grumman Corp.	71,338	8,802

Raytheon Co.	103,526	10,227

Rockwell Collins, Inc.	44,608	3,554

United Technologies Corp.	277,145	32,382
		112,717

Agriculture – 1.6%

Altria Group, Inc.	655,513	24,536

Archer-Daniels-Midland Co.	216,929	9,412

Lorillard, Inc.	119,221	6,447

Philip Morris International, Inc.	521,762	42,717

Reynolds American, Inc.	102,763	5,490
		88,602

Airlines – 0.3%

Delta Air Lines, Inc.	279,053	9,669

Southwest Airlines Co.	231,557	5,467
		15,136

Apparel – 0.6%

Michael Kors Holdings Ltd. *	58,991	5,502

NIKE, Inc., Class B	244,931	18,090

Ralph Lauren Corp.	19,524	3,142

VF Corp.	116,059	7,182
		33,916

Auto Manufacturers – 0.8%

Ford Motor Co.	1,298,025	20,249

General Motors Co.	428,999	14,766

PACCAR, Inc.	116,804	7,878
		42,893

Auto Parts & Equipment – 0.4%

BorgWarner, Inc.	74,652	4,589

Delphi Automotive PLC	91,835	6,232

Goodyear Tire & Rubber (The) Co.	82,135	2,146

Johnson Controls, Inc.	218,531	10,341
		23,308

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 7.6%

Bank of America Corp.	3,478,320	$59,827

Bank of New York Mellon (The) Corp.	373,744	13,190

BB&T Corp.	234,009	9,400

Capital One Financial Corp.	188,374	14,535

Citigroup, Inc.	999,350	47,569

Comerica, Inc.	59,959	3,106

Fifth Third Bancorp	280,192	6,430

Goldman Sachs Group (The), Inc.	138,623	22,713

Huntington Bancshares, Inc.	274,161	2,733

JPMorgan Chase & Co.	1,246,376	75,668

KeyCorp	294,234	4,190

M&T Bank Corp.	43,140	5,233

Morgan Stanley	461,796	14,394

Northern Trust Corp. (1)(2)	71,137	4,664

PNC Financial Services Group (The), Inc.	175,780	15,293

Regions Financial Corp.	467,070	5,189

State Street Corp.	142,099	9,883

SunTrust Banks, Inc.	175,517	6,984

US Bancorp	599,924	25,713

Wells Fargo & Co.	1,576,040	78,392

Zions Bancorporation	60,951	1,888
		426,994

Beverages – 2.2%

Beam, Inc.	54,458	4,536

Brown-Forman Corp., Class B	53,570	4,805

Coca-Cola (The) Co.	1,247,164	48,215

Coca-Cola Enterprises, Inc.	78,132	3,732

Constellation Brands, Inc., Class A *	54,761	4,653

Dr Pepper Snapple Group, Inc.	64,727	3,525

Keurig Green Mountain, Inc.	42,508	4,488

Molson Coors Brewing Co., Class B	52,119	3,068

Monster Beverage Corp. *	44,779	3,110

PepsiCo, Inc.	501,137	41,845
		121,977

Biotechnology – 2.3%

Alexion Pharmaceuticals, Inc. *	65,112	9,905

Amgen, Inc.	248,503	30,650

Biogen Idec, Inc. *	77,806	23,799

Celgene Corp. *	133,632	18,655

Gilead Sciences, Inc. *	506,295	35,876

Regeneron Pharmaceuticals, Inc. *	25,919	7,783

Vertex Pharmaceuticals, Inc. *	77,589	5,487
		132,155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Building Materials – 0.1%

Masco Corp.	118,150	$2,624

Vulcan Materials Co.	42,690	2,837
		5,461

Chemicals – 2.6%

Air Products & Chemicals, Inc.	69,666	8,293

Airgas, Inc.	21,864	2,329

CF Industries Holdings, Inc.	18,255	4,758

Dow Chemical (The) Co.	400,179	19,445

E.I. du Pont de Nemours & Co.	305,134	20,474

Eastman Chemical Co.	50,261	4,333

Ecolab, Inc.	88,930	9,603

FMC Corp.	43,663	3,343

International Flavors & Fragrances, Inc.	27,000	2,583

LyondellBasell Industries N.V., Class A	142,114	12,640

Monsanto Co.	172,825	19,662

Mosaic (The) Co.	111,358	5,568

PPG Industries, Inc.	45,588	8,819

Praxair, Inc.	96,854	12,685

Sherwin-Williams (The) Co.	27,997	5,519

Sigma-Aldrich Corp.	39,159	3,657
		143,711

Coal – 0.1%

CONSOL Energy, Inc.	75,583	3,020

Peabody Energy Corp.	88,822	1,451
		4,471

Commercial Services – 1.3%

ADT (The) Corp.	60,299	1,806

Alliance Data Systems Corp. *	17,502	4,768

Automatic Data Processing, Inc.	158,677	12,259

Cintas Corp.	32,973	1,966

Equifax, Inc.	40,003	2,721

H&R Block, Inc.	90,437	2,730

Iron Mountain, Inc.	55,924	1,542

MasterCard, Inc., Class A	335,871	25,090

McGraw Hill Financial, Inc.	89,475	6,827

Moody’s Corp.	62,081	4,924

Quanta Services, Inc. *	71,665	2,645

Robert Half International, Inc.	44,706	1,875

Total System Services, Inc.	55,083	1,675

Western Union (The) Co.	179,200	2,932
		73,760

Computers – 5.6%

Accenture PLC, Class A	209,672	16,715

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Computers – 5.6% – continued

Apple, Inc.	293,587	$157,580

Cognizant Technology Solutions Corp., Class A *	199,929	10,118

Computer Sciences Corp.	47,842	2,910

EMC Corp.	666,640	18,273

Hewlett-Packard Co.	623,749	20,184

International Business Machines Corp.	322,193	62,019

NetApp, Inc.	108,993	4,022

SanDisk Corp.	74,481	6,047

Seagate Technology PLC	108,188	6,076

Teradata Corp. *	52,394	2,577

Western Digital Corp.	69,025	6,338
		312,859

Cosmetics/Personal Care – 1.7%

Avon Products, Inc.	143,198	2,096

Colgate-Palmolive Co.	287,338	18,640

Estee Lauder (The) Cos., Inc., Class A	83,741	5,601

Procter & Gamble (The) Co.	892,586	71,942
		98,279

Distribution/Wholesale – 0.3%

Fastenal Co.	90,140	4,446

Fossil Group, Inc. *	15,685	1,829

Genuine Parts Co.	50,501	4,386

WW Grainger, Inc.	20,226	5,110
		15,771

Diversified Financial Services – 2.6%

American Express Co.	300,875	27,088

Ameriprise Financial, Inc.	62,902	6,924

BlackRock, Inc.	41,360	13,007

Charles Schwab (The) Corp.	384,777	10,516

CME Group, Inc.	103,876	7,688

Discover Financial Services	155,125	9,027

E *TRADE Financial Corp. *	94,870	2,184

Franklin Resources, Inc.	133,435	7,229

IntercontinentalExchange Group, Inc.	37,718	7,462

Invesco Ltd.	142,608	5,276

Legg Mason, Inc.	34,934	1,713

NASDAQ OMX Group (The), Inc.	37,993	1,403

SLM Corp.	140,123	3,430

T Rowe Price Group, Inc.	86,315	7,108

Visa, Inc., Class A	166,944	36,037
		146,092

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electric – 2.7%

AES Corp.	215,431	$3,076

Ameren Corp.	80,028	3,297

American Electric Power Co., Inc.	160,654	8,139

CMS Energy Corp.	87,763	2,570

Consolidated Edison, Inc.	96,682	5,187

Dominion Resources, Inc.	191,255	13,577

DTE Energy Co.	58,419	4,340

Duke Energy Corp.	232,485	16,558

Edison International	107,451	6,083

Entergy Corp.	58,893	3,937

Exelon Corp.	282,619	9,485

FirstEnergy Corp.	138,134	4,701

Integrys Energy Group, Inc.	26,578	1,585

NextEra Energy, Inc.	143,246	13,697

Northeast Utilities	103,875	4,726

NRG Energy, Inc.	106,660	3,392

Pepco Holdings, Inc.	83,187	1,704

PG&E Corp.	150,407	6,498

Pinnacle West Capital Corp.	35,977	1,966

PPL Corp.	206,892	6,856

Public Service Enterprise Group, Inc.	166,712	6,358

SCANA Corp.	46,250	2,374

Southern (The) Co.	291,994	12,830

TECO Energy, Inc.	68,774	1,179

Wisconsin Energy Corp.	73,812	3,436

Xcel Energy, Inc.	164,151	4,984
		152,535

Electrical Components & Equipment – 0.3%

AMETEK, Inc.	80,672	4,154

Emerson Electric Co.	231,675	15,476
		19,630

Electronics – 1.4%

Agilent Technologies, Inc.	109,741	6,137

Allegion PLC	29,403	1,534

Amphenol Corp., Class A	51,890	4,756

FLIR Systems, Inc.	46,718	1,682

Garmin Ltd.	40,675	2,248

Honeywell International, Inc.	258,101	23,941

Jabil Circuit, Inc.	62,149	1,119

PerkinElmer, Inc.	36,671	1,652

TE Connectivity Ltd.	134,577	8,103

Thermo Fisher Scientific, Inc.	128,956	15,505

Tyco International Ltd.	151,439	6,421

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electronics – 1.4% – continued

Waters Corp. *	28,162	$3,053
		76,151

Engineering & Construction – 0.1%

Fluor Corp.	52,589	4,088

Jacobs Engineering Group, Inc. *	43,473	2,760
		6,848

Entertainment – 0.0%

International Game Technology	81,629	1,148

Environmental Control – 0.2%

Republic Services, Inc.	89,786	3,067

Stericycle, Inc. *	27,960	3,177

Waste Management, Inc.	142,922	6,013
		12,257

Food – 1.7%

Campbell Soup Co.	58,968	2,646

ConAgra Foods, Inc.	137,804	4,276

General Mills, Inc.	205,665	10,658

Hershey (The) Co.	49,394	5,157

Hormel Foods Corp.	44,447	2,190

JM Smucker (The) Co.	34,224	3,328

Kellogg Co.	84,158	5,278

Kraft Foods Group, Inc.	196,358	11,016

Kroger (The) Co.	169,987	7,420

McCormick & Co., Inc. (Non Voting)	42,900	3,078

Mondelez International, Inc., Class A	559,882	19,344

Safeway, Inc.	75,808	2,800

Sysco Corp.	192,594	6,958

Tyson Foods, Inc., Class A	89,055	3,919

Whole Foods Market, Inc.	121,990	6,186
		94,254

Forest Products & Paper – 0.2%

International Paper Co.	144,393	6,625

MeadWestvaco Corp.	57,089	2,149
		8,774

Gas – 0.3%

AGL Resources, Inc.	38,732	1,896

CenterPoint Energy, Inc.	141,483	3,352

NiSource, Inc.	103,136	3,664

Sempra Energy	74,897	7,247
		16,159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Hand/Machine Tools – 0.1%

Snap-on, Inc.	19,240	$2,184

Stanley Black & Decker, Inc.	51,517	4,185
		6,369

Healthcare – Products – 1.8%

Baxter International, Inc.	178,813	13,157

Becton Dickinson and Co.	63,618	7,448

Boston Scientific Corp. *	434,017	5,868

CareFusion Corp. *	68,037	2,736

Covidien PLC	148,388	10,930

CR Bard, Inc.	25,541	3,780

DENTSPLY International, Inc.	46,842	2,157

Edwards Lifesciences Corp. *	35,189	2,610

Hospira, Inc. *	54,711	2,366

Intuitive Surgical, Inc. *	12,593	5,516

Medtronic, Inc.	329,437	20,274

Patterson Cos., Inc.	26,712	1,116

St. Jude Medical, Inc.	93,428	6,109

Stryker Corp.	97,293	7,926

Varian Medical Systems, Inc. *	34,048	2,860

Zimmer Holdings, Inc.	55,467	5,246
		100,099

Healthcare – Services – 1.2%

Aetna, Inc.	119,406	8,952

Cigna Corp.	89,977	7,534

DaVita HealthCare Partners, Inc. *	58,274	4,012

Humana, Inc.	50,657	5,710

Laboratory Corp. of America Holdings *	28,086	2,758

Quest Diagnostics, Inc.	47,637	2,759

Tenet Healthcare Corp. *	32,296	1,383

UnitedHealth Group, Inc.	325,612	26,697

WellPoint, Inc.	92,982	9,256
		69,061

Holding Companies – Diversified – 0.1%

Leucadia National Corp.	103,603	2,901

Home Builders – 0.1%

DR Horton, Inc.	93,805	2,031

Lennar Corp., Class A	57,940	2,295

PulteGroup, Inc.	112,751	2,164
		6,490

Home Furnishings – 0.1%

Harman International Industries, Inc.	22,334	2,376

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Home Furnishings – 0.1% – continued

Whirlpool Corp.	25,396	$3,796
		6,172

Household Products/Wares – 0.3%

Avery Dennison Corp.	31,353	1,589

Clorox (The) Co.	42,901	3,776

Kimberly-Clark Corp.	124,667	13,744
		19,109

Housewares – 0.0%

Newell Rubbermaid, Inc.	91,916	2,748

Insurance – 4.1%

ACE Ltd.	110,767	10,972

Aflac, Inc.	150,010	9,457

Allstate (The) Corp.	147,122	8,324

American International Group, Inc.	481,698	24,090

American International Group, Inc., (Fractional Shares) *	81,909	–

Aon PLC	99,302	8,369

Assurant, Inc.	23,871	1,551

Berkshire Hathaway, Inc., Class B *	592,518	74,047

Chubb (The) Corp.	80,769	7,213

Cincinnati Financial Corp.	48,661	2,368

Genworth Financial, Inc., Class A *	162,994	2,890

Hartford Financial Services Group (The), Inc.	146,686	5,174

Lincoln National Corp.	87,061	4,411

Loews Corp.	101,178	4,457

Marsh & McLennan Cos., Inc.	180,941	8,920

MetLife, Inc.	369,739	19,522

Principal Financial Group, Inc.	90,404	4,158

Progressive (The) Corp.	180,710	4,377

Prudential Financial, Inc.	152,411	12,902

Torchmark Corp.	28,940	2,277

Travelers (The) Cos., Inc.	115,904	9,863

Unum Group	85,540	3,020

XL Group PLC	90,682	2,834
		231,196

Internet – 4.5%

Amazon.com, Inc. *	122,437	41,202

eBay, Inc. *	383,485	21,184

Expedia, Inc.	33,755	2,447

F5 Networks, Inc. *	24,794	2,644

Facebook, Inc., Class A *	562,268	33,871

Google, Inc., Class A *	92,909	103,548

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Internet – 4.5% – continued

Netflix, Inc. *	19,683	$6,929

Priceline Group (The), Inc. *	17,158	20,450

Symantec Corp.	228,179	4,557

TripAdvisor, Inc. *	36,683	3,323

VeriSign, Inc. *	41,273	2,225

Yahoo!, Inc. *	309,299	11,104
		253,484

Iron/Steel – 0.2%

Allegheny Technologies, Inc.	35,834	1,350

Cliffs Natural Resources, Inc.	49,583	1,015

Nucor Corp.	105,138	5,314

United States Steel Corp.	48,507	1,339
		9,018

Leisure Time – 0.2%

Carnival Corp.	144,471	5,470

Harley-Davidson, Inc.	72,474	4,827
		10,297

Lodging – 0.3%

Marriott International, Inc., Class A	72,734	4,075

Starwood Hotels & Resorts Worldwide, Inc.	63,416	5,048

Wyndham Worldwide Corp.	42,029	3,078

Wynn Resorts Ltd.	26,655	5,921
		18,122

Machinery – Construction & Mining – 0.4%

Caterpillar, Inc.	209,914	20,859

Joy Global, Inc.	32,898	1,908
		22,767

Machinery – Diversified – 0.6%

Cummins, Inc.	57,122	8,511

Deere & Co.	121,660	11,047

Flowserve Corp.	45,079	3,531

Rockwell Automation, Inc.	45,751	5,698

Roper Industries, Inc.	32,757	4,373

Xylem, Inc.	60,843	2,216
		35,376

Media – 3.4%

Cablevision Systems Corp., Class A (Registered)	69,689	1,176

CBS Corp., Class B (Non Voting)	181,604	11,223

Comcast Corp., Class A	857,909	42,913

DIRECTV *	155,953	11,918

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Media – 3.4% – continued

Discovery Communications, Inc., Class A *	73,193	$6,053

Gannett Co., Inc.	75,086	2,072

Graham Holdings Co., Class B	1,456	1,025

News Corp., Class A *	164,420	2,831

Nielsen Holdings N.V.	94,003	4,195

Scripps Networks Interactive, Inc., Class A	36,150	2,744

Time Warner Cable, Inc.	91,320	12,527

Time Warner, Inc.	293,800	19,194

Twenty-First Century Fox, Inc., Class A	638,770	20,422

Viacom, Inc., Class B	131,171	11,148

Walt Disney (The) Co.	536,325	42,944
		192,385

Metal Fabrication/Hardware – 0.2%

Precision Castparts Corp.	47,811	12,085

Mining – 0.4%

Alcoa, Inc.	353,284	4,547

Freeport-McMoRan Copper & Gold, Inc.	341,901	11,307

Newmont Mining Corp.	164,362	3,852
		19,706

Miscellaneous Manufacturing – 3.2%

3M Co.	207,200	28,109

Danaher Corp.	197,655	14,824

Dover Corp.	55,818	4,563

Eaton Corp. PLC	156,362	11,746

General Electric Co.	3,302,251	85,495

Illinois Tool Works, Inc.	128,581	10,458

Ingersoll-Rand PLC	85,036	4,868

Leggett & Platt, Inc.	45,415	1,482

Pall Corp.	36,354	3,253

Parker Hannifin Corp.	48,846	5,847

Pentair Ltd. (Registered)	65,092	5,164

Textron, Inc.	92,670	3,641
		179,450

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.	67,549	1,756

Xerox Corp.	366,566	4,142
		5,898

Oil&Gas – 7.8%

Anadarko Petroleum Corp.	165,781	14,052

Apache Corp.	129,864	10,772

Cabot Oil & Gas Corp.	139,014	4,710

Chesapeake Energy Corp.	167,410	4,289

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas – 7.8% – continued

Chevron Corp.	628,346	$74,717

ConocoPhillips	403,496	28,386

Denbury Resources, Inc.	116,971	1,918

Devon Energy Corp.	126,005	8,434

Diamond Offshore Drilling, Inc.	22,909	1,117

Ensco PLC, Class A	77,308	4,080

EOG Resources, Inc.	89,886	17,633

EQT Corp.	49,660	4,816

Exxon Mobil Corp.	1,422,269	138,927

Helmerich & Payne, Inc.	35,192	3,785

Hess Corp.	89,879	7,449

Marathon Oil Corp.	229,997	8,170

Marathon Petroleum Corp.	96,940	8,438

Murphy Oil Corp.	56,392	3,545

Nabors Industries Ltd.	85,288	2,102

Newfield Exploration Co. *	44,848	1,406

Noble Corp. PLC	84,063	2,752

Noble Energy, Inc.	118,599	8,425

Occidental Petroleum Corp.	261,536	24,922

Phillips 66	193,385	14,902

Pioneer Natural Resources Co.	47,041	8,803

QEP Resources, Inc.	58,674	1,727

Range Resources Corp.	53,902	4,472

RowanCos.PLC,Class A *	40,414	1,361

Southwestern Energy Co. *	116,151	5,344

Tesoro Corp.	43,586	2,205

Transocean Ltd.	112,096	4,634

Valero Energy Corp.	175,246	9,306
		437,599

Oil & Gas Services – 1.5%

Baker Hughes, Inc.	143,898	9,356

Cameron International Corp. *	71,079	4,391

FMC Technologies, Inc. *	77,319	4,043

Halliburton Co.	280,069	16,493

National Oilwell Varco, Inc.	141,178	10,994

Schlumberger Ltd.	430,319	41,956
		87,233

Packaging & Containers – 0.1%

Ball Corp.	46,113	2,527

Bemis Co., Inc.	33,414	1,311

Owens-Illinois, Inc. *	54,277	1,836

Sealed Air Corp.	64,603	2,124
		7,798

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Pharmaceuticals – 7.2%

Abbott Laboratories	508,149	$19,569

AbbVie, Inc.	522,870	26,876

Actavis PLC *	57,338	11,803

Allergan, Inc.	98,241	12,192

AmerisourceBergen Corp.	75,357	4,943

Bristol-Myers Squibb Co.	541,119	28,111

Cardinal Health, Inc.	112,890	7,900

Eli Lilly & Co.	324,131	19,078

Express Scripts Holding Co. *	255,447	19,181

Forest Laboratories, Inc. *	78,520	7,245

Johnson & Johnson	931,146	91,466

McKesson Corp.	75,752	13,376

Mead Johnson Nutrition Co.	66,216	5,505

Merck & Co., Inc.	967,918	54,949

Mylan, Inc. *	122,413	5,977

Perrigo Co. PLC	44,032	6,810

Pfizer, Inc.	2,100,914	67,481

Zoetis, Inc.	165,200	4,781
		407,243

Pipelines – 0.5%

Kinder Morgan, Inc.	220,801	7,174

ONEOK, Inc.	68,385	4,052

Spectra Energy Corp.	220,878	8,159

Williams (The) Cos., Inc.	225,342	9,144
		28,529

Real Estate – 0.0%

CBRE Group, Inc., Class A *	91,708	2,516

Real Estate Investment Trusts – 2.0%

American Tower Corp.	130,069	10,649

Apartment Investment & Management Co., Class A	48,263	1,458

AvalonBay Communities, Inc.	40,131	5,270

Boston Properties, Inc.	50,332	5,764

Crown Castle International Corp.	109,504	8,079

Equity Residential	110,557	6,411

General Growth Properties, Inc.	171,329	3,769

HCP, Inc.	150,347	5,832

Health Care REIT, Inc.	95,581	5,697

Host Hotels & Resorts, Inc.	250,107	5,062

Kimco Realty Corp.	135,269	2,960

Macerich (The) Co.	46,431	2,894

Plum Creek Timber Co., Inc.	57,827	2,431

Prologis, Inc.	164,486	6,716

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 2.0% – continued

Public Storage	47,656	$8,030

Simon Property Group, Inc.	103,361	16,951

Ventas, Inc.	96,811	5,864

Vornado Realty Trust	57,363	5,654

Weyerhaeuser Co.	192,851	5,660
		115,151

Retail – 6.0%

AutoNation, Inc. *	20,807	1,108

AutoZone, Inc. *	11,067	5,944

Bed Bath & Beyond, Inc. *	70,408	4,844

Best Buy Co., Inc.	89,075	2,352

CarMax, Inc. *	73,911	3,459

Chipotle Mexican Grill, Inc. *	10,191	5,789

Coach, Inc.	90,923	4,515

Costco Wholesale Corp.	144,776	16,169

CVS Caremark Corp.	389,248	29,139

Darden Restaurants, Inc.	43,046	2,185

Dollar General Corp. *	96,614	5,360

Dollar Tree, Inc. *	68,778	3,589

Family Dollar Stores, Inc.	31,077	1,803

GameStop Corp., Class A	38,094	1,566

Gap (The), Inc.	86,856	3,479

Home Depot (The), Inc.	463,607	36,685

Kohl’s Corp.	65,995	3,749

L Brands, Inc.	80,457	4,568

Lowe’s Cos., Inc.	344,284	16,836

Macy’s, Inc.	121,704	7,216

McDonald’s Corp.	325,587	31,917

Nordstrom, Inc.	46,749	2,919

O’Reilly Automotive, Inc. *	34,850	5,171

PetSmart, Inc.	34,280	2,362

PVH Corp.	26,935	3,361

Ross Stores, Inc.	70,831	5,068

Staples, Inc.	213,669	2,423

Starbucks Corp.	248,818	18,258

Target Corp.	208,263	12,602

Tiffany & Co.	36,326	3,129

TJX (The) Cos., Inc.	234,232	14,206

Tractor Supply Co.	45,758	3,232

Urban Outfitters, Inc. *	36,012	1,313

Walgreen Co.	287,738	18,999

Wal-Mart Stores, Inc.	532,641	40,710

Yum! Brands, Inc.	145,983	11,006
		337,031

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Savings & Loans – 0.1%

Hudson City Bancorp, Inc.	155,300	$1,527

People’s United Financial, Inc.	102,835	1,529
		3,056

Semiconductors – 2.8%

Altera Corp.	104,133	3,774

Analog Devices, Inc.	102,767	5,461

Applied Materials, Inc.	398,532	8,138

Broadcom Corp., Class A	181,569	5,716

First Solar, Inc. *	23,449	1,637

Intel Corp.	1,636,398	42,235

KLA-Tencor Corp.	54,761	3,786

Lam Research Corp. *	53,859	2,962

Linear Technology Corp.	78,129	3,804

LSI Corp.	183,765	2,034

Microchip Technology, Inc.	65,180	3,113

Micron Technology, Inc. *	349,162	8,261

NVIDIA Corp.	182,352	3,266

QUALCOMM, Inc.	556,567	43,891

Texas Instruments, Inc.	356,728	16,820

Xilinx, Inc.	87,966	4,774
		159,672

Software – 3.9%

Adobe Systems, Inc. *	153,165	10,069

Akamai Technologies, Inc. *	58,839	3,425

Autodesk, Inc. *	74,740	3,676

CA, Inc.	106,515	3,299

Cerner Corp. *	97,349	5,476

Citrix Systems, Inc. *	60,196	3,457

Dun & Bradstreet (The) Corp.	12,319	1,224

Electronic Arts, Inc. *	101,270	2,938

Fidelity National Information Services, Inc.	95,435	5,101

Fiserv, Inc. *	83,674	4,744

Intuit, Inc.	93,333	7,255

Microsoft Corp.	2,486,203	101,909

Oracle Corp.	1,139,757	46,627

Paychex, Inc.	106,247	4,526

Red Hat, Inc. *	62,519	3,312

Salesforce.com, Inc. *	184,713	10,545
		217,583

Telecommunications – 3.4%

AT&T, Inc.	1,713,825	60,104

CenturyLink, Inc.	190,205	6,246

Cisco Systems, Inc.	1,695,414	37,994

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 3.4% – continued

Corning, Inc.	458,145	$9,539

Frontier Communications Corp.	326,195	1,859

Harris Corp.	35,328	2,585

Juniper Networks, Inc. *	164,994	4,250

Motorola Solutions, Inc.	74,326	4,778

Verizon Communications, Inc.	1,363,000	64,838

Windstream Holdings, Inc.	196,215	1,617
		193,810

Textiles – 0.0%

Mohawk Industries, Inc. *	20,011	2,721

Toys, Games & Hobbies – 0.1%

Hasbro, Inc.	38,130	2,121

Mattel, Inc.	112,200	4,500
		6,621

Transportation – 1.6%

C.H. Robinson Worldwide, Inc.	48,764	2,555

CSX Corp.	330,815	9,584

Expeditors International of Washington, Inc.	67,029	2,656

FedEx Corp.	91,431	12,120

Kansas City Southern	36,479	3,723

Norfolk Southern Corp.	101,942	9,906

Ryder System, Inc.	17,687	1,413

Union Pacific Corp.	149,791	28,110

United Parcel Service, Inc., Class B	233,864	22,774
		92,841
Total Common Stocks
(Cost $3,404,535)		5,496,557

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (3)(4)	120,845,320	120,845
Total Investment Companies
(Cost $120,845)		120,845

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.05%, 4/10/14 (5)	$10,505	$10,505
Total Short-Term Investments
(Cost $10,505)		10,505

Total Investments – 99.9%
(Cost $3,535,885)		5,627,907

Other Assets less Liabilities – 0.1%		8,078
NET ASSETS – 100.0%		$5,635,985

(1)	At March 31, 2013, the value of the Fund’s investment in Northern Trust Corp. was approximately $3,881,000. There were no purchases and sales during the fiscal year ended March 31, 2014. The change in net unrealized appreciation during the fiscal year ended March 31, 2014, was approximately $783,000.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $72,982,000 with net purchases of approximately $47,863,000 during the fiscal year ended March 31, 2014.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P 500	1,488	$138,726	Long	6/14	$1,129

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	9.6
Energy	10.2
Financials	16.4
Health Care	13.4
Industrials	10.6
Information Technology	18.6
Materials	3.5
Telecommunication Services	2.5
Utilities	3.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$5,496,557	(1)	$–	$–	$5,496,557
Investment Companies	120,845		–	–	120,845
Short-Term Investments	–		10,505	–	10,505
Total Investments	$5,617,402		$10,505	$–	$5,627,907

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,129		$–	$–	$1,129

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes

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representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2014, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $2,455,000, $1,655,000 and $10,505,000, respectively. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2014. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $1,544,000, $930,000, $243,000, and $5,097,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are

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NOTES TO THE FINANCIAL STATEMENTS continued

recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2014, were approximately $2,000, $2,000 and $1,000 for the Emerging Markets Equity Index, the Global Real Estate Index and the Global Sustainability Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2014, were less than $500 for the International Equity Index Fund. Redemption fees for the fiscal year ended March 31, 2013, were $10,000 and $2,000 for the Emerging Markets Equity Index and the Global Real Estate Index Funds, respectively. Redemption fees for the fiscal year ended March 31, 2013, were less than $500 for the Global Sustainability Index and the International Equity Index Funds. These amounts are included in Payments for Shares Redeemed in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts

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may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$(1,214)	$1,214	$ —
Global Real Estate Index	259	(259)	—
Global Sustainability Index	(16)	16	—
International Equity Index	(716)	(11,564)	12,280
Mid Cap Index	(741)	741	—
Small Cap Index	(238)	(9,463)	9,701
Stock Index	(978)	(19,766)	20,744

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013, through the fiscal year ended March 31, 2014, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity Index	$68,892
International Equity Index	$610

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$2,967	$46,010
International Equity Index	—	56,856	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018		MARCH 31, 2019
Emerging Markets Equity Index	$12,794		$101,299		$4,624
Global Sustainability Index	—		—		2,330
International Equity Index	63,735	*	194,512	*	11,357	*
Stock Index	1,886	*	3,047	*	—

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

The Global Real Estate Index Fund has elected to defer net capital losses and/or Section 988 net currency losses incurred from

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NOTES TO THE FINANCIAL STATEMENTS continued

November 1, 2013 through November 30, 2013, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Global Real Estate Index	$5,417

At November 30, 2013, the Global Real Estate Index Fund’s last tax year end, there were no post enactment losses.

At November 30, 2013, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$97,667	$496,446	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Emerging Markets Equity Index	$9,350	$ —	$241,006
Global Sustainability Index	1,754	—	46,409
International Equity Index	59,018	—	658,572
Mid Cap Index	6,812	21,335	362,780
Small Cap Index	2,363	2,685	294,777
Stock Index	13,664	17,096	1,968,268

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2013, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Real Estate Index	$19,657	$ —	$102,340

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$42,947	$ —
Global Sustainability Index	2,889	—
International Equity Index	83,000	—
Mid Cap Index	18,854	29,575
Small Cap Index	10,647	31,922
Stock Index	101,707	17,304

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$44,000	$ —
Global Sustainability Index	2,800	—
International Equity Index	53,302	—
Mid Cap Index	11,362	16,039
Small Cap Index	9,996	4,381
Stock Index	80,033	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2013 and November 30, 2012 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2013 AND NOVEMBER 30, 2012 DISTRIBUTIONS FROM
Amount in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index (2013)	$44,614	$ —
Global Real Estate Index (2012)	19,073	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid

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for the period December 1, 2013 through March 31, 2014 will be determined at the end of its tax year.

As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2011 through March 31, 2013 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2011 through November 30, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2014 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$6,716	1.17%
Global Real Estate Index	1,400	1.17%
Global Sustainability Index	200	1.18%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, the investment adviser contractually agreed to reimburse the Funds for certain expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company

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Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investments adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the contractual expense limitations for the fiscal year ended March 31, 2014, for the Funds were as follows:

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Emerging Markets Equity Index	0.35%	0.30%
Global Real Estate Index	0.35%	0.50%
Global Sustainability Index	0.35%	0.30%
International Equity Index	0.25%	0.25%
Mid Cap Index	0.20%	0.15%
Small Cap Index	0.20%	0.15%
Stock Index	0.10%	0.10%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. Transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. Administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include advisory, administration, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of the average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included

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in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$—	$667,801	$—	$787,503
Global Real Estate Index	—	225,442	—	123,625
Global Sustainability Index	—	39,799	—	18,259
International Equity Index	—	3,074,572	—	1,374,446
Mid Cap Index	—	279,081	—	143,180
Small Cap Index	—	172,894	—	133,387
Stock Index	—	417,753	—	564,252

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Emerging Markets Equity Index	$411,317	$(170,780)	$240,537	$1,675,792
Global Real Estate Index	189,259	(52,998)	136,261	1,238,351
Global Sustainability Index	48,679	(2,358)	46,321	129,605
International Equity Index	790,327	(132,354)	657,973	3,898,648
Mid Cap Index	378,237	(15,457)	362,780	952,647
Small Cap Index	332,589	(37,812)	294,777	695,752
Stock Index	1,999,712	(31,443)	1,968,269	3,659,638

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE/ (DECREASE) IN SHARES	NET INCREASE/ (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	59,509	$657,823	345	$3,823	(71,509)	$(780,267)	(11,655)	$(118,621)
Global Real Estate Index	52,043	488,864	673	6,015	(44,023)	(412,238)	8,693	82,641
Global Sustainability Index	2,998	33,803	62	703	(1,301)	(14,336)	1,759	20,170
International Equity Index	177,506	2,099,110	920	10,975	(35,607)	(421,601)	142,819	1,688,484
Mid Cap Index	18,974	305,069	2,184	35,823	(11,018)	(179,207)	10,140	161,685
Small Cap Index	21,226	245,635	2,856	33,781	(17,744)	(206,447)	6,338	72,969
Stock Index	59,157	1,263,937	1,542	33,726	(65,562)	(1,405,809)	(4,863)	(108,146)

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	65,133		$747,303		421	$4,949	(25,732)	$(287,720)	39,822	$464,532
Global Real Estate Index	70,757		624,766		580	5,139	(19,140)	(170,356)	52,197	459,549
Global Sustainability Index	4,178		39,116		65	610	(3,384)	(30,553)	859	9,173
International Equity Index	99,682	*	1,001,874	*	937	9,671	(39,667)	(386,875)	60,952	624,670
Mid Cap Index	22,515		301,723		1,369	18,108	(9,314)	(122,920)	14,570	196,911
Small Cap Index	26,987	**	249,048	**	731	6,753	(10,371)	(95,349)	17,347	160,452
Stock Index	112,376	***	1,984,137	***	658	11,827	(53,210)	(937,305)	59,824	1,058,659

*	Numbers include assets received in connection with fund reorganization of approximately 24,466,000 shares sold and $243,678,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

**	Numbers include assets received in connection with fund reorganization of approximately 7,650,000 shares sold and $69,233,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

***	Numbers include assets received in connection with fund reorganization of approximately 36,026,000 shares sold and $632,618,000 in proceeds from shares sold. For further information on the reorganization, see Note 12.

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2014:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets — Unrealized appreciation	$1,299	*	Net Assets — Unrealized depreciation	$—	*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	42		Unrealized loss on forward foreign currency exchange contracts	(7)
Global Real Estate Index	Equity contracts	Net Assets — Unrealized appreciation	240	*	Net Assets — Unrealized depreciation	(19	)*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	86		Unrealized loss on forward foreign currency exchange contracts	(89)
Global Sustainability Index	Equity contracts	Net Assets — Unrealized appreciation	87	*	Net Assets — Unrealized depreciation	—	*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	13		Unrealized loss on forward foreign currency exchange contracts	(11)

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MARCH 31, 2014

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
International Equity Index	Equity contracts	Net Assets — Unrealized appreciation	$2,110	*	Net Assets — Unrealized depreciation	$(228	)*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	112		Unrealized loss on forward foreign currency exchange contracts	(480)
Mid Cap Index	Equity contracts	Net Assets — Unrealized appreciation	285	*	Net Assets — Unrealized depreciation	—	*
Small Cap Index	Equity contracts	Net Assets — Unrealized appreciation	—	*	Net Assets — Unrealized depreciation	(208	)*
Stock Index	Equity contracts	Net Assets — Unrealized appreciation	1,129	*	Net Assets — Unrealized depreciation	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	UBS	$42	$(7)	$—	$35

	Total	$42	$(7)	$—	$35

Global Real Estate Index	Citibank	$4	$(4)	$—	$—
	Goldman Sachs	—	—	—	—
	Morgan Stanley	—	—	—	—
	UBS	82	—	—	82

	Total	$86	$(4)	$—	$82

Global Sustainability Index	Citibank	$ —	$ —	$—	$—
	Goldman Sachs	—	—	—	—
	Morgan Stanley	13	—	—	13

	Total	$13	$ —	$—	$13

International Equity Index	Citibank	$20	$(20)	$—	$—
	Goldman Sachs	13	(13)	—	—
	Morgan Stanley	69	(63)	—	6
	UBS	10	—	—	10

	Total	$112	$(96)	$—	$16

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	UBS	$(7)	$7	$—	$ —

	Total	$(7)	$7	$—	$ —

Global Real Estate Index	Citibank	$(34)	$4	$—	$(30)
	Goldman Sachs	(8)	—	—	(8)
	Morgan Stanley	(47)	—	—	(47)
	UBS	—	—	—	—

	Total	$(89)	$4	$—	$(85)

Global Sustainability Index	Citibank	$(7)	$ —	$—	$(7)
	Goldman Sachs	(4)	—	—	(4)
	Morgan Stanley	—	—	—	—

	Total	$(11)	$ —	$—	$(11)

International Equity Index	Citibank	$(217)	$20	$—	$(197)
	Goldman Sachs	(200)	13	—	(187)
	Morgan Stanley	(63)	63	—	—
	UBS	—	—	—	—

	Total	$(480)	$96	$—	$(384)

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2014:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$3,308
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	313
Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	6,612
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	11
Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	574
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(13)
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	6,762
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	426
Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	4,244
Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	6,046
Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	25,686

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MARCH 31, 2014

Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,446
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	50
Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(348)
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(53)
Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	44
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	1
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,078
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(428)
Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(452)
Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(614)
Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(659)

Volume of derivative activity for the fiscal year ended March 31, 2014*:

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Emerging Markets Equity Index	26	$2,458	133	$2,902
Global Real Estate Index	205	637	726	682
Global Sustainability Index	66	143	293	165
International Equity Index	140	2,463	264	1,756
Mid Cap Index	—	—	328	973
Small Cap Index	—	—	325	961
Stock Index	—	—	289	3,910

*	Activity during the period is measured by number of trades during the period and average notional amount forward foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

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NOTES TO THE FINANCIAL STATEMENTS continued

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy court for the Southern District of New York. The Creditor Action asserts causes of action for intentional and constructive fraudulent transfer under state law. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the Creditor Trust. The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action is deemed to apply in the Litigation Action. The Litigation Trust has indicated it also intends to file an amended complaint to cure deficiencies in its intentional fraudulent transfer claim.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants have jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States Court of Appeals for the Second Circuit.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

12. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the corresponding Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on November 2, 2012 as set forth in the table.

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MARCH 31, 2014

	ACQUIRED FUND			ACQUIRING FUND
Amounts in thousands, except Share Conversion Ratio	NIF EQUITY INDEX PORTFOLIO	NIF INTERNATIONAL EQUITY INDEX PORTFOLIO	NIF SMALL COMPANY INDEX PORTFOLIO	NF STOCK INDEX FUND	NF INTERNATIONAL EQUITY INDEX FUND	NF SMALL CAP INDEX FUND
Share Conversion Ratio	0.7989	0.7872	2.0034	0.7989	0.7872	2.0034
Acquired Fund’s Shares	45,097	31,079	3,819	NA	NA	NA
Acquiring Fund’s Shares	NA	NA	NA	36,026	24,466	7,650
Acquiring Fund’s Unrealized Appreciation	154,241	15,549	10,245	NA	NA	NA
Net Assets Before The Reorganization	632,618	243,678	69,233	3,465,032	1,713,446	535,416
Aggregate Net Assets Immediately After The Reorganization	NA	NA	NA	4,097,650	1,957,124	604,649

The tables below summarize the operations of the Acquired Funds for the acquiring period from December 1, 2011 to November 2, 2012, and the Funds’ results of operations for the year ended March 31, 2013.

FOR THE PERIOD FROM DECEMBER 1, 2011 TO NOVEMBER 2, 2012 (in thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF Equity Index Portfolio	$14,155	$101,788	$115,943
NIF International Equity Index Portfolio	7,869	11,429	19,298
NIF Small Company Index Portfolio	1,120	7,443	8,563

FOR THE YEAR ENDED MARCH 31, 2013 (In thousands)

FUND	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF Stock Index Fund	$81,256	$483,670	$564,926
NF International Equity Index Fund	55,189	169,014	224,203
NF Small Cap Index Fund	9,253	95,002	104,255

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the Acquired Funds that have been included in the Acquiring Funds’ Statements of Operations since November 3, 2012.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Fund approved a new management agreement between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 132.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	74.18%
Global Real Estate Index	21.08%
Global Sustainability Index	100.00%
International Equity Index	100.00%
Mid Cap Index	38.06%
Small Cap Index	37.21%
Stock Index	91.81%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Sustainability Index	35.02%
Mid Cap Index	36.63%
Small Cap Index	34.44%
Stock Index	91.44%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0279	$0.3048
Global Real Estate Index	0.0037	0.1567
Global Sustainability Index	0.0094	0.1957
International Equity Index	0.0143	0.3498

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follow (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Mid Cap Index	$0.413269
Small Cap Index	0.433579
Stock Index	0.073278

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SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Emerging Markets Equity Index Fund	166,954,224	52,976	8,920	4,145,194
Global Real Estate Index Fund	136,690,268	73,026	14,779	4,187,229
Global Sustainability Index Fund	11,371,284	1,811	7,046	1,411,593
International Equity Index Fund	334,913,341	48,575	1,732,855	4,251,101
Mid Cap Index Fund	68,653,935	64,031	81,870	2,528,915
Small Cap Index Fund	68,036,795	66,827	146,058	3,397,392
Stock Index Fund	216,654,798	45,710	319,938	9,067,017

3.	To approve a change to the fundamental investment objectives for certain Northern Funds to non-fundamental, which would permit the Trustees of the Trust, instead of shareholders, to approve a change in the objective.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
International Equity Index Fund	334,100,896	864,900	1,728,975	4,251,101
Small Cap Index Fund	66,523,176	1,603,790	122,714	3,397,392
Stock Index Fund	210,759,687	5,762,929	497,830	9,067,017

EQUITY INDEX FUNDS	132	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 118), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 122), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.30%	$1,000	$1,011.40	$1.50
Hypothetical**	0.30%	$1,000	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.50%	$1,000	$1,026.40	$2.53
Hypothetical**	0.50%	$1,000	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.30%	$1,000	$1,091.90	$1.56
Hypothetical**	0.30%	$1,000	$1,023.44	$1.51

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.25%	$1,000	$1,062.90	$1.29
Hypothetical**	0.25%	$1,000	$1,023.68	$1.26

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.15%	$1,000	$1,115.60	$0.79
Hypothetical**	0.15%	$1,000	$1,024.18	$0.76

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.15%	$1,000	$1,098.90	$0.78
Hypothetical**	0.15%	$1,000	$1,024.18	$0.76

NORTHERN FUNDS ANNUAL REPORT	133	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.10%	$1,000	$1,124.50	$0.53
Hypothetical**	0.10%	$1,000	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2014 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

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TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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EQUITY INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

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EQUITY INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

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EQUITY INDEX FUNDS

APPROVAL OF MANAGEMENT AGREEMENT

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Funds that

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EQUITY INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

had been in existence for the applicable periods, the NF Trustees received information on their investment performance for one, three, five and ten years, as applicable, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Funds’ performance was satisfactory for most Funds, and that NTI was taking steps to address any under-performing Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, for those Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Funds all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. For Funds where there were applicable comparisons, the NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

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EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,2,3,8

GLOBAL REAL ESTATE INDEX FUND2,3,5,8

GLOBAL SUSTAINABILITY INDEX FUND2,3,7,8

INTERNATIONAL EQUITY INDEX FUND2,3,8

MID CAP INDEX FUND2,4,8

SMALL CAP INDEX FUND2,6,8

STOCK INDEX FUND2,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

5 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

8 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

NORTHERN FUNDS ANNUAL REPORT	143	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND

34	FIXED INCOME FUND

46	HIGH YIELD FIXED INCOME FUND

55	SHORT BOND FUND

68	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

70	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

89	ULTRA-SHORT FIXED INCOME FUND

101	U.S. GOVERNMENT FUND

103	ABBREVIATIONS AND OTHER INFORMATION

104	NOTES TO THE FINANCIAL STATEMENTS

117	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

118	TAX INFORMATION

119	SHAREHOLDER MEETING RESULTS

120	FUND EXPENSES

122	TRUSTEES AND OFFICERS

127	APPROVAL OF MANAGEMENT AGREEMENT

131	INVESTMENT CONSIDERATIONS

132	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities and not the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economic data during the 12-month reporting period ended March 31, 2014 was mixed, leading major central banks to keep monetary policy accommodative. The U.S. economy continued to grow modestly, despite headwinds from higher taxes and government spending constraints. The eurozone economy began to expand again after the longest recession since its formation in 1999. Unemployment remained high and inflation fell sharply in Europe, prompting the European Central Bank to lower interest rates and discuss alternative measures to stimulate the Continent’s economy. Growth in large emerging economies slowed, driven by lower commodity prices and weaker exports. In December, the U.S. Federal Reserve announced that a gradual trimming of its asset purchases would begin in January 2014. While anticipation of this announcement had weighed on markets earlier in the period, the actual news was taken in stride. The nomination of Janet Yellen as the new Federal Reserve Chair was comforting to markets, as her views are regarded as being dovish and consistent with those of former Chairman Ben Bernanke. As the Federal Reserve moves away from its asset purchase program, we believe that investors will increasingly focus on the traditional drivers of long-term interest rates such as economic and inflation data, along with fiscal policy.

In the investment-grade corporate bond market, new issuance soared to an all-time high. The flood of new supply was well received, as new issuance concessions remained low and credit spreads tightened. It appears that investors view investment-grade fixed income as an excellent source of yield relative to other asset classes in the current low interest rate environment. Companies remain reluctant to invest in their businesses, and with cash on balance sheets at all-time highs, investors are confident that they can stretch for additional yield without fear of bond default.

The Core Bond Fund returned 0.02% during the reporting period, outperforming the -0.10% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund’s underweights in Treasury and agency securities, and overweights to corporate debt and commercial mortgage-backed securities, contributed positively to relative performance for the period. Our positioning of assets along the yield curve represented the largest detractor from returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CORE BOND	0.02%	5.85%	4.69%	5.06%
BARCLAYS U.S. AGGREGATE BOND INDEX	–0.10	4.80	4.46	5.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOCBX
INCEPTION DATE	03/29/01
NET ASSETS	$104 MILLION
NET ASSET VALUE	$10.27
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.91%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014 global economic data was mixed, leading major central banks to keep monetary policy accommodative. The U.S. economy continued to grow modestly, despite headwinds from higher taxes and government spending constraints. The eurozone economy began to expand again after the longest recession since its formation in 1999. Unemployment remained high and inflation fell sharply in Europe, prompting the European Central Bank to lower interest rates and discuss alternative measures to stimulate the Continent’s economy. Growth in large emerging economies slowed, driven by lower commodity prices and weaker exports. In December, the U.S. Federal Reserve announced that a gradual trimming of its asset purchases would begin in January 2014. While anticipation of this announcement had weighed on markets earlier in the period, the actual news was taken in stride. The nomination of Janet Yellen as the new Federal Reserve Chair was comforting to markets, as her views are regarded as being dovish and consistent with those of former Chairman Ben Bernanke. As the Federal Reserve moves away from its asset purchase program, we believe that investors will increasingly focus on the traditional drivers of long-term interest rates such as economic and inflation data, along with fiscal policy.

New issuance soared to an all-time high in the investment-grade corporate bond market. The flood of new supply was well received, as new issuance concessions remained low and credit spreads tightened. It appears that investors view investment-grade fixed income as an excellent source of yield relative to other asset classes in the current low interest rate environment. Companies remain reluctant to invest in their businesses, and with cash on balance sheets at all-time highs, investors are confident that they can stretch for additional yield without fear of bond default.

The Fund returned 0.85% during the reporting period, outperforming the -0.10% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund’s underweights in Treasury and agency securities, and overweights to corporate debt and commercial mortgage-backed securities, contributed positively to relative performance for the period. Our positioning of assets along the yield curve represented the largest detractor from returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	0.85%	5.55%	4.37%	5.52%
BARCLAYS U.S. AGGREGATE BOND INDEX	–0.10	4.80	4.46	5.99

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
NET ASSETS	$1.5 BILLION
NET ASSET VALUE	$10.24
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.72%
NET EXPENSE RATIO	0.44%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The High Yield Fixed Income Fund returned 7.71% during the 12-month reporting period ended March 31, 2014, outperforming the 7.53% return of its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The period was notable primarily for interest rate volatility. After trading as low as 1.66% in early May, the 10-year U.S. Treasury yield breached the 3.00% level as 2013 drew to a close, before rates eased again in January 2014. In December 2013, the U.S. Federal Reserve announced plans to reduce its bond purchases beginning in January 2014. There was a brief period of volatility at the end of January as financial markets became concerned about the impact of Federal Reserve policy on emerging markets. Headlines concerning tensions between Russia and Ukraine closed the period, but financial markets remained relatively stable.

For the reporting period, lower-rated issues provided the best performance within the high-yield market. Bonds rated CCC generated a return of 11.14%, while B bonds returned 7.26% and BB bonds returned 6.24%. Distressed securities underperformed as bonds in the Ca through D range returned 4.49%. The Fund was positioned to take advantage of a stable economy and a low default rate, while minimizing interest rate exposure. An overweight position in CCC bonds and an underweight in BB issues throughout the period benefited performance. The Fund avoided the 10-year maturity range and held high-coupon securities to reduce the impact of interest rates, benefiting performance in May when rates rose. The Fund’s yield provided a return consistent with the market through the remainder of the period. We were well positioned to close the period as the market recovered from the volatility related to emerging market concerns.

With a stable economic environment, interest rates continue to be the greatest potential source of market volatility. The high-yield market continues to be supported by stable credit fundamentals and a low default rate. Going forward, the Fund will maintain its focus on credit fundamentals and relative value as the core elements of its approach.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	7.71%	13.83%	7.07%	6.53%
BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	7.53	18.14	8.67	7.64

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
NET ASSETS	$5.7 BILLION
NET ASSET VALUE	$7.61
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.96%
NET EXPENSE RATIO	0.78%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global economic data was mixed during the 12-month reporting period ended March 31, 2014 and major central banks maintained accommodative monetary policies. The U.S. economy, now in its fourth year of expansion, continued to grow modestly despite the headwinds of higher taxes and lower government spending. The Federal Reserve announced that the first reduction in its asset-purchase program would begin in January 2014. Anticipation during the lead-up to this announcement weighed on the markets early in the period, but investors took the decision in stride once it was officially announced in December 2013. The market took comfort from the Federal Reserve’s constant reassurances that it intends to hold its benchmark federal funds rate at exceptionally low levels for a considerable time after the asset-purchase program is wound down. As the Federal Reserve relies more on forward guidance, we believe that investors may return their focus to more traditional drivers of long-term interest rates, such as economic data, inflation and fiscal policy.

In the investment-grade corporate bond market, new issuance soared to an all-time high as companies took advantage of tight credit spreads and declining interest rates. The flood of new supply was well received, as new-issuance concessions remained low and credit spreads tightened. We believe that investors view investment-grade fixed income as an excellent source of yield compared with other fixed-income asset classes in the current low interest rate environment. Companies remain reluctant to invest in their businesses, as evidenced by all-time-high cash levels on corporate balance sheets. The high cash levels give investors confidence they can stretch for additional yield from investment-grade corporate issues with minimal fear of bond default.

The Short Bond Fund returned 0.75% during the reporting period, outperforming the 0.68% return of its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index. The Fund’s underweight in U.S. Treasury and agency securities, combined with overweights to corporate debt and commercial mortgage-backed securities, contributed positively to returns. The Fund’s positioning along the yield curve represented the largest detractor from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT BOND	0.75%	2.80%	2.91%	4.45%
BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	0.68	1.95	2.81	4.41

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

MICHAEL T. DOYLE With Northern Trust since 1999

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	BSBAX
INCEPTION DATE	01/11/93
NET ASSETS	$442 MILLION
NET ASSET VALUE	$19.12
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.77%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. government bonds faced a number of significant headwinds during the 12-month reporting period ended March 31, 2014. In early May, the U.S. Federal Reserve hinted that it might begin to taper the asset purchase program known as quantitative easing before the end of 2013. Bonds sold off sharply as investors began factoring in the decrease in demand, sending Treasury yields sharply higher and causing yield spreads on mortgage-backed securities to widen. But given additional time for investors to absorb this news, the Federal Reserve’s formal announcement of its intent to taper quantitative easing on December 18, 2013 had little impact on bond prices. However, the new Federal Reserve Chair Janet Yellen stirred some market unease when she suggested that short-term rate hikes could ensue as soon as six months after the cessation of quantitative easing. Nevertheless, we believe that the pace of interest-rate increases will be slow given the halting U.S. recovery.

During the period, government bond prices were also pressured by signs of a stronger labor market and healthier consumer spending, as well as by the uptick in economic growth during the second half of 2013. These pressures then slackened during the first quarter of 2014, as economic data disappointed the market amid harsh winter weather. The world economy also continued to recover only sluggishly. China’s economic data was uneven, and Japan launched its own accommodative campaign to re-inflate its moribund economy, setting a rather aggressive 2% inflation target by mid-2015. Challenges remained in place in Europe, and the standoff between Russia and Ukraine kept pressure on emerging market economies. In this environment, the yield on the 10-year Treasury note moved from 1.85% to 2.72%, and mortgage-backed securities underperformed.

The Short-Intermediate U.S. Government Fund returned -1.57% during the reporting period, compared with the -0.03% return of its benchmark, the Barclays 1-5 Year U.S. Government Index. The Fund’s allocation to mortgages hindered performance, as did its positioning with respect to both duration and the Treasury yield curve.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	–1.57%	1.33%	2.41%	3.48%
BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	–0.03	1.71	3.01	4.09

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publically issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005 BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
NET ASSETS	$218 MILLION
NET ASSET VALUE	$9.77
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.77%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014 the U.S. economy grew modestly and the Federal Reserve maintained its accommodative policy of keeping the federal funds rate near zero. In December, the Federal Reserve began to reduce the amount of its monthly bond-buying program known as quantitative easing, as data indicated a sustained improvement in the economy. During the course of the period, investors began to discount the end of quantitative easing and an eventual rise in short-term rates. Although rates were volatile throughout the year, the yield curve steepened to new levels by the end of March, especially in maturities longer than one year. Credit market conditions continued to improve, offsetting the impact of higher yields and leading to narrowing credit spreads — and increasing prices — for many of the securities held in the Fund. Municipal bond issuance fell 22% due to municipal budget austerity. The dearth of new supply provided price support for municipal bonds, even as the yields on U.S. Treasury notes increased.

The Tax-Advantaged Ultra-Short Fixed Income Fund returned 0.63% during the reporting period, ahead of the 0.47% return of its blended benchmark, composed of 75% of the BofA Merrill Lynch 6-12 Month Municipal Securities Index and 25% of the BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index. While the Fund posted modest month-to-month price volatility, its net asset value at the close of the period was the same as it was at the start. The Fund continued to purchase both tax-exempt and taxable bonds, based on yields after maximum federal tax rates are considered. We generally held 70% of the portfolio in tax-exempt municipal bonds and 30% in taxable issues.

Our decisions to maintain a duration of approximately one year and to purchase new-issue bonds with a yield premium contributed positively to the Fund’s return during the period. Portfolio security sales were limited since Fund assets under management rose more than 25% year over year. When we sold positions, we did so with the goal of preserving Fund income and minimizing tax implications. When taking realized gains, we preferred long-term over short-term gains due to the more favorable tax treatment of the former.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.63%	0.96%	1.23%
75% BofA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BofA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.47	0.71	0.88
BofA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	0.33	0.49	0.61
BofA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.87	1.35	1.68

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985

JASON R. GOOKIN With Northern Trust since 2006

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
NET ASSETS	$2.8 BILLION
NET ASSET VALUE	$10.16
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.43%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Ultra-Short Fixed Income Fund returned 0.77% during the 12-month reporting period ended March 31, 2014, outperforming the 0.26% return of its benchmark, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index. The U.S. economy continued to grow modestly during the period, highlighted by improving employment and housing statistics as well as continued low inflation. A data-dependent U.S. Federal Reserve continued its quantitative easing policy but instituted the tapering of its monthly bond purchases beginning in January.

While the Fund experienced its usual modest price volatility month to month, its total return was favorable during a time when yields in two- and three-year maturities increased. The yield on the three-year Treasury ranged from a low of 0.29% on May 1, 2013 to a high of 0.96% on September 5, 2013, ending the Fund’s fiscal year at 0.91%. As a result, investors traded a few months of price declines for a higher income flow. We believe that this reflects the benefits of reinvesting into a steeper yield and credit curve on a measured basis during the period.

Our purchases of investment-grade corporate bonds in both fixed- and floating-rate structures remained the essential yield-building strategy for the Fund. We continued to see record new issuance in corporate bonds, as companies took advantage of the low interest rate environment. We supplemented our fixed-rate positions with longer-term, floating-rate structures that offered additional yield and a hedge against rising interest rates. We typically maintained a duration — or interest-rate sensitivity — that was modestly above our one-year target, taking advantage of attractive steepness in three-year, fixed-rate yields.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME	0.77%	1.28%	1.53%
BofA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX	0.26	0.33	0.52

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996

CHRISTI FLETCHER With Northern Trust since 2010

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$10.22
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.46%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. government bonds faced a number of significant headwinds during the 12-month reporting period ended March 31, 2014. In early May, the U.S. Federal Reserve hinted that it might begin to taper the asset purchase program known as quantitative easing before the end of 2013. Bonds sold off sharply as investors began factoring in the decrease in demand, sending Treasury yields sharply higher and causing yield spreads on mortgage-backed securities to widen. But given additional time for investors to absorb this news, the Federal Reserve’s formal announcement of its intent to taper quantitative easing on December 18, 2013 had little impact on bond prices. However, the new Federal Reserve Chair Janet Yellen stirred some market unease when she suggested that short-term rate hikes could ensue as soon as six months after the cessation of quantitative easing. Nevertheless, we believe that the pace of interest-rate increases will be slow given the halting U.S. recovery.

During the period, government bond prices were also pressured by signs of a stronger labor market and healthier consumer spending, as well as by the uptick in economic growth during the second half of 2013. These pressures then slackened during the first quarter of 2014, as economic data disappointed the market amid harsh winter weather. The world economy also continued to recover only sluggishly. China’s economic data was uneven, and Japan launched its own accommodative campaign to re-inflate its moribund economy, setting a rather aggressive 2% inflation target by mid-2015. Challenges remained in place in Europe, and the standoff between Russia and Ukraine kept pressure on emerging market economies. In this environment, the yield on the 10-year Treasury note moved from 1.85% to 2.72%, and mortgage-backed securities underperformed.

The U.S. Government Fund returned -2.43% during the reporting period, which compares with the -0.76% return of its benchmark, the Barclays Intermediate U.S. Government Index. The Fund’s allocation to mortgages hindered performance, as did its positioning with respect to both duration and the Treasury yield curve.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	–2.43%	1.94%	2.95%	4.50%
BARCLAYS INTERMEDIATE U.S. GOVERNMENT INDEX	–0.76	2.35	3.58	5.15

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance conformity with U.S. GAAP principles. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 131.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005

BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
NET ASSETS	$34 MILLION
NET ASSET VALUE	$9.53
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.26%
NET EXPENSE RATIO	0.41%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND		FIXED INCOME FUND
ASSETS:
Investments, at cost	$101,180	(1)	$1,458,582	(1)
Investments, at value	$102,354	(4)	$1,491,343	(4)
Dividend income receivable	–		1
Interest income receivable	571		12,342
Receivable for foreign tax reclaimable	5		338
Receivable for securities sold	8,309		91,850
Receivable for variation margin on futures contracts	–		49
Receivable for fund shares sold	265		1,026
Receivable from investment adviser	8		71
Prepaid and other assets	1		2
Total Assets	111,513		1,597,022
LIABILITIES:
Payable for securities purchased	764		12,404
Payable for when-issued securities	6,463		95,396
Payable for variation margin on futures contracts	1		–
Payable for fund shares redeemed	1		518
Distributions to shareholders	44		893
Payable to affiliates:
Investment advisory fees	8		114
Administration fees	3		43
Custody and accounting fees	2		8
Shareholder servicing fees	–		7
Transfer agent fees	2		28
Trustee fees	3		16
Accrued other liabilities	27		64
Total Liabilities	7,318		109,491
Net Assets	$104,195		$1,487,531
ANALYSIS OF NET ASSETS:
Capital stock	$103,743		$1,478,897
Accumulated undistributed net investment income (loss)	(2)		(832)
Accumulated undistributed net realized gain (loss)	(703)		(23,257)
Net unrealized appreciation (depreciation)	1,157		32,723
Net Assets	$104,195		$1,487,531
Shares Outstanding ($.0001 par value, unlimited authorization)	10,145		145,298
Net Asset Value, Redemption and Offering Price Per Share	$10.27		$10.24

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $977, $6,854, $173,296, $4,055 and $28,527, respectively.
(2)	Amounts include cost from the U.S. Government Portfolio of the Northern Institutional Funds of $7,142 and $158, respectively.
(3)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $83,141.
(4)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $977, $6,854, $173,296, $4,055 and $28,527, respectively.
(5)	Amounts include value from the U.S. Government Portfolio of the Northern Institutional Funds of $7,142 and $158, respectively.
(6)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $83,141.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2014

HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND		SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$5,478,640	(1)	$439,762	(1)	$218,876	(2)	$2,914,396	(3)	$1,694,658	(1)	$34,283	(2)
$5,669,893	(4)	$439,886	(4)	$217,980	(5)	$2,922,625	(6)	$1,699,696	(4)	$34,131	(5)
2		–		–		1		–		–
107,030		2,071		337		16,509		4,117		51
345		–		–		–		–		–
28,843		1,331		–		–		–		–
–		11		2		–		–		–
2,696		960		–		20,187		3,827		1
192		26		14		101		63		8
6		1		1		2		2		1
5,809,007		444,286		218,334		2,959,425		1,707,705		34,192

59,106		2,098		–		51,000		5,000		–
22,968		–		–		71,910		–		–
–		21		–		–		–		–
3,894		172		509		7,526		1,663		–
6,228		117		23		309		224		6

716		34		17		79		48		5
164		13		6		81		49		1
26		4		4		16		9		3
257		–		1		–		–		–
109		9		4		54		32		1
13		3		8		2		1		2
133		28		29		59		49		28
93,614		2,499		601		131,036		7,075		46
$5,715,393		$441,787		$217,733		$2,828,389		$1,700,630		$34,146

$5,480,062		$443,371		$222,111		$2,819,918		$1,695,242		$35,400
(833)		(128)		–		(220)		(14)		91
44,911		(1,824)		(3,497)		462		364		(1,193)
191,253		368		(881)		8,229		5,038		(152)
$5,715,393		$441,787		$217,733		$2,828,389		$1,700,630		$34,146
750,794		23,106		22,279		278,483		166,373		3,582
$7.61		$19.12		$9.77		$10.16		$10.22		$9.53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amount in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$2,328	$56,230	$379,524
Dividend income	1 (1)	12 (1)	4,510 (1)
Total Investment Income	2,329	56,242	384,034
EXPENSES:
Investment advisory fees	343	6,531	36,298
Administration fees	128	2,459	8,321
Custody fees	42	200	590
Accounting fees	29	184	575
Transfer agent fees	86	1,640	5,547
Registration fees	21	31	74
Printing fees	15	51	118
Audit fees	18	32	54
Legal fees	17	28	49
Shareholder servicing fees	–	39	977
Trustee fees and expenses	10	31	74
Interest expense	–	–	6
Other	11	32	68
Total Expenses	720	11,258	52,751
Less expenses reimbursed by investment adviser	(379)	(3,964)	(9,542)
Net Expenses	341	7,294	43,209
Net Investment Income	1,988	48,948	340,825
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(360)	(13,551)	134,954
Futures contracts	(121)	643	–
Net change in unrealized appreciation (depreciation) on:
Investments	(1,553)	(27,878)	(63,228)
Futures contracts	(28)	486	–
Net Gains (Loss)	(2,062)	(40,300)	71,726
Net Increase (Decrease) in Net Assets Resulting from Operations	$(74)	$8,648	$412,551

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $1, $12, $9, $2, and $2, respectively.
(2)	Amounts include dividend income from the U.S. Government Portfolio of the Northern Institutional Funds of $6 and $1, respectively.
(3)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $5.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2014

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND

$6,285	$1,713	$20,335	$12,546		$433
2 (1)	6 (2)	5 (3)	2	(1)	1 (2)
6,287	1,719	20,340	12,548		434

1,370	952	3,509	1,978		289
514	357	3,593	1,980		62
56	43	254	146		29
54	44	260	152		25
343	238	2,395	1,320		41
22	21	35	55		23
15	14	56	59		12
19	19	31	24		19
16	17	27	22		17
–	10	2	2		2
10	10	31	20		10
–	–	–	–		–
11	11	28	19		11
2,430	1,736	10,221	5,777		540
(1,075)	(787)	(4,255)	(2,486)		(373)
1,355	949	5,966	3,291		167
4,932	770	14,374	9,257		267

(432)	(1,866)	1,271	889		(810)
(18)	(799)	–	–		(188)

(2,275)	(2,243)	(571)	795		(464)
309	159	–	–		36
(2,416)	(4,749)	700	1,684		(1,426)
$2,516	$(3,979)	$15,074	$10,941		$(1,159)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND(1)			FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND(2)
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2014	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012
OPERATIONS:
Net investment income	$1,988	$657	$2,436	$48,948	$45,962	$340,825	$408,100	$4,932	$715	$2,117
Net realized gains (losses)	(481)	99	2,460	(12,908)	29,999	134,954	146,433	(450)	305	1,378
Net change in unrealized appreciation (depreciation)	(1,581)	(1,010)	2,178	(27,392)	18,352	(63,228)	139,068	(1,966)	(6)	1,611
Net Increase (Decrease) in Net Assets Resulting from Operations	(74)	(254)	7,074	8,648	94,313	412,551	693,601	2,516	1,014	5,106
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Shares/Class A shares transactions	28,833	(4,590)	(9,626)	(214,813)	88,057	(133,765)	238,076	134,313	147,476	35,253
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	28,833	(4,590)	(9,626)	(214,813)	88,057	(133,765)	238,076	134,313	147,476	35,253
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(2,120)	(747)	(2,710)	(51,772)	(49,731)	(340,869)	(406,375)	(5,213)	(832)	(2,365)
From net realized gains	(107)	(2,193)	(2,662)	(8,958)	(36,886)	(108,094)	–	–	–	–
Total Distributions to Shares/Class A Shareholders	(2,227)	(2,940)	(5,372)	(60,730)	(86,617)	(448,963)	(406,375)	(5,213)	(832)	(2,365)
Total Increase (Decrease) in Net Assets	26,532	(7,784)	(7,924)	(266,895)	95,753	(170,177)	525,302	131,616	147,658	37,994
NET ASSETS:
Beginning of period	77,663	85,447	93,371	1,754,426	1,658,673	5,885,570	5,360,268	310,171	162,513	124,519
End of period	$104,195	$77,663	$85,447	$1,487,531	$1,754,426	$5,715,393	$5,885,570	$441,787	$310,171	$162,513
Accumulated Undistributed Net Investment Income (Loss)	$(2)	$17	$11	$(832)	$(368)	$(833)	$(789)	$(128)	$(60)	$(8)

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013

$770	$958	$14,374	$10,325	$9,257	$6,365	$267	$293
(2,665)	3,917	1,271	1,111	889	1,207	(998)	1,302
(2,084)	212	(571)	5,581	795	1,771	(428)	49
(3,979)	5,087	15,074	17,017	10,941	9,343	(1,159)	1,644

(45,822)	(46,798)	584,268	894,368	598,701	634,600	(14,115)	(11,320)
(45,822)	(46,798)	584,268	894,368	598,701	634,600	(14,115)	(11,320)
(1,063)	(1,527)	(14,374)	(12,564)	(9,256)	(6,365)	(304)	(378)

–	(7,780)	(815)	–	(899)	(1,112)	–	(1,727)
(1,063)	(9,307)	(15,189)	(12,564)	(10,155)	(7,477)	(304)	(2,105)
(50,864)	(51,018)	584,153	898,821	599,487	636,466	(15,578)	(11,781)
268,597	319,615	2,244,236	1,345,415	1,101,143	464,677	49,724	61,505

$217,733	$268,597	$2,828,389	$2,244,236	$1,700,630	$1,101,143	$34,146	$49,724
$–	$–	$(220)	$(220)	$(14)	$(15)	$91	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND (1)	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010	FISCAL YEAR ENDED NOV. 30, 2009
Net Asset Value, Beginning of Period	$10.55		$10.96		$10.74		$10.64		$10.36	$9.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.08		0.29		0.32		0.37	0.46
Net realized and unrealized gains (losses)	(0.26)		(0.10)		0.56		0.22		0.28	0.88
Total from Investment Operations	(0.02)		(0.02)		0.85		0.54		0.65	1.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.10)		(0.32)		(0.32)		(0.37)	(0.46)
From net realized gains	(0.01)		(0.29)		(0.31)		(0.12)		–	–
Total Distributions Paid	(0.26)		(0.39)		(0.63)		(0.44)		(0.37)	(0.46)
Net Asset Value, End of Period	$10.27		$10.55		$10.96		$10.74		$10.64	$10.36
Total Return(2)	0.02%		(0.33)%		8.25%		5.31%		6.46%	14.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$104,195		$77,663		$85,447		$93,371		$100,451	$95,028
Ratio to average net assets of:(3)
Expenses, net of waivers, reimbursements and credits	0.40	%(4)	0.39	%(4)	0.35	%(4)	0.32	%(4)	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.84%		0.89%		0.68%		0.62%		0.64%	0.61%
Net investment income, net of waivers, reimbursements and credits	2.32	%(4)	2.44	%(4)	2.72	%(4)	2.99	%(4)	3.43%	4.47%
Net investment income, before waivers, reimbursements and credits	1.88%		1.94%		2.39%		2.69%		3.15%	4.22%
Portfolio Turnover Rate	1,163.54%		417.78%		704.37%		851.07%		765.28%	575.14%

(1)	Formerly the Core Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $4,000, $9,000, and $36,000, which represent 0.01, 0.01, 0.01, and 0.04 percent of average net assets, for the fiscal year ended March 31, 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.54		$10.46		$10.14		$10.25		$9.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.29		0.27		0.30		0.35
Net realized and unrealized gains (losses)	(0.22)		0.34		0.47		0.20		0.48
Total from Investment Operations	0.08		0.63		0.74		0.50		0.83
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.32)		(0.32)		(0.28)		(0.30)		(0.35)
From net realized gains	(0.06)		(0.23)		(0.14)		(0.31)		–
Total Distributions Paid	(0.38)		(0.55)		(0.42)		(0.61)		(0.35)
Net Asset Value, End of Year	$10.24		$10.54		$10.46		$10.14		$10.25
Total Return(2)	0.85%		6.02%		7.48%		4.82%		8.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,487,531		$1,754,426		$1,658,673		$1,112,234		$1,080,546
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.44	%(3)	0.43	%(3)	0.75	%(3)	0.85	%(3)	0.90%
Expenses, before reimbursements and credits	0.69%		0.80%		0.98%		0.99%		0.99%
Net investment income, net of reimbursements and credits	2.99	%(3)	2.75	%(3)	2.49	%(3)	2.83	%(3)	3.46%
Net investment income, before reimbursements and credits	2.74%		2.38%		2.26%		2.69%		3.37%
Portfolio Turnover Rate	869.07%		1,049.21%		699.97%		658.14%		616.19%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $76,000, $321,000, $184,000 and $551,000, which represent 0.005, 0.02, 0.01 and 0.05 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$7.66		$7.31		$7.45		$7.08		$5.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.47		0.51		0.53		0.56		0.61
Net realized and unrealized gains (losses)	0.10		0.35		(0.14)		0.37		1.19
Total from Investment Operations	0.57		0.86		0.39		0.93		1.80
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.47)		(0.51)		(0.53)		(0.56)		(0.61)
From net realized gains	(0.15)		–		–		–		–
Total Distributions Paid	(0.62)		(0.51)		(0.53)		(0.56)		(0.61)
Net Asset Value, End of Year	$7.61		$7.66		$7.31		$7.45		$7.08
Total Return(2)	7.71%		12.18%		5.60%		13.71%		31.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,715,393		$5,885,570		$5,360,268		$4,122,592		$2,960,644
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.78	%(3)	0.75	%(3)	0.83	%(3)	0.86	%(3)	0.89%
Expenses, before reimbursements and credits	0.95%		0.95%		0.95%		0.96%		0.99%
Net investment income, net of reimbursements and credits	6.14	%(3)	6.86	%(3)	7.33	%(3)	7.75	%(3)	9.12%
Net investment income, before reimbursements and credits	5.97%		6.66%		7.21%		7.65%		9.02%
Portfolio Turnover Rate	94.10%		115.51%		88.10%		114.25%		176.39%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $124,000, $343,000, $99,000 and $335,000, which represent less than 0.005, 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SHORT BOND FUND (1)	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010	FISCAL YEAR ENDED NOV. 30, 2009
Net Asset Value, Beginning of Period	$19.27		$19.27		$18.91		$19.05		$18.93	$18.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.06		0.26		0.36		0.49	0.46
Net realized and unrealized gains (losses)	(0.14)		–		0.40		(0.08)		0.14	0.84
Total from Investment Operations	0.14		0.06		0.66		0.28		0.63	1.30
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)		(0.06)		(0.30)		(0.42)		(0.51)	(0.48)
Total Distributions Paid	(0.29)		(0.06)		(0.30)		(0.42)		(0.51)	(0.48)
Net Asset Value, End of Period	$19.12		$19.27		$19.27		$18.91		$19.05	$18.93
Total Return(2)	0.75%		0.34%		3.50%		1.47%		3.36%	7.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$441,787		$310,171		$162,513		$124,519		$175,313	$193,337
Ratio to average net assets of:(3)
Expenses, net of waivers, reimbursements and credits	0.40	%(4)	0.38	%(4)	0.35	%(4)	0.34	%(4)	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.71%		0.74%		0.61%		0.57%		0.58%	0.59%
Net investment income, net of waivers, reimbursements and credits	1.44	%(4)	0.89	%(4)	1.39	%(4)	1.86	%(4)	2.52%	2.48%
Net investment income, before waivers, reimbursements and credits	1.13%		0.53%		1.13%		1.63%		2.30%	2.25%
Portfolio Turnover Rate	424.85%		181.67%		517.67%		411.73%		432.78%	903.45%

(1)	Formerly the Short Bond Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, $19,000, $21,000 and $32,000, which represent 0.005, 0.02, 0.01 and 0.02 percent of average net assets for the fiscal year ended March 31, 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$9.97		$10.13		$10.31		$10.37		$10.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.03		0.01		0.06		0.09
Net realized and unrealized gains (losses)	(0.19)		0.15		0.28		0.18		0.08
Total from Investment Operations	(0.16)		0.18		0.29		0.24		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)		(0.06)		(0.02)		(0.05)		(0.10)
From net realized gains	–		(0.28)		(0.45)		(0.25)		(0.32)
Total Distributions Paid	(0.04)		(0.34)		(0.47)		(0.30)		(0.42)
Net Asset Value, End of Year	$9.77		$9.97		$10.13		$10.31		$10.37
Total Return(1)	(1.57)%		1.76%		2.85%		2.30%		1.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$217,733		$268,597		$319,615		$1,052,765		$794,392
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.40	%(2)	0.38	%(2)	0.79	%(2)	0.83	%(2)	0.90%
Expenses, before reimbursements and credits	0.73%		0.85%		0.99%		0.99%		0.99%
Net investment income, net of reimbursements and credits	0.32	%(2)	0.34	%(2)	0.14	%(2)	0.32	%(2)	0.87%
Net investment income (loss), before reimbursements and credits	(0.01)%		(0.13)%		(0.06)%		0.16%		0.78%
Portfolio Turnover Rate	1,567.58%		2,309.43%		1,331.05%		1,061.57%		1,393.08%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $55,000, $297,000 and $652,000, which represent less than 0.005, 0.02, 0.04 and 0.07 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		PERIOD ENDED MARCH 31, 2010(1)
Net Asset Value, Beginning of Period	$10.16		$10.13		$10.12		$10.10		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.07		0.10		0.10		0.07
Net realized and unrealized gains	–	(2)	0.04		0.02		0.03		0.10
Total from Investment Operations	0.06		0.11		0.12		0.13		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.08)		(0.10)		(0.10)		(0.07)
From net realized gains	–	(3)	–		(0.01)		(0.01)		–	(3)
Total Distributions Paid	(0.06)		(0.08)		(0.11)		(0.11)		(0.07)
Net Asset Value, End of Period	$10.16		$10.16		$10.13		$10.12		$10.10
Total Return(4)	0.63%		1.08%		1.18%		1.26%		1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$2,828,389		$2,244,236		$1,345,415		$696,520		$328,663
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits	0.25	%(6)	0.20	%(6)	0.25	%(6)	0.24	%(6)	0.25	%(7)
Expenses, before reimbursements and credits	0.43%		0.43%		0.43%		0.44%		0.50%
Net investment income, net of reimbursements and credits	0.60	%(6)	0.62	%(6)	0.95	%(6)	1.01	%(6)	0.84	%(8)
Net investment income, before reimbursements and credits	0.42%		0.39%		0.77%		0.81%		0.59	%(8)
Portfolio Turnover Rate	41.85%		32.02%		116.89%		40.44%		32.98%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from net realized and unrealized gains were less than $0.01 per share.
(3)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $17,000, $16,000 and $28,000, which represent less than 0.001, less than 0.001, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(7)	The net expense ratio includes custodian credits of approximately $20,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(8)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		PERIOD ENDED MARCH 31, 2010(1)
Net Asset Value, Beginning of Period	$10.22		$10.18		$10.15		$10.11		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.10		0.12		0.10		0.08
Net realized and unrealized gains	0.01		0.05		0.05		0.04		0.11
Total from Investment Operations	0.08		0.15		0.17		0.14		0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.10)		(0.12)		(0.10)		(0.08)
From net realized gains	(0.01)		(0.01)		(0.02)		–	(2)	–
Total Distributions Paid	(0.08)		(0.11)		(0.14)		(0.10)		(0.08)
Net Asset Value, End of Period	$10.22		$10.22		$10.18		$10.15		$10.11
Total Return(3)	0.77%		1.49%		1.59%		1.47%		1.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,700,630		$1,101,143		$464,677		$371,411		$173,199
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.25	%(5)	0.25	%(5)	0.25	%(5)	0.24	%(5)	0.25	%(6)
Expenses, before reimbursements and credits	0.44%		0.45%		0.44%		0.46%		0.55%
Net investment income, net of reimbursements and credits	0.70	%(5)	0.90	%(5)	1.12	%(5)	1.04	%(5)	1.02	%(7)
Net investment income, before reimbursements and credits	0.51%		0.70%		0.93%		0.82%		0.72	%(7)
Portfolio Turnover Rate	36.50%		49.42%		45.97%		52.01%		26.61%

(1)	Commenced investment operations on June 18, 2009.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $26,000, $8,000 and $22,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $11,000 which represents 0.01 percent of average net assets for the period from June 18, 2009 (commencement of operations) to March 31, 2010. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(7)	As the Fund commenced investment operations on June 18, 2009, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$9.85		$9.97		$9.77		$10.03		$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.06		0.05		0.11		0.17
Net realized and unrealized gains (losses)	(0.32)		0.22		0.49		0.22		(0.14)
Total from Investment Operations	(0.25)		0.28		0.54		0.33		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.07)		(0.06)		(0.12)		(0.17)
From net realized gains	–		(0.33)		(0.28)		(0.47)		(0.48)
Total Distributions Paid	(0.07)		(0.40)		(0.34)		(0.59)		(0.65)
Net Asset Value, End of Year	$9.53		$9.85		$9.97		$9.77		$10.03
Total Return(1)	(2.52)%		2.75%		5.51%		3.31%		0.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$34,146		$49,724		$61,505		$74,041		$98,398
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41	%(2)	0.39	%(2)	0.76	%(2)	0.85	%(2)	0.90%
Expenses, before reimbursements and credits	1.31%		1.22%		1.14%		1.13%		1.09%
Net investment income, net of reimbursements and credits	0.65	%(2)	0.51	%(2)	0.50	%(2)	1.00	%(2)	1.55%
Net investment income (loss), before reimbursements and credits	(0.25)%		(0.32)%		0.12%		0.72%		1.36%
Portfolio Turnover Rate	1,734.43%		2,761.35%		1,609.59%		982.00%		1,271.78%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $11,000, $13,000 and $41,000, which represent less than 0.005, 0.02, 0.02, and 0.05 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.0%

Commercial Mortgage-Backed Securities – 9.2%

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	$560	$604

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	420	459

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.72%, 6/11/40	810	906

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	455	511

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.69%, 12/10/49	820	914

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	665	720

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.55%, 5/12/45	521	562

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A4, 5.40%, 5/15/45	436	472

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	265	291

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.14%, 4/15/41	545	623

Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	572	620

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	575	623

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	480	534

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	405	453

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.0% – continued

Commercial Mortgage-Backed Securities – 9.2% – continued

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.28%, 1/11/43	$450	$518

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	740	805
		9,615

Credit Card – 0.8%

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	825	821
Total Asset-Backed Securities
(Cost $10,508)		10,436

CORPORATE BONDS – 30.6%

Aerospace/Defense – 0.1%

Northrop Grumman Corp., 1.75%, 6/1/18	100	98

Agriculture – 0.8%

Altria Group, Inc., 5.38%, 1/31/44	250	261

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	125	132
8.50%, 6/15/19	115	142

Lorillard Tobacco Co., 8.13%, 6/23/19	230	284
		819

Auto Manufacturers – 0.7%

Ford Motor Co., 7.45%, 7/16/31	95	122

Hyundai Capital America, 1.63%, 10/2/15 (1)	185	187
4.00%, 6/8/17 (1)(2)	90	96

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	120	124
2.35%, 3/4/19 (1)(2)	240	238
		767

Auto Parts & Equipment – 0.5%

BorgWarner, Inc., 4.63%, 9/15/20	240	253

Delphi Corp., 6.13%, 5/15/21	260	289
		542

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Banks – 5.6%

Bank of America Corp., 3.88%, 3/22/17	$135	$144
6.00%, 9/1/17	170	193
2.60%, 1/15/19	165	166
2.65%, 4/1/19	100	100
4.13%, 1/22/24	105	106
4.00%, 4/1/24	115	115
5.00%, 1/21/44	215	219
4.88%, 4/1/44	150	151

Branch Banking & Trust Co., 2.85%, 4/1/21	175	173

Capital One N.A., 1.50%, 3/22/18	105	103

Citigroup, Inc., 2.65%, 3/2/15	135	137
1.70%, 7/25/16	145	147
1.35%, 3/10/17	380	378
6.00%, 8/15/17	200	227
6.68%, 9/13/43	115	135

Discover Bank, 2.00%, 2/21/18	125	124
4.25%, 3/13/26	145	145

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	145	160
2.90%, 7/19/18	75	76
2.63%, 1/31/19	330	329
5.75%, 1/24/22	255	289
4.00%, 3/3/24	110	110
6.45%, 5/1/36	125	139
6.75%, 10/1/37	205	235

HSBC USA, Inc., 1.63%, 1/16/18	95	94

JPMorgan Chase & Co., 7.90%, 4/30/18	135	153
6.30%, 4/23/19	240	282
5.15%, 5/1/23	255	239

Morgan Stanley, 4.75%, 3/22/17	130	142
2.50%, 1/24/19	250	249
5.00%, 11/24/25	270	278

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23	165	155

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Banks – 5.6% – continued

Wells Fargo & Co., 7.98%, 3/15/18	$135	$153
		5,846

Beverages – 0.0%

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	25	25

Biotechnology – 0.5%

Celgene Corp., 5.25%, 8/15/43	105	112

Genzyme Corp., 3.63%, 6/15/15	110	114

Gilead Sciences, Inc., 3.05%, 12/1/16	115	121
3.70%, 4/1/24	130	130
		477

Chemicals – 0.4%

CF Industries, Inc., 5.15%, 3/15/34	100	103

Eastman Chemical Co., 2.40%, 6/1/17	185	188

Ecolab, Inc., 1.45%, 12/8/17	75	74
		365

Commercial Services – 0.3%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	220	277

Computers – 0.3%

Hewlett-Packard Co., 2.60%, 9/15/17	105	108

NetApp, Inc., 2.00%, 12/15/17	190	192
		300

Diversified Financial Services – 3.2%

Air Lease Corp., 5.63%, 4/1/17	185	204
3.88%, 4/1/21	85	85

American Express Credit Corp., 2.80%, 9/19/16	100	104

BlackRock, Inc., 3.50%, 3/18/24	370	367

Carlyle Holdings II Finance LLC, 5.63%, 3/30/43 (1)(2)	335	358

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Diversified Financial Services – 3.2% – continued

Countrywide Financial Corp., 6.25%, 5/15/16	$205	$225

FMR LLC, 6.45%, 11/15/39 (1)(2)	345	417

Ford Motor Credit Co. LLC, 4.25%, 2/3/17	200	215

General Electric Capital Corp., 5.63%, 5/1/18	255	291
6.25%, 12/15/22	250	268

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22 (1)(2)	170	173

John Deere Capital Corp., 2.80%, 3/4/21	450	446

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (1)(2)	180	208
		3,361

Electric – 1.5%

CMS Energy Corp., 8.75%, 6/15/19	180	231
3.88%, 3/1/24	110	111

Exelon Corp., 5.63%, 6/15/35	170	182

Exelon Generation Co. LLC, 6.20%, 10/1/17	100	113

Jersey Central Power & Light Co., 4.70%, 4/1/24 (1)(2)	130	135

NextEra Energy Capital Holdings, Inc., 1.34%, 9/1/15	205	207

PPL Capital Funding, Inc., 3.50%, 12/1/22	95	93
3.95%, 3/15/24	140	140

Progress Energy, Inc., 4.88%, 12/1/19	100	111
7.75%, 3/1/31	180	246
		1,569

Electronics – 0.5%

Agilent Technologies, Inc., 6.50%, 11/1/17	195	224

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	105	109
4.15%, 2/1/24	160	165
		498

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Food – 0.1%

ConAgra Foods, Inc., 2.10%, 3/15/18	$135	$134

Forest Products & Paper – 0.2%

International Paper Co., 7.95%, 6/15/18	155	190

Gas – 0.1%

CenterPoint Energy, Inc., 6.50%, 5/1/18	90	104

Healthcare – Products – 0.1%

Baxter International, Inc., 5.38%, 6/1/18	130	147

Healthcare – Services – 0.3%

Cigna Corp., 2.75%, 11/15/16	100	104

Humana, Inc., 4.63%, 12/1/42	30	29

Ventas Realty L.P., 5.70%, 9/30/43	80	91

WellPoint, Inc., 1.88%, 1/15/18	100	99
		323

Home Furnishings – 0.1%

Whirlpool Corp., 4.00%, 3/1/24	155	155

Insurance – 3.0%

Aflac, Inc., 2.65%, 2/15/17	90	94

American International Group, Inc., 2.38%, 8/24/15	90	92
3.80%, 3/22/17	175	187
8.18%, 5/15/58	250	328

Liberty Mutual Group, Inc., 5.00%, 6/1/21 (1)(2)	120	129

Lincoln National Corp., 6.05%, 4/20/67	255	253

MetLife, Inc., 6.40%, 12/15/36	190	201
4.88%, 11/13/43	220	228

Principal Financial Group, Inc., 1.85%, 11/15/17	190	191

Protective Life Corp., 8.45%, 10/15/39	520	720

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Insurance – 3.0% – continued

Prudential Financial, Inc., 3.00%, 5/12/16	$175	$182
5.63%, 6/15/43	205	209

Reinsurance Group of America, Inc., 4.70%, 9/15/23	290	305
		3,119

Internet – 0.3%

Symantec Corp., 2.75%, 9/15/15	70	72
2.75%, 6/15/17	130	134
4.20%, 9/15/20	85	88
		294

Investment Companies – 0.2%

Ares Capital Corp., 4.88%, 11/30/18	180	186

Iron/Steel – 0.1%

Commercial Metals Co., 7.35%, 8/15/18	130	148

Machinery – Construction & Mining – 0.1%

Caterpillar Financial Services Corp., 5.45%, 4/15/18	130	147

Machinery – Diversified – 0.1%

Roper Industries, Inc., 6.25%, 9/1/19	125	144

Media – 2.2%

21st Century Fox America, Inc., 7.25%, 5/18/18	115	139
6.90%, 8/15/39	345	434

CBS Corp., 1.95%, 7/1/17	75	76

Comcast Corp., 6.30%, 11/15/17	60	70
3.60%, 3/1/24	115	116
4.25%, 1/15/33	245	240
6.40%, 5/15/38	210	258

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	100	102
5.20%, 3/15/20	130	142
5.15%, 3/15/42	360	340

Time Warner, Inc., 6.10%, 7/15/40	170	196

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Media – 2.2% – continued

Viacom, Inc., 4.38%, 3/15/43	$160	$142
		2,255

Mining – 0.1%

Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	105	103

Miscellaneous Manufacturing – 0.4%

General Electric Co., 5.25%, 12/6/17	95	108
3.38%, 3/11/24	180	181
4.50%, 3/11/44	135	137
		426

Office/Business Equipment – 0.2%

Xerox Corp., 4.25%, 2/15/15	70	72
2.95%, 3/15/17	70	73
4.50%, 5/15/21	90	95
		240

Oil & Gas – 1.7%

Anadarko Petroleum Corp., 6.38%, 9/15/17	280	321

Continental Resources, Inc., 5.00%, 9/15/22	290	304

Devon Energy Corp., 1.20%, 12/15/16	165	165

EQT Corp., 4.88%, 11/15/21	245	259

Phillips 66, 2.95%, 5/1/17	145	151

Plains Exploration & Production Co., 6.75%, 2/1/22	75	83

Rowan Cos., Inc., 4.88%, 6/1/22	195	202
5.40%, 12/1/42	265	253
		1,738

Oil & Gas Services – 0.1%

National Oilwell Varco, Inc., 1.35%, 12/1/17	125	124

Packaging & Containers – 0.1%

Rock Tenn Co., 3.50%, 3/1/20	125	127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Pharmaceuticals – 0.9%

Cardinal Health, Inc., 1.70%, 3/15/18	$57	$57
3.20%, 3/15/23	253	246

Express Scripts Holding Co., 3.13%, 5/15/16	160	167

McKesson Corp., 0.95%, 12/4/15	75	75
5.70%, 3/1/17	100	110
3.80%, 3/15/24	140	140
4.88%, 3/15/44	40	41

Mylan, Inc., 5.40%, 11/29/43	80	83
		919

Pipelines – 0.9%

Energy Transfer Partners L.P., 3.60%, 2/1/23	110	105
6.50%, 2/1/42	265	301

Enterprise Products Operating LLC, 6.30%, 9/15/17	125	144
3.90%, 2/15/24	190	191

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	130	147

Williams Partners L.P., 3.80%, 2/15/15	70	72
		960

Real Estate Investment Trusts – 2.1%

American Tower Corp., 3.50%, 1/31/23	165	156

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 4.60%, 2/6/24 (1)(2)	110	110

DDR Corp., 7.50%, 7/15/18	115	137

EPR Properties, 5.75%, 8/15/22	20	21
5.25%, 7/15/23	130	132

ERP Operating L.P., 5.25%, 9/15/14	140	143

HCP, Inc., 3.75%, 2/1/19	70	74

Host Hotels & Resorts L.P., 4.75%, 3/1/23	155	162

Kimco Realty Corp., 5.70%, 5/1/17	115	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Real Estate Investment Trusts – 2.1% – continued

Omega Healthcare Investors, Inc., 4.95%, 4/1/24 (1)(2)	$605	$592

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	180	180

Realty Income Corp., 2.00%, 1/31/18	100	99

UDR, Inc., 3.70%, 10/1/20	130	132

Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	135	145
		2,211

Retail – 0.5%

CVS Caremark Corp., 5.75%, 6/1/17	100	113
5.75%, 5/15/41	125	145

Home Depot (The), Inc., 2.25%, 9/10/18	70	71

McDonald’s Corp., 5.80%, 10/15/17	130	149
		478

Semiconductors – 0.2%

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	160	160

Software – 0.4%

Autodesk, Inc., 1.95%, 12/15/17	110	110

CA, Inc., 2.88%, 8/15/18	70	71

Oracle Corp., 1.20%, 10/15/17	190	189
		370

Telecommunications – 0.8%

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	75	75

Verizon Communications, Inc., 3.65%, 9/14/18	110	117
3.50%, 11/1/21	235	237
6.40%, 9/15/33	215	255
6.55%, 9/15/43	115	140
		824

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 30.6% – continued

Transportation – 0.8%

Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	$350	$351

CSX Corp., 3.70%, 11/1/23	105	104
4.75%, 5/30/42	95	97

JB Hunt Transport Services, Inc., 2.40%, 3/15/19	255	252
		804

Trucking & Leasing – 0.1%

GATX Corp., 5.20%, 3/15/44	80	82
Total Corporate Bonds
(Cost $31,136)		31,856

FOREIGN ISSUER BONDS – 8.5%

Banks – 2.9%

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24 (1)(2)	260	259

Credit Suisse, 5.40%, 1/14/20	145	161

Deutsche Bank A.G., 2.50%, 2/13/19	145	145

HSBC Holdings PLC, 4.25%, 3/14/24	330	330
5.25%, 3/14/44	235	238

Lloyds Bank PLC, 2.30%, 11/27/18	300	300
6.50%, 9/14/20 (1)(2)	215	246

Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24 (1)(2)	160	161

Royal Bank of Canada, 1.20%, 9/19/17	300	298

Royal Bank of Scotland Group PLC, 1.17%, 3/31/17	200	200

Skandinaviska Enskilda Banken A.B., 2.38%, 3/25/19 (1)(2)	360	359

Standard Chartered PLC, 5.70%, 3/26/44 (1)(2)	160	159

Sumitomo Mitsui Financial Group, Inc., 4.44%, 4/2/24 (1)	200	200
		3,056

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.5% – continued

Beverages – 0.4%

Heineken N.V., 1.40%, 10/1/17 (1)(2)	$75	$75

Pernod Ricard S.A., 2.95%, 1/15/17 (1)(2)	70	73
4.45%, 1/15/22 (1)(2)	110	115

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	105	117
		380

Chemicals – 0.8%

Agrium, Inc., 4.90%, 6/1/43	105	104

Braskem Finance Ltd., 6.45%, 2/3/24	70	72

LYB International Finance B.V., 4.88%, 3/15/44	120	120

LyondellBasell Industries N.V., 5.00%, 4/15/19	110	122

Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	80	84
3.63%, 3/15/24	350	347
		849

Computers – 0.2%

Seagate HDD Cayman, 4.75%, 6/1/23 (1)(2)	190	188

Diversified Financial Services – 0.2%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	165	169

Electric – 0.2%

PPL WEM Holdings PLC, 3.90%, 5/1/16 (1)(2)	225	236

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	110	111

Insurance – 0.8%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	255	290
5.50%, 11/15/20	190	211

XL Group PLC, 6.50%, 4/15/17	350	345
		846

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.5% – continued

Internet – 0.2%

Baidu, Inc., 3.25%, 8/6/18	$210	$214

Miscellaneous Manufacturing – 0.3%

Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	125	147

Pentair Finance S.A., 1.88%, 9/15/17	95	95

Tyco Electronics Group S.A., 6.55%, 10/1/17	100	115
		357

Oil & Gas – 1.8%

BP Capital Markets PLC, 1.38%, 11/6/17	215	214
3.81%, 2/10/24	150	151

Canadian Natural Resources Ltd., 5.70%, 5/15/17	100	113

Petrobras Global Finance B.V., 4.88%, 3/17/20	175	175

Petrobras International Finance Co., 3.50%, 2/6/17	85	86
5.38%, 1/27/21	95	96

Petro-Canada, 6.05%, 5/15/18	245	282

Petroleos Mexicanos, 5.50%, 1/21/21	205	224

Statoil ASA, 2.90%, 11/8/20	330	333

Talisman Energy, Inc., 5.50%, 5/15/42	245	243
		1,917

Oil & Gas Services – 0.6%

Weatherford International Ltd., 5.13%, 9/15/20	280	305
5.95%, 4/15/42	250	269
		574
Total Foreign Issuer Bonds
(Cost $8,718)		8,897

U.S. GOVERNMENT AGENCIES – 20.0% (3)

Fannie Mae – 16.5%

Pool #535714, 7.50%, 1/1/31	13	15

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.0% (3) – continued

Fannie Mae – 16.5% – continued

Pool #555599, 7.00%, 4/1/33	$37	$41

Pool #656035, 7.50%, 9/1/32	8	9

Pool #712130, 7.00%, 6/1/33	17	20

Pool #890009, 5.50%, 9/1/36	188	209

Pool #890384, 4.50%, 10/1/41	29	32

Pool #893082, 2.61%, 9/1/36	221	236

Pool #932638, 5.00%, 3/1/40	470	517

Pool #AA7583, 4.50%, 6/1/39	25	27

Pool #AB1470, 4.50%, 9/1/40	541	577

Pool #AB2693, 4.50%, 4/1/41	628	671

Pool #AB3114, 5.00%, 6/1/41	385	422

Pool #AB9522, 3.50%, 5/1/43	1,896	1,909

Pool #AC9581, 5.50%, 1/1/40	266	295

Pool #AD0915, 5.50%, 12/1/38	322	357

Pool #AD6929, 5.00%, 6/1/40	365	399

Pool #AH1166, 4.50%, 12/1/40	833	890

Pool #AH1507, 4.50%, 12/1/40	361	388

Pool #AH9109, 4.50%, 4/1/41	34	37

Pool #AW2706, 4.00%, 4/1/44	3,730	3,879

Pool TBA, 3.00%, 4/14/44 (4)	3,225	3,113
3.50%, 4/14/44 (4)	1,425	1,433
4.50%, 4/14/44 (4)	975	1,040
5.00%, 4/14/44 (4)	650	709
		17,225

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.0% (3) – continued

Freddie Mac – 0.7%

Pool #1B3575, 6.20%, 9/1/37	$56	$58

Pool #1G2296, 6.21%, 11/1/37	237	246

Pool #1J0365, 2.65%, 4/1/37	171	183

Pool #1J2840, 2.52%, 9/1/37	225	240
		727

Freddie Mac Gold – 1.9%

Pool #A65182, 6.50%, 9/1/37	577	647

Pool #C02790, 6.50%, 4/1/37	370	414

Pool #C02838, 5.50%, 5/1/37	318	351

Pool #C03517, 4.50%, 9/1/40	295	315

Pool #G01954, 5.00%, 11/1/35	248	270
		1,997

Government National Mortgage Association – 0.6%

Series 2012-2, Class A, 1.86%, 6/16/31	318	321

Series 2013-45, Class A, 1.45%, 10/16/40	296	293
		614

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	11	12

Pool #633627, 5.50%, 9/15/34	12	14
		26

Government National Mortgage Association II – 0.3%

Pool #82581, 4.00%, 7/20/40	277	293
Total U.S. Government Agencies
(Cost $20,533)		20,882

U.S. GOVERNMENT OBLIGATIONS – 18.9%

U.S. Treasury Bonds – 3.8%
5.38%, 2/15/31	610	780

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 18.9% – continued

U.S. Treasury Bonds – 3.8% – continued
4.50%, 2/15/36	$665	$781
3.75%, 11/15/43	2,300	2,381
		3,942

U.S. Treasury Notes – 12.4%
1.25%, 10/31/15	3,440	3,493
0.25%, 2/29/16	540	539
0.88%, 9/15/16	2,320	2,333
0.63%, 10/15/16	1,900	1,897
0.63%, 2/15/17	1,265	1,257
1.38%, 6/30/18	1,380	1,373
1.50%, 8/31/18	1,770	1,767
1.50%, 2/28/19	205	203
		12,862

U.S. Treasury Strips – 2.7%
2.51%, 5/15/25 (5)	1,985	1,413
2.61%, 2/15/31 (5)	2,530	1,419
		2,832
Total U.S. Government Obligations
(Cost $19,638)		19,636

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (6)(7)	976,847	$977
Total Investment Companies
(Cost $977)		977

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.3%

U.S. Treasury Bill, 0.09%, 7/24/14 (8)	$1,000	$1,000
0.12%, 3/5/15	8,680	8,670
Total Short-Term Investments
(Cost $9,670)		9,670

Total Investments – 98.2%
(Cost $101,180)		102,354

Other Assets less Liabilities – 1.8%		1,841
NET ASSETS – 100.0%		$104,195

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $5,174,000 or 5.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 4.60%, 2/6/24	2/4/14	$110

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24	3/12/14	260

Carlyle Holdings II Finance LLC, 5.63%, 3/30/43	3/5/14	349

ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07	218

FMR LLC, 6.45%, 11/15/39	1/6/10	328

Heineken N.V., 1.40%, 10/1/17	10/2/12	75

Hyundai Capital America, 4.00%, 6/8/17	12/1/11	90

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	2/4/14	169

Jersey Central Power & Light Co., 4.70%, 4/1/24	8/14/13	129

KKR Group Finance Co. LLC, 6.38%, 9/29/20	4/15/13	216

Liberty Mutual Group, Inc., 5.00%, 6/1/21	4/12/13	133

Lloyds Bank PLC, 6.50%, 9/14/20	9/7/10	214

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	180

Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24	3/20/14	160

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	119

Nissan Motor Acceptance Corp., 2.35%, 3/4/19	2/25/14	240

Omega Healthcare Investors, Inc., 4.95%, 4/1/24	3/6/14	596

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Pernod Ricard S.A., 2.95%, 1/15/17	4/12/13	$74

Pernod Ricard S.A., 4.45%, 1/15/22	10/20/11	110

PPL WEM Holdings PLC, 3.90%, 5/1/16	4/18/11	225

SABMiller PLC, 6.50%, 7/1/16	10/28/10	126

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12	159

Seagate HDD Cayman, 4.75%, 6/1/23	9/26/13-9/27/13	184

Skandinaviska Enskilda Banken A.B., 2.38%, 3/25/19	3/18/14	360

Standard Chartered PLC, 5.70%, 3/26/44	3/21/14	160

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(7)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $801,000 with net purchases of approximately $176,000 during the fiscal year ended March 31, 2014.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Ten Year U.S. Treasury Note	21	$2,594	Long	6/14	$(17)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	29.5%
U.S. Agency	19.5
AAA	8.1
AA	3.5
A	11.0
BBB	26.9
BB	0.5
Cash Equivalents	1.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$10,436	(1)	$–	$10,436
Corporate Bonds	–	31,856	(1)	–	31,856
Foreign Issuer Bonds	–	8,897	(1)	–	8,897
U.S. Government Agencies	–	20,882	(1)	–	20,882
U.S. Government Obligations	–	19,636	(1)	–	19,636
Investment Companies	977	–		–	977
Short-Term Investments	–	9,670		–	9,670
Total Investments	$977	$101,377		$–	$102,354

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(17)	$–		$–	$(17)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014,there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.0%

Commercial Mortgage-Backed Securities – 10.0%

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	$8,692	$9,380

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	10,210	11,150

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.72%, 6/11/40	4,145	4,637

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	10,290	11,552

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.69%, 12/10/49	7,861	8,757

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	13,805	14,951

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.55%, 5/12/45	9,633	10,403

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A4, 5.40%, 5/15/45	3,563	3,858

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	7,110	7,805

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.14%, 4/15/41	6,890	7,880

Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	4,932	5,352

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	13,713	14,860

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	6,000	6,673

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	7,475	8,366

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 10.0% – continued

Commercial Mortgage-Backed Securities – 10.0% – continued

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.28%, 1/11/43	$7,180	$8,265

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	13,712	14,919
		148,808
Total Asset-Backed Securities
(Cost $150,237)		148,808

CORPORATE BONDS – 46.6%

Advertising – 0.2%

Lamar Media Corp., 5.38%, 1/15/24 (1)	2,825	2,896

Aerospace/Defense – 0.4%

B/E Aerospace, Inc., 5.25%, 4/1/22	4,000	4,115

Northrop Grumman Corp., 1.75%, 6/1/18	2,120	2,085
		6,200

Agriculture – 1.1%

Altria Group, Inc., 5.38%, 1/31/44	3,875	4,051

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	3,071	3,241
8.50%, 6/15/19	1,975	2,437

Lorillard Tobacco Co., 8.13%, 6/23/19	5,000	6,180
		15,909

Auto Manufacturers – 0.6%

Daimler Finance North America LLC, 1.45%, 8/1/16 (1)(2)	1,935	1,953

Ford Motor Co., 7.45%, 7/16/31	2,005	2,573

General Motors Co., 6.25%, 10/2/43 (1)(2)	1,910	2,068

Hyundai Capital America, 4.00%, 6/8/17 (1)(2)	1,910	2,036
		8,630

Auto Parts & Equipment – 0.6%

BorgWarner, Inc., 4.63%, 9/15/20	3,350	3,530

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Auto Parts & Equipment – 0.6% – continued

Continental Rubber of America Corp., 4.50%, 9/15/19 (1)(2)	$2,200	$2,343

Dana Holding Corp., 6.75%, 2/15/21	3,000	3,262
		9,135

Banks – 6.4%

Ally Financial, Inc., 2.75%, 1/30/17	2,855	2,884
3.50%, 1/27/19	1,385	1,385

Bank of America Corp., 3.88%, 3/22/17	2,460	2,624
6.00%, 9/1/17	3,255	3,693
2.65%, 4/1/19	1,315	1,319
5.20%, 6/1/23	1,715	1,612
4.13%, 1/22/24	2,045	2,068
5.00%, 1/21/44	2,250	2,297

Branch Banking & Trust Co., 2.85%, 4/1/21	3,275	3,229

Capital One N.A., 1.50%, 3/22/18	2,625	2,570

CIT Group, Inc., 3.88%, 2/19/19	2,040	2,062

Citigroup, Inc., 2.65%, 3/2/15	2,520	2,566
1.70%, 7/25/16	2,785	2,817
1.35%, 3/10/17	2,040	2,030
6.00%, 8/15/17	2,275	2,579
6.68%, 9/13/43	2,225	2,606

Discover Bank, 2.00%, 2/21/18	2,830	2,817
4.25%, 3/13/26	2,175	2,180

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	2,945	3,251
2.90%, 7/19/18	2,835	2,891
2.63%, 1/31/19	4,700	4,688
5.75%, 1/24/22	3,315	3,759
4.00%, 3/3/24	2,035	2,026
6.45%, 5/1/36	2,245	2,492
6.75%, 10/1/37	2,845	3,259

HSBC USA, Inc., 1.63%, 1/16/18	1,955	1,939

JPMorgan Chase & Co., 7.90%, 4/30/18	2,830	3,198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Banks – 6.4% – continued
6.30%, 4/23/19	$2,625	$3,086
5.15%, 5/1/23	3,200	3,000

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	190	216

Morgan Stanley, 4.00%, 7/24/15	3,110	3,236
4.75%, 3/22/17	885	966
2.50%, 1/24/19	5,170	5,156
5.00%, 11/24/25	2,645	2,722

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23	3,225	3,023

Wells Fargo & Co., 7.98%, 3/15/18	2,820	3,204
		95,450

Beverages – 0.3%

Constellation Brands, Inc., 6.00%, 5/1/22	3,665	4,050

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	950	959
		5,009

Biotechnology – 0.3%

Celgene Corp., 5.25%, 8/15/43	2,130	2,278

Gilead Sciences, Inc., 3.70%, 4/1/24	2,035	2,036
		4,314

Chemicals – 0.9%

Ashland, Inc., 3.00%, 3/15/16	1,130	1,153

CF Industries, Inc., 6.88%, 5/1/18	4,435	5,169
5.15%, 3/15/34	1,520	1,563

Huntsman International LLC, 4.88%, 11/15/20	3,960	3,985

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (1)(2)	1,630	1,597
		13,467

Commercial Services – 2.2%

APX Group, Inc., 6.38%, 12/1/19	2,750	2,805

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	4,605	5,792

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Commercial Services – 2.2% – continued

Hertz (The) Corp., 7.50%, 10/15/18	$5,450	$5,804
5.88%, 10/15/20	2,635	2,810

Iron Mountain, Inc., 6.00%, 8/15/23	3,015	3,203

Service Corp. International, 4.50%, 11/15/20	1,186	1,156
5.38%, 1/15/22 (1)	1,600	1,620

United Rentals North America, Inc., 5.75%, 7/15/18	3,800	4,066
7.63%, 4/15/22	2,025	2,270
6.13%, 6/15/23	1,250	1,325
5.75%, 11/15/24	1,690	1,703
		32,554

Computers – 0.6%

Hewlett-Packard Co., 2.60%, 9/15/17	2,805	2,890

NetApp, Inc., 2.00%, 12/15/17	5,675	5,734
		8,624

Diversified Financial Services – 3.6%

Air Lease Corp., 5.63%, 4/1/17	3,310	3,657
3.88%, 4/1/21	1,335	1,335

American Express Credit Corp., 2.80%, 9/19/16	1,000	1,043

Capital One Bank USA N.A., 8.80%, 7/15/19	100	128

Countrywide Financial Corp., 6.25%, 5/15/16	4,035	4,426

FMR LLC, 6.45%, 11/15/39 (1)(2)	6,590	7,966

Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,515	1,612
4.25%, 2/3/17	1,895	2,035

General Electric Capital Corp., 5.63%, 5/1/18	5,290	6,046
6.25%, 12/15/22	3,000	3,210

General Motors Financial Co., Inc., 4.75%, 8/15/17	4,455	4,761

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17 (1)(2)	1,505	1,520

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Diversified Financial Services – 3.6% – continued
4.88%, 3/15/19 (1)(2)	$1,505	$1,531
6.00%, 8/1/20	1,560	1,669
5.88%, 2/1/22 (1)(2)	3,000	3,045

International Lease Finance Corp., 6.25%, 5/15/19	4,000	4,410

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (1)(2)	3,655	4,219

Legg Mason, Inc., 5.63%, 1/15/44	745	764
		53,377

Electric – 2.6%

AES Corp., 5.50%, 3/15/24	1,850	1,836

CMS Energy Corp., 6.55%, 7/17/17	1,900	2,182
5.05%, 2/15/18	4,175	4,626
8.75%, 6/15/19	3,200	4,108
3.88%, 3/1/24	2,090	2,117

Exelon Corp., 5.63%, 6/15/35	3,525	3,784

Exelon Generation Co. LLC, 6.20%, 10/1/17	2,345	2,650

IPALCO Enterprises, Inc., 5.00%, 5/1/18	3,675	3,886

Jersey Central Power & Light Co., 4.70%, 4/1/24 (1)(2)	2,445	2,533

PPL Capital Funding, Inc., 3.50%, 12/1/22	1,855	1,818
3.95%, 3/15/24	2,090	2,087

Progress Energy, Inc., 4.88%, 12/1/19	1,970	2,186
7.75%, 3/1/31	3,730	5,097
		38,910

Electronics – 0.6%

Agilent Technologies, Inc., 6.50%, 11/1/17	3,405	3,915

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	2,905	3,028
4.15%, 2/1/24	2,175	2,238
		9,181

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Engineering & Construction – 0.2%

MasTec, Inc., 4.88%, 3/15/23	$3,270	$3,205

Environmental Control – 0.4%

Clean Harbors, Inc., 5.25%, 8/1/20	1,770	1,823
5.13%, 6/1/21	3,850	3,927
		5,750

Food – 0.2%

Smithfield Foods, Inc., 6.63%, 8/15/22	3,020	3,262

Gas – 0.2%

CenterPoint Energy, Inc., 6.50%, 5/1/18	2,380	2,760

Healthcare – Products – 0.2%

Baxter International, Inc., 5.38%, 6/1/18	2,860	3,237

Healthcare – Services – 1.1%

Cigna Corp., 2.75%, 11/15/16	315	328

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	2,455	2,611

Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (1)	4,875	5,180

HCA, Inc., 3.75%, 3/15/19	3,200	3,212

Humana, Inc., 4.63%, 12/1/42	590	569

Ventas Realty L.P., 5.70%, 9/30/43	1,495	1,688

WellPoint, Inc., 1.88%, 1/15/18	1,985	1,970
		15,558

Home Builders – 0.5%

Lennar Corp., 4.13%, 12/1/18	4,750	4,845
4.50%, 6/15/19	1,345	1,369

Toll Brothers Finance Corp., 5.63%, 1/15/24	1,810	1,864
		8,078

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Household Products/Wares – 0.4%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	$3,845	$4,027
8.25%, 2/15/21	2,035	2,221
		6,248

Insurance – 2.8%

Aflac, Inc., 2.65%, 2/15/17	1,810	1,885

American International Group, Inc., 2.38%, 8/24/15	1,560	1,591
3.80%, 3/22/17	3,070	3,285
8.18%, 5/15/58	3,350	4,401

Liberty Mutual Group, Inc., 5.00%, 6/1/21 (1)(2)	2,390	2,572

Lincoln National Corp., 6.05%, 4/20/67	4,705	4,676

MetLife, Inc., 6.40%, 12/15/36	3,565	3,761
4.88%, 11/13/43	2,310	2,398

Principal Financial Group, Inc., 1.85%, 11/15/17	1,300	1,304

Protective Life Corp., 7.38%, 10/15/19	85	103
8.45%, 10/15/39	7,990	11,055

Prudential Financial, Inc., 5.63%, 6/15/43	3,915	3,993
		41,024

Internet – 0.5%

Equinix, Inc., 4.88%, 4/1/20	2,000	2,045

Symantec Corp., 2.75%, 6/15/17	2,505	2,574
4.20%, 9/15/20	1,930	2,011
		6,630

Investment Companies – 0.3%

Ares Capital Corp., 4.88%, 11/30/18	3,230	3,336

Prospect Capital Corp., 5.88%, 3/15/23	1,720	1,714
		5,050

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Iron/Steel – 0.3%

Commercial Metals Co., 7.35%, 8/15/18	$2,745	$3,129

Steel Dynamics, Inc., 6.13%, 8/15/19	1,780	1,936
		5,065

Machinery – Diversified – 0.2%

Roper Industries, Inc., 6.25%, 9/1/19	2,250	2,585

Media – 3.2%

21st Century Fox America, Inc., 7.25%, 5/18/18	2,365	2,848
6.90%, 8/15/39	4,684	5,887

CBS Corp., 1.95%, 7/1/17	1,560	1,579

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	3,140	3,164

Comcast Corp., 4.95%, 6/15/16	1,239	1,347
6.30%, 11/15/17	1,770	2,057
3.60%, 3/1/24	1,400	1,408
4.25%, 1/15/33	3,405	3,337
6.40%, 5/15/38	2,220	2,729

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	1,940	1,982
5.20%, 3/15/20	3,085	3,378
5.15%, 3/15/42	3,590	3,394

Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/1/21 (1)	2,675	2,782

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	3,110	3,211

Time Warner, Inc., 6.10%, 7/15/40	2,415	2,783

Univision Communications, Inc., 6.88%, 5/15/19 (1)(2)	3,500	3,763

Viacom, Inc., 4.38%, 3/15/43	2,895	2,573
		48,222

Mining – 0.2%

Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	2,400	2,360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Miscellaneous Manufacturing – 0.4%

General Electric Co., 5.25%, 12/6/17	$2,690	$3,049
4.50%, 3/11/44	2,215	2,249
		5,298

Office/Business Equipment – 0.3%

Xerox Corp., 2.95%, 3/15/17	1,830	1,902
4.50%, 5/15/21	2,450	2,582
		4,484

Oil & Gas – 4.5%

Anadarko Petroleum Corp., 6.38%, 9/15/17	3,970	4,545

Atwood Oceanics, Inc., 6.50%, 2/1/20	1,665	1,790

Continental Resources, Inc., 5.00%, 9/15/22	3,875	4,069

Denbury Resources, Inc., 6.38%, 8/15/21	1,840	1,964

Devon Energy Corp., 1.20%, 12/15/16	2,915	2,915

EQT Corp., 4.88%, 11/15/21	3,690	3,901

Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/1/19 (1)(2)	6,340	6,609

Newfield Exploration Co., 7.13%, 5/15/18	1,550	1,596
6.88%, 2/1/20	3,260	3,472
5.75%, 1/30/22	3,360	3,570

Plains Exploration & Production Co., 6.13%, 6/15/19	2,475	2,732
6.75%, 2/1/22	3,335	3,685

QEP Resources, Inc., 6.88%, 3/1/21	5,000	5,500

Range Resources Corp., 5.75%, 6/1/21	3,615	3,873

Rosetta Resources, Inc., 5.63%, 5/1/21	1,430	1,462

Rowan Cos., Inc., 4.88%, 6/1/22	3,560	3,683
5.40%, 12/1/42	3,000	2,863

Tesoro Corp., 4.25%, 10/1/17	750	788
5.38%, 10/1/22	850	874

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Oil & Gas – 4.5% – continued

Western Refining, Inc., 6.25%, 4/1/21	$3,250	$3,364

WPX Energy, Inc., 6.00%, 1/15/22	3,250	3,331
		66,586

Oil & Gas Services – 0.4%

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 4/1/21	3,810	3,791

Pioneer Energy Services Corp., 6.13%, 3/15/22 (1)(2)	1,440	1,465
		5,256

Packaging & Containers – 1.0%

Ball Corp., 5.75%, 5/15/21	1,035	1,105

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	4,750	4,536

Graphic Packaging International, Inc., 4.75%, 4/15/21	4,015	4,020

Plastipak Holdings, Inc., 6.50%, 10/1/21 (1)	2,950	3,094

Rock Tenn Co., 3.50%, 3/1/20	2,140	2,171
		14,926

Pharmaceuticals – 1.0%

Cardinal Health, Inc., 1.90%, 6/15/17	60	60
1.70%, 3/15/18	1,140	1,130
3.20%, 3/15/23	4,090	3,977

Express Scripts Holding Co., 3.13%, 5/15/16	2,005	2,089

McKesson Corp., 3.80%, 3/15/24	2,065	2,067
4.88%, 3/15/44	700	709

Medco Health Solutions, Inc., 2.75%, 9/15/15	1,980	2,030

Mylan, Inc., 1.80%, 6/24/16	1,125	1,141
5.40%, 11/29/43	1,465	1,521
		14,724

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Pipelines – 2.2%

Access Midstream Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	$4,000	$4,305

Buckeye Partners L.P., 2.65%, 11/15/18	2,345	2,327

Energy Transfer Equity L.P., 5.88%, 1/15/24	2,595	2,653

Energy Transfer Partners L.P., 5.20%, 2/1/22	70	76
3.60%, 2/1/23	2,080	1,989
6.50%, 2/1/42	3,720	4,216

Enterprise Products Operating LLC, 3.90%, 2/15/24	500	503

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	3,950	4,475

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)	3,465	3,751

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	5,150	5,523
5.88%, 3/1/22	500	519

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20 (1)(2)	2,200	2,299
		32,636

Real Estate Investment Trusts – 2.2%

American Tower Corp., 3.50%, 1/31/23	3,200	3,026

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 4.60%, 2/6/24 (1)(2)	2,380	2,379

DuPont Fabros Technology L.P., 5.88%, 9/15/21	2,325	2,459

EPR Properties, 5.75%, 8/15/22	3,905	4,137
5.25%, 7/15/23	2,655	2,698

HCP, Inc., 3.75%, 2/1/19	1,225	1,291

Host Hotels & Resorts L.P., 5.88%, 6/15/19	475	515
4.75%, 3/1/23	2,400	2,510

Kimco Realty Corp., 5.70%, 5/1/17	2,280	2,542

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	3,375	3,368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Real Estate Investment Trusts – 2.2% – continued

Realty Income Corp., 2.00%, 1/31/18	$2,605	$2,577

UDR, Inc., 3.70%, 10/1/20	1,000	1,015

Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	3,540	3,815
		32,332

Retail – 0.4%

CVS Caremark Corp., 5.75%, 5/15/41	2,330	2,700

Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	2,640	2,792
		5,492

Semiconductors – 0.2%

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	3,265	3,271

Software – 0.2%

CA, Inc., 2.88%, 8/15/18	1,325	1,344

Oracle Corp., 1.20%, 10/15/17	2,140	2,123
		3,467

Telecommunications – 2.4%

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	1,575	1,575

Frontier Communications Corp., 8.25%, 4/15/17	3,695	4,300

SBA Communications Corp., 5.63%, 10/1/19	2,300	2,409

Sprint Corp., 7.13%, 6/15/24 (1)(2)	3,810	4,001

tw telecom holdings, Inc., 6.38%, 9/1/23	3,640	3,895

Verizon Communications, Inc., 3.65%, 9/14/18	2,125	2,262
3.50%, 11/1/21	6,345	6,389
6.40%, 9/15/33	5,805	6,892
6.55%, 9/15/43	495	603

Windstream Corp., 6.38%, 8/1/23	4,075	3,973
		36,299

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Transportation – 0.2%

CSX Corp., 3.70%, 11/1/23	$1,000	$990
4.75%, 5/30/42	2,465	2,508
		3,498

Trucking & Leasing – 0.1%

GATX Corp., 5.20%, 3/15/44	1,500	1,542
Total Corporate Bonds
(Cost $667,306)		692,501

FOREIGN ISSUER BONDS – 9.6%

Auto Manufacturers – 0.1%

Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (1)(2)	1,750	1,792

Auto Parts & Equipment – 0.1%

Schaeffler Holding Finance B.V., 6.88%, 8/15/18 (1)(3)	1,700	1,808

Banks – 2.3%

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24 (1)(2)	3,925	3,914

Credit Suisse, 5.40%, 1/14/20	3,135	3,491

Deutsche Bank A.G., 2.50%, 2/13/19	3,100	3,110

HSBC Holdings PLC, 4.25%, 3/14/24	2,015	2,018
5.25%, 3/14/44	3,700	3,741

Lloyds Bank PLC, 2.30%, 11/27/18	2,580	2,577
6.50%, 9/14/20 (1)(2)	4,240	4,844

Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24 (1)(2)	2,255	2,265

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	500	500
6.00%, 12/19/23	3,400	3,481

Standard Chartered PLC, 5.70%, 3/26/44 (1)(2)	2,075	2,056

Sumitomo Mitsui Financial Group, Inc., 4.44%, 4/2/24	2,865	2,868
		34,865

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Beverages – 0.5%

Heineken N.V., 1.40%, 10/1/17 (1)(2)	$1,590	$1,583

Pernod Ricard S.A., 4.45%, 1/15/22 (1)(2)	2,890	3,023

SABMiller PLC,
6.50%, 7/1/16 (1)(2)	2,125	2,377
		6,983

Chemicals – 0.9%

Agrium, Inc., 4.90%, 6/1/43	2,225	2,199

Braskem Finance Ltd., 6.45%, 2/3/24	1,495	1,530

Ineos Finance PLC, 7.50%, 5/1/20 (1)	2,170	2,382

INEOS Group Holdings S.A., 6.13%, 8/15/18 (1)(2)	1,075	1,115
5.88%, 2/15/19 (1)	1,625	1,660

LYB International Finance B.V., 4.88%, 3/15/44	2,240	2,236

LyondellBasell Industries N.V., 5.00%, 4/15/19	1,880	2,093
		13,215

Computers – 0.1%

Seagate HDD Cayman, 4.75%, 6/1/23 (1)(2)	1,875	1,852

Diversified Financial Services – 0.2%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	3,570	3,648

Electric – 0.2%

PPL WEM Holdings Ltd, 3.90%, 5/1/16 (1)(2)	3,475	3,650

Food – 0.2%

ESAL GmbH, 6.25%, 2/5/23 (1)	1,800	1,701

JBS Investments GmbH, 7.25%, 4/3/24 (1)	1,650	1,650
		3,351

Insurance – 1.2%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	6,700	7,619
5.50%, 11/15/20	2,070	2,302

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Insurance – 1.2% – continued

XL Group PLC, 6.50%, 4/15/17	$7,600	$7,477
		17,398

Internet – 0.2%

Baidu, Inc., 3.25%, 8/6/18	2,145	2,190

Mining – 0.4%

FMG Resources August 2006 Pty Ltd., 6.88%, 4/1/22 (1)(2)	3,000	3,233

Vedanta Resources PLC, 6.00%, 1/31/19 (1)(2)	2,000	2,000
		5,233

Miscellaneous Manufacturing – 0.6%

Bombardier, Inc., 4.75%, 4/15/19 (1)	1,540	1,540
6.00%, 10/15/22 (1)	2,800	2,814

Pentair Finance S.A., 1.88%, 9/15/17	2,075	2,068

Tyco Electronics Group S.A., 6.55%, 10/1/17	2,560	2,960
		9,382

Oil & Gas – 1.1%

BP Capital Markets PLC, 3.81%, 2/10/24	1,500	1,513

Petrobras Global Finance B.V., 4.88%, 3/17/20	3,750	3,758

Petrobras International Finance Co., 3.50%, 2/6/17	1,555	1,572
5.38%, 1/27/21	2,035	2,058

Petro-Canada, 6.05%, 5/15/18	960	1,106

Petroleos Mexicanos, 5.50%, 1/21/21	2,910	3,179

Talisman Energy, Inc., 5.50%, 5/15/42	2,550	2,526
		15,712

Oil & Gas Services – 0.6%

Weatherford International Ltd., 5.13%, 9/15/20	4,600	5,005
5.95%, 4/15/42	3,560	3,836
		8,841

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Pharmaceuticals – 0.1%

Catamaran Corp., 4.75%, 3/15/21	$1,705	$1,728

Telecommunications – 0.8%

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	7,720	8,376

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (1)(2)	3,375	3,485
		11,861
Total Foreign Issuer Bonds
(Cost $138,940)		143,509

U.S. GOVERNMENT AGENCIES – 20.4% (4)

Fannie Mae – 17.8%

Pool #255498, 5.50%, 12/1/34	473	525

Pool #256883, 6.00%, 9/1/37	56	62

Pool #535714, 7.50%, 1/1/31	48	54

Pool #545003, 8.00%, 5/1/31	3	3

Pool #545437, 7.00%, 2/1/32	109	126

Pool #545556, 7.00%, 4/1/32	67	76

Pool #555189, 7.00%, 12/1/32	471	547

Pool #581806, 7.00%, 7/1/31	189	210

Pool #585617, 7.00%, 5/1/31	–	–

Pool #745148, 5.00%, 1/1/36	312	340

Pool #888538, 5.50%, 1/1/37	784	869

Pool #890009, 5.50%, 9/1/36	3,025	3,364

Pool #890384, 4.50%, 10/1/41	640	687

Pool #893082, 2.61%, 9/1/36	2,447	2,615

Pool #919638, 5.50%, 9/1/37	1,830	2,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.4% (4) – continued

Fannie Mae – 17.8% – continued

Pool #929035, 6.50%, 1/1/38	$1,151	$1,291

Pool #932638, 5.00%, 3/1/40	8,887	9,762

Pool #955782, 6.50%, 10/1/37	278	312

Pool #990702, 6.50%, 9/1/38	2,230	2,506

Pool #AA7583, 4.50%, 6/1/39	3,643	3,907

Pool #AB1470, 4.50%, 9/1/40	3,999	4,270

Pool #AB2693, 4.50%, 4/1/41	8,447	9,035

Pool #AB3114, 5.00%, 6/1/41	4,977	5,458

Pool #AB9522, 3.50%, 5/1/43	29,399	29,598

Pool #AC6767, 4.50%, 1/1/40	2,817	3,022

Pool #AC9581, 5.50%, 1/1/40	6,703	7,431

Pool #AD0915, 5.50%, 12/1/38	304	337

Pool #AD1645, 5.00%, 3/1/40	9,028	9,855

Pool #AD6929, 5.00%, 6/1/40	4,556	4,977

Pool #AH1166, 4.50%, 12/1/40	9,507	10,155

Pool #AH1507, 4.50%, 12/1/40	9,479	10,170

Pool #AH9109, 4.50%, 4/1/41	616	661

Pool #AI4294, 4.50%, 6/1/41	3,333	3,558

Pool #AW2706, 4.00%, 4/1/44	53,465	55,596

Pool TBA, 3.00%, 4/14/44 (5)	46,400	44,783
3.50%, 4/14/44 (5)	24,600	24,746
4.50%, 4/14/44 (5)	6,800	7,254
5.00%, 4/14/44 (5)	4,675	5,097
		265,276

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.4% (4) – continued

Freddie Mac – 0.6%

Pool #1B3575, 6.20%, 9/1/37	$591	$613

Pool #1G2296, 6.21%, 11/1/37	2,496	2,588

Pool #1J0365, 2.67%, 4/1/37	1,725	1,846

Pool #1J2840, 2.52%, 9/1/37	1,661	1,774

Pool #848076, 5.48%, 6/1/38	1,103	1,186

Series 3730, Class PL, 4.50%, 1/15/33	121	122
		8,129

Freddie Mac Gold – 1.3%

Pool #A65182, 6.50%, 9/1/37	4,035	4,519

Pool #A92650, 5.50%, 6/1/40	399	447

Pool #C00910, 7.50%, 1/1/30	402	472

Pool #C02790, 6.50%, 4/1/37	2,559	2,865

Pool #C02838, 5.50%, 5/1/37	3,526	3,887

Pool #C03517, 4.50%, 9/1/40	4,222	4,503

Pool #G01954, 5.00%, 11/1/35	2,133	2,321
		19,014

Government National Mortgage Association – 0.4%

Series 2012-2, Class A, 1.86%, 6/16/31	5,540	5,605

Government National Mortgage Association II – 0.3%

Pool #82581, 4.00%, 7/20/40	4,497	4,757
Total U.S. Government Agencies
(Cost $298,362)		302,781

U.S. GOVERNMENT OBLIGATIONS – 8.7%

U.S. Treasury Bonds – 2.8%
5.38%, 2/15/31	10,330	13,215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 8.7% – continued

U.S. Treasury Bonds – 2.8% – continued
4.50%, 2/15/36	$9,250	$10,857
3.75%, 11/15/43	16,745	17,336
		41,408

U.S. Treasury Notes – 3.6%
1.25%, 10/31/15	8,980	9,119
0.25%, 2/29/16	30,210	30,130
0.88%, 9/15/16	5,970	6,003
1.38%, 6/30/18	5,380	5,355
1.50%, 8/31/18	3,480	3,473
		54,080

U.S. Treasury Strips – 2.3%
2.51%, 5/15/25 (6)	28,495	20,289
2.61%, 2/15/31 (6)	24,650	13,822
		34,111
Total U.S. Government Obligations
(Cost $129,592)		129,599

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (7)(8)	6,854,084	$6,854
Total Investment Companies
(Cost $6,854)		6,854

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.5%

U.S. Treasury Bill, 0.08%, 7/24/14 (9)	$13,600	$13,597
0.11%, 3/5/15	53,750	53,694
Total Short-Term Investments
(Cost $67,291)		67,291

Total Investments – 100.3%
(Cost $1,458,582)		1,491,343

Liabilities less Other Assets – (0.3)%		(3,812)
NET ASSETS – 100.0%		$1,487,531

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $107,550,000 or 7.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 4.60%, 2/6/24	2/4/14	$2,376

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24	3/12/14	3,920

Continental Rubber of America Corp., 4.50%, 9/15/19	9/18/13	2,244

Daimler Finance North America LLC, 1.45%, 8/1/16	7/24/13	1,933

ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07-9/29/11	4,726

FMG Resources August 2006 Pty Ltd., 6.88%, 4/1/22	1/15/14-1/16/14	3,296

FMR LLC, 6.45%, 11/15/39	1/6/10-11/16/11	6,337

General Motors Co., 6.25%, 10/2/43	9/24/13	1,910

Heineken N.V., 1.40%, 10/1/17	10/2/12	1,585

Hyundai Capital America, 4.00%, 6/8/17	12/1/11	1,902

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17	1/8/14	1,505

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	1/8/14	1,505

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	1/22/14	2,996

INEOS Group Holdings S.A., 6.13%, 8/15/18	5/2/13	1,075

Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18	12/10/13	1,750

Jersey Central Power & Light Co., 4.70%, 4/1/24	8/14/13	2,432

Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18	4/14/11-9/29/11	3,544

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

KKR Group Finance Co. LLC, 6.38%, 9/29/20	4/15/13	$4,386

Liberty Mutual Group, Inc., 5.00%, 6/1/21	4/12/13	2,645

Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/1/19	2/28/12	6,339

Lloyds Bank PLC, 6.50%, 9/14/20	9/7/10	4,215

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	3,871

Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24	3/20/14	2,249

Pernod Ricard S.A., 4.45%, 1/15/22	10/20/11-11/17/11	2,887

Pioneer Energy Services Corp., 6.13%, 3/15/22	3/4/14	1,440

PPL WEM Holdings Ltd, 3.90%, 5/1/16	4/18/11	3,471

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21	4/9/13	1,630

SABMiller PLC, 6.50%, 7/1/16	10/28/10-9/29/11	2,518

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12	3,253

Seagate HDD Cayman, 4.75%, 6/1/23	9/27/13	1,819

Sprint Corp., 7.13%, 6/15/24	12/9/13	3,810

Standard Chartered PLC, 5.70%, 3/26/44	3/21/14	2,071

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	12/11/13	2,250

Univision Communications, Inc., 6.88%, 5/15/19	3/14/13-12/13/13	3,783

Vedanta Resources PLC, 6.00%, 1/31/19	5/22/13	2,000

Virgin Media Secured Finance PLC, 5.38%, 4/15/21	2/7/13	3,375

(3)	Security is payment in-kind bond.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(5)	When-Issued Security.
(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(8)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $87,305,000 with net sales of approximately $80,451,000 during the fiscal year ended March 31, 2014.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
2-Year U.S. Treasury Note	343	$75,310	Long	6/14	$(124)
10-Year U.S. Treasury Note	(276)	34,086	Short	6/14	86

Total					$(38)

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Agency	19.6%
U.S. Treasury	13.9
AAA	7.5
AA	3.2
A	8.4
BBB	28.1
BB	12.6
B	6.1
CCC	0.1
Cash Equivalents	0.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy, as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$148,808	(1)	$–	$148,808
Corporate Bonds	–	692,501	(1)	–	692,501
Foreign Issuer Bonds	–	143,509	(1)	–	143,509
U.S. Government Agencies	–	302,781	(1)	–	302,781
U.S. Government Obligations	–	129,599	(1)	–	129,599
Investment Companies	6,854	–		–	6,854
Short-Term Investments	–	67,291		–	67,291
Total Investments	$6,854	$1,484,489		$–	$1,491,343

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$86	$–		$–	$86
Liabilities
Futures Contracts	(124)	–		–	(124)
Total Other Financial Instruments	$(38)	$–		$–	$(38)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3%

Aerospace/Defense – 0.5%

AAR Corp., 7.25%, 1/15/22	$26,800	$29,011

Agriculture – 0.5%

Alliance One International, Inc., 9.88%, 7/15/21	25,800	26,381

Auto Parts & Equipment – 2.8%

Affinia Group, Inc., 7.75%, 5/1/21	32,158	34,731

American Axle & Manufacturing, Inc., 6.63%, 10/15/22	27,409	29,704

Chassix Holdings, Inc., 10.00%, 12/15/18 (1)(2)	14,375	14,627

Chassix, Inc., 9.25%, 8/1/18(2)	18,309	19,682

Meritor, Inc., 6.25%, 2/15/24	30,650	30,727

Titan International, Inc., 6.88%, 10/1/20 (2)	27,225	28,858
		158,329

Banks – 1.0%

Citigroup, Inc., 5.95%, 1/30/23 (3)	8,200	8,015
5.35%, 4/29/49	22,875	21,217

JPMorgan Chase & Co., 5.15%, 5/1/23 (3)	22,983	21,547
6.00%, 12/29/49	9,325	9,185
		59,964

Coal – 0.3%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.38%, 2/1/20 (2)	14,195	15,153

Commercial Services – 4.7%

Alliance Data Systems Corp., 6.38%, 4/1/20 (2)	26,251	27,957

APX Group, Inc., 8.75%, 12/1/20	31,414	31,964

BlueLine Rental Finance Corp., 7.00%, 2/1/19 (2)	13,125	13,880

Harland Clarke Holdings Corp., 6.88%, 3/1/20 (2)	20,090	20,391

Iron Mountain, Inc., 6.00%, 8/15/23	28,205	29,968

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Commercial Services – 4.7% – continued

Jurassic Holdings III, Inc., 6.88%, 2/15/21 (2)	$16,325	$16,815

Monitronics International, Inc., 9.13%, 4/1/20	30,128	32,237

Rent-A-Center, Inc., 6.63%, 11/15/20	24,655	25,456

Service Corp. International, 5.38%, 1/15/22 (2)	31,321	31,712

United Rentals North America, Inc., 6.13%, 6/15/23	11,950	12,667
5.75%, 11/15/24	12,425	12,518

Vander Intermediate Holding II Corp., 9.75%, 2/1/19 (1)(2)	13,325	14,058
		269,623

Computers – 0.5%

SunGard Data Systems, Inc., 6.63%, 11/1/19	27,010	28,563

Cosmetics/Personal Care – 1.1%

First Quality Finance Co., Inc., 4.63%, 5/15/21 (2)	30,325	29,491

Revlon Consumer Products Corp., 5.75%, 2/15/21	31,280	31,436
		60,927

Diversified Financial Services – 4.9%

Cash America International, Inc., 5.75%, 5/15/18	32,425	31,939

CNG Holdings, Inc., 9.38%, 5/15/20 (2)	19,775	18,094

Fifth Street Finance Corp., 4.88%, 3/1/19	17,775	18,182

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	19,350	20,704
5.88%, 2/1/22 (2)	8,925	9,059

Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, 5/1/19	25,895	28,614

Oxford Finance LLC/Oxford Finance Co.-Issuer, Inc., 7.25%, 1/15/18 (2)	27,525	29,176

PHH Corp., 6.38%, 8/15/21	26,425	27,284

Prospect Capital Corp., 5.88%, 3/15/23	32,575	32,463

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Diversified Financial Services – 4.9% – continued

Speedy Cash Intermediate Holdings Corp., 10.75%, 5/15/18 (2)	$20,755	$21,378

Speedy Group Holdings Corp., 12.00%, 11/15/17 (2)	13,481	13,683

Walter Investment Management Corp., 7.88%, 12/15/21 (2)	29,625	29,551
		280,127

Electric – 1.7%

AES Corp., 7.38%, 7/1/21	22,771	25,959
5.50%, 3/15/24	7,025	6,972

Covanta Holding Corp., 6.38%, 10/1/22	26,218	27,857
5.88%, 3/1/24	4,425	4,495

NRG Energy, Inc., 6.25%, 7/15/22 (2)	29,850	30,745
		96,028

Electrical Components & Equipment – 0.9%

Artesyn Escrow, Inc., 9.75%, 10/15/20 (2)	21,300	20,129

GrafTech International Ltd., 6.38%, 11/15/20	28,275	29,123
		49,252

Engineering & Construction – 0.5%

MasTec, Inc., 4.88%, 3/15/23	30,375	29,768

Entertainment – 1.2%

AMC Entertainment, Inc., 5.88%, 2/15/22 (2)	22,500	22,894

National CineMedia LLC, 7.88%, 7/15/21	26,955	29,751

Regal Entertainment Group, 5.75%, 3/15/22	18,325	18,875
		71,520

Environmental Control – 1.5%

ADS Waste Holdings, Inc., 8.25%, 10/1/20	27,625	30,042

Casella Waste Systems, Inc., 7.75%, 2/15/19	26,530	27,525

Clean Harbors, Inc., 5.13%, 6/1/21	29,200	29,784
		87,351

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Food – 2.8%

BI-LO LLC/BI-LO Finance Corp., 8.63%, 9/15/18 (1)(2)	$23,725	$24,585

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.88%, 2/1/21	26,774	29,886

Ingles Markets, Inc., 5.75%, 6/15/23	35,737	35,737

Land O’ Lakes, Inc., 6.00%, 11/15/22 (2)	31,700	33,602

Tops Holding II Corp., 8.75%, 6/15/18	32,310	33,724
		157,534

Forest Products & Paper – 1.8%

Neenah Paper, Inc., 5.25%, 5/15/21 (2)	32,235	32,074

P.H. Glatfelter Co., 5.38%, 10/15/20	30,429	31,342

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19	34,075	36,716
		100,132

Gaming – 1.9%

Isle of Capri Casinos, Inc., 8.88%, 6/15/20	19,820	21,530

Mohegan Tribal Gaming Authority, 9.75%, 9/1/21	23,250	25,924

Penn National Gaming, Inc., 5.88%, 11/1/21 (2)	27,240	26,763

Station Casinos LLC, 7.50%, 3/1/21	32,960	35,638
		109,855

Healthcare – Services – 1.5%

Healthcare Technology Intermediate, Inc., 7.38%, 9/1/18 (1)(2)	28,362	28,929

Tenet Healthcare Corp., 8.13%, 4/1/22	10,975	12,265
6.88%, 11/15/31	25,806	23,225

Universal Hospital Services, Inc., 7.63%, 8/15/20	17,525	18,752
		83,171

Home Builders – 1.4%

Beazer Homes USA, Inc., 7.50%, 9/15/21	15,225	16,367

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Home Builders – 1.4% – continued

Meritage Homes Corp., 7.15%, 4/15/20	$26,524	$29,574

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (2)	30,095	30,396
5.63%, 3/1/24 (2)	6,000	5,925
		82,262

Household Products/Wares – 0.9%

American Greetings Corp., 7.38%, 12/1/21	17,985	18,884

Century Intermediate Holding Co. 2, 9.75%, 2/15/19 (1)(2)	11,375	11,986
Sun Products (The) Corp., 7.75%, 3/15/21 (2)	27,370	23,265
		54,135

Insurance – 2.8%

American Equity Investment Life Holding Co., 6.63%, 7/15/21	29,775	31,748

A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (2)	29,600	31,672

Fidelity & Guaranty Life Holdings, Inc., 6.38%, 4/1/21 (2)	30,447	32,426

Genworth Holdings, Inc., 6.15%, 11/15/66	30,103	27,808

Hockey Merger Sub 2, Inc., 7.88%, 10/1/21 (2)	33,725	36,001
		159,655

Internet – 0.5%

VeriSign, Inc., 4.63%, 5/1/23	31,870	30,595

Iron/Steel – 0.5%

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	25,724	27,750

Lodging – 0.5%

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 8.00%, 10/1/20 (2)	25,900	27,260

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Media – 7.7%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.63%, 1/31/22	$25,976	$27,762

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (2)	31,350	32,761

Gray Television, Inc., 7.50%, 10/1/20	28,085	30,472

Harron Communications L.P./Harron Finance Corp., 9.13%, 4/1/20 (2)	26,610	30,069

Hughes Satellite Systems Corp., 7.63%, 6/15/21	30,302	34,166

Lamar Media Corp., 5.38%, 1/15/24 (2)	29,952	30,701

Lee Enterprises, Inc., 9.50%, 3/15/22 (2)	28,900	29,767

McClatchy (The) Co., 9.00%, 12/15/22	41,050	47,772

Mediacom Broadband LLC/Mediacom Broadband Corp., 6.38%, 4/1/23	21,590	22,885

Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	14,294	15,580

Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/1/21 (2)	27,700	28,808

Sinclair Television Group, Inc., 6.38%, 11/1/21	30,075	31,278

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19 (2)(4)	23,800	24,692

Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/1/19 (2)	32,235	35,459

Univision Communications, Inc., 8.50%, 5/15/21 (2)	18,827	20,851
		443,023

Miscellaneous Manufacturing – 0.5%

Park-Ohio Industries, Inc., 8.13%, 4/1/21	26,750	29,826

Oil & Gas – 4.1%

Antero Resources Finance Corp., 5.38%, 11/1/21 (2)	19,575	19,869

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Oil & Gas – 4.1% – continued

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	$23,490	$25,692
7.88%, 4/15/22	4,520	4,893

Clayton Williams Energy, Inc., 7.75%, 4/1/19	28,099	29,855

Halcon Resources Corp., 8.88%, 5/15/21	29,550	30,658

Laredo Petroleum, Inc., 5.63%, 1/15/22 (2)	8,950	9,062

Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20	15,467	16,801

SandRidge Energy, Inc., 7.50%, 3/15/21	29,182	31,152

Swift Energy Co., 7.88%, 3/1/22	28,820	28,820

WPX Energy, Inc., 6.00%, 1/15/22	39,084	40,061
		236,863

Oil & Gas Services – 1.9%

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19	27,436	28,465

Dresser-Rand Group, Inc., 6.50%, 5/1/21	25,480	27,200

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 10/1/22 (2)	17,775	17,485

Parker Drilling Co., 7.50%, 8/1/20	31,350	33,388
		106,538

Oil Refining & Marketing – 0.5%

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	27,181	29,491

Packaging & Containers – 1.8%

Exopack Holdings S.A., 7.88%, 11/1/19 (2)	28,450	30,157

Plastipak Holdings, Inc., 6.50%, 10/1/21 (2)	34,020	35,678

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.25%, 2/15/21	33,885	36,977
		102,812

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Pharmaceuticals – 1.1%

Endo Finance LLC, 5.75%, 1/15/22 (2)	$29,900	$30,647

JPR Royalty Sub LLC, 14.00%, 9/1/20 (2)(4)	8,000	5,199

Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	22,415	24,264
		60,110

Pipelines – 3.3%

Access Midstream Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	24,326	26,181

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.63%, 10/1/20	30,625	32,616

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 12/15/20	28,092	29,426

Energy Transfer Equity L.P., 7.50%, 10/15/20	28,290	32,357

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21 (2)(5)	22,100	23,177
7.25%, 2/15/21	10,035	10,524

Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 (2)	32,240	33,610
		187,891

Real Estate – 0.6%

Howard Hughes (The) Corp., 6.88%, 10/1/21 (2)	30,000	32,400

Real Estate Investment Trusts – 2.4%

Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., 6.00%, 10/15/21	14,625	15,174

DuPont Fabros Technology L.P., 5.88%, 9/15/21	29,510	31,207

EPR Properties, 7.75%, 7/15/20	24,550	28,958
5.75%, 8/15/22	12,745	13,503

Felcor Lodging L.P., 5.63%, 3/1/23	31,450	31,843

Senior Housing Properties Trust, 6.75%, 12/15/21	14,218	16,050
		136,735

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Refining & Marketing – 0.2%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.50%, 4/15/21 (2)	$13,325	$13,425

Retail – 6.7%

99 Cents Only Stores, 11.00%, 12/15/19	26,752	30,430

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00%, 2/15/18 (1)(2)	12,315	12,592

CST Brands, Inc., 5.00%, 5/1/23	33,028	32,450

First Cash Financial Services, Inc., 6.75%, 4/1/21 (2)	8,850	9,071

Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (1)(2)	29,295	30,540

Landry’s Holdings II, Inc., 10.25%, 1/1/18 (2)	16,752	17,925

Landry’s, Inc., 9.38%, 5/1/20 (2)	9,415	10,368

Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/1/18 (1)(2)	26,100	26,883

Murphy Oil USA, Inc., 6.00%, 8/15/23 (2)	32,725	33,789

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (2)	27,325	30,023

NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 1/15/20	30,310	34,629

Pantry (The), Inc., 8.38%, 8/1/20	28,345	30,613

PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (1)(2)	27,644	28,577

Penske Automotive Group, Inc., 5.75%, 10/1/22	27,525	28,764

Sonic Automotive, Inc., 7.00%, 7/15/22	25,538	28,156
		384,810

Semiconductors – 0.6%

Freescale Semiconductor, Inc., 6.00%, 1/15/22 (2)	31,975	33,933

Software – 1.8%

Epicor Software Corp., 8.63%, 5/1/19	22,991	25,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 76.3% – continued

Software – 1.8% – continued

First Data Corp., 11.75%, 8/15/21	$34,575	$36,304

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18 (1)(2)	23,416	24,528

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (2)	14,576	16,179
		102,158

Telecommunications – 5.5%

CPI International, Inc., 8.00%, 2/15/18	30,275	31,259

EarthLink Holdings Corp., 8.88%, 5/15/19	22,900	22,957
7.38%, 6/1/20	10,675	11,102

Frontier Communications Corp., 9.00%, 8/15/31	32,625	33,359

GCI, Inc., 8.63%, 11/15/19	34,156	36,547

Level 3 Financing, Inc., 6.13%, 1/15/21 (2)	28,885	30,474

Qwest Capital Funding, Inc., 7.75%, 2/15/31	33,685	33,264

Sprint Corp., 7.88%, 9/15/23 (2)	36,875	40,563

tw telecom holdings, Inc., 6.38%, 9/1/23	35,752	38,255

Windstream Corp., 7.75%, 10/1/21	13,725	14,754
7.50%, 4/1/23	21,925	23,021
		315,555

Transportation – 0.6%

Kenan Advantage Group (The), Inc., 8.38%, 12/15/18 (2)	35,125	36,881

Trucking & Leasing – 0.3%

Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 6.88%, 2/15/19 (2)	14,400	14,904
Total Corporate Bonds
(Cost $4,215,397)		4,361,701

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.0%

Aerospace/Defense – 0.8%

Bombardier, Inc., 6.00%, 10/15/22 (2)	$8,875	$8,919
7.45%, 5/1/34 (2)	36,226	36,045
		44,964

Airlines – 0.4%

Air Canada, 6.75%, 10/1/19 (2)	8,950	9,644
8.75%, 4/1/20 (2)	13,650	14,793
		24,437

Aluminum – 0.4%

Novelis, Inc., 8.75%, 12/15/20	21,604	24,142

Auto Parts & Equipment – 0.5%

Schaeffler Holding Finance B.V., 6.88%, 8/15/18 (1)(2)	27,250	28,987

Banks – 1.4%

Credit Agricole S.A., 7.88%, 1/29/49 (2)	25,950	27,410

Credit Suisse Group A.G., 7.50%, 12/11/49 (2)	21,925	23,816

Royal Bank of Scotland Group PLC, 7.64%, 3/29/49	28,695	29,125
		80,351

Chemicals – 0.8%

Braskem Finance Ltd., 6.45%, 2/3/24	11,600	11,876

INEOS Group Holdings S.A., 5.88%, 2/15/19 (2)	31,634	32,306
		44,182

Commercial Services – 0.7%

Nord Anglia Education UK Holdings PLC, 10.25%, 4/1/17 (2)	18,175	20,265

Nord Anglia Education, Inc., 8.50%, 2/15/18 (1)(2)	16,575	17,735
		38,000

Computers – 0.6%

MMI International Ltd., 8.00%, 3/1/17 (2)	31,180	31,804

Diversified Financial Services – 0.6%

National Money Mart Co., 10.38%, 12/15/16	35,005	35,180

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.0% – continued

Food – 0.7%

JBS Finance II Ltd., 8.25%, 1/29/18 (2)	$28,000	$29,960

JBS Investments GmbH, 7.25%, 4/3/24 (2)	9,800	9,800
		39,760

Healthcare – Products – 0.5%

ConvaTec Finance International S.A., 8.25%, 1/15/19 (1)(2)	25,125	25,879

Lodging – 1.0%

MCE Finance Ltd., 5.00%, 2/15/21 (2)	30,405	30,405

Wynn Macau Ltd., 5.25%, 10/15/21 (2)	28,300	28,795
		59,200

Media – 1.0%

Nara Cable Funding Ltd., 8.88%, 12/1/18 (2)	26,659	29,025

VTR Finance B.V., 6.88%, 1/15/24 (2)	29,200	30,368
		59,393

Mining – 0.6%

Vedanta Resources PLC, 9.50%, 7/18/18 (2)	28,450	32,149

Oil & Gas – 0.4%

Lightstream Resources Ltd., 8.63%, 2/1/20 (2)	21,975	21,975

Oil & Gas Services – 1.0%

Offshore Group Investment Ltd., 7.50%, 11/1/19	16,460	17,530
7.13%, 4/1/23	13,375	13,609

Seadrill Ltd., 6.13%, 9/15/20 (2)	28,200	28,905
		60,044

Retail – 0.3%

Arcos Dorados Holdings, Inc., 6.63%, 9/27/23 (2)	14,400	14,760

Telecommunications – 4.1%

B Communications Ltd., 7.38%, 2/15/21 (2)	28,325	29,741

Columbus International, Inc., 7.38%, 3/30/21 (2)	22,850	23,507

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 19.0% – continued

Telecommunications – 4.1% – continued

Digicel Group Ltd., 8.25%, 9/30/20 (2)	$33,390	$35,644

Eileme 1 AB, 14.25%, 8/15/20 (1)(2)	26,949	28,162

Intelsat Luxembourg S.A., 7.75%, 6/1/21 (2)	39,010	41,058

Millicom International Cellular S.A., 6.63%, 10/15/21 (2)	9,150	9,676

Telemovil Finance Co. Ltd., 8.00%, 10/1/17 (2)	25,450	27,200

Wind Acquisition Finance S.A., 11.75%, 7/15/17 (2)	39,209	41,316
		236,304

Transportation – 1.6%

Eletson Holdings, 9.63%, 1/15/22 (2)	22,490	23,727

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (2)	32,800	34,194

Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 9.25%, 4/15/19	33,860	36,230
		94,151

Trucking & Leasing – 1.6%

Aircastle Ltd., 5.13%, 3/15/21	30,925	30,964

AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (2)	26,278	27,197

Fly Leasing Ltd., 6.75%, 12/15/20	29,200	30,514
		88,675
Total Foreign Issuer Bonds
(Cost $1,040,321)		1,084,337

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.9%

Banks – 0.5%

Santander Finance Preferred S.A.U.	1,077,150	$28,103

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.9% – continued

Diversified Financial Services – 0.4%

GMAC Capital Trust I	822,550	$22,456
Total Preferred Stocks
(Cost $49,626)		50,559

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (6)(7)	173,296,298	173,296
Total Investment Companies
(Cost $173,296)		173,296

Total Investments – 99.2%
(Cost $5,478,640)		5,669,893

Other Assets less Liabilities – 0.8%		45,500
NET ASSETS – 100.0%		$5,715,393

(1)	Security is payment in-kind bond.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $29,891,000 or 0.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19	12/28/12	23,800

(5)	When-Issued Security.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(7)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $212,614,000 with net sales of approximately $39,318,000 during the fiscal year ended March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	4.5%
BB	24.8
B	43.8
CCC	21.3
Not Rated	2.6
Cash Equivalents	3.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds
Media	$–		$418,331		$24,692	$443,023
All Other Industries	–		3,918,678	(1)	–	3,918,678
Foreign Issuer Bonds	–		1,084,337	(1)	–	1,084,337
Preferred Stocks	50,559	(1)	–		–	50,559
Investment Companies	173,296		–		–	173,296
Total Investments	$223,855		$5,421,346		$24,692	$5,669,893

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s) (1)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Corporate Bonds

Media	$24,276	$–	$–	$416	$–	$–	$–	$–	$24,692	$416

Pharmaceuticals	14,448	–	144	5,126	–	(14,519)	–	(5,199)	–	–

Total	$38,724	$–	$144	$5,542	$–	$(14,519)	$–	$(5,199)	$24,692	$416

(1)	The Transfers Out of Level 3, noted above, were due to the Fund receiving an evaluated price using observable inputs: quoted prices in active markets for similar securities.

The Fund valued the security included in the balance as of 3/31/14 above using a broker quote.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.4%

Automobile – 5.6%

Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 5/15/17	$610	$611

BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.67%, 11/27/17	945	946

Fifth Third Auto Trust, Series 2013-A, Class A3, 0.61%, 9/15/17	690	691

Ford Credit Auto Lease Trust, Series 2013-B, Class A3, 0.76%, 9/15/16	940	942

Honda Auto Receivables Owner Trust, Series 2013-2, Class A3, 0.53%, 2/16/17	565	566

Honda Auto Receivables Owner Trust, Series 2013-4, Class A3, 0.69%, 9/18/17	1,965	1,967

Honda Auto Receivables Owner Trust, Series 2014-1, Class A3, 0.67%, 11/21/17	4,025	4,016

Mercedes Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	945	946

Nissan Auto Lease Trust, Series 2013-B, Class A3, 0.75%, 6/15/16	1,075	1,077

Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.67%, 8/15/18	940	941

Nissan Auto Receivables Owner Trust, Series 2014-A, Class A3, 0.72%, 8/15/18	3,070	3,063

Toyota Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.55%, 1/17/17	640	641

Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3, 0.67%, 12/15/17	4,365	4,371

USAA Auto Owner Trust, Series 2014-1, Class A3, 0.58%, 12/15/17	1,965	1,965

Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A3, 0.70%, 4/20/18	930	929

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.4% – continued

Automobile – 5.6% – continued

World Omni Auto Receivables Trust, Series 2013-B, Class A3, 0.83%, 8/15/18	$940	$940
		24,612

Commercial Mortgage-Backed Securities – 9.6%

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	3,710	4,004

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4, 5.41%, 12/11/40	1,616	1,695

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	3,317	3,432

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T18, Class A4, 4.93%, 2/13/42	88	90

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4, 5.71%, 9/11/38	480	522

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	3,641	3,976

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.72%, 6/11/40	175	196

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	525	589

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.69%, 12/10/49	2,705	3,013

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	2,475	2,680

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.55%, 5/12/45	2,515	2,716

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.4% – continued

Commercial Mortgage-Backed Securities – 9.6% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A4, 5.40%, 5/15/45	$3,623	$3,923

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.66%, 3/15/39	1,247	1,336

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.83%, 6/15/38	3,396	3,702

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.14%, 4/15/41	1,705	1,950

Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4, 5.74%, 8/12/43	1,183	1,286

Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	1,183	1,284

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	645	717

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	3,083	3,341

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	1,982	2,157
		42,609

Credit Card – 1.0%

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	4,050	4,029

Discover Card Execution Note Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	559	561
		4,590

Utilities – 0.2%

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 2/15/16	310	313

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 16.4% – continued

Utilities – 0.2% – continued

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 4/15/18	$457	$460
		773
Total Asset-Backed Securities
(Cost $73,312)		72,584

CORPORATE BONDS – 33.4%

Aerospace/Defense – 0.1%

B/E Aerospace, Inc., 5.25%, 4/1/22	200	206

Agriculture – 0.7%

Lorillard Tobacco Co., 3.50%, 8/4/16	1,370	1,444

Philip Morris International, Inc., 2.50%, 5/16/16	900	934

Reynolds American, Inc., 1.05%, 10/30/15	800	799
		3,177

Auto Manufacturers – 1.1%

Daimler Finance North America LLC, 1.45%, 8/1/16 (1)(2)	375	379
1.13%, 3/10/17 (1)(2)	1,240	1,231

General Motors Co., 3.50%, 10/2/18 (1)(2)	825	840

Hyundai Capital America, 1.63%, 10/2/15 (2)	1,060	1,070

Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	400	413

PACCAR Financial Corp., 0.75%, 5/16/16	935	935
		4,868

Auto Parts & Equipment – 0.3%

Continental Rubber of America Corp., 4.50%, 9/15/19 (1)(2)	500	532

Dana Holding Corp., 6.75%, 2/15/21	500	544
		1,076

Banks – 5.3%

Ally Financial, Inc., 2.75%, 1/30/17	695	702
3.50%, 1/27/19	310	310

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.40% – continued

Banks – 5.3% – continued

Bank of America Corp., 3.70%, 9/1/15	$855	$889
1.50%, 10/9/15	220	222
1.05%, 3/22/16	1,245	1,254
3.88%, 3/22/17	590	629

Branch Banking & Trust Co., 1.00%, 4/3/17	835	828

Capital One Financial Corp., 1.00%, 11/6/15	630	631

CIT Group, Inc., 3.88%, 2/19/19	505	511

Citigroup, Inc., 2.65%, 3/2/15	1,065	1,084
1.02%, 4/1/16	1,110	1,118
1.70%, 7/25/16	655	662
1.35%, 3/10/17	565	562
6.00%, 8/15/17	545	618

Discover Bank, 2.00%, 2/21/18	415	413

Fifth Third Bank, 0.90%, 2/26/16	645	646

Goldman Sachs Group (The), Inc., 6.00%, 5/1/14	310	311
1.60%, 11/23/15	935	945
3.63%, 2/7/16	1,675	1,754
5.63%, 1/15/17	855	944
2.90%, 7/19/18	545	556

JPMorgan Chase & Co., 1.10%, 10/15/15	910	914
3.15%, 7/5/16	865	905
7.90%, 4/30/18	370	418

JPMorgan Chase Bank N.A., 6.00%, 10/1/17	675	769

KeyBank N.A., 1.10%, 11/25/16	525	526

Morgan Stanley, 1.48%, 2/25/16	1,000	1,014
1.75%, 2/25/16	815	826
4.75%, 3/22/17	575	627

PNC Funding Corp., 2.70%, 9/19/16	380	395

Wells Fargo & Co., 1.50%, 7/1/15	970	981

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Banks – 5.3% – continued
7.98%, 3/15/18	$370	$420
		23,384

Beverages – 0.5%

Anheuser-Busch InBev Finance, Inc., 0.80%, 1/15/16	1,170	1,173
1.13%, 1/27/17	730	730

SABMiller Holdings, Inc., 1.85%, 1/15/15 (2)	455	459
		2,362

Biotechnology – 0.3%

Genzyme Corp., 3.63%, 6/15/15	270	280

Gilead Sciences, Inc., 2.40%, 12/1/14	615	622
3.05%, 12/1/16	515	542
		1,444

Chemicals – 0.9%

Airgas, Inc., 2.95%, 6/15/16	815	846

Ashland, Inc., 3.00%, 3/15/16	1,000	1,020

Dow Chemical (The) Co., 2.50%, 2/15/16	550	566

Eastman Chemical Co., 2.40%, 6/1/17	325	331

Ecolab, Inc., 2.38%, 12/8/14	1,000	1,013

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (1)(2)	290	284
		4,060

Commercial Services – 0.9%

APX Group, Inc., 6.38%, 12/1/19	625	637

Hertz (The) Corp., 7.50%, 10/15/18	600	639
5.88%, 10/15/20	250	267

MasterCard, Inc., 2.00%, 4/1/19	360	358

Service Corp. International, 5.38%, 1/15/22 (2)	550	557

United Rentals North America, Inc., 5.75%, 7/15/18	500	535

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Commercial Services – 0.9% – continued
7.63%, 4/15/22	$495	$555
6.13%, 6/15/23	395	419
		3,967

Computers – 0.3%

International Business Machines Corp., 5.70%, 9/14/17	565	646

NetApp, Inc., 2.00%, 12/15/17	475	480
		1,126

Cosmetics/Personal Care – 0.2%

Avon Products, Inc., 2.38%, 3/15/16	1,000	1,016

Diversified Financial Services – 3.3%

Air Lease Corp., 5.63%, 4/1/17	680	751

American Express Credit Corp., 2.80%, 9/19/16	485	506

American Honda Finance Corp., 0.61%, 5/26/16 (2)	620	623

BlackRock, Inc., 3.50%, 12/10/14	775	792
1.38%, 6/1/15	165	167

Charles Schwab (The) Corp., 0.85%, 12/4/15	555	557

Ford Motor Credit Co. LLC, 7.00%, 4/15/15	680	723
1.50%, 1/17/17	935	932
4.25%, 2/3/17	300	322

Franklin Resources, Inc., 3.13%, 5/20/15	750	771

General Electric Capital Corp., 2.25%, 11/9/15	2,230	2,289
3.35%, 10/17/16	1,490	1,577

General Motors Financial Co., Inc., 4.75%, 8/15/17	400	428

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17 (1)(2)	335	338
4.88%, 3/15/19 (1)(2)	335	341
6.00%, 8/1/20	300	321
5.88%, 2/1/22 (1)(2)	680	690

International Lease Finance Corp., 2.18%, 6/15/16	1,000	1,008

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Diversified Financial Services – 3.3% – continued

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (1)(2)	$660	$762

TD Ameritrade Holding Corp., 4.15%, 12/1/14	700	717
		14,615

Electric – 0.9%

Dominion Gas Holdings LLC, 1.05%, 11/1/16 (1)(2)	465	463

Duke Energy Carolinas LLC, 1.75%, 12/15/16	400	409

Exelon Generation Co. LLC, 6.20%, 10/1/17	480	542

Georgia Power Co., 0.63%, 11/15/15	180	180

IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,040	1,100

NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	475	477
1.34%, 9/1/15	800	806
		3,977

Electronics – 0.6%

Agilent Technologies, Inc., 5.50%, 9/14/15	730	778

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	560	584
1.30%, 2/1/17	1,215	1,208
		2,570

Environmental Control – 0.2%

Clean Harbors, Inc., 5.25%, 8/1/20	725	747

Food – 0.9%

ConAgra Foods, Inc., 1.35%, 9/10/15	800	806
1.30%, 1/25/16	490	493

General Mills, Inc., 0.88%, 1/29/16	625	626

Kellogg Co., 1.13%, 5/15/15	570	573

Sun Merger Sub, Inc., 5.25%, 8/1/18 (1)(2)	675	701

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Food – 0.9% – continued

WM Wrigley Jr Co., 1.40%, 10/21/16 (1)(2)	$815	$819
		4,018

Forest Products & Paper – 0.1%

International Paper Co., 7.95%, 6/15/18	455	556

Gas – 0.1%

CenterPoint Energy, Inc., 6.50%, 5/1/18	260	301

Healthcare – Products – 0.3%

Baxter International, Inc., 5.38%, 6/1/18	515	583

Stryker Corp., 2.00%, 9/30/16	190	195

Zimmer Holdings, Inc., 1.40%, 11/30/14	625	628
		1,406

Healthcare – Services – 1.0%

Aetna, Inc., 2.20%, 3/15/19	290	288

Cigna Corp., 2.75%, 11/15/16	580	604

DaVita HealthCare Partners, Inc., 6.63%, 11/1/20	775	830

HCA, Inc., 3.75%, 3/15/19	1,000	1,004

UnitedHealth Group, Inc., 0.85%, 10/15/15	410	412

Ventas Realty L.P., 1.55%, 9/26/16	515	519

WellPoint, Inc., 1.25%, 9/10/15	575	579
		4,236

Home Builders – 0.5%

Lennar Corp., 4.13%, 12/1/18	1,925	1,963
4.50%, 6/15/19	330	336
		2,299

Home Furnishings – 0.2%

Whirlpool Corp., 1.35%, 3/1/17	680	678

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Household Products/Wares – 0.4%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	$1,000	$1,047
8.25%, 2/15/21	500	546
		1,593

Insurance – 0.4%

American International Group, Inc., 2.38%, 8/24/15	145	148
4.88%, 9/15/16	310	338

Lincoln National Corp., 6.05%, 4/20/67	300	298

MetLife, Inc., 6.75%, 6/1/16	785	881

Prudential Financial, Inc., 3.00%, 5/12/16	145	151
		1,816

Internet – 0.5%

Amazon.com, Inc., 0.65%, 11/27/15	600	601

Equinix, Inc., 4.88%, 4/1/20	500	511

Symantec Corp., 2.75%, 9/15/15	1,065	1,093
		2,205

Iron/Steel – 0.3%

Glencore Funding LLC, 1.60%, 1/15/19 (1)(2)	1,065	1,062

Steel Dynamics, Inc., 6.13%, 8/15/19	160	174
		1,236

Machinery – Construction & Mining – 0.4%

Caterpillar Financial Services Corp., 1.00%, 3/3/17	1,700	1,693

Machinery – Diversified – 0.1%

Roper Industries, Inc., 1.85%, 11/15/17	565	567

Media – 2.7%

21st Century Fox America, Inc., 5.30%, 12/15/14	1,105	1,143
7.25%, 5/18/18	460	554

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Media – 2.7% – continued

CBS Corp., 1.95%, 7/1/17	$935	$947

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	500	504

Comcast Corp., 4.95%, 6/15/16	1,060	1,153
6.30%, 11/15/17	160	186

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	1,145	1,170

Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/1/21 (2)	525	546

NBCUniversal Enterprise, Inc., 0.78%, 4/15/16 (1)(2)	1,300	1,303

NBCUniversal Media LLC, 2.10%, 4/1/14	165	165
3.65%, 4/30/15	1,060	1,094

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	500	516

Time Warner, Inc., 3.15%, 7/15/15	800	826

Univision Communications, Inc., 6.88%, 5/15/19 (1)(2)	1,000	1,075

Viacom, Inc., 2.50%, 12/15/16	575	596
		11,778

Mining – 0.1%

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18	480	479

Miscellaneous Manufacturing – 0.7%

Eaton Corp., 0.95%, 11/2/15	750	753

General Electric Co., 0.85%, 10/9/15	550	552
5.25%, 12/6/17	200	227

Illinois Tool Works, Inc., 0.90%, 2/25/17	1,700	1,688
		3,220

Office/Business Equipment – 0.1%

Xerox Corp., 4.25%, 2/15/15	580	598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Oil & Gas – 2.4%

Anadarko Petroleum Corp., 5.75%, 6/15/14	$695	$702
6.38%, 9/15/17	300	343

Atwood Oceanics, Inc., 6.50%, 2/1/20	250	269

Continental Resources, Inc., 5.00%, 9/15/22	970	1,019

Denbury Resources, Inc., 6.38%, 8/15/21	997	1,064

Devon Energy Corp., 1.20%, 12/15/16	630	630

Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/1/19 (1)(2)	1,000	1,043

Marathon Oil Corp., 0.90%, 11/1/15	690	691

Murphy Oil Corp., 2.50%, 12/1/17	560	569

Newfield Exploration Co., 6.88%, 2/1/20	850	905

Phillips 66, 2.95%, 5/1/17	390	407

QEP Resources, Inc., 6.88%, 3/1/21	470	517

Range Resources Corp., 6.75%, 8/1/20	900	972

Rosetta Resources, Inc., 5.63%, 5/1/21	500	511

Tesoro Corp., 4.25%, 10/1/17	450	473

Western Refining, Inc., 6.25%, 4/1/21	550	569
		10,684

Oil & Gas Services – 0.1%

Pioneer Energy Services Corp., 6.13%, 3/15/22 (1)(2)	400	407

Packaging & Containers – 0.4%

Ball Corp., 5.75%, 5/15/21	500	534

Graphic Packaging International, Inc., 4.75%, 4/15/21	500	500

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Packaging & Containers – 0.4% – continued

Plastipak Holdings, Inc., 6.50%, 10/1/21 (2)	$650	$682
		1,716

Pharmaceuticals – 1.4%

AbbVie, Inc., 1.20%, 11/6/15	1,035	1,044

Cardinal Health, Inc., 1.90%, 6/15/17	410	413

Express Scripts Holding Co., 2.10%, 2/12/15	665	673
3.13%, 5/15/16	500	521

McKesson Corp., 0.95%, 12/4/15	355	356
5.70%, 3/1/17	190	210
1.29%, 3/10/17	950	948

Merck & Co., Inc., 0.70%, 5/18/16	650	651

Mylan, Inc., 1.80%, 6/24/16	400	405

Zoetis, Inc., 1.15%, 2/1/16	830	833
		6,054

Pipelines – 0.6%

Enterprise Products Operating LLC, 3.70%, 6/1/15	350	362
1.25%, 8/13/15	375	377

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	788

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20 (1)(2)	500	523

Williams Partners L.P., 3.80%, 2/15/15	670	688
		2,738

Real Estate Investment Trusts – 1.1%

AvalonBay Communities, Inc., 5.75%, 9/15/16	800	890

DDR Corp., 7.50%, 7/15/18	510	606

DuPont Fabros Technology L.P., 5.88%, 9/15/21	465	492

ERP Operating L.P., 5.25%, 9/15/14	765	781

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Real Estate Investment Trusts – 1.1% – continued

Health Care REIT, Inc., 5.88%, 5/15/15	$1,215	$1,283

Host Hotels & Resorts L.P., 5.88%, 6/15/19	350	379

Kimco Realty Corp., 5.70%, 5/1/17	445	496
		4,927

Retail – 0.8%

CVS Caremark Corp., 5.75%, 6/1/17	680	769

Home Depot (The), Inc., 5.40%, 3/1/16	635	692

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	940	1,046

Starbucks Corp., 0.88%, 12/5/16	625	622

Walgreen Co., 1.00%, 3/13/15	595	597
		3,726

Semiconductors – 0.3%

Samsung Electronics America, Inc., 1.75%, 4/10/17 (1)(2)	530	531

Texas Instruments, Inc., 0.88%, 3/12/17	555	551
		1,082

Software – 0.1%

Oracle Corp., 5.25%, 1/15/16	545	590

Telecommunications – 1.7%

AT&T, Inc., 1.60%, 2/15/17	660	664

CenturyLink, Inc., 6.00%, 4/1/17	1,000	1,106

Cisco Systems, Inc., 1.10%, 3/3/17	535	536
3.15%, 3/14/17	780	825

Frontier Communications Corp., 8.25%, 4/15/17	650	756

Juniper Networks, Inc., 3.10%, 3/15/16	500	516

SBA Communications Corp., 5.63%, 10/1/19	1,000	1,048

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 33.4% – continued

Telecommunications – 1.7% – continued

Sprint Communications, Inc., 7.00%, 8/15/20	$1,000	$1,090

tw telecom holdings, Inc., 6.38%, 9/1/23	480	514

Verizon Communications, Inc., 3.65%, 9/14/18	480	511
		7,566

Transportation – 0.1%

Ryder System, Inc., 3.15%, 3/2/15	585	598
Total Corporate Bonds
(Cost $146,261)		147,362

FOREIGN ISSUER BONDS – 9.6%

Auto Manufacturers – 0.5%

Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (1)(2)	1,000	1,024

Volkswagen International Finance N.V., 1.13%, 11/18/16 (1)(2)	925	925
		1,949

Banks – 2.8%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	840	841

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16 (1)(2)	255	256
1.40%, 4/27/17 (1)(2)	805	803

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17 (1)(2)	835	833

BNP Paribas S.A., 1.38%, 3/17/17	1,390	1,389

Commonwealth Bank of Australia, 1.13%, 3/13/17	1,010	1,006

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 0.71%, 3/18/16	1,000	1,006

Deutsche Bank A.G., 1.40%, 2/13/17	1,100	1,100

National Australia Bank Ltd., 1.25%, 3/17/17 (1)(2)	1,255	1,252

Royal Bank of Canada, 0.63%, 12/4/15	330	330
1.20%, 1/23/17	775	775

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Banks – 2.8% – continued

Royal Bank of Scotland Group PLC, 1.17%, 3/31/17	$1,000	$1,001

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	505	505

Svenska Handelsbanken AB, 0.70%, 9/23/16	660	663

Westpac Banking Corp., 1.05%, 11/25/16	755	754
		12,514

Beverages – 0.6%

Diageo Capital PLC, 0.63%, 4/29/16	315	314

Heineken N.V., 0.80%, 10/1/15 (2)	765	766

Pernod Ricard S.A., 2.95%, 1/15/17 (1)(2)	1,100	1,140

SABMiller PLC, 6.50%, 7/1/16 (1)(2)	320	358
		2,578

Chemicals – 0.5%

Ineos Finance PLC, 7.50%, 5/1/20 (2)	490	538

INEOS Group Holdings S.A., 6.13%, 8/15/18 (1)(2)	750	778
5.88%, 2/15/19 (2)	870	888
		2,204

Computers – 0.1%

Seagate HDD Cayman, 6.88%, 5/1/20	400	434

Diversified Financial Services – 0.1%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	470	480

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	355	358

Internet – 0.1%

Baidu, Inc., 3.25%, 8/6/18	415	424

Mining – 0.4%

FMG Resources August 2006 Pty Ltd., 6.88%, 4/1/22 (1)(2)	680	733

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Mining – 0.4% – continued

Vedanta Resources PLC, 6.00%, 1/31/19 (1)(2)	$400	$400

Xstrata Finance Canada Ltd., 2.05%, 10/23/15 (2)	615	622
		1,755

Miscellaneous Manufacturing – 0.7%

Bombardier, Inc., 4.25%, 1/15/16 (1)(2)	1,000	1,040
4.75%, 4/15/19 (2)	1,100	1,100

Pentair Finance S.A., 1.88%, 9/15/17	180	179

Tyco Electronics Group S.A., 6.55%, 10/1/17	660	763
		3,082

Oil & Gas – 1.9%

BP Capital Markets PLC, 0.70%, 11/6/15	415	416
2.25%, 11/1/16	675	697

Canadian Natural Resources Ltd., 5.70%, 5/15/17	375	422

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	1,125	1,125

Noble Holding International Ltd., 2.50%, 3/15/17	485	493

Petrobras Global Finance B.V., 3.25%, 3/17/17	2,065	2,071

Petrobras International Finance Co., 3.50%, 2/6/17	1,085	1,097

Shell International Finance B.V., 0.63%, 12/4/15	490	490

Total Capital International S.A., 1.00%, 8/12/16	810	814

Ultra Petroleum Corp., 5.75%, 12/15/18 (1)(2)	820	861
		8,486

Pharmaceuticals – 0.6%

Catamaran Corp., 4.75%, 3/15/21	500	507

Perrigo Co. PLC, 1.30%, 11/8/16 (1)(2)	815	813

Sanofi, 2.63%, 3/29/16	600	624

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.6% – continued

Pharmaceuticals – 0.6% – continued

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	$750	$770
		2,714

Pipelines – 0.1%

TransCanada PipeLines Ltd., 0.88%, 3/2/15	135	136
0.75%, 1/15/16	330	330
		466

Telecommunications – 1.0%

America Movil S.A.B. de C.V., 5.75%, 1/15/15	985	1,022

British Telecommunications PLC, 1.63%, 6/28/16	1,080	1,094

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	1,740	1,888

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (1)(2)	475	490
		4,494

Transportation – 0.1%

Canadian National Railway Co., 1.45%, 12/15/16	265	268
Total Foreign Issuer Bonds
(Cost $41,939)		42,206

U.S. GOVERNMENT AGENCIES – 6.4% (3)

Fannie Mae – 1.5%

Pool #555649, 7.50%, 10/1/32	45	51

Pool #893082, 2.61%, 9/1/36	339	363

Pool #AB3114, 5.00%, 6/1/41	1,134	1,244

Pool #AD0915, 5.50%, 12/1/38	143	159

Pool #AD7061, 5.50%, 6/1/40	247	275

Pool #AI3471, 5.00%, 6/1/41	442	484

Pool #AK0501, 3.00%, 1/1/27	1,227	1,262

Pool #AO0315, 3.00%, 4/1/27	1,460	1,501

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 6.4% (3) – continued

Fannie Mae – 1.5% – continued

Pool #AO4482, 3.00%, 5/1/27	$1,180	$1,214
		6,553

Freddie Mac – 0.2%

Pool #1B3617, 2.56%, 10/1/37	271	290

Pool #848076, 5.48%, 6/1/38	198	213

Series 3730, Class PL, 4.50%, 1/15/33	142	142
		645

Freddie Mac Gold – 0.2%

Pool #A92650, 5.50%, 6/1/40	579	649

Pool #G13387, 5.00%, 4/1/23	275	293
		942

Government National Mortgage Association – 4.0%

Series 2011-41, Class PA, 4.00%, 1/20/41	2,797	2,941

Series 2011-49, Class A, 2.45%, 7/16/38	987	1,001

Series 2012-123, Class A, 1.04%, 7/16/46	2,913	2,697

Series 2012-2, Class A, 1.86%, 6/16/31	1,030	1,042

Series 2012-22, Class AB, 1.66%, 3/16/33	369	370

Series 2013-12, Class KA, 1.50%, 12/16/43	451	442

Series 2013-142, Class AD, 2.25%, 12/16/47	1,418	1,394

Series 2013-146, Class AK, 2.50%, 9/16/44	1,558	1,560

Series 2013-156, Class AG, 2.16%, 10/16/41	1,556	1,551

Series 2013-17, Class AF, 1.21%, 11/16/43	1,298	1,274

Series 2013-176, Class AD, 2.50%, 3/16/42	1,405	1,405

Series 2013-45, Class A, 1.45%, 10/16/40	1,589	1,570

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 6.4% (3) – continued

Government National Mortgage Association – 4.0% – continued

Series 2013-92, Class AB, 2.00%, 2/16/43	$600	$595
		17,842

Government National Mortgage Association II – 0.5%

Pool #82581, 4.00%, 7/20/40	865	915

Pool #83021, 3.00%, 1/20/42	1,238	1,288
		2,203
Total U.S. Government Agencies
(Cost $28,474)		28,185

U.S. GOVERNMENT OBLIGATIONS – 32.7%

U.S. Treasury Inflation Indexed Notes – 1.4%

1.88%, 7/15/15	3,325	4,192

0.13%, 4/15/16	1,930	2,100
		6,292

U.S. Treasury Notes – 31.3%

0.25%, 7/15/15	12,060	12,071

1.25%, 10/31/15	30,440	30,911

0.25%, 2/29/16	19,815	19,762

0.38%, 3/15/16	15,550	15,539

0.88%, 9/15/16	19,570	19,679

0.63%, 10/15/16	19,630	19,598

0.63%, 2/15/17	20,975	20,842
		138,402
Total U.S. Government Obligations
(Cost $144,921)		144,694

	NUMBER OF SHARES	VALUE (000s)

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (4)(5)	4,055,292	$4,055
Total Investment Companies
(Cost $4,055)		4,055

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.09%, 7/24/14 (6)	$800	$800
Total Short-Term Investments
(Cost $800)		800

Total Investments – 99.6%
(Cost $439,762)		439,886

Other Assets less Liabilities – 0.4%		1,901
NET ASSETS – 100.0%		$441,787

(1)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $25,923,000 or 5.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16	3/20/13	$255

ANZ New Zealand Int’l Ltd., 1.40%, 4/27/17	2/20/14	805

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17	3/4/14	834

Bombardier, Inc., 4.25%, 1/15/16	1/9/13	1,000

Continental Rubber of America Corp., 4.50%, 9/15/19	9/18/13	510

Daimler Finance North America LLC, 1.45%, 8/1/16	7/24/13	375

Daimler Finance North America LLC, 1.13%, 3/10/17	3/3/14	1,239

Dominion Gas Holdings LLC, 1.05%, 11/1/16	10/17/13	465

FMG Resources August 2006 Pty Ltd., 6.88%, 4/1/22	1/15/14-1/16/14	747

General Motors Co., 3.50%, 10/2/18	9/24/13	825

Glencore Funding LLC, 1.60%, 1/15/19	5/22/13	1,065

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17	1/8/14	335

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	1/8/14	335

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	1/22/14	$679

INEOS Group Holdings S.A., 6.13%, 8/15/18	5/2/13	750

Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18	12/10/13	1,000

KKR Group Finance Co. LLC, 6.38%, 9/29/20	4/15/13	792

Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/1/19	2/26/13-5/9/13	1,042

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	513

National Australia Bank Ltd., 1.25%, 3/17/17	3/11/14	1,255

NBCUniversal Enterprise, Inc., 0.78%, 4/15/16	3/20/13	1,301

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	398

Pernod Ricard S.A., 2.95%, 1/15/17	1/10/12-4/12/13	1,151

Perrigo Co. PLC, 1.30%, 11/8/16	11/5/13	814

Pioneer Energy Services Corp., 6.13%, 3/15/22	3/4/14	400

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21	4/9/13	290

SABMiller PLC, 6.50%, 7/1/16	12/20/12	378

Samsung Electronics America, Inc., 1.75%, 4/10/17	4/2/12-12/20/12	531

Sun Merger Sub, Inc., 5.25%, 8/1/18	7/19/13	675

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	12/11/13	511

Ultra Petroleum Corp., 5.75%, 12/15/18	12/6/13	820

Univision Communications, Inc., 6.88%, 5/15/19	3/14/13-12/13/13	1,084

Vedanta Resources PLC, 6.00%, 1/31/19	5/23/13	400

Virgin Media Secured Finance PLC, 5.38%, 4/15/21	2/7/13	475

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Volkswagen International Finance N.V., 1.13%, 11/18/16	11/13/13	$925

WM Wrigley Jr Co., 1.40%, 10/21/16	10/16/13	814

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $59,996,000 with net sales of approximately $55,941,000 during the fiscal year ended March 31, 2014.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	37.6%
U.S. Agency	1.8
AAA	13.8
AA	6.3
A	13.5
BBB	15.4
BB	6.4
B	4.2
CCC	0.1
Cash Equivalents	0.9

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Five Year U.S. Treasury Note	(337)	$40,087	Short	6/14	$246
Ten Year U.S. Treasury Note	(51)	6,299	Short	6/14	29
Two Year U.S. Treasury Note	87	19,102	Long	6/14	(31)

Total					$244

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$72,584	(1)	$–	$72,584
Corporate Bonds	–	147,362	(1)	–	147,362
Foreign Issuer Bonds	–	42,206	(1)	–	42,206
U.S. Government Agencies	–	28,185	(1)	–	28,185
U.S. Government Obligations	–	144,694	(1)	–	144,694
Investment Companies	4,055	–		–	4,055
Short-Term Investments	–	800		–	800
Total Investments	$4,055	$435,831		$–	$439,886

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$275	$–	$–	$275
Liabilities
Futures Contracts	(31)	–	–	(31)
Total Other Financial Instruments	$244	$–	$–	$244

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.9% (1)

Fannie Mae – 3.3%

Fannie Mae, 1.88%, 9/18/18	$6,005	$6,064

Pool #555649, 7.50%, 10/1/32	87	99

Pool #893082, 2.61%, 9/1/36	906	968
		7,131

Freddie Mac – 2.5%

Pool #1J0365, 2.67%, 4/1/37	669	716

Pool #1J2840, 2.52%, 9/1/37	1,455	1,554

Pool #1Q0323, 3.03%, 5/1/37	2,552	2,729

Pool #410092, 2.29%, 11/1/24	14	14

Series 3730, Class PL, 4.50%, 1/15/33	499	502
		5,515

Government National Mortgage Association – 13.7%

Series 2011-49, Class A, 2.45%, 7/16/38	2,348	2,381

Series 2012-123, Class A, 1.04%, 7/16/46	2,855	2,644

Series 2013-12, Class KA, 1.50%, 12/16/43	2,008	1,965

Series 2013-142, Class AD, 2.25%, 12/16/47	2,979	2,930

Series 2013-146, Class AK, 2.50%, 9/16/44	2,555	2,559

Series 2013-156, Class AG, 2.16%, 10/16/41	2,552	2,544

Series 2013-17, Class AF, 1.21%, 11/16/43	2,680	2,629

Series 2013-176, Class AD, 2.50%, 3/16/42	2,284	2,284

Series 2013-40, Class AB, 1.30%, 6/16/35	2,298	2,285

Series 2013-45, Class A, 1.45%, 10/16/40	2,649	2,616

Series 2013-92, Class AB, 2.00%, 2/16/43	4,910	4,866
		29,703

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.9% (1) – continued

Government National Mortgage Association II – 1.4%

Pool #82581, 4.00%, 7/20/40	$2,883	$3,050
Total U.S. Government Agencies
(Cost $45,629)		45,399

U.S. GOVERNMENT OBLIGATIONS – 74.1%

U.S. Treasury Notes – 74.1%
1.25%, 10/31/15	20,630	20,949
0.25%, 2/29/16	11,975	11,943
0.38%, 3/31/16	11,000	10,988
0.88%, 9/15/16	6,850	6,888
0.63%, 10/15/16	25,800	25,758
0.63%, 2/15/17	29,735	29,547
0.63%, 8/31/17	33,310	32,745
1.38%, 6/30/18	6,170	6,141
1.50%, 2/28/19	7,000	6,930
1.00%, 9/30/19	10,030	9,551
		161,440
Total U.S. Government Obligations
(Cost $162,106)		161,440

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds – U.S. Government Portfolio, 0.01% (2)(3)	7,141,997	$7,142
Total Investment Companies
(Cost $7,142)		7,142

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.8%

U.S. Treasury Bill, 0.08%, 7/24/14 (4)	$4,000	$3,999
Total Short-Term Investments
(Cost $3,999)		3,999

Total Investments – 100.1%
(Cost $218,876)		217,980

Liabilities less Other Assets – (0.1)%		(247)
NET ASSETS – 100.0%		$217,733

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	At March 31, 2013, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $75,146,000 with net sales of approximately $68,004,000 during the fiscal year ended March 31, 2014.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
10-Year U.S. Treasury Note	(26)	$3,211	Short	6/14	$15

Total					$15

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	90.9%
U.S. Agency	5.8
Cash Equivalents	3.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies	$–	$45,399	(1)	$–	$45,399
U.S. Government Obligations	–	161,440	(1)	–	161,440
Investment Companies	7,142	–		–	7,142
Short-Term Investments	–	3,999		–	3,999

Total Investments	$7,142	$210,838		$–	$217,980

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$15	$–		$–	$15

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.4%

Credit Card – 1.4%

Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	$20,600	$20,590

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	20,000	20,163
		40,753
Total Asset-Backed Securities
(Cost $40,595)		40,753

CORPORATE BONDS – 17.2%

Agriculture – 0.1%

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	2,000	2,003

Auto Manufacturers – 1.8%

Daimler Finance North America LLC, 1.02%, 4/10/14 (1)	10,000	10,002
2.30%, 1/9/15 (1)	3,000	3,038

Hyundai Capital America, 1.63%, 10/2/15 (1)	6,000	6,055
1.45%, 2/6/17 (1)(2)	3,000	2,984

Nissan Motor Acceptance Corp., 1.00%, 3/15/16 (1)	20,000	19,969

Toyota Motor Credit Corp., 0.88%, 7/17/15	10,000	10,057
		52,105

Banks – 7.0%

Bank of America Corp., 1.25%, 1/11/16	7,000	7,037
1.30%, 3/22/18	2,000	2,022
1.28%, 1/15/19	5,000	5,056
1.10%, 4/1/19	10,000	9,990

Bank of America N.A., 1.13%, 11/14/16	11,000	10,970

BB&T Corp., 0.90%, 2/1/19	5,000	5,002

Capital One Financial Corp., 2.13%, 7/15/14	2,000	2,009
2.15%, 3/23/15	4,100	4,162
0.88%, 11/6/15	9,500	9,529

Capital One N.A., 0.68%, 3/22/16	1,000	1,001

Citigroup, Inc., 5.50%, 10/15/14	2,221	2,280

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.2% – continued

Banks – 7.0% – continued
1.30%, 11/15/16	$6,100	$6,097

Fifth Third Bank, 0.90%, 2/26/16	11,000	11,014

Goldman Sachs Group (The), Inc., 6.00%, 5/1/14	5,000	5,022
1.23%, 11/21/14	2,800	2,813
1.60%, 11/23/15	10,000	10,104
1.34%, 11/15/18	9,000	9,081

HSBC USA, Inc., 2.38%, 2/13/15	2,000	2,034
1.11%, 9/24/18	8,000	8,099

JPMorgan Chase & Co., 0.90%, 10/15/15	15,500	15,574
1.13%, 2/26/16	20,000	20,077

Morgan Stanley, 1.75%, 2/25/16	14,245	14,429
1.52%, 4/25/18	4,000	4,078
1.09%, 1/24/19	8,000	8,011

SunTrust Bank, 0.53%, 4/1/15	1,831	1,827

US Bancorp, 3.44%, 2/1/16	5,000	5,219

Wells Fargo & Co., 1.25%, 2/13/15	6,000	6,046
1.16%, 6/26/15	10,500	10,612
		199,195

Beverages – 0.0%

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	1,165	1,176

Computers – 0.2%

Hewlett-Packard Co., 1.78%, 9/19/14	5,000	5,033
2.63%, 12/9/14	1,000	1,013
		6,046

Diversified Financial Services – 2.3%

American Express Credit Corp., 1.08%, 6/24/14	4,495	4,503
1.33%, 6/12/15	8,000	8,092
0.78%, 3/18/19	16,500	16,540

Ford Motor Credit Co. LLC, 1.06%, 3/12/19	24,750	24,750

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.2% – continued

Diversified Financial Services – 2.3% – continued

General Electric Capital Corp., 2.15%, 1/9/15	$10,000	$10,141
		64,026

Electric – 0.7%

Dominion Resources, Inc., 1.25%, 3/15/17	9,000	8,979

NextEra Energy Capital Holdings, Inc., 1.61%, 6/1/14	3,000	3,006

Xcel Energy, Inc., 0.75%, 5/9/16	9,000	8,976
		20,961

Food – 0.3%

ConAgra Foods, Inc., 1.30%, 1/25/16	3,600	3,624

Kellogg Co., 1.13%, 5/15/15	2,000	2,012

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,023
		7,659

Insurance – 0.3%

American International Group, Inc., 3.00%, 3/20/15	9,000	9,215

Iron/Steel – 0.1%

Glencore Funding LLC, 1.70%, 5/27/16 (1)	3,000	3,010

Miscellaneous Manufacturing – 0.1%

Eaton Corp., 0.95%, 11/2/15	3,000	3,010

Office/Business Equipment – 0.1%

Xerox Corp., 1.06%, 5/16/14	2,500	2,502

Oil & Gas – 0.7%

Devon Energy Corp., 1.20%, 12/15/16	10,000	10,000

Marathon Oil Corp., 0.90%, 11/1/15	10,000	10,019
		20,019

Oil & Gas Services – 1.0%

Cameron International Corp., 1.15%, 12/15/16	3,000	2,994

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 17.2% – continued

Oil & Gas Services – 1.0% – continued

Halliburton Co., 1.00%, 8/1/16	$25,500	$25,541
		28,535

Pharmaceuticals – 0.7%

AbbVie, Inc., 1.20%, 11/6/15	17,000	17,145

Mylan, Inc., 1.35%, 11/29/16	3,000	3,006
		20,151

Pipelines – 0.1%

Enterprise Products Operating LLC, 1.25%, 8/13/15	3,300	3,322

Real Estate Investment Trusts – 0.4%

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.00%, 2/6/17 (1)(2)	10,000	10,003

Retail – 0.2%

AutoZone, Inc., 1.30%, 1/13/17	5,000	4,989

Telecommunications – 0.6%

Verizon Communications, Inc., 2.50%, 9/15/16	5,660	5,861
1.98%, 9/14/18	11,623	12,206
		18,067

Transportation – 0.2%

CSX Corp., 6.25%, 4/1/15	4,000	4,221

Trucking & Leasing – 0.3%

GATX Corp., 1.25%, 3/4/17	7,000	6,960
Total Corporate Bonds
(Cost $484,587)		487,175

FOREIGN ISSUER BONDS – 13.5%

Agriculture – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	3,000	3,023

Banks – 10.8%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	18,000	18,024

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.5% – continued

Banks – 10.8% – continued

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	$13,000	$13,107
1.04%, 10/28/16 (1)(2)	10,000	10,058

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	10,000	10,040

Bank of Nova Scotia, 1.85%, 1/12/15	9,000	9,109

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.00%, 2/26/16 (1)	20,000	19,989

BNP Paribas S.A., 2.98%, 12/20/14	2,613	2,663
1.25%, 12/12/16	25,000	25,000

BPCE S.A., 1.49%, 4/25/16	10,000	10,137
1.63%, 2/10/17	3,000	2,996

Commonwealth Bank of Australia, 1.95%, 3/16/15	3,000	3,044

Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.20%, 5/13/14 (1)	7,750	7,784

Credit Agricole S.A., 1.40%, 4/15/16 (1)	19,500	19,764
1.08%, 10/3/16 (1)	10,000	10,082

ING Bank N.V., 1.87%, 9/25/15 (1)	8,500	8,675
1.18%, 3/7/16 (1)	20,000	20,177

Korea Development Bank (The), 1.00%, 1/22/16	4,000	3,994
3.25%, 3/9/16	3,800	3,956

Macquarie Bank Ltd., 2.00%, 8/15/16 (1)	13,000	13,187
1.65%, 3/24/17 (1)(2)	5,000	4,984

National Australia Bank Ltd., 0.96%, 4/11/14 (1)	12,850	12,852
1.60%, 8/7/15	10,000	10,138

Nordea Bank Finland PLC, 1.12%, 4/9/14	7,550	7,551

Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (1)	4,000	4,036

Royal Bank of Canada, 1.15%, 3/13/15	10,000	10,081

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	2,000	2,042

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.5% – continued

Banks – 10.8% – continued

Societe Generale S.A., 1.31%, 10/1/18	$24,000	$24,103

Westpac Banking Corp., 0.99%, 9/25/15	17,000	17,146
		304,719

Diversified Financial Services – 0.1%

Hyundai Capital Services, Inc., 1.03%, 3/18/17 (1)(2)	4,000	4,005

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	2,700	2,722

Leisure Time – 0.1%

Carnival Corp., 1.20%, 2/5/16	2,000	2,012

Mining – 0.5%

Rio Tinto Finance USA PLC, 1.13%, 3/20/15	5,500	5,530

Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)	3,000	3,029
2.05%, 10/23/15 (1)	4,000	4,046
		12,605

Miscellaneous Manufacturing – 0.1%

Pentair Finance S.A., 1.35%, 12/1/15	4,000	4,021

Oil & Gas – 1.0%

BP Capital Markets PLC, 0.87%, 9/26/18	5,000	5,042

Petrobras Global Finance B.V., 1.85%, 5/20/16	18,000	17,797
3.25%, 3/17/17	4,350	4,364

Petrobras International Finance Co., 2.88%, 2/6/15	2,000	2,026
		29,229

Pharmaceuticals – 0.5%

Takeda Pharmaceutical Co. Ltd., 1.03%, 3/17/15 (1)	13,000	13,043

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 13.5% – continued

Sovereign – 0.2%

Republic of Korea, 5.75%, 4/16/14	$6,000	$6,008
Total Foreign Issuer Bonds
(Cost $379,206)		381,387

MUNICIPAL BONDS – 64.6%

Alabama – 0.1%

Alabama State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/16	3,000	3,317

Alaska – 0.1%

Alaska State G.O. Unlimited Bonds, Series A, 2.75%, 8/1/14	2,505	2,527

Alaska State Housing Finance Corp. Revenue Bonds, Series A, State Capital Project (G.O. of Corp. Insured), 5.00%, 12/1/15	1,000	1,077
		3,604

Arizona – 0.1%

Arizona School Facilities Board Refunding COPS, Series A-2, 4.00%, 9/1/15	1,000	1,052

Arizona State University Energy Management LLC Revenue Refunding Bonds, State University Project-Tempe, 5.00%, 7/1/14	1,500	1,518
		2,570

Arkansas – 0.2%

Arkansas State Federal Highway Grant Anticipation G.O. Unlimited Bonds, 5.00%, 4/1/15	2,600	2,726

North Little Rock School District No. 1 Construction G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 2/1/16	1,785	1,925
		4,651

California – 5.6%

Beverly Hills Public Financing Authority Lease Revenue Refunding Bonds, Series A, Project of 2003, 3.00%, 6/1/15	2,985	3,086

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

California – 5.6% – continued

California Municipal Finance Authority MF Housing Revenue Bonds, Series A, Meadowbrook apartments (FHLMC Insured), 0.50%, 4/1/15	$8,800	$8,811

California State Department of Water Supply Resources Revenue Bonds, Series L, 5.00%, 5/1/14	1,000	1,004

California State Department of Water Supply Resources Revenue Bonds, Series M, 5.00%, 5/1/15	5,650	5,945

California State Floating G.O. Unlimited Refunding Bonds, Series A, 0.74%, Mandatory Put 5/1/15	2,500	2,509

California State G.O. Unlimited Refunding Bonds, 5.00%, 2/1/15	5,000	5,201

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/16	5,635	6,245

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/16	1,000	1,105

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series A1, J Paul Getty Trust, 0.34%, Mandatory Put 4/1/16	2,675	2,674

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series B2, J Paul Getty Trust, 0.36%, Mandatory Put 4/1/15	10,000	10,003

California State Infrastructure & Economic Development Bank Various Revenue Refunding Bonds, Series A2, The J Paul Getty Trust, 0.39%, Mandatory Put 4/3/17 (3)	13,800	13,797

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/15	3,000	3,202
5.00%, 9/1/16	7,435	8,240

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 2/1/16	10,500	11,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

California – 5.6% – continued

California Statewide Communities Development Authority Student Housing Revenue Bonds, UCI East Apartments Irvine LLC, Prerefunded, 5.63%, 5/15/15	$4,000	$4,244

Contra Costa Transportation Authority Sales Tax Revenue Refunding Bonds, 0.47%, Mandatory Put 12/15/15	10,600	10,607

Los Angeles Solid Waste Resource Revenue Bonds, Series A, 5.00%, 2/1/16	700	760

Los Angeles Solid Waste Resource Revenue Refunding Bonds, Series B, 5.00%, 2/1/16	10,000	10,855

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/14	3,000	3,037

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/1/15	5,500	5,809

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series A2, 0.21%, Mandatory Put 5/1/15	8,850	8,853

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series C, 4.00%, 10/1/15	3,000	3,175

Sacramento Municipal Utility District Electricity Revenue Bonds, Series U (AGM Insured), 3.38%, 8/15/15	5,000	5,210

San Francisco City & County Public Utilities Commission Revenue Refunding Bonds, Series A, 3.00%, 10/1/15	3,000	3,129
4.00%, 10/1/15	2,000	2,116

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/15	2,000	2,118

State of California G.O. Bonds, Series D, 0.81%, Mandatory Put 12/1/17	5,000	5,017

University of California General Revenue Bonds, Series AF, 5.00%, 5/15/15	10,000	10,551
		158,491

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Colorado – 1.0%

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 3.00%, 3/1/16	$1,100	$1,153

Denver City & County G.O. Unlimited Refunding Bonds, Series A, Better Denver, 5.00%, 8/1/15	6,780	7,218
5.00%, 8/1/16	15,000	16,587

Platte River Power Authority Revenue Bonds, Series II, 4.00%, 6/1/14	4,000	4,026
		28,984

Connecticut – 1.3%

Connecticut State Development Authority PCR Bonds, Series A (AMT), Connecticut Light & Power Project, 1.55%, Mandatory Put 4/1/15	13,815	13,963

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 4.00%, 10/15/16	2,640	2,870

Connecticut State G.O. Unlimited Bonds, Series A, Sifma Index, 0.29%, 3/1/16	1,000	996
0.48%, 3/1/18	1,000	992

Connecticut State G.O. Unlimited Bonds, Series C (NATL Insured), 5.00%, 4/1/14	925	925

Connecticut State G.O. Unlimited Bonds, Series D, Sifma Index, 0.94%, 8/15/18	1,500	1,512

Connecticut State G.O. Unlimited Refunding Bonds, 5.00%, 3/15/15	4,000	4,186

Connecticut State SIFMA Index G.O. Unlimited Bonds, Series B, 0.55%, 3/1/19	1,500	1,501

Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B, 5.00%, 12/1/14	2,760	2,850

Connecticut State Variable G.O. Unlimited Bonds, Series D, 0.35%, 9/15/15	4,000	4,005

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Connecticut – 1.3% – continued

University of Connecticut Revenue Bonds, Series A, 4.00%, 8/15/15	$2,000	$2,105
		35,905

Delaware – 0.1%

University of Delaware Variable Revenue Bonds, Series C, 0.70%, Mandatory Put 5/1/16	2,000	2,002

District of Columbia – 0.7%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series E, 0.66%, 12/1/15	16,775	16,829

Metropolitan Washington D.C. Airports Authority System Revenue Refunding Bonds, Series A (AMT) (AMBAC Insured), 5.00%, 10/1/14	3,500	3,583
		20,412

Florida – 4.5%

Citizens Property Insurance Corp. Adjustable Personal & Commercial Lines Revenue Bonds, Series S, 1.31%, 6/1/15	23,500	23,687

Citizens Property Insurance Corp. High Risk Revenue Bonds, Series A1, Senior Secured, 5.00%, 6/1/15	19,400	20,463
5.00%, 6/1/16	2,000	2,178

Citizens Property Insurance Corp. Revenue Bonds, Series A-3, Floating Senior Secured Coastal Notes (AGM Insured), 1.71%, 6/1/14	5,000	5,010

City of Lakeland Energy System Revenue Variable Revenue Refunding Bonds, 0.81%, 10/1/17	1,000	1,002

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B (State Gtd.), 5.00%, 1/1/15	2,000	2,073

Florida State Board of Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	7,000	7,085

Florida State Board of Governors University of Central Florida Parking Facility Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	1,235	1,249

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Florida – 4.5% – continued

Florida State Board of Governors University System Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/15	$1,000	$1,060

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series A, Capital Outlay, 5.00%, 6/1/14	5,210	5,252

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C (State Gtd.), 5.00%, 6/1/14	4,000	4,033

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C, Capital Outlay, 5.00%, 6/1/15	4,880	5,156

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, Series A, Florida Forever, 5.00%, 7/1/14	3,000	3,036

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/15	3,285	3,477
5.00%, 7/1/16	1,450	1,593

Florida State Turnpike Authority Revenue Bonds, Series B, 5.00%, 7/1/16	7,500	8,263

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/16	5,000	5,509

Florida State Turnpike Authority Revenue Refunding Bonds, Series C, Department of Transportation, 5.00%, 7/1/16	4,430	4,881

Hillsborough County Aviation Authority, Tampa International Airport Revenue Refunding Bonds, Subseries A (AMT), 4.00%, 10/1/15	2,000	2,110

Jacksonville Special Revenue Refunding Bonds, Series C, 5.00%, 10/1/15	1,000	1,071

Jea Electric System Revenue Bonds, Subseries B, 5.00%, 10/1/14	1,000	1,024
5.00%, 10/1/15	900	964

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Florida – 4.5% – continued

Jea St. Johns River Power Park System Revenue Refunding Bonds, Issue Two Series 25, 4.00%, 10/1/14	$13,500	$13,761

Okeechobee County Solid Waste Disposal Management Landfill Variable Revenue Bonds, Series A, 2.25%, Mandatory Put 7/1/16	1,250	1,281

Pasco County School District Sales TRB, 3.00%, 10/1/15	1,000	1,041
3.00%, 10/1/16	1,250	1,324
		127,583

Georgia – 2.8%

Albany Sales Tax G.O. Unlimited Bonds, 2.00%, 6/1/15	1,300	1,327

Atlanta Airport Revenue Refunding Bonds, Series C (AMT), 4.00%, 1/1/16 (3)	2,000	2,122
5.00%, 1/1/17 (3)	2,500	2,776

Atlanta Water & Wastewater Revenue Refunding Bonds, Series B, 5.00%, 11/1/15	3,000	3,225

Burke County Development Authority PCR Bonds, Georgia Power Co. Plant Vogtle Project, 1.20%, 10/1/32	2,000	2,000

Burke County Development Authority PCR Bonds, Vogtle Project, 2.30%, 10/1/32	1,000	1,000

Burke County Development Authority Revenue Bonds, Georgia Power Co. Plant Vogle Project, 1.38%, Mandatory Put 4/4/17	1,000	1,000

Columbia County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 4/1/16	1,800	1,965

Floyd County Development Authority Revenue Bonds, Power Company Plant Hammond, 0.85%, Mandatory Put 11/19/15	3,400	3,411

Georgia State G.O. Unlimited Bonds, Series B, 5.00%, 10/1/14	4,000	4,098

Georgia State G.O. Unlimited Bonds, Series C-1, 5.00%, 10/1/16	13,000	14,462

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Georgia – 2.8% – continued

Georgia State G.O. Unlimited Bonds, Series H, 5.00%, 12/1/16	$6,000	$6,714

Gwinnett County School District Sales Tax G.O. Unlimited Bonds, Series A, 4.00%, 10/1/14	6,500	6,626

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 2.00%, 12/1/14	1,000	1,012

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series A, 0.31%, Mandatory Put 9/1/14	26,100	26,099

Municipal Electric Authority of Georgia Revenue Bonds, Series A, Combined Cycle Project, 4.00%, 11/1/14	1,000	1,022

Private Colleges & Universities Authority Revenue Bonds, Series A, Emory University, 4.00%, 10/1/15	1,390	1,469
		80,328

Hawaii – 0.3%

Hawaii State Airports System Revenue Refunding Bonds (AMT), 5.00%, 7/1/14	1,335	1,351

Hawaii State G.O. Unlimited Refunding Bonds, Series EK, 5.00%, 8/1/16	1,000	1,105

Hawaii State Housing Finance & Development Corp. Multi Family Revenue Bonds, Series A, Halekauwila Place, 0.70%, 12/1/15	6,000	6,005

Maui County G.O. Unlimited Refunding Bonds, 3.00%, 6/1/14	1,400	1,407
		9,868

Idaho – 0.4%

Idaho Housing & Finance Association Unemployment Compensation Revenue Bonds, 4.00%, 8/15/14	10,000	10,142

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 64.6% – continued

Illinois – 0.3%

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B (AMT), Passenger Facility Charge, 5.00%, 1/1/15	$1,250	$1,295

City of Evanston G.O. Refunding Bonds, Series B, 2.00%, 12/1/15	1,920	1,975

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series A, 5.00%, 6/15/14	1,500	1,515
5.00%, 6/15/16	4,000	4,397
		9,182

Iowa – 0.3%

Ankeny G.O. Unlimited Bond Anticipation Project Notes, Series C, 1.00%, 6/1/14	7,450	7,455

Des Moines Waterworks Revenue Refunding Bonds, Series B, 3.00%, 12/1/14	1,000	1,019

Johnston G.O. Unlimited Refunding Bonds, Series A, 4.00%, 6/1/15	1,225	1,279
		9,753

Kansas – 0.0%

Overland Park Internal Improvement G.O. Unlimited Bonds, 4.00%, 9/1/14	770	783

Kentucky – 0.2%

Danville City Water & Sewer Revenue Bonds, BANS, 2.00%, 8/1/16	2,000	2,052

Kentucky State Asset Liability Commission General Receipts Revenue Bonds, Series A, University Project Notes (AMBAC Insured), 5.00%, 10/1/15	2,215	2,372
		4,424

Louisiana – 0.8%

Louisiana Offshore Terminal Authority Revenue Bonds, Series B-1A1, LOOP LLC Project, 1.38%, Mandatory Put 10/1/16	1,000	1,009

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/15	1,000	1,063

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Louisiana – 0.8% – continued

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series B2, Second Lien, 0.66%, Mandatory Put 5/1/18	$20,000	$20,032
		22,104

Maine – 0.1%

South Portland G.O. Unlimited Bonds, 4.00%, 7/15/14	1,500	1,517

Maryland – 3.4%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 4/1/16 (3)	3,215	3,509

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/17	5,500	6,165

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series C, (The) Johns Hopkins Health System, 0.93%, Mandatory Put 11/15/17	5,000	5,021

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series D, (The) Johns Hopkins Health System, 0.93%, Mandatory Put 11/15/17	5,000	5,021

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series A, 3.00%, 3/15/15	1,000	1,027

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 5.00%, 3/15/16	4,150	4,523

Maryland State & Local Facilities Loan of 2013 G.O. Unlimited Bonds, First Series, 5.00%, 3/1/16	4,000	4,353

Maryland State Department of Transportation Revenue Bonds, 4.00%, 2/15/16	4,855	5,183

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Series A, Johns Hopkins Health System, 0.70%, Mandatory Put 5/15/18	15,100	15,077

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Series B, Johns Hopkins Health System, 0.68%, Mandatory Put 5/15/18	11,000	10,974

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Maryland – 3.4% – continued

Maryland State Housing & Community Development Administration Department Variable Revenue Bonds, Series B, 1.01%, Mandatory Put 3/1/16	$1,100	$1,107

Montgomery County G.O. Unlimited Bonds, Series A, 5.00%, 7/1/14	1,800	1,822
5.00%, 11/1/16	12,000	13,389

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 9/15/14	2,935	3,001

Prince Georges County Consolidated Public Improvement G.O. Limited Refunding Bonds, Series B, 5.00%, 9/15/14	2,800	2,862

University System of Maryland Auxilary Facility & Tuition Revenue Bonds, Series A, 5.00%, 4/1/16	4,570	4,989

University System of Maryland Auxilary Facility & Tuition Revenue Refunding Bonds, Series B, 4.00%, 4/1/16	3,500	3,750

University System of Maryland Auxiliary Facility & Tuition Revenue Refunding Bonds, Series A, 3.00%, 4/1/14	3,400	3,400
		95,173

Massachusetts – 3.6%

Boston G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	1,050	1,067

Cambridge Municipal Purpose Loan G.O. Limited Bonds, 2.00%, 2/15/15	3,175	3,228

Massachusetts Development Finance Agency Revenue Bonds, Series P, TUFTS University, 3.00%, Mandatory Put 2/16/16	4,525	4,741

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series A, University of Massachusetts, 0.70%, Mandatory Put 4/1/16	7,500	7,495

Massachusetts Housing Development Finance Agency Revenue Bonds, Colonial Estates, 0.95%, 3/1/16	9,900	9,925

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Massachusetts – 3.6% – continued

Massachusetts Housing Finance Agency Revenue Bonds, Series E, 0.95%, 6/1/16	$4,500	$4,501

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-1, Boston University, 0.64%, Mandatory Put 3/30/17	8,000	8,010

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-6E, Boston University, 0.61%, Mandatory Put 9/30/16	5,000	5,012

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series M, 0.61%, Mandatory Put 1/30/18	24,500	24,496

Massachusetts State Federal Highway Revenue Bonds, Accelerated GANS, Series A, 4.00%, 6/15/16	1,000	1,078

Massachusetts State G.O. Limited Refunding Bonds, Series A, Sifma Index, 0.25%, 2/1/15	7,000	7,003

Massachusetts State G.O. Unlimited Bonds, Series A, 5.00%, 12/1/16	6,000	6,712

Massachusetts State Housing Finance Agency Revenue Bonds, Series C, Construction Loan Notes, 0.95%, 12/1/15	5,000	5,031

Massachusetts State Housing Finance Agency Revenue Bonds, Series F, Construction Loan Notes (G.O. of Agency Insured), 0.65%, 12/1/14	3,500	3,501

Massachusetts State School Building Authority Sales TRB, Series A (NATL-RE Insured), Prerefunded, 5.00%, 8/15/15	2,325	2,477

Nantucket G.O. Limited Refunding Bonds, 2.00%, 10/1/15	1,035	1,063

Springfield State Qualified Municipal Purpose Loan G.O. Limited Bonds (AGM Insured State Aid Withholding), 5.75%, 8/1/14	1,025	1,044

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Massachusetts – 3.6% – continued

University of Massachusetts Building Authority Revenue Refunding Bonds, Senior Series 2 (AMBAC Insured), 4.00%, 11/1/15	$5,000	$5,284
		101,668

Michigan – 1.0%

Michigan State Finance Authority Revenue Bonds, Series A, Unemployment Obligation Assessment, 5.00%, 7/1/14	10,000	10,122

Michigan State Finance Authority Revenue Refunding Bonds, Clean Water Subordinate State Revolving Fund, 5.00%, 10/1/15	1,650	1,769

Michigan State Finance Authority Revenue Refunding Bonds, Drinking Water Subordinate State Revolving Fund, 5.00%, 10/1/15	2,275	2,440

Michigan State G.O. Unlimited Refunding Bonds, 5.50%, 12/1/15	1,075	1,169

Saline Area Schools Variable G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 0.61%, Mandatory Put 11/2/15	12,900	12,885
		28,385

Minnesota – 3.5%

Chaska Independent School District No. 112 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 2.00%, 2/1/15	1,595	1,619

Metropolitan Council Minneapolis-Saintpaul Metropolitan Area G.O. Unlimited Bonds, Series C, Transit Notes, 5.00%, 3/1/16	10,205	11,111

Metropolitan Council Minneapolis- Saintpaul Metropolitan Area G.O. Unlimited GANS, Series A, 1.00%, 3/1/16	38,700	39,112

Minnesota State Appropriation General Fund Revenue Bonds, Series A, 3.00%, 6/1/16	1,500	1,583
4.00%, 6/1/16	2,000	2,153

Minnesota State G.O. Unlimited Bonds, Prerefunded, 5.00%, 11/1/16	7,000	7,809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Minnesota – 3.5% – continued

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/16	$13,670	$15,110

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/14	5,500	5,590
5.00%, 8/1/16	10,000	11,053

Moorhead Independent School Building District No. 152 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 4/1/16	2,500	2,728
		97,868

Municipal States Pooled Securities – 1.2%

BB&T Municipal Trust Variable Revenue Bonds, Series B, Sifma Index (Rabobank Nederland LOC), 0.93%, 8/1/14 (1)(2)	559	560

BB&T Municipal Trust Variable Revenue Bonds, Series C (Rabobank Nederland LOC), 0.56%, 12/1/15	9,089	9,090

Nuveen Dividend Advantage Municipal Fund 3 Tax-Exempt Preferreds (AMT), Important Institutional Municipal Fund, 0.81%, 10/1/17 (1)	25,000	25,000
		34,650

Nebraska – 0.2%

Washington County Wastewater Solid Waste Disposal Facilities Variable Revenue Refunding Bonds (AMT), Cargill, Inc. Projects, 1.38%, Mandatory Put 9/1/15	5,830	5,889

Nevada – 1.3%

Clark County Airport System Revenue Bonds, Series C1 (AMT), Junior Sub Lien, 2.50%, 7/1/15	7,750	7,948

Clark County Airport System Revenue Refunding Bonds, Series A-1 (AMT), Subordinate Lien, 5.00%, 7/1/15 (3)	2,250	2,383
5.00%, 7/1/16 (3)	3,000	3,287

Clark County Highway Improvement Motor Vehicle Fuel Tax Revenue Refunding Bonds, 5.00%, 7/1/14	3,000	3,036

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Nevada – 1.3% – continued

Clark County School District G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 4.00%, 6/15/16	$7,200	$7,744

Nevada Special Revenue Bonds, Unemployment Compensation Fund, 5.00%, 6/1/16	6,500	7,137

Washoe County School Building District G.O. Limited Refunding Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/1/15	5,355	5,655
		37,190

New Hampshire – 0.1%

New Hampshire State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 6/1/14	1,500	1,510

New Jersey – 2.9%

Monmouth County Improvement Authority Revenue Refunding Bonds, Government Pooled Loan (County & Municipal Government Gtd.), 4.00%, 12/1/14	1,000	1,026

New Jersey Building Authority Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	3,000	3,289

New Jersey Environmental Infrastructure Trust Revenue Bonds, 3.00%, 9/1/14	1,000	1,012

New Jersey State EDA Revenue Bonds, Series O, School Facilities Construction, Prerefunded, 5.13%, 3/1/15	24,455	25,565
5.25%, 3/1/15	11,240	11,763

New Jersey State EDA School Facilities Construction Revenue Notes, Series G, Sifma Index, 0.64%, 2/1/15	3,000	3,004

New Jersey State Educational Facilities Authority Revenue Bonds, Series B, Princeton University, 5.00%, 7/1/14	4,000	4,049

New Jersey State Housing & Mortgage Finance Agency Revenue Bonds, Series 4 (AMT), 0.90%, 5/1/15	2,860	2,861

New Jersey State Transportation Program Trust Fund Authority Revenue Bonds, Series AA, 4.00%, 6/15/14	3,000	3,024

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

New Jersey – 2.9% – continued
4.00%, 6/15/15	$6,000	$6,270

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 4.00%, 12/15/15	1,550	1,647
5.00%, 12/15/15	1,435	1,549

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/14	2,000	2,020

New Jersey State Turnpike Authority Revenue Bonds, Series D, 0.74%, Mandatory Put 1/1/18	3,200	3,217

New Jersey State Turnpike Authority Variable Revenue Bonds, Series B, 0.81%, Mandatory Put 12/22/14 (1)(2)	9,000	9,009

Newark G.O. Unlimited Qualified General Improvement Refunding Bonds, Series A (State Aid Withholding), 4.00%, 7/15/14	1,905	1,925
		81,230

New York – 8.7%

Brookhaven G.O. Limited Bonds, Series A, 3.00%, 2/1/17	6,565	6,999

Erie County Industrial Development Agency School Facility Revenue Bonds, City School District Buffalo Project (AGM Insured State Aid Withholding), Escrowed to Maturity, 5.00%, 5/1/14	1,185	1,190

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3A, 0.29%, Mandatory Put 11/1/14	3,600	3,597

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Subseries B-2, 3.00%, 11/1/14	2,000	2,034

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 4.00%, 11/15/14	1,500	1,536

Metropolitan Transportation Authority Revenue Bonds, Series B, 3.00%, 11/15/14	1,250	1,272

Metropolitan Transportation Authority Revenue Bonds, Series B-1, 5.00%, 11/15/14	3,210	3,307

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

New York – 8.7% – continued

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F, 5.00%, 11/15/14	$24,000	$24,724

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries G-4, 0.94%, Mandatory Put 11/1/17	7,000	7,055

New York City G.O. Unlimited Bonds, Series E, 5.00%, 8/1/16	1,220	1,348

New York City G.O. Unlimited Bonds, Series B, 3.00%, 8/1/15	2,000	2,075

New York City G.O. Unlimited Bonds, Series H, 2.00%, 8/1/15	2,500	2,561

New York City G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/16	7,000	7,573

New York City Housing Development Corp. MF Housing Revenue Bonds, Series E-1-A, 0.75%, 11/1/16	2,000	1,996

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B1, 5.00%, 11/1/15	5,000	5,377
5.00%, 11/1/16	3,000	3,341

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/14	14,865	15,289

New York City Trust for Cultural Resources Revenue Bonds, Julliard School, 2.10%, Mandatory Put 7/1/15	3,500	3,575

New York Fiscal 2008 G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/15	3,000	3,192

New York G.O. Unlimited Bonds, Series E, 5.00%, 8/1/15	7,000	7,449

New York G.O. Unlimited Bonds, Series H, Subseries H-B, 5.00%, 3/1/16	4,875	5,309

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/17	2,400	2,691

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

New York – 8.7% – continued

New York State Dormitory Authority Personal Income TRB, Series B, 5.00%, 3/15/15	$6,000	$6,280

New York State Dormitory Authority Personal Income TRB, Series D, 5.00%, 6/15/16	8,000	8,797

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, State University Dormitory Facilities, 4.00%, 7/1/15	1,700	1,780

New York State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/16	10,000	10,898

New York State Mortgage Agency Homeowner Revenue Bonds, Series 164, 1.00%, 4/1/14	1,960	1,960

New York State Thruway Authority General Revenue Bonds, Second Series B (NATL Insured), 5.00%, 4/1/16	10,095	10,793

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, Series A, 4.00%, 4/1/14	2,500	2,500

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.68%, 10/1/17 (1)	15,000	15,000

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 167 (AMT) (G.O. of Authority Insured), 5.00%, 9/15/14	4,000	4,088

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 169 (AMT) (G.O. of Authority Insured), 5.00%, 10/15/14	10,000	10,260

Suffolk County Water Authority Revenue BANS, Series A, 4.00%, 1/15/16	11,500	12,242

Suffolk County Water Authority Revenue BANS, Series B, 3.00%, 1/15/15	10,000	10,229

Suffolk County Water Authority Variable Revenue BANS, Series B, 0.46%, 4/1/14	11,350	11,350

Triborough Bridge & Tunnel Authority General Revenue BANS, Series A, 5.00%, 5/15/15	22,600	23,790

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

New York – 8.7% – continued

Triborough Bridge & Tunnel Authority Variable Revenue Refunding Bonds, General Subseries B-4, 0.62%, Mandatory Put 1/3/17	$3,000	$3,006
		246,463

North Carolina – 2.1%

Charlotte COPS, Series A, 5.00%, 12/1/14	3,000	3,097

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/15	2,225	2,360

Mecklenburg County COPS, Series A, 0.41%, Mandatory Put 2/1/16	10,000	9,945

Mecklenburg County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 10/1/14	3,500	3,585

North Carolina State Capital Improvement Obligation Revenue Bonds, Series C, 5.00%, 5/1/14	5,000	5,020

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 3.50%, 5/1/15	4,000	4,146

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 3.00%, 6/1/15	2,575	2,661

North Carolina State G.O. Unlimited Refunding Bonds, Series E, 5.00%, 5/1/15	16,075	16,922
5.00%, 5/1/16	2,000	2,191

North Carolina State Limited Obligation Revenue Bonds Series A, 5.00%, 5/1/15	6,000	6,315

North Carolina State University at Raleigh General Revenue Refunding Bonds, 3.00%, 10/1/14	1,500	1,522

Winston Salem Limited Obligation Revenue Bonds, Series A (County Gtd.), 4.00%, 3/1/15	1,500	1,553
		59,317

Ohio – 3.2%

Columbus City G.O. Unlimited Bonds, Series A, 3.00%, 2/15/15	17,000	17,426

Columbus City G.O. Unlimited Refunding Bonds, Series 2012-3, 4.00%, 8/15/15	8,485	8,931

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Ohio – 3.2% – continued

Columbus City G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/16	$12,915	$14,023

Franklin County Various Purpose G.O. Limited Tax Bonds, 3.00%, 12/1/15	1,500	1,570

Ohio State Higher Educational Facility Commission Revenue Bonds, Series A-2, Cleveland Clinic Health System Obligation, 0.53%, 1/1/18	2,000	1,998

Ohio State Housing Finance Agency Revenue Notes, Maple Park Place Apartments Project, 0.60%, 12/1/14	2,600	2,605

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/14	2,500	2,540

Ohio State Lease Appropriation Revenue Bonds, Series A, Mental Health, 3.00%, 2/1/16	1,750	1,831

Ohio State Water Development Authority PCR Bonds, Series 2012, Various Loan Fund Notes, 0.46%, Mandatory Put 7/15/15	5,500	5,500

Ohio State Water Development Authority Solid Waste Disposal Variable Revenue Bonds, Waste Management Project, 2.25%, Mandatory Put 7/1/16	1,500	1,537

Ohio State Water Quality Development Authority PCR Bonds, Series F, Prerefunded, 5.00%, 6/1/15	1,000	1,056

Ohio Water Development Authority Water PCR revenue Bonds, 0.46%, Mandatory Put 7/15/16	31,000	31,011
		90,028

Oklahoma – 0.0%

Oklahoma County Independent School District No. 12 Edmond Combined Purpose G.O. Unlimited Bonds, 2.50%, 3/1/15	700	715

Oregon – 0.6%

Metro G.O. Limited Refunding Bonds, Series B, 4.00%, 6/1/14	5,500	5,536

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Oregon – 0.6% – continued

Port of Portland International Airport Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/1/15	$1,550	$1,640

Portland G.O. Limited Tax Revenue Refunding Bonds, Series B, Police Training, 3.00%, 6/1/14	3,000	3,014

Portland G.O. Limited TRB, Milwaukie, 3.00%, 9/1/14	1,000	1,012
4.00%, 9/1/15	1,350	1,422

Portland G.O. Unlimited Bonds, Series A, Public Safety Project, 4.00%, 6/1/14	1,485	1,495

Portland Public Safety Projects & Emerging G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/15/16	1,750	1,926

Tri-County Metropolitan Transportation District Revenue Bonds, Series A, 3.00%, 9/1/14	1,190	1,204
		17,249

Pennsylvania – 1.5%

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A, Waste Management Project, 3.70%, Mandatory Put 5/1/15	1,500	1,547

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 1.75%, Mandatory Put 12/1/15	3,000	3,048

Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/15	4,000	4,244

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 1/1/15	1,890	1,959
5.00%, 10/15/16	4,000	4,454

Pennsylvania State G.O. Unlimited Bonds, Third Series (AGM Insured), 5.00%, 9/1/14	10,000	10,204

Pennsylvania State G.O. Unlimited Refunding Bonds, First Series, 5.00%, 7/1/14	1,700	1,721

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Pennsylvania – 1.5% – continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, First Series, Temple University, 3.00%, 4/1/14	$1,000	$1,000

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 114A (AMT), 0.80%, 4/1/14	750	750
1.05%, 4/1/15	625	627

Pennsylvania Turnpike Commission Variable Revenue Bonds, Series B, 0.46%, 12/1/15	6,000	6,009

Philadelphia G.O. Unlimited Bonds, Series A, 5.00%, 7/15/15	2,070	2,195
5.00%, 7/15/16	1,000	1,100

Philadelphia Water & Wastewater Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	1,500	1,648

State Public School Building Authority Lease Revenue Bonds, School District of Philadelphia Project (State Intercept Program), 5.00%, 4/1/15	1,000	1,046
		41,552

South Carolina – 0.1%

Lexington & Richland School District No. 5 G.O. Unlimited Bonds, Series B (SCSDE Insured), 4.00%, 3/1/15	3,555	3,679

Tennessee – 0.5%

Knox County G.O. Unlimited Bonds, 4.00%, 4/1/14	5,500	5,500

Knoxville G.O. Unlimited Bonds, 2.00%, 5/1/14	2,000	2,003
4.00%, 5/1/15	3,245	3,380

Rutherford County G.O. Unlimited Bonds, 3.00%, 4/1/14	2,315	2,315
		13,198

Texas – 7.0%

Austin Public Property Finance Contractual G.O. Limited Bonds, 3.00%, 5/1/15	1,845	1,902

Beckville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 2/15/17 (3)	980	1,044

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Texas – 7.0% – continued

Calhoun County Independent School Building District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 2/15/16	$5,315	$5,573

City of San Antonio Water System Revenue Refunding Bonds, 0.74%, Mandatory Put 11/1/16	7,500	7,499

Dallas County G.O. Limited Tax Notes, 3.00%, 2/15/16	4,000	4,180

Dallas G.O. Limited Refunding Bonds, Series C, Prerefunded, Escrowed to Maturity, 4.00%, 2/15/15	10	10

Dallas G.O. Limited Refunding Bonds, Series C, Unrefunded Balance, 4.00%, 2/15/15	2,875	2,972

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 8/15/16	3,000	3,251

DeSoto Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 8/15/16	1,035	1,097

Fort Bend Independent School District G.O. Unlimited Refunding Bonds, 3.50%, 2/15/15	1,000	1,029

Grand Parkway Transportation Corp. System Toll Revenue BANS, Series A, 3.00%, 12/15/16	21,000	22,319

Harris County G.O. Limited Refunding Bonds, Series A, 4.00%, 10/1/14	4,500	4,587

Houston Higher Education Finance Corp. Variable Revenue Refunding Bonds, Series B, Rice University, 0.59%, Mandatory Put 11/16/17	38,500	38,660

Houston Independent School District House G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 1.50%, Mandatory Put 6/1/15	10,000	10,133

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 0.88%, Mandatory Put 6/1/16	16,100	16,178

Houston Utility System Revenue Refunding Bond, Series A, Sifma Index, 0.61%, Mandatory Put 6/1/15	2,000	2,003

Lubbock G.O. Limited Refunding Bonds (NATL-RE Insured), 4.00%, 2/15/15	4,470	4,617

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Texas – 7.0% – continued

Midlothian Independent School District G.O. Unlimited Bonds, Series B (PSF-Gtd.), Prerefunded, 2.25%, 8/1/14	$4,300	$4,329

North Texas State Municipal Water District Upper Efork Waste Water Intercept Revenue Refunding & Improvement Bonds, 3.00%, 6/1/15	2,000	2,066

Plano Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/15	5,000	5,213
5.00%, 2/15/15	2,190	2,283

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 5.00%, 10/1/14	1,000	1,022

San Antonio Electric & Gas System Variable Revenue Refunding Bonds, Series B, Junior Lien, 2.00%, Mandatory Put 12/1/15	1,500	1,541

San Antonio General Improvement G.O. Limited Refunding Bonds, 5.00%, 2/1/16	2,600	2,821

San Antonio General Improvement G.O. Limited Bonds, 4.00%, 2/1/15	2,000	2,065

Texas State Highway Improvement G.O. Unlimited Bonds, Series B, 5.00%, 4/1/16	1,500	1,638

Texas State Transportation Commission Highway Fund Floating Revenue Bonds, Series B, First Tier, 0.41%, Mandatory Put 4/1/17 (3)	43,000	43,008

University of Texas Financing System Revenue Refunding Bonds, Series A, 4.00%, 8/15/14	4,500	4,566
		197,606

Utah – 0.4%

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Insured), 4.00%, 6/1/15	6,965	7,274

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Subseries A, 3.00%, 7/1/15	4,000	4,138

Utah State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/14	1,000	1,012
		12,424

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Virginia – 2.1%

Charles City & County IDA Solid Waste Disposal Facility Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.88%, Mandatory Put 4/1/15	$750	$758

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/1/14	8,270	8,390

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/14	2,000	2,065

Norfolk Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 4/1/16	1,405	1,533

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Prerefunded, 5.63%, 6/1/15	2,550	2,712

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series 2, Public Higher Educational Financing Authority (State Intercept Program), 5.00%, 9/1/15	3,105	3,317

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series A, 21st Century College & Equipment, 5.00%, 2/1/15	7,000	7,284

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series A, 21st Century College (State Intercept Program), 5.00%, 2/1/17	4,725	5,289

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program (State Intercept Program), 5.00%, 9/1/15	1,000	1,068

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 4.00%, 5/15/14	5,000	5,024

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, Contract Route 28 Project, 3.00%, 4/1/14	1,500	1,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Virginia – 2.1% – continued

Virginia State Housing Development Authority Commonwealth Mortgage Revenue Bonds, Subseries A-2 (AMT) (G.O. of Authority Insured), 4.30%, 4/1/15	$4,000	$4,009
4.40%, 4/1/16	3,200	3,260

Virginia State Public School Authority Revenue Bonds, 5.00%, 4/15/15	8,035	8,439

Virginia State Public School Authority Revenue Refunding Bonds, Series B, School Financing 1997 Resolution, 5.25%, 8/1/14	1,000	1,017

Virginia State Public School Authority Special Obligation Prince William Revenue Bonds (State Aid Withholding), 5.00%, 7/15/15	3,285	3,490
		59,155

Washington – 1.9%

Central Puget Sound Regional Transportation Authority Revenue Refunding Bonds, Series P-1, 5.00%, 2/1/17	1,500	1,680

Pierce County School District No. 10 Tacoma G.O. Unlimited BANS, 2.00%, 12/1/14	20,000	20,236

Port of Seattle Intermediate Revenue Refunding Bonds, Series B (AMT), 3.00%, 8/1/14	1,000	1,009

Tacoma Electric System Revenue Refunding Bonds, Series A, 5.00%, 1/1/16	1,750	1,890

Washington State G.O. Unlimited Bonds, Series E, 5.00%, 2/1/15	5,320	5,536
5.00%, 2/1/16	5,000	5,422

Washington State Local Agency Personal Property COPS, Series A, 5.00%, 7/1/16	3,765	4,148

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/17	4,500	5,040

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 7/1/15	5,010	5,310

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 64.6% – continued

Washington – 1.9% – continued

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, 5.00%, 7/1/15	$2,500	$2,651

		52,922

West Virginia – 0.0%

Marshall County Board of Education Public School G.O. Unlimited Bonds (NATL-RE Insured), 4.50%, 5/1/15	1,000	1,045

Wisconsin – 0.4%

Madison G.O. Unlimited Promissory Notes, Series A, 5.00%, 10/1/14	4,300	4,405

Northeast Wisconsin Technical College District G.O. Unlimited Promissory Notes, Series B, 2.00%, 4/1/15	1,100	1,120

Wisconsin State G.O. Unlimited Bonds, Series C, Prerefunded, 5.00%, 5/1/14	4,790	4,809

		10,334

Wyoming – 0.0%

Wyoming State Community Development Authority Housing Revenue Bonds, Series 1 (AMT), 4.40%, 12/1/15	1,130	1,168
Total Municipal Bonds
(Cost $1,822,873)		1,826,038

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds – Tax-Exempt Portfolio, 0.01% (4)(5)	83,141,464	$83,141
Total Investment Companies
(Cost $83,141)		83,141

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.7%

California State Municipal Finance Authority Solid Waste Disposal VRDB, Series A, Waste Management, Inc. Project, 2.00%, 9/2/14	$1,000	$1,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.7% – continued

California State Pollution Control Financing Authority Solid Waste Disposal Refunding VRDB, Series A (AMT), Republic Services, 0.55%, 5/1/14 (1)	$7,000	$7,000

California State Pollution Control Financing Authority Solid Waste Disposal Refunding VRDB, Series B, Republic Services, 0.40%, 5/1/14 (1)(2)	2,900	2,900

California State School Cash Reserve Program Authority Revenue Notes, Series O, 2.00%, 12/31/14	3,000	3,028

Citizens Property Insurance Corp. High Risk Account Senior Secured Revenue Bonds, Series A-1, 5.50%, 6/1/14	1,000	1,009

Connecticut State Economic Recovery Variable G.O. Unlimited Bonds, Series A1, 0.39%, 4/15/14	12,000	12,000

Connecticut State Health & Educational Facilities Authority VRDB, Series A-4, Yale University, 5.00%, 2/12/15	6,810	7,099

Houston Independent School District G.O. Limited Tax Refunding VRDB (PSF-Gtd.), 2.00%, 6/1/14	5,000	5,015

Indiana Development Finance Authority Revenue VRDB, Series A, (AMT) PSI Energy Inc. Projects, 0.37%, 4/15/14	12,600	12,600

Indiana State Finance Authority Economic Development VRDB (AMT), Republic Services, Inc. Project, 0.47%, 6/2/14	3,750	3,750

Indiana State Health Facility Financing Authority VRDB, Series A1, Ascension Health Care Group, 1.50%, 8/1/14	5,250	5,271

Indiana State Health Facility Financing Authority VRDB, Series A6, Ascension Health Subordinated Credit, 5.00%, 6/1/14	5,600	5,644

Kentucky State Economic Development Finance Authority Solid Waste Disposal Refunding VRDB, Series B, Republic Services, Inc. Project, 0.32%, 6/2/14	4,545	4,545

Louisa IDA PCR VRDB, Series C, Virginia Electric & Power Co. Project, 1.50%, 12/1/14	2,000	2,008

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.7% – continued

Lowell Limited Obligation Industrial Various Revenue Bonds (AMT), Litehouse, Inc. Project (Fifth Third Bank LOC), 0.47%, 4/15/14	$1,035	$1,035

Michigan State Hospital Finance Authority Refunding VRDB, Series F-3, Ascension Health, 2.63%, 6/30/14	2,100	2,113

Michigan State Hospital Finance Authority VRDB, Ascension Health Care Group, 0.90%, 3/16/15	3,815	3,829

Mission Economic Development Corp. Solid Waste Disposal VRDB, Series A, Republic Services, Inc., 0.35%, 7/1/14	6,000	6,000

Mississippi State Business Finance Corp. Solid Waste Disposal VRDB, Waste Management, Inc. Project, 2.25%, 11/3/14	4,700	4,744

New Jersey State Economic Development Authority Solid Waste Facilities VRDB, Series A (AMT), Disposal Waste Management, 5.30%, 6/1/14	3,500	3,525

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal VRDB (AMT), Waste Management, Inc. Project, 2.63%, 7/1/14	2,970	2,984

Rockport PCR Refunding VRDB, Series A, Michigan Power Co. Project, 6.25%, 6/2/14	2,200	2,221

Whiting Environmental Facilities VRDB, BP Products North America, Inc., 2.80%, 6/2/14	3,540	3,555

Yavapai County IDA Solid Waste Disposal VRDB, Series A (AMT), Waste Management, Inc. Project, 0.63%, 3/2/15	1,250	1,250
Total Short-Term Investments
(Cost $103,994)		104,131

Total Investments – 103.3%
(Cost $2,914,396)		2,922,625

Liabilities less Other Assets – (3.3)%		(94,236)
NET ASSETS – 100.0%		$2,828,389

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $44,503,000 or 1.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ABN AMRO Bank N.V., 1.04%, 10/28/16	10/23/13	$10,000

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.00%, 2/6/17	2/4/14	9,997

BB&T Municipal Trust Variable Revenue Bonds, Series B, Sifma Index (Rabobank Nederland LOC), 0.93%, 8/1/14	7/29/11	559

California State Pollution Control Financing Authority Solid Waste Disposal Various Revenue Refunding Bonds, Series B, Republic Services, 0.40%, 5/1/14	2/3/14	2,900

Hyundai Capital America, 1.45%, 2/6/17	2/3/14	2,998

Hyundai Capital Services, Inc., 1.03%, 3/18/17	3/11/14	4,000

Macquarie Bank Ltd., 1.65%, 3/24/17	3/18/14	5,000

New Jersey State Turnpike Authority Variable Revenue Bonds, Series B, 0.81%, 12/22/14	5/18/12-6/12/13	9,023

(3)	When-Issued Security.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $31,014,000 with net purchases of approximately $52,127,000 during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2014

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	21.1%
AA	33.9
A	28.7
BBB	9.5
A1 (Short Term)	0.8
A2 (Short Term)	0.5
Not rated	2.7
Cash Equivalents	2.8

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$ –	$40,753	(1)	$–	$40,753
Corporate Bonds	–	487,175	(1)	–	487,175
Foreign Issuer Bonds	–	381,387	(1)	–	381,387
Municipal Bonds	–	1,826,038	(1)	–	1,826,038
Investment Companies	83,141	–		–	83,141
Short-Term Investments	–	104,131		–	104,131

Total Investments	$83,141	$2,839,484		$–	$2,922,625

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.2%

Auto Floor Plan – 0.7%

Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	$2,000	$1,992

Ford Credit Floorplan Master Owner Trust, Series 2013-3, Class A1, 0.79%, 6/15/17	2,400	2,408

Ford Credit Floorplan Master Owner Trust, Series 2013-5, Class A2, 0.63%, 9/15/18	3,000	3,007

GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.76%, 7/20/16	2,000	2,002

GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A, 0.60%, 10/20/17	2,000	2,005

Mercedes-Benz Master Owner Trust, Series 2012-BA, Class A, 0.43%, 11/15/16 (1)	1,250	1,250
		12,664

Automobile – 3.7%

Ally Auto Receivables Trust of Lease, Series 2014-SN1, Class A2A, 0.52%, 10/20/16	2,500	2,499

Ally Auto Receivables Trust, Series 2012-5, Class A2, 0.45%, 7/15/15	425	425

Ally Auto Receivables Trust, Series 2012-SN1, Class A2, 0.51%, 12/22/14	93	93

Ally Auto Receivables Trust, Series 2013-1, Class A2, 0.46%, 10/15/15	1,329	1,329

Ally Auto Receivables Trust, Series 2013-2, Class A2A, 0.54%, 7/15/16	3,000	3,003

ARI Fleet Lease Trust, Series 2013-A, Class A2, 0.70%, 12/15/15 (1)	2,849	2,850

CarMax Auto Owner Trust, Series 2013-1, Class A2, 0.42%, 3/15/16	664	664

CarMax Auto Owner Trust, Series 2013-3, Class A2, 0.59%, 8/15/16	4,417	4,421

Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 9/20/18 (1)	2,706	2,706

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.2% – continued

Automobile – 3.7% – continued

Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 1.06%, 3/20/19 (1)	$3,000	$3,010

Ford Credit Auto Lease Trust, Series 2013-A, Class A2, 0.46%, 5/15/15	2,820	2,821

Ford Credit Auto Lease Trust, Series 2013-B, Class A2A, 0.59%, 1/15/16	1,000	1,001

Ford Credit Auto Lease Trust, Series 2014-A, Class A2A, 0.50%, 10/15/16	2,800	2,800

Ford Credit Auto Owner Trust, Series 2013-B, Class A2, 0.38%, 2/15/16	2,722	2,723

Ford Credit Auto Owner Trust, Series 2013-D, Class A2, 0.45%, 8/15/16	3,000	3,001

Honda Auto Receivables Owner Trust, Series 2012-4, Class A2, 0.40%, 4/20/15	1,065	1,065

Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A2, 0.51%, 9/15/15 (1)	3,082	3,082

Hyundai Auto Lease Securitization Trust, Series 2013-B, Class A2, 0.75%, 3/15/16 (1)	8,000	8,017

Hyundai Auto Lease Securitization Trust, Series 2014-A, Class A2, 0.52%, 7/15/16 (1)(2)	1,000	1,000

Hyundai Auto Receivables Trust, Series 2013-A, Class A2, 0.40%, 12/15/15	2,382	2,383

Hyundai Auto Receivables Trust, Series 2013-B, Class A2, 0.53%, 3/15/16	2,689	2,691

M&T Bank Auto Receivables Trust, Series 2013-1A, Class A2, 0.66%, 2/16/16 (1)	2,250	2,253

Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A2, 0.49%, 6/15/15	2,092	2,093

Mercedes-Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	3,000	3,001

Nissan Auto Receivables Owner Trust, Series 2013-A, Class A2, 0.37%, 9/15/15	1,165	1,165

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.2% – continued

Automobile – 3.7% – continued

Volkswagen Auto Lease Trust, Series 2014-A, Class A2A, 0.52%, 10/20/16	$1,300	$1,300

World Omni Auto Receivables Trust, Series 2012-B, Class A2, 0.43%, 11/16/15	850	850
		62,246

Credit Card – 5.9%

American Express Credit Account Master Trust, Series 2012-5, Class A, 0.59%, 5/15/18	4,400	4,403

American Express Credit Account Master Trust, Series 2013-1, Class A, 0.58%, 2/16/21	3,000	3,013

BA Credit Card Trust, Series 2014-A1, Class A, 0.54%, 6/15/21	2,000	2,003

Barclays Dryrock Issuance Trust, Series 2014-1, Class A, 0.53%, 12/16/19	3,500	3,502

Capital One Multi-Asset Execution Trust, Series 2013-A2, Class A2, 0.34%, 2/15/19	3,000	3,000

Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.96%, 9/16/19	3,500	3,487

Chase Issuance Trust, Series 2012-A2, Class A2, 0.43%, 5/15/19	3,000	3,002

Chase Issuance Trust, Series 2012-A3, Class A3, 0.79%, 6/15/17	2,000	2,008

Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	2,000	2,003

Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	5,000	4,999

Chase Issuance Trust, Series 2013-A3, Class A3, 0.44%, 4/15/20	9,000	8,971

Chase Issuance Trust, Series 2013-A6, Class A6, 0.58%, 7/15/20	5,000	5,014

Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	2,000	1,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.2% – continued

Credit Card – 5.9% – continued

Chase Issuance Trust, Series 2014-A1, Class A1, 1.15%, 1/15/19	$2,000	$2,000

Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.11%, 7/23/18	5,000	5,022

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	10,000	10,081

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	5,000	4,975

Discover Card Execution Note Trust, Series 2014-A1, Class A, 0.59%, 7/15/21	5,000	5,012

Dryrock Issuance Trust, Series 2012-1, Class A, 0.31%, 8/15/17	4,500	4,498

First National Master Note Trust, Series 2013-2, Class A, 0.69%, 10/15/19	2,500	2,503

GE Capital Credit Card Master Note Trust, Series 2012-4, Class A, 0.46%, 6/15/18	2,000	1,999

Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 (1)	3,000	3,004

Golden Credit Card Trust, Series 2013-1A, Class A, 0.41%, 2/15/18 (1)	3,000	3,001

Golden Credit Card Trust, Series 2014-2A, Class A, 0.69%, 3/15/21 (1)	4,000	4,002

Master Credit Card Trust II, Series 2013-3A, Class A, 0.59%, 1/22/18 (1)	3,000	3,007

Turquoise Card Backed Securities PLC, Series 2011-1A, Class A, 0.91%, 9/15/16 (1)	3,000	3,002

World Financial Network Credit Card Master Trust, Series 2013-B, Class A, 0.91%, 3/16/20	1,000	997
		100,507

Other – 0.9%

GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A, 0.56%, 4/20/18	4,500	4,512

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.2% – continued

Other – 0.9% – continued

GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 5/23/16	$2,500	$2,501

GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 0.73%, 1/25/16 (1)	2,000	2,004

GE Equipment Transportation LLC, Series 2012-2, Class A2, 0.47%, 4/24/15	104	104

GE Equipment Transportation LLC, Series 2013-1, Class A2, 0.50%, 11/24/15	1,074	1,074

John Deere Owner Trust, Series 2013-A, Class A2, 0.41%, 9/15/15	615	615

Volvo Financial Equipment LLC, Series 2013-1A, Class A2, 0.53%, 11/16/15 (1)	2,396	2,396

Volvo Financial Equipment LLC, Series 2014-1A, Class A2, 0.54%, 11/15/16 (1)(2)	1,500	1,500
		14,706
Total Asset-Backed Securities
(Cost $189,930)		190,123

CORPORATE BONDS – 48.4%

Agriculture – 0.6%

Bunge Ltd. Finance Corp., 5.35%, 4/15/14	4,010	4,016

Reynolds American, Inc., 1.05%, 10/30/15	6,900	6,894
		10,910

Auto Manufacturers – 3.7%

Daimler Finance North America LLC, 0.84%, 1/9/15 (1)	735	738
1.65%, 4/10/15 (1)	1,795	1,810
1.30%, 7/31/15 (1)(2)	3,465	3,489
1.25%, 1/11/16 (1)	1,250	1,257
1.10%, 8/1/18 (1)	5,000	5,053

Hyundai Capital America, 1.63%, 10/2/15 (1)	2,000	2,018
1.88%, 8/9/16 (1)	5,000	5,057

Nissan Motor Acceptance Corp., 1.00%, 3/15/16 (1)	1,000	999
0.79%, 3/3/17 (1)(2)	10,000	10,017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Auto Manufacturers – 3.7% – continued

PACCAR Financial Corp., 1.55%, 9/29/14	$3,200	$3,219
0.84%, 12/6/18	5,500	5,530

Toyota Motor Credit Corp., 1.25%, 11/17/14	10,000	10,062
0.41%, 12/5/14	10,000	10,009
0.53%, 5/17/16	4,000	4,015
		63,273

Banks – 7.3%

Bank of America Corp., 1.25%, 1/11/16	3,000	3,016
1.30%, 3/22/18	6,000	6,066
1.28%, 1/15/19	3,000	3,034
1.10%, 4/1/19	5,000	4,995

Bank of America N.A., 1.13%, 11/14/16	4,700	4,687
1.25%, 2/14/17	3,000	2,987

BB&T Corp., 1.09%, 6/15/18	2,000	2,021

Capital One Financial Corp., 1.39%, 7/15/14	1,500	1,504
2.13%, 7/15/14	2,000	2,009
2.15%, 3/23/15	2,072	2,103
1.00%, 11/6/15	3,000	3,004

Capital One N.A., 0.68%, 3/22/16	2,000	2,002

Citigroup, Inc., 5.50%, 10/15/14	445	457
2.25%, 8/7/15	900	916
1.02%, 4/1/16	5,000	5,034

Fifth Third Bank, 0.64%, 2/26/16	5,000	5,010

Goldman Sachs Group (The), Inc., 5.13%, 1/15/15	2,000	2,070
1.34%, 11/15/18	7,000	7,063

HSBC USA, Inc., 2.38%, 2/13/15	5,000	5,085
1.11%, 9/24/18	3,000	3,037

JPMorgan Chase & Co., 1.88%, 3/20/15	4,050	4,101
0.90%, 10/15/15	3,500	3,517
1.10%, 10/15/15	7,000	7,029
0.85%, 2/26/16	4,250	4,270
1.13%, 2/26/16	3,000	3,012

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Banks – 7.3% – continued
0.76%, 2/15/17	$2,000	$2,002
0.87%, 1/28/19	4,000	3,996

Morgan Stanley, 1.48%, 2/25/16	5,000	5,072
1.52%, 4/25/18	1,000	1,020
1.09%, 1/24/19	4,000	4,006

SunTrust Bank, 0.53%, 4/1/15	5,000	4,990

US Bancorp, 3.44%, 2/1/16	7,100	7,412

Wells Fargo & Co., 1.50%, 7/1/15	7,000	7,081
		123,608

Beverages – 1.8%

Anheuser-Busch Cos. LLC, 5.00%, 1/15/15	1,000	1,035

Anheuser-Busch InBev Worldwide, Inc., 0.60%, 7/14/14	1,900	1,902
1.50%, 7/14/14	3,000	3,008
0.80%, 7/15/15	5,640	5,659

PepsiCo, Inc., 0.75%, 3/5/15	8,000	8,025
0.95%, 2/22/17	2,000	1,990

SABMiller Holdings, Inc., 1.85%, 1/15/15 (1)	2,000	2,019
0.93%, 8/1/18 (1)(2)	7,625	7,683
		31,321

Biotechnology – 0.6%

Amgen, Inc., 1.88%, 11/15/14	3,500	3,528

Gilead Sciences, Inc., 2.40%, 12/1/14	7,000	7,084
		10,612

Computers – 0.9%

Dell, Inc., 0.85%, 4/1/14	3,400	3,400

Hewlett-Packard Co., 1.78%, 9/19/14	2,000	2,013

International Business Machines Corp., 0.88%, 10/31/14	3,000	3,010
0.55%, 2/6/15	1,500	1,504
0.75%, 5/11/15	5,000	5,024
		14,951

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Diversified Financial Services – 7.5%

American Express Credit Corp., 1.33%, 6/12/15	$15,830	$16,012
1.75%, 6/12/15	1,412	1,432
0.75%, 7/29/16	6,200	6,242
0.78%, 3/18/19	8,000	8,019

American Honda Finance Corp., 0.46%, 11/3/14 (1)	1,710	1,712
1.45%, 2/27/15 (1)	2,000	2,020
1.00%, 8/11/15 (1)	6,000	6,035
0.61%, 5/26/16 (1)	2,400	2,411
0.73%, 10/7/16	7,890	7,953

Charles Schwab (The) Corp., 0.85%, 12/4/15	4,000	4,015

Ford Motor Credit Co. LLC, 1.06%, 3/12/19	15,000	15,000

General Electric Capital Corp., 2.15%, 1/9/15	2,000	2,028
0.42%, 10/6/15	6,000	6,002
0.84%, 12/11/15	2,925	2,945
0.44%, 1/8/16	1,992	1,991
0.84%, 1/8/16	1,250	1,259
1.00%, 1/8/16	1,700	1,712
0.89%, 7/12/16	5,000	5,046
0.94%, 4/2/18	2,621	2,646
0.75%, 1/14/19	3,100	3,103

Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (1)	3,000	3,010

Harley-Davidson Funding Corp., 5.75%, 12/15/14 (1)	2,786	2,881

John Deere Capital Corp., 0.40%, 6/16/14	3,000	3,002
0.88%, 4/17/15	2,000	2,011
0.95%, 6/29/15	7,522	7,571
0.70%, 9/4/15	8,000	8,027
0.53%, 10/11/16	3,500	3,507
		127,592

Electric – 1.7%

Alabama Power Co., 0.55%, 10/15/15	2,900	2,898

Dominion Resources, Inc., 1.25%, 3/15/17	5,000	4,989

Duke Energy Carolinas LLC, 5.30%, 10/1/15	5,015	5,359

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Electric – 1.7% – continued

Duke Energy Indiana, Inc., 0.59%, 7/11/16	$2,000	$1,999

Georgia Power Co., 0.75%, 8/10/15	3,720	3,727
0.63%, 11/15/15	1,900	1,899

NextEra Energy Capital Holdings, Inc., 1.61%, 6/1/14	1,000	1,002
1.20%, 6/1/15	2,000	2,009

Xcel Energy, Inc., 0.75%, 5/9/16	5,000	4,986
		28,868

Electronics – 0.2%

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	3,525	3,675

Food – 1.7%

ConAgra Foods, Inc., 1.30%, 1/25/16	2,000	2,013

General Mills, Inc., 0.54%, 1/29/16	1,000	1,001

Kellogg Co., 0.47%, 2/13/15	2,700	2,704
1.13%, 5/15/15	2,000	2,012

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,022

Kroger (The) Co., 1.20%, 10/17/16	2,000	2,002

Sysco Corp., 0.55%, 6/12/15	2,406	2,406

Unilever Capital Corp., 0.45%, 7/30/15	8,500	8,493

WM Wrigley Jr Co., 1.40%, 10/21/16 (1)(2)	7,000	7,030
		29,683

Healthcare – Products – 0.3%

Baxter International, Inc., 0.95%, 6/1/16	5,000	5,014

Healthcare – Services – 0.4%

UnitedHealth Group, Inc., 0.85%, 10/15/15	2,000	2,009

Ventas Realty L.P., 1.55%, 9/26/16	2,000	2,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Healthcare – Services – 0.4% – continued

WellPoint, Inc., 1.25%, 9/10/15	$2,000	$2,013
		6,040

Home Furnishings – 0.1%

Whirlpool Corp., 1.35%, 3/1/17	1,000	998

Insurance – 1.9%

American International Group, Inc., 3.00%, 3/20/15	3,000	3,072

Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	2,362	2,437
0.95%, 8/15/16	4,100	4,121

Berkshire Hathaway, Inc., 0.80%, 2/11/16	4,500	4,522
2.20%, 8/15/16	2,500	2,583

New York Life Global Funding, 0.75%, 7/24/15 (1)	9,305	9,320
0.59%, 5/23/16 (1)	6,000	6,029
		32,084

Internet – 0.9%

Amazon.com, Inc., 0.65%, 11/27/15	10,311	10,333

eBay, Inc., 0.70%, 7/15/15	4,250	4,266
		14,599

Iron/Steel – 0.4%

Glencore Funding LLC, 1.70%, 5/27/16 (1)	6,000	6,020

Machinery – Construction & Mining – 1.0%

Caterpillar Financial Services Corp., 1.05%, 3/26/15	2,000	2,014
1.10%, 5/29/15	2,000	2,013
0.70%, 11/6/15	11,645	11,676

Caterpillar, Inc., 0.95%, 6/26/15	2,030	2,042
		17,745

Media – 1.3%

Comcast Corp., 6.50%, 1/15/15	1,645	1,720

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	4,000	4,087

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Media – 1.3% – continued

NBCUniversal Enterprise, Inc., 0.92%, 4/15/18 (1)(2)	$3,000	$3,018

NBCUniversal Media LLC, 2.10%, 4/1/14	3,475	3,475

Viacom, Inc., 1.25%, 2/27/15	3,000	3,018

Walt Disney (The) Co., 0.45%, 12/1/15	6,400	6,395
		21,713

Mining – 0.1%

Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	2,500	2,514

Miscellaneous Manufacturing – 0.7%

Danaher Corp., 1.30%, 6/23/14	2,000	2,004

Eaton Corp., 0.95%, 11/2/15	4,000	4,014

General Electric Co., 0.85%, 10/9/15	4,000	4,018

Illinois Tool Works, Inc., 0.90%, 2/25/17	2,000	1,986
		12,022

Office/Business Equipment – 0.1%

Xerox Corp., 1.06%, 5/16/14	2,000	2,002

Oil & Gas – 2.4%

Chevron Corp., 0.89%, 6/24/16	1,000	1,005

Devon Energy Corp., 1.20%, 12/15/16	9,500	9,500

Exxon Mobil Corp., 0.38%, 3/15/19	25,000	24,987

Marathon Oil Corp., 0.90%, 11/1/15	1,500	1,503

Phillips 66, 1.95%, 3/5/15	4,000	4,047
		41,042

Oil & Gas Services – 1.5%

Cameron International Corp., 1.60%, 4/30/15	2,000	2,020
1.15%, 12/15/16	3,000	2,993

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Oil & Gas Services – 1.5% – continued

Halliburton Co., 1.00%, 8/1/16	$20,250	$20,283
		25,296

Pharmaceuticals – 4.2%

AbbVie, Inc., 1.20%, 11/6/15	13,690	13,807

Express Scripts Holding Co., 2.10%, 2/12/15	3,000	3,038

GlaxoSmithKline Capital, Inc., 0.70%, 3/18/16	9,500	9,502

Johnson & Johnson, 0.70%, 11/28/16	1,500	1,498

McKesson Corp., 0.95%, 12/4/15	7,600	7,621

Merck & Co., Inc., 2.25%, 1/15/16	3,393	3,493
0.60%, 5/18/18	22,782	22,830

Mylan, Inc., 1.80%, 6/24/16	3,000	3,042
1.35%, 11/29/16	3,000	3,006

Zoetis, Inc., 1.15%, 2/1/16	3,000	3,012
		70,849

Pipelines – 0.5%

Enterprise Products Operating LLC, 3.70%, 6/1/15	5,000	5,165
1.25%, 8/13/15	3,000	3,020
		8,185

Real Estate Investment Trusts – 1.1%

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.00%, 2/6/17 (1)(2)	5,000	5,002

Simon Property Group L.P., 5.75%, 12/1/15	4,062	4,352
6.10%, 5/1/16	4,980	5,451

Ventas Realty L.P./Ventas Capital Corp., 3.13%, 11/30/15	3,000	3,113
		17,918

Retail – 1.7%

AutoZone, Inc., 1.30%, 1/13/17	4,000	3,991

Costco Wholesale Corp., 0.65%, 12/7/15	11,645	11,670

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 48.4% – continued

Retail – 1.7% – continued

CVS Caremark Corp., 1.20%, 12/5/16	$3,000	$3,017

Home Depot (The), Inc., 5.40%, 3/1/16	4,000	4,358

McDonald’s Corp., 0.75%, 5/29/15	4,400	4,417

Starbucks Corp., 0.88%, 12/5/16	2,000	1,992
		29,445

Semiconductors – 0.3%

Broadcom Corp., 2.38%, 11/1/15	1,802	1,846

Texas Instruments, Inc., 0.45%, 8/3/15	3,500	3,501
		5,347

Software – 0.1%

Microsoft Corp., 2.95%, 6/1/14	2,000	2,008

Telecommunications – 3.0%

AT&T, Inc., 0.80%, 12/1/15	5,000	5,003
0.62%, 2/12/16	5,700	5,712

Cisco Systems, Inc., 1.10%, 3/3/17	11,400	11,423
0.73%, 3/1/19	15,000	15,065

Verizon Communications, Inc., 1.25%, 11/3/14	2,500	2,512
0.70%, 11/2/15	1,000	1,001
1.76%, 9/15/16	2,000	2,057
1.98%, 9/14/18	8,150	8,559
		51,332

Trucking & Leasing – 0.4%

GATX Corp., 1.25%, 3/4/17	6,000	5,966
Total Corporate Bonds
(Cost $819,990)		822,632

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COVERED BONDS – 0.1%

Banks – 0.1%

Canadian Imperial Bank of Commerce, 1.50%, 12/12/14 (1)	$2,000	$2,017
Total Covered Bonds
(Cost $2,009)		2,017

FOREIGN ISSUER BONDS – 32.5%

Agriculture – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	1,000	1,008

Auto Manufacturers – 0.8%

Volkswagen International Finance N.V., 0.86%, 4/1/14 (1)	1,595	1,595
1.63%, 3/22/15 (1)	9,470	9,577
1.13%, 11/18/16 (1)(2)	2,600	2,600
		13,772

Banks – 18.3%

Abbey National Treasury Services PLC, 1.82%, 4/25/14	2,000	2,002
1.38%, 3/13/17	5,000	5,007

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	4,500	4,537
1.04%, 10/28/16 (1)(2)	5,000	5,029

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	3,000	3,012
1.25%, 1/10/17	11,500	11,528
0.80%, 5/15/18	3,500	3,509

Bank of England Euro Note, 0.50%, 3/21/16 (1)	6,000	6,006

Bank of Montreal, 0.84%, 4/9/18	5,000	5,018

Bank of Nova Scotia, 0.76%, 7/15/16	1,000	1,005
1.38%, 7/15/16	3,500	3,535
1.10%, 12/13/16	3,000	3,013

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 0.68%, 2/26/16 (1)	6,350	6,356
0.85%, 9/9/16 (1)	5,000	5,023
0.65%, 3/10/17 (1)(2)	2,000	2,001
1.20%, 3/10/17 (1)(2)	4,000	3,991

Banque Federative du Credit Mutuel S.A., 1.09%, 10/28/16 (1)(2)	5,000	5,016
1.09%, 1/20/17 (1)(2)	2,500	2,507

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 32.5% – continued

Banks – 18.3% – continued

Barclays Bank PLC, 3.90%, 4/7/15	$3,000	$3,102
0.81%, 2/17/17	2,200	2,206

BNP Paribas S.A., 2.98%, 12/20/14	8,500	8,661
1.25%, 12/12/16	10,000	10,000

BPCE S.A., 1.49%, 4/25/16	9,000	9,123
1.63%, 2/10/17	1,700	1,698

Canadian Imperial Bank of Commerce, 0.76%, 7/18/16	1,000	1,005
1.35%, 7/18/16	3,000	3,028

Commonwealth Bank of Australia, 1.95%, 3/16/15	3,000	3,044
1.25%, 9/18/15	6,000	6,063
1.13%, 3/13/17	5,500	5,479

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 0.71%, 3/18/16	6,000	6,033

Credit Agricole S.A., 1.40%, 4/15/16 (1)	8,000	8,108
1.08%, 10/3/16 (1)	2,000	2,016

Deutsche Bank A.G., 3.45%, 3/30/15	1,000	1,029

Export-Import Bank of Korea, 1.25%, 11/20/15	8,000	8,048
1.08%, 9/17/16	4,000	4,010

Hana Bank, 1.38%, 2/5/16 (1)(2)	5,000	5,013

HSBC Bank PLC, 3.50%, 6/28/15 (1)	1,500	1,555
0.88%, 5/15/18 (1)	3,000	3,010

ING Bank N.V., 1.87%, 9/25/15 (1)	9,422	9,616
1.18%, 3/7/16 (1)	11,000	11,098

KFW, 0.21%, 7/9/15	1,000	1,000

Korea Development Bank (The), 1.00%, 1/22/16	9,000	8,987

Macquarie Bank Ltd., 2.00%, 8/15/16 (1)	6,500	6,593
1.65%, 3/24/17 (1)(2)	5,000	4,985

National Australia Bank Ltd., 1.37%, 8/7/15	8,000	8,114

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 32.5% – continued

Banks – 18.3% – continued
0.79%, 7/25/16	$500	$503
1.30%, 7/25/16	4,000	4,033
0.67%, 12/2/16 (1)(2)	1,000	1,002
1.25%, 3/17/17 (1)(2)	5,000	4,989

Nederlandse Waterschapsbank N.V., 0.29%, 10/27/14 (1)	1,000	1,000
0.75%, 3/29/16 (1)	3,000	3,008
0.47%, 2/14/18 (1)(2)	8,000	8,000

Nordea Bank Finland PLC, 1.12%, 4/9/14	3,000	3,001

Oesterreichische Kontrollbank A.G., 1.13%, 7/6/15	2,000	2,019

Royal Bank of Canada, 1.92%, 7/30/15	6,000	6,117
0.85%, 3/8/16	2,500	2,506
0.77%, 3/15/19	7,000	7,003

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	3,000	3,064

Societe Generale S.A., 1.31%, 10/1/18	8,000	8,034

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	5,000	5,003

Sumitomo Mitsui Trust Bank Ltd., 1.01%, 9/16/16 (1)(2)	2,000	2,013

Suncorp-Metway Ltd., 1.70%, 3/28/17 (1)(2)	5,000	5,009

Svenska Handelsbanken, 1.04%, 7/17/14	1,700	1,700

Svenska Handelsbanken AB, 0.68%, 3/21/16	2,200	2,209

Westpac Banking Corp., 1.04%, 7/17/15 (1)	2,000	2,018
1.13%, 9/25/15	3,000	3,021
0.95%, 1/12/16	5,500	5,528
1.05%, 11/25/16	4,000	3,996
0.98%, 7/30/18	5,000	5,045
		310,540

Beverages – 0.3%

Heineken N.V., 0.80%, 10/1/15 (1)	5,000	5,007

Chemicals – 0.2%

Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	3,300	3,318

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 32.5% – continued

Diversified Financial Services – 0.2%

Hyundai Capital Services, Inc., 1.03%, 3/18/17 (1)(2)	$3,000	$3,003

Electric – 0.3%

Electricite de France, 0.69%, 1/20/17 (1)(2)	6,000	6,019

Food – 0.2%

Tesco PLC, 2.00%, 12/5/14 (1)	4,000	4,035

Healthcare – Products – 0.3%

Covidien International Finance S.A., 1.35%, 5/29/15	2,000	2,016
2.80%, 6/15/15	3,333	3,417
		5,433

Leisure Time – 0.2%

Carnival Corp., 1.20%, 2/5/16	2,700	2,716

Mining – 0.4%

BHP Billiton Finance USA Ltd., 1.13%, 11/21/14	3,200	3,216
1.00%, 2/24/15	1,000	1,007

Rio Tinto Finance USA PLC, 1.07%, 6/17/16	1,000	1,008

Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (1)	2,000	2,019
		7,250

Miscellaneous Manufacturing – 0.2%

Pentair Finance S.A., 1.35%, 12/1/15	2,000	2,011

Tyco Electronics Group S.A., 1.60%, 2/3/15	1,500	1,514
		3,525

Multi-National – 0.1%

Inter-American Development Bank, 0.22%, 10/15/15	2,500	2,501

Oil & Gas – 6.3%

BP Capital Markets PLC, 1.70%, 12/5/14	5,000	5,043
0.70%, 11/6/15	12,660	12,678
0.66%, 11/7/16	1,000	1,004
0.87%, 9/26/18	5,000	5,042

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 32.5% – continued

Oil & Gas – 6.3% – continued

Canadian Natural Resources Ltd., 1.45%, 11/14/14	$7,000	$7,041
0.61%, 3/30/16	3,000	2,999

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	6,000	5,998

CNPC General Capital Ltd., 1.45%, 4/16/16 (1)	1,000	999

Ensco PLC, 3.25%, 3/15/16	3,500	3,650

Petrobras Global Finance B.V., 1.85%, 5/20/16	10,000	9,888
3.25%, 3/17/17	5,000	5,016

Petroleos Mexicanos, 2.26%, 7/18/18	5,000	5,213

Shell International Finance B.V., 3.10%, 6/28/15	5,000	5,165
0.63%, 12/4/15	5,000	5,003
0.90%, 11/15/16	4,000	4,012

Sinopec Capital 2013 Ltd., 1.25%, 4/24/16 (1)	2,800	2,795

Statoil ASA, 0.53%, 5/15/18	6,000	5,993
0.70%, 11/8/18	6,000	6,035

Total Capital Canada Ltd., 0.62%, 1/15/16	4,140	4,163

Total Capital International S.A., 1.00%, 8/12/16	3,000	3,015
1.00%, 1/10/17	1,200	1,205
0.81%, 8/10/18	2,500	2,517

Total Capital S.A., 3.13%, 10/2/15	2,000	2,078
		106,552

Oil & Gas Services – 0.2%

Schlumberger Investment S.A., 0.78%, 9/12/14 (1)	3,100	3,108

Pharmaceuticals – 1.6%

GlaxoSmithKline Capital PLC, 0.75%, 5/8/15	13,455	13,512

Sanofi, 1.20%, 9/30/14	4,131	4,149
2.63%, 3/29/16	4,877	5,068

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 32.5% – continued

Pharmaceuticals – 1.6% – continued

Takeda Pharmaceutical Co. Ltd., 1.03%, 3/17/15 (1)	$4,750	$4,766
		27,495

Pipelines – 0.4%

TransCanada PipeLines Ltd., 0.88%, 3/2/15	5,000	5,020
0.75%, 1/15/16	1,600	1,601
		6,621

Regional – 0.7%

Province of Ontario Canada, 0.38%, 4/1/15	2,000	2,003
0.29%, 8/13/15	2,790	2,789
1.00%, 7/22/16	5,000	5,026

Province of Quebec Canada, 4.88%, 5/5/14	2,000	2,008
		11,826

Sovereign – 1.5%

Japan Bank for International Cooperation, 2.25%, 7/13/16	3,000	3,099

Kommunalbanken AS, 0.37%, 10/31/16 (1)(2)	1,092	1,092

Kommuninvest I Sverige AB, 0.26%, 3/26/15 (1)	1,000	1,000

Republic of Korea, 5.75%, 4/16/14	10,693	10,706

Svensk Exportkredit AB, 0.63%, 5/31/16	1,500	1,500
0.41%, 6/12/17	8,000	8,003
		25,400

Telecommunications – 0.2%

Vodafone Group PLC, 0.62%, 2/19/16	3,400	3,402
Total Foreign Issuer Bonds
(Cost $550,260)		552,531

U.S. GOVERNMENT AGENCIES – 1.2% (3)

Federal Farm Credit Bank – 0.1%

1.05%, 3/28/16	1,225	1,241

Federal Home Loan Bank – 0.7%
0.65%, 9/19/16	3,000	2,996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 1.2% (3) – continued

Federal Home Loan Bank – 0.7% – continued
0.90%, 3/10/17	$8,000	$7,956
0.95%, 3/27/17	2,000	1,988
		12,940

Freddie Mac – 0.4%
0.50%, 1/28/16	3,000	2,999
1.00%, 1/23/17	3,850	3,849
		6,848
Total U.S. Government Agencies
(Cost $21,086)		21,029

U.S. GOVERNMENT OBLIGATIONS – 3.5%

U.S. Treasury Notes – 3.5%
0.25%, 12/31/15	10,000	9,987
2.00%, 1/31/16	5,000	5,149
0.38%, 3/15/16	5,000	4,997
0.25%, 5/15/16	5,000	4,974
0.63%, 7/15/16	5,000	5,006
0.63%, 11/15/16	7,000	6,980
0.63%, 12/15/16	13,000	12,950
0.63%, 2/15/17	10,000	9,937
		59,980
Total U.S. Government Obligations
(Cost $60,045)		59,980

MUNICIPAL BONDS – 1.3%

California – 0.4%

Orange County Pension Obligation TRB, Series A, 0.76%, 6/30/14	7,000	7,006

Maine – 0.1%

Maine State Municipal Bond Bank Liquor Operation TRB, 1.07%, 6/1/15	2,200	2,219

New Jersey – 0.2%

Hudson County Improvement Authority Taxable Revenue Pooled Notes, Series P2 (County Gtd.), 1.00%, 5/23/14	2,000	2,002

Hudson County Improvement Authority Taxable Revenue Pooled Notes, Series S2 (County Gtd.), 1.25%, 12/10/14	1,950	1,964
		3,966

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.3% – continued

New York – 0.3%

New York City Taxable G.O. Unlimited Bonds, Subseries D2, 1.00%, 8/1/16	$4,650	$4,666

Pennsylvania – 0.3%

Philadelphia Authority for Industrial Development City Service Agreement TRB, 1.20%, 4/1/14	5,000	5,000
Total Municipal Bonds
(Cost $22,811)		22,857

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (4)(5)	28,526,674	$28,527
Total Investment Companies
(Cost $28,527)		28,527

Total Investments – 99.9%
(Cost $1,694,658)		1,699,696

Other Assets less Liabilities – 0.1%		934
NET ASSETS – 100.0%		$1,700,630

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $101,008,000 or 5.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

ABN AMRO Bank N.V., 1.04%, 10/28/16	10/23/13	$5,000

ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.00%, 2/6/17	2/4/14	4,999

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 0.65%, 3/10/17	3/17/14	2,001

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17	3/4/14	$3,996

Banque Federative du Credit Mutuel S.A., 1.09%, 10/28/16	10/22/13	5,000

Banque Federative du Credit Mutuel S.A., 1.09%, 1/20/17	1/14/14	2,500

Daimler Finance North America LLC, 1.30%, 7/31/15	1/3/14	3,501

Electricite de France, 0.69%, 1/20/17	1/13/14	6,000

Hana Bank, 1.38%, 2/5/16	1/10/14	5,005

Hyundai Auto Lease Securitization Trust, Series 2014-A, Class A2, 0.52%, 7/15/16	3/12/14	1,000

Hyundai Capital Services, Inc., 1.03%, 3/18/17	3/11/14	3,000

Kommunalbanken AS, 0.37%, 10/31/16	1/6/14	1,093

Macquarie Bank Ltd., 1.65%, 3/24/17	3/18/14	5,000

National Australia Bank Ltd., 0.67%, 12/2/16	1/2/14	1,001

National Australia Bank Ltd., 1.25%, 3/17/17	3/11/14	4,999

NBCUniversal Enterprise, Inc., 0.92%, 4/15/18	11/22/13	3,024

Nederlandse Waterschapsbank N.V., 0.47%, 2/14/18	2/7/14-2/20/14	8,000

Nissan Motor Acceptance Corp., 0.79%, 3/3/17	2/25/14	10,000

SABMiller Holdings, Inc., 0.93%, 8/1/18	2/28/14-3/6/14	7,685

Sumitomo Mitsui Trust Bank Ltd., 1.01%, 9/16/16	11/5/13	2,015

Suncorp-Metway Ltd., 1.70%, 3/28/17	3/25/14	5,000

Volkswagen International Finance N.V., 1.13%, 11/18/16	11/13/13	2,599

Volvo Financial Equipment LLC, Series 2014-1A, Class A2, 0.54%, 11/15/16	2/25/14	1,500

WM Wrigley Jr Co., 1.40%, 10/21/16	10/17/13	7,041

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2014

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $6,932,000 with net purchases of approximately $21,595,000 during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	3.5%
U.S. Agency	1.2
AAA	14.3
AA	20.3
A	41.1
BBB	17.2
B	0.2
A1 (Short Term)	0.2
Not Rated	0.3
Cash Equivalents	1.7

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$190,123	(1)	$–	$190,123
Corporate Bonds	–	822,632	(1)	–	822,632
Covered Bonds	–	2,017	(1)	–	2,017
Foreign Issuer Bonds	–	552,531	(1)	–	552,531
U.S. Government Agencies	–	21,029	(1)	–	21,029
U.S. Government Obligations	–	59,980	(1)	–	59,980
Municipal Bonds	–	22,857	(1)	–	22,857
Investment Companies	28,527	–		–	28,527
Total Investments	$28,527	$1,671,169		$–	$1,699,696

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.1% (1)

Fannie Mae – 3.1%
1.88%, 9/18/18	$650	$657

Pool #555649, 7.50%, 10/1/32	90	101

Pool #893082, 2.61%, 9/1/36	280	300
		1,058

Freddie Mac – 3.3%

Pool #1J0365, 2.67%, 4/1/37	384	411

Pool #1J2840, 2.52%, 9/1/37	616	658

Pool #410092, 2.29%, 11/1/24	39	39

Series 3730, Class PL, 4.50%, 1/15/33	32	33
		1,141

Government National Mortgage Association – 14.4%

Series 2011-49, Class A, 2.45%, 7/16/38	346	351

Series 2012-123, Class A, 1.04%, 7/16/46	500	463

Series 2013-12, Class KA, 1.50%, 12/16/43	353	345

Series 2013-142, Class AD, 2.25%, 12/16/47	491	483

Series 2013-146, Class AK, 2.50%, 9/16/44	422	422

Series 2013-156, Class AG, 2.16%, 10/16/41	421	420

Series 2013-17, Class AF, 1.21%, 11/16/43	472	463

Series 2013-176, Class AD, 2.50%, 3/16/42	362	362

Series 2013-40, Class AB, 1.30%, 6/16/35	400	398

Series 2013-45, Class A, 1.45%, 10/16/40	462	456

Series 2013-92, Class AB, 2.00%, 2/16/43	772	766
		4,929

Government National Mortgage Association I – 0.1%

Pool #268360, 10.00%, 4/15/19	8	8

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.1% (1) – continued

Government National Mortgage Association I – 0.1% – continued

Pool #270288, 10.00%, 6/15/19	$14	$14
		22

Government National Mortgage Association II – 1.2%

Pool #82581, 4.00%, 7/20/40	379	401
Total U.S. Government Agencies
(Cost $7,565)		7,551

U.S. GOVERNMENT OBLIGATIONS – 74.5%

U.S. Treasury Notes – 74.5%
1.25%, 10/31/15	1,680	1,706
0.25%, 2/29/16	3,355	3,346
0.38%, 3/31/16	1,000	999
0.88%, 9/15/16	560	563
0.63%, 10/15/16	540	539
0.63%, 2/15/17	3,885	3,860
0.63%, 8/31/17	3,840	3,775
1.38%, 6/30/18	670	667
1.50%, 2/28/19	3,245	3,213
1.00%, 9/30/19	1,090	1,038
2.00%, 2/28/21	4,305	4,223
2.75%, 2/15/24	1,490	1,493
		25,422
Total U.S. Government Obligations
(Cost $25,560)		25,422

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – U.S. Government Portfolio, 0.01% (2)(3)	158,365	$158
Total Investment Companies
(Cost $158)		158

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.9%

U.S. Treasury Bill, 0.08%, 7/24/14	$1,000	$1,000
Total Short-Term Investments
(Cost $1,000)		1,000

Total Investments – 100.0%
(Cost $34,283)		34,131

Other Assets less Liabilities – 0.0%		15
NET ASSETS – 100.0%		$34,146

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	At March 31, 2013, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $8,188,000 with net sales of approximately $8,030,000 during the fiscal year ended March 31, 2014.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	93.1%
U.S. Agency	6.4
Cash Equivalents	0.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies	$ –	$7,551	(1)	$–	$7,551
U.S. Government Obligations	–	25,422	(1)	–	25,422
Investment Companies	158	–		–	158
Short-Term Investments	–	1,000		–	1,000

Total Investments	$158	$33,973		$–	$34,131

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2014

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BANS	Bond Anticipation Notes
COPS	Certificates of Participation
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
G.O.	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LOC	Line of Credit
NATL-RE	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PSF	Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
SCSDE	South Carolina State Department of Education
SFM	Single Family Mortgage
TRB	Tax Revenue Bonds
VRDB	Variable Rate Demand Bonds

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to November 17, 2012, the Core Bond Fund and Short Bond Fund operated as the Core Bond Portfolio and Short Bond Portfolio (the “Predecessor Funds”), investment portfolios of the Northern Institutional Funds. The Predecessor Funds were authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C Share and Class D Share classes of the Predecessor Funds were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of the Predecessor Funds had their shares automatically converted to Class A Shares of the same Predecessor Fund on the basis of the relative net asset value per share of the respective share classes as of the close of business on November 28, 2011. On November 16, 2012, the Predecessor Funds were reorganized into the Core Bond Fund and Short Bond Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 9, 2012 (the “Reorganization”). At the time of Reorganization, each Predecessor Fund transferred all of its assets to the corresponding Fund in exchange for shares of the corresponding Fund and the Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Class A shares received shares of the corresponding Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Core Bond Fund and Short Bond Fund had no net assets or operations and therefore, activity shown in the Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations, changes in net assets and financial highlights of the Predecessor Funds. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding Fund for accounting and tax purposes.

The Core Bond and Short Bond Funds’ fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2014, the Core Bond Fund had entered into exchange-traded long futures contracts; the Fixed Income Fund and Short Bond Fund had both entered into exchange-traded long and short futures contracts; and the Short-Intermediate U.S. Government Fund had entered into exchange-traded short futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $1,000,000, $13,597,000, $800,000 and $3,999,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the NYSE at generally 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2014.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2014, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which the Funds have agreed to pledge cash and/or securities as collateral to certain counterparties to secure the repayment of the Funds’ obligations to those counterparties under the MSFTA. No collateral has been pledged for the Funds as of March 31, 2014.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. Prior to October 1, 2013, the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charged a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses. Effective October 1, 2013, redemption fees have been eliminated on the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds. As of such effective date, redemption fees will not be charged to these two Funds regardless of when shares were purchased.

Redemption fees for the fiscal year ended March 31, 2014, were approximately $244,000, $43,000, and $4,000 for the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds, respectively. Redemption fees for the fiscal year ended March 31, 2013, were approximately $118,000 and $6,000 for the High Yield Fixed Income and Tax-Advantaged Ultra-Short Fixed Income Funds, respectively. The Ultra-Short Fixed Income Fund did not have any redemption fees for the fiscal year ended March 31, 2013. This amount is included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

J) FUND SECURITIES LOANED The Predecessor Funds participated in Northern Trust’s securities lending program and loaned a portion of their investment portfolios to securities lending borrowers (e.g. brokers approved by Northern Trust). Northern Trust received collateral for the Predecessor Funds, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Predecessor Funds in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Predecessor Funds held invested cash collateral in the Northern Institutional Funds Liquid Assets Portfolio, an affiliated money market fund. Non-cash collateral was held in custody for the Predecessor Funds. The Predecessor Funds did not exercise effective control over the non-cash collateral received. The value of the collateral was monitored daily to ensure the value of such collateral met or exceeded the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral might have been subject to legal proceedings.

The Predecessor Funds earned income on portfolio securities loaned, and received compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Predecessor Funds from securities lending was based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Predecessor Funds paid fees to Northern Trust for administering the securities lending program. The fees were typically based on a percentage of the revenue generated from the lending activities.

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$113	$(113)	$ —
Fixed Income	2,360	(2,374)	14
Short Bond	213	(189)	(24)
Short-Intermediate U.S. Government	293	(293)	—
U.S. Government	37	(37)	—

L) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013 through the fiscal year ended March 31, 2014, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Core Bond	$30
Fixed Income	2,515
Short-Intermediate U.S. Government	28
U.S. Government	71

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Predecessor Funds, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2014, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (in thousands):

Fund	MARCH 31, 2015	MARCH 31, 2016
Short Bond	$308	$932

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Fund	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Core Bond	$626	$ —
Fixed Income	20,004	—
Short Bond	321	—
Short-Intermediate U.S. Government	3,009	420
U.S. Government	1,008	92

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Core Bond	$ —	$48	$ —	$1,107
Fixed Income	—	68	—	31,985

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
High Yield Fixed Income	$ —	$13,607	$39,398	$188,566
Short Bond	—	—	—	98
Short-Intermediate U.S. Government	—	27	—	(922)
Tax-Advantaged Ultra-Short Fixed Income	39	389	125	8,229
Ultra-Short Fixed Income	—	399	176	5,039
U.S. Government	—	99	—	(173)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$2,109	$107
Fixed Income	—	52,794	8,113
High Yield Fixed Income	—	350,869	97,882
Short Bond	—	5,157	—
Short-Intermediate U.S. Government	—	1,064	—
Tax-Advantaged Ultra-Short Fixed Income	6,841	7,715	542
Ultra-Short Fixed Income	—	9,584	470
U.S. Government	—	304	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year and period ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$2,184	$749
Fixed Income	—	79,197	7,036
High Yield Fixed Income	—	405,683	—
Short Bond	—	798	—
Short-Intermediate U.S. Government	—	8,408	898
Tax-Advantaged Ultra-Short Fixed Income	$6,803	$5,708	$ —
Ultra-Short Fixed Income	—	6,667	766
U.S. Government	—	2,073	31

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$4,801	$543
Short Bond	—	2,339	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.
As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2011 through March 31, 2013, or November 30, 2011 through November 30, 2012, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the High Yield Fixed Income and U.S. Government Funds’ borrowings were $42,875,000 and $100,000, respectively, and the weighted average interest rates on these borrowings were 1.19 and 1.16 percent, respectively, for the fiscal year ended March 31, 2014. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The advisory fees for the Funds for the fiscal year ended March 31, 2014, were based on the following annual rates as set forth in the table below. The table below also sets forth the contractual expense limitations for the fiscal year ended March 31, 2014 for the Funds.

	CONTRACTUAL ANNUAL ADVISORY FEE			CONTRACTUAL
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATION
Core Bond	0.40%	0.38%	0.36%	0.40%
Fixed Income	0.40%	0.38%	0.36%	0.45%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.80%
Short Bond	0.40%	0.38%	0.36%	0.40%
Short-Intermediate U.S. Government	0.40%	0.38%	0.36%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
Ultra-Short Fixed Income	0.15%	0.141%	0.135%	0.25%
U.S. Government	0.70%	0.66%	0.63%	0.40%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

NTI also acted as administrator to the Predecessor Funds and NTI was entitled to an administration fee from the Predecessor Funds at the annual rate of 0.10 percent of the average daily net assets of each Predecessor Fund. Under the administration agreement with Northern Institutional Funds, NTI, as administrator, had agreed to reimburse expenses (including fees payable to NTI for its services as administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, each Predecessor Fund’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceeded on an annualized basis 0.10 percent of the Predecessor Fund’s average daily net assets.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio (the “Portfolios”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the SEC. The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio; the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the U.S. Government Portfolio; and the Tax-Advantaged Ultra-Short Fixed Income Fund currently invests uninvested cash in the Tax Exempt Portfolio. Accordingly, each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Diversified Assets Portfolio, U.S. Government Portfolio or the Tax Exempt Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Core Bond	$900,309	$62,143	$897,191	$49,878
Fixed Income	13,622,458	860,150	13,959,195	938,367
High Yield Fixed Income	—	4,979,852	—	5,191,366
Short Bond	1,319,198	228,076	1,254,217	148,819
Short-Intermediate U.S. Government	3,388,915	1,700	3,463,446	1,704
Tax-Advantaged Ultra-Short Fixed Income	89,716	1,264,443	89,775	788,234
Ultra-Short Fixed Income	114,616	927,972	133,759	336,247
U.S. Government	668,572	250	689,591	250

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Core Bond	$1,498	$(390)	$1,108	$101,246
Fixed Income	37,915	(5,930)	31,985	1,459,358
High Yield Fixed Income	212,628	(24,062)	188,566	5,481,327
Short Bond	1,863	(1,764)	99	439,787
Short-Intermediate U.S. Government	388	(1,309)	(921)	218,901
Tax-Advantaged Ultra-Short Fixed Income	9,112	(883)	8,229	2,914,396
Ultra-Short Fixed Income	5,693	(655)	5,038	1,694,658
U.S. Government	91	(264)	(173)	34,304

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	6,490	$66,972	146	$1,496	(3,854)	$(39,635)	2,782	$28,833
Fixed Income	31,041	317,664	1,442	14,662	(53,577)	(547,139)	(21,094)	(214,813)
High Yield Fixed Income	188,641	1,429,036	17,466	131,215	(223,433)	(1,694,016)	(17,326)	(133,765)
Short Bond	18,920	361,790	112	2,144	(12,019)	(229,621)	7,013	134,313
Short-Intermediate U.S. Government	4,657	45,708	39	388	(9,349)	(91,918)	(4,653)	(45,822)
Tax-Advantaged Ultra-Short Fixed Income	198,406	2,014,220	289	2,938	(141,158)	(1,432,890)	57,537	584,268
Ultra-Short Fixed Income	123,978	1,266,443	359	3,672	(65,725)	(671,414)	58,612	598,701
U.S. Government	221	2,134	12	112	(1,700)	(16,361)	(1,467)	(14,115)

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

Transactions in capital shares for the fiscal year or period ended March 31, 2013 were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	817		$8,649		216	$2,292	(1,467)	$(15,531)	(434)	$(4,590)
Fixed Income	43,400	*	465,632	*	3,414	36,243	(38,921)	(413,818)	7,893	88,057
High Yield Fixed Income	237,747		1,751,741		5,892	43,829	(208,840)	(1,557,494)	34,799	238,076
Short Bond	8,371		161,223		27	513	(740)	(14,260)	7,658	147,476
Short-Intermediate U.S. Government	10,124	**	103,401	**	729	7,298	(15,469)	(157,497)	(4,616)	(46,798)
Tax-Advantaged Ultra-Short Fixed Income	198,095		2,009,648		235	2,389	(110,201)	(1,117,669)	88,129	894,368
Ultra-Short Fixed Income	97,221		993,145		295	3,010	(35,410)	(361,555)	62,106	634,600
U.S. Government	651		6,533		173	1,710	(1,946)	(19,563)	(1,122)	(11,320)

*	Numbers include assets received in connection with fund reorganization of approximately 13,687,000 in shares sold and $148,529,000 in proceeds from shares sold. For further information on the reorganization, see Note 11.

**	Numbers include assets received in connection with fund reorganization of approximately 5,685,000 in shares sold and $58,385,000 in proceeds from shares sold. For further information on the reorganization, see Note 11.

Transactions in capital shares/Class A shares for the fiscal year ended November 30, 2012 for the Core Bond and Short Bond Funds were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	8,841	$96,855	407	$4,316	(10,141)	$(110,797)	(893)	$(9,626)
Short Bond	14,940	287,272	70	1,332	(13,159)	(253,351)	1,851	35,253

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2014:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Core Bond	Interest rate contracts	Net Assets — Unrealized appreciation	$—	*	Net unrealized depreciation	$(17	)*
Fixed Income	Interest rate contracts	Net Assets — Unrealized appreciation	86	*	Net unrealized depreciation	(124	)*
Short Bond	Interest rate contracts	Net Assets — Unrealized appreciation	275	*	Net unrealized depreciation	(31	)*
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets — Unrealized appreciation	15	*	Net unrealized depreciation	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported in the Statements of Assets and Liabilities.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2014:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$(121)
Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	643
Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	(18)
Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(799)
U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(188)

Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(28)
Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	486
Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	309
Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	159
U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	36

Volume of derivative activity for the fiscal year ended March 31, 2014*:

	FUTURES INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Core Bond	5	$2,133
Fixed Income	12	71,952
Short Bond	21	16,691
Short-Intermediate U.S. Government	11	19,839
U.S. Government	10	3,384

*	Activity during the period is measured by number of trades during the year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. REORGANIZATION

On August 9, 2012, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the series of Northern Institutional Funds (“NIF”) listed in the table below (each an “Acquired Fund”) into a corresponding series of the Trust as set forth below under the heading Acquiring Fund (each an “Acquiring Fund”). Pursuant to the Plan, all of the assets of each Acquired Fund were transferred to the corresponding Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the corresponding Acquiring Fund’s assumption of all

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014

of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Funds was carried forward to the corresponding Acquiring Funds for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of Class A shares of each Acquired Fund held shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on October 26, 2012 and October 29, 2012 as set forth in the table.

	ACQUIRED FUND		ACQUIRING FUND
Amounts in thousands except Share Conversion Ratio	NIF Bond Portfolio*	NIF U.S. Government Securities Portfolio*	NF Fixed Income Fund	NF Short-Intermediate U.S. Government Fund
SHARE CONVERSION RATIO	2.00010	1.950058	2.00010	1.950058
ACQUIRED FUND’S SHARES	5,707	2,915	NA	NA
ACQUIRING FUND’S SHARES	NA	NA	11,414	5,685
ACQUIRING FUND’S UNREALIZED APPRECIATION	7,531	173	NA	NA
NET ASSETS BEFORE THE REORGANIZATION	123,838	58,385	1,615,305	242,476
AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION	NA	NA	1,739,143	300,861

	ACQUIRED FUND	ACQUIRING FUND
Amounts in thousands except Share Conversion Ratio	NIF Intermediate Bond Portfolio**	NF Fixed Income Fund
SHARE CONVERSION RATIO	1.936114	1.936114
ACQUIRED FUND’S SHARES	1,174	N/A
ACQUIRING FUND’S SHARES	N/A	2,274
ACQUIRING FUND’S UNREALIZED APPRECIATION	705	NA
NET ASSETS BEFORE THE REORGANIZATION	24,692	1,741,371
AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION	N/A	1,766,063

The tables below summarize the operations of the Acquired Funds for the period from December 1, 2011 to October 26 and October 29, 2012, as applicable, and the combined Funds’ results of operations for the year ended March 31, 2013.

For the period from December 1, 2011 to reorganization date (in thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NIF Bond Portfolio*	$6,959	$11,363	$18,322
NIF Intermediate Bond Portfolio**	718	1,393	2,111
NIF U.S. Government Securities Portfolio*	164	873	1,037

*	Reorganization completed on October 26, 2012.

**	Reorganization completed on October 29, 2012.

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2014

For the year ended March 31, 2013 (In thousands)

FUND	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
NF Fixed Income Fund	$45,962	$48,351	$94,313
NF Short-Intermediate U.S. Government Fund	958	4,129	5,087

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations of the Acquired Funds.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Fund approved a new management agreement between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 119.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented of Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, and the related statements of operations for the year ended March 31, 2014, and the changes in net assets and financial highlights for the year then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of Core Bond Fund and Short Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Core Bond Fund’s and Short Bond Fund’s financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, and the Core Bond Fund and Short Bond Fund as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

NORTHERN FUNDS ANNUAL REPORT	117	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Core Bond	$0.013666
Fixed Income	0.053121
High Yield Fixed Income	0.133511
Tax-Advantaged Ultra-Short Fixed Income	0.002191
Ultra-Short Fixed Income	0.003319

During the year ended March 31, 2014, the percentage of dividends derived from net investment income paid by the Tax-Advantaged Ultra-Short Fixed Income Fund as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes was 45.31%.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Core Bond Fund	4,214,703	0	0	42,217
Fixed Income Fund	130,663,231	70,100	78,959	3,995,769
High Yield Fixed Income Fund	650,509,692	533,550	531,354	40,756,309
Short Bond Fund	15,670,989	103	0	286,829
Short-Intermediate U.S. Government Fund	15,061,173	28,637	28,806	1,162,219
Tax-Advantaged Ultra-Short Fixed Income Fund	233,954,285	0	0	6,668,114
Ultra-Short Fixed Income Fund	125,496,878	2,014	3,911	8,021,987
U.S. Government Fund	2,004,521	29,953	11,014	250,332

3.	To approve of a change to the fundamental investment objectives for certain Northern Funds to non-fundamental, which would permit the Trustees of the Trust, instead of shareholders, to approve a change in the objective.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Fixed Income Fund	130,413,245	322,247	76,798	3,995,769
Short Bond Fund	15,510,433	160,660	0	286,829
Short-Intermediate U.S. Government Fund	14,910,188	173,431	34,997	1,162,219

NORTHERN FUNDS SEMIANNUAL REPORT	119	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 107), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 111), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.40%	$1,000.00	$1,020.40	$2.01
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,030.50	$2.28
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.80%	$1,000.00	$1,067.70	$4.12
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

SHORT BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.40%	$1,000.00	$1,012.10	$2.01
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.40%	$1,000.00	$997.20	$1.99
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.25%	$1,000.00	$1,004.20	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.25%	$1,000.00	$1,005.10	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014 (UNAUDITED)

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.41%	$1,000.00	$996.90	$2.04
Hypothetical**	0.41%	$1,000.00	$1,022.89	$2.07

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense rations based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

FIXED INCOME FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	125	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

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FIXED INCOME FUNDS

APPROVAL OF MANAGEMENT AGREEMENT	MARCH 31, 2014 (UNAUDITED)

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Government Fund (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Funds that had

NORTHERN FUNDS ANNUAL REPORT	127	FIXED INCOME FUNDS

FIXED INCOME FUNDS

APPROVAL OF MANAGEMENT AGREEMENT continued	MARCH 31, 2014 (UNAUDITED)

been in existence for the applicable periods, the NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Funds’ performance was satisfactory for most Funds, and that NTI was taking steps to address any under-performing Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, for those Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. The NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels. In addition, the NF Trustees considered that each Fund would be subject to breakpoints on its Management Fees.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the NTI Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Northern Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

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FIXED INCOME FUNDS	130	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

CORE BOND FUND1,2

FIXED INCOME FUND1,2

HIGH YIELD FIXED INCOME FUND1,2,3

SHORT BOND FUND1,2

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,2,4

ULTRA-SHORT FIXED INCOME FUND1,2

U.S. GOVERNMENT FUND1,5

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	131	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	132	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND

73	U.S. TREASURY INDEX FUND

76	ABBREVIATIONS AND OTHER INFORMATION

77	NOTES TO THE FINANCIAL STATEMENTS

85	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

86	TAX INFORMATION

87	SHAREHOLDER MEETING RESULTS

88	FUND EXPENSES

89	TRUSTEES AND OFFICERS

94	APPROVAL OF MANAGEMENT AGREEMENT

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2014 saw a significant rally in risk assets, with the stock market displaying very strong performance and credit spreads tightening. There were several challenges during this period, including mixed economic statistics, the shutting down of the U.S. government, a tapering of the U.S. Federal Reserve’s bond purchases under its quantitative easing program and a rise in geopolitical risk. However, none of these challenges were sufficient to prevent the rally. Janet Yellen took over as Federal Reserve Chair in January and continued the tapering that Ben Bernanke started. At its March 2014 meeting, the Federal Reserve dropped its pledge to tie any increase in the benchmark federal funds rate to a decline in unemployment to 6.5%; instead, a wider range of data will be evaluated.

During the period, interest rates rose along the full length of the Treasury yield curve and the curve became steeper, meaning that the relative income advantage of longer-term issues increased. To illustrate, the two-year yield increased from 0.25% to 0.44%, the five-year from 0.77% to 1.73%, the 10-year from 1.87% to 2.73% and the 30-year from 3.10% to 3.56%. The result was a steepening of the yield curve by 67 basis points (0.67%) between 2 and 10 years and by 27 basis points (0.27%) between 2 and 30 years. Overall, on a duration-adjusted basis, the Barclays U.S. Aggregate Bond Index outperformed U.S. Treasury securities for the period. Investment-grade corporate issues provided the strongest performance, followed by the commercial mortgage-backed securities sector.

The Bond Index Fund returned -0.31% during the reporting period, closely tracking the -0.10% return of its benchmark, the Barclays U.S. Aggregate Bond Index. We will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
BOND INDEX	–0.31%	3.60%	4.37%	4.63%

BARCLAYS U.S. AGGREGATE BOND INDEX	–0.10	3.75	4.80	4.88

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate taxable investment-grade fixed income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

LOUIS D’ARIENZO With Northern Trust since 2003 BRANDON P. FERGUSON With Northern Trust since 2007

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
NET ASSETS	$2.2 BILLION
NET ASSET VALUE	$10.54
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.46%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Prior to the Federal Reserve’s announcement on December 18, 2013 that it intended to taper its monthly asset purchase program, investors began to factor in anticipated reductions in market liquidity, sending Treasury yields higher and mortgage spreads wider during the 12-month reporting period ended March 31, 2014. Markets for both Treasuries and mortgage-backed securities exhibited significant volatility and price declines. The volatility could also be attributed to new financial regulations and their impact on bank balance sheets. The year 2013 also saw a partial U.S. government shutdown that only temporarily halted the rise of 10-year Treasury yields. The U.S. economy ended 2013 showing signs of a stronger labor market and a healthier consumer, but economic data disappointed the market in the first quarter of 2014 amid harsh winter weather and a labor market that still exhibited plenty of slack. The Federal Open Market Committee also appointed a new Chair, Janet Yellen, who suggested that short-term rate hikes could begin as early as mid- to late 2015.

The world economy continued its sluggish recovery during the period. Even China was no longer immune to a slowdown. Japan launched its own accommodative campaign to re-inflate its moribund economy, setting an aggressive 2% inflation target by mid-2015. Challenges continued in Europe, and geopolitical risk in a standoff between Russia and Ukraine kept pressure on emerging market economies.

The Barclays U.S. Treasury Index returned -1.26% during the reporting period. As designed, the Fund performed in line with its benchmark, the Barclays U.S. Treasury Index, with a total return of -1.44% for the period. Yields rose across the maturity spectrum, although longer-term issues outperformed. The five-year Treasury yield rose to 1.72% as of March 31, 2014, while yields on longer-maturity Treasuries ended the Fund’s reporting period at 2.72% for the 10-year Treasury and 3.56% for the 30-year Treasury.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. TREASURY INDEX	–1.44%	2.48%	3.88%	5.50%

BARCLAYS U.S. TREASURY INDEX	–1.26	2.69	4.05	5.69

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005 BRANDON P. FERGUSON With Northern Trust since 2007

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	BTIAX
INCEPTION DATE	01/11/93
NET ASSETS	$114 MILLION
NET ASSET VALUE	$21.43
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.68%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2014

Amounts in thousands, except per share data	BOND INDEX FUND		U.S. TREASURY INDEX FUND
ASSETS:
Investments, at cost	$2,261,633	(1)	$113,916	(2)
Investments, at value	$2,317,909	(3)	$113,988	(4)
Interest income receivable	12,736		430
Dividend income receivable	1		–
Receivable for securities sold	12,338		2,369
Receivable for variation margin on futures contracts	–		2
Receivable for fund shares sold	7,303		–
Receivable from affiliated administrator	125		12
Prepaid and other assets	2		1
Total Assets	2,350,414		116,802
LIABILITIES:
Payable for securities purchased	10,723		2,241
Payable for when-issued securities	87,746		–
Payable for fund shares redeemed	1,960		224
Distributions payable to shareholders	1,165		29
Payable to affiliates:
Investment advisory fees	65		7
Administration fees	65		3
Custody and accounting fees	12		3
Shareholder servicing fees	21		–
Transfer agent fees	43		2
Trustee fees	6		3
Accrued other liabilities	66		28
Total Liabilities	101,872		2,540
Net Assets	$2,248,542		$114,262
ANALYSIS OF NET ASSETS:
Capital stock	$2,196,502		$114,361
Accumulated undistributed net investment loss	(6)		(3)
Accumulated undistributed net realized loss	(4,230)		(144)
Net unrealized appreciation	56,276		48
Net Assets	$2,248,542		$114,262
Shares Outstanding ($.0001 par value, unlimited authorization)	213,338		5,331
Net Asset Value, Redemption and Offering Price Per Share	$10.54		$21.43

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $81,754.
(2)	Amounts include cost from the U.S. Government Portfolio of the Northern Institutional Funds of $2,205.
(3)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $81,754.
(4)	Amounts include value from the U.S. Government Portfolio of the Northern Institutional Funds of $2,205.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2014

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest income	$62,642	$1,702
Dividend income	13 (1)	– (2)
Total Investment Income	62,655	1,702
EXPENSES:
Investment advisory fees	3,655	380
Administration fees	3,655	190
Custody fees	278	27
Accounting fees	264	33
Transfer agent fees	2,436	127
Blue sky fees	44	18
SEC fees	8	3
Printing fees	73	23
Professional fees	59	35
Shareholder servicing fees	129	–
Trustee fees	30	10
Other	30	11
Total Expenses	10,661	857
Less expenses reimbursed by investment adviser	(7,099)	(664)
Net Expenses	3,562	193
Net Investment Income	59,093	1,509
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	5,668	292
Futures contracts	–	(62)
Net change in unrealized depreciation on:
Investments	(79,503)	(3,638)
Futures contracts	–	(24)
Net Gains (Losses)	(73,835)	(3,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,742)	$(1,923)

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $13.
(2)	Amounts include dividend income from the U.S. Government Portfolio of the Northern Institutional Funds which rounds to less than $1.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		U.S. TREASURY INDEX FUND(1)
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2014	FOUR MONTHS ENDED MARCH 31, 2013	FISCAL YEAR ENDED NOV. 30, 2012
OPERATIONS:
Net investment income	$59,093	$61,895	$1,509	$542	$1,978
Net realized gains	5,668	20,678	230	970	4,716
Net change in unrealized appreciation (depreciation)	(79,503)	5,476	(3,662)	(2,430)	(2,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,742)	88,049	(1,923)	(918)	4,252
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Shares/Class A share transactions	(305,747)	145,975	(13,168)	(1,231)	3,325
Net increase (decrease) in Net Assets Resulting from Capital Share Transactions	(305,747)	145,975	(13,168)	(1,231)	3,325
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(65,201)	(67,842)	(1,509)	(541)	(2,040)
From net realized gains	(1,946)	(20,352)	(1,298)	(4,729)	(2,761)
Total Distributions to Shares/Class A Shareholders	(67,147)	(88,194)	(2,807)	(5,270)	(4,801)
Total Increase (Decrease) in Net Assets	(387,636)	145,830	(17,898)	(7,419)	2,776
NET ASSETS:
Beginning of period	2,636,178	2,490,348	132,160	139,579	136,803
End of period	$2,248,542	$2,636,178	$114,262	$132,160	$139,579
Accumulated Undistributed Net Investment Loss	$(6)	$(1)	$(3)	$(3)	$(4)

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011		FISCAL YEAR ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.87		$10.86		$10.46		$10.39		$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.27		0.31		0.34		0.36
Net realized and unrealized gains (losses)	(0.29)		0.12		0.48		0.15		0.28
Total from Investment Operations	(0.04)		0.39		0.79		0.49		0.64
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.29)		(0.32)		(0.35)		(0.37)
From net realized gains	(0.01)		(0.09)		(0.07)		(0.07)		(0.02)
Total Distributions Paid	(0.29)		(0.38)		(0.39)		(0.42)		(0.39)
Net Asset Value, End of Year	$10.54		$10.87		$10.86		$10.46		$10.39
Total Return(1)	(0.31)%		3.62%		7.65%		4.73%		6.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,248,542		$2,636,178		$2,490,348		$1,960,060		$1,822,915
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.15	%(2)	0.14	%(2)	0.21	%(2)	0.23	%(2)	0.25%
Expenses, before reimbursements and credits	0.44%		0.44%		0.44%		0.44%		0.43%
Net investment income, net of reimbursements and credits	2.43	%(2)	2.45	%(2)	2.86	%(2)	3.14	%(2)	3.50%
Net investment income, before reimbursements and credits	2.14%		2.15%		2.63%		2.93%		3.32%
Portfolio Turnover Rate	88.79%		100.20%		129.27%		121.58%		123.18%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $101,000, $296,000, $169,000 and $479,000, which represents less than 0.005, 0.01, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX FUND(1)	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(2)	FISCAL YEAR ENDED NOV. 30, 2009(2)
Net Asset Value, Beginning of Period	$22.25		$23.29		$23.38		$22.84		$22.92	$23.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.09		0.33		0.49		0.59	0.72
Net realized and unrealized gains (losses)	(0.59)		(0.24)		0.39		0.95		0.44	(0.18)
Total from Investment Operations	(0.33)		(0.15)		0.72		1.44		1.03	0.54
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.09)		(0.34)		(0.49)		(0.59)	(0.76)
From net realized gains	(0.23)		(0.80)		(0.47)		(0.41)		(0.52)	(0.01)
Total Distributions Paid	(0.49)		(0.89)		(0.81)		(0.90)		(1.11)	(0.77)
Net Asset Value, End of Period	$21.43		$22.25		$23.29		$23.38		$22.84	$22.92
Total Return(3)	(1.44)%		(0.70)%		3.17%		6.60%		4.74%	2.39%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$114,262		$132,160		$139,579		$136,803		$141,733	$135,324
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.15	%(5)	0.15	%(5)	0.26	%(5)	0.26	%(5)	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.68%		0.68%		0.52%		0.48%		0.48%	0.47%
Net investment income, net of waivers, reimbursements and credits	1.20	%(5)	1.20	%(5)	1.43	%(5)	2.17	%(5)	2.60%	3.13%
Net investment income, before waivers, reimbursements and credits	0.67%		0.67%		1.17%		1.95%		2.38%	2.92%
Portfolio Turnover Rate	69.65%		21.88%		74.49%		64.52%		47.05%	44.72%

(1)	Formerly the U.S. Treasury Index Portfolio of the Northern Institutional Funds. See Note 1 to the Financial Statements.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately less than $1,000, $1,000, $1,000 and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014, four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2%

Auto Floor Plan – 0.0%

Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	$300	$299

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.79%, 1/15/18	100	100

Ally Auto Receivables Trust, Series 2013-2, Class A4, 1.24%, 11/15/18	50	50

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class A3, 0.65%, 12/8/17	50	50

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.19%, 5/8/18	25	25

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.79%, 3/8/19	25	25

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class D, 2.42%, 5/8/19	25	25

Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.31%, 12/20/17	200	202

Capital Auto Receivables Asset Trust, Series 2013-4, Class B, 2.06%, 10/22/18	50	50

Capital Auto Receivables Asset Trust, Series 2013-4, Class C, 2.67%, 2/20/19	50	50

Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.22%, 5/20/19	50	50

CarMax Auto Owner Trust, Series 2013-2, Class A3, 0.64%, 1/16/18	100	100

CarMax Auto Owner Trust, Series 2013-3, Class A3, 0.97%, 4/16/18	100	101

CarMax Auto Owner Trust, Series 2013-3, Class A4, 1.49%, 1/15/19	200	201

Carmax Auto Owner Trust, Series 2014-1, Class A3, 0.79%, 10/15/18	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Automobile – 0.2% – continued

Fifth Third Auto Trust, Series 2013-A, Class A3, 0.61%, 9/15/17	$100	$100

Fifth Third Auto Trust, Series 2014-1, Class A3, 0.68%, 4/16/18	200	200

Fifth Third Auto, Series 2013-1, Class A3, 0.88%, 10/16/17	100	100

Fifth Third Auto, Series 2013-1, Class A4, 1.30%, 2/18/20	200	202

Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	125	126

Ford Credit Auto Owner Trust, Series 2013-B, Class A4, 0.76%, 8/15/18	100	100

Ford Credit Auto Owner Trust, Series 2013-B, Class B, 1.11%, 10/15/18	100	101

Ford Credit Auto Owner Trust, Series 2013-C, Class A3, 0.82%, 12/15/17	100	100

Honda Auto Receivables Owner Trust, Series 2013-2, Class A3, 0.53%, 2/16/17	100	100

Honda Auto Receivables Owner Trust, Series 2014-1, Class A3, 0.67%, 11/21/17	200	200

Hyundai Auto Receivables Trust, Series 2013-A, Class A3, 0.56%, 7/17/17	100	100

Hyundai Auto Receivables Trust, Series 2013-B, Class A3, 0.71%, 9/15/17	125	125

Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01%, 2/15/19	75	75

Hyundai Auto Receivables Trust, Series 2013-B, Class C, 1.71%, 2/15/19	65	65

Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.01%, 2/15/18	100	101

Mercedes Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	200	200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Automobile – 0.2% – continued

Nissan Auto Receivables Owner Trust, Series 2011-B, Class A4, 1.24%, 1/16/18	$50	$50

Nissan Auto Receivables Owner Trust, Series 2013-A, Class A4, 0.75%, 7/15/19	100	100

Nissan Auto Receivables Owner Trust, Series 2013-B, Class A3, 0.84%, 11/15/17	200	201

Nissan Auto Receivables Owner Trust, Series 2013-B, Class A4, 1.31%, 10/15/19	100	100

Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.67%, 8/15/18	500	501

Nissan Auto Receivables Owner Trust, Series 2013-C, Class A4, 1.30%, 6/15/20	200	199

Santander Drive Auto Receivables Trust, Series 2013-5, Class A3, 0.82%, 2/15/18	150	150

Toyota Auto Receivables Owner Trust, Series 2012-B, Class A4, 0.61%, 1/16/18	200	200

Volkswagen Auto Loan Enhanced Trust, Series 2013-1, Class A3, 0.56%, 8/21/17	150	150

World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.64%, 4/16/18	100	100
		4,875

Commercial Mortgage-Backed Securities – 1.7%

Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45	200	216

Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.63%, 7/10/46	400	433

Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.68%, 7/10/46	400	437

Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	250	270

Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	450	485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.25%, 2/10/51	$500	$569

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AJ, 5.18%, 9/10/47	325	343

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42	400	418

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/41	660	716

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A4, 5.20%, 12/11/38	500	546

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	247	270

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.72%, 6/11/40	500	559

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.70%, 6/11/50	250	281

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45	500	552

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	1,050	1,179

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	281

CD Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.22%, 7/15/44	499	524

CD Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	541

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

CD Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	$487	$546

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	200	207

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.78%, 3/15/49	582	630

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	500	545

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4, 3.02%, 9/10/45	200	195

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.99%, 4/10/46	100	100

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.37%, 9/10/46	100	106

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS, 4.65%, 9/10/46	100	106

COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48	248	266

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.00%, 12/10/49	130	144

Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3, 2.82%, 10/15/45	175	167

Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A4, 2.77%, 12/10/45	100	95

Commercial Mortgage Trust, Series 2006-C8, Class A4, 5.31%, 12/10/46	400	434

Commercial Mortgage Trust, Series 2006-GG7, Class A4, 5.82%, 7/10/38	269	292

Commercial Mortgage Trust, Series 2007-GG11, Class A4, 5.74%, 12/10/49	400	446

Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	400	438

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

Commercial Mortgage Trust, Series 2012-CR2, Class A4, 3.15%, 8/15/45	$100	$98

Commercial Mortgage Trust, Series 2012-CR4, Class A3, 2.85%, 10/15/45	150	143

Commercial Mortgage Trust, Series 2012-LC4, Class A4, 3.29%, 12/10/44	100	100

Commercial Mortgage Trust, Series 2013-CR10, Class A4, 4.21%, 8/10/46	100	105

Commercial Mortgage Trust, Series 2013-CR9, Class A4, 4.24%, 7/10/45	200	212

Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, 1/10/46	150	144

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.47%, 2/15/39	500	533

Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.47%, 9/15/39	465	504

Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A3, 5.31%, 12/15/39	500	542

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ, 5.23%, 12/15/40	390	409

DB-UBS Mortgage Trust, Series 2011-LC3A, Class A2, 3.64%, 8/10/44	175	184

GE Capital Commercial Mortgage Trust Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	300	327

GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	175	167

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5, 2.94%, 2/10/46	100	96

GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38	300	320

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.82%, 8/10/45	$478	$530

GS Mortgage Securities Trust, Series 2011-GC5, Class A2, 3.00%, 8/10/44	125	130

GS Mortgage Securities Trust, Series 2011-GC5, Class A4, 3.71%, 8/10/44	150	155

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 1/10/45	200	203

GS Mortgage Securities Trust, Series 2013-GC13, Class A5, 4.04%, 7/10/46	200	210

GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.24%, 8/10/46	150	158

GS Mortgage Securities Trust, Series 2013-GCJ12, Class A4, 3.14%, 6/10/46	100	97

GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/47	300	310

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4, 5.24%, 1/12/43	400	423

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AJ, 5.36%, 12/15/44	370	391

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class A4, 5.48%, 12/12/44	141	149

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4, 5.84%, 4/15/45	400	436

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.34%, 5/15/47	500	546

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	500	549

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4, 5.70%, 2/12/49	$700	$776

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.82%, 6/15/49	378	418

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4, 5.88%, 2/15/51	215	240

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.42%, 1/15/49	500	548

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/46	200	212

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3, 3.51%, 5/15/45	200	202

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4, 3.48%, 6/15/45	125	126

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.14%, 12/15/47	150	146

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.37%, 12/15/47	50	49

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4, 3.99%, 1/15/46	100	103

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.66%, 3/15/39	188	202

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class AM, 5.71%, 3/15/39	185	200

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	500	546

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40	$412	$454

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.14%, 4/15/41	500	572

Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.84%, 6/12/50	650	723

ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4, 5.87%, 6/12/46	400	435

ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51	150	165

ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 5.89%, 8/12/49	500	558

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	200	192

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.22%, 8/15/46	100	105

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	175	168

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.10%, 5/15/46	200	193

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	200	205

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.67%, 2/15/47	100	103

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5, 4.06%, 2/15/47	200	207

Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.91%, 6/11/49	295	329

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	400	448

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.28%, 1/11/43	230	265

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

Morgan Stanley Capital I Trust, Series 2005-HQ10, Class A4, 5.33%, 11/12/41	$90	$98

Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A4, 5.21%, 11/14/42	514	538

Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4, 5.64%, 10/15/42	429	456

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	495	537

Morgan Stanley Capital I Trust, Series 2006-T21, Class A4, 5.16%, 10/12/52	500	530

Morgan Stanley Capital I Trust, Series 2006-T23, Class A4, 5.81%, 8/12/41	500	545

Morgan Stanley Capital I Trust, Series 2011-C3, Class A2, 3.22%, 7/15/49	380	397

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	150	150

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45	175	175

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	125	122

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	100	95

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	100	97

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46	100	98

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	150	153

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM, 5.34%, 12/15/44	250	265

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.42%, 1/15/45	174	184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.47%, 1/15/45	$500	$537

Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AM, 5.61%, 3/15/45	125	134

Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, 5.96%, 6/15/45	450	493

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	471	512

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	197	215

Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4, 5.51%, 4/15/47	250	272

Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.72%, 6/15/49	200	220

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	150	145

WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	100	96

WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	175	177

WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, 3/15/48	100	98

WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class AS, 3.56%, 3/15/48	50	49

WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.34%, 6/15/46	150	148

WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A2, 3.22%, 9/15/46	100	104

WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A5, 4.42%, 9/15/46	250	266

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Commercial Mortgage-Backed Securities – 1.7% – continued

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.05%, 3/15/47	$100	$103
		38,407

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 3/15/18	300	301

American Express Credit Account Master Trust, Series 2012-5, Class A, 0.59%, 5/15/18	150	150

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	185	205

Capital One Multi-Asset Execution Trust, Series 2013-A1, Class A1, 0.63%, 11/15/18	100	100

Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.96%, 9/16/19	150	150

Chase Issuance Trust, Series 2012-A3, Class A3, 0.79%, 6/15/17	275	276

Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 8/16/21	250	241

Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	250	250

Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	150	139

Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	300	300

Chase Issuance Trust, Series 2014-A1, Class A1, 1.15%, 1/15/19	300	300

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9, 5.10%, 11/20/17	170	182

Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 3/15/18	200	218

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	100	118

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Credit Card – 0.2% – continued

Citibank Credit Card Issuance Trust, Series 2012-A1, Class A1, 0.55%, 10/10/17	$150	$150

Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.11%, 7/23/18	300	301

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	150	151

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	100	101

Discover Card Execution Note Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	342

Discover Card Execution Note Trust, Series 2012-A6, Class A6, 1.67%, 1/18/22	350	340

GE Capital Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	150	148

GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	100	96

GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	200	195

World Financial Network Credit Card Master Trust, Series 2013-B, Class A, 0.91%, 3/16/20	200	199
		4,953

Utilities – 0.1%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3, 2.84%, 3/1/26	100	97

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A2, 3.46%, 8/15/19	200	212

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	100	108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.2% – continued

Utilities – 0.1% – continued

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	$100	$108
		525
Total Asset-Backed Securities
(Cost $47,078)		49,059

CORPORATE BONDS – 19.0%

Advertising – 0.0%

Interpublic Group of (The) Cos., Inc., 2.25%, 11/15/17	135	136

Omnicom Group, Inc., 6.25%, 7/15/19	300	350
3.63%, 5/1/22	496	493
		979

Aerospace/Defense – 0.4%

Boeing (The) Co., 3.75%, 11/20/16	400	430
0.95%, 5/15/18	200	193
6.13%, 2/15/33	135	169
6.63%, 2/15/38	100	134
5.88%, 2/15/40	75	93

Boeing Capital Corp., 2.13%, 8/15/16	275	284

General Dynamics Corp., 2.25%, 7/15/16	150	155
1.00%, 11/15/17	100	98
3.88%, 7/15/21	250	264
3.60%, 11/15/42	155	136

L-3 Communications Corp., 3.95%, 11/15/16	150	160
5.20%, 10/15/19	250	273
4.95%, 2/15/21	40	43

Lockheed Martin Corp., 7.65%, 5/1/16	100	114
2.13%, 9/15/16	65	67
4.25%, 11/15/19	500	539
4.07%, 12/15/42	418	392

Northrop Grumman Corp., 1.75%, 6/1/18	125	123
5.05%, 8/1/19	170	188
5.05%, 11/15/40	250	262
4.75%, 6/1/43	250	251

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Aerospace/Defense – 0.4% – continued

Raytheon Co., 4.40%, 2/15/20	$510	$553
2.50%, 12/15/22	150	140
4.70%, 12/15/41	100	105

United Technologies Corp., 4.88%, 5/1/15	275	288
1.80%, 6/1/17	500	508
5.38%, 12/15/17	390	445
4.50%, 4/15/20	450	493
7.50%, 9/15/29	100	138
6.05%, 6/1/36	100	123
6.13%, 7/15/38	175	221
4.50%, 6/1/42	700	713
		8,095

Agriculture – 0.3%

Altria Group, Inc., 9.70%, 11/10/18	341	448
9.25%, 8/6/19	56	74
4.75%, 5/5/21	725	791
2.85%, 8/9/22	100	94
2.95%, 5/2/23	100	92
9.95%, 11/10/38	49	79
10.20%, 2/6/39	33	54
4.25%, 8/9/42	135	120
4.50%, 5/2/43	250	230
5.38%, 1/31/44	120	125

Archer-Daniels-Midland Co., 5.45%, 3/15/18	175	198
4.48%, 3/1/21	150	162
5.38%, 9/15/35	175	197
5.77%, 3/1/41	130	155
4.02%, 4/16/43	56	52

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	140	148
3.20%, 6/15/17	250	260
8.50%, 6/15/19	60	74

Lorillard Tobacco Co., 2.30%, 8/21/17	100	102

Philip Morris International, Inc., 2.50%, 5/16/16	100	104
1.63%, 3/20/17	500	505
5.65%, 5/16/18	625	717
4.50%, 3/26/20	250	274
4.13%, 5/17/21	250	270

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Agriculture – 0.3% – continued

2.90%, 11/15/21	$300	$296
2.63%, 3/6/23	100	93
6.38%, 5/16/38	280	345
3.88%, 8/21/42	150	132
4.13%, 3/4/43	100	92
4.88%, 11/15/43	100	103

Reynolds American, Inc., 3.25%, 11/1/22	175	165
4.75%, 11/1/42	205	192
6.15%, 9/15/43	65	73
		6,816

Airlines – 0.0%

Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	310	362

Apparel – 0.0%

NIKE, Inc., 3.63%, 5/1/43	75	67

VF Corp., 3.50%, 9/1/21	150	154
6.00%, 10/15/33	100	117
6.45%, 11/1/37	30	37
		375

Auto Manufacturers – 0.2%

Daimler Finance North America LLC, 8.50%, 1/18/31	175	260

Ford Motor Co., 7.45%, 7/16/31	350	449
4.75%, 1/15/43	500	483

PACCAR Financial Corp., 0.70%, 11/16/15	130	130
0.80%, 2/8/16	70	70
1.15%, 8/16/16	65	65
1.60%, 3/15/17	90	91

Toyota Motor Credit Corp., 0.88%, 7/17/15	150	151
2.80%, 1/11/16	300	312
2.00%, 9/15/16	165	169
2.05%, 1/12/17	750	770
1.75%, 5/22/17	150	152
1.25%, 10/5/17	250	248
1.38%, 1/10/18	500	494

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Auto Manufacturers – 0.2% – continued

2.00%, 10/24/18	$150	$150
2.10%, 1/17/19	100	100
4.50%, 6/17/20	300	330
		4,424

Auto Parts & Equipment – 0.0%

Delphi Corp., 4.15%, 3/15/24	100	100

Johnson Controls, Inc., 2.60%, 12/1/16	75	77
5.00%, 3/30/20	155	172
5.70%, 3/1/41	250	282
		631

Banks – 3.1%

American Express Centurion Bank, 0.88%, 11/13/15	75	75

Bank of America Corp., 4.50%, 4/1/15	65	67
4.75%, 8/1/15	325	342
1.50%, 10/9/15	165	166
3.63%, 3/17/16	185	194
6.50%, 8/1/16	1,000	1,120
5.75%, 8/15/16	100	110
5.63%, 10/14/16	200	221
3.88%, 3/22/17	150	160
6.00%, 9/1/17	250	284
5.75%, 12/1/17	865	979
2.00%, 1/11/18	1,155	1,153
5.65%, 5/1/18	450	509
2.60%, 1/15/19	300	301
2.65%, 4/1/19	100	100
7.63%, 6/1/19	540	665
5.63%, 7/1/20	1,440	1,639
5.00%, 5/13/21	400	441
5.70%, 1/24/22	1,000	1,147
4.10%, 7/24/23	100	101
4.00%, 4/1/24	165	165
5.88%, 2/7/42	250	289
5.00%, 1/21/44	100	102
4.88%, 4/1/44	95	95

Bank of America N.A., 6.00%, 10/15/36	250	298

Bank of New York Mellon (The) Corp., 2.95%, 6/18/15	200	206

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 3.1% – continued

2.30%, 7/28/16	$150	$155
5.50%, 12/1/17	100	113
1.30%, 1/25/18	500	491
1.35%, 3/6/18	150	147
5.45%, 5/15/19	75	86
3.55%, 9/23/21	955	989

Bank One Corp., 7.75%, 7/15/25	54	70

BB&T Corp., 5.20%, 12/23/15	600	643
3.95%, 4/29/16	250	266
2.15%, 3/22/17	250	256
1.60%, 8/15/17	50	50
1.45%, 1/12/18	80	79
2.05%, 6/19/18	100	100
2.25%, 2/1/19	100	100

Capital One Financial Corp., 5.50%, 6/1/15	250	263
1.00%, 11/6/15	100	100
3.15%, 7/15/16	195	204

Capital One N.A., 1.50%, 3/22/18	250	245

Citigroup, Inc., 2.25%, 8/7/15	125	127
5.30%, 1/7/16	800	859
1.25%, 1/15/16	250	251
1.30%, 4/1/16	150	151
3.95%, 6/15/16	1,000	1,060
4.45%, 1/10/17	250	270
5.50%, 2/15/17	225	248
6.00%, 8/15/17	100	113
6.13%, 11/21/17	1,075	1,231
1.75%, 5/1/18	150	147
6.13%, 5/15/18	350	402
5.38%, 8/9/20	500	563
4.50%, 1/14/22	735	779
4.05%, 7/30/22	90	90
3.38%, 3/1/23	150	145
3.50%, 5/15/23	190	179
3.88%, 10/25/23	200	199
6.63%, 6/15/32	100	115
6.00%, 10/31/33	350	378
8.13%, 7/15/39	1,180	1,707
5.88%, 1/30/42	30	34

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 3.1% – continued

6.68%, 9/13/43	$125	$146

Fifth Third Bancorp, 5.45%, 1/15/17	75	83
3.50%, 3/15/22	200	201
4.30%, 1/16/24	220	223
8.25%, 3/1/38	275	387

Fifth Third Bank, 0.90%, 2/26/16	250	250

Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	220	230
5.75%, 10/1/16	250	277
5.63%, 1/15/17	300	331
6.25%, 9/1/17	1,300	1,485
5.95%, 1/18/18	1,435	1,625
6.15%, 4/1/18	815	932
2.63%, 1/31/19	180	180
5.38%, 3/15/20	1,295	1,445
5.25%, 7/27/21	540	598
5.75%, 1/24/22	750	850
3.63%, 1/22/23	1,000	984
4.00%, 3/3/24	250	249
5.95%, 1/15/27	150	163
6.75%, 10/1/37	1,165	1,335
6.25%, 2/1/41	300	356

HSBC Bank USA N.A., 4.88%, 8/24/20	300	326
7.00%, 1/15/39	350	452

HSBC USA, Inc., 1.63%, 1/16/18	180	179
2.63%, 9/24/18	80	82

JPMorgan Chase & Co., 5.25%, 5/1/15	350	366
5.15%, 10/1/15	1,050	1,114
1.10%, 10/15/15	250	251
3.15%, 7/5/16	935	978
1.35%, 2/15/17	150	150
6.13%, 6/27/17	100	113
2.00%, 8/15/17	125	127
6.00%, 1/15/18	1,610	1,848
1.80%, 1/25/18	1,000	998
1.63%, 5/15/18	200	196
2.35%, 1/28/19	250	251
6.30%, 4/23/19	500	588
4.95%, 3/25/20	375	417

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 3.1% – continued

4.40%, 7/22/20	$300	$323
4.63%, 5/10/21	250	273
4.35%, 8/15/21	615	659
3.25%, 9/23/22	210	207
6.40%, 5/15/38	554	687
5.60%, 7/15/41	405	459
5.40%, 1/6/42	100	110
5.63%, 8/16/43	150	161

JPMorgan Chase Bank N.A., 5.88%, 6/13/16	200	220
6.00%, 10/1/17	650	740

KeyBank N.A., 5.45%, 3/3/16	100	108

KeyCorp, 3.75%, 8/13/15	250	260
2.30%, 12/13/18	250	249
5.10%, 3/24/21	25	28

Manufacturers & Traders Trust Co., 6.63%, 12/4/17	250	289

Morgan Stanley, 5.38%, 10/15/15	200	213
1.75%, 2/25/16	135	137
3.80%, 4/29/16	150	158
5.45%, 1/9/17	325	359
6.25%, 8/28/17	350	401
5.95%, 12/28/17	175	200
6.63%, 4/1/18	1,435	1,673
2.50%, 1/24/19	750	748
7.30%, 5/13/19	645	782
5.63%, 9/23/19	475	540
5.50%, 7/28/21	565	638
4.88%, 11/1/22	450	473
3.75%, 2/25/23	700	696
4.10%, 5/22/23	300	297
6.25%, 8/9/26	100	119
6.38%, 7/24/42	300	366

PNC Bank N.A., 4.88%, 9/21/17	100	111
2.70%, 11/1/22	250	235
2.95%, 1/30/23	250	237
3.80%, 7/25/23	250	252

PNC Financial Services Group (The), Inc., 2.85%, 11/9/22	100	95

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 3.1% – continued

PNC Funding Corp., 4.25%, 9/21/15	$250	$262
2.70%, 9/19/16	60	62
6.70%, 6/10/19	600	723
4.38%, 8/11/20	500	541
3.30%, 3/8/22	150	151

State Street Corp., 3.10%, 5/15/23	225	214
3.70%, 11/20/23	50	51

SunTrust Bank, 7.25%, 3/15/18	125	147
2.75%, 5/1/23	350	328

SunTrust Banks, Inc., 3.60%, 4/15/16	100	105
2.35%, 11/1/18	25	25

Union Bank N.A., 2.63%, 9/26/18	250	255

UnionBanCal Corp., 3.50%, 6/18/22	150	152

US Bancorp, 2.45%, 7/27/15	70	72
2.20%, 11/15/16	75	77
1.95%, 11/15/18	200	199
4.13%, 5/24/21	200	215
3.00%, 3/15/22	115	114
2.95%, 7/15/22	200	192

US Bank N.A., 4.80%, 4/15/15	100	104

Wachovia Bank N.A., 5.85%, 2/1/37	250	301
6.60%, 1/15/38	300	395

Wachovia Corp., 5.63%, 10/15/16	550	610
5.75%, 6/15/17	350	398
5.75%, 2/1/18	600	687

Wells Fargo & Co., 3.63%, 4/15/15	250	258
1.50%, 7/1/15	250	253
5.13%, 9/15/16	475	519
2.63%, 12/15/16	250	261
2.10%, 5/8/17	250	256
5.63%, 12/11/17	445	508
2.15%, 1/15/19	135	135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Banks – 3.1% – continued

3.00%, 1/22/21	$100	$100
4.60%, 4/1/21	500	550
3.50%, 3/8/22	1,000	1,021
3.45%, 2/13/23	125	121
4.13%, 8/15/23	200	202
5.38%, 2/7/35	425	480

Wells Fargo Capital X, 5.95%, 12/15/36	100	100
		69,747

Beverages - 0.5%

Anheuser-Busch Cos. LLC, 5.50%, 1/15/18	375	423
5.95%, 1/15/33	100	120
5.75%, 4/1/36	100	117
6.45%, 9/1/37	50	64

Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	360	354
2.15%, 2/1/19	500	500
4.00%, 1/17/43	150	140
4.63%, 2/1/44	250	257

Anheuser-Busch InBev Worldwide, Inc., 2.88%, 2/15/16	75	78
1.38%, 7/15/17	500	501
5.38%, 1/15/20	450	517
2.50%, 7/15/22	60	57
8.20%, 1/15/39	750	1,138
3.75%, 7/15/42	65	58

Beam, Inc., 5.38%, 1/15/16	86	92
1.88%, 5/15/17	65	65
1.75%, 6/15/18	250	243

Bottling Group LLC, 5.50%, 4/1/16	675	737

Brown-Forman Corp., 1.00%, 1/15/18	65	63
3.75%, 1/15/43	50	45

Coca-Cola (The) Co., 1.80%, 9/1/16	65	67
1.65%, 3/14/18	125	124
1.15%, 4/1/18	250	245
3.15%, 11/15/20	1,115	1,143
3.30%, 9/1/21	250	257
3.20%, 11/1/23	100	98

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Beverages – 0.5% – continued

Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	$135	$140
2.60%, 1/15/19	80	81
2.00%, 1/15/20	90	86

Molson Coors Brewing Co., 2.00%, 5/1/17	60	61
5.00%, 5/1/42	100	104

PepsiCo, Inc., 0.70%, 8/13/15	150	150
0.70%, 2/26/16	150	150
2.50%, 5/10/16	200	207
5.00%, 6/1/18	650	728
4.50%, 1/15/20	300	329
2.75%, 3/5/22	385	374
4.88%, 11/1/40	265	280
4.00%, 3/5/42	50	46
3.60%, 8/13/42	50	43
		10,282

Biotechnology – 0.2%

Amgen, Inc., 2.30%, 6/15/16	100	103
2.50%, 11/15/16	250	258
5.85%, 6/1/17	375	424
4.10%, 6/15/21	165	175
3.88%, 11/15/21	250	261
6.38%, 6/1/37	100	120
6.40%, 2/1/39	100	121
5.75%, 3/15/40	500	562
5.15%, 11/15/41	250	258
5.65%, 6/15/42	100	111
5.38%, 5/15/43	200	214

Celgene Corp., 2.30%, 8/15/18	35	35
5.25%, 8/15/43	85	91

Genentech, Inc., 4.75%, 7/15/15	150	158

Gilead Sciences, Inc., 3.05%, 12/1/16	100	105
2.05%, 4/1/19	100	99
4.50%, 4/1/21	200	219
5.65%, 12/1/41	330	378
		3,692

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Building Materials – 0.0%

CRH America, Inc., 6.00%, 9/30/16	$100	$111

Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	114

Owens Corning, Inc., 4.20%, 12/15/22	190	188
		413

Chemicals – 0.4%

Air Products & Chemicals, Inc., 2.00%, 8/2/16	145	149
1.20%, 10/15/17	250	247
2.75%, 2/3/23	250	235

Airgas, Inc., 1.65%, 2/15/18	250	245
2.90%, 11/15/22	150	140

Cabot Corp., 5.00%, 10/1/16	250	272
2.55%, 1/15/18	300	302

CF Industries, Inc., 6.88%, 5/1/18	300	350
3.45%, 6/1/23	110	106
5.15%, 3/15/34	235	242

Dow Chemical (The) Co., 5.70%, 5/15/18	29	33
4.25%, 11/15/20	250	264
4.13%, 11/15/21	200	210
3.00%, 11/15/22	100	95
7.38%, 11/1/29	100	129
9.40%, 5/15/39	300	474
5.25%, 11/15/41	400	418

E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	400	445
6.00%, 7/15/18	615	716
2.80%, 2/15/23	200	189
6.50%, 1/15/28	100	125

Eastman Chemical Co., 2.40%, 6/1/17	560	571
4.80%, 9/1/42	200	197

Ecolab, Inc., 1.00%, 8/9/15	75	75
3.00%, 12/8/16	175	183
1.45%, 12/8/17	100	99
4.35%, 12/8/21	250	269
5.50%, 12/8/41	105	120

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Chemicals – 0.4% – continued

Lubrizol Corp., 6.50%, 10/1/34	$50	$63

Monsanto Co., 2.75%, 4/15/16	50	52
5.13%, 4/15/18	240	269
2.20%, 7/15/22	65	60
5.50%, 8/15/25	50	58
5.88%, 4/15/38	256	308

Mosaic (The) Co., 5.45%, 11/15/33	30	32
4.88%, 11/15/41	100	95

PPG Industries, Inc., 1.90%, 1/15/16	50	51
6.65%, 3/15/18	220	255
2.70%, 8/15/22	60	57
7.70%, 3/15/38	200	273

Praxair, Inc., 1.05%, 11/7/17	85	83
1.25%, 11/7/18	150	144
4.50%, 8/15/19	400	442
4.05%, 3/15/21	100	106
2.45%, 2/15/22	250	236
2.20%, 8/15/22	150	138
3.55%, 11/7/42	125	108

Rohm & Haas Co., 6.00%, 9/15/17	72	82

Sherwin-Williams (The) Co., 1.35%, 12/15/17	100	99

Westlake Chemical Corp., 3.60%, 7/15/22	65	63
		9,974

Commercial Services – 0.1%

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	200	223

California Institute of Technology, 4.70%, 11/1/11(1)	110	101

Catholic Health Initiatives, 1.60%, 11/1/17	85	83

Equifax, Inc., 3.30%, 12/15/22	365	350

George Washington University (The), 3.49%, 9/15/22	50	49

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Commercial Services – 0.1% – continued

Johns Hopkins University, 4.08%, 7/1/53	$100	$93

Leidos Holdings, Inc., 4.45%, 12/1/20	140	141
5.95%, 12/1/40	200	198

Massachusetts Institute of Technology, 5.60%, 7/1/11(1)	190	233

McGraw Hill Financial, Inc., 5.90%, 11/15/17	75	83

Moody’s Corp., 4.88%, 2/15/24	250	263

Northwestern University, 4.64%, 12/1/44	50	52

Princeton University, 4.95%, 3/1/19	100	113

Trustees of Dartmouth College, 4.75%, 6/1/19	170	190

University of Pennsylvania, 4.67%, 9/1/12(2)	100	94

Vanderbilt University, 5.25%, 4/1/19	100	113

Western Union (The) Co., 5.93%, 10/1/16	355	393
6.20%, 11/17/36	50	50
6.20%, 6/21/40	70	70
		2,892

Computers – 0.4%

Apple, Inc., 0.45%, 5/3/16	360	359
2.40%, 5/3/23	500	464
3.85%, 5/4/43	230	204

Computer Sciences Corp., 2.50%, 9/15/15	65	66

EMC Corp., 1.88%, 6/1/18	375	375
3.38%, 6/1/23	300	296

Hewlett-Packard Co., 2.13%, 9/13/15	450	459
2.65%, 6/1/16	250	258
2.60%, 9/15/17	250	258
4.38%, 9/15/21	540	565
6.00%, 9/15/41	275	301

International Business Machines Corp., 0.75%, 5/11/15	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Computers – 0.4% – continued

1.25%, 2/6/17	$250	$251
5.70%, 9/14/17	1,130	1,293
1.25%, 2/8/18	115	114
8.38%, 11/1/19	700	911
1.63%, 5/15/20	505	478
2.90%, 11/1/21	200	200
1.88%, 8/1/22	200	181
3.38%, 8/1/23	250	250
6.50%, 1/15/28	100	125
5.60%, 11/30/39	275	321

NetApp, Inc., 3.25%, 12/15/22	150	140
		7,969

Cosmetics/Personal Care – 0.1%

Colgate-Palmolive Co., 0.90%, 5/1/18	250	241
2.30%, 5/3/22	165	157
1.95%, 2/1/23	250	226

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	46
6.00%, 5/15/37	100	119

Procter & Gamble (The) Co., 4.85%, 12/15/15	1,208	1,294
1.45%, 8/15/16	50	51
4.70%, 2/15/19	200	224
2.30%, 2/6/22	215	206
3.10%, 8/15/23	250	247
5.80%, 8/15/34	100	122
5.55%, 3/5/37	50	59
		2,992

Distribution/Wholesale – 0.0%

Arrow Electronics, Inc., 3.00%, 3/1/18	85	86

Diversified Financial Services – 1.5%

Air Lease Corp., 3.38%, 1/15/19	65	66

American Express Co., 6.15%, 8/28/17	800	922
7.00%, 3/19/18	300	356
2.65%, 12/2/22	632	600

American Express Credit Corp., 1.75%, 6/12/15	350	355

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Diversified Financial Services – 1.5% – continued

1.30%, 7/29/16	$145	$146
2.80%, 9/19/16	1,250	1,304
2.38%, 3/24/17	250	259

American Honda Finance Corp., 2.13%, 10/10/18	75	75

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	92
5.30%, 3/15/20	95	108
4.00%, 10/15/23	250	258

Bear Stearns (The) Cos. LLC, 5.30%, 10/30/15	850	908
5.55%, 1/22/17	50	55
6.40%, 10/2/17	150	173
7.25%, 2/1/18	535	637

BlackRock, Inc., 1.38%, 6/1/15	170	172
5.00%, 12/10/19	130	147
4.25%, 5/24/21	150	163
3.38%, 6/1/22	250	253

Capital One Bank USA N.A., 2.25%, 2/13/19	300	298

Charles Schwab (The) Corp., 0.85%, 12/4/15	90	90
2.20%, 7/25/18	35	35
4.45%, 7/22/20	250	273

CME Group, Inc., 5.30%, 9/15/43	125	140

Ford Motor Credit Co. LLC, 2.50%, 1/15/16	500	513
4.21%, 4/15/16	1,000	1,060
4.25%, 2/3/17	1,000	1,074
3.00%, 6/12/17	640	665
2.88%, 10/1/18	200	204
5.88%, 8/2/21	500	575
4.25%, 9/20/22	300	309

General Electric Capital Corp., 1.63%, 7/2/15	150	152
5.00%, 1/8/16	100	107
2.95%, 5/9/16	200	208
2.90%, 1/9/17	750	785
2.30%, 4/27/17	250	257
5.63%, 9/15/17	1,175	1,333
1.60%, 11/20/17	135	136

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Diversified Financial Services – 1.5% – continued

1.63%, 4/2/18	$250	$249
5.63%, 5/1/18	2,575	2,943
2.10%, 12/11/19	125	124
5.50%, 1/8/20	200	230
4.38%, 9/16/20	115	125
4.63%, 1/7/21	1,400	1,541
3.15%, 9/7/22	750	741
3.10%, 1/9/23	500	489
6.75%, 3/15/32	150	193
6.15%, 8/7/37	150	182
5.88%, 1/14/38	600	707
6.88%, 1/10/39	550	724
6.38%, 11/15/67	250	275

HSBC Finance Corp., 5.50%, 1/19/16	650	702
6.68%, 1/15/21	500	583

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22(3)(4)	315	320

Jefferies Group LLC, 8.50%, 7/15/19	50	61
5.13%, 1/20/23	315	331

John Deere Capital Corp., 0.88%, 4/17/15	150	151
0.95%, 6/29/15	150	151
0.75%, 1/22/16	25	25
2.25%, 6/7/16	250	258
1.85%, 9/15/16	200	205
2.00%, 1/13/17	115	118
1.40%, 3/15/17	250	252
1.20%, 10/10/17	250	249
1.30%, 3/12/18	250	246
5.75%, 9/10/18	200	232
1.70%, 1/15/20	150	144
3.15%, 10/15/21	250	252
2.80%, 1/27/23	150	143

Merrill Lynch & Co., Inc., 6.05%, 5/16/16	600	656
6.40%, 8/28/17	200	230
6.88%, 4/25/18	505	596
6.88%, 11/15/18	275	328
6.11%, 1/29/37	150	168
7.75%, 5/14/38	275	363

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Diversified Financial Services – 1.5% – continued

National Rural Utilities Cooperative Finance Corp., 1.90%, 11/1/15	$250	$255
5.45%, 4/10/17	300	336
2.15%, 2/1/19	165	164
3.05%, 2/15/22	35	35
8.00%, 3/1/32	50	70

Private Export Funding Corp., 1.45%, 8/15/19	2,000	1,923
		33,333

Electric – 1.8%

Alabama Power Co., 0.55%, 10/15/15	60	60
6.13%, 5/15/38	50	62
5.50%, 3/15/41	150	173
4.10%, 1/15/42	75	72
3.85%, 12/1/42	60	55

Ameren Illinois Co., 2.70%, 9/1/22	250	242

American Electric Power Co., Inc., 1.65%, 12/15/17	40	40

Appalachian Power Co., 4.60%, 3/30/21	250	274
7.00%, 4/1/38	75	98

Arizona Public Service Co., 4.50%, 4/1/42	230	230
4.70%, 1/15/44	100	103

Baltimore Gas & Electric Co., 5.90%, 10/1/16	50	56
3.50%, 11/15/21	275	281

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	98

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	130	140

CMS Energy Corp., 6.25%, 2/1/20	200	235
4.70%, 3/31/43	40	40

Commonwealth Edison Co., 5.95%, 8/15/16	125	139
1.95%, 9/1/16	100	102
6.15%, 9/15/17	225	259
5.80%, 3/15/18	300	344
6.45%, 1/15/38	200	256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

3.80%, 10/1/42	$90	$81
4.60%, 8/15/43	100	103

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	394

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	272
5.30%, 3/1/35	150	170
5.85%, 3/15/36	100	119
6.20%, 6/15/36	200	249
6.75%, 4/1/38	100	131
5.50%, 12/1/39	85	97
5.70%, 6/15/40	100	119
4.45%, 3/15/44	100	99

Constellation Energy Group, Inc., 4.55%, 6/15/15	100	104
7.60%, 4/1/32	100	126

Consumers Energy Co., 5.50%, 8/15/16	125	138
6.13%, 3/15/19	200	235
2.85%, 5/15/22	545	532

Delmarva Power & Light Co., 4.00%, 6/1/42	200	187

Dominion Resources, Inc., 5.15%, 7/15/15	50	53
1.95%, 8/15/16	200	204
1.40%, 9/15/17	150	148
6.00%, 11/30/17	100	114
6.40%, 6/15/18	20	23
5.25%, 8/1/33	250	275
5.95%, 6/15/35	250	291
7.00%, 6/15/38	20	26
4.90%, 8/1/41	35	36
4.05%, 9/15/42	100	89

DTE Electric Co., 5.60%, 6/15/18	125	142
6.63%, 6/1/36	200	262
5.70%, 10/1/37	50	59
3.95%, 6/15/42	100	94

DTE Energy Co., 6.38%, 4/15/33	50	61

Duke Energy Carolinas LLC, 5.30%, 10/1/15	100	107
1.75%, 12/15/16	70	72
5.25%, 1/15/18	200	225

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

5.10%, 4/15/18	$65	$73
3.90%, 6/15/21	50	53
6.45%, 10/15/32	106	132
6.10%, 6/1/37	150	182
6.00%, 1/15/38	35	43
6.05%, 4/15/38	175	217

Duke Energy Corp., 1.63%, 8/15/17	100	100
6.25%, 6/15/18	100	116

Duke Energy Florida, Inc., 0.65%, 11/15/15	100	100
5.80%, 9/15/17	50	57
5.65%, 6/15/18	225	258
3.10%, 8/15/21	25	25
6.35%, 9/15/37	50	64
6.40%, 6/15/38	285	368

Duke Energy Indiana, Inc., 6.45%, 4/1/39	250	325
4.20%, 3/15/42	100	97

Duke Energy Ohio, Inc., 3.80%, 9/1/23	130	135

Duke Energy Progress, Inc., 5.30%, 1/15/19	150	171
3.00%, 9/15/21	150	151
2.80%, 5/15/22	100	98
4.10%, 3/15/43	200	191

Entergy Corp., 4.70%, 1/15/17	125	133

Entergy Louisiana LLC, 6.50%, 9/1/18	100	118
5.40%, 11/1/24	150	173

Entergy Texas, Inc., 7.13%, 2/1/19	250	294

Exelon Corp., 5.63%, 6/15/35	75	81

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	246
4.25%, 6/15/22	250	254

Florida Power & Light Co., 5.55%, 11/1/17	225	256
5.65%, 2/1/37	350	415
5.95%, 2/1/38	150	182
5.69%, 3/1/40	400	475
4.13%, 2/1/42	250	241

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

4.05%, 6/1/42	$100	$96

Georgia Power Co., 0.75%, 8/10/15	100	100
0.63%, 11/15/15	65	65
4.25%, 12/1/19	500	546
2.85%, 5/15/22	100	97
4.30%, 3/15/42	60	58
4.30%, 3/15/43	100	97

Interstate Power & Light Co., 4.70%, 10/15/43	50	53

Kansas City Power & Light Co., 3.15%, 3/15/23	500	476
5.30%, 10/1/41	50	54

MidAmerican Energy Co., 5.30%, 3/15/18	500	565
3.50%, 10/15/24	100	100
4.80%, 9/15/43	100	106
4.40%, 10/15/44	150	149

MidAmerican Energy Holdings Co., 6.13%, 4/1/36	600	718
6.50%, 9/15/37	200	247

Midamerican Funding LLC, 6.93%, 3/1/29	50	62

Mississippi Power Co., 4.25%, 3/15/42	100	92

Nevada Power Co., 6.65%, 4/1/36	100	130
5.45%, 5/15/41	35	40

NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	50	50
6.65%, 6/15/67	25	25

Nisource Finance Corp., 5.25%, 9/15/17	450	500
5.45%, 9/15/20	200	224
4.45%, 12/1/21	165	172
5.95%, 6/15/41	100	111
5.25%, 2/15/43	100	102
4.80%, 2/15/44	80	77

Northeast Utilities, 1.45%, 5/1/18	90	87

Northern States Power Co., 5.25%, 3/1/18	125	141
6.25%, 6/1/36	100	126
5.35%, 11/1/39	65	74

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

NSTAR Electric Co., 2.38%, 10/15/22	$100	$93

Oglethorpe Power Corp., 5.38%, 11/1/40	150	165
4.20%, 12/1/42	100	94

Ohio Power Co., 6.60%, 2/15/33	100	124

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	67

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	265
4.10%, 6/1/22	250	262
7.25%, 1/15/33	200	266
7.50%, 9/1/38	145	198

Pacific Gas & Electric Co., 5.63%, 11/30/17	660	749
4.25%, 5/15/21	150	160
3.25%, 9/15/21	45	45
2.45%, 8/15/22	100	93
6.05%, 3/1/34	550	650
5.80%, 3/1/37	100	115
5.40%, 1/15/40	160	175
3.75%, 8/15/42	50	43
4.60%, 6/15/43	125	125

PacifiCorp, 2.95%, 2/1/22	100	99
5.25%, 6/15/35	50	56
6.10%, 8/1/36	200	247
6.25%, 10/15/37	275	347
6.00%, 1/15/39	60	74

Peco Energy Co., 5.35%, 3/1/18	25	28
4.80%, 10/15/43	100	108

Pennsylvania Electric Co., 6.05%, 9/1/17	300	331

Potomac Electric Power Co., 3.60%, 3/15/24	150	152

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	52
3.50%, 12/1/22	35	34
5.00%, 3/15/44	100	101

PPL Electric Utilities Corp., 3.00%, 9/15/21	250	251

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

2.50%, 9/1/22	$50	$47
6.25%, 5/15/39	275	349
5.20%, 7/15/41	35	40

PPL Energy Supply LLC, 6.50%, 5/1/18	100	112

Progress Energy, Inc., 3.15%, 4/1/22	160	157
7.75%, 3/1/31	50	68
6.00%, 12/1/39	450	544

PSEG Power LLC, 5.50%, 12/1/15	175	188
2.75%, 9/15/16	35	36
2.45%, 11/15/18	35	35

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,027
2.25%, 9/15/22	100	93
2.50%, 3/15/23	150	140

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	54
6.63%, 11/15/37	125	155

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	651
2.30%, 9/15/18	165	167
5.38%, 11/1/39	250	289
3.95%, 5/1/42	50	47
3.65%, 9/1/42	30	27

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	29
6.27%, 3/15/37	75	95
5.80%, 3/15/40	250	304
5.64%, 4/15/41	80	96

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	65
3.60%, 9/1/23	200	206
6.13%, 9/15/37	50	63
4.50%, 8/15/40	150	155
3.95%, 11/15/41	100	96
4.30%, 4/1/42	150	150

SCANA Corp., 4.75%, 5/15/21	75	79
4.13%, 2/1/22	135	136

Sierra Pacific Power Co., 6.00%, 5/15/16	250	277
3.38%, 8/15/23	160	159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

South Carolina Electric & Gas Co., 5.25%, 11/1/18	$116	$132
6.05%, 1/15/38	265	329
4.35%, 2/1/42	115	114

Southern (The) Co., 2.38%, 9/15/15	250	256
1.95%, 9/1/16	200	205
2.45%, 9/1/18	35	35

Southern California Edison Co., 5.50%, 8/15/18	100	115
3.88%, 6/1/21	150	160
6.65%, 4/1/29	300	369
6.00%, 1/15/34	100	123
5.55%, 1/15/37	275	318
5.95%, 2/1/38	100	122
6.05%, 3/15/39	50	62
5.50%, 3/15/40	150	174
3.90%, 3/15/43	150	139

Southern Power Co., 4.88%, 7/15/15	150	158
5.25%, 7/15/43	60	65

Southwestern Electric Power Co., 5.88%, 3/1/18	400	449
3.55%, 2/15/22	150	151
6.20%, 3/15/40	200	241

Southwestern Public Service Co., 6.00%, 10/1/36	100	119

System Energy Resources, Inc., 4.10%, 4/1/23	160	162

Tampa Electric Co., 2.60%, 9/15/22	220	208
4.10%, 6/15/42	50	48

Union Electric Co., 6.40%, 6/15/17	400	458
3.90%, 9/15/42	50	47

Virginia Electric and Power Co., 1.20%, 1/15/18	75	73
5.40%, 4/30/18	425	482
2.95%, 1/15/22	95	94
6.00%, 1/15/36	50	61
8.88%, 11/15/38	300	486
4.65%, 8/15/43	150	155
4.45%, 2/15/44	75	76

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Electric – 1.8% – continued

Westar Energy, Inc., 4.13%, 3/1/42	$215	$208
4.10%, 4/1/43	60	57
4.63%, 9/1/43	150	157

Western Massachusetts Electric Co., 3.50%, 9/15/21	85	87

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	179

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	278

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	106

Xcel Energy, Inc., 4.70%, 5/15/20	100	110
6.50%, 7/1/36	100	127
		39,360

Electrical Components & Equipment – 0.0%

Emerson Electric Co., 4.75%, 10/15/15	100	106
5.38%, 10/15/17	100	113
5.25%, 10/15/18	325	369
2.63%, 2/15/23	85	81
6.00%, 8/15/32	25	31
6.13%, 4/15/39	50	62
		762

Electronics – 0.1%

Agilent Technologies, Inc., 5.50%, 9/14/15	700	746
3.20%, 10/1/22	225	214
3.88%, 7/15/23	250	247

Honeywell International, Inc., 5.30%, 3/15/17	200	223
5.30%, 3/1/18	290	330
5.70%, 3/15/37	125	149

Thermo Fisher Scientific, Inc., 3.20%, 5/1/15	320	328
2.25%, 8/15/16	100	103
1.85%, 1/15/18	115	114
3.60%, 8/15/21	250	255
		2,709

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Engineering & Construction – 0.0%

ABB Finance USA, Inc.,
1.63%, 5/8/17	$90	$91

Environmental Control – 0.1%

Republic Services, Inc., 3.80%, 5/15/18	165	175
5.50%, 9/15/19	220	250
5.00%, 3/1/20	400	442
5.25%, 11/15/21	500	559
3.55%, 6/1/22	100	100

Waste Management, Inc., 2.60%, 9/1/16	35	36
6.10%, 3/15/18	250	289
2.90%, 9/15/22	110	105
7.10%, 8/1/26	125	157
6.13%, 11/30/39	400	484
		2,597

Food – 0.5%

Campbell Soup Co., 4.25%, 4/15/21	150	158
2.50%, 8/2/22	55	50
3.80%, 8/2/42	40	33

ConAgra Foods, Inc., 1.30%, 1/25/16	130	131
7.00%, 4/15/19	300	359
3.25%, 9/15/22	55	53
3.20%, 1/25/23	150	143
7.00%, 10/1/28	100	122
4.65%, 1/25/43	215	207

General Mills, Inc., 0.88%, 1/29/16	25	25
3.15%, 12/15/21	500	502
3.65%, 2/15/24	75	75
5.40%, 6/15/40	70	78

Hershey (The) Co., 1.50%, 11/1/16	250	254

Ingredion, Inc., 1.80%, 9/25/17	155	152

Kellogg Co., 1.88%, 11/17/16	55	56
1.75%, 5/17/17	75	76
3.25%, 5/21/18	130	136
2.75%, 3/1/23	350	331
7.45%, 4/1/31	300	396

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Food – 0.5% – continued

Kraft Foods Group, Inc., 1.63%, 6/4/15	$100	$101
3.50%, 6/6/22	1,130	1,137
5.00%, 6/4/42	205	215

Kroger (The) Co., 3.90%, 10/1/15	80	84
2.20%, 1/15/17	190	194
6.15%, 1/15/20	25	29
3.40%, 4/15/22	400	396
7.50%, 4/1/31	200	254
6.90%, 4/15/38	100	124

Mondelez International, Inc., 4.13%, 2/9/16	500	528
2.25%, 2/1/19	250	248
6.50%, 11/1/31	150	184
7.00%, 8/11/37	100	130
6.88%, 2/1/38	100	129
6.88%, 1/26/39	100	129
6.50%, 2/9/40	500	629

Safeway, Inc., 3.40%, 12/1/16	165	173
6.35%, 8/15/17	275	314
5.00%, 8/15/19	235	242
3.95%, 8/15/20	100	101

Sysco Corp., 2.60%, 6/12/22	95	90
6.63%, 3/17/39	200	258

Tyson Foods, Inc., 4.50%, 6/15/22	300	313

Unilever Capital Corp., 0.45%, 7/30/15	500	500
4.25%, 2/10/21	250	273
5.90%, 11/15/32	125	160
		10,272

Forest Products & Paper – 0.1%

Domtar Corp., 6.75%, 2/15/44	100	111

Georgia-Pacific LLC, 7.75%, 11/15/29	500	658

International Paper Co., 5.30%, 4/1/15	100	104
7.95%, 6/15/18	325	397
7.50%, 8/15/21	350	440

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Forest Products & Paper – 0.1% – continued

4.75%, 2/15/22	$125	$135
7.30%, 11/15/39	45	59
6.00%, 11/15/41	250	287

Westvaco Corp., 7.95%, 2/15/31	100	123
		2,314

Gas – 0.1%

AGL Capital Corp., 3.50%, 9/15/21	150	153
5.88%, 3/15/41	100	118

Atmos Energy Corp., 4.15%, 1/15/43	250	240

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	46

KeySpan Corp., 5.80%, 4/1/35	175	197

National Fuel Gas Co., 4.90%, 12/1/21	150	160
3.75%, 3/1/23	250	244

Sempra Energy, 2.30%, 4/1/17	80	82
6.15%, 6/15/18	400	462
2.88%, 10/1/22	60	57
6.00%, 10/15/39	250	298

Southern California Gas Co., 5.75%, 11/15/35	150	182
3.75%, 9/15/42	75	69

Southern Union Co., 8.25%, 11/15/29	25	30
		2,338

Hand/Machine Tools – 0.0%

Kennametal, Inc., 2.65%, 11/1/19	100	98

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	267
2.90%, 11/1/22	65	62
		427

Healthcare – Products – 0.3%

Baxter International, Inc., 0.95%, 6/1/16	110	110
1.85%, 1/15/17	100	102
5.38%, 6/1/18	225	255

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Healthcare – Products – 0.3% – continued

2.40%, 8/15/22	$200	$186
6.25%, 12/1/37	30	37
3.65%, 8/15/42	30	26
4.50%, 6/15/43	125	124

Becton Dickinson and Co., 1.75%, 11/8/16	250	256
3.25%, 11/12/20	430	441
3.13%, 11/8/21	150	152
6.00%, 5/15/39	290	357

Boston Scientific Corp., 2.65%, 10/1/18	80	81
7.38%, 1/15/40	100	132

CareFusion Corp., 6.38%, 8/1/19	125	143
3.30%, 3/1/23	130	122

CR Bard, Inc., 1.38%, 1/15/18	160	157

Life Technologies Corp., 3.50%, 1/15/16	250	260
6.00%, 3/1/20	500	575

Medtronic, Inc., 4.75%, 9/15/15	200	212
4.13%, 3/15/21	500	534
3.13%, 3/15/22	150	150
2.75%, 4/1/23	80	76
6.50%, 3/15/39	100	127
5.55%, 3/15/40	200	230
4.50%, 3/15/42	100	101

St. Jude Medical, Inc., 2.50%, 1/15/16	150	154
3.25%, 4/15/23	140	136
4.75%, 4/15/43	150	150

Stryker Corp., 2.00%, 9/30/16	125	128
4.10%, 4/1/43	50	48

Zimmer Holdings, Inc., 3.38%, 11/30/21	250	253
5.75%, 11/30/39	100	117
		5,932

Healthcare – Services – 0.4%

Aetna, Inc., 1.75%, 5/15/17	50	50
1.50%, 11/15/17	100	100
3.95%, 9/1/20	375	396

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Healthcare – Services – 0.4% – continued

4.13%, 6/1/21	$250	$267
6.75%, 12/15/37	150	193
4.50%, 5/15/42	100	98
4.75%, 3/15/44	50	51

Cigna Corp., 6.15%, 11/15/36	45	54
5.38%, 2/15/42	110	121

Humana, Inc., 3.15%, 12/1/22	85	81
8.15%, 6/15/38	200	281
4.63%, 12/1/42	100	96

Laboratory Corp. of America Holdings, 2.50%, 11/1/18	135	135

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	89

Quest Diagnostics, Inc., 5.45%, 11/1/15	250	267
6.40%, 7/1/17	100	113
4.75%, 1/30/20	340	364
5.75%, 1/30/40	185	192

UnitedHealth Group, Inc., 1.88%, 11/15/16	125	128
1.40%, 10/15/17	85	85
1.63%, 3/15/19	210	204
4.70%, 2/15/21	300	331
2.88%, 3/15/22	800	778
5.80%, 3/15/36	250	291
6.63%, 11/15/37	430	553
6.88%, 2/15/38	100	132
5.70%, 10/15/40	135	158

Ventas Realty L.P., 5.70%, 9/30/43	100	113

WellPoint, Inc., 5.25%, 1/15/16	550	591
2.38%, 2/15/17	200	204
5.88%, 6/15/17	350	395
1.88%, 1/15/18	205	203
2.30%, 7/15/18	165	165
3.70%, 8/15/21	320	327
3.13%, 5/15/22	100	96
3.30%, 1/15/23	300	288
		7,990

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Home Furnishings – 0.0%

Whirlpool Corp., 4.85%, 6/15/21	$100	$109
4.70%, 6/1/22	100	106
3.70%, 3/1/23	100	99
		314

Household Products/Wares – 0.1%

Clorox (The) Co., 5.95%, 10/15/17	25	29
3.05%, 9/15/22	250	240

Kimberly-Clark Corp., 6.13%, 8/1/17	50	58
6.25%, 7/15/18	150	175
2.40%, 3/1/22	50	48
6.63%, 8/1/37	350	462
3.70%, 6/1/43	100	89
		1,101

Housewares – 0.0%

Newell Rubbermaid, Inc., 2.00%, 6/15/15	50	51
4.70%, 8/15/20	200	213
		264

Insurance – 0.8%

ACE INA Holdings, Inc., 5.80%, 3/15/18	300	341
5.90%, 6/15/19	355	415
6.70%, 5/15/36	50	65
4.15%, 3/13/43	100	95

Aflac, Inc., 8.50%, 5/15/19	500	643
6.90%, 12/17/39	80	104
6.45%, 8/15/40	55	68

Alleghany Corp., 4.95%, 6/27/22	55	59

Allstate (The) Corp., 5.55%, 5/9/35	50	58
6.13%, 5/15/37	100	105
5.20%, 1/15/42	225	244
6.50%, 5/15/57	225	239

American International Group, Inc., 3.80%, 3/22/17	60	64
5.45%, 5/18/17	625	697
5.85%, 1/16/18	225	257

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Insurance – 0.8% – continued

8.25%, 8/15/18	$150	$188
3.38%, 8/15/20	300	306
4.88%, 6/1/22	700	767
4.13%, 2/15/24	165	169
6.25%, 5/1/36	350	433
8.18%, 5/15/58	440	578

Assurant, Inc., 2.50%, 3/15/18	50	50

Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	65	64
5.40%, 5/15/18	300	342
5.75%, 1/15/40	255	297
4.40%, 5/15/42	100	98
4.30%, 5/15/43	125	119

Berkshire Hathaway, Inc., 0.80%, 2/11/16	40	40
1.90%, 1/31/17	125	128
4.50%, 2/11/43	300	297

Chubb (The) Corp., 5.75%, 5/15/18	325	372
6.00%, 5/11/37	50	61
6.50%, 5/15/38	85	110

CNA Financial Corp., 7.35%, 11/15/19	250	306

Genworth Holdings, Inc., 6.52%, 5/22/18	50	58
7.20%, 2/15/21	600	719

Hartford Financial Services Group, Inc., 5.50%, 3/30/20	250	283
5.13%, 4/15/22	145	161
5.95%, 10/15/36	285	329

Infinity Property & Casualty Corp., 5.00%, 9/19/22	115	119

ING US, Inc., 2.90%, 2/15/18	50	51

Lincoln National Corp., 4.20%, 3/15/22	165	173
4.00%, 9/1/23	100	102
6.15%, 4/7/36	150	178
6.30%, 10/9/37	100	121
7.00%, 5/17/66	500	513

Loews Corp., 2.63%, 5/15/23	250	229
4.13%, 5/15/43	75	68

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Insurance – 0.8% – continued

Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	$103	$110

MetLife, Inc., 5.00%, 6/15/15	825	869
6.75%, 6/1/16	170	191
3.05%, 12/15/22	200	194
4.37%, 9/15/23	150	160
6.38%, 6/15/34	150	189
5.70%, 6/15/35	700	811
6.40%, 12/15/36	150	158

Primerica, Inc., 4.75%, 7/15/22	100	106

Principal Financial Group, Inc., 1.85%, 11/15/17	65	65
6.05%, 10/15/36	60	71
4.63%, 9/15/42	40	39

Progressive (The) Corp., 3.75%, 8/23/21	330	346

Protective Life Corp., 7.38%, 10/15/19	300	364
8.45%, 10/15/39	425	588

Prudential Financial, Inc., 2.30%, 8/15/18	420	421
5.38%, 6/21/20	175	198
5.75%, 7/15/33	50	56
6.63%, 12/1/37	200	250
8.88%, 6/15/38	50	61
5.63%, 6/15/43	200	204

Reinsurance Group of America, Inc., 6.45%, 11/15/19	500	583

Torchmark Corp., 3.80%, 9/15/22	420	419

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	92

Travelers (The) Cos., Inc., 5.50%, 12/1/15	150	162
5.80%, 5/15/18	375	429
6.25%, 6/15/37	375	468
5.35%, 11/1/40	25	28
4.60%, 8/1/43	75	77
		18,992

Internet – 0.1%

Amazon.com, Inc., 1.20%, 11/29/17	315	312

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Internet – 0.1% – continued

eBay, Inc., 0.70%, 7/15/15	$75	$75
1.63%, 10/15/15	250	254
4.00%, 7/15/42	235	208

Google, Inc., 3.63%, 5/19/21	250	265

Symantec Corp., 2.75%, 6/15/17	410	422
4.20%, 9/15/20	200	208
		1,744

Iron/Steel – 0.1%

Allegheny Technologies, Inc., 5.95%, 1/15/21	125	132

Cliffs Natural Resources, Inc., 6.25%, 10/1/40	200	173

Nucor Corp., 5.85%, 6/1/18	200	228
4.00%, 8/1/23	250	249
6.40%, 12/1/37	150	175
5.20%, 8/1/43	125	127
		1,084

Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	105	99

Marriott International, Inc., 3.00%, 3/1/19	250	255
3.38%, 10/15/20	125	126
3.25%, 9/15/22	50	48

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	200	231
3.13%, 2/15/23	150	141

Wyndham Worldwide Corp., 2.95%, 3/1/17	185	189
2.50%, 3/1/18	20	20
4.25%, 3/1/22	100	101
		1,210

Machinery – Construction & Mining – 0.1%

Caterpillar Financial Services Corp., 1.10%, 5/29/15	40	40
2.65%, 4/1/16	150	156
2.05%, 8/1/16	150	154
1.75%, 3/24/17	100	101
5.85%, 9/1/17	592	672

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Machinery – Construction & Mining – 0.1% – continued

1.30%, 3/1/18	$40	$39
5.45%, 4/15/18	300	339

Caterpillar, Inc., 0.95%, 6/26/15	95	96
5.70%, 8/15/16	50	55
3.90%, 5/27/21	500	532
2.60%, 6/26/22	150	143
5.20%, 5/27/41	450	495
3.80%, 8/15/42	102	91
		2,913

Machinery – Diversified – 0.0%

Cummins, Inc., 4.88%, 10/1/43	90	96

Deere & Co., 2.60%, 6/8/22	125	119
8.10%, 5/15/30	100	145

IDEX Corp., 4.20%, 12/15/21	200	205

Rockwell Automation, Inc., 6.25%, 12/1/37	150	183

Roper Industries, Inc., 1.85%, 11/15/17	160	161
2.05%, 10/1/18	120	118
		1,027

Media – 1.1%

21st Century Fox America, Inc., 6.90%, 3/1/19	300	361
4.50%, 2/15/21	450	488
3.00%, 9/15/22	200	192
6.40%, 12/15/35	125	149
6.65%, 11/15/37	550	672
7.85%, 3/1/39	100	135
6.90%, 8/15/39	310	390

CBS Corp., 4.63%, 5/15/18	25	27
5.75%, 4/15/20	250	284
4.30%, 2/15/21	500	528
3.38%, 3/1/22	100	98

Comcast Corp., 4.95%, 6/15/16	250	272
3.13%, 7/15/22	430	425
7.05%, 3/15/33	190	247

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Media – 1.1% – continued

6.45%, 3/15/37	$520	$640
6.95%, 8/15/37	450	585
6.40%, 5/15/38	600	738
6.40%, 3/1/40	175	215
4.75%, 3/1/44	100	102

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	55	54
4.60%, 2/15/21	555	586
3.80%, 3/15/22	1,015	1,004
6.00%, 8/15/40	520	542

Discovery Communications LLC, 5.63%, 8/15/19	250	283
4.38%, 6/15/21	800	846
3.25%, 4/1/23	60	58
6.35%, 6/1/40	125	145
4.95%, 5/15/42	50	49
4.88%, 4/1/43	35	34

Historic TW, Inc., 6.88%, 6/15/18	250	296

NBCUniversal Media LLC, 3.65%, 4/30/15	115	119
2.88%, 4/1/16	965	1,003
5.15%, 4/30/20	300	339
4.38%, 4/1/21	650	705
2.88%, 1/15/23	150	145
6.40%, 4/30/40	115	142

Scripps Networks Interactive, Inc., 2.70%, 12/15/16	100	104

Time Warner Cable, Inc., 6.75%, 7/1/18	450	528
8.75%, 2/14/19	300	380
8.25%, 4/1/19	1,325	1,651
5.00%, 2/1/20	365	399
6.55%, 5/1/37	200	232
7.30%, 7/1/38	350	437
6.75%, 6/15/39	130	154
5.50%, 9/1/41	140	146

Time Warner Entertainment Co. L.P., 8.38%, 3/15/23	75	98
8.38%, 7/15/33	215	296

Time Warner, Inc., 5.88%, 11/15/16	400	448
4.88%, 3/15/20	160	176
4.75%, 3/29/21	350	383

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Media – 1.1% – continued

3.40%, 6/15/22	$50	$50
6.50%, 11/15/36	850	1,008
6.20%, 3/15/40	55	64
6.10%, 7/15/40	200	230
5.38%, 10/15/41	500	530

Viacom, Inc., 2.50%, 12/15/16	65	67
6.13%, 10/5/17	125	144
2.50%, 9/1/18	45	46
2.20%, 4/1/19	80	79
5.63%, 9/15/19	310	351
6.88%, 4/30/36	600	743
4.50%, 2/27/42	300	274

Walt Disney (The) Co., 1.35%, 8/16/16	150	152
1.13%, 2/15/17	250	250
1.10%, 12/1/17	25	25
5.88%, 12/15/17	300	345
5.50%, 3/15/19	400	463
3.75%, 6/1/21	300	317
3.70%, 12/1/42	130	117
		23,585

Metal Fabricate/Hardware – 0.0%

Precision Castparts Corp., 1.25%, 1/15/18	210	207
3.90%, 1/15/43	100	93
		300

Mining – 0.2%

Alcoa, Inc., 5.55%, 2/1/17	475	519
6.75%, 7/15/18	80	91
5.40%, 4/15/21	75	79
5.90%, 2/1/27	75	76
5.95%, 2/1/37	600	581

Barrick North America Finance LLC, 6.80%, 9/15/18	175	203
4.40%, 5/30/21	500	504
7.50%, 9/15/38	100	110

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18	245	244
3.55%, 3/1/22	250	239
5.45%, 3/15/43	145	143

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Mining – 0.2% – continued

Newmont Mining Corp.,
5.13%, 10/1/19	$315	$335
3.50%, 3/15/22	250	227
5.88%, 4/1/35	100	94
4.88%, 3/15/42	150	121

Southern Copper Corp.,
7.50%, 7/27/35	300	330
6.75%, 4/16/40	90	92
		3,988

Miscellaneous Manufacturing – 0.2%

3M Co., 1.00%, 6/26/17	150	149
5.70%, 3/15/37	350	421

Danaher Corp., 5.63%, 1/15/18	200	228
3.90%, 6/23/21	250	265

Dover Corp., 4.30%, 3/1/21	60	64

Eaton Corp., 1.50%, 11/2/17	215	214
2.75%, 11/2/22	1,000	947

General Electric Co., 0.85%, 10/9/15	210	211
5.25%, 12/6/17	750	850
2.70%, 10/9/22	1,080	1,047
4.50%, 3/11/44	150	152

Illinois Tool Works, Inc., 1.95%, 3/1/19	130	128
3.38%, 9/15/21	250	256
3.90%, 9/1/42	200	182

Textron, Inc., 5.60%, 12/1/17	125	138
		5,252

Office/Business Equipment – 0.1%

Xerox Corp., 6.75%, 2/1/17	500	569
6.35%, 5/15/18	700	809
5.63%, 12/15/19	120	136
4.50%, 5/15/21	120	126
6.75%, 12/15/39	60	70
		1,710

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Oil & Gas – 0.9%

Anadarko Petroleum Corp., 6.95%, 6/15/19	$500	$597

Apache Corp., 5.63%, 1/15/17	250	279
3.63%, 2/1/21	200	210
6.00%, 1/15/37	620	732
5.10%, 9/1/40	250	265

Chevron Corp., 0.89%, 6/24/16	120	121
1.10%, 12/5/17	200	198
4.95%, 3/3/19	300	340
2.43%, 6/24/20	120	119
3.19%, 6/24/23	505	499

ConocoPhillips, 6.65%, 7/15/18	100	119
5.75%, 2/1/19	1,150	1,343
5.90%, 10/15/32	250	299
5.90%, 5/15/38	100	123

ConocoPhillips Co., 1.05%, 12/15/17	250	247

ConocoPhillips Holding Co., 6.95%, 4/15/29	510	680

Continental Resources, Inc., 5.00%, 9/15/22	200	210

Devon Energy Corp., 2.40%, 7/15/16	80	82
6.30%, 1/15/19	600	703
4.00%, 7/15/21	200	209
3.25%, 5/15/22	235	231
7.95%, 4/15/32	100	137

Devon Financing Corp. LLC, 7.88%, 9/30/31	410	558

EOG Resources, Inc., 2.95%, 6/1/15	250	257
5.63%, 6/1/19	215	248
4.10%, 2/1/21	500	538

EQT Corp., 8.13%, 6/1/19	325	397

Hess Corp., 7.88%, 10/1/29	620	814
7.13%, 3/15/33	75	94

Kerr-McGee Corp., 7.88%, 9/15/31	140	182

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Oil & Gas – 0.9% – continued

Marathon Oil Corp., 6.00%, 10/1/17	$485	$554
6.80%, 3/15/32	175	217

Marathon Petroleum Corp., 3.50%, 3/1/16	200	209
5.13%, 3/1/21	75	83
6.50%, 3/1/41	260	315

Murphy Oil Corp., 4.00%, 6/1/22	100	99
7.05%, 5/1/29	300	346

Nabors Industries, Inc., 2.35%, 9/15/16(3)(4)	35	36
5.00%, 9/15/20	250	267
4.63%, 9/15/21	300	310
5.10%, 9/15/23(3)(4)	130	135

Noble Energy, Inc., 4.15%, 12/15/21	250	263

Occidental Petroleum Corp., 1.75%, 2/15/17	250	253
1.50%, 2/15/18	50	49
4.10%, 2/1/21	750	808
3.13%, 2/15/22	100	99

Pemex Project Funding Master Trust, 5.75%, 3/1/18	190	211
6.63%, 6/15/35	200	222

Phillips 66, 2.95%, 5/1/17	150	156

Pioneer Natural Resources Co., 6.65%, 3/15/17	150	171
6.88%, 5/1/18	100	117
3.95%, 7/15/22	85	87
7.20%, 1/15/28	100	123

Pride International, Inc., 6.88%, 8/15/20	1,000	1,194

Rowan Cos., Inc., 5.00%, 9/1/17	200	218
5.40%, 12/1/42	75	72
5.85%, 1/15/44	35	36

Southwestern Energy Co., 4.10%, 3/15/22	100	103

Valero Energy Corp., 9.38%, 3/15/19	100	130

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Oil & Gas – 0.9% – continued

7.50%, 4/15/32	$765	$979
10.50%, 3/15/39	325	510
		19,203

Oil & Gas Services – 0.1%

Baker Hughes, Inc., 3.20%, 8/15/21	100	102
5.13%, 9/15/40	210	232

Cameron International Corp., 1.60%, 4/30/15	150	151
4.50%, 6/1/21	125	134

Halliburton Co., 5.90%, 9/15/18	350	406
3.25%, 11/15/21	595	605
6.70%, 9/15/38	75	97
7.45%, 9/15/39	820	1,152

Weatherford International, Inc., 6.35%, 6/15/17	100	113
		2,992

Packaging & Containers – 0.0%

Packaging Corp. of America, 4.50%, 11/1/23	100	104

Rock-Tenn Co., 3.50%, 3/1/20	150	152

Sonoco Products Co., 4.38%, 11/1/21	25	26
5.75%, 11/1/40	150	167
		449

Pharmaceuticals – 0.8%

AbbVie, Inc., 1.20%, 11/6/15	250	252
1.75%, 11/6/17	265	266
2.90%, 11/6/22	500	481
4.40%, 11/6/42	415	406

Actavis, Inc., 1.88%, 10/1/17	20	20
3.25%, 10/1/22	500	479
4.63%, 10/1/42	60	57

Allergan, Inc., 1.35%, 3/15/18	100	98

Bristol-Myers Squibb Co., 2.00%, 8/1/22	600	546
5.88%, 11/15/36	23	28
6.13%, 5/1/38	5	6

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Pharmaceuticals – 0.8% – continued

Cardinal Health, Inc., 5.80%, 10/15/16	$100	$112
1.90%, 6/15/17	65	65
1.70%, 3/15/18	25	25
3.20%, 6/15/22	150	147
4.60%, 3/15/43	35	34

Eli Lilly & Co., 5.20%, 3/15/17	525	587
1.95%, 3/15/19	35	35
5.55%, 3/15/37	250	288

Express Scripts Holding Co., 3.13%, 5/15/16	100	104
2.65%, 2/15/17	725	750
7.25%, 6/15/19	440	535
4.75%, 11/15/21	500	543
6.13%, 11/15/41	100	119

GlaxoSmithKline Capital, Inc., 0.70%, 3/18/16	300	300
5.65%, 5/15/18	800	918
5.38%, 4/15/34	150	171
6.38%, 5/15/38	380	484
4.20%, 3/18/43	20	19

Johnson & Johnson, 5.55%, 8/15/17	350	399
3.55%, 5/15/21	250	266
6.95%, 9/1/29	100	135
5.95%, 8/15/37	100	124
4.85%, 5/15/41	400	438

McKesson Corp., 5.70%, 3/1/17	275	304
1.40%, 3/15/18	80	78
2.70%, 12/15/22	120	112
3.80%, 3/15/24	160	160
6.00%, 3/1/41	250	293
4.88%, 3/15/44	105	106

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	273
5.90%, 11/1/39	50	57

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	354

Merck & Co., Inc., 6.00%, 9/15/17	350	403
2.80%, 5/18/23	300	285
3.60%, 9/15/42	25	22

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Pharmaceuticals – 0.8% – continued

4.15%, 5/18/43	$60	$58

Merck Sharp & Dohme Corp., 5.00%, 6/30/19	725	820
5.75%, 11/15/36	50	60
5.85%, 6/30/39	575	698

Mylan, Inc., 1.80%, 6/24/16	95	96
1.35%, 11/29/16	55	55
5.40%, 11/29/43	35	36

Novartis Capital Corp., 4.40%, 4/24/20	185	203
2.40%, 9/21/22	40	38
3.40%, 5/6/24	250	250
4.40%, 5/6/44	250	252

Pfizer, Inc., 6.20%, 3/15/19	1,000	1,184
7.20%, 3/15/39	700	972

Pharmacia Corp., 6.60%, 12/1/28	125	161

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	45	51

Wyeth LLC, 5.50%, 2/15/16	425	463
5.95%, 4/1/37	225	272

Zoetis, Inc., 1.88%, 2/1/18	40	40
3.25%, 2/1/23	500	482
4.70%, 2/1/43	40	40
		17,915

Pipelines – 0.6%

Buckeye Partners L.P., 6.05%, 1/15/18	85	95

CenterPoint Energy Resources Corp., 6.00%, 5/15/18	85	97
6.63%, 11/1/37	50	64
5.85%, 1/15/41	50	59

DCP Midstream Operating L.P., 2.50%, 12/1/17	50	51
3.88%, 3/15/23	50	49
5.60%, 4/1/44	75	78

El Paso Natural Gas Co. LLC, 5.95%, 4/15/17	350	392
8.38%, 6/15/32	100	133

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Pipelines – 0.6% – continued

El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	$155	$138

Enbridge Energy Partners L.P., 5.20%, 3/15/20	95	104
4.20%, 9/15/21	250	259
7.50%, 4/15/38	50	63

Energy Transfer Partners L.P., 6.13%, 2/15/17	350	392
9.00%, 4/15/19	187	235
4.15%, 10/1/20	150	155
6.63%, 10/15/36	100	113
7.50%, 7/1/38	200	247
6.50%, 2/1/42	650	737
5.15%, 2/1/43	150	144

Enterprise Products Operating LLC, 3.20%, 2/1/16	200	208
6.30%, 9/15/17	335	386
5.25%, 1/31/20	300	336
4.05%, 2/15/22	1,000	1,043
3.90%, 2/15/24	50	50
6.88%, 3/1/33	50	63
7.55%, 4/15/38	200	264
4.85%, 8/15/42	315	312
4.45%, 2/15/43	40	38
5.10%, 2/15/45	50	52

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	495	561
6.85%, 2/15/20	70	82
4.15%, 3/1/22	175	177
3.50%, 9/1/23	25	24
7.40%, 3/15/31	350	425
7.30%, 8/15/33	100	123
6.95%, 1/15/38	150	180
6.55%, 9/15/40	100	114
6.38%, 3/1/41	135	152
5.63%, 9/1/41	100	102
5.00%, 3/1/43	335	319

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	214
5.15%, 10/15/43	50	53

ONEOK Partners L.P., 3.25%, 2/1/16	135	140
6.15%, 10/1/16	200	224
2.00%, 10/1/17	75	75

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Pipelines – 0.6% – continued

3.20%, 9/15/18	$85	$88
8.63%, 3/1/19	350	439
6.20%, 9/15/43	100	115

Panhandle Eastern Pipe Line Co. L.P., 6.20%, 11/1/17	100	114

Plains All American Pipeline L.P./PAA Finance Corp.,
6.13%, 1/15/17	200	225
6.50%, 5/1/18	300	351
5.75%, 1/15/20	200	230
5.00%, 2/1/21	100	111
3.85%, 10/15/23	250	249
5.15%, 6/1/42	150	156
4.30%, 1/31/43	100	92

Spectra Energy Capital LLC, 6.20%, 4/15/18	350	399
3.30%, 3/15/23	200	182
7.50%, 9/15/38	50	60

Spectra Energy Partners L.P., 2.95%, 9/25/18	55	56
5.95%, 9/25/43	100	114

Sunoco Logistics Partners Operations L.P., 4.65%, 2/15/22	165	172
4.25%, 4/1/24	35	35
5.30%, 4/1/44	100	100

Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	50	61

Transcontinental Gas Pipe Line Co. LLC, 5.40%, 8/15/41	130	141

Williams (The) Cos., Inc., 7.50%, 1/15/31	200	220
8.75%, 3/15/32	192	231

Williams Partners L.P., 5.25%, 3/15/20	180	198
4.13%, 11/15/20	300	311
3.35%, 8/15/22	250	239
6.30%, 4/15/40	130	148
5.80%, 11/15/43	200	216

Williams Partners L.P./Williams Partners Finance Corp., 7.25%, 2/1/17	100	115
		14,490

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Real Estate – 0.0%

Regency Centers L.P., 5.88%, 6/15/17	$25	$28

Real Estate Investment Trusts – 0.6%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	103

American Tower Corp., 7.00%, 10/15/17	400	465
4.70%, 3/15/22	305	319

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	174
3.63%, 10/1/20	75	77
2.95%, 9/15/22	50	47

BioMed Realty L.P., 3.85%, 4/15/16	100	105

Boston Properties L.P., 5.63%, 4/15/15	100	105
5.88%, 10/15/19	500	577
3.85%, 2/1/23	150	151
3.13%, 9/1/23	35	33

Brandywine Operating Partnership L.P., 5.70%, 5/1/17	150	166

BRE Properties, Inc., 5.20%, 3/15/21	200	219

Camden Property Trust, 2.95%, 12/15/22	150	141

CommonWealth REIT, 6.25%, 6/15/17	75	81

DDR Corp., 3.50%, 1/15/21	150	149
4.63%, 7/15/22	100	105

Digital Realty Trust L.P., 3.63%, 10/1/22	250	232

Duke Realty L.P., 5.95%, 2/15/17	500	557
4.38%, 6/15/22	100	102

EPR Properties, 7.75%, 7/15/20	50	59
5.75%, 8/15/22	100	106

Equity One, Inc., 3.75%, 11/15/22	100	96

ERP Operating L.P., 4.75%, 7/15/20	335	367
4.63%, 12/15/21	185	200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Real Estate Investment Trusts – 0.6% – continued

Federal Realty Investment Trust, 3.00%, 8/1/22	$25	$24

HCP, Inc., 6.00%, 1/30/17	150	169
3.75%, 2/1/19	100	105
2.63%, 2/1/20	50	49
5.38%, 2/1/21	960	1,075
3.15%, 8/1/22	100	96

Health Care REIT, Inc., 3.63%, 3/15/16	500	525
2.25%, 3/15/18	25	25
4.13%, 4/1/19	150	159
5.13%, 3/15/43	150	154

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	200	221

Highwoods Realty L.P., 3.63%, 1/15/23	100	95

Hospitality Properties Trust, 5.63%, 3/15/17	500	547
6.70%, 1/15/18	75	84
5.00%, 8/15/22	300	312

Kilroy Realty L.P., 3.80%, 1/15/23	200	195

Kimco Realty Corp., 6.88%, 10/1/19	200	238

Liberty Property L.P., 6.63%, 10/1/17	50	57
4.13%, 6/15/22	250	253
4.40%, 2/15/24	80	81

Mack-Cali Realty L.P., 4.50%, 4/18/22	100	100

National Retail Properties, Inc., 3.80%, 10/15/22	100	99
3.30%, 4/15/23	100	94

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	100

ProLogis L.P., 4.50%, 8/15/17	85	92
6.63%, 5/15/18	310	361
6.88%, 3/15/20	37	44

Realty Income Corp., 2.00%, 1/31/18	250	247
4.65%, 8/1/23	185	194

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Real Estate Investment Trusts – 0.6% – continued

Simon Property Group L.P., 5.10%, 6/15/15	$250	$263
5.25%, 12/1/16	400	440
2.15%, 9/15/17	225	230
4.38%, 3/1/21	250	272
2.75%, 2/1/23	100	95

UDR, Inc., 4.63%, 1/10/22	165	175

Ventas Realty L.P./Ventas Capital Corp., 4.00%, 4/30/19	200	212
4.75%, 6/1/21	50	54
4.25%, 3/1/22	340	353

Vornado Realty L.P., 5.00%, 1/15/22	250	266

Weyerhaeuser Co., 4.63%, 9/15/23	185	193
		13,084

Retail – 0.8%

AutoZone, Inc., 4.00%, 11/15/20	250	261
3.70%, 4/15/22	55	55
3.13%, 7/15/23	135	127

Costco Wholesale Corp., 5.50%, 3/15/17	250	281
1.13%, 12/15/17	400	394

CVS Caremark Corp., 5.75%, 6/1/17	341	386
4.75%, 5/18/20	250	275
4.13%, 5/15/21	100	106
2.75%, 12/1/22	350	330
6.25%, 6/1/27	250	306
6.13%, 9/15/39	175	211

Darden Restaurants, Inc., 3.35%, 11/1/22	160	144

Home Depot (The), Inc., 5.40%, 3/1/16	800	872
2.25%, 9/10/18	65	66
4.40%, 4/1/21	250	275
2.70%, 4/1/23	125	119
5.88%, 12/16/36	350	422
5.95%, 4/1/41	250	303
4.88%, 2/15/44	100	106

Kohl’s Corp., 4.00%, 11/1/21	85	87

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Retail – 0.8% – continued

3.25%, 2/1/23	$100	$93
4.75%, 12/15/23	250	259
6.00%, 1/15/33	100	108
6.88%, 12/15/37	150	175

Lowe’s Cos., Inc., 5.00%, 10/15/15	325	347
1.63%, 4/15/17	50	51
4.63%, 4/15/20	100	110
3.12%, 4/15/22	500	498
3.88%, 9/15/23	150	155
5.80%, 10/15/36	100	116
5.80%, 4/15/40	350	410
4.65%, 4/15/42	50	51
5.00%, 9/15/43	50	53

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	213	237
3.88%, 1/15/22	30	31
2.88%, 2/15/23	150	140
6.90%, 4/1/29	305	370
6.90%, 1/15/32	250	304
5.13%, 1/15/42	40	41

McDonald’s Corp., 5.80%, 10/15/17	750	860
5.35%, 3/1/18	100	113
3.63%, 5/20/21	100	105
6.30%, 10/15/37	75	94
3.70%, 2/15/42	100	89

Nordstrom, Inc., 6.25%, 1/15/18	325	374
4.00%, 10/15/21	150	158
7.00%, 1/15/38	50	67

Staples, Inc., 2.75%, 1/12/18	125	126

Starbucks Corp., 3.85%, 10/1/23	200	204

Target Corp., 5.38%, 5/1/17	575	645
3.88%, 7/15/20	195	208
2.90%, 1/15/22	515	504
6.50%, 10/15/37	125	157
7.00%, 1/15/38	325	429

TJX Cos., Inc., 2.50%, 5/15/23	205	190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Retail – 0.8% – continued

Walgreen Co., 5.25%, 1/15/19	$525	$597

Wal-Mart Stores, Inc., 2.88%, 4/1/15	225	231
1.13%, 4/11/18	350	343
3.63%, 7/8/20	200	210
4.25%, 4/15/21	600	654
5.88%, 4/5/27	250	306
5.25%, 9/1/35	175	197
6.50%, 8/15/37	250	324
6.20%, 4/15/38	275	346
5.63%, 4/1/40	155	183
4.88%, 7/8/40	90	97
5.00%, 10/25/40	350	382
5.63%, 4/15/41	775	919
4.00%, 4/11/43	170	158
4.75%, 10/2/43	100	105

Yum! Brands, Inc., 6.25%, 4/15/16	150	165
3.75%, 11/1/21	35	35
6.88%, 11/15/37	142	172
		18,422

Savings & Loans – 0.0%

Santander Holdings USA, Inc., 4.63%, 4/19/16	30	32

Semiconductors – 0.1%

Altera Corp., 1.75%, 5/15/17	35	35
2.50%, 11/15/18	30	30

Applied Materials, Inc., 5.85%, 6/15/41	100	113

Broadcom Corp., 2.50%, 8/15/22	365	335

Intel Corp., 1.95%, 10/1/16	300	308
1.35%, 12/15/17	450	447
2.70%, 12/15/22	450	430
4.00%, 12/15/32	150	146
4.80%, 10/1/41	250	258

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	48

Texas Instruments, Inc., 0.45%, 8/3/15	135	135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Semiconductors – 0.1% – continued

1.00%, 5/1/18	$300	$291
		2,576

Software – 0.3%

Autodesk, Inc., 1.95%, 12/15/17	75	75

CA, Inc., 2.88%, 8/15/18	80	81
4.50%, 8/15/23	250	259

Fidelity National Information Services, Inc., 2.00%, 4/15/18	40	39
5.00%, 3/15/22	200	209

Fiserv, Inc., 3.13%, 10/1/15	250	258
3.13%, 6/15/16	170	177
4.63%, 10/1/20	250	263
3.50%, 10/1/22	100	98

Intuit, Inc., 5.75%, 3/15/17	100	112

Microsoft Corp., 0.88%, 11/15/17	125	123
1.00%, 5/1/18	100	98
4.20%, 6/1/19	250	276
3.63%, 12/15/23	320	328
5.20%, 6/1/39	200	224
4.50%, 10/1/40	700	714
5.30%, 2/8/41	190	215

Oracle Corp., 5.75%, 4/15/18	345	397
5.00%, 7/8/19	530	598
2.50%, 10/15/22	535	503
6.50%, 4/15/38	550	702
6.13%, 7/8/39	100	123
		5,872

Telecommunications – 0.9%

Alltel Corp., 7.88%, 7/1/32	100	135

AT&T Corp., 8.00%, 11/15/31	165	229

AT&T, Inc., 0.90%, 2/12/16	210	210
2.95%, 5/15/16	500	521
2.40%, 8/15/16	285	294

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Telecommunications – 0.9% – continued

2.63%, 12/1/22	$1,395	$1,297
6.15%, 9/15/34	125	141
6.50%, 9/1/37	600	698
6.30%, 1/15/38	325	370
6.40%, 5/15/38	99	114
6.55%, 2/15/39	85	100
5.35%, 9/1/40	500	511

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	100	100

Cisco Systems, Inc., 5.50%, 2/22/16	850	928
1.10%, 3/3/17	400	401
3.15%, 3/14/17	100	106
4.45%, 1/15/20	225	247
2.90%, 3/4/21	50	50
5.90%, 2/15/39	690	819

Corning, Inc., 4.25%, 8/15/20	250	271
5.75%, 8/15/40	170	197

Embarq Corp., 8.00%, 6/1/36	265	276

GTE Corp., 8.75%, 11/1/21	860	1,117
6.94%, 4/15/28	150	180

Harris Corp., 6.38%, 6/15/19	50	58

Juniper Networks, Inc., 4.60%, 3/15/21	100	104
5.95%, 3/15/41	100	101

Motorola Solutions, Inc., 6.00%, 11/15/17	200	229
3.75%, 5/15/22	250	247
3.50%, 3/1/23	100	96

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	400	581

Qwest Corp., 6.88%, 9/15/33	125	123

Verizon Communications, Inc., 3.00%, 4/1/16	100	104
6.35%, 4/1/19	1,125	1,327
4.60%, 4/1/21	225	244
3.50%, 11/1/21	100	101
7.75%, 12/1/30	500	661

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Telecommunications – 0.9% – continued

7.75%, 6/15/32	$140	$184
6.40%, 9/15/33	1,000	1,187
6.25%, 4/1/37	400	465
6.40%, 2/15/38	1,365	1,603
8.95%, 3/1/39	650	987
7.35%, 4/1/39	815	1,058
6.00%, 4/1/41	180	204
4.75%, 11/1/41	410	395
6.55%, 9/15/43	690	840

Verizon New York, Inc., 7.38%, 4/1/32	150	179
		20,390

Toys, Games & Hobbies – 0.0%

Hasbro, Inc., 6.35%, 3/15/40	250	281

Mattel, Inc., 2.50%, 11/1/16	85	88
1.70%, 3/15/18	35	34
6.20%, 10/1/40	50	58
		461

Transportation – 0.4%

Burlington Northern Santa Fe LLC, 5.75%, 3/15/18	100	114
4.70%, 10/1/19	100	110
4.10%, 6/1/21	20	21
3.45%, 9/15/21	50	51
3.05%, 9/1/22	400	383
6.20%, 8/15/36	325	386
6.15%, 5/1/37	140	167
4.95%, 9/15/41	250	258
4.40%, 3/15/42	215	204

CSX Corp., 6.25%, 4/1/15	250	264
4.25%, 6/1/21	100	106
3.70%, 11/1/23	50	50
6.00%, 10/1/36	100	117
6.15%, 5/1/37	190	227
6.22%, 4/30/40	350	425
5.50%, 4/15/41	50	56
4.10%, 3/15/44	15	14

FedEx Corp., 8.00%, 1/15/19	290	360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.0% – continued

Transportation – 0.4% – continued

2.63%, 8/1/22	$100	$93
2.70%, 4/15/23	35	32
3.88%, 8/1/42	50	43
4.10%, 4/15/43	50	45

Norfolk Southern Corp., 5.90%, 6/15/19	320	371
3.25%, 12/1/21	250	252
3.00%, 4/1/22	450	438
7.25%, 2/15/31	500	642
3.95%, 10/1/42	150	136
4.80%, 8/15/43	65	67

Ryder System, Inc., 3.60%, 3/1/16	85	89
2.50%, 3/1/17	200	204
3.50%, 6/1/17	45	47
2.50%, 3/1/18	100	101

Union Pacific Corp., 2.75%, 4/15/23	100	94
3.65%, 2/15/24	879	876
4.75%, 9/15/41	100	102
4.30%, 6/15/42	200	193

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	66

United Parcel Service, Inc., 5.50%, 1/15/18	775	882
3.13%, 1/15/21	250	256
6.20%, 1/15/38	150	189
3.63%, 10/1/42	115	102
		8,633

Trucking & Leasing – 0.0%

GATX Corp., 2.38%, 7/30/18	35	35
5.20%, 3/15/44	35	36
		71

Water – 0.0%

American Water Capital Corp., 6.59%, 10/15/37	125	159
4.30%, 12/1/42	75	72
		231
Total Corporate Bonds
(Cost $401,960)		426,187

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1%

Advertising – 0.0%

WPP Finance 2010, 3.63%, 9/7/22	$100	$98

Banks – 2.1%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	145	154
3.05%, 8/23/18	200	206
4.00%, 3/13/24	250	252

Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	250	251

Bank of Montreal, 1.30%, 7/15/16	150	151
2.50%, 1/11/17	500	518
1.40%, 9/11/17	250	249
1.45%, 4/9/18	250	246
2.38%, 1/25/19	35	35
2.55%, 11/6/22	300	283

Bank of Nova Scotia, 2.05%, 10/7/15	100	102
0.75%, 10/9/15	250	251
0.95%, 3/15/16	150	151
1.38%, 7/15/16	250	253
2.55%, 1/12/17	500	519
1.38%, 12/18/17	250	247
4.38%, 1/13/21	250	275

Barclays Bank PLC, 5.14%, 10/14/20	500	530

BNP Paribas S.A., 2.38%, 9/14/17	625	640
2.45%, 3/17/19	110	110
5.00%, 1/15/21	1,000	1,110
3.25%, 3/3/23	250	243

Canadian Imperial Bank of Commerce, 0.90%, 10/1/15	315	317
1.35%, 7/18/16	250	252
1.55%, 1/23/18	150	148

Commonwealth Bank of Australia, 1.13%, 3/13/17	300	299
2.50%, 9/20/18	250	254
2.25%, 3/13/19	250	249

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., 1.70%, 3/19/18	125	124

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Banks – 2.1% – continued

4.50%, 1/11/21	$1,000	$1,082
3.88%, 2/8/22	750	777
3.95%, 11/9/22	250	248

Credit Suisse, 5.30%, 8/13/19	1,000	1,136
5.40%, 1/14/20	500	557

Deutsche Bank A.G., 3.25%, 1/11/16	150	156
6.00%, 9/1/17	1,225	1,395

Export-Import Bank of Korea, 4.00%, 1/11/17	200	216
4.00%, 1/29/21	1,000	1,052

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,230
4.88%, 1/14/22	500	547
4.00%, 3/30/22	500	519
6.50%, 9/15/37	300	355
6.80%, 6/1/38	150	184

KFW, 0.63%, 4/24/15	3,000	3,018
0.50%, 4/19/16	800	800
2.00%, 6/1/16	500	515
4.88%, 1/17/17	200	222
1.25%, 2/15/17	500	504
4.38%, 3/15/18	375	417
1.88%, 4/1/19	1,000	999
4.00%, 1/27/20	1,500	1,643
2.75%, 9/8/20	500	510
2.75%, 10/1/20	1,000	1,018
2.63%, 1/25/22	900	892
2.00%, 10/4/22	250	235
2.13%, 1/17/23	1,000	942
2.69%, 6/29/37(5)	500	210

Korea Development Bank (The), 4.38%, 8/10/15	245	256
1.00%, 1/22/16	200	200
3.50%, 8/22/17	850	900
3.00%, 3/17/19	200	205
3.00%, 9/14/22	215	210

Korea Finance Corp., 2.25%, 8/7/17	300	305

Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	525	543

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Banks – 2.1% – continued

2.13%, 7/15/16	$250	$258
5.13%, 2/1/17	900	1,004
1.88%, 9/17/18	200	201
1.38%, 10/23/19	140	135

National Australia Bank Ltd., 1.60%, 8/7/15	350	355
0.90%, 1/20/16	250	251
1.30%, 7/25/16	250	252
2.75%, 3/9/17	250	261

National Bank of Canada, 1.45%, 11/7/17	250	247

Oesterreichische Kontrollbank A.G., 1.13%, 7/6/15	225	227
5.00%, 4/25/17	100	112
1.63%, 3/12/19	300	296

Royal Bank of Canada, 0.80%, 10/30/15	200	201
0.63%, 12/4/15	240	240
2.63%, 12/15/15	180	186
0.85%, 3/8/16	150	150
2.88%, 4/19/16	200	208
2.30%, 7/20/16	250	258
1.13%, 7/22/16	275	276
1.45%, 9/9/16	100	101
1.20%, 9/19/17	400	397
2.20%, 7/27/18	350	352
2.00%, 10/1/18	320	320

Royal Bank of Scotland (The) PLC, 4.38%, 3/16/16	175	186

Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	1,200	1,225
6.40%, 10/21/19	200	231

Societe Generale S.A., 2.75%, 10/12/17	250	257
2.63%, 10/1/18	250	252

Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	251
2.50%, 7/19/18	250	254
3.00%, 1/18/23	210	203

Svenska Handelsbanken AB, 1.63%, 3/21/18	900	887
2.50%, 1/25/19	250	252

Toronto-Dominion Bank (The), 2.50%, 7/14/16	150	156

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Banks – 2.1% – continued

2.38%, 10/19/16	$565	$586
1.40%, 4/30/18	165	162
2.63%, 9/10/18	200	205

UBS A.G., 5.88%, 7/15/16	450	497
5.88%, 12/20/17	372	426
5.75%, 4/25/18	125	143
4.88%, 8/4/20	400	443

Westpac Banking Corp., 3.00%, 8/4/15	250	258
3.00%, 12/9/15	200	208
0.95%, 1/12/16	500	503
2.00%, 8/14/17	300	305
2.25%, 7/30/18	250	252
2.25%, 1/17/19	250	249
4.88%, 11/19/19	250	278
		47,374

Beverages – 0.1%

Diageo Capital PLC, 5.50%, 9/30/16	150	167
1.50%, 5/11/17	235	237
5.75%, 10/23/17	850	974
1.13%, 4/29/18	275	267
3.88%, 4/29/43	75	68
		1,713

Chemicals – 0.1%

Agrium, Inc., 3.15%, 10/1/22	200	189
7.13%, 5/23/36	100	125
6.13%, 1/15/41	100	114

LYB International Finance B.V., 4.00%, 7/15/23	185	188
4.88%, 3/15/44	65	65

Potash Corp. of Saskatchewan, Inc., 3.75%, 9/30/15	300	314
6.50%, 5/15/19	635	748
5.88%, 12/1/36	50	58
5.63%, 12/1/40	250	285
		2,086

Computers – 0.0%

Seagate HDD Cayman, 4.75%, 6/1/23(3)(4)	432	427

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Diversified Financial Services – 0.0%

Invesco Finance PLC, 4.00%, 1/30/24	$100	$102

Electric – 0.0%

Hydro-Quebec, 2.00%, 6/30/16	75	77
1.38%, 6/19/17	250	251
9.40%, 2/1/21	200	272
		600

Electronics – 0.0%

Koninklijke Philips N.V., 3.75%, 3/15/22	250	258
6.88%, 3/11/38	225	292
5.00%, 3/15/42	100	107
		657

Food – 0.0%

Delhaize Group S.A., 4.13%, 4/10/19	35	36
5.70%, 10/1/40	400	407
		443

Healthcare – Products – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	500	504
6.00%, 10/15/17	800	919
2.95%, 6/15/23	100	95
6.55%, 10/15/37	25	32
		1,550

Insurance – 0.1%

Allied World Assurance Co. Ltd., 7.50%, 8/1/16	100	114

Aon PLC, 4.25%, 12/12/42	450	412

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	273

AXA S.A., 8.60%, 12/15/30	75	97

Endurance Specialty Holdings Ltd., 7.00%, 7/15/34	100	116

Trinity Acquisition PLC, 6.13%, 8/15/43	75	79

Willis Group Holdings PLC, 5.75%, 3/15/21	450	498

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Insurance – 0.1% – continued

XL Group PLC, 6.25%, 5/15/27	$50	$58

XLIT Ltd., 5.75%, 10/1/21	200	230
5.25%, 12/15/43	250	265
		2,142

Internet – 0.0%

Baidu, Inc., 3.25%, 8/6/18	210	215
3.50%, 11/28/22	200	190
		405

Iron/Steel – 0.1%

Vale Overseas Ltd., 4.63%, 9/15/20	1,830	1,901
4.38%, 1/11/22	155	154
		2,055

Leisure Time – 0.0%

Carnival Corp., 1.20%, 2/5/16	55	55

Media – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	653

Thomson Reuters Corp., 3.95%, 9/30/21	200	204
5.50%, 8/15/35	150	153
5.65%, 11/23/43	35	37
		1,047

Mining – 0.4%

Barrick Gold Corp., 6.95%, 4/1/19	300	352
3.85%, 4/1/22	1,175	1,122

BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	250	270
1.88%, 11/21/16	100	102
1.63%, 2/24/17	600	609
5.40%, 3/29/17	100	112
2.05%, 9/30/18	200	200
6.50%, 4/1/19	200	240
3.25%, 11/21/21	250	253
4.13%, 2/24/42	600	558

Goldcorp, Inc., 2.13%, 3/15/18	200	198

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Mining – 0.4% – continued

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	$100	$116
5.75%, 6/1/35	100	110

Rio Tinto Finance USA Ltd., 2.50%, 5/20/16	155	160
2.25%, 9/20/16	150	154
6.50%, 7/15/18	675	793
9.00%, 5/1/19	575	748
3.75%, 9/20/21	500	515

Rio Tinto Finance USA PLC, 1.38%, 6/17/16	180	182
2.00%, 3/22/17	150	153
1.63%, 8/21/17	85	85
2.88%, 8/21/22	175	167
4.75%, 3/22/42	150	149
4.13%, 8/21/42	300	273

Teck Resources Ltd., 3.85%, 8/15/17	35	37
3.00%, 3/1/19	85	85
6.00%, 8/15/40	195	195
6.25%, 7/15/41	350	361
5.20%, 3/1/42	125	113
5.40%, 2/1/43	130	122
		8,534

Miscellaneous Manufacturing – 0.0%

Pentair Finance S.A., 1.35%, 12/1/15	155	156

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	58
3.50%, 2/3/22	125	124
7.13%, 10/1/37	50	61

Tyco International Finance S.A., 3.38%, 10/15/15	11	11
		410

Multi-National – 1.6%

African Development Bank, 2.50%, 3/15/16	500	519
1.25%, 9/2/16	40	41
1.13%, 3/15/17	500	502
0.88%, 3/15/18	250	245

Asian Development Bank, 2.50%, 3/15/16	500	519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Multi-National – 1.6% – continued

0.50%, 6/20/16	$200	$200
5.50%, 6/27/16	600	665
1.13%, 3/15/17	355	356
5.59%, 7/16/18	50	57
1.75%, 9/11/18	150	151
1.75%, 3/21/19	1,500	1,491
1.88%, 4/12/19	150	150
1.38%, 3/23/20	250	238

Corp. Andina de Fomento, 4.38%, 6/15/22	613	631

Council Of Europe Development Bank, 2.63%, 2/16/16	350	364
1.25%, 9/22/16	150	152
1.50%, 6/19/17	200	202

European Bank for Reconstruction & Development, 1.63%, 9/3/15	500	509
2.50%, 3/15/16	300	311
1.38%, 10/20/16	150	152
1.00%, 2/16/17	500	501
0.75%, 9/1/17	300	295
1.00%, 6/15/18	150	147
1.50%, 3/16/20	250	240

European Investment Bank, 1.13%, 4/15/15	500	505
1.00%, 7/15/15	400	404
1.63%, 9/1/15	500	509
1.38%, 10/20/15	500	508
2.25%, 3/15/16	400	414
1.13%, 12/15/16	1,000	1,007
4.88%, 1/17/17	800	886
1.75%, 3/15/17	1,000	1,022
0.88%, 4/18/17	400	398
5.13%, 5/30/17	350	393
1.63%, 6/15/17	250	254
1.00%, 12/15/17	1,000	987
1.00%, 3/15/18	2,000	1,963
1.00%, 6/15/18	1,650	1,610
1.63%, 12/18/18	400	397
1.88%, 3/15/19	250	249
2.50%, 4/15/21	1,500	1,491
3.25%, 1/29/24	250	253
4.88%, 2/15/36	200	230

FMS Wertmanagement AoeR, 1.63%, 11/20/18	300	298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Multi-National – 1.6% – continued

Inter-American Development Bank, 0.50%, 8/17/15	$500	$501
0.88%, 11/15/16	250	251
1.13%, 3/15/17	1,000	1,003
0.88%, 3/15/18	500	488
1.75%, 8/24/18	250	251
4.25%, 9/10/18	400	444
1.13%, 9/12/19	200	191
3.88%, 9/17/19	600	656
3.88%, 2/14/20	500	546
3.00%, 2/21/24	150	150
3.88%, 10/28/41	200	192

International Bank for Reconstruction & Development, 2.38%, 5/26/15	375	384
2.13%, 3/15/16	1,000	1,032
5.00%, 4/1/16	450	490
0.50%, 4/15/16	450	450
0.50%, 5/16/16	210	210
1.00%, 9/15/16	500	504
0.88%, 4/17/17	1,000	997
9.25%, 7/15/17	100	126
4.75%, 2/15/35	25	28

International Finance Corp., 0.50%, 5/16/16	375	374
1.13%, 11/23/16	500	504
1.00%, 4/24/17	890	889
0.88%, 6/15/18	500	484

Nordic Investment Bank, 2.50%, 7/15/15	900	925
0.50%, 4/14/16	250	250
5.00%, 2/1/17	100	111
		34,847

Oil & Gas – 1.4%

Alberta Energy Co. Ltd., 7.38%, 11/1/31	75	92

Anadarko Finance Co., 7.50%, 5/1/31	50	64

BP Capital Markets PLC, 3.13%, 10/1/15	100	104
1.85%, 5/5/17	250	254
1.38%, 11/6/17	150	149
1.38%, 5/10/18	250	245
2.24%, 9/26/18	100	101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Oil & Gas – 1.4% – continued

4.75%, 3/10/19	$1,200	$1,334
4.74%, 3/11/21	450	499
2.50%, 11/6/22	595	555
3.99%, 9/26/23	120	124
3.81%, 2/10/24	100	101

Burlington Resources Finance Co., 7.20%, 8/15/31	200	265

Canadian Natural Resources Ltd., 5.70%, 5/15/17	225	253
3.45%, 11/15/21	275	277
6.25%, 3/15/38	150	179
6.75%, 2/1/39	50	62

Cenovus Energy, Inc., 3.00%, 8/15/22	55	53
6.75%, 11/15/39	590	733

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	226

Encana Corp., 5.90%, 12/1/17	510	580
3.90%, 11/15/21	330	339
6.50%, 8/15/34	100	116
6.63%, 8/15/37	330	393

Husky Energy, Inc., 6.20%, 9/15/17	600	686
7.25%, 12/15/19	200	245
3.95%, 4/15/22	100	103

Nexen Energy ULC, 6.20%, 7/30/19	60	69
7.88%, 3/15/32	75	99
6.40%, 5/15/37	350	403

Noble Holding International Ltd., 3.45%, 8/1/15	200	207
6.05%, 3/1/41	70	76
5.25%, 3/15/42	100	98

Petrobras Global Finance B.V., 2.00%, 5/20/16	100	99

Petrobras International Finance Co., 3.50%, 2/6/17	320	323
8.38%, 12/10/18	585	682
7.88%, 3/15/19	395	451
5.75%, 1/20/20	665	694
5.38%, 1/27/21	2,900	2,933
6.88%, 1/20/40	565	557

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Oil & Gas – 1.4% – continued

Petro-Canada, 6.05%, 5/15/18	$50	$58
5.95%, 5/15/35	100	115
6.80%, 5/15/38	180	228

Petroleos Mexicanos, 3.50%, 7/18/18	85	88
6.00%, 3/5/20	550	619
5.50%, 1/21/21	1,810	1,977
4.88%, 1/24/22	2,000	2,090
3.50%, 1/30/23	75	71
6.50%, 6/2/41	190	208

Shell International Finance B.V., 3.10%, 6/28/15	400	413
0.63%, 12/4/15	200	200
1.13%, 8/21/17	65	65
4.30%, 9/22/19	1,450	1,600
6.38%, 12/15/38	660	851
4.55%, 8/12/43	250	258

Statoil ASA, 1.80%, 11/23/16	100	102
3.13%, 8/17/17	550	580
1.15%, 5/15/18	200	194
5.25%, 4/15/19	850	968
3.15%, 1/23/22	125	125
7.75%, 6/15/23	100	132
7.15%, 1/15/29	250	331
4.25%, 11/23/41	350	341

Suncor Energy, Inc., 6.10%, 6/1/18	480	554
7.15%, 2/1/32	200	263
5.95%, 12/1/34	50	58
6.50%, 6/15/38	285	352

Talisman Energy, Inc., 7.75%, 6/1/19	560	676
7.25%, 10/15/27	400	471

Total Capital International S.A., 0.75%, 1/25/16	100	100
1.50%, 2/17/17	500	508
1.55%, 6/28/17	125	126
3.70%, 1/15/24	125	127

Total Capital S.A., 3.00%, 6/24/15	250	258
2.30%, 3/15/16	500	516
4.25%, 12/15/21	200	217

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Oil & Gas – 1.4% – continued

Transocean, Inc., 6.38%, 12/15/21	$995	$1,118
3.80%, 10/15/22	160	153
6.80%, 3/15/38	200	216
		32,150

Oil & Gas Services – 0.1%

Weatherford International Ltd., 5.50%, 2/15/16	200	215
6.00%, 3/15/18	725	817
6.50%, 8/1/36	125	140
		1,172

Pharmaceuticals – 0.2%

AstraZeneca PLC, 5.90%, 9/15/17	325	374
1.95%, 9/18/19	225	220
6.45%, 9/15/37	450	565
4.00%, 9/18/42	250	231

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	250	251

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	965

Sanofi, 2.63%, 3/29/16	250	260
1.25%, 4/10/18	40	39
4.00%, 3/29/21	500	537

Teva Pharmaceutical Finance Co. B.V., 2.40%, 11/10/16	200	207
3.65%, 11/10/21	35	35
2.95%, 12/18/22	350	325

Teva Pharmaceutical Finance II B.V./ Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	345	354

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	465	466
		4,829

Pipelines – 0.1%

Enbridge, Inc., 4.00%, 10/1/23	150	150

TransCanada PipeLines Ltd., 6.50%, 8/15/18	215	254
9.88%, 1/1/21	175	243
4.63%, 3/1/34	100	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Pipelines – 0.1% – continued

5.85%, 3/15/36	$275	$319
6.20%, 10/15/37	50	61
7.63%, 1/15/39	695	971
6.35%, 5/15/67	100	104
		2,204

Regional – 0.5%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	540

Province of British Columbia, 2.85%, 6/15/15	200	206
2.10%, 5/18/16	185	191
2.65%, 9/22/21	150	150
2.00%, 10/23/22	300	279
7.25%, 9/1/36	175	248

Province of Manitoba Canada, 2.63%, 7/15/15	120	124
4.90%, 12/6/16	200	221
1.30%, 4/3/17	165	166
1.75%, 5/30/19	100	98
9.25%, 4/1/20	150	199
2.10%, 9/6/22	100	93

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	467

Province of Ontario Canada, 4.75%, 1/19/16	200	215
5.45%, 4/27/16	350	385
2.30%, 5/10/16	1,000	1,035
4.95%, 11/28/16	650	718
1.10%, 10/25/17	625	618
1.20%, 2/14/18	250	247
1.65%, 9/27/19	250	242
4.00%, 10/7/19	835	909
4.40%, 4/14/20	500	552
2.45%, 6/29/22	500	475

Province of Quebec Canada, 5.13%, 11/14/16	250	277
4.63%, 5/14/18	350	391
2.75%, 8/25/21	100	98
2.63%, 2/13/23	875	828
7.50%, 7/15/23	300	392
7.13%, 2/9/24	100	128
7.50%, 9/15/29	375	519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Regional – 0.5% – continued

Province of Saskatchewan Canada, 8.50%, 7/15/22	$200	$273
		11,284

Sovereign – 1.6%

Brazilian Government International Bond, 6.00%, 1/17/17	1,250	1,389
8.00%, 1/15/18	178	198
8.88%, 10/14/19	1,075	1,381
4.88%, 1/22/21	1,000	1,063
8.88%, 4/15/24	600	807
10.13%, 5/15/27	500	757
7.13%, 1/20/37	250	300
11.00%, 8/17/40	835	945
5.63%, 1/7/41	635	643

Canada Government International Bond, 0.88%, 2/14/17	545	545
1.63%, 2/27/19	165	164

Chile Government International Bond, 3.25%, 9/14/21	400	401
3.63%, 10/30/42	200	165

Colombia Government International Bond, 7.38%, 1/27/17	500	577
7.38%, 3/18/19	250	301
4.38%, 7/12/21	1,000	1,040
7.38%, 9/18/37	350	448
6.13%, 1/18/41	250	280
5.63%, 2/26/44	200	209

Export Development Canada, 0.50%, 9/15/15	150	150
0.88%, 1/30/17	750	749
1.50%, 10/3/18	250	248

Israel Government International Bond, 5.50%, 11/9/16	225	251
5.13%, 3/26/19	250	283
4.00%, 6/30/22	250	261
4.50%, 1/30/43	200	185

Italy Government International Bond, 5.25%, 9/20/16	1,000	1,084
5.38%, 6/12/17	1,675	1,836
5.38%, 6/15/33	175	193

Japan Bank for International Cooperation, 1.88%, 9/24/15	250	255
2.50%, 5/18/16	300	311
1.13%, 7/19/17	750	747

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Sovereign – 1.6% – continued

1.75%, 11/13/18	$500	$497

Mexico Government International Bond, 5.63%, 1/15/17	770	857
5.95%, 3/19/19	500	581
5.13%, 1/15/20	1,360	1,513
4.00%, 10/2/23	150	151
7.50%, 4/8/33	100	131
6.75%, 9/27/34	750	915
6.05%, 1/11/40	820	933
4.75%, 3/8/44	1,000	950

Panama Government International Bond, 6.70%, 1/26/36	550	646

Peruvian Government International Bond, 8.38%, 5/3/16	350	400
7.35%, 7/21/25	250	322
6.55%, 3/14/37	500	601
5.63%, 11/18/50	350	372

Philippine Government International Bond, 10.63%, 3/16/25	500	778
5.50%, 3/30/26	200	225
6.38%, 10/23/34	500	621
5.00%, 1/13/37	500	546

Poland Government International Bond, 3.88%, 7/16/15	110	114
5.00%, 10/19/15	475	505
6.38%, 7/15/19	400	469
5.13%, 4/21/21	150	166
3.00%, 3/17/23	1,000	935
4.00%, 1/22/24	150	151

Republic of Korea, 5.13%, 12/7/16	125	138
7.13%, 4/16/19	150	184
3.88%, 9/11/23	200	210

South Africa Government International Bond, 6.88%, 5/27/19	275	317

Svensk Exportkredit AB, 5.13%, 3/1/17	500	558
1.75%, 5/30/17	250	254

Turkey Government International Bond, 3.25%, 3/23/23	250	219
5.75%, 3/22/24	300	310
6.88%, 3/17/36	500	542
6.00%, 1/14/41	1,500	1,474
6.63%, 2/17/45	270	285

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Sovereign – 1.6% – continued

Uruguay Government International Bond, 7.63%, 3/21/36	$250	$320
4.13%, 11/20/45	400	324
		36,680

Telecommunications – 0.5%

America Movil S.A.B. de C.V., 2.38%, 9/8/16	700	720
3.13%, 7/16/22	295	281
6.13%, 11/15/37	315	354
6.13%, 3/30/40	185	209

British Telecommunications PLC, 2.00%, 6/22/15	200	203
5.95%, 1/15/18	575	656
9.63%, 12/15/30	100	155

Deutsche Telekom International Finance B.V., 5.75%, 3/23/16	525	574
8.75%, 6/15/30	400	577

Nippon Telegraph & Telephone Corp., 1.40%, 7/18/17	150	149

Orange S.A., 2.13%, 9/16/15	125	127
5.38%, 7/8/19	600	676
9.00%, 3/1/31	610	882

Rogers Communications, Inc., 6.80%, 8/15/18	700	831
3.00%, 3/15/23	80	75
5.45%, 10/1/43	100	106
5.00%, 3/15/44	75	75

Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	150	153

Telefonica Emisiones S.A.U., 5.13%, 4/27/20	910	984
5.46%, 2/16/21	370	407
4.57%, 4/27/23	150	153
7.05%, 6/20/36	110	133

Telefonica Europe B.V., 8.25%, 9/15/30	85	110

Telefonos de Mexico S.A.B. de C.V., 5.50%, 11/15/19	305	340

Vodafone Group PLC, 5.63%, 2/27/17	325	365
1.63%, 3/20/17	250	253
1.25%, 9/26/17	300	297

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.1% – continued

Telecommunications – 0.5% – continued

2.95%, 2/19/23	$500	$469
7.88%, 2/15/30	200	268
6.15%, 2/27/37	375	425

4.38%, 2/19/43	305	275
		11,282

Transportation – 0.1%

Canadian National Railway Co., 5.55%, 3/1/19	500	575
2.85%, 12/15/21	85	84
6.90%, 7/15/28	25	33
6.20%, 6/1/36	25	31
6.38%, 11/15/37	50	64
3.50%, 11/15/42	150	129

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	58
5.95%, 5/15/37	50	59
Kansas City Southern de Mexico S.A. de C.V., 2.35%, 5/15/20	100	94
		1,127
Total Foreign Issuer Bonds
(Cost $199,637)		205,273

U.S. GOVERNMENT AGENCIES – 33.7% (6)

Fannie Mae – 15.9%
0.50%, 5/27/15	2,250	2,258
0.50%, 7/2/15	3,000	3,011
0.50%, 9/28/15	4,000	4,014
1.63%, 10/26/15	1,000	1,020
0.38%, 12/21/15	2,000	2,001
0.50%, 1/29/16	5,000	5,002
2.25%, 3/15/16	2,500	2,588
0.50%, 3/30/16	2,000	2,001
2.38%, 4/11/16	3,000	3,114
0.52%, 5/20/16	2,000	1,996
1.25%, 9/28/16	3,700	3,752
1.38%, 11/15/16	2,000	2,031
4.88%, 12/15/16	4,200	4,657
1.25%, 1/30/17	2,000	2,022
5.00%, 5/11/17	1,000	1,121
5.38%, 6/12/17	1,000	1,133
1.13%, 9/12/17	1,000	993
1.88%, 9/18/18	1,000	1,010
7.13%, 1/15/30	1,500	2,132

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

6.63%, 11/15/30	$200	$275
5.63%, 7/15/37	1,000	1,256

Pool #255376, 6.00%, 8/1/19	59	63

Pool #255695, 2.38%, 3/1/35	23	24

Pool #256675, 5.00%, 4/1/27	64	69

Pool #256677, 6.00%, 4/1/27	65	72

Pool #256792, 6.50%, 6/1/22	88	95

Pool #256925, 6.00%, 10/1/37	90	101

Pool #256959, 6.00%, 11/1/37	411	458

Pool #256985, 7.00%, 11/1/37	117	129

Pool #257042, 6.50%, 1/1/38	738	828

Pool #257057, 5.00%, 1/1/28	209	227

Pool #257106, 4.50%, 1/1/28	21	22

Pool #257237, 4.50%, 6/1/28	101	108

Pool #257239, 5.50%, 6/1/28	129	143

Pool #257243, 7.00%, 6/1/38	379	424

Pool #257367, 5.50%, 9/1/28	229	254

Pool #357630, 5.00%, 10/1/19	51	55

Pool #707791, 5.00%, 6/1/33	371	407

Pool #709239, 5.00%, 7/1/18	332	353

Pool #725185, 5.00%, 2/1/19	77	82

Pool #725425, 5.50%, 4/1/34	134	149

Pool #730811, 4.50%, 8/1/33	267	286

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #735222, 5.00%, 2/1/35	$80	$87

Pool #735358, 5.50%, 2/1/35	352	391

Pool #735502, 6.00%, 4/1/35	47	52

Pool #737853, 5.00%, 9/1/33	603	660

Pool #745336, 5.00%, 3/1/36	1,746	1,905

Pool #745418, 5.50%, 4/1/36	134	148

Pool #745754, 5.00%, 9/1/34	827	906

Pool #745826, 6.00%, 7/1/36	519	579

Pool #746272, 4.00%, 10/1/18	246	260

Pool #747383, 5.50%, 10/1/33	233	257

Pool #753678, 2.17%, 12/1/33	181	194

Pool #755632, 5.00%, 4/1/34	278	303

Pool #766083, 2.25%, 2/1/34	6	7

Pool #772730, 5.00%, 4/1/34	289	316

Pool #773287, 2.45%, 3/1/35	171	182

Pool #790406, 6.00%, 9/1/34	192	216

Pool #793666, 5.50%, 9/1/34	180	200

Pool #796250, 5.50%, 11/1/34	90	99

Pool #800471, 5.50%, 10/1/34	720	800

Pool #807701, 4.50%, 12/1/19	53	56

Pool #811944, 4.50%, 1/1/20	56	59

Pool #815639, 2.35%, 6/1/35	–	–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #817795, 6.00%, 8/1/36	$74	$83

Pool #821912, 2.07%, 6/1/35	329	347

Pool #822455, 2.69%, 4/1/35	83	87

Pool #826057, 5.00%, 7/1/35	215	238

Pool #826368, 2.39%, 7/1/35	121	130

Pool #826585, 5.00%, 8/1/35	419	457

Pool #828523, 5.00%, 7/1/35	128	140

Pool #831676, 6.50%, 8/1/36	50	56

Pool #832628, 5.50%, 9/1/20	82	89

Pool #833067, 5.50%, 9/1/35	549	611

Pool #833163, 5.00%, 9/1/35	316	344

Pool #840577, 5.00%, 10/1/20	52	56

Pool #844909, 4.50%, 10/1/20	15	16

Pool #845425, 6.00%, 2/1/36	452	502

Pool #846600, 2.48%, 1/1/36	343	363

Pool #847921, 5.50%, 11/1/20	220	239

Pool #850614, 2.52%, 1/1/36	50	54

Pool #863759, 4.00%, 12/1/20	34	36

Pool #864435, 4.50%, 12/1/20	99	105

Pool #866109, 2.31%, 12/1/35	28	29

Pool #868435, 6.00%, 4/1/36	421	470

Pool #869217, 2.56%, 2/1/36	2	2

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #869710, 6.00%, 4/1/36	$210	$235

Pool #871135, 6.00%, 1/1/37	104	116

Pool #880505, 6.00%, 8/1/21	32	35

Pool #881818, 6.50%, 8/1/36	359	405

Pool #882055, 1.89%, 6/1/36	104	109

Pool #884776, 2.23%, 10/1/36	142	149

Pool #885769, 6.00%, 6/1/36	47	52

Pool #885866, 6.00%, 6/1/36	149	166

Pool #887019, 2.35%, 6/1/36	123	132

Pool #887111, 5.50%, 5/1/20	58	62

Pool #888100, 5.50%, 9/1/36	499	555

Pool #888152, 5.00%, 5/1/21	131	140

Pool #888205, 6.50%, 2/1/37	127	143

Pool #888318, 2.32%, 2/1/37	78	82

Pool #888447, 4.00%, 5/1/21	70	74

Pool #889224, 5.50%, 1/1/37	639	709

Pool #889390, 6.00%, 3/1/23	101	111

Pool #889401, 6.00%, 3/1/38	328	364

Pool #889415, 6.00%, 5/1/37	1,383	1,545

Pool #889579, 6.00%, 5/1/38	751	836

Pool #889630, 6.50%, 3/1/38	91	102

Pool #889886, 7.00%, 12/1/37	119	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #889970, 5.00%, 12/1/36	$477	$520

Pool #890234, 6.00%, 10/1/38	325	363

Pool #890329, 4.00%, 4/1/26	5,271	5,626

Pool #890339, 5.00%, 9/1/20	559	594

Pool #892536, 6.50%, 9/1/36	60	67

Pool #892968, 6.50%, 8/1/21	8	8

Pool #893363, 5.00%, 6/1/36	134	146

Pool #893366, 5.00%, 4/1/35	205	224

Pool #894453, 2.58%, 9/1/36	162	175

Pool #898089, 5.50%, 7/1/26	236	264

Pool #898417, 6.00%, 10/1/36	79	88

Pool #899079, 5.00%, 3/1/37	157	170

Pool #902188, 2.42%, 11/1/36	14	15

Pool #902414, 5.50%, 11/1/36	331	365

Pool #905090, 5.50%, 10/1/21	100	107

Pool #905759, 2.35%, 12/1/36	49	53

Pool #906090, 5.50%, 1/1/37	414	457

Pool #910147, 5.00%, 3/1/22	152	164

Pool #912414, 4.50%, 1/1/22	42	45

Pool #915499, 5.00%, 3/1/37	235	256

Pool #915870, 7.00%, 4/1/37	28	32

Pool #918515, 5.00%, 6/1/37	249	271

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #919461, 4.62%, 4/1/37	$37	$40

Pool #920457, 2.91%, 8/1/36	13	14

Pool #920988, 2.00%, 11/1/36	13	13

Pool #923023, 2.01%, 1/1/37	–	–

Pool #923123, 5.00%, 4/1/36	41	45

Pool #923166, 7.50%, 1/1/37	61	71

Pool #928261, 4.50%, 3/1/36	143	153

Pool #928584, 6.50%, 8/1/37	575	647

Pool #928909, 6.00%, 12/1/37	4	5

Pool #928915, 6.00%, 11/1/37	34	38

Pool #930606, 4.00%, 2/1/39	1,343	1,396

Pool #931195, 4.50%, 5/1/24	395	418

Pool #931665, 4.50%, 7/1/24	1,250	1,325

Pool #932023, 5.00%, 1/1/38	255	279

Pool #932741, 4.50%, 4/1/40	845	907

Pool #934466, 5.50%, 9/1/23	232	252

Pool #940623, 5.50%, 8/1/37	121	133

Pool #943388, 6.00%, 6/1/37	536	597

Pool #943617, 6.00%, 8/1/37	352	393

Pool #945876, 5.50%, 8/1/37	47	51

Pool #946527, 7.00%, 9/1/37	98	105

Pool #947216, 6.00%, 10/1/37	158	176

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #949391, 5.50%, 8/1/22	$22	$24

Pool #953018, 6.50%, 10/1/37	273	306

Pool #953910, 6.00%, 11/1/37	212	236

Pool #955771, 6.50%, 10/1/37	253	285

Pool #959604, 6.50%, 11/1/37	32	35

Pool #959880, 5.50%, 11/1/37	116	128

Pool #962687, 5.00%, 4/1/38	422	459

Pool #963735, 4.50%, 6/1/23	184	195

Pool #965389, 6.00%, 10/1/23	174	183

Pool #966660, 6.00%, 12/1/37	7	7

Pool #968037, 6.00%, 1/1/38	346	385

Pool #969632, 6.50%, 1/1/38	95	109

Pool #970013, 4.50%, 6/1/38	253	269

Pool #971734, 4.50%, 4/1/37	42	45

Pool #972452, 5.50%, 3/1/38	510	563

Pool #975365, 5.00%, 6/1/23	108	117

Pool #976699, 5.00%, 4/1/28	72	79

Pool #976963, 5.50%, 2/1/38	4,385	4,847

Pool #981704, 5.00%, 6/1/23	347	373

Pool #981823, 2.60%, 6/1/38	56	59

Pool #981854, 5.50%, 7/1/38	369	406

Pool #984075, 4.50%, 6/1/23	114	121

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #986760, 5.50%, 7/1/38	$1,176	$1,303

Pool #987114, 5.50%, 9/1/23	31	33

Pool #987115, 5.50%, 9/1/23	106	113

Pool #992472, 6.00%, 10/1/38	111	124

Pool #992491, 4.50%, 10/1/23	89	95

Pool #993055, 5.50%, 12/1/38	111	122

Pool #995018, 5.50%, 6/1/38	245	270

Pool #995203, 5.00%, 7/1/35	1,317	1,439

Pool #995266, 5.00%, 12/1/23	1,045	1,125

Pool #995737, 5.00%, 2/1/38	2,463	2,687

Pool #995879, 6.00%, 4/1/39	352	392

Pool #AA0451, 6.00%, 12/1/23	17	17

Pool #AA0649, 5.00%, 12/1/38	855	942

Pool #AA2939, 4.50%, 4/1/39	1,178	1,266

Pool #AA4482, 4.00%, 4/1/39	1,121	1,168

Pool #AA4562, 4.50%, 9/1/39	1,028	1,105

Pool #AA8978, 4.50%, 7/1/39	255	274

Pool #AA9357, 4.50%, 8/1/39	1,367	1,459

Pool #AB1048, 4.50%, 5/1/40	1,612	1,727

Pool #AB2067, 3.50%, 1/1/41	1,712	1,725

Pool #AB2092, 4.00%, 1/1/41	739	768

Pool #AB2272, 4.50%, 2/1/41	1,300	1,399

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #AB2693, 4.50%, 4/1/41	$724	$774

Pool #AB2768, 4.50%, 4/1/41	1,127	1,209

Pool #AB3246, 5.00%, 7/1/41	698	765

Pool #AB4057, 4.00%, 12/1/41	3,304	3,436

Pool #AB4293, 3.50%, 1/1/42	2,084	2,098

Pool #AB5049, 4.00%, 4/1/42	4,006	4,164

Pool #AB6016, 3.50%, 8/1/42	1,568	1,579

Pool #AB6293, 3.50%, 9/1/27	3,146	3,300

Pool #AB7076, 3.00%, 11/1/42	4,180	4,040

Pool #AB7733, 3.00%, 1/1/43	3,479	3,362

Pool #AB8823, 3.00%, 3/1/43	6,215	6,007

Pool #AB9363, 3.50%, 5/1/43	4,987	5,021

Pool #AB9990, 3.00%, 7/1/33	385	384

Pool #AC2947, 5.50%, 9/1/39	1,446	1,598

Pool #AC2969, 5.00%, 9/1/39	4,152	4,561

Pool #AC3263, 4.50%, 9/1/29	446	483

Pool #AC3312, 4.50%, 10/1/39	2,166	2,312

Pool #AC4861, 4.50%, 11/1/24	866	925

Pool #AC5040, 4.00%, 10/1/24	541	573

Pool #AC6118, 4.50%, 11/1/39	647	690

Pool #AC6742, 4.50%, 1/1/40	2,172	2,331

Pool #AC8518, 5.00%, 12/1/39	1,345	1,474

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #AC9581, 5.50%, 1/1/40	$2,464	$2,732

Pool #AD0119, 6.00%, 7/1/38	1,251	1,391

Pool #AD0585, 4.50%, 12/1/39	1,012	1,090

Pool #AD0639, 6.00%, 12/1/38	304	339

Pool #AD0969, 5.50%, 8/1/37	1,114	1,236

Pool #AD5241, 4.50%, 7/1/40	1,002	1,070

Pool #AD5525, 5.00%, 6/1/40	1,054	1,156

Pool #AD5556, 4.00%, 6/1/25	419	444

Pool #AD7859, 5.00%, 6/1/40	728	795

Pool #AE0289, 3.62%, 5/1/40	345	369

Pool #AE0891, 3.66%, 1/1/41	13	13

Pool #AE0949, 4.00%, 2/1/41	2,320	2,411

Pool #AE0971, 4.00%, 5/1/25	326	346

Pool #AE0981, 3.50%, 3/1/41	1,707	1,719

Pool #AE1807, 4.00%, 10/1/40	3,245	3,373

Pool #AE3873, 4.50%, 10/1/40	508	542

Pool #AE5436, 4.50%, 10/1/40	629	671

Pool #AE5767, 3.54%, 5/1/41	295	312

Pool #AH0525, 4.00%, 12/1/40	2,468	2,566

Pool #AH1295, 3.50%, 1/1/26	887	931

Pool #AH2488, 3.21%, 2/1/41	288	303

Pool #AH3226, 5.00%, 2/1/41	350	383

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #AH4158, 4.00%, 1/1/41	$452	$470

Pool #AH5573, 4.00%, 2/1/41	1,781	1,855

Pool #AH5614, 3.50%, 2/1/26	947	994

Pool #AH8854, 4.50%, 4/1/41	596	637

Pool #AI1247, 4.00%, 4/1/26	500	530

Pool #AI3470, 4.50%, 6/1/41	1,029	1,099

Pool #AI4361, 3.00%, 9/1/41	188	199

Pool #AI4380, 2.95%, 11/1/41	141	149

Pool #AI5539, 3.51%, 6/1/41	207	219

Pool #AI5603, 4.50%, 7/1/41	545	581

Pool #AI7743, 4.00%, 8/1/41	816	848

Pool #AI9137, 2.50%, 11/1/27	2,744	2,745

Pool #AI9555, 4.00%, 9/1/41	1,379	1,434

Pool #AI9828, 2.86%, 11/1/41	278	289

Pool #AJ2001, 3.10%, 10/1/41	198	207

Pool #AJ4093, 3.50%, 10/1/26	262	275

Pool #AJ4408, 4.50%, 10/1/41	413	441

Pool #AJ6086, 3.00%, 12/1/26	621	639

Pool #AJ9152, 3.50%, 12/1/26	2,880	3,021

Pool #AJ9218, 4.00%, 2/1/42	1,566	1,628

Pool #AJ9326, 3.50%, 1/1/42	2,182	2,199

Pool #AJ9355, 3.00%, 1/1/27	1,466	1,508

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae –15.9% – continued

Pool #AK4524, 4.50%, 3/1/42	$4,415	$4,716

Pool #AK4813, 3.50%, 3/1/42	981	988

Pool #AK4945, 3.50%, 2/1/42	1,186	1,194

Pool #AK7766, 2.50%, 3/1/27	1,663	1,667

Pool #AK9444, 4.00%, 3/1/42	706	739

Pool #AL0354, 5.24%, 7/1/36	1	1

Pool #AL0442, 5.50%, 6/1/40	305	338

Pool #AL0766, 4.00%, 9/1/41	2,551	2,657

Pool #AL1449, 4.00%, 1/1/42	2,552	2,654

Pool #AL1849, 6.00%, 2/1/39	1,240	1,387

Pool #AL1939, 3.50%, 6/1/42	2,570	2,589

Pool #AL2243, 4.00%, 3/1/42	3,050	3,170

Pool #AL2303, 4.50%, 6/1/26	1,225	1,301

Pool #AL2326, 4.50%, 4/1/42	5,654	6,039

Pool #AL2397, 2.71%, 8/1/42	376	389

Pool #AL3396, 2.50%, 3/1/28	1,428	1,432

Pool #AL3950, 1.75%, 8/1/43	186	186

Pool #AO0752, 3.00%, 4/1/42	1,222	1,181

Pool #AO0800, 3.00%, 4/1/27	1,306	1,343

Pool #AO2973, 3.50%, 5/1/42	2,747	2,771

Pool #AO4136, 3.50%, 6/1/42	2,022	2,035

Pool #AO7970, 2.50%, 6/1/27	844	847

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #AO8031, 3.50%, 7/1/42	$4,872	$4,905

Pool #AO8629, 3.50%, 7/1/42	853	859

Pool #AP6273, 3.00%, 10/1/42	1,322	1,278

Pool #AQ6784, 3.50%, 12/1/42	1,900	1,913

Pool #AR1706, 2.50%, 1/1/28	6,726	6,727

Pool #AR3792, 3.00%, 2/1/43	1,265	1,222

Pool #AR8151, 3.00%, 3/1/43	1,999	1,932

Pool #AR9582, 3.00%, 3/1/43	701	677

Pool #AS0018, 3.00%, 7/1/43	4,465	4,315

Pool #AS0275, 3.00%, 8/1/33	487	486

Pool #AT0666, 3.50%, 4/1/43	893	900

Pool #AT2720, 3.00%, 5/1/43	2,118	2,047

Pool #AT3164, 3.00%, 4/1/43	3,401	3,287

Pool #AT3180, 3.00%, 5/1/43	3,984	3,850

Pool #AT5026, 3.00%, 5/1/43	3,812	3,684

Pool #AU1657, 2.50%, 7/1/28	1,042	1,042

Pool #AU1808, 3.00%, 8/1/43	3,329	3,217

Pool #AU3164, 3.00%, 8/1/33	390	391

Pool #AU4336, 2.26%, 8/1/43	915	922

Pool #AU5918, 3.00%, 9/1/43	2,950	2,851

Pool #AU5919, 3.50%, 9/1/43	2,915	2,935

Pool #AV0691, 4.00%, 12/1/43	4,960	5,166

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Fannie Mae – 15.9% – continued

Pool #AV2339, 4.00%, 12/1/43	$995	$1,036

Pool #MA0361, 4.00%, 3/1/30	495	522

Pool #MA0667, 4.00%, 3/1/31	1,071	1,130

Pool #MA0706, 4.50%, 4/1/31	1,522	1,646

Pool #MA0711, 3.50%, 4/1/31	587	604

Pool #MA0720, 5.00%, 4/1/31	609	667

Pool #MA0804, 4.00%, 7/1/31	729	769

Pool #MA0976, 3.50%, 2/1/32	1,315	1,355

Pool #MA1107, 3.50%, 7/1/32	1,597	1,646

Pool #MA1138, 3.50%, 8/1/32	853	879

Pool #MA1141, 3.00%, 8/1/32	412	411

Pool #MA1200, 3.00%, 10/1/32	2,190	2,187

Pool #MA1432, 3.00%, 5/1/33	2,088	2,084

Pool #MA1511, 2.50%, 7/1/33	577	559

Pool TBA, 2.00%, 4/14/29(7)	3,000	2,919
2.50%, 4/14/29(7)	4,000	3,997
3.00%, 4/14/29(7)	8,400	8,628
2.50%, 4/14/44(7)	2,300	2,126
3.00%, 4/14/44(7)	2,178	2,102
3.50%, 4/14/44(7)	11,201	11,268
4.00%, 4/14/44(7)	3,500	3,638
		357,617

Federal Home Loan Bank – 0.5%
0.50%, 11/20/15	5,000	5,009
5.13%, 10/19/16	5,450	6,044
5.50%, 7/15/36	500	611
		11,664

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac – 1.7%
0.50%, 4/17/15	$3,500	$3,511
4.38%, 7/17/15	900	948
5.25%, 4/18/16	500	548
2.50%, 5/27/16	4,000	4,170
2.00%, 8/25/16	5,675	5,859
5.00%, 2/16/17	500	558
1.00%, 3/8/17	2,500	2,506
1.00%, 9/27/17	3,000	2,964
5.13%, 11/17/17	500	569
0.75%, 1/12/18	2,000	1,954
0.88%, 3/7/18	1,000	980
4.88%, 6/13/18	2,600	2,958
3.75%, 3/27/19	1,000	1,091
1.25%, 10/2/19	1,000	958
2.38%, 1/13/22	3,000	2,939
6.75%, 3/15/31	1,200	1,671

Pool #1B2125, 2.50%, 3/1/35	1	1

Pool #1B2934, 2.46%, 3/1/36	361	383

Pool #1B3264, 2.71%, 2/1/37	84	90

Pool #1B7328, 3.00%, 4/1/37	50	53

Pool #1B7359, 4.96%, 5/1/37	24	24

Pool #1G0321, 2.36%, 9/1/35	85	90

Pool #1G0911, 2.52%, 4/1/36	211	224

Pool #1G1506, 2.33%, 1/1/37	23	25

Pool #1G1623, 5.75%, 4/1/37	4	4

Pool #1G1763, 2.39%, 11/1/35	26	28

Pool #1G1790, 2.79%, 11/1/35	–	–

Pool #1G2620, 2.45%, 11/1/36	8	8

Pool #1G2675, 5.75%, 2/1/38	15	16

Pool #1G3611, 2.03%, 4/1/37	24	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac – 1.7% – continued

Pool #1H1348, 2.27%, 10/1/36	$16	$17

Pool #1H2569, 2.48%, 9/1/35	444	472

Pool #1H2605, 2.38%, 4/1/36	120	125

Pool #1J0345, 2.46%, 3/1/37	–	–

Pool #1J0355, 2.62%, 3/1/37	–	–

Pool #1J0365, 2.67%, 4/1/37	109	116

Pool #1J1390, 2.28%, 12/1/36	17	19

Pool #1J1634, 2.35%, 12/1/36	–	–

Pool #1L0078, 2.38%, 6/1/35	28	29

Pool #1L1214, 2.38%, 12/1/35	33	35

Pool #1L1480, 2.08%, 12/1/33	67	68

Pool #1N0243, 2.62%, 8/1/36	15	16

Pool #1N1746, 2.15%, 9/1/37	103	109

Pool #2B1466, 2.02%, 7/1/43	188	188

Pool #781274, 2.45%, 2/1/34	15	16

Pool #782905, 4.94%, 12/1/34	–	–

Pool #847755, 2.47%, 5/1/37	66	70

Pool #848626, 3.40%, 6/1/41	197	209

Pool #848639, 3.22%, 9/1/41	233	243
		36,888

Freddie Mac Gold – 7.9%

Pool #A16753, 5.00%, 11/1/33	108	118

Pool #A17665, 5.00%, 1/1/34	167	182

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #A27950, 5.50%, 11/1/34	$640	$709

Pool #A31136, 5.50%, 1/1/35	288	320

Pool #A39306, 5.50%, 11/1/35	646	712

Pool #A46224, 5.00%, 7/1/35	76	84

Pool #A48104, 5.00%, 1/1/36	135	147

Pool #A51296, 6.00%, 8/1/36	98	109

Pool #A54897, 6.50%, 8/1/36	115	129

Pool #A56110, 5.50%, 12/1/36	268	294

Pool #A57604, 5.00%, 3/1/37	571	619

Pool #A58690, 6.00%, 3/1/37	22	24

Pool #A58718, 5.50%, 3/1/37	38	41

Pool #A59081, 5.50%, 4/1/37	485	533

Pool #A60942, 5.00%, 5/1/37	175	191

Pool #A61560, 5.50%, 10/1/36	912	1,009

Pool #A61573, 5.00%, 9/1/34	1,376	1,509

Pool #A61597, 5.50%, 12/1/35	107	119

Pool #A64474, 5.50%, 9/1/37	53	58

Pool #A67116, 7.00%, 10/1/37	36	41

Pool #A68761, 5.50%, 9/1/37	222	243

Pool #A69169, 4.50%, 12/1/37	247	263

Pool #A69303, 6.00%, 11/1/37	86	95

Pool #A73778, 5.00%, 2/1/38	241	261

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #A74134, 7.00%, 2/1/38	$59	$67

Pool #A78507, 5.00%, 6/1/38	1,086	1,188

Pool #A81606, 6.00%, 9/1/38	76	84

Pool #A81856, 7.00%, 9/1/38	30	34

Pool #A83008, 5.50%, 11/1/38	1,043	1,153

Pool #A84432, 4.50%, 2/1/39	171	183

Pool #A88476, 4.50%, 9/1/39	3,283	3,519

Pool #A88566, 5.00%, 9/1/39	1,717	1,885

Pool #A89346, 4.50%, 10/1/39	2,127	2,268

Pool #A90749, 4.50%, 1/1/40	1,477	1,583

Pool #A91541, 5.00%, 3/1/40	520	571

Pool #A91626, 4.50%, 3/1/40	951	1,021

Pool #A91942, 4.50%, 4/1/40	718	770

Pool #A94672, 4.50%, 10/1/40	1,111	1,184

Pool #A96296, 4.00%, 1/1/41	1,083	1,126

Pool #A96310, 4.00%, 1/1/41	735	764

Pool #A96995, 4.00%, 2/1/41	1,923	1,996

Pool #A97443, 4.50%, 3/1/41	889	949

Pool #B10630, 4.50%, 11/1/18	221	234

Pool #B17658, 4.50%, 1/1/20	8	9

Pool #B18502, 5.50%, 6/1/20	18	20

Pool #B18931, 4.50%, 3/1/20	26	27

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #C03457, 4.50%, 2/1/40	$684	$730

Pool #C03821, 3.50%, 4/1/42	2,817	2,834

Pool #C04268, 3.00%, 10/1/42	4,175	4,031

Pool #C09004, 3.50%, 7/1/42	795	799

Pool #C09042, 3.50%, 5/1/43	1,050	1,056

Pool #C91009, 5.00%, 11/1/26	40	43

Pool #C91020, 5.50%, 3/1/27	63	70

Pool #C91247, 5.00%, 4/1/29	284	310

Pool #C91354, 4.00%, 1/1/31	1,054	1,111

Pool #C91370, 4.50%, 5/1/31	637	691

Pool #C91388, 3.50%, 2/1/32	570	587

Pool #C91402, 4.00%, 10/1/31	930	981

Pool #C91408, 3.50%, 11/1/31	595	612

Pool #C91485, 3.50%, 8/1/32	851	876

Pool #D97197, 5.00%, 2/1/27	10	11

Pool #D97498, 6.00%, 12/1/27	344	382

Pool #D97524, 5.50%, 1/1/28	192	212

Pool #D97564, 5.00%, 1/1/28	206	224

Pool #D98301, 4.50%, 7/1/29	197	211

Pool #E03033, 3.00%, 2/1/27	1,336	1,373

Pool #E04044, 3.50%, 8/1/27	2,111	2,210

Pool #E99030, 4.50%, 9/1/18	261	276

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #G01907, 4.50%, 8/1/34	$92	$98

Pool #G01974, 5.00%, 12/1/35	892	970

Pool #G02064, 5.00%, 2/1/36	406	442

Pool #G02069, 5.50%, 3/1/36	74	82

Pool #G02386, 6.00%, 11/1/36	778	865

Pool #G02391, 6.00%, 11/1/36	23	25

Pool #G02540, 5.00%, 11/1/34	154	169

Pool #G02649, 6.00%, 1/1/37	31	34

Pool #G02702, 6.50%, 1/1/37	97	109

Pool #G02789, 6.00%, 4/1/37	2,420	2,695

Pool #G02911, 6.00%, 4/1/37	47	53

Pool #G02973, 6.00%, 6/1/37	92	103

Pool #G03121, 5.00%, 6/1/36	388	422

Pool #G03134, 5.50%, 8/1/36	156	171

Pool #G03176, 5.00%, 8/1/37	132	143

Pool #G03218, 6.00%, 9/1/37	94	105

Pool #G03351, 6.00%, 9/1/37	190	212

Pool #G03513, 6.00%, 11/1/37	231	256

Pool #G03600, 7.00%, 11/1/37	95	106

Pool #G03737, 6.50%, 11/1/37	1,520	1,708

Pool #G03992, 6.00%, 3/1/38	225	250

Pool #G04287, 5.00%, 5/1/38	367	398

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #G04459, 5.50%, 6/1/38	$351	$386

Pool #G04611, 6.00%, 7/1/38	689	767

Pool #G04650, 6.50%, 9/1/38	583	652

Pool #G04817, 5.00%, 9/1/38	229	248

Pool #G05082, 5.00%, 3/1/38	491	533

Pool #G05167, 4.50%, 2/1/39	593	632

Pool #G05457, 4.50%, 5/1/39	2,764	2,961

Pool #G05725, 4.50%, 11/1/39	916	984

Pool #G05733, 5.00%, 11/1/39	833	914

Pool #G05870, 4.50%, 4/1/40	1,077	1,154

Pool #G05876, 4.50%, 4/1/40	2,685	2,892

Pool #G05971, 5.50%, 8/1/40	2,825	3,117

Pool #G06020, 5.50%, 12/1/39	2,675	2,937

Pool #G06767, 5.00%, 10/1/41	1,735	1,899

Pool #G06947, 6.00%, 5/1/40	703	780

Pool #G07030, 4.00%, 6/1/42	4,467	4,645

Pool #G07098, 3.50%, 7/1/42	1,668	1,678

Pool #G07152, 4.00%, 6/1/42	3,873	4,020

Pool #G07171, 4.00%, 8/1/42	1,933	2,008

Pool #G07445, 2.50%, 7/1/43	968	894

Pool #G08189, 7.00%, 3/1/37	39	45

Pool #G08192, 5.50%, 4/1/37	157	172

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #G08341, 5.00%, 4/1/39	$2,812	$3,052

Pool #G08477, 3.50%, 2/1/42	1,474	1,483

Pool #G08554, 3.50%, 10/1/43	2,068	2,080

Pool #G11776, 4.50%, 9/1/20	52	55

Pool #G12571, 4.00%, 1/1/22	172	182

Pool #G12673, 5.00%, 9/1/21	126	134

Pool #G12837, 4.50%, 4/1/22	177	188

Pool #G12868, 5.00%, 11/1/22	236	255

Pool #G12869, 5.00%, 9/1/22	208	224

Pool #G13136, 4.50%, 5/1/23	249	266

Pool #G13151, 6.00%, 3/1/23	235	257

Pool #G13201, 4.50%, 7/1/23	139	149

Pool #G13433, 5.50%, 1/1/24	183	199

Pool #G14168, 5.50%, 12/1/24	349	380

Pool #G14239, 4.00%, 9/1/26	4,011	4,246

Pool #G14554, 4.50%, 7/1/26	538	575

Pool #G18220, 6.00%, 11/1/22	26	28

Pool #G18438, 2.50%, 6/1/27	739	739

Pool #G18442, 3.50%, 8/1/27	1,413	1,478

Pool #G30327, 4.50%, 1/1/27	37	40

Pool #J00991, 4.00%, 1/1/21	78	82

Pool #J02541, 4.00%, 9/1/20	51	54

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #J03041, 6.00%, 7/1/21	$80	$86

Pool #J03736, 5.50%, 11/1/21	82	90

Pool #J05307, 4.50%, 8/1/22	24	26

Pool #J06175, 5.00%, 5/1/21	37	40

Pool #J06465, 6.00%, 11/1/22	25	27

Pool #J06476, 5.50%, 11/1/22	57	62

Pool #J08098, 5.50%, 6/1/23	49	52

Pool #J08202, 5.00%, 7/1/23	68	74

Pool #J08454, 5.00%, 8/1/23	119	128

Pool #J08913, 5.50%, 10/1/23	69	75

Pool #J09148, 5.00%, 12/1/23	158	168

Pool #J09305, 5.00%, 2/1/24	221	239

Pool #J09463, 5.00%, 3/1/24	123	131

Pool #J11136, 4.00%, 11/1/24	128	136

Pool #J12098, 4.50%, 4/1/25	1,072	1,139

Pool #J14808, 3.50%, 3/1/26	1,473	1,545

Pool #J17055, 3.00%, 11/1/26	708	727

Pool #J17232, 3.00%, 11/1/26	733	753

Pool #J17932, 3.00%, 3/1/27	1,282	1,318

Pool #J20834, 2.50%, 10/1/27	1,293	1,293

Pool #J21601, 2.50%, 12/1/27	4,930	4,932

Pool #J22986, 2.50%, 3/1/28	2,487	2,489

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES –33.7% (6) – continued

Freddie Mac Gold – 7.9% – continued

Pool #K90071, 3.00%, 2/1/33	$1,998	$2,003

Pool #K90641, 3.50%, 6/1/33	286	295

Pool #K90791, 3.00%, 7/1/33	763	766

Pool #Q02211, 4.50%, 7/1/41	1,021	1,093

Pool #Q02605, 4.50%, 8/1/41	2,769	2,955

Pool #Q03085, 4.00%, 9/1/41	598	620

Pool #Q04649, 3.50%, 11/1/41	592	596

Pool #Q08894, 3.50%, 6/1/42	1,343	1,352

Pool #Q09009, 4.00%, 6/1/42	3,478	3,614

Pool #Q10438, 3.50%, 8/1/42	2,187	2,200

Pool #Q14324, 3.00%, 1/1/43	2,094	2,022

Pool #Q14676, 3.00%, 1/1/43	1,416	1,367

Pool #Q15843, 3.00%, 2/1/43	672	649

Pool #Q18339, 3.00%, 5/1/43	634	612

Pool #Q19697, 3.00%, 6/1/43	1,453	1,403

Pool #Q19909, 3.00%, 7/1/43	1,270	1,226

Pool #Q20550, 3.00%, 8/1/43	1,946	1,879

Pool #Q21320, 3.50%, 8/1/43	1,073	1,079

Pool #Q24954, 4.00%, 2/1/44	1,495	1,555

Pool #V80003, 3.00%, 4/1/43	2,843	2,746

Pool #V80004, 3.00%, 4/1/43	780	753

Pool #V80058, 3.00%, 5/1/43	1,285	1,241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Freddie Mac Gold –7.9% – continued

Pool TBA, 2.00%, 4/14/29(7)	$1,900	$1,848
2.50%, 4/14/29(7)	3,200	3,198
3.00%, 4/14/29(7)	1,200	1,231
3.00%, 4/14/44(7)	6,319	6,090
3.50%, 4/14/44(7)	10,049	10,098
		177,976

Government National Mortgage Association I – 2.4%

Pool #510835, 5.50%, 2/15/35	83	93

Pool #597889, 5.50%, 6/15/33	289	320

Pool #614169, 5.00%, 7/15/33	131	145

Pool #616879, 3.50%, 2/15/42	1,024	1,047

Pool #617739, 6.00%, 10/15/37	41	46

Pool #634431, 6.00%, 9/15/34	44	50

Pool #641416, 5.50%, 4/15/35	265	296

Pool #646341, 6.00%, 11/15/36	86	97

Pool #648538, 5.00%, 12/15/35	266	291

Pool #651753, 5.50%, 3/15/36	48	53

Pool #658560, 6.50%, 8/15/36	187	211

Pool #661917, 7.00%, 4/15/37	12	13

Pool #670114, 6.50%, 7/15/37	58	66

Pool #675211, 6.50%, 3/15/38	89	100

Pool #675484, 5.50%, 6/15/38	263	290

Pool #676360, 6.50%, 10/15/37	36	40

Pool #682899, 6.00%, 9/15/40	511	572

Pool #687824, 5.50%, 8/15/38	362	400

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association I – 2.4% – continued

Pool #687900, 5.00%, 9/15/38	$247	$270

Pool #687901, 5.00%, 9/15/38	257	281

Pool #688461, 6.00%, 5/15/38	366	410

Pool #692309, 6.00%, 1/15/39	161	180

Pool #697645, 5.50%, 10/15/38	142	157

Pool #698236, 5.00%, 6/15/39	989	1,081

Pool #698336, 4.50%, 5/15/39	1,232	1,330

Pool #699277, 6.00%, 9/15/38	133	150

Pool #700918, 5.50%, 11/15/38	513	568

Pool #700972, 5.50%, 11/15/38	138	153

Pool #701196, 6.00%, 10/15/38	200	224

Pool #703677, 5.50%, 6/15/39	384	425

Pool #704185, 5.50%, 1/15/39	161	178

Pool #710130, 7.00%, 1/15/39	–	–

Pool #717175, 4.50%, 6/15/39	1,212	1,311

Pool #719262, 5.00%, 8/15/40	450	495

Pool #720202, 4.50%, 7/15/39	784	854

Pool #723231, 4.00%, 10/15/39	582	612

Pool #723339, 5.00%, 9/15/39	468	514

Pool #726085, 4.00%, 11/15/24	418	443

Pool #728629, 4.50%, 1/15/40	1,711	1,852

Pool #733663, 4.50%, 5/15/40	3,227	3,489

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association I – 2.4% – continued

Pool #737286, 4.50%, 5/15/40	$1,250	$1,353

Pool #737416, 3.50%, 9/15/25	330	348

Pool #738134, 3.50%, 4/15/26	569	599

Pool #738247, 4.50%, 4/15/41	740	800

Pool #745215, 4.00%, 7/15/25	341	361

Pool #747643, 4.50%, 8/15/40	2,766	2,988

Pool #760874, 3.50%, 2/15/26	454	479

Pool #768800, 4.50%, 6/15/41	378	409

Pool #773939, 4.00%, 11/15/41	1,346	1,419

Pool #778957, 3.50%, 3/15/42	1,272	1,301

Pool #781939, 6.00%, 7/15/34	567	653

Pool #782131, 5.50%, 12/15/36	166	185

Pool #782150, 5.50%, 4/15/37	186	207

Pool #782259, 5.00%, 2/15/36	300	331

Pool #782272, 5.50%, 2/15/38	362	402

Pool #782498, 6.00%, 12/15/38	194	217

Pool #782565, 5.00%, 2/15/39	3,805	4,180

Pool #782584, 5.00%, 3/15/39	346	379

Pool #782675, 4.50%, 6/15/24	273	291

Pool #782696, 5.00%, 6/15/39	884	980

Pool #782831, 6.00%, 12/15/39	127	142

Pool #783176, 4.00%, 11/15/40	1,677	1,766

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association I – 2.4% – continued

Pool #783467, 4.00%, 10/15/41	$5,722	$6,025

Pool #AA6089, 3.00%, 2/15/43	768	757

Pool #AB2891, 3.00%, 9/15/42	572	564

Pool #AD8781, 3.00%, 3/15/43	667	657

Pool #AD9016, 3.00%, 4/15/43	948	934

Pool TBA, 3.00%, 4/14/44(7)	3,000	2,950
3.50%, 4/14/44(7)	3,500	3,570
		54,354

Government National Mortgage Association II – 5.2%

Pool #3570, 6.00%, 6/20/34	120	139

Pool #3665, 5.50%, 1/20/35	359	401

Pool #3852, 6.00%, 5/20/36	65	74

Pool #3879, 6.00%, 7/20/36	213	241

Pool #3910, 6.00%, 10/20/36	112	127

Pool #3994, 5.00%, 6/20/37	76	83

Pool #4018, 6.50%, 8/20/37	241	273

Pool #4026, 5.00%, 9/20/37	121	133

Pool #4027, 5.50%, 9/20/37	65	72

Pool #4040, 6.50%, 10/20/37	51	57

Pool #4098, 5.50%, 3/20/38	347	384

Pool #4116, 6.50%, 4/20/38	113	128

Pool #4170, 6.00%, 6/20/38	272	309

Pool #4194, 5.50%, 7/20/38	687	759

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association II – 5.2% – continued

Pool #4243, 5.00%, 9/20/38	$190	$207

Pool #4244, 5.50%, 9/20/38	187	206

Pool #4245, 6.00%, 9/20/38	111	126

Pool #4269, 6.50%, 10/20/38	129	145

Pool #4290, 5.50%, 11/20/38	131	145

Pool #4344, 6.00%, 1/20/39	224	252

Pool #4345, 6.50%, 1/20/39	148	169

Pool #4425, 5.50%, 4/20/39	363	407

Pool #4559, 5.00%, 10/20/39	918	1,002

Pool #4561, 6.00%, 10/20/39	450	510

Pool #4617, 4.50%, 1/20/40	251	270

Pool #4619, 5.50%, 1/20/40	833	932

Pool #4713, 4.50%, 6/20/40	772	832

Pool #4747, 5.00%, 7/20/40	677	742

Pool #4881, 3.50%, 12/20/40	2,269	2,323

Pool #4882, 4.00%, 12/20/40	5,576	5,870

Pool #4923, 4.50%, 1/20/41	560	605

Pool #5050, 4.00%, 5/20/26	528	561

Pool #5081, 4.00%, 6/20/41	1,015	1,068

Pool #5082, 4.50%, 6/20/41	1,050	1,132

Pool #5083, 5.00%, 6/20/41	4,188	4,596

Pool #5114, 4.00%, 7/20/41	3,976	4,185

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association II – 5.2% – continued

Pool #5141, 5.00%, 8/20/41	$586	$643

Pool #5175, 4.50%, 9/20/41	536	578

Pool #5176, 5.00%, 9/20/41	2,838	3,107

Pool #5202, 3.50%, 10/20/41	1,327	1,356

Pool #5203, 4.00%, 10/20/41	905	953

Pool #5232, 3.50%, 11/20/41	742	758

Pool #5264, 5.50%, 12/20/41	74	82

Pool #5280, 4.00%, 1/20/42	989	1,041

Pool #5304, 3.50%, 2/20/42	919	939

Pool #5317, 5.50%, 2/20/42	507	562

Pool #5326, 3.00%, 3/20/27	1,335	1,384

Pool #5331, 3.50%, 3/20/42	1,495	1,528

Pool #654804, 6.00%, 5/20/36	193	216

Pool #737602, 4.00%, 11/20/40	759	800

Pool #752757, 4.50%, 11/20/40	1,109	1,202

Pool #755677, 4.00%, 12/20/40	718	756

Pool #782433, 6.00%, 10/20/38	405	458

Pool #82579, 3.50%, 7/20/40	484	513

Pool #82737, 3.00%, 2/20/41	581	603

Pool #82793, 2.50%, 4/20/41	39	40

Pool #82857, 3.00%, 6/20/41	8	9

Pool #82960, 3.50%, 10/20/41	249	261

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association II – 5.2% – continued

Pool #AA5970, 3.00%, 1/20/43	$2,472	$2,438

Pool #AA6054, 3.00%, 2/20/43	3,421	3,373

Pool #AA6149, 3.00%, 3/20/43	2,401	2,367

Pool #AA6243, 3.50%, 4/20/43	391	400

Pool #AB9443, 3.50%, 11/20/42	1,779	1,819

Pool #AD1755, 3.50%, 2/20/43	1,500	1,534

Pool #AD8825, 3.50%, 3/20/43	966	988

Pool #AF5097, 4.00%, 8/20/43	2,970	3,128

Pool #MA0022, 3.50%, 4/20/42	1,520	1,554

Pool #MA0088, 3.50%, 5/20/42	3,366	3,440

Pool #MA0220, 3.50%, 7/20/42	1,716	1,753

Pool #MA0318, 3.50%, 8/20/42	3,091	3,160

Pool #MA0321, 5.00%, 8/20/42	1,127	1,236

Pool #MA0391, 3.00%, 9/20/42	5,730	5,650

Pool #MA0392, 3.50%, 9/20/42	1,286	1,314

Pool #MA0933, 3.00%, 4/20/43	2,369	2,335

Pool #MA0934, 3.50%, 4/20/43	939	960

Pool #MA1011, 3.00%, 5/20/43	2,287	2,255

Pool #MA1064, 2.50%, 6/20/28	1,414	1,435

Pool #MA1089, 3.00%, 6/20/43	2,415	2,381

Pool #MA1242, 2.00%, 8/20/43	680	702

Pool #MA1285, 3.50%, 9/20/43	1,190	1,216

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 33.7% (6) – continued

Government National Mortgage Association II – 5.2% continued

Pool TBA, 3.00%, 4/14/44(7)	$5,425	$5,334
3.50%, 4/14/44(7)	10,000	10,205
4.00%, 4/14/44(7)	814	855
4.50%, 4/14/44(7)	6,900	7,438
		116,524

Tennessee Valley Authority – 0.1%
5.50%, 7/18/17	600	684
5.25%, 9/15/39	1,650	1,869
		2,553
Total U.S. Government Agencies
(Cost $752,723)		757,576

U.S. GOVERNMENT OBLIGATIONS – 34.5%

U.S. Treasury Bonds – 6.2%
8.75%, 8/15/20	450	630
7.88%, 2/15/21	1,550	2,112
8.00%, 11/15/21	1,125	1,569
7.13%, 2/15/23	2,000	2,731
6.25%, 8/15/23	11,550	15,076
7.63%, 2/15/25	165	241
6.00%, 2/15/26	11,750	15,449
6.13%, 11/15/27	9,000	12,119
6.25%, 5/15/30	6,000	8,327
5.38%, 2/15/31	4,000	5,117
4.50%, 2/15/36	475	557
4.75%, 2/15/37	3,835	4,661
5.00%, 5/15/37	4,575	5,746
4.38%, 2/15/38	3,890	4,484
4.50%, 5/15/38	1,700	1,996
3.50%, 2/15/39	6,000	6,019
4.25%, 5/15/39	9,250	10,471
4.50%, 8/15/39	8,000	9,410
4.38%, 11/15/39	7,000	8,081
4.63%, 2/15/40	7,250	8,692
4.38%, 5/15/40	1,000	1,155
3.88%, 8/15/40	5,000	5,330
3.75%, 8/15/41	4,000	4,167
3.13%, 2/15/42	2,000	1,851
2.75%, 8/15/42	2,500	2,134
3.13%, 2/15/43	1,000	920
		139,045

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 34.5% – continued

U.S. Treasury Notes – 28.3%
2.63%, 12/31/14	$8,000	$8,151
2.25%, 1/31/15	8,000	8,141
4.00%, 2/15/15	12,000	12,406
2.50%, 3/31/15	39,000	39,914
0.25%, 7/15/15	10,000	10,009
1.75%, 7/31/15	10,000	10,208
0.38%, 11/15/15	50,000	50,076
4.50%, 11/15/15	2,000	2,136
0.25%, 12/15/15	25,000	24,974
2.13%, 12/31/15	5,000	5,156
2.13%, 2/29/16	5,000	5,165
0.38%, 3/15/16	25,000	24,982
5.13%, 5/15/16	3,000	3,293
3.25%, 6/30/16	10,000	10,605
0.63%, 7/15/16	10,000	10,013
1.50%, 7/31/16	5,000	5,106
1.00%, 8/31/16	10,000	10,088
1.00%, 9/30/16	25,000	25,203
1.00%, 10/31/16	5,000	5,037
4.63%, 11/15/16	2,600	2,864
0.88%, 11/30/16	30,000	30,103
0.88%, 1/31/17	20,000	20,025
4.63%, 2/15/17	500	554
1.00%, 3/31/17	12,000	12,030
3.13%, 4/30/17	7,000	7,461
4.50%, 5/15/17	1,850	2,050
0.63%, 5/31/17	15,000	14,827
4.75%, 8/15/17	2,400	2,691
0.63%, 8/31/17	5,000	4,915
0.63%, 9/30/17	7,000	6,870
4.25%, 11/15/17	2,950	3,268
0.75%, 12/31/17	10,000	9,806
0.88%, 1/31/18	10,000	9,838
3.50%, 2/15/18	6,250	6,765
0.75%, 2/28/18	5,000	4,885
3.88%, 5/15/18	3,300	3,628
1.38%, 7/31/18	10,000	9,941
4.00%, 8/15/18	10,290	11,388
1.50%, 8/31/18	11,500	11,478
3.75%, 11/15/18	2,300	2,521
1.50%, 12/31/18	10,000	9,925
2.75%, 2/15/19	18,000	18,896
1.38%, 2/28/19	4,000	3,935

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 34.5% – continued

U.S. Treasury Notes – 28.3% – continued

1.50%, 2/28/19	$5,000	$4,950
0.88%, 7/31/19	2,000	1,899
3.63%, 8/15/19	18,000	19,652
3.38%, 11/15/19	16,000	17,254
3.63%, 2/15/20	5,000	5,456
1.13%, 4/30/20	4,000	3,780
3.50%, 5/15/20	5,000	5,417
1.38%, 5/31/20	15,000	14,367
2.63%, 8/15/20	3,000	3,085
2.63%, 11/15/20	3,000	3,077
3.63%, 2/15/21	12,000	13,054
2.13%, 8/15/21	36,000	35,378
1.63%, 8/15/22	19,000	17,667
2.75%, 11/15/23	5,000	5,023
2.75%, 2/15/24	5,000	5,011
		636,397
Total U.S. Government Obligations
(Cost $758,872)		775,442

MUNICIPAL BONDS – 1.0%

Arizona – 0.0%

Phoenix Taxable G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	107

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	120
		227

California – 0.3%

Bay Area Toll Authority Bridge Revenue Bonds, Series F-2, Build America Bonds, 6.26%, 4/1/49	425	549

Bay Area Toll Authority Bridge Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	204

Bay Area Toll Authority Bridge TRB, Series S3, Build America Bonds, 6.91%, 10/1/50	150	203

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	162
7.30%, 10/1/39	920	1,236
7.60%, 11/1/40	400	563

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

California – 0.3% – continued

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	$50	$63

California State Taxable G.O. Unlimited Bonds, Build America Bonds, 7.63%, 3/1/40	405	565

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	200	233

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	816

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	367

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	205

Los Angeles Department of Airports Direct Pay TRB, Build America Bonds, 6.58%, 5/15/39	250	309

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds, 6.76%, 7/1/34	290	378

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	393

Metropolitan Water District of Southern California TRB, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	114

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	126

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	100

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds, 6.00%, 11/1/40	300	358

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

California – 0.3% – continued

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	$150	$177

University of California Revenue Bonds, Build America Bonds, Regents University, 6.27%, 5/15/31	200	217
		7,338

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds, 5.65%, 8/1/30	250	275

Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	50	57
		332

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	184

Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	351
		535

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	34

Florida – 0.0%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 2.11%, 7/1/18	500	501

Georgia – 0.0%

Municipal Electric Authority of Georgia Plant Vogtle Units TRB, Build America Bonds, 6.64%, 4/1/57	70	80
6.66%, 4/1/57	100	112
7.06%, 4/1/57	300	325
		517

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

Illinois – 0.1%

Chicago Board of Education G.O. Unlimited Bonds, Qualified School Construction Bonds, 6.32%, 11/1/29	$160	$160

Chicago Taxable G.O. Unlimited Bonds, Project C1, 7.78%, 1/1/35	100	118

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding TRB, Series A, 6.90%, 12/1/40	300	358

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	155

Illinois State Taxable G.O. Unlimited Bonds, Build America Bonds, 6.63%, 2/1/35	750	820

Illinois State Taxable G.O. Unlimited Bonds, 4.42%, 1/1/15	100	103
5.67%, 3/1/18	300	324

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	696
		2,734

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	261

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	117
		378

Mississippi – 0.0%

Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	111

Nevada – 0.1%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	390

Clark County Airport System TRB, Series C, Build America Bonds, 6.82%, 7/1/45	200	263
		653

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

New Jersey – 0.1%

New Jersey State EDA Lease Revenue Bonds, Series A (NATL-RE Insured), 7.43%, 2/15/29	$100	$128

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	250

New Jersey State Transportation Trust Fund Authority TRB, Series C, Build America Bonds, 6.10%, 12/15/28	300	333

New Jersey State Turnpike Authority TRB, Series A, Build America Bonds, 7.10%, 1/1/41	425	577

New Jersey State Turnpike Authority TRB, Series F, Build America Bonds, 7.41%, 1/1/40	125	176

Rutgers State University TRB, Series H, Build America Bonds (G.O. of University Insured), 5.67%, 5/1/40	145	171
		1,635

New York – 0.2%

Metropolitan Transportation Authority Dedicated Fund TRB, Build America Bonds, 7.34%, 11/15/39	75	105

Metropolitan Transportation Authority TRB, Build America Bonds, 6.69%, 11/15/40	100	128

Metropolitan Transportation Authority TRB, Series E, Build America Bonds, 6.81%, 11/15/40	60	78

New York City G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	112

New York City G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.85%, 6/1/40	85	101

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	237
5.72%, 6/15/42	250	296

New York City Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	256

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

New York – 0.2% – continued

New York City Transitional Finance Authority TRB, Build America Bonds, Future Tax Secured, 5.77%, 8/1/36	$300	$356

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	291

New York State Dormitory Authority Personal Income TRB, Series F, Build America Bonds, 5.63%, 3/15/39	75	87

New York State Urban Development Corp. TRB, Build America Bonds, 5.77%, 3/15/39	100	117

Port Authority of New York & New Jersey Consolidated 160th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	200	231

Port Authority of New York & New Jersey Consolidated 164th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	350	404

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds (G.O. of Authority Insured), 4.93%, 10/1/51	250	256
		3,055

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	200	237

American Municipal Power-Ohio, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	435

North East Regional Sewer District Improvement TRB, Build America Bonds, 6.04%, 11/15/40	145	157

Ohio State University TRB, Series A, 4.80%, 6/1/11(1)	200	194

Ohio State University TRB, Series C, Build America Bonds, 4.91%, 6/1/40	190	207

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

Ohio – 0.1% – continued

Ohio State Water Quality Development Authority Pollution Control TRB, Series B-2, Loan Fund, 4.88%, 12/1/34	$90	$97
		1,327

Oregon – 0.0%

Oregon State Department of Transportation Highway User TRB, Series A, Sub Lien, Build America Bonds, 5.83%, 11/15/34	200	244

Pennsylvania – 0.0%

State Public School Building Authority TRB, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	214

Puerto Rico – 0.0%

Puerto Rico Commonwealth Government Development Bank TRB, Series B, Senior Notes, 3.67%, 5/1/14	150	149

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate TRB, Series B, Build America Bonds, 6.73%, 7/1/43	100	119

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	197

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF Gtd.), 6.45%, 2/15/35	200	229

Houston Taxable G.O. Limited Refunding Pension Obligation Bonds, Series A, 6.29%, 3/1/32	295	354

North Texas Tollway Authority TRB, Series B, Build America Bonds, 6.72%, 1/1/49	125	165

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	248

Texas State Transportation Commission Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	239

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

Texas – 0.1% – continued

Texas State Transportation Commission TRB, Series B, First Tier, 5.18%, 4/1/30	$300	$345

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	108

University of Texas Revenue Bonds, Series D, Build America Bonds, 5.13%, 8/15/42	190	218
		2,103

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	96

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	93

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	114

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	109
		316
Total Municipal Bonds
(Cost $19,570)		22,618

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (8)

Escrow Lehman Brothers Holdings Capital Trust VII(9)	50,000	$–
Total Other
(Cost $39)		–

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01%(10) (11)	81,754,233	$81,754
Total Investment Companies
(Cost $81,754)		81,754

Total Investments – 103.1%
(Cost $2,261,633)		2,317,909

Liabilities less Other Assets – (3.1)%		(69,367)
NET ASSETS – 100.0%		$2,248,542

(1)	Century bond maturing in 2111.
(2)	Century bond maturing in 2112.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $918,000 or 0.0% of net assets. Additional information on the restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	1/23/14	$315

Nabors Industries, Inc., 2.35%, 9/15/16	9/4/13	35

Nabors Industries, Inc., 5.10%, 9/15/23	10/28/13	134

Seagate HDD Cayman, 4.75%, 6/1/23	3/13/14	423

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(7)	When-Issued Security.
(8)	Security listed as “escrow” is considered to be worthless.
(9)	Issuer has defaulted on terms of debt obligation.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(11)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $187,561,000 with net sales of approximately $105,807,000 during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Agency	25.4%
U.S. Treasury	40.8
AAA	4.0
AA	4.6
A	11.1
BBB	10.6
Cash Equivalents	3.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–	$49,059(1)	$–	$49,059
Corporate Bonds	–	426,187(1)	–	426,187
Foreign Issuer Bonds	–	205,273(1)	–	205,273
U.S. Government Agencies	–	757,576(1)	–	757,576
U.S. Government Obligations	–	775,442(1)	–	775,442
Municipal Bonds	–	22,618(1)	–	22,618
Investment Companies	81,754	–	–	81,754
Total Investments	$81,754	$2,236,155	$–	$2,317,909

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2014

(1) Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 97.4%

U.S. Treasury Bonds – 11.1%
6.88%, 8/15/25	$100	$140
6.00%, 2/15/26	275	362
6.50%, 11/15/26	75	103
6.38%, 8/15/27	115	158
6.13%, 11/15/27	200	269
5.50%, 8/15/28	150	192
5.25%, 11/15/28	175	219
5.25%, 2/15/29	225	281
6.25%, 5/15/30	175	243
5.38%, 2/15/31	200	256
4.50%, 2/15/36	275	323
4.75%, 2/15/37	175	213
5.00%, 5/15/37	100	126
4.38%, 2/15/38	150	173
4.50%, 5/15/38	95	112
3.50%, 2/15/39	310	311
4.25%, 5/15/39	200	226
4.50%, 8/15/39	325	382
4.38%, 11/15/39	160	185
4.63%, 2/15/40	425	510
4.38%, 5/15/40	365	421
3.88%, 8/15/40	400	426
4.25%, 11/15/40	425	481
4.75%, 2/15/41	390	477
4.38%, 5/15/41	300	347
3.13%, 11/15/41	375	348
3.13%, 2/15/42	525	486
3.00%, 5/15/42	395	356
2.75%, 8/15/42	620	529
2.75%, 11/15/42	775	660
3.13%, 2/15/43	755	695
2.88%, 5/15/43	650	567
3.63%, 8/15/43	775	784
3.75%, 11/15/43	875	906
3.63%, 2/15/44	450	455
		12,722

U.S. Treasury Notes – 86.3%
0.13%, 4/30/15	750	750
0.25%, 5/31/15	1,350	1,351
2.13%, 5/31/15	1,250	1,278
0.38%, 6/15/15	500	501
0.38%, 6/30/15	1,000	1,003

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 97.4% – continued

U.S. Treasury Notes – 86.3% – continued

1.88%, 6/30/15	$750	$766
0.25%, 7/15/15	750	751
0.25%, 7/31/15	1,000	1,001
1.75%, 7/31/15	550	561
0.25%, 8/15/15	750	751
4.25%, 8/15/15	1,000	1,055
0.38%, 8/31/15	1,000	1,002
1.25%, 8/31/15	1,000	1,015
0.25%, 9/30/15	1,250	1,251
1.25%, 9/30/15	1,075	1,091
0.25%, 10/31/15	1,000	1,000
0.38%, 11/15/15	1,150	1,152
0.25%, 11/30/15	1,000	999
1.38%, 11/30/15	1,000	1,018
0.25%, 12/15/15	500	499
0.25%, 12/31/15	750	749
2.13%, 12/31/15	750	773
0.38%, 1/15/16	550	550
0.38%, 1/31/16	700	700
0.38%, 2/15/16	750	750
0.25%, 2/29/16	1,000	997
2.13%, 2/29/16	500	516
0.38%, 3/15/16	1,000	999
0.38%, 3/31/16	600	599
2.25%, 3/31/16	950	984
0.25%, 4/15/16	1,300	1,295
0.25%, 5/15/16	1,700	1,691
1.75%, 5/31/16	1,150	1,181
0.50%, 6/15/16	500	500
0.63%, 7/15/16	1,000	1,001
1.50%, 7/31/16	650	664
0.63%, 8/15/16	1,000	1,000
4.88%, 8/15/16	400	440
1.00%, 8/31/16	250	252
3.00%, 8/31/16	300	317
0.88%, 9/15/16	500	503
1.00%, 9/30/16	825	832
3.00%, 9/30/16	700	741
0.63%, 10/15/16	750	749
1.00%, 10/31/16	250	252
3.13%, 10/31/16	700	743
0.63%, 11/15/16	500	499
0.88%, 11/30/16	600	602
2.75%, 11/30/16	900	947

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 97.4% – continued

U.S. Treasury Notes – 86.3% – continued

0.63%, 12/15/16	$500	$498
0.88%, 12/31/16	600	601
3.25%, 12/31/16	500	533
0.75%, 1/15/17	700	699
0.88%, 1/31/17	250	250
3.13%, 1/31/17	550	585
0.63%, 2/15/17	1,000	994
4.63%, 2/15/17	500	554
0.88%, 2/28/17	750	750
3.00%, 2/28/17	250	265
0.75%, 3/15/17	400	399
3.25%, 3/31/17	1,000	1,069
0.88%, 4/30/17	2,000	1,995
3.13%, 4/30/17	1,000	1,066
0.63%, 5/31/17	1,250	1,236
2.75%, 5/31/17	950	1,002
0.75%, 6/30/17	1,500	1,486
2.50%, 6/30/17	950	994
0.50%, 7/31/17	1,500	1,471
2.38%, 7/31/17	1,000	1,042
0.63%, 8/31/17	1,500	1,475
0.63%, 9/30/17	350	344
0.75%, 10/31/17	500	492
0.63%, 11/30/17	1,150	1,124
0.88%, 1/31/18	500	492
3.50%, 2/15/18	650	704
0.75%, 2/28/18	500	488
0.75%, 3/31/18	500	488
2.88%, 3/31/18	750	794
0.63%, 4/30/18	250	242
2.63%, 4/30/18	650	682
3.88%, 5/15/18	200	220
4.00%, 8/15/18	500	553
1.50%, 8/31/18	1,100	1,098
1.38%, 9/30/18	1,250	1,239
1.25%, 10/31/18	750	738
3.75%, 11/15/18	300	329
1.25%, 11/30/18	750	737
1.38%, 11/30/18	250	247
1.50%, 12/31/18	750	744
1.50%, 1/31/19	750	743
2.75%, 2/15/19	650	682
1.38%, 2/28/19	500	492
1.13%, 5/31/19	400	387

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 97.4% – continued

U.S. Treasury Notes – 86.3% – continued

0.88%, 7/31/19	$500	$475
1.00%, 8/31/19	475	453
1.00%, 9/30/19	525	500
1.25%, 10/31/19	500	482
3.38%, 11/15/19	650	701
1.00%, 11/30/19	350	332
1.13%, 12/31/19	450	429
1.38%, 1/31/20	650	627
3.63%, 2/15/20	1,000	1,091
1.25%, 2/29/20	600	573
1.13%, 3/31/20	500	473
1.13%, 4/30/20	500	472
3.50%, 5/15/20	750	813
1.38%, 5/31/20	500	479
1.88%, 6/30/20	350	345
2.00%, 7/31/20	700	694
2.00%, 9/30/20	400	395
1.75%, 10/31/20	600	583
2.63%, 11/15/20	1,125	1,154
2.00%, 11/30/20	500	493
2.38%, 12/31/20	750	756
2.13%, 1/31/21	950	941
3.63%, 2/15/21	500	544
2.00%, 2/28/21	525	515
2.25%, 3/31/21	250	249
3.13%, 5/15/21	725	764
2.13%, 8/15/21	1,000	983
2.00%, 11/15/21	925	898
2.00%, 2/15/22	675	653
1.75%, 5/15/22	575	543
1.63%, 8/15/22	600	558
1.63%, 11/15/22	900	833
2.00%, 2/15/23	675	642
1.75%, 5/15/23	1,225	1,135
2.50%, 8/15/23	1,300	1,281
2.75%, 11/15/23	1,250	1,256
2.75%, 2/15/24	800	802
		98,561
Total U.S. Government Obligations
(Cost $111,211)		111,283

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.9%

Northern Institutional Funds - U.S. Government Portfolio, 0.01%(1) (2)	2,205,014	$2,205
Total Investment Companies
(Cost $2,205)		2,205

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.08%, 7/24/14(3)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 99.8%
(Cost $113,916)		113,988

Other Assets less Liabilities – 0.2%		274
NET ASSETS – 100.0%		$114,262

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the U.S. Government Portfolio of the Northern Institutional Funds was approximately $367,000 with net purchases of approximately $1,838,000 during the fiscal year ended March 31, 2014.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
5-Year U.S. Treasury Note	33	$3,925	Long	6/14	$(24)

At March 31, 2014, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	98.1%
Cash Equivalents	1.9

Total	100.0%

*Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations	$–	$111,283	(1)	$–	$111,283
Investment Companies	2,205	–		–	2,205
Short-Term Investments	–	500		–	500
Total Investments	$2,205	$111,783		$–	$113,988

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(24)	$–		$–	$(24)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

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ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2014

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

CMBS	Commercial Mortgage-Backed Securities
EDA	Economic Development Authority
G.O.	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF	Permanent School Fund
TRB	Tax Revenue Bonds

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities.

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2014

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, both of which are diversified portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Prior to November 17, 2012, the U.S. Treasury Index Fund operated as the U.S. Treasury Index Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds. The Predecessor Fund was authorized to issue three classes of shares: Class A, Class C and Class D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C Share and Class D Share classes of the Predecessor Fund were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of the Predecessor Fund had their shares automatically converted to Class A Shares of the same Predecessor Fund on the basis of the relative net asset value per share of the respective share classes as of the close of business on November 28, 2011. On November 16, 2012, the Predecessor Fund was reorganized into the U.S. Treasury Index Fund, pursuant to a Plan of Reorganization approved by the Predecessor Fund’s Board of Trustees on August 9, 2012 (the “Reorganization”). At the time of Reorganization, the Predecessor Fund transferred all of its assets to the U.S. Treasury Index Fund in exchange for shares of the U.S. Treasury Index Fund and the U.S. Treasury Index Fund’s assumption of all the liabilities of the Predecessor Fund. Upon closing of the Reorganization, holders of the Predecessor Fund’s Class A shares received shares of the U.S. Treasury Index Fund. The Reorganization was tax-free.

Prior to the Reorganization, the U.S. Treasury Index Fund had no net assets or operations and therefore, activity shown in the Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of the Predecessor Fund. The cost basis of the investments transferred from the Predecessor Fund was carried forward to the Fund for accounting and tax purposes.

The U.S. Treasury Index Fund’s fiscal year end and tax year end changed from November 30 to March 31.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Short-term investments with a maturity of 60 days or less

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NOTES TO THE FINANCIAL STATEMENTS continued

are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS The Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2014, the U.S. Treasury Index Fund had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $500,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES The Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market

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FIXED INCOME INDEX FUNDS

MARCH 31, 2014

fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2014, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which the Fund has agreed to pledge cash and/or securities as collateral to certain counterparties to secure the repayment of the Fund’s obligations to those counterparties under the MSFTA. No collateral has been pledged for the Fund as of March 31, 2014.

D) MORTGAGE DOLLAR ROLLS The Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) FUND SECURITIES LOANED The Predecessor Fund participated in Northern Trust’s securities lending program and loaned a portion of its investment portfolio to securities lending borrowers (e.g. brokers approved by Northern Trust). Northern Trust received collateral for the Predecessor Fund, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the Predecessor Fund in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Predecessor Fund held invested cash collateral in the Northern Institutional Funds’ Liquid Assets Portfolio, an affiliated money market fund. Non-cash collateral was held in custody for the Predecessor Fund. The Predecessor Fund did not exercise effective control over the non-cash collateral received. The value of the collateral was monitored daily to ensure the value of such collateral met or exceeded the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral might have been subject to legal proceedings.

The Predecessor Fund earned income on portfolio securities loaned, and received compensation for lending its securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Predecessor Fund from securities lending was based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Predecessor Fund paid fees to Northern Trust for administering the securities lending program. The fees were typically based on a percentage of the revenue generated from the lending activities.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$6,103	$(6,103)

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013 through the fiscal year ended March 31, 2014, the following Fund incurred net capital losses and/or net currency losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Bond Index	$315
U.S. Treasury Index	168

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, and for the Predecessor Fund, for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD		LONG-TERM CAPITAL LOSS CARRYFORWARD
Bond Index	$3,808	*	$ —	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN (LOSSES)
Bond Index	$1,165	$ —	$56,169
U.S. Treasury Index	29	79	(7)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$65,153	$1,946
U.S. Treasury Index	—	1,515	1,289

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, for the Bond Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$75,771	$12,285

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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FIXED INCOME INDEX FUNDS

MARCH 31, 2014

The tax character of distributions paid during the four months ended March 31, 2013 for the U.S. Treasury Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
U.S. Treasury Index	$ —	$987	$4,277

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012 for the U.S. Treasury Index Fund was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
U.S. Treasury Index	$ —	$2,022	$2,761

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2014, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2011 through March 31, 2013 or November 30, 2011 through November 30, 2012 as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding borrowings. The Funds did not have any borrowings or incur any interest expense for fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

The advisory fees for the Bond Index and U.S. Treasury Index Funds for the fiscal year ended March 31, 2014 were based on the following annual rates as set forth in the table below. The table below also sets forth the contractual expense limitations for the fiscal year ended March 31, 2014 for the Funds.

	CONTRACTUAL
	ANNUAL ADVISORY FEE	EXPENSE LIMITATION
Bond Index	0.15%	0.15%
U.S. Treasury Index	0.30%	0.15%

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The administration fees are reflected in each Fund’s Statement of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Bond Index and U.S. Treasury Index Funds currently invest uninvested cash in the Diversified Assets Portfolio or the U.S. Government Portfolio (the “Portfolios”) of Northern Institutional Funds, respectively, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the SEC. Accordingly, each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, or the U.S. Government Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2014

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$1,995,000	$156,766	$2,256,759	$191,342
U.S. Treasury Index	84,947	—	101,484	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Bond Index	$78,185	$(22,016)	$56,169	$2,261,740
U.S. Treasury Index	1,147	(1,154)	(7)	113,995

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	63,677	$673,905	1,363	$14,371	(94,180)	$(994,023)	(29,140)	$(305,747)
U.S. Treasury Index	2,087	45,496	117	2,506	(2,814)	(61,170)	(610)	(13,168)

Transactions in capital shares for the fiscal year or period ended March 31, 2013 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	68,727	$756,141	2,649	$29,051	(58,196)	$(639,217)	13,180	$145,975
U.S. Treasury Index	798	17,751	202	4,508	(1,053)	(23,490)	(53)	(1,231)

Transactions in capital shares/Class A shares for the fiscal year ended November 30, 2012 for the U.S. Treasury Index Fund were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Treasury Index	8,321	$193,695	183	$4,224	(8,361)	$(194,594)	143	$3,325

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2014

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2014:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net Assets — Unrealized appreciation	$—	*	Net Assets — Unrealized depreciation	$(24	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2014:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net realized gains (losses) on futures contracts	$(62)

Amounts in thousands		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(24)

Volume of derivative activity for the fiscal year ended March 31, 2014*:

	FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
U.S. Treasury Index	6	$3,668

*	Activity during the period is measured by number of trades during the period and average notional amount for futures equity contracts.

**	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Fund approved a new management agreement between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 87.

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), two separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of Bond Index Fund and the related statements of operations for the year then ended, the changes in net assets and financial highlights for the year then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of U.S. Treasury Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The U.S. Treasury Index Fund’s statement of changes and financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on this statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Fund referred to above as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the U.S. Treasury Index Fund referred to above as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Bond Index	$0.009040
U.S. Treasury Index	0.226687

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE
Bond Index	209,803,237	88,631	35,301	2,549,732
U.S. Treasury Index	3,755,968	0	0	0

3.	To approve a change to the fundamental investment objectives of the U.S. Treasury Index Fund to non-fundamental, which would permit the Trustees of the Trust, instead of shareholders, to approve a change in the objective.

FUND	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE
U.S. Treasury Index	3,755,922	45	0	0

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FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 82), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.15%	$1,000.00	$1,016.50	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.15%	$1,000.00	$1,004.30	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2014 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

APPROVAL OF MANAGEMENT AGREEMENT

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Bond Index Fund and U.S. Treasury Index Fund (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For the Bond Index Fund, the NF Trustees received information on the Funds investment performance for the one, two, three, four and five

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2014 (UNAUDITED)

years, as well as performance for the most recent quarter and year-to-date. For the U.S. Treasury Index Fund, the NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Funds’ performance was generally satisfactory.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, for those Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Northern Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for the U.S. Treasury Index Fund. For the Bond Index Fund, the NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Bond Index Fund.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Northern Funds to specific levels.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the NTI Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Northern Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

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INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2

U.S. TREASURY INDEX FUND1,2,3

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

26	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

32	CALIFORNIA TAX-EXEMPT FUND

35	HIGH YIELD MUNICIPAL FUND

40	INTERMEDIATE TAX-EXEMPT FUND

55	SHORT-INTERMEDIATE TAX-EXEMPT FUND

79	TAX-EXEMPT FUND

87	ABBREVIATIONS AND OTHER INFORMATION

88	NOTES TO THE FINANCIAL STATEMENTS

95	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

96	TAX INFORMATION

97	SHAREHOLDER MEETING RESULTS

98	FUND EXPENSES

100	TRUSTEES AND OFFICERS

106	APPROVAL OF MANAGEMENT AGREEMENT

111	INVESTMENT CONSIDERATIONS

112	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Funds.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, the Federal Reserve expressed its confidence in the sustainability of the U.S. economic recovery by initiating a tapering of its extremely accommodative monetary policy. With some confusion over the timing of this more restrictive policy, the bond market experienced tremendous volatility. Interest rates spiked during the first three months of the reporting period but subsequently declined over the last quarter of the period. Though yields rose overall, the municipal market generated slightly positive returns. The tax-exempt market benefited from a significant reduction in new issuance but was buffeted by a few isolated but well-publicized credit events.

The Arizona Tax-Exempt Fund, with an average maturity of 10.7 years, posted a total return of 0.41% during the reporting period. The Fund underperformed its benchmark, the Barclays Arizona Municipal Bond Index, which returned 0.68%, but outperformed its Lipper peer group average, Other States Municipal Debt Funds category, which returned -1.71% for the period. The Fund benefited from an active trading strategy during the period, as we capitalized on the team’s market knowledge. During the period, we reduced the Fund’s duration, or interest rate sensitivity, in response to rising rates. As the Arizona municipal yield curve steepened, we took advantage of the incremental yield available on longer-intermediate bonds and added them to the Fund’s “barbelled” maturity structure. We also retained our preference for liquid, high-grade Arizona securities as the differences in yield between higher and lower quality bonds continued to narrow. At the end of the reporting period, the Fund had no exposure to tax-exempt bonds rated BBB or below. In addition, the portfolio had no Puerto Rico holdings.

Going forward, we will focus on any possible impact on interest rates from changes in Federal Reserve policy under its new Chair. At the federal level, we will closely follow the debate concerning tax-exempt debt policy, and at the state and local level, we will monitor the strength of the Arizona economy and its impact on the finances of municipal bond issuers. In addition, we will continue to track the in-state municipal market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	0.41%	5.45%	4.07%	4.92%

BARCLAYS ARIZONA MUNICIPAL BOND INDEX	0.68	5.85	4.52	5.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
NET ASSETS	$79 MILLION
NET ASSET VALUE	$10.66
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.94%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, the Federal Reserve expressed its confidence in the sustainability of the U.S. economic recovery by initiating a tapering of its extremely accommodative monetary policy. With some confusion over the timing of this more restrictive policy, the bond market experienced tremendous volatility. Interest rates spiked during the first three months of the reporting period but subsequently declined over the last quarter of the period. Though yields rose overall, the municipal market generated slightly positive returns. The tax-exempt market benefited from a significant reduction in new issuance but was buffeted by a few isolated but well-publicized credit events.

The California Intermediate Tax-Exempt Fund, with an average maturity of 10.0 years, posted a total return of 0.54% during the reporting period. The Fund underperformed its benchmark, the Barclays California Intermediate Municipal Bond Index, which returned 1.70%, but outperformed its Lipper peer group average, the California Intermediate Muni Debt category, which returned 0.38% for the period. The Fund benefited from an active trading strategy during the period, as we capitalized on the team’s market knowledge. During the period, we reduced the Fund’s duration, or interest rate sensitivity, in response to rising rates. As the California municipal yield curve steepened, we took advantage of the incremental yield available on longer-intermediate bonds and added them to the Fund’s “barbelled” maturity structure. We also retained our preference for liquid, high-grade California securities as the differences in yield between higher and lower quality bonds continued to narrow. At the end of the reporting period, the Fund had no exposure to tax-exempt bonds rated BBB or below. In addition, the portfolio had no Puerto Rico holdings.

Going forward, we will focus on any possible impact on interest rates from changes in Federal Reserve policy under its new Chair. At the federal level, we will closely follow the debate concerning tax-exempt debt policy, and at the state and local level, we will monitor the strength of the California economy and its impact on the finances of municipal bond issuers. In addition, we will continue to track the in-state municipal market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	0.54%	5.07%	3.63%	4.38%

BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	1.70	5.81	4.70	5.26

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
NET ASSETS	$359 MILLION
NET ASSET VALUE	$10.57
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, the Federal Reserve expressed its confidence in the sustainability of the U.S. economic recovery by initiating a tapering of its extremely accommodative monetary policy. With some confusion over the timing of this more restrictive policy, the bond market experienced tremendous volatility. Interest rates spiked during the first three months of the reporting period but subsequently declined over the last quarter of the period. Though yields rose overall, the municipal market generated slightly positive returns. The tax-exempt market benefited from a significant reduction in new issuance but was buffeted by a few isolated but well-publicized credit events.

The California Tax-Exempt Fund, with an average maturity of 16.1 years, posted a total return of 0.97% for the reporting period. The Fund underperformed its benchmark, the Barclays California Municipal Bond Index, which returned 1.62%, but outperformed its Lipper peer group average, the California Muni Debt category, which returned 0.03% for the period. The Fund benefited from an active trading strategy during the period, as we capitalized on the team’s market knowledge. During the period, we reduced the Fund’s duration, or interest rate sensitivity, in response to rising rates. As the California municipal yield curve steepened, we took advantage of the incremental yield available on longer-intermediate bonds and added them to the Fund’s “barbelled” maturity structure. We also retained our preference for liquid, high-grade California securities as the differences in yield between higher and lower quality bonds continued to narrow. At the end of the reporting period, the Fund had no exposure to tax-exempt bonds rated BBB or below. In addition, the portfolio had no Puerto Rico holdings.

Going forward, we will focus on any possible impact on interest rates from changes in Federal Reserve policy under its new Chair. At the federal level, we will closely follow the debate concerning tax-exempt debt policy, and at the state and local level, we will monitor the strength of the California economy and its impact on the finances of municipal bond issuers. In addition, we will continue to track the in-state municipal market as investors search for relief from higher federal and state taxes.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	0.97%	7.22%	4.86%	5.62%

BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	1.62	6.69	4.79	5.57

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 111.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
NET ASSETS	$120 MILLION
NET ASSET VALUE	$11.26
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.98%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2014 was tumultuous for the fixed-income markets. Investors reacted to lower economic growth in large emerging economies and in the eurozone. The U.S. economy, which had slowed in the first half of the period, showed some encouraging signs in the fourth quarter of 2013 but then slipped back, with weather partly blamed for the slowdown. Interest rates were volatile and ended the period significantly higher as investors focused on when and how the U.S. Federal Reserve would begin tapering its bond purchases.

The municipal market was not immune to the movements in interest rates during the period. In addition, negative headlines regarding Detroit’s bankruptcy filing and concerns over Puerto Rico’s economic growth and short-term funding needs soured municipal market sentiment. Heavy municipal mutual fund outflows forced selling into an illiquid and volatile market throughout the reporting period. As a result, credit spreads widened, with high-yield municipals underperforming investment-grade issues. The first quarter of 2014 brought the municipal market back on solid footing as flows in the municipal market, especially the high-yield sector, moved back into positive territory given the relative attractiveness of municipals versus other asset classes. Also fueling the municipal sector’s recovery was significantly lower new-issue supply, especially in the high-yield segment.

The High Yield Municipal Fund returned -1.51% during the reporting period, lagging the -0.38% return of its benchmark, the Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. The Fund’s overweighting of holdings rated A and below hurt performance versus the benchmark. However, the Fund outperformed its Lipper peer group average, the High Yield Municipal Debt Funds category, which returned -1.97% during the period due to its weighting in high-coupon holdings, which helped to cushion price volatility. An underweight in below-investment-grade securities and underweights to tobacco and Puerto Rico holdings served the Fund well through the end of 2013 as credit spreads widened. This positioning constrained performance in the first quarter of 2014 as demand for high yield drove credit spread tightening.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	–1.51%	7.95%	3.30%	3.61%

BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	–0.38	7.72	4.85	5.11

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 111.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
NET ASSETS	$241 MILLION
NET ASSET VALUE	$8.49
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.97%
NET EXPENSE RATIO	0.80%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Interest rates increased during the 12-month reporting period ended March 31, 2014 as the Federal Reserve began to taper its bond-buying program, and economic activity increased somewhat. The path upward for rates was not smooth as they rose sharply in mid-2013, while the first quarter of this year saw a strong bond market rally.

For the reporting period, the Fund returned 0.26%, compared with the 0.60% return of its benchmark, the Barclays Intermediate Municipal Bond Index. The Fund’s duration profile and security/state selections contributed to performance, while its high quality and broad maturity structure detracted as lower quality bonds outperformed higher quality issues. On average, the Fund’s duration, or interest rate sensitivity, was in line with the benchmark. However, we extended duration by 10% following last year’s significant market sell-off, which helped performance during the first quarter of 2014. For the period, we emphasized unlimited-tax state general obligation bonds and dedicated essential-service revenue issues. Tax losses were taken during periods of rising rates. As of March 31, 2014 over 90% of portfolio assets were rated AAA or AA.

For the period, the Fund did not have any direct exposure to Puerto Rico or Detroit issuers. Although rates for intermediate-term bonds increased by 50 basis points (0.50%), the Fund managed a positive return based on three attributes: income; “roll down,” i.e. the aging of existing bond holdings; and our trading strategies. Additionally, we acquired significant New York holdings for the portfolio at a discount as New York issuers aggressively refinanced and switched from variable-rate debt to fixed-rate securities. The Fund employs a high quality relative-value active management approach that stresses after-tax performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	0.26%	4.49%	3.66%	4.45%

BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	0.60	5.09	4.46	5.43

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 111.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
NET ASSETS	$2.4 BILLION
NET ASSET VALUE	$10.44
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.88%
NET EXPENSE RATIO	0.44%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields increased significantly during the 12-month reporting period ended March 31, 2014 as the economy continued to display moderate improvement. Employment data strengthened and consumer activity increased, while inflation readings remained subdued. The U.S. Federal Reserve, recognizing the economic improvement, began the process of reducing its monthly asset purchases from $85 billion to $55 billion with the expectation of winding them down to zero later in 2014. The yield curve experienced a modest flattening near the end of the period, as the market responded to the Federal Reserve’s increase in its federal funds rate forecast. However, the yield curve steepened as longer maturities bore the brunt of the yield increase.

The municipal bond market came under pressure during the period. While the weakness was partially the result of the downturn in U.S. Treasuries, it also reflected large outflows from tax-exempt mutual funds. New-issue supply was sharply lower year over year, yet heavy secondary selling caused by mutual fund companies’ need to meet redemptions added to supply. The market also faced challenges in the form of Detroit’s bankruptcy filing and headlines surrounding Puerto Rico’s struggling economy and heavy debt load. The tax-exempt yield curve steepened as fund redemptions were more concentrated within long-duration bonds.

During the reporting period, the Short-Intermediate Tax-Exempt Fund returned 0.33%, underperforming the 0.98% return of its benchmark, the Barclays Municipal 1-5 Year Blend Municipal Bond Index. The shortfall was driven primarily by the Fund’s underweight in lower-rated securities and riskier sectors, both of which outperformed. The Fund’s underweight within the three- to five-year range, coupled with an overweight in bonds with maturities of six to eight years, detracted from relative return at a time when the yield curve was steepening from five to eight years. However, the Fund’s slightly defensive duration profile and premium coupon structure benefited shareholders given the increase in yields. We maintained a high quality focus, as we believe that additional incremental yield in lower-tier investment-grade credits does not adequately compensate investors for the added risk. Instead, we opted for the superior liquidity and lower volatility of more conservative, higher quality credits.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	0.33%	1.59%	1.85%	2.60%

BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	0.98	2.36	2.72	3.68

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 111.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$10.46
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.80%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Interest rates increased during the 12-month reporting period ended March 31, 2014 as the Federal Reserve began to taper its bond-buying program, and economic activity increased somewhat. The path upward for rates was not smooth as they rose sharply in mid-2013, while the first quarter of this year saw a strong bond market rally.

During the reporting period, the Fund returned 0.30%, compared with the 0.39% return of its benchmark, the Barclays U.S. Municipal Index. The Fund’s duration profile and security/state selections contributed to performance, while its high quality and broad maturity structure detracted as lower quality bonds outperformed higher quality issues. On average, the Fund’s duration, or interest rate sensitivity, was in line with the benchmark. However, we extended duration by 10% following last year’s significant market sell-off, which helped performance during the first quarter of 2014. For the period, we emphasized unlimited-tax state general obligation bonds and dedicated essential-service revenue issues. Tax losses were taken during periods of rising rates. As of March 31, 2014 over 80% of portfolio assets were rated AAA or AA.

Although municipal bond rates increased by 50 basis points (0.50%) to 75 basis points (0.75%) during the period, the Fund managed a positive return based on three attributes: income; “roll down,” i.e. the aging of existing bond holdings; and our trading strategies. Additionally, we acquired significant New York holdings for the portfolio at a discount as New York issuers aggressively refinanced and switched from variable-rate debt to fixed-rate securities. The Fund employs a high quality relative-value active management approach that stresses after-tax performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	0.30%	5.63%	4.27%	5.24%

BARCLAYS U.S. MUNICIPAL INDEX	0.39	5.71	4.45	5.62

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 111.

Portfolio composition is subject to change.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
NET ASSETS	$747 MILLION
NET ASSET VALUE	$10.44
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at cost	$69,220	(1)	$348,199	(2)
Investments, at value	$74,339	(3)	$364,570	(4)
Dividend income receivable	–		–
Interest income receivable	733		3,362
Receivable for securities sold	3,798		–
Receivable for fund shares sold	143		132
Receivable from investment adviser	9		29
Prepaid and other assets	1		1
Total Assets	79,023		368,094
LIABILITIES:
Payable for securities purchased	–		–
Payable for when-issued securities	–		8,617
Payable for fund shares redeemed	5		34
Distributions to shareholders	55		197
Payable to affiliates:
Investment advisory fees	8		38
Administration fees	2		10
Custody and accounting fees	3		4
Shareholder servicing fees	3		5
Transfer agent fees	2		7
Trustee fees	3		3
Accrued other liabilities	28		28
Total Liabilities	109		8,943
Net Assets	$78,914		$359,151
ANALYSIS OF NET ASSETS:
Capital stock	$74,269		$348,147
Accumulated undistributed net investment income (loss)	(10)		(4)
Accumulated undistributed net realized loss	(464)		(5,363)
Net unrealized appreciation	5,119		16,371
Net Assets	$78,914		$359,151
Shares Outstanding ($.0001 par value, unlimited authorization)	7,402		33,993
Net Asset Value, Redemption and Offering Price Per Share	$10.66		$10.57

(1)	Amounts include cost from the Tax-Exempt Portfolio of the Northern Institutional Funds of $2,191, $5,570, $304,888, $89,477 and $24,297, respectively.
(2)	Amounts include cost from the California Municipal Money Market Fund of the Northern Funds of $16,474 and $10,143, respectively.
(3)	Amounts include value from the Tax-Exempt Portfolio of the Northern Institutional Funds of $2,191, $5,570, $304,888, $89,477 and $24,297, respectively.
(4)	Amounts include value from the California Municipal Money Market Fund of the Northern Funds of $16,474 and $10,143, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2014

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND

$105,389	(2)	$221,502	(1)	$2,309,495	(1)	$1,303,029	(1)	$714,231	(1)
$115,523	(4)	$237,322	(3)	$2,357,783	(3)	$1,327,273	(3)	$753,707	(3)
–		–		3		1		1
1,027		3,882		23,669		14,426		9,422
11,182		–		22,169		–		11,295
40		5		933		853		1,886
14		9		182		88		58
1		1		3		2		2
127,787		241,219		2,404,742		1,342,643		776,371

2,421		–		18,144		427		14,051
5,553		–		14,967		12,012		14,356
21		193		566		515		422
85		216		1,034		357		569

13		30		245		127		78
3		7		68		38		21
3		3		12		7		6
15		6		79		11		22
2		5		45		26		14
3		3		9		4		7
28		28		64		45		45
8,147		491		35,233		13,569		29,591
$119,640		$240,728		$2,369,509		$1,329,074		$746,780

$112,240		$260,776		$2,338,266		$1,306,225		$735,601
(1)		–		(201)		(289)		(256)
(2,733)		(35,868)		(16,844)		(1,106)		(28,041)
10,134		15,820		48,288		24,244		39,476
$119,640		$240,728		$2,369,509		$1,329,074		$746,780
10,627		28,353		226,900		127,019		71,539
$11.26		$8.49		$10.44		$10.46		$10.44

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$3,762	$12,859
Dividend income	–	2 (1)
Total Investment Income	3,762	12,861
EXPENSES:
Investment advisory fees	540	2,111
Administration fees	148	576
Custody fees	23	54
Accounting fees	30	58
Transfer agent fees	98	384
Registration fees	13	11
Printing fees	14	14
Professional fees	35	35
Shareholder servicing fees	19	25
Trustee fees	10	10
Other	11	11
Total Expenses	941	3,289
Less expenses reimbursed by investment adviser	(496)	(1,562)
Net Expenses	445	1,727
Net Investment Income	3,317	11,134
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(453)	(5,341)
Net change in unrealized depreciation:
Investments	(4,058)	(5,920)
Net Losses	(4,511)	(11,261)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,194)	$(127)

(1)	Amounts include dividend income from the California Municipal Money Market Fund of the Northern Funds of $2 and $1, respectively.
(2)	Amounts include dividend income from the Tax-Exempt Portfolio of the Northern Institutional Funds of $1, $27, $10 and $4, respectively.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2014

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$5,401	$15,060	$66,457	$23,363	$38,534
1 (1)	1 (2)	27 (2)	10 (2)	4 (2)
5,402	15,061	66,484	23,373	38,538

743	1,770	13,196	6,163	5,211
203	408	3,678	1,849	1,421
28	40	266	138	113
33	47	265	143	115
135	272	2,452	1,232	947
11	23	37	28	27
14	16	52	31	31
35	35	59	47	47
110	42	852	83	162
10	10	32	21	21
11	10	31	28	20
1,333	2,673	20,920	9,763	8,115
(724)	(492)	(10,047)	(4,224)	(3,859)
609	2,181	10,873	5,539	4,256
4,793	12,880	55,611	17,834	34,282

(2,733)	2,669	(16,777)	(1,106)	(27,976)

(2,693)	(22,378)	(38,856)	(12,652)	(20,047)
(5,426)	(19,709)	(55,633)	(13,758)	(48,023)
$(633)	$(6,829)	$(22)	$4,076	$(13,741)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2014	2013	2014	2013
OPERATIONS:
Net investment income	$3,317	$3,731	$11,134	$10,666
Net realized gains (losses)	(453)	874	(5,341)	4,581
Net change in unrealized appreciation (depreciation)	(4,058)	1,802	(5,920)	2,345
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,194)	6,407	(127)	17,592
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(37,095)	2,997	(40,886)	64,007
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(37,095)	2,997	(40,886)	64,007
DISTRIBUTIONS PAID:
From net investment income	(3,317)	(3,741)	(11,134)	(10,885)
From net realized gains	(319)	(1,440)	(524)	(4,283)
Total Distributions Paid	(3,636)	(5,181)	(11,658)	(15,168)
Total Increase (Decrease) in Net Assets	(41,925)	4,223	(52,671)	66,431
NET ASSETS:
Beginning of year	120,839	116,616	411,822	345,391
End of year	$78,914	$120,839	$359,151	$411,822
Accumulated Undistributed Net Investment Loss	$(10)	$(10)	$(4)	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$4,793	$4,755	$12,880	$16,489	$55,611	$49,885	$17,834	$17,051	$34,282	$33,999
(2,733)	4,658	2,669	8,022	(16,777)	40,432	(1,106)	2,968	(27,976)	33,813
(2,693)	2,365	(22,378)	9,030	(38,856)	6,887	(12,652)	(6,335)	(20,047)	(438)
(633)	11,778	(6,829)	33,541	(22)	97,204	4,076	13,684	(13,741)	67,374

(36,796)	12,218	(66,884)	(88,587)	(101,843)	244,868	164,794	72,316	(368,329)	17,489
(36,796)	12,218	(66,884)	(88,587)	(101,843)	244,868	164,794	72,316	(368,329)	17,489

(4,793)	(4,756)	(12,880)	(16,489)	(55,611)	(50,163)	(17,834)	(18,806)	(34,282)	(34,192)
(2,251)	(4,379)	–	–	(10,357)	(49,200)	(285)	(1,859)	(11,466)	(30,438)
(7,044)	(9,135)	(12,880)	(16,489)	(65,968)	(99,363)	(18,119)	(20,665)	(45,748)	(64,630)
(44,473)	14,861	(86,593)	(71,535)	(167,833)	242,709	150,751	65,335	(427,818)	20,233

164,113	149,252	327,321	398,856	2,537,342	2,294,633	1,178,323	1,112,988	1,174,598	1,154,365
$119,640	$164,113	$240,728	$327,321	$2,369,509	$2,537,342	$1,329,074	$1,178,323	$746,780	$1,174,598
$(1)	$(1)	$–	$–	$(201)	$(201)	$(289)	$(289)	$(256)	$(260)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$11.03		$10.91		$10.08		$10.34		$9.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.35		0.36		0.36		0.38
Net realized and unrealized gains (losses)	(0.33)		0.26		0.87		(0.23)		0.42
Total from Investment Operations	0.03		0.61		1.23		0.13		0.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)		(0.35)		(0.36)		(0.36)		(0.38)
From net realized gains	(0.04)		(0.14)		(0.04)		(0.03)		–
Total Distributions Paid	(0.40)		(0.49)		(0.40)		(0.39)		(0.38)
Net Asset Value, End of Year	$10.66		$11.03		$10.91		$10.08		$10.34
Total Return(1)	0.41%		5.63%		12.30%		1.23%		8.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$78,914		$120,839		$116,616		$101,318		$102,059
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.67	%(2)	0.74	%(2)	0.75%
Expenses, before reimbursements and credits	0.96%		0.93%		0.94%		0.94%		0.93%
Net investment income, net of reimbursements and credits	3.38	%(2)	3.16	%(2)	3.34	%(2)	3.49	%(2)	3.66%
Net investment income, before reimbursements and credits	2.87%		2.68%		3.07%		3.29%		3.48%
Portfolio Turnover Rate	30.69%		34.54%		50.48%		48.37%		31.71%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014, and approximately $2,000, $2,000 and $7,000, which represent less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.84		$10.74		$10.04		$10.15		$9.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.32		0.34		0.32		0.32
Net realized and unrealized gains (losses)	(0.25)		0.23		0.70		(0.07)		0.36
Total from Investment Operations	0.05		0.55		1.04		0.25		0.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)		(0.33)		(0.34)		(0.32)		(0.32)
From net realized gains	(0.02)		(0.12)		–		(0.04)		–
Total Distributions Paid	(0.32)		(0.45)		(0.34)		(0.36)		(0.32)
Net Asset Value, End of Year	$10.57		$10.84		$10.74		$10.04		$10.15
Total Return(1)	0.54%		5.17%		10.56%		2.36%		7.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$359,151		$411,822		$345,391		$290,815		$265,784
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.67	%(2)	0.74	%(2)(3)	0.75%
Expenses, before reimbursements and credits	0.86%		0.86%		0.85%		0.86%		0.86%
Net investment income, net of reimbursements and credits	2.90	%(2)	2.92	%(2)	3.20	%(2)	3.11	%(2)	3.17%
Net investment income, before reimbursements and credits	2.49%		2.51%		3.02%		2.99%		3.06%
Portfolio Turnover Rate	98.76%		55.59%		53.21%		54.12%		33.12%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $6,000, $3,000 and $16,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$11.78		$11.57		$10.35		$10.80		$10.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40		0.35		0.37		0.43		0.43
Net realized and unrealized gains (losses)	(0.31)		0.53		1.31		(0.27)		0.61
Total from Investment Operations	0.09		0.88		1.68		0.16		1.04
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)		(0.35)		(0.37)		(0.43)		(0.43)
From net realized gains	(0.21)		(0.32)		(0.09)		(0.18)		– (1)
Total Distributions Paid	(0.61)		(0.67)		(0.46)		(0.61)		(0.43)
Net Asset Value, End of Year	$11.26		$11.78		$11.57		$10.35		$10.80
Total Return(2)	0.97%		7.73%		16.38%		1.44%		10.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$119,640		$164,113		$149,252		$114,389		$156,222
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.66	%(3)	0.74	%(3)(4)	0.75%
Expenses, before reimbursements and credits	0.99%		0.97%		0.99%		0.97%		0.93%
Net investment income, net of reimbursements and credits	3.55	%(3)	2.93	%(3)	3.25	%(3)	3.94	%(3)	4.06%
Net investment income, before reimbursements and credits	3.01%		2.41%		2.92%		3.71%		3.88%
Portfolio Turnover Rate	150.19%		145.22%		201.67%		144.16%		91.62%

(1)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $6,000, $3,000 and $8,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$9.04		$8.66		$7.77		$8.10		$7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40		0.40		0.37		0.35		0.34
Net realized and unrealized gains (losses)	(0.55)		0.38		0.89		(0.33)		0.87
Total from Investment Operations	(0.15)		0.78		1.26		0.02		1.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)		(0.40)		(0.37)		(0.35)		(0.34)
Total Distributions Paid	(0.40)		(0.40)		(0.37)		(0.35)		(0.34)
Net Asset Value, End of Year	$8.49		$9.04		$8.66		$7.77		$8.10
Total Return(1)	(1.51)%		9.10%		16.57%		0.10%		16.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$240,728		$327,321		$398,856		$826,418		$799,779
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.80	%(2)	0.80	%(2)	0.84	%(2)	0.84	%(2)	0.85%
Expenses, before reimbursements and credits	0.98%		0.97%		0.94%		0.94%		0.95%
Net investment income, net of reimbursements and credits	4.73	%(2)	4.42	%(2)	4.50	%(2)	4.25	%(2)	4.24%
Net investment income, before reimbursements and credits	4.55%		4.25%		4.40%		4.15%		4.14%
Portfolio Turnover Rate	10.66%		6.29%		9.19%		25.00%		12.45%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $18,000 and $102,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.70		$10.69		$9.95		$10.30		$10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.23		0.25		0.28		0.31
Net realized and unrealized gains (losses)	(0.21)		0.23		0.76		(0.18)		0.37
Total from Investment Operations	0.02		0.46		1.01		0.10		0.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.23)		(0.25)		(0.28)		(0.31)
From net realized gains	(0.05)		(0.22)		(0.02)		(0.17)		(0.08)
Total Distributions Paid	(0.28)		(0.45)		(0.27)		(0.45)		(0.39)
Net Asset Value, End of Year	$10.44		$10.70		$10.69		$9.95		$10.30
Total Return(1)	0.26%		4.33%		10.26%		0.98%		6.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,369,509		$2,537,342		$2,294,633		$1,691,614		$1,646,105
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.44	%(2)	0.43	%(2)	0.64	%(2)	0.72	%(2)	0.75%
Expenses, before reimbursements and credits	0.85%		0.86%		0.85%		0.86%		0.86%
Net investment income, net of reimbursements and credits	2.27	%(2)	2.10	%(2)	2.40	%(2)	2.70	%(2)	2.98%
Net investment income, before reimbursements and credits	1.86%		1.67%		2.19%		2.56%		2.87%
Portfolio Turnover Rate	107.28%		109.82%		135.53%		105.88%		111.53%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $38,000, $170,000, $242,000 and $522,000, which represent less than 0.005, 0.01, 0.01 and 0.03 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.58		$10.65		$10.48		$10.49		$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.17		0.16		0.14		0.18
Net realized and unrealized gains (losses)	(0.12)		(0.03)		0.17		(0.01)		0.16
Total from Investment Operations	0.03		0.14		0.33		0.13		0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.19)		(0.16)		(0.14)		(0.18)
From net realized gains	–	(1)	(0.02)		–		–	(1)	– (1)
Total Distributions Paid	(0.15)		(0.21)		(0.16)		(0.14)		(0.18)
Net Asset Value, End of Year	$10.46		$10.58		$10.65		$10.48		$10.49
Total Return(2)	0.33%		1.27%		3.18%		1.21%		3.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,329,074		$1,178,323		$1,112,988		$1,413,570		$1,319,330
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.64	%(3)	0.66	%(3)	0.70%
Expenses, before reimbursements and credits	0.79%		0.79%		0.79%		0.79%		0.79%
Net investment income, net of reimbursements and credits	1.45	%(3)	1.58	%(3)	1.50	%(3)	1.28	%(3)	1.63%
Net investment income, before reimbursements and credits	1.11%		1.24%		1.35%		1.15%		1.54%
Portfolio Turnover Rate	20.44%		16.14%		16.47%		17.72%		10.07%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $28,000, $117,000 and $547,000, which represent less than 0.005, less than 0.005, 0.01 and 0.04 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued                         FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.95		$10.92		$9.95		$10.55		$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.32		0.36		0.39		0.40
Net realized and unrealized gains (losses)	(0.37)		0.31		0.97		(0.41)		0.53
Total from Investment Operations	0.01		0.63		1.33		(0.02)		0.93
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)		(0.32)		(0.36)		(0.39)		(0.40)
From net realized gains	(0.14)		(0.28)		–		(0.19)		(0.01)
Total Distributions Paid	(0.52)		(0.60)		(0.36)		(0.58)		(0.41)
Net Asset Value, End of Year	$10.44		$10.95		$10.92		$9.95		$10.55
Total Return(1)	0.30%		5.85%		13.55%		(0.26)%		9.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$746,780		$1,174,598		$1,154,365		$932,820		$1,069,787
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.66	%(2)	0.74	%(2)	0.75%
Expenses, before reimbursements and credits	0.86%		0.85%		0.85%		0.86%		0.85%
Net investment income, net of reimbursements and credits	3.62	%(2)	2.85	%(2)	3.40	%(2)	3.70	%(2)	3.83%
Net investment income, before reimbursements and credits	3.21%		2.45%		3.21%		3.58%		3.73%
Portfolio Turnover Rate	129.73%		167.86%		174.06%		116.83%		122.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $63,000, $67,000 and $115,000, which represent less than 0.005, 0.01, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.4%

Arizona – 91.4%

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	$500	$565

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	2,000	2,181

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/30	1,000	1,116

Arizona State University Research Infrastructure COPS (AMBAC Insured), Unrefunded Balance, 5.00%, 9/1/30	1,400	1,423

Arizona State University System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	1,450	1,519

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	1,000	1,060

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,499

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,140

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured), 5.00%, 7/1/25	2,000	2,220

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, 6.00%, 7/1/31	1,000	1,130

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/22	1,000	1,119

Goodyear Water & Sewer Revenue Bonds, Sub Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,079

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	2,095
5.25%, 8/1/31	1,005	1,050

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,222

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91 .4% – continued

Arizona – 91.4% – continued

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 4.50%, 7/1/21	$1,190	$1,300

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 1.00%, 7/1/28	940	1,001
1.00%, 7/1/29	485	522
1.00%, 7/1/30	375	402

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	80	84

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	263
5.25%, 7/1/20	1,000	1,193

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,104

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,877

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	197

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,135

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	541

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,171

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91 .4% – continued

Arizona – 91.4% – continued

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	$1,000	$1,171
5.00%, 7/1/23	1,000	1,138

Northern University Research Projects COPS (AMBAC Insured), 5.00%, 9/1/26	400	407

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B (AMT), Senior Lien, 5.25%, 7/1/16	1,000	1,101

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured), Prerefunded, 5.00%, 7/1/14	1,010	1,021

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	1,969
5.50%, 7/1/21	1,080	1,256

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	530	578

Pima County COPS, 5.00%, 12/1/27	3,055	3,384

Pima County Sewer Revenue Bonds, Series B, 5.00%, 7/1/25	1,000	1,127

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,158

Pima County Sewer System Revenue Bonds (AGM Insured), 5.00%, 7/1/23	1,350	1,537

Pima County Street & Highway Revenue Bonds, 4.00%, 7/1/22	1,970	2,122

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	1,005	1,144
5.00%, 7/1/26	525	587

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91 .4% – continued

Arizona – 91.4% – continued

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	$1,000	$1,173

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,030

Rio Nuevo Multi-Purpose Facilities District Excise TRB, Sub Lien (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,102

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/37	1,000	1,049
5.00%, 1/1/39	1,225	1,325

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,125

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,228

Tucson COPS (Assured Guaranty Insured), 5.00%, 7/1/26	1,000	1,080
5.00%, 7/1/29	1,000	1,064

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,078

Tucson Water System Revenue Bonds, Series 2005-B (AGM Insured), 5.00%, 7/1/25	1,590	1,775

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	1,000	1,106
5.00%, 7/1/28	1,945	2,105
		72,148
Total Municipal Bonds
(Cost $67,029)		72,148

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (1)(2)	2,190,582	$2,191
Total Investment Companies
(Cost $2,191)		2,191

Total Investments – 94.2%
(Cost $69,220)		74,339

Other Assets less Liabilities – 5.8%		4,575
NET ASSETS – 100.0%		$78,914

(1)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $1,006,000 with net purchases of approximately $1,185,000 during the fiscal year ended March 31, 2014.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.9%
General	29.0
School District	22.0
Utilities	5.1
Water	16.2
All other sectors less than 5%	20.8

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	4.2%
AA	68.8
A	24.1
Cash and Equivalents	2.9

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 ( 000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$72,148	(1)	$–	$72,148
Investment Companies	2,191	–		–	2,191
Total Investments	$2,191	$72,148		$–	$74,339

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9%

California – 96.9%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$913

Anaheim Public Financing Authority Lease Revenue Bonds, Series A, Convention Center Expansion Project, 5.00%, 5/1/27(1)	4,195	4,718
5.25%, 5/1/30(1)	2,170	2,433

Bay Area Government Association Infrastructure Finance Authority Revenue Bonds, State Payment Acceleration Notes (NATL Insured), 5.00%, 8/1/14	2,630	2,672

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	1,500	1,522

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	5,904

California State Department of Water System Resources Center Valley Project Revenue Bonds, Series AM, 5.00%, 12/1/25	1,465	1,746

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/19	5,000	5,933

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	4,000

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (FGIC Insured), Partially Prerefunded, 5.38%, 6/1/26	2,220	2,238

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL Insured), 4.75%, 2/1/19	85	85

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Infrastructure State Revolving Fund, 5.00%, 10/1/31	1,010	1,144
5.00%, 10/1/33	1,250	1,400

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,004

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	$1,000	$1,004

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,125

California State Public Works Board Lease Revenue Bonds, Subseries I-1, Various Capital Projects, 6.38%, 11/1/34	2,500	2,961

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University, 5.25%, 10/1/14	3,545	3,560

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	2,108

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), 5.00%, 1/1/19	1,300	1,399

California State Sutter Health Facilities Financing Authority Revenue Bonds, Series A, 5.00%, 11/15/42	4,000	4,088

California State University Systemwide Revenue Bonds, Series A, 5.00%, 11/1/21	6,000	7,156

California State University Systemwide Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 11/1/28	1,175	1,249

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,500	1,752
5.00%, 11/1/24	2,750	3,207

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	2,980	3,459
5.50%, 4/1/19	1,000	1,193
5.00%, 9/1/19	4,720	5,555
5.00%, 10/1/19	2,990	3,521
5.00%, 9/1/20	1,690	1,996
5.00%, 10/1/20	6,000	7,094
5.50%, 4/1/21	2,000	2,364

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued
4.75%, 6/1/22	$2,500	$2,573
5.00%, 10/1/22	500	592
5.00%, 12/1/23	5,000	5,931
5.25%, 3/1/30	1,500	1,701
5.00%, 8/1/33	1,100	1,140
4.75%, 6/1/35	2,500	2,529
5.00%, 8/1/35	3,225	3,342

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 12/1/24	5,700	6,650
5.00%, 12/1/26	5,000	5,745

California Statewide Communities Development Authority PCR Refunding Bonds, Southern California Edison Co., 1.90%, Mandatory Put 4/1/20	3,415	3,391

California Statewide Communities Development Authority PCR Refunding Bonds, Southern California Edison Co., 1.38%, Mandatory Put 4/2/18	4,015	3,999

Carlsbad Unified School District G.O. Unlimited CABS, 3.79%, 5/1/19(2)	1,250	1,121

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/26	1,000	1,203

Chabot-Las Positas Community College District G.O. Unlimited Refunding Bonds, 2016 Crossover, 4.00%, 8/1/22	2,400	2,642
5.00%, 8/1/25	1,000	1,154

Chula Vista Industrial Development Revenue Refunding Bonds, Series A, San Diego Gas & Electric, 1.65%, 7/1/18	7,825	7,862

Chula Vista Refunding COPS, Police Facility Project, 5.00%, 10/1/24	1,700	1,914

Contra Costa Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	1,250	1,497

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity, 7.50%, 5/1/14	1,000	1,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	$4,250	$4,585

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 4.00%, 6/1/21	5,000	5,655
5.00%, 6/1/22	1,745	2,092

East Side Union High School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	400	455

Eastern Municipal District Water & Sewer COPS, Series H, 5.00%, 7/1/33	2,000	2,196

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 1.88%, 8/1/19(2)	1,085	988
3.03%, 8/1/23(2)	9,940	7,354

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), 6.25%, 8/1/14	3,500	3,571
4.00%, 8/1/18	1,915	2,116

El Dorado Irrigation District Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 3/1/27	1,250	1,413
5.00%, 3/1/28	1,000	1,118

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 3.25%, 1/1/20(2)	2,150	1,956

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	1,500	1,654

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 8/1/20	1,075	1,260

Los Altos School District G.O. Unlimited Refunding Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 8/1/19	1,160	1,274

Los Angeles Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	1,890	2,263

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/21	$500	$585

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,624
5.25%, 5/15/29	5,000	5,658
5.00%, 5/15/40	3,500	3,734

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	2,825	3,139

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	2,490	2,682

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 5.00%, 7/1/14	1,000	1,012

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/14	5,000	5,101

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,741

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), 6.00%, 6/1/21	1,185	1,495

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries C, 5.00%, 6/1/23	1,935	2,312

Marin County COPS, 3.00%, 8/1/21	1,595	1,653
4.00%, 8/1/23	1,140	1,222

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	2,000	2,125

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,383
5.00%, 7/1/21	1,250	1,468

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/20	1,000	1,163

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued
5.00%, 9/1/22	$1,445	$1,683

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured), 5.25%, 11/1/18	1,000	1,076

Mojave Water Agency COPS, Series A, 5.00%, 6/1/23	665	736

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,741

Orange County Transportation Authority Toll Road Revenue Refunding Bonds, Senior Lien, 91 Express Lanes, 5.00%, 8/15/20	1,000	1,166

Palos Verdes Peninsula Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/27	575	676

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 11/1/15	2,500	2,735
5.00%, 11/1/15	2,275	2,489

Pomona Valley Educational School District Joint Powers Authority Lease Revenue Refunding Bonds (BAM Insured), 5.00%, 8/1/20	1,000	1,138
5.00%, 8/1/21	1,010	1,146

Poway Unified School District No. 07-1 Improvement G.O. Unlimited Bonds, Series A, Election of 2008, 3.81%, 8/1/20(2)	3,280	2,798

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	167
5.00%, 7/1/29	1,000	1,115

Redwoods Community College Distric G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/27(1)	1,375	1,534

Riverside County Asset Leasing Corp. Revenue Bonds, Series A, Pub Defender & Probation Building, 5.25%, 11/1/24	800	909

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	703

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

Ross Elementary School District G.O. Unlimited Bonds, Election of 2006 (NATL-RE Insured), 5.25%, 8/1/27	$455	$467

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,624

Sacramento Municipal Utility District Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,148
5.00%, 8/15/25	2,000	2,241

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,303

Salinas Valley Solid Waste Authority Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 8/1/24	1,080	1,190
5.50%, 8/1/25	1,130	1,277

San Diego County Regional Airport Authority Revenue Bonds, Senior Series B (AMT), 5.00%, 7/1/21	600	691
5.00%, 7/1/22	550	632

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	1,150	1,258
4.25%, 3/1/20	1,130	1,240

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 4.00%, 5/15/20	1,495	1,650

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, 5.00%, 5/15/20	5,000	5,891

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex, 4.00%, 2/1/19	3,615	3,996

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,837

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% continued

San Dieguito Union High School District G.O. Unlimited Bonds, Series A-2, Election of 2012, 4.00%, 8/1/38	$1,000	$986

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, 5.00%, 4/1/34	2,000	2,189
5.13%, 4/1/39	1,000	1,096

San Francisco City & County Airports Commission Revenue Refunding Bonds, Second Series C (AGM Insured), 4.00%, 5/1/18	1,875	2,098

San Francisco City & County G.O. Unlimited Refunding Bonds, Series R1, 5.00%, 6/15/20	3,000	3,574

San Francisco City & County International Airports Commission Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,236

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, WSIP, 5.00%, 11/1/20	2,000	2,391

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	3,031

San Francisco Municipal Transportation Agency Revenue Bonds, 5.00%, 3/1/27	1,400	1,603

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.75%, 3/1/28	2,000	2,293

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,167

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	3,945

San Mateo Union High School District G.O. Unlimited Bonds, Series A, Election of 2006,
5.00%, 9/1/27	1,000	1,178
5.00%, 9/1/30	2,150	2,461

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

San Mateo Union High School District G.O. Unlimited Capital Appreciation BANS, Escrowed to Maturity, 1.30%, 2/15/15(2)	$1,000	$998

San Ramon Valley Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/20	1,000	1,132

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,256

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, 4.50%, 7/1/32	2,000	2,099

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, 5.00%, 7/1/29	1,500	1,649
5.00%, 7/1/30	4,040	4,413
5.00%, 7/1/34	1,000	1,075

Santa Clara Valley Water District Refunding & Improvement COPS, Series A, 4.00%, 2/1/21	1,500	1,697

Santa Rosa Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	1,255	1,379

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,000	2,329

Silicon Valley Clean Water Wastewater Revenue Bonds, 5.00%, 2/1/32	2,085	2,340

South Orange County Public Financing Authority Special Tax Refunding Bonds, Series A, Foothill Area (NATL Insured), 5.25%, 8/15/14	1,295	1,317
5.25%, 8/15/18	2,500	2,545

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project 1, 5.00%, 7/1/24	1,240	1,416

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project 1, 5.00%, 7/1/30	2,500	2,806

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.9% – continued

California – 96.9% – continued

Southern California State Public Power Authority Subordinate Revenue Refunding CABS, Southern Transmission Project, 3.77%, 7/1/14(2)	$1,000	$999

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,383

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, 5.50%, 8/1/33	1,000	1,129

Ventura County Community College District G.O. Unlimited CABS, Series C, Election of 2002, 4.25%, 8/1/17(2)	1,615	1,526
4.28%, 8/1/18(2)	1,635	1,507

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/21	375	439
5.00%, 11/1/22	375	438
5.00%, 11/1/23	500	582
5.00%, 11/1/24	1,060	1,216
5.00%, 11/1/25	2,225	2,523

West Valley-Mission Community College District G.O. Unlimited CABS, Series B, 3.43%, 8/1/16(2)	1,115	1,096

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	1,645	1,760
		348,096
Total Municipal Bonds
(Cost $331,725)		348,096

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.6%
Northern Funds - California Municipal Money Market Fund, 0.01%(3) (4)	16,474,290	$16,474
Total Investment Companies
(Cost $16,474)		16,474

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Total Investments – 101.5%
(Cost $348,199)	364,570

Liabilities less Other Assets – (1.5)%	(5,419)
NET ASSETS – 100.0%	$359,151

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.
(4)	The Fund had approximately $16,474,000 of net purchases in the California Municipal Money Market Fund of the Northern Funds during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	9.9%
General Obligation	26.0
Higher Education	7.5
Power	5.7
School District	12.7
Water	9.9
All other sectors less than 5%	28.3

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	1.2%
AA	62.3
A	31.7
A1+	0.3
Cash and Equivalents	4.5

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$348,096	(1)	$–	$348,096
Investment Companies	16,474	–		–	16,474

Total Investments	$16,474	$348,096		$–	$364,570

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.1%

California – 88.1%

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (Assured Guaranty Insured), 5.50%, 8/1/33	$1,000	$1,088

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	3,595	3,851

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	1,500	1,522

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,907

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	251

California State Infrastructure & Economic Development Bank Revenue Bonds, State Revolving Fund, 5.00%, 10/1/32	1,390	1,566
5.00%, 10/1/35	390	434

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,627

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Project (AMBAC Insured), 5.63%, 3/1/16	920	924

California State Sutter Health Facilities Financing Authority Revenue Bonds, Series A, 5.00%, 11/15/42	1,000	1,022

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,912
5.00%, 12/1/26	3,035	3,487
5.25%, 3/1/30	3,500	3,969
4.75%, 6/1/35	500	506
5.00%, 8/1/35	1,000	1,036
5.50%, 3/1/40	2,865	3,208

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/24	500	583
5.00%, 12/1/25	2,440	2,826

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.1% – continued

California – 88.1% – continued

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/29	$570	$673
6.00%, 8/1/36	1,000	1,174

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election of 2004 (AMBAC Insured), 5.00%, 8/1/30	850	930

Contra Costa Water District Revenue Refunding Bonds, Series R, 5.00%, 10/1/43	2,240	2,417

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), 5.50%, 8/1/39	500	571

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	705	761

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), Prerefunded, 6.25%, 8/1/14	1,500	1,530

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	3,500	3,859

Los Angeles Department of International Airports Revenue Bonds, Senior Series D, 5.00%, 5/15/40	1,500	1,600

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	1,000	1,077

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	20	23

Marin County COPS, 4.25%, 8/1/34	1,575	1,596

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	600	637
5.50%, 9/1/41	2,500	2,669

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.1% – continued

California – 88.1% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	$1,500	$1,668
6.00%, 10/1/39	2,000	2,203

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 3.42%, 8/1/33(1)	10,000	4,182

Oxnard Union High School District G.O. Unlimited Bonds, Series C, Election of 2004, 4.13%, 8/1/30	500	508

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (Assured Guaranty Insured), 1.73%, 8/1/38(1)	5,000	4,272

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	1,605	1,834

Ross Elementary School District G.O. Unlimited Bonds, Election of 2006 (NATL-RE Insured), 5.25%, 8/1/27	850	872

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	59

San Diego County Water Authority COPS, Series 2008 A (AGM Insured), 5.00%, 5/1/38	2,000	2,168

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 5.00%, 5/15/28	1,500	1,685

San Dieguito Union High School District G.O. Unlimited Bonds, Series A-2, Election of 2012, 4.00%, 8/1/38	1,000	986

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, 5.00%, 4/1/34	3,650	3,996
5.13%, 4/1/39	1,500	1,645

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	2,075	2,286

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	1,042

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.1% – continued

California – 88.1% – continued

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	$1,195	$1,363

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL Insured), 5.25%, 9/1/16	25	26

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,025	2,358

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	2,520	2,958

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	502

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,500	2,803

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, 5.50%, 8/1/33	4,065	4,588

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	2,000	2,140
		105,380
Total Municipal Bonds
(Cost $95,246)		105,380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.5%
Northern Funds - California Municipal Money Market Fund, 0.01%(2) (3)	10,143,134	$10,143
Total Investment Companies
(Cost $10,143)		10,143

Total Investments – 96.6%
(Cost $105,389)		115,523

Other Assets less Liabilities – 3.4%		4,117
NET ASSETS – 100.0%		$119,640

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	At March 31, 2013, the value of the Fund’s investment in the California Municipal Money Market Fund of the Northern Funds was approximately $939,000 with net purchases of approximately $9,204,000 during the fiscal year ended March 31, 2014.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.

Percentages shown are based on Net Assets. The classification shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	8.8%
General	10.8
General Obligation	35.8
School District	16.5
Water	6.9
All other sectors less than 5%	21.2

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	1.7%
AA	48.8
A	40.7
Cash and Equivalents	8.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$105,380	(1)	$–	$105,380
Investment Companies	10,143	–		–	10,143
Total Investments	$10,143	$105,380		$–	$115,523

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3%

Alabama – 2.3%

Alabama State Port Authority Docks Facilities Revenue Bonds, 6.00%, 10/1/40	$5,000	$5,597

Arizona – 3.1%

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service Co. of New Mexico, Palo Verde Project, 6.25%, 1/1/38	4,000	4,337

Pima County IDA Revenue Bonds, Tucson Electric Power Co., 5.75%, 9/1/29	3,000	3,059
		7,396

California – 9.7%

California State Municipal Finance Authority COPS Revenue Bonds, Community Hospitals of Central California, 5.50%, 2/1/39	4,000	4,109

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	2,000	2,185
6.25%, 6/1/40	1,000	1,088

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,281

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	1,899

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.13%, 6/1/47	2,000	1,475
5.75%, 6/1/47	2,000	1,612

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,674

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A1, 5.00%, 6/1/37	4,000	3,048
		23,371

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

Colorado – 3.9%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	$4,000	$4,318

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported G.O. Limited Bonds, Series A, 5.40%, 12/15/31	2,000	1,966

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,155
		9,439

Connecticut – 1.1%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,301
5.38%, 7/1/31	1,250	1,307
		2,608

Delaware – 0.9%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	2,000	2,148

District of Columbia – 2.5%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	6,003

Florida – 4.7%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, 7.50%, 11/1/20	5,430	5,657

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	3,775	3,939

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Proton Therapy Institute, 6.00%, 9/1/17	1,555	1,672

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10(1)	155	–
		11,268

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

Georgia – 2.4%

Atlanta Water & Wastewater Revenue Bonds, Series A, 6.25%, 11/1/39	$5,000	$5,743

Illinois – 5.1%

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, 7.75%, 8/15/34	3,500	4,226

Illinois State Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza, 5.88%, 2/15/38	2,500	2,411

Illinois State Finance Authority Revenue Bonds, Silver Cross Hospital & Medical Centers, 6.88%, 8/15/38	1,000	1,091
7.00%, 8/15/44	1,000	1,095

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	1,000	1,158
6.00%, 6/1/28	2,000	2,255
		12,236

Indiana – 5.7%

Indiana State Finance Authority Educational Facilities Revenue Bonds,Marian University Project, 6.50%, 9/15/30	3,000	3,179
6.38%, 9/15/41	2,000	2,046

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Project, 6.00%, 8/1/39	2,000	2,175

Indiana State Municipal Power Agency Revenue Bonds, Series B, 6.00%, 1/1/39	2,000	2,235

North Manchester Economic Development Revenue Refunding Bonds, Series A, Peabody Retirement Community Project, 5.13%, 12/1/45	389	333

North Manchester Economic Development Revenue Refunding Bonds, Subseries B, Peabody Retirement Community Project, 1.00%, 12/1/45(2)	335	7

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37(3) (4)	1,000	947
8.00%, 9/1/41	2,500	2,810
		13,732

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

Kentucky – 1.1%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	$2,500	$2,630

Louisiana – 5.9%

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	5,000	5,281

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,231

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	3,000	3,188

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,195

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,362
		14,257

Maine – 1.8%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Maine General Medical Center, 7.50%, 7/1/32	2,000	2,290
6.75%, 7/1/41	2,000	2,132
		4,422

Maryland – 3.5%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	4,335	4,548

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,643
6.13%, 1/1/36	2,000	2,135
		8,326

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

Massachusetts – 2.5%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	$5,000	$5,979

Michigan – 1.0%

Royal Oak Hospital Finance Authority Revenue Bonds, William Beaumont Hospital, 8.25%, 9/1/39	2,000	2,433

Minnesota – 1.4%

Rochester Health Care & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany, 7.38%, 12/1/41	3,000	3,270

Mississippi – 1.1%

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,651

Missouri – 3.1%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,693
6.75%, 9/1/34	1,750	1,871

St. Louis County IDA Senior Living Facilities Revenue Bonds, Series A, St. Andrews Resources for Seniors, 6.38%, 12/1/41	3,005	3,013
		7,577

New Jersey – 4.5%

New Jersey State Economic Development Authority Special Facility Revenue Bonds, Series B (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,018

New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.38%, 1/1/43	2,500	2,567

New Jersey State EDA Revenue Bonds, MSU Student Housing Project - Provident Group, 5.88%, 6/1/42	3,000	3,141

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Healthcare System, 6.63%, 7/1/38	3,000	3,068
		10,794

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

New York – 0.0%

New York State Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19(1) (5)	$2,200	$–

North Carolina – 3.1%

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,303

North Carolina State Medical Care Commission Health Care Facilities First Mortgage Revenue Bonds, Series A, Deerfield Community, 6.13%, 11/1/38	2,000	2,098
		7,401

Ohio – 7.0%

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, 7.00%, 11/1/45	5,000	5,301

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 12/1/21	5,690	6,768

Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	4,000	4,825
		16,894

Pennsylvania – 4.3%

Allegheny County Redevelopment Authority Tax Allocation Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	2,042

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, 7.13%, 7/1/29	3,000	3,547

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, 6.00%, 7/1/43	2,500	2,511

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,147
		10,247

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.3% – continued

Puerto Rico – 0.5%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series C, 5.00%, 8/1/40	$1,500	$1,229

Rhode Island – 1.2%

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series A, 6.25%, 6/1/42	3,000	3,000

Texas – 11.1%

Dallas County Flood Control District Unlimited Tax Refunding Bonds, 7.25%, 4/1/32	1,000	1,002

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy at Willow Bend Project, 5.75%, 11/1/36	3,000	3,016

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	3,000	3,212

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., 6.20%, 2/15/40	3,500	3,791

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,394

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	2,500	2,789

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	1,000	1,112
7.13%, 11/1/40	2,000	2,200

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,184
		26,700

Washington – 1.8%

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, 7.00%, 7/1/39	4,000	4,401
Total Municipal Bonds
(Cost $215,932)		231,752

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01%(6) (7)	5,569,809	$5,570
Total Investment Companies
(Cost $5,570)		5,570

Total Investments – 98.6%
(Cost $221,502)		237,322

Other Assets less Liabilities – 1.4%		3,406
NET ASSETS – 100.0%		$240,728

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Issuer has defaulted on terms of debt obligation and is currently in bankruptcy proceedings.
(3)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of this restricted illiquid security amounted to approximately $947,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/25/08	$861

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(7)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $3,106,000 with net purchases of approximately $2,464,000 during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	6.6%
Development	14.6
Education	5.7
General	9.0
Higher Education	12.5
Medical	17.2
Nursing Homes	7.3
Tobacco	5.3
Transportation	7.4
Water	5.3
All other sectors less than 5%	9.1

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	5.5%
AA	8.3
A	11.4
BBB	44.4
BB	12.8
B	2.1
Not rated	13.2
Cash and Equivalents	2.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$231,752	(1)	$–	$231,752
Investment Companies	5,570	–		–	5,570
Total Investments	$5,570	$231,752		$–	$237,322

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7%

Alabama – 0.7%

Alabama State Public School & College Authority Revenue Bonds, Series C, 5.00%, 9/1/20	$7,570	$8,961

University of Alabama General Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	5,875	7,000
		15,961

Alaska – 0.1%

Anchorage Water Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 5/1/37	1,700	1,811

Arizona – 3.7%

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	10,000	10,907

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/15	5,000	5,302
5.25%, 7/1/20	10,000	11,734

Arizona State Water Infrastructure Finance Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	6,750	8,088

Chandler Excise TRB, 5.00%, 7/1/27	5,000	5,882

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	5,000	5,939

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 5.00%, 7/1/22	4,150	4,815

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), 5.00%, 7/1/20	1,500	1,727

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,412

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subseries A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,199

Salt River Project Agriculture Improvement and Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	11,683

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Arizona – 3.7% – continued

Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	$5,990	$6,861

Tucson G.O. Unlimited Bonds, Series A, 4.00%, 7/1/25	5,000	5,318
		86,867

California – 4.8%

Anaheim Public Financing Authority Lease Revenue Bonds, Series A, Convention Center Expansion Project, 5.25%, 5/1/31(1)	2,500	2,786

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	5,000	5,074

California State G.O. Unlimited Bonds, Series 2007 (AMBAC Insured), Unrefunded Balance, 5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,181
5.25%, 9/1/25	5,000	5,940
6.25%, 11/1/34	5,000	5,977

California State Health Facilities Financing Authority Revenue Bonds, Series A, St. Joseph Health System, 5.00%, 7/1/28	5,000	5,534

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Infrastructure State Revolving Fund, 5.00%, 10/1/32	1,000	1,126

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80
California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 4/1/22	3,700	4,372
5.00%, 12/1/24	6,335	7,391

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, 2.59%, 8/1/35(2)	11,850	7,081

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

California – 4.8% – continued

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	$435	$503

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/22	5,000	5,993

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,048

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,678

Los Angeles Department of International Airports Revenue Bonds, Series A (AMT), 5.00%, 5/15/30	5,000	5,419

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,232

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/14	6,205	6,330

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	66

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,414

Orange County Sanitation District COPS, Series A, 2.00%, 10/16/14	2,250	2,273

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, 5.13%, 4/1/39	7,390	8,102

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,813

Sequoia Union High School District G.O. Unlimited Refunding Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/14	1,100	1,135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

California – 4.8% – continued

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	$5,000	$5,869

University of California General Revenue Bonds, Series J (AGM Insured), 4.50%, 5/15/31	2,700	2,815

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,806

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,864

University of California Limited Project General Revenue Bonds, Series D (NATL Insured), 5.00%, 5/15/37	1,860	2,009
		113,986

Colorado – 1.3%

Denver City & County Airport System Revenue Bonds, Subseries B, 5.25%, 11/15/28	1,500	1,678
5.25%, 11/15/29	1,740	1,931

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/23	6,550	7,689

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,151

Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/21	2,500	2,980

Regional Transportation District Sales Tax Revenue Refunding Bonds, Series A, Fastracks Project, 5.00%, 11/1/28	5,000	5,985

Regional Transportation District Sales Tax Revenue Refunding Bonds, Series A, Fastracks Project, 5.00%, 11/1/29	3,310	3,898
		30,312

Connecticut – 3.9%

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/24	6,500	7,739

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Connecticut – 3.9% – continued
5.00%, 3/1/25	$5,500	$6,482
5.00%, 3/1/26	2,500	2,922
5.00%, 3/1/27	5,000	5,797

Connecticut State G.O. Unlimited Bonds, Series B, 5.00%, 5/15/22	2,000	2,327
5.00%, 4/15/23	5,500	6,428

Connecticut State G.O. Unlimited Bonds, Series C, 5.00%, 7/15/24	5,090	5,989

Connecticut State G.O. Unlimited Refunding Bonds, Series B (NATL-RE Insured), 5.00%, 6/1/15	5,000	5,041

Connecticut State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/21	7,500	8,854

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	5,810

Connecticut State GAAP Conversion G.O. Unlimited Bonds, Series A, 5.00%, 10/15/20	6,000	7,092

Connecticut State Housing Mortgage Finance Authority Program Revenue Bonds, Subseries D-1, 0.75%, 5/15/14	6,350	6,354

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 10/1/32	5,000	5,563
5.00%, 10/1/33	10,000	11,084

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 10/1/30	2,500	2,816

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	2,725	2,805
		93,103

Delaware – 0.3%

Delaware State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,530	6,463

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

District of Columbia – 1.1%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.25%, 10/1/29	$1,000	$1,126
6.00%, 10/1/35	5,000	5,673
5.50%, 10/1/39	10,500	11,660

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,473
5.00%, 10/1/26	1,500	1,658

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,298
		26,888

Florida – 4.1%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	6,910

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,112
5.00%, 9/1/25	1,000	1,102

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,747

Davie Educational Facilities Revenue Bonds, Series B, Nova South Eastern University Project, 5.00%, 4/1/29	1,085	1,122
5.00%, 4/1/30	400	411

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, Capital Outlay, 5.25%, 6/1/28	11,135	12,659

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C, Capital Outlay, 5.00%, 6/1/22	10,000	11,958

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/24	5,000	5,820

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	12,475	13,625

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Florida – 4.1% – continued

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/15	$1,000	$1,059

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,779

Florida State Turnpike Authority Revenue Bonds, Series B, 5.00%, 7/1/22	3,000	3,560

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	400	443

Hillsborough County Aviation Authority Revenue Refunding Bonds, Series A (AMT), Tampa International Airport (NATL-RE Insured), 5.00%, 10/1/23	4,245	4,560

JEA Electric System Revenue Bonds, Subseries D, 4.00%, 10/1/25	1,000	1,033

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL Insured), Prerefunded, 5.25%, 7/1/14	2,525	2,557

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,541
5.25%, 10/1/22	2,500	2,975

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,647
5.25%, 6/1/30	5,000	5,618

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	3,920	3,969
		96,207

Georgia – 2.1%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	10,000	11,183

Burke County Development Authority Revenue Bonds, Georgia Power Co. Plant Vogle Project, 1.80%, Mandatory Put 4/3/18	1,150	1,150

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Georgia – 2.1% – continued

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Witholding), 5.00%, 8/1/25	$5,000	$5,953

Georgia State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/22	5,125	6,185

Georgia State G.O. Unlimited Refunding Bonds, Series E-2, 5.00%, 9/1/21	5,000	5,998

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	5,000	5,956
5.00%, 7/1/21	1,100	1,318

Georgia State G.O. Unlimited Refunding Bonds, Series J-2, 4.50%, 11/1/22	5,870	6,767

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/27	5,000	5,867
		50,377

Hawaii – 0.8%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,105

Hawaii State Department of Transportation Airports Division Lease Revenue COPS (AMT), 5.25%, 8/1/25	2,500	2,737

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,500	6,534

Hawaii State G.O. Unlimited Refunding Bonds, Series EL, 5.00%, 8/1/23	3,530	4,228

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL-RE Insured), 5.00%, 7/1/36	3,000	3,173
		17,777

Illinois – 2.7%

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	440	442

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,649

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Illinois – 2.7% – continued

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/29	$3,500	$3,751
5.50%, 1/1/30	2,025	2,159

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B (AMT), Passenger Facilities Charge, 5.00%, 1/1/26	2,500	2,689

Cook County Sales TRB, 5.00%, 11/15/31	2,485	2,642

Illinois State Build Sales TRB, 5.00%, 6/15/19	5,000	5,818

Illinois State Educational Facilities Authority Adjustable Medium Term Revenue Bonds, Field Museum, 4.60%, Mandatory Put 11/1/15	4,250	4,488

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,624

Illinois State Municipal Electric Agency Power Supply Revenue Bonds (NATL Insured), 5.00%, 2/1/25	2,000	2,105

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE-IBC FGIC Insured), 5.25%, 2/1/27	1,830	1,987

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/15	5,000	5,299

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 6/15/19	2,540	2,673

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Prerefunded, 5.13%, 11/1/15	805	866

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Unrefunded Balance, 5.13%, 11/1/24	195	208

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series A, McCormick Place Expansion (NATL Insured), 5.50%, 6/15/29	2,000	2,274

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Illinois – 2.7% – continued

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series B, McCormick Place Project (AGM Insured), 5.00%, 6/15/50	$2,500	$2,516

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/23	5,965	6,707

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Series B, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,686

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/20	2,700	3,157
5.00%, 12/30/24	6,040	6,869
		64,609

Indiana – 1.3%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,353
5.25%, 10/1/38	5,980	6,460

Indiana State Municipal Power Agency Revenue Bonds, Series A, Power Supply System (AMBAC Insured), 5.00%, 1/1/24	13,060	13,943

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 5.25%, 7/15/26	1,000	1,114

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,500	1,727
5.50%, 1/10/24	1,135	1,292
		30,889

Iowa – 0.1%

Ankeny G.O. Unlimited Bond Anticipation Project Notes, Series C, 1.00%, 6/1/14	2,000	2,001

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Kansas – 0.2%

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/15	$4,145	$4,318

Louisiana – 0.8%

Louisiana State G.O. Unlimited Bonds, Series A, 5.00%, 2/1/27	5,000	5,840

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/21	10,000	11,881

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	1,750	1,975
		19,696

Maryland – 4.0%

Baltimore Water Project Revenue Refunding Bonds, Series D, 5.00%, 7/1/24	5,425	6,434

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series, 5.00%, 3/1/15	1,500	1,567

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 4.00%, 3/15/21	5,000	5,558

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/19	2,500	2,959

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2013-1, 5.00%, 3/1/22	5,000	5,920
5.00%, 3/1/24	10,000	11,650

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, First Series C, 5.00%, 8/1/20	5,000	5,961

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 6/1/21	8,630	10,143

Maryland State G.O. Unlimited Bonds, First Series B, 4.50%, 3/15/24	10,000	11,286

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/21	10,000	11,811

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Maryland – 4.0% – continued

Maryland State G.O. Unlimited Refunding Bonds, First Series B, 4.50%, 8/1/21	$10,000	$11,636

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/21	5,750	6,778

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 9/15/30	985	1,109

Washington Suburban Sanitary District Public Improvement G.O. Unlimited Refunding Bonds, 2.25%, 6/1/26	2,500	2,237
		95,049

Massachusetts – 5.1%

Massachusetts Bay Transportation Assessment Authority Revenue Bonds, Series A, 5.25%, 7/1/34	500	563

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series D, 5.00%, 10/1/23	10,000	11,820

Massachusetts State Development Finance Agency Revenue Bonds, Series B-1, Harvard University, 5.00%, 10/15/28	10,000	11,512

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 4/1/29	5,000	5,651

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,018

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/23	4,185	5,131
5.25%, 9/1/25	500	609

Massachusetts State G.O. Limited Refunding Bonds, Series D, 5.50%, 10/1/15	5,000	5,397

Massachusetts State Health & Educational Facilities Authority Partners Healthcare Revenue Bonds, Series J1, 5.25%, 7/1/29	5,000	5,503

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Massachusetts – 5.1% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series M, TUFTS University, 5.25%, 2/15/26	$1,250	$1,508

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, 5.00%, 8/15/21	10,000	11,865
5.00%, 8/15/22	5,000	5,962

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series B, 5.00%, 8/15/29	5,000	5,648

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	10,000	10,652
5.00%, 8/15/15	1,290	1,374

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), 5.00%, 8/15/37	5,000	5,376

Massachusetts State School Building Authority Sales TRB, Series A-2012-2 (AGM Insured), Prerefunded, 5.00%, 8/15/15	11,045	11,765

Massachusetts State Special Obligation Consolidated Loan Revenue Bonds, Series A (AGM Insured), 5.50%, 6/1/18	500	588
5.50%, 6/1/21	500	608

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGMG.O.of Authority Insured), 5.50%, 8/1/22	3,300	4,057

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.00%, 8/1/26	5,000	5,766

Massachusetts State Water Resources Authority Revenue Bonds, Series A (G.O. of Authority Insured), Escrowed to Maturity, 6.50%, 7/15/19	1,670	1,908

Westfield State Qualified Municipal Purpose Loan G.O. Limited Bonds (State Aid Witholding), 5.00%, 3/1/25(1)	2,870	3,388
		119,669

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Michigan – 1.9%

Caledonia Community Schools G.O. Unlimited Refunding Bonds (NATL-RE Q-SBLF Insured), 5.00%, 5/1/20	$1,140	$1,189

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	11,045

Michigan State Environmental Program G.O. Unlimited Refunding Bonds, 5.00%, 11/1/19	5,000	5,892
3.00%, 11/1/20	10,000	10,560

Michigan State Finance Authority Subordinate Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/21	3,035	3,606
5.00%, 10/1/25	3,970	4,571

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Prerefunded, 4.75%, 10/1/14	4,440	4,541

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	352

Michigan State Trunk Line Revenue Refunding Bonds, 5.00%, 11/15/21	2,500	2,911
		44,667

Minnesota – 1.3%

Metropolitan Council Minneapolis-St. Paul Metropolitan Area G.O. Unlimited Bonds, Series C, Transit Notes, 5.00%, 3/1/15	2,000	2,090

Metropolitan Council Minneapolis-St. Paul Metropolitan Area G.O. Unlimited GANS, Series A, 4.00%, 3/1/15	4,000	4,143
1.00%, 3/1/16	7,000	7,074

Minneapolis-St. Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,821

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/20	5,000	5,953

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	5,545	6,600

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Minnesota – 1.3% – continued

Rochester Waste Water G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/22	$2,000	$2,397
		31,078

Mississippi – 0.7%

Mississippi State G.O. Unlimited Bonds, Series F, 5.25%, 10/1/23	5,090	6,181

Mississippi State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 11/1/21	8,705	10,341

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	20	21
		16,543

Missouri – 0.5%

Columbia School District G.O. Unlimited Bonds, 5.00%, 3/1/29	1,660	1,897

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds, 5.00%, 1/1/22	5,060	5,827

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds Program, 5.00%, 7/1/23	3,620	4,390
		12,114

Nebraska – 0.3%

Lincoln Electric System Revenue Bonds, Prerefunded, 5.00%, 9/1/15	5,500	5,863

Nebraska State Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/23	1,000	1,165
		7,028

Nevada – 1.0%

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,637

Clark County Transportation G.O. Limited Refunding Bonds, Series A, 5.00%, 12/1/29	5,000	5,377

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Nevada – 1.0% – continued

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, 5.00%, 6/1/21	$8,000	$9,061

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,741

Washoe County School District G.O. Limited Bonds, Series C, 4.00%, 4/1/23	1,905	2,043
		22,859

New Hampshire – 0.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Health University System, 5.25%, 6/1/39	5,000	5,612

New Hampshire State Municipal Bond Bank Revenue Refunding Bonds, Series A, 5.00%, 8/15/20	2,800	3,300
5.00%, 8/15/21	2,970	3,509
		12,421

New Jersey – 1.2%

New Jersey Environmental Infrastructure Trust Revenue Refunding Bonds, Series A-R (Municipal Government Gtd.), 4.00%, 9/1/25	1,500	1,664

New Jersey State Transportation Program Trust Fund Authority Revenue Bonds, Series AA, 5.25%, 6/15/30	5,000	5,550

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 5.75%, 6/15/20	5,000	6,010
5.00%, 6/15/42	5,040	5,257

New Jersey State Turnpike Authority Revenue Bonds, Series B, 5.00%, 1/1/30	10,000	11,042
		29,523

New Mexico – 0.1%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,255

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

New York – 18.1%

Long Island Power Authority Revenue Bonds, Series A, 6.25%, 4/1/33	$5,000	$5,780

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,330

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 5.00%, 11/15/27	5,000	5,693

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,573

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/23	5,000	5,573
5.00%, 11/15/24	5,000	5,547

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F, 5.00%, 11/15/30	5,000	5,411

New York City G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/27	1,000	1,124

New York City G.O. Unlimited Bonds, Series E, Prerefunded, 5.00%, 11/1/14	4,680	4,813

New York City G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5,320	5,465

New York City G.O. Unlimited Bonds, Subseries C-1, Fiscal 2008, 5.00%, 10/1/22	10,000	11,293

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,229

New York City Transitional Finance Authority Building Aid Revenue Refunding Bonds, Subseries S-1A, 4.00%, 11/1/14	4,000	4,091

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A, 5.00%, 11/1/21	1,000	1,181

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, 5.00%, 11/1/21	5,000	5,774
5.00%, 2/1/22	2,000	2,353

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

New York – 18.1% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B1, 5.00%, 11/1/23	$10,000	$11,868

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C, 5.00%, 11/1/26	4,225	4,905

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/23	10,380	12,113

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries H, 5.00%, 11/1/27	5,000	5,708

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,147

New York City Transitional Finance Authority Future Tax Secured Subordinated Revenue Bonds, Series C, Prerefunded, 5.50%, 11/1/15	13,230	14,326

New York City Transitional Finance Authority Future TRB, Subseries C-1, 5.00%, 11/1/27	1,000	1,135

New York City Transitional Finance Authority Future TRB, Subseries F-1, 5.00%, 2/1/28	10,000	11,300

New York G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/22	10,000	11,564

New York G.O. Unlimited Bonds, Series D, 5.00%, 8/1/23	5,000	5,793

New York G.O. Unlimited Bonds, Series I, 5.00%, 8/1/24	10,000	11,496

New York State Dormitory Authority General Purpose Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 12/15/20	10,000	11,834

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,656

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

New York – 18.1% – continued

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/27	$10,000	$11,553

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series A, 5.00%, 12/15/26	1,500	1,711

New York State Dormitory Authority Personal Income TRB, Series E, 5.00%, 8/15/20	10,000	11,807

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	11,526
5.00%, 3/15/28	10,000	11,414
5.00%, 3/15/29	10,000	11,317
5.00%, 3/15/43	4,200	4,527

New York State Dormitory Education Authority Personal Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/30	10,040	12,326

New York State Dormitory Education Authority Personal Income TRB, Series B, 5.75%, 3/15/36	16,000	18,432

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Project Revolving Funds, 5.00%, 6/15/36	5,000	5,417

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series C, Municipal Water Finance Revolving Funds, 5.00%, 6/15/25	5,000	5,274

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Subseries A, 4.00%, 6/15/25	5,000	5,378

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.25%, 12/15/26	10,000	11,511

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR G.O. of Corp. Insured), 5.00%, 4/1/21	7,505	8,933

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

New York – 18.1% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC G.O. of Corp. Insured), 5.50%, 4/1/17	$4,425	$4,887

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	5,000	5,717

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,697

New York State Urban Development Corp. Personal Income TRB, Series C, 5.00%, 3/15/23	5,000	5,924

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/22	10,000	11,790

New York State Urban Development Corp. Service Contract Revenue Refunding Bonds, Series D, 5.38%, 1/1/22	1,850	2,096

Port Authority of New York & New Jersey Revenue Bonds, Series 179, 3.00%, 12/1/14	15,000	15,290
5.00%, 12/1/26	11,355	13,183

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (AMBAC Insured), 5.25%, 10/15/27	3,995	4,095

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,100	5,238
5.00%, 10/15/24	2,000	2,051

Triborough Bridge & Tunnel Authority General Revenue BANS, Series A, 5.00%, 5/15/15	15,000	15,790

Utility Debt Securitization Restructuring Authority Revenue Bonds, Series TE, 5.00%, 12/15/29	10,000	11,527
		429,486

North Carolina – 3.3%

Charlotte COPS, Series B, 3.00%, 6/1/22	10,000	10,177

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	4,117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

North Carolina – 3.3% – continued

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/1/20	$5,495	$6,569

Mecklenburg County Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 3/1/22	3,000	3,611

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series A, Prerefunded, 4.50%, 1/1/22	3,465	4,016

North Carolina State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	5,000	5,952
5.00%, 6/1/23	10,000	12,146

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 5/1/21	5,000	5,983

North Carolina State Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	2,000	2,237

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	5,978

Raleigh Combined Enterprise System Revenue Refunding Bonds, Series A, 5.00%, 3/1/26	5,250	6,167
5.00%, 3/1/27	7,000	8,150

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A, 5.00%, 5/1/26	2,500	2,856
		77,959

Ohio – 1.2%

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/23	3,000	3,619

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/22	5,895	7,071

Montgonmery County Revenue Bonds, Catholic Health Initiatives, 5.25%, 5/1/29	630	677

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/22	5,000	5,931

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	5,000	5,935

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Ohio – 1.2% – continued

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/22	$2,500	$2,968

Ohio State Water Development Authority PCR Refunding Bonds, Series B, Loan Fund, Prerefunded, 5.00%, 6/1/15	1,000	1,056

University of Cincinnati General Receipts Revenue Bonds, Series G (NATL-RE Insured), 5.00%, 6/1/28	2,075	2,279
		29,536

Oregon – 2.2%

Multnomah County School District No 1J Portland G.O. Unlimited Bonds, Series A (School Building Guaranty Insured), 5.00%, 6/15/14	10,200	10,302

Oregon State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	4,480	5,138

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/22	6,485	7,774

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	11,404

Oregon State G.O. Unlimited Refunding Bonds, Series G, 5.00%, 11/1/28	2,030	2,368

Portland Community College District G.O. Unlimited Bonds, 5.00%, 6/15/21	2,560	3,040

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 5.00%, 11/1/18	5,000	5,623
3.00%, 11/1/19	5,825	6,145
		51,794

Pennsylvania – 2.1%

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 4/1/25	5,000	5,840
5.00%, 4/1/28	10,000	11,446

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 10/15/22	5,000	5,950

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Pennsylvania – 2.1% – continued
5.00%, 10/15/25	$5,000	$5,864
5.00%, 10/15/26	5,000	5,824

Pennsylvania State G.O. Unlimited Refunding Bonds, First Series, 4.00%, 9/1/17	2,000	2,161
5.00%, 7/1/22	5,000	5,941

Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,623
		48,649

Rhode Island – 0.6%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series A, Consolidated Capital Development Loan, 5.50%, 8/1/25	5,000	5,796

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	2,944

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,172

Rhode Island State Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,368
		13,280

South Carolina – 1.6%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Witholding), 5.00%, 11/1/23	2,500	2,942

Charleston County Sales Tax G.O. Unlimited Bonds, 4.50%, 11/1/26	3,760	4,155

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured), Unrefunded Balance, 5.38%, 1/1/25	4,960	5,890

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	12,000	13,341

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

South Carolina – 1.6% – continued

South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured), 5.00%, 10/1/22	$10,000	$10,635
		36,963

Tennessee – 1.2%

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, 5.00%, 7/1/24	10,275	11,982

Tennessee State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/21	11,825	14,160

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program (G.O. of Agency Insured), 3.75%, 1/1/19	455	476
4.05%, 7/1/20	460	486
4.13%, 7/1/21	1,600	1,666
		28,770

Texas – 5.6%

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	120

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF-Gtd.), 3.00%, Mandatory Put 8/15/19	8,450	8,968

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/22	2,000	2,321

Garland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	10,000	11,602

Houston Higher Education Finance Corp. Revenue Bonds, Series B, Rice University Project, 4.50%, 11/15/37	2,500	2,569

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 2.00%, Mandatory Put 6/1/14	5,000	5,015

Houston Independent Schoolhouse District G.O. Limited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	11,077

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Texas – 5.6% – continued

Houston Independent Schoolhouse District G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 1.00%, Mandatory Put 6/1/14	$10,000	$10,012

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), Prerefunded, 5.00%, 3/1/16	1,590	1,729

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), Unrefunded Balance, 5.00%, 3/1/17	10	11

Houston Utility System Combined Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/24(1)	5,000	5,968
5.00%, 5/15/26(1)	2,500	2,935

Humble Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/29	10,000	10,845

Lower Colorado River Authority Revenue Bonds, Series 2012-1, Unrefunded Balance, 5.50%, 5/15/33	1,910	2,077

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.50%, 5/15/37	10,000	10,532

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19	80	96

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19	5	6

North East Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.25%, 2/1/28	10,000	12,390

North Texas State Municipal Water District System Revenue Refunding & Improvement Bonds, 5.25%, 9/1/22	5,000	6,000

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/22	5,000	5,949

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Texas – 5.6% – continued

Panhandle Regional Housing Finance Agency Revenue Bonds, Series A (Collateralized by GNMA Securities), 6.50%, 7/20/21	$378	$394

Spring Independent Schoolhouse District G.O. Unlimited Bonds (FGIC Insured), 5.00%, 8/15/25	4,680	4,759

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, Methodist Hospitals of Dallas, 5.00%, 10/1/28	5,000	5,517

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/27	5,000	5,907

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/22	5,000	6,090
		132,895

Utah – 0.8%

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,000	5,972

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/20	10,000	11,913
		17,885

Virginia – 0.9%

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Witholding), 5.00%, 10/1/22	5,000	6,050

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,619

Richmond G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/24	5,000	5,955

Virginia State Housing Development Authority Homeownership Mortgage Revenue Bonds, Series A, 3.65%, 3/1/18	2,200	2,382
3.70%, 9/1/18	4,280	4,663

Virginia State Public Facilities Building Authority Revenue Refunding Bonds, Series B-3, 4.00%, 8/1/22	1,520	1,693
		22,362

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.7% – continued

Washington – 1.1%

King County School District No. 405 Bellevue G.O. Unlimited Bonds (AGM Insured), Prerefunded, 4.20%, 12/1/15	$5,000	$5,323

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,137

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/22	5,000	5,958

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,203

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, 5.00%, 7/1/24	8,785	10,302
		26,923

Wisconsin – 0.4%

Wisconsin State Department of Transportation Revenue Refunding Bonds, Series 1, 5.00%, 7/1/26	9,000	10,535

Total Municipal Bonds
(Cost $1,934,234)		1,982,508

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 12.8%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01%(3) (4)	304,887,512	$304,888
Total Investment Companies
(Cost $304,888)		304,888

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.0%

Massachusetts State Health & Educational Facilities Authority Various Revenue Bonds, Series Y, Harvard University Issue, 0.04%, Optional Put 4/9/14	$10,000	$10,000

Oregon State G.O. Limited TANS, Series A, 1.50%, 7/31/14	25,000	25,116

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.0% – continued

Texas State Transportation Revenue Notes, 2.00%, 8/28/14	$35,000	$35,271
Total Short-Term Investments
(Cost $70,373)		70,387

Total Investments – 99.5%
(Cost $2,309,495)		2,357,783

Other Assets less Liabilities – 0.5%		11,726
NET ASSETS – 100.0%		$2,369,509

(1)	When-Issued Security.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $325,779,000 with net sales of approximately $20,891,000 during the fiscal year ended March 31, 2014.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	12.9%
General	19.6
General Obligation	29.4
School District	6.7
Transportation	8.2
Water	7.0
All other sectors less than 5%	16.2

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2014

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	22.4%
AA	50.6
A	10.7
A1 (Short Term)	0.1
Not Rated	3.3
Cash and Equivalents	12.9

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$1,982,508	(1)	$–	$1,982,508
Investment Companies	304,888	–		–	304,888
Short-Term Investments	–	70,387		–	70,387
Total Investments	$304,888	$2,052,895		$–	$2,357,783

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5%

Alabama – 0.5%

Alabama State Capital Improvement G.O. Unlimited Bonds, Series B, 4.00%, 8/1/15	$150	$157

Alabama State Public School & College Authority Capital Improvement Revenue Refunding Bonds, Series B, 5.00%, 5/1/14	5,825	5,849
		6,006

Alaska – 0.3%

Anchorage G.O. Unlimited Bonds, Series C, 2.00%, 4/1/14	150	150

Matanuska-Susitna Borough Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured), 5.00%, 9/1/14	4,285	4,371
		4,521

Arizona – 4.2%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, 4.00%, 7/1/15	565	592

Arizona State Department of Administration Refunding COPS, Series B, 4.00%, 10/1/15	400	420

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, 5.00%, 7/1/15	5,000	5,302

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road Fund, 5.00%, 7/1/14	100	101

Arizona State Transportation Board Grant Anticipation Revenue Notes, Series B (AMBAC Insured), Prerefunded, 5.00%, 7/1/14	135	137

Arizona State Transportation Board Highway Revenue Bonds, 5.00%, 7/1/15	150	159

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/14	200	202

Arizona State Transportation Board Highway Revenue Bonds, Subseries B, Prerefunded, 5.00%, 7/1/14	300	304

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Arizona – 4.2% – continued

Arizona State Water Quality Infrastructure Finance Authority Revenue Bonds, Series A, 4.00%, 10/1/14	$755	$770

Casa Grande Excise TRB (AMBAC Insured), Prerefunded, 5.00%, 4/1/14	300	300

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 4.00%, 7/1/14	1,910	1,928

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15	1,000	1,048
4.00%, 7/1/16	1,000	1,080

Maricopa County Community College District G.O. Unlimited Refunding Bonds, 2.00%, 7/1/15	5,000	5,115

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project, 5.00%, 7/1/16	4,250	4,663

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series D, School Improvement Project of 2005, 4.00%, 7/1/14	3,505	3,538

Maricopa County Unified School District No. 69 Paradise Valley G.O. Limited Refunding Bonds, Series A, Certificates of Ownership (NATL Insured), 5.25%, 7/1/14	465	471

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A, School Improvement Project of 2008 (AGM Insured), 2.50%, 7/1/14	225	226
4.25%, 7/1/14	5,000	5,051

Mesa Utility System Revenue Bonds (NATL-RE Insured), Prerefunded, 5.00%, 7/1/14	250	253

Peoria G.O. Unlimited Bonds, Series A, Projects of 2000 & 2005, 3.00%, 7/1/15	200	207

Phoenix Civic Improvement Corp. Excise Tax Revenue Refunding Bonds, Senior Lien, 5.00%, 7/1/14	350	354

Phoenix Civic Improvement Corp. Transportation Excise TRB, 4.00%, 7/1/16	3,500	3,773

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Arizona – 4.2% – continued

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/19	$8,500	$9,001

Phoenix G.O. Unlimited Bonds, Prerefunded, 4.50%, 7/1/14	370	374

Phoenix G.O. Unlimited Bonds, Series B, 5.00%, 7/1/16	5,000	5,287

Pima County Street & Highway Revenue Bonds (NATL-RE Insured), Prerefunded, 4.00%, 7/1/15	300	314

Pima County Street & Highway Revenue Refunding Bonds, 4.00%, 7/1/14	520	525

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 2.00%, 7/1/16	425	438

Pinal County Obligations Revenue Refunding Bonds, 3.00%, 8/1/15	1,820	1,880

Regional Public Transportation Authority Excise TRB, Series A, Maricopa County Public Transportation, 5.00%, 7/1/15	400	424

Scottsdale G.O. Unlimited Bonds, Series 2008A, Project of 2000, 3.50%, 7/1/15	100	104

Tempe Union High School District No. 213 G.O. Unlimited Bonds, School Improvement Project of 2008, 3.25%, 7/1/15	300	311

Tucson Water System Revenue Bonds, 5.00%, 7/1/16	1,275	1,406
		56,058

California – 5.7%

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/15	10,000	10,521

California State G.O. Unlimited Refunding Bonds, 5.00%, 5/1/14	290	291
5.00%, 6/1/14	150	151
5.00%, 8/1/14	200	203

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

California – 5.7% – continued
4.00%, 9/1/14	$100	$102
5.00%, 11/1/14	545	561

California State G.O. Unlimited Bonds, 4.00%, 8/1/14	105	106

California State G.O. Unlimited Bonds, Prerefunded, 5.30%, 4/1/14	50	50

California State Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.00%, 10/1/14	500	512

California State University Systemwide Revenue Bonds, Series A, 4.00%, 11/1/14	120	123
5.00%, 11/1/14	350	360

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 12/1/14	250	258
5.00%, 10/1/18	10,000	11,624

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 9/1/14	10,500	10,670
5.00%, 11/1/20	8,000	9,466
5.00%, 12/1/21	5,000	5,931

East Side Union High School District Santa Clara County G.O. Unlimited Refunding Bonds, 2012 Crossover (AGM Insured), 5.00%, 9/1/14	250	255

Fairfield-Suisun Unified School District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/17	2,065	2,275

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	5,930

Los Angeles G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 9/1/14	100	102

Los Angeles G.O. Unlimited Refunding Bonds, Series A (NATL Insured), 5.25%, 9/1/14	225	230

Los Angeles Unified School District G.O. Unlimited Bonds, Series C, Election of 2002 (AGM Insured), 4.00%, 7/1/15	200	210

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,302

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

California – 5.7% – continued

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 3.25%, 5/15/14	$150	$151

San Francisco Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C3, 1.45%, Mandatory Put 8/1/17	6,725	6,800

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/18	1,385	1,613

San Juan Unified School District G.O. Unlimited Bonds, 5.00%, 8/1/20	1,125	1,327

University of California Revenue Bonds, Series E, Limited Project, 3.00%, 5/15/14	100	100

University of California Revenue Bonds, Series O, 5.00%, 5/15/15	195	206
		75,430

Colorado – 0.8%

Colorado State Board for Community Colleges & Occupational Education Systemwide Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 2.00%, 11/1/14	200	202

Colorado State Refunding COPS, Series A, UCDHSC Fitzsimons Academic Projects, 5.00%, 11/1/17	1,875	2,141

Denver City & County Excise Tax Revenue Refunding Bonds (AGM Insured), 5.25%, 11/1/14	100	100

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/21	5,000	5,870

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds (State Aid Withholding), 4.00%, 12/1/14	350	359

Douglas County School District No. RE-1 Douglas & Elbert Counties Improvement G.O. Unlimited Bonds, Series B (AGM Insured State Aid Withholding), Prerefunded, 5.00%, 12/15/14	100	103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Colorado – 0.8% – continued

Platte River Power Authority Revenue Bonds, Series GG (AGM Insured), 5.00%, 6/1/15	$250	$264

Regional Transportation District Transit Vehicles COPS, Series A, (AMBAC Insured), 5.00%, 12/1/16	1,590	1,770
		10,809

Connecticut – 1.5%

Connecticut State G.O. Unlimited Bonds, Series C, 5.00%, 11/1/14	500	514
4.10%, 11/1/15	100	106

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/1/14	150	151
5.00%, 5/1/17	5,520	6,216

Connecticut State GAAP Conversion G.O. Unlimited Bonds, Series A, 5.00%, 10/15/20	8,000	9,456

Connecticut State Housing Finance Authority Mortgage Finance Program Revenue Bonds, Series A, 0.55%, 5/15/14	750	751

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series 1, Second Lien, 5.00%, 2/1/17	2,500	2,797

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 5.00%, 12/1/14	100	103

Norwalk G.O. Unlimited Refunding Bonds, Series B, 2.50%, 7/1/15	50	52

University of Connecticut Revenue Bonds, Series A (G.O. of University Insured), 3.60%, 4/1/14	250	250
		20,396

Delaware – 1.4%

Delaware State G.O. Unlimited Bonds, Series 2009C, 5.00%, 10/1/15	15,000	16,083

Delaware State Transportation Authority System Senior Revenue Bonds (NATL-RE Insured), 5.00%, 7/1/14	175	177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Delaware – 1.4% – continued

University of Delaware Revenue Refunding Bonds, Series B, 4.00%, 11/1/14	$1,250	$1,278
5.00%, 11/1/15	1,000	1,076
		18,614

District of Columbia – 0.0%

District of Columbia G.O. Unlimited Bonds, Series E (BHAC Insured), Escrowed to Maturity, 5.00%, 6/1/14	300	302

Florida – 6.0%

Citizens Property Insurance Corp. High Risk Account Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/14	1,100	1,109
5.50%, 6/1/14	75	76

Citizens Property Insurance Corp. High Risk Revenue Bonds, Series A1, Senior Secured, 5.00%, 6/1/15	11,265	11,882

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	4,600	5,165

Florida State Board of Education Lottery Revenue Bonds, Series A (AMBAC Insured), 5.25%, 7/1/14	150	152

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,430	5,737

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/17	10,100	11,432

Florida State Department of Transportation Right of Way G.O. Unlimited Refunding Bonds, Series B, 6.38%, 7/1/14	1,500	1,523

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/14	130	132
5.00%, 7/1/15	10,000	10,586

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,422

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Florida – 6.0% – continued

Florida State Turnpike Authority Department of Transportation Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	$250	$253

Florida State Water Pollution Control Financing Corp. Revenue Bonds, Series A, 5.00%, 7/15/14	300	304

Gainesville Utilities System Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 10/1/15	200	214

Jacksonville Special Revenue Bonds, Series B-1A, 5.00%, 10/1/14	390	399

Jacksonville Special Revenue Refunding Bonds, Series D, 5.00%, 10/1/15	155	166

JEA Electric System Revenue Bonds, Series Three A, 5.00%, 10/1/17	940	1,073

JEA Electric System Revenue Bonds, Series Three D-1, 4.00%, 10/1/15	250	264

JEA Water & Sewer System Revenue Bonds, Series C, 3.50%, 10/1/15	150	157

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Program, 5.00%, 7/1/15	5,000	5,294

Miami-Dade County Transit Sales Surtax Revenue Bonds, Series A, 4.00%, 7/1/14	450	454

Palm Beach County Public Improvement Revenue Bonds, 4.00%, 5/1/15	200	208

Palm Beach County School Board Refunding COPS, Series E (AMBAC Insured), 5.38%, 8/1/15	5,000	5,328

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.00%, 6/1/20	1,250	1,467

Reedy Creek Improvement District Utilities Revenue Refunding Bonds, Series 2 (AMBAC Insured), 5.00%, 10/1/15	5,730	6,088

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,648

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Florida – 6.0% – continued

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B, 5.00%, 10/1/14	$2,535	$2,592

Tallahassee Blueprint 2000 Intergovernmental Agency Sales TRB (NATL-RE Insured), 5.00%, 10/1/14	500	511

Volusia County Gas TRB (AGM Insured), Prerefunded, 5.00%, 10/1/14	850	870
		79,506

Georgia – 3.4%

Atlanta Airport General Revenue Refunding Bonds, Series B, Non-Amt Non-Ace, 5.00%, 1/1/20(1)	1,000	1,163

Cherokee County School System G.O. Unlimited Bonds, Series A (State Aid Witholding), 5.00%, 8/1/20	2,160	2,555

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Witholding), 5.00%, 8/1/20	1,000	1,183
5.00%, 8/1/21	3,285	3,899

Clayton County Water Authority & Sewage Revenue Refunding Bonds, 4.00%, 5/1/16	500	536

De Kalb County Water & Sewer Revenue Refunding Bonds, 2nd Resolution, 5.00%, 10/1/20	1,250	1,457

Forsyth County School District G.O. Unlimited Refunding Bonds, 5.00%, 2/1/19	4,215	4,944

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/15	2,250	2,406
5.00%, 11/1/16	2,280	2,517
5.00%, 11/1/18	2,505	2,869

Georgia State G.O. Unlimited Bonds, Series F, 5.00%, 11/1/14	5,000	5,143

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,756

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Georgia – 3.4% – continued

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	$5,270	$6,202

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (AMBAC Insured), 5.00%, 7/1/14	700	708

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL Insured), 5.00%, 7/1/15	4,000	4,238
		45,576

Hawaii – 1.1%

Hawaii State G.O. Unlimited Bonds, Series DQ, 4.00%, 6/1/14	100	101

Hawaii State G.O. Unlimited Bonds, Series EH, 5.00%, 8/1/19	3,810	4,484

Hawaii State G.O. Unlimited Bonds, Series DJ (AMBAC Insured), 5.00%, 4/1/14	100	100

Hawaii State G.O. Unlimited Refunding Bonds, Series CY (AGM Insured), 5.75%, 2/1/15	125	131

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,000	5,940

Honolulu City & County Board of Water Supply Revenue Bonds, Series A (NATL Insured), 4.00%, 7/1/14	245	247

Honolulu City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/14	305	309

Honolulu City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	300	318

Honolulu City & County G.O. Unlimited Bonds, Series B (AGM Insured), 5.25%, 7/1/15	240	255

Honolulu City & County G.O. Unlimited Bonds, Series C (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	175	185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Hawaii – 1.1% – continued

Honolulu City & County G.O. Unlimited Bonds, Series F, 5.00%, 9/1/15	$2,000	$2,136

Honolulu City & County Wastewater System Revenue Bonds, Senior Series B, First Bond Resolution, 3.00%, 7/1/14	255	257
		14,463

Illinois – 3.8%

Central Lake County Joint Action Water Agency Revenue Refunding Bonds, 4.00%, 5/1/20	5,350	5,892

Chicago Metropolitan Water Reclamation District of Greater Chicago G.O. Unlimited Refunding Bonds, Series A, 4.00%, 12/1/15	500	531

Cook County Forest Preservation District G.O. Unlimited Bonds (AGM-CR AMBAC Insured), Prerefunded, 5.00%, 11/15/14	250	257

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20	500	597

Du Page County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,105

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,221

Illinois State Development Finance Authority Variable Revenue Bonds, St. Vincents De Paul, 1.88%, Mandatory Put 3/1/19	2,000	1,992

Illinois State Finance Authority Revenue Bonds, Clean Water Initiative, 5.00%, 7/1/19	5,440	6,353

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.00%, 3/1/15	4,000	4,166

Illinois State Finance Authority Revenue Bonds, Series A-1, Advocate Health Care, 5.00%, Mandatory Put 1/15/20	1,295	1,484

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	3,500	4,109

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Illinois – 3.8% – continued

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/15	$400	$424

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series B, 5.00%, 12/1/17	3,000	3,436
5.00%, 12/1/18	1,000	1,165

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 12/15/19	3,500	3,684

Kane County II Community Unit School District No. 101 Batavia G.O. Unlimited Refunding Bonds, 5.00%, 1/1/20	1,500	1,742

Lake & McHenry Counties Community Unit School District No. 118 G.O. Unlimited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 1/1/15	560	580

Sangamon County II School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 4.00%, 2/1/19	1,330	1,456
5.00%, 2/1/21	6,260	7,067

Schaumburg G.O. Unlimited Bonds, Series B (NATL Insured), Prerefunded, 5.00%, 12/1/14	750	774
5.25%, 12/1/14	225	233

Tinley Park G.O. Unlimited Bonds, 3.00%, 12/1/14	405	412
4.00%, 12/1/15	425	449
4.00%, 12/1/17	470	516

Winnebago County Public Safety Sales Tax G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/30/15	300	318
		49,963

Indiana – 0.7%

Hamilton Southeastern Consolidated School Building Corp. First Mortgage Revenue Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 7/15/14	100	101

Indiana Finance CWA Authority Wastewater Utility Revenue Bonds, Series A, First Lien, 4.00%, 10/1/14	1,380	1,406

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Indiana – 0.7% – continued

Indiana State Finance Authority Facilities Revenue Refunding Bonds, Escrowed to Maturity, 5.00%, 7/1/14	$3,485	$3,527

Indiana State Finance Authority Highway Revenue Refunding Bonds, Series A, 4.00%, 12/1/14	100	103

Indiana State Transportation Finance Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.13%, 6/1/14	3,350	3,378
5.25%, 6/1/14	150	151

Indiana University Student Fee Revenue Bonds, Series U, 5.00%, 8/1/14	470	478

Purdue University Revenue Bonds, Series A, 5.00%, 7/1/14	250	253

Purdue University Student Fee Revenue Bonds, Series Z-1, 5.00%, 7/1/14	150	152

South Bend Community School Corp. Revenue Refunding Bonds, First Mortgage, 2002 School Building (NATL Insured State Aid Witholding), 4.50%, 7/15/15	125	132
		9,681

Iowa – 0.0%

Des Moines Metropolitan Wastewater Reclamation Authority Sewer Revenue Bonds, Series B (NATL-RE Insured), Prerefunded, 5.00%, 6/1/14	300	302

Kansas – 0.4%

Butler County Improvement Unified School District No. 490 G.O. Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 9/1/15	395	422

Johnson County International Improvement G.O. Unlimited Refunding Bonds, Series C, 3.00%, 9/1/14	140	142

Kansas State Department of Transportation Highway Revenue Refunding Bonds, Series A, 5.00%, 9/1/15	1,000	1,068

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Kansas – 0.4% – continued

Kansas State Development Finance Authority Revenue Bonds, Series K, Department of Commerce Impact Program, 5.00%, 12/1/14	$250	$257

Olathe G.O. Unlimited Bonds, Series 210, 4.00%, 10/1/14	185	189

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,599
		4,677

Kentucky – 0.9%

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95, 5.00%, 8/1/15	5,805	6,170

Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series A, Revitalization Projects, 5.00%, 7/1/18	4,500	5,206

Kentucky State Turnpike Authority Economic Development Road Revenue Refunding Bonds, Series B, Revitalization Projects (AGM Insured), 5.25%, 7/1/14	190	193
		11,569

Louisiana – 0.0%

Lafayette Utilities Revenue Bonds (NATL-RE Insured), 5.25%, 11/1/14	250	257

Maryland – 5.1%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 3/1/15	250	261

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/14	200	200
5.00%, 3/1/15	380	397
5.00%, 4/1/18	2,915	3,361

Anne Arundel County Consolidated Improvements G.O. Limited Bonds, 5.00%, 4/1/15	150	157

Baltimore Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 10/15/14	250	255

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Maryland – 5.1% – continued

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	$5,000	$5,912

Baltimore County Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/19	5,000	5,859

Baltimore Wastewater Projects Revenue Bonds, Series C, 5.00%, 7/1/21	1,330	1,574

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,181

Charles County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 7/15/17	1,470	1,670

Charles County G.O. Unlimited Refunding Bonds, Prerefunded, 4.25%, 3/1/15	165	171

Frederick County G.O. Unlimited Refunding Bonds, Series C, 4.00%, 12/1/15	6,375	6,771

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, 4.00%, 8/1/20	5,220	5,872

Howard County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 4/15/14	100	100

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	3,735	4,376

Howard County Consolidated Public Improvement Project G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/15/14	450	458

Howard County G.O. Unlimited Refunding Bonds, Series A, Consolidated Public Improvement Project, 5.00%, 8/15/15	150	160

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series, Prerefunded, 5.00%, 3/15/17	150	169

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/16	15,000	16,587

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Maryland – 5.1% – continued

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, First Series, 5.00%, 8/1/20	$5,000	$5,961

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	5,000	5,805

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 3/1/15	100	105

Maryland State Department of Transportation Consolidated Revenue Bonds, Prerefunded, 5.00%, 5/1/14	150	151

Maryland State Department of Transportation Consolidated Revenue Bonds, Second Issue, 4.00%, 9/1/15	200	211

Prince Georges County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/14	100	101
		67,825

Massachusetts – 1.4%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 4/1/15	180	189

Boston G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	100	102

Massachusetts Bay Transportation Assessment Authority Revenue Bonds, Series A, Prerefunded, 4.25%, 7/1/14	50	50

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.00%, 7/1/14	130	132

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series C, 5.25%, 7/1/14	275	278

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series A, 5.00%, 8/1/16	310	343
5.00%, 4/1/19	3,500	4,098

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C (NATL G.O. of Commonwealth Insured), 5.50%, 11/1/14	525	541

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Massachusetts – 1.4% – continued

Massachusetts State Consolidated Loan G.O. Unlimited Bonds, Series A, 5.00%, 8/1/14	$250	$254

Massachusetts State Department of Transportation Metropolitan Highway System Revenue Bonds, Senior Series B, 5.00%, 1/1/15	3,500	3,625

Massachusetts State G.O. Limited Bonds, Series B, Consolidated Loan, 4.00%, 6/1/15	300	313

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/18	4,200	4,877
5.00%, 8/1/19	1,000	1,178

Massachusetts State School Building Authority Sales TRB, Senior Series B, 5.00%, 10/15/15	1,000	1,074

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	395	421

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Pool Program, 5.00%, 8/1/16	540	597

Peabody Massachusetts G.O. Limited Refunding Bonds, Series B (NATL-RE Insured), 5.00%, 7/15/14	400	406
		18,478

Michigan – 1.7%

Dearborn School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/14	925	928

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	928

Grand Rapids Public School Building & Site G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 5/1/14	4,875	4,895

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,572

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/17	1,100	1,237

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Michigan – 1.7% – continued

Michigan State Finance Authority Clean Water Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	$2,805	$3,328

Michigan State Finance Authority Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/19	2,755	3,262

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Refunding Bonds, Series B, 5.00%, 7/1/22	1,850	2,027

Michigan State Hospital Finance Authority Revenue Bonds, Chelsea Community Hospital Obligated, Prerefunded, 5.00%, 5/15/15	300	316

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	1,635	1,924

Michigan State Trunk Line Fund Revenue Bonds (FGIC Insured), Prerefunded, 5.00%, 9/1/14	100	102

Western Michigan University General Revenue Refunding Bonds, 5.00%, 11/15/19	850	972

Zeeland Public Schools Building & Site G.O. Unlimited Bonds (NATL-RE Insured), Prerefunded, 5.25%, 5/1/14	165	166
		22,657

Minnesota – 2.8%

Buffalo Independent School District No. 877 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program Insured), 3.00%, 2/1/17	825	876

Edina Independent School Building District No. 273 G.O. Unlimited Refunding Bonds, Series B (School District Credit Program Insured), 5.00%, 2/1/18	4,310	4,934

Metropolitan Council Minneapolis-St. Paul Metropolitan Area G.O. Unlimited Refunding Bonds, Series C, Transit Capital, 4.00%, 3/1/15	240	249

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	2,030	2,429

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Minnesota – 2.8% – continued

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series D, 5.00%, 8/1/15	$500	$532

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/15	10,000	10,512
5.00%, 10/1/19	10,075	11,930

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,810	2,119

St. Paul Metropolitan Area Council Minneapolis Wastewater G.O. Unlimited Refunding Bonds, Series E, 5.00%, 9/1/21	3,350	4,019
		37,600

Missouri – 0.1%

Belton School District No. 124 G.O. Unlimited Bonds, Series B (State Aid Direct Deposit Program), 4.50%, 3/1/15	100	104

Kansas City Water Revenue Refunding & Improvement Bonds, Series A, 5.00%, 12/1/14	100	103

St. Louis Board of Education G.O. Unlimited Refunding Bonds (NATL-RE Insured State Aid Direct Deposit Program), 5.25%, 4/1/15	455	478
		685

Nebraska – 0.0%

Lancaster County Public School District No. 1 G.O. Limited Bonds, 4.00%, 1/15/15	150	155

Lincoln Electric System Revenue Refunding Bonds, 4.00%, 9/1/15	100	105

Lincoln Highway Allocation Fund G.O. Unlimited Bonds, Prerefunded, 5.00%, 5/15/14	125	126
		386

Nevada – 1.7%

Clark County School District Building G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,114

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), 5.00%, 6/15/18	2,000	2,146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Nevada – 1.7% – continued

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 12/15/15	$3,825	$4,130
5.00%, 12/15/15	1,000	1,080
5.00%, 12/15/15	300	324

Clark County School District G.O. Limited Refunding Bonds (AGM Insured), 5.50%, 6/15/14	400	404

Clark County School District G.O. Limited Tax Bonds, Series B, 5.00%, 6/15/15	110	116

Clark County School District G.O. Limited Tax Refunding Bonds, Series A, 5.00%, 6/15/14	100	101

Clark County Transportation G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/15	3,000	3,094

Las Vegas Valley Water District G.O. Limited Tax Refunding Bonds, Series D, 5.00%, 6/1/15	750	791

Nevada State Unemployment Compensation Fund Special Revenue Bonds, 5.00%, 6/1/17	5,000	5,654

Washoe County School District G.O. Limited Bonds, Series C, 3.00%, 4/1/14	400	400

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	2,023
		22,377

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series A, University System, 5.00%, 7/1/14	3,000	3,036

New Jersey – 4.2%

Elizabeth G.O. Unlimited Bonds, 2.00%, 4/1/17	1,620	1,669

Mercer County G.O. Unlimited Refunding Bonds, 4.50%, 5/1/14	200	201

Monmouth County G.O. Unlimited Bonds, 4.00%, 1/15/19	3,515	3,956

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New Jersey – 4.2% – continued

New Jersey Environmental Infrastructure Trust Revenue Bonds, 5.00%, 9/1/20	$2,280	$2,717

New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 9/1/15	120	128

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series GG, School Facilities (State Appropriation Insured), 5.00%, 9/1/15	5,000	5,336

New Jersey State EDA School Facilities Construction Revenue Bonds, Series J-3 (AGM Insured), Prerefunded, 5.00%, Mandatory Put 9/1/14	2,625	2,678

New Jersey State EDA School Facilities Construction Revenue Bonds, Series I, Prerefunded, 5.25%, 9/1/14	100	102

New Jersey State EDA School Facilities Construction Revenue Bonds, Series J–4 (AGM Insured), 4.00%, 9/1/14	125	127

New Jersey State EDA School Facilities Construction Revenue Bonds, Series O, Prerefunded, 5.13%, 3/1/15	375	392

New Jersey State EDA School Facilities Construction Revenue Refunding Bonds, Series EE, 5.00%, 9/1/18	10,600	12,192

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/15	3,200	3,405

New Jersey State Transit Corp. COPS, Series A (AMBAC Insured), 5.25%, 9/15/14	2,000	2,046

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.25%, 6/15/14	100	101

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series B, Transportation System (NATL–RE Insured), 5.25%, 12/15/14	315	326

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New Jersey – 4.2% – continued

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C (AGM Insured), Escrowed to Maturity, 5.75%, 12/15/14	$225	$234

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C (NATL-RE FGIC Insured), Prerefunded, 5.25%, 6/15/15	4,710	4,997

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series D (AMBAC Insured), Prerefunded, 5.00%, 6/15/15	4,000	4,231

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/19	2,250	2,599

New Jersey State Various Purpose G.O. Unlimited Bonds (AMBAC Insured), Prerefunded, 4.50%, 4/1/14	300	300

Ocean County General Improvement G.O. Unlimited Bonds, 2.00%, 8/1/14	230	231

Union County G.O. Unlimited Bonds, 3.00%, 3/1/19	4,315	4,630

Union County G.O. Unlimited Bonds, Series B, 3.00%, 3/1/20	2,987	3,180

Union County Vocational Technology School G.O. Unlimited Bonds (School Board Resource Fund Insured), 3.00%, 3/1/18	460	494
		56,272

New Mexico – 2.0%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	1,980

Albuquerque G.O. Unlimited Bonds, Series A, 3.00%, 7/1/15	1,590	1,646

Albuquerque General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,566

Los Alamos County, Inc. Gross Receipts Tax Improvement Revenue Bonds, 5.75%, 6/1/14	200	202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New Mexico – 2.0% – continued

New Mexico State Finance Authority Revenue Bonds, Series A, Senior Lien, Public Project Revolving Fund, 4.25%, 6/1/15	$100	$105

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	11,341

New Mexico State University Improvement Refunding Revenue Bonds, Series B, 5.00%, 4/1/18	2,615	3,008

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, 5.00%, 4/1/19	2,710	3,164
		27,012

New York – 6.9%

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	4,015	4,303

Metropolitan Transportation Authority Revenue Bonds, Series A, 5.00%, 11/15/18	1,000	1,163

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,557

Metropolitan Transportation Authority Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 11/15/14	450	465

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F, 2.00%, 11/15/14	150	152

Monroe County Industrial Development Agency School Facilities Revenue Bonds, Rochester Schools Modernization (State Aid Withholding), 5.00%, 5/1/17	705	791
5.00%, 5/1/18	1,000	1,146

New York City G.O. Unlimited Bonds, Series A (NATL-RE-IBC Insured), Prerefunded, Escrowed to Maturity, 5.00%, 8/1/14	10	10

New York City G.O. Unlimited Bonds, Series A (NATL-RE-IBC Insured), Unrefunded Balance, 5.00%, 8/1/14	190	193

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

New York City G.O. Unlimited Bonds, Series A-1, 4.00%, 8/15/14	$100	$101

New York City G.O. Unlimited Bonds, Series B, Prerefunded, Escrowed to Maturity, 3.00%, 8/1/14	185	187

New York City G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 8/1/14	65	66

New York City G.O. Unlimited Bonds, Series C, 4.00%, 8/1/14	100	101
5.00%, 8/1/14	250	254

New York City G.O. Unlimited Bonds, Series E, 4.00%, 8/1/14	545	552
5.00%, 8/1/14	250	254
5.00%, 8/1/14	170	173

New York City G.O. Unlimited Bonds, Series G, 5.00%, 8/1/14	460	467
5.00%, 8/1/14	300	305
5.00%, 8/1/14	150	152
5.00%, 8/1/15	350	372
5.00%, 8/1/19	5,000	5,853

New York City G.O. Unlimited Bonds, Series I (NATL-RE-IBC Insured), 5.00%, 8/1/14	100	102

New York City G.O. Unlimited Bonds, Series K, 4.00%, 8/1/14	100	101

New York City G.O. Unlimited Bonds, Subseries F-1, Prerefunded, Escrowed to Maturity, 5.25%, 9/1/14	10	10

New York City G.O. Unlimited Bonds, Subseries F-1, Unrefunded Balance, 5.25%, 9/1/14	140	143

New York City G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/21	1,475	1,718

New York City G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,445

New York City G.O. Unlimited Bonds, Subseries G-3, 3.00%, 8/1/14	490	495

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

New York City G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/14	$150	$152

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-2, Fiscal 2009 (State Aid Withholding), 5.00%, 7/15/14	205	208

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/15	3,935	4,220

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 11/1/15	1,065	1,145

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-3, Escrowed to Maturity, 4.00%, 8/1/14	200	203

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-3, 5.00%, 11/1/14	225	231

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-1, 4.00%, 11/1/14	210	215

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/15	490	527

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Subseries D-2, Prerefunded, 5.00%, 5/1/14	350	351

New York City Transitional Finance Authority Future TRB, Series A, Unrefunded Balance, 5.00%, 11/1/14	95	98

New York City Transitional Finance Authority Future TRB, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/14	75	77

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

New York City Transitional Finance Authority Recovery Revenue Bonds, Subseries 3B-1, 5.00%, 11/1/14	$190	$195

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Escrowed to Maturity, 5.00%, 11/1/15	2,470	2,649

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Unrefunded Balance, 5.00%, 11/1/15	6,130	6,592

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.00%, 10/1/16	1,905	2,106
5.00%, 10/1/17	2,880	3,262

New York State Dormitory Authority Personal Income Tax Education Revenue Bonds, Series D, 5.00%, 3/15/15	130	136

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/21	4,650	5,473

New York State Dormitory Authority Revenue Bonds, Series A, Columbia University, 5.00%, 7/1/14	150	152

New York State Dormitory Authority Supported Debt Mental Health Services Facilities Revenue Bonds (State Appropriation Insured), Unrefunded Balance, 5.00%, 8/15/15	300	319

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, City University Consolidated 5th General, 4.00%, 7/1/15	175	183

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, City University System Consolidated 5th General (NATL Insured), 5.00%, 7/1/15	200	212

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

New York State Dormitory Authority Supported Debt Revenue Bonds, Series B, City University Consolidated Fifth General Resolution, 5.00%, 7/1/14	$1,370	$1,387

New York State Dormitory Authority Supported Debt University Educational Facilities Third General Revenue Bonds, Series A (NATL Insured), 5.00%, 5/15/14	100	101

New York State Dormitory Economic Development & Housing Authority Personal Income TRB, Series A, 4.00%, 12/15/14	100	103

New York State Dormitory Education Authority Personal Income TRB, Series A, 5.00%, 3/15/16	1,265	1,378

New York State Economic Development & Housing Finance Agency Personal Income TRB, Series A, 4.00%, 3/15/15	100	104

New York State Environmental Facilities Corp. Clean Municipal Water & Drinking Revolving Funds Revenue Bonds, Series E, Escrowed to Maturity, 5.00%, 6/15/14	250	253

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series A, 5.00%, 6/15/15	150	159

New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Subseries B, Municipal Water Finance Authority Project, 4.00%, 6/15/14	250	252

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 4.00%, 12/15/14	350	360
4.00%, 12/15/14	100	103

New York State Environmental Facilities Corp. Revenue Bonds, Series C, State Revolving Funds, 4.00%, 5/15/14	210	211

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 4/1/14	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien (G.O. of Corp. Insured), 5.00%, 4/1/15	$200	$210

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Sub Lien (G.O.of Corp. Insured), 5.00%, 4/1/14	430	430

New York State Thruway Authority General Revenue Bonds, Series A, Junior Indebtedness Obligation, 5.00%, 5/1/19	5,000	5,787

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, 5.00%, 4/1/15	4,500	4,717

New York State Thruway Authority Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/14	300	300

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series A, 5.00%, 4/1/14	1,000	1,000
5.00%, 4/1/14	265	265

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B, 5.00%, 4/1/14	3,000	3,000

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.00%, 3/15/15	100	105

New York State University Dormitory Facilities Authority Supported Debt Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 7/1/14	120	121

New York State Urban Development Corp. Personal Income TRB, Series A1, 4.00%, 12/15/15	500	532

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/20	2,850	3,353

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/21	4,750	5,595

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,239

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

New York – 6.9% – continued

Tobacco Settlement Financing Corp. Revenue Asset Backed Bonds, Series B, 5.00%, 6/1/20	$2,500	$2,627
		92,129

North Carolina – 2.4%

Cary Public Improvement G.O. Unlimited Refunding Bonds, Series B, 4.00%, 6/1/15	250	261

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 4.00%, 8/1/14	100	101

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 3/1/16	10,000	10,882

New Hanover County Community College G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	2,500	2,832

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	10,000	11,287

University of North Carolina System Pool Revenue Bonds, Series A (Assured Guaranty Insured), 4.00%, 10/1/14	500	509

Wake County School G.O. Unlimited Bonds, Series A, 5.00%, 2/1/18	5,100	5,868
		31,740

North Dakota – 0.0%

North Dakota State PFA Revenue Bonds, Series A, State Revolving Fund Program, 4.00%, 10/1/14	200	204

Ohio – 4.0%

Cincinnati Various Purpose G.O. Unlimited Refunding Bonds, Series C, 5.00%, 12/1/14	150	155

Cleveland State University Revenue Bonds (NATL Insured), Prerefunded, 5.00%, 6/1/14	115	116

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/19	5,000	5,897

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,000	2,363

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Ohio – 4.0% – continued

Hamilton County Sewer System Revenue Refunding Bonds, Series A, 5.00%, 12/1/17	$1,150	$1,320

Miami University Receipts Revenue Refunding Bonds (AMBAC Insured), 3.63%, 9/1/14	100	101

Ohio State Building Authority Facilities Revenue Bonds, Series A, Juvenile Correction Building, 3.70%, 10/1/14	200	204

Ohio State Building Authority Revenue Bonds, Series C, 4.00%, 10/1/14	100	102
5.00%, 10/1/15	200	214

Ohio State Building Facilities Authority Revenue Refunding Bonds, Series A, Administrative Building Project (AGM Insured), Prerefunded, 5.00%, 4/1/14	135	135

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/19	5,000	5,868

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,417

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/14	2,500	2,555

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/14	125	126
5.00%, 6/1/19	2,000	2,361

Ohio State Fresh Water Development Authority Revenue Refunding Bonds, Series B (AGM Insured), 5.50%, 6/1/14	150	151

Ohio State G.O. Unlimited Bonds, Series D, 5.00%, 9/15/15	100	107

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/14	7,500	7,622

Ohio State Higher Educational Facility Commission Revenue Bonds, University Dayton Project (AMBAC Insured), Prerefunded, 5.00%, 12/1/14	600	619

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Ohio – 4.0% – continued

Ohio State Major New Infrastructure Project Revenue Bonds, Series 2006-1 (NATL-RE Insured), 5.00%, 6/15/15	$150	$159

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2007-1 (AGM Insured), 4.00%, 6/15/14	200	202

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2008-1, 5.50%, 6/15/14	120	121

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 2010-1, 5.00%, 6/15/14	125	126

Ohio State Major New Street Infrastructure Project Revenue Bonds, Series 3, 5.00%, 12/15/14	130	134

Ohio State Mental Health Capital Facilities Revenue Bonds, Series II-B (State Appropriation Insured), Prerefunded, 5.25%, 6/1/14	150	151

Ohio State Parks & Recreation Capital Facilities Revenue Bonds, Series II-A (NATL-RE Insured), 4.00%, 12/1/14	100	103

Ohio State Third Frontier Research & Development G.O. Unlimited Bonds, Series A, 3.00%, 5/1/19	2,700	2,898

Ohio State University Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 12/1/14	280	289

Ohio State University Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 12/1/14	4,720	4,873

Ohio State Water Development Authority Revenue Bonds, Series B, 4.00%, 6/1/14	150	151

Ohio State Water Quality Development Authority PCR Refunding Bonds, 5.00%, 12/1/14	2,250	2,323

University of Akron Receipts Revenue Bonds, Series A (AGM Insured), 5.00%, 1/1/15	2,500	2,589

University of Cincinnati Receipts Revenue Bonds, Series C (Assured Guaranty Insured), 5.00%, 6/1/14	1,795	1,809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Ohio – 4.0% – continued

University of Cincinnati Receipts Revenue Bonds, Series D (AMBAC Insured), Prerefunded, 4.75%, 6/1/14	$150	$151
		52,512

Oklahoma – 0.3%

Edmond Public Works Authority Sales Tax & Utility System Revenue Refunding Bonds, 3.00%, 7/1/15(1)	1,850	1,912

Oklahoma State Municipal Power Authority Revenue Bonds, Series A, 5.00%, 1/1/15	1,575	1,629

Tulsa County Independent School District No. 1 Combined Purpose G.O. Unlimited Bonds, Series A, 2.00%, 6/1/14	270	271
		3,812

Oregon – 2.1%

Clackamas County G.O. Limited Bonds (NATL-RE Insured), 4.00%, 6/1/15	230	240

Deschutes County Administrative School District No. 1 G.O. Unlimited Bonds (NATL Insured), 4.00%, 6/15/15	100	105

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,708

Oregon State Department of Administrative Services COPS, Series A (AGM Insured), Prerefunded, 5.00%, 5/1/15	500	526

Oregon State Department of Administrative Services COPS, Series C, 5.00%, 11/1/14	2,895	2,978

Oregon State Department of Administrative Services Lottery Revenue Bonds, Series B (Moral Obligation Insured), 4.00%, 4/1/14	100	100

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 4/1/14	100	100

Oregon State Department of Administrative Services Refunding COPS, Series D, 5.00%, 11/1/14	5,670	5,832

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Oregon – 2.1% – continued

Oregon State G.O. Unlimited Bonds, Series E, Oregon Univ System Project, 4.00%, 8/1/15	$100	$105

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/20	1,740	2,072
5.00%, 11/1/21	905	1,081

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,400

Salem-Keizer Marion & Polk Counties School District No. 24J G.O. Unlimited Refunding Bonds (AGM School Board Guaranty Insured), 5.00%, 6/15/14	1,245	1,257

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 4.00%, 11/1/17	5,000	5,345

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	2,435	2,571

Yamhill County School District No. 29J Newberg G.O. Unlimited Bonds, Series A (School Board Guaranty Insured), 3.00%, 6/15/15	250	258
		27,678

Pennsylvania – 2.2%

Central Bucks School District G.O. Unlimited Bonds (AGM Insured State Aid Withholding), 5.00%, 5/15/15	100	105

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	300	319

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 3/15/15	150	157

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 7/1/15	15,000	15,906

Pennsylvania State G.O. Unlimited Refunding Bonds, Third Series 2004, 5.25%, 7/1/14	150	152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Pennsylvania – 2.2% – continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, 5.00%, 9/1/17	$5,000	$5,702

Philadelphia Water & Wastewater Revenue Bonds, Series A, 4.00%, 1/1/17	500	544

University of Pittsburgh of the Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University Insured), 5.00%, 9/15/14	6,000	6,133
		29,018

Rhode Island – 0.0%

Rhode Island State Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/14	150	154

South Carolina – 1.6%

Charleston Educational Excellence Finance Corp. Revenue Bonds, Charleston County School District, Prerefunded, 5.25%, 12/1/15	150	162

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	5,705	6,554

Lancaster Educational Assistance Program, Inc. Installment Purchase Revenue Bonds, School District Lancaster County Project, Prerefunded, 5.25%, 12/1/14	645	667

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 3/1/19	2,120	2,482

South Carolina State Capital Improvements G.O. Unlimited Bonds, 5.00%, 3/1/15	10,000	10,446

South Carolina State University Infrastructure G.O. Unlimited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/14	200	206
		20,517

Tennessee – 1.5%

Knoxville Wastewater System Revenue Bonds, 6.00%, 4/1/15	125	132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Tennessee – 1.5% – continued

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O. of University Insured), 5.25%, 10/1/15	$5,000	$5,379

Metropolitan Government Nashville & Davidson County Water & Sewer Revenue Refunding Bonds, Sub Lien, 5.00%, 7/1/20	1,500	1,747

Shelby County G.O. Unlimited Refunding Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 4/1/15	995	1,043

Shelby County G.O. Unlimited Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 4/1/15	4,005	4,199

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/15	5,000	5,264

Tennessee State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	1,145	1,364

Tennessee State School Bond Authority Higher Educational Facilities Revenue Bonds, Series B, 2nd Program (State Intercept Program), 4.00%, 5/1/14	1,030	1,033

Williamson County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/14	100	100
		20,261

Texas – 6.6%

Alamo Community College District Combined Fee Revenue Refunding Bonds (AMBAC Insured), Escrowed to Maturity, 4.00%, 11/1/14	100	102

Alamo Community College District G.O. Limited Tax Bonds, Series A (NATL–RE Insured), 5.00%, 8/15/14	170	173

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B, (PSF-Gtd.), 3.00%, Mandatory Put 8/15/17	5,000	5,328

Austin Electric Utility System Revenue Refunding Bonds (AGM Insured), 5.00%, 11/15/14	150	155

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Texas – 6.6% continued

Brownsville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), Prerefunded, 5.00%, 8/15/15	$200	$213

Bryan Independent School District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 5.25%, 2/15/15	200	209

Carrollton G.O. Limited Refunding & Improvement Bonds, 2.00%, 8/15/14	555	559

Channelview Independent School District Building G.O. Unlimited Bonds, Series B (PSF-Gtd.), Prerefunded, 5.00%, 8/15/14	100	102

Collin County Road G.O. Unlimited Bonds, 4.50%, 2/15/15	100	104

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF-Gtd.), 3.13%, 2/15/17	7,140	7,618

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-2 (PSF-Gtd.), 3.00%, Mandatory Put 8/15/17	1,750	1,858

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 2.00%, Mandatory Put 8/15/15	3,000	3,063

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.25%, 2/15/17	7,000	7,493

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Senior Lien (AMBAC Insured), 5.00%, 12/1/14	700	723

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.50%, 2/15/17	10,000	11,342

Dallas Waterworks & Sewer System Revenue Refunding Bonds, 5.00%, 10/1/15	250	268

Denton County Permanent Improvement G.O. Limited Refunding Bonds (NATL-RE Insured), Prerefunded, 4.50%, 7/15/15	200	211

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Texas – 6.6% – continued

El Paso County Hospital District G.O. Limited Certificates (AMBAC Insured), Prerefunded, 5.00%, 8/15/15	$1,000	$1,065

Fort Worth Water & Sewer Revenue Refunding Bonds, 5.00%, 2/15/17	1,120	1,255

Frisco G.O. Limited Refunding & Improvement Bonds (NATL-RE Insured), 5.25%, 2/15/15	100	104

Frisco Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.25%, 8/15/15	210	225

Frisco Refunding & Improvement G.O. Limited Bonds (NATL-RE Insured), Prerefunded, 5.25%, 2/15/15	135	141

Garland G.O. Limited Refunding Bonds, 5.00%, 2/15/15	150	156

Goose Creek Consolidated Independent School District Schoolhouse G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/16	500	543

Grapevine-Colleyville Independent School Building District G.O. Unlimited Refunding Bonds, Series A (NATL Insured), 4.25%, 8/15/14	200	203

Harris County Flood Control District G.O. Limited Refunding Contract Bonds, Series A, 5.00%, 10/1/15	160	172

Houston Community College System Student Fee Revenue Bonds, Senior Lien, 4.00%, 4/15/15	125	130

Houston G.O. Limited Bonds, Series D (AMBAC Insured), Prerefunded, 5.00%, 3/1/15	300	313

Houston Higher Education Finance Corp. Revenue Bonds, Series A, Rice University Project, 4.00%, 5/15/14	250	251

Houston Independent School Building District G.O. Limited Bonds, Series A (PSF-Gtd.), Prerefunded, 5.00%, 2/15/15	250	260

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 6.30%, 8/15/14	325	332

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Texas – 6.6% continued

Houston Public Improvement G.O. Limited Bonds, Series E (AMBAC Insured), Prerefunded, 5.00%, 3/1/15	$3,000	$3,132

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	5,000	5,612

Houston Utility System Combined Revenue Refunding Bonds, Series A, First Lien (Assured Guaranty Insured), 3.50%, 11/15/15	500	526

Houston Utility System Combined Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/20(1)	2,500	2,946

Klein Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.50%, 8/1/15	295	316

Lancaster Independent School District G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 5.00%, 2/15/15	290	302

Laredo G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 8/15/14	125	127

Laredo Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/15	150	160

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/15	475	503

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.75%, 5/15/15	270	287

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	65	68

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-2, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	1,250	1,317

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-2, Unrefunded Balance, 5.00%, 5/15/15	260	274

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Texas – 6.6% – continued

Lubbock Certificates Obligation Waterworks G.O. Limited Bonds, Series A, 4.00%, 2/15/15	$220	$227

North Texas State Municipal Water District System Revenue Refunding & Improvement Bonds, 4.00%, 9/1/14	100	102

Northeast Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/15	150	160

Northside Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/18	650	738

Plano Independent School District Building G.O. Unlimited Bonds, Series A, 5.00%, 2/15/15	230	240

Richardson G.O. Limited Refunding Bonds, 4.00%, 2/15/18	1,000	1,111

Round Rock Independent School Building District G.O. Unlimited Bonds, Series A, 3.50%, 8/1/15	100	104

Schertz-Cibolo-Universal City Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/1/15	900	936

Southlake G.O. Limited Refunding Bonds, 4.00%, 2/15/15	100	103

Tarrant County G.O. Limited Tax Bonds, 4.13%, 7/15/14	150	152
5.00%, 7/15/15	250	266

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/15	200	215

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/15	7,000	7,508

Texas State PFA Revenue Bonds, Building & Procurement Commission (NATL-RE Insured), 4.50%, 8/1/14	135	137

Texas State PFA Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/14	615	623

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Texas – 6.6% – continued

Texas State Transportation Commission Highway Fund Revenue Refunding Bonds, Series A, 1st Tier, 5.00%, 4/1/20(1)	$5,000	$5,935

Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 4/1/15	305	320

Tomball Independent School Building District Variable G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 2.00%, Mandatory Put 8/15/16	7,250	7,479

University of Texas Financing System Revenue Bonds, Series A, 5.00%, 8/15/14	175	178

University of Texas Financing System Revenue Bonds, Series D, 5.00%, 8/15/15	100	107

Weatherford Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 2/15/15	150	155

Williamson County Road G.O. Unlimited Bonds (AMBAC Insured), 5.00%, 2/15/15	150	156

Ysleta Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/15	150	160
		87,358

Utah – 1.7%

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	7,540	8,724

Nebo School District G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 3.00%, 7/1/14	130	131

Salt Lake County Sales TRB, Prerefunded, 5.00%, 8/1/15	2,140	2,276

Uintah County Municipal Building Authority Lease Revenue Bonds, 4.50%, 6/1/14	650	655

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/15	10,160	10,776

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Utah – 1.7% – continued

Utah State G.O. Unlimited Bonds, Series B, Prerefunded, 5.00%, 7/1/14	$400	$405
		22,967

Virginia – 6.8%

Arlington County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 8/1/15	3,235	3,402

Fairfax County Economic Development Authority Lease Revenue Refunding Bonds, Joint Public Uses Complex Project, 5.00%, 5/15/20	6,620	7,796
5.00%, 5/15/21	6,945	8,196

Fairfax County G.O. Unlimited Refunding & Improvement Bonds, Series A (State Aid Withholding), Prerefunded, 4.50%, 4/1/14	745	745

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 10/1/15	10,235	10,974

Loudoun County G.O. Unlimited Bonds, Series B, 5.00%, 11/1/17	10,000	11,470

Loudoun County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 12/1/17	3,010	3,352

Suffolk Public Improvement G.O. Unlimited Bonds (NATL–RE Insured), Prerefunded, 4.13%, 8/1/14	120	121

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program (State Intercept Program), 5.00%, 9/1/14	350	357

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series C, 21st Century College (State Intercept Program), 4.00%, 2/1/15	100	103

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/18	3,465	4,008

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Virginia – 6.8% – continued

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects (State Appropriation Insured), 5.00%, 5/15/17	$2,725	$3,080

Virginia State Commonwealth Transportation Board Revenue Bonds, Series A-1, Capital Projects (State Appropriation Insured), 5.00%, 5/15/14	100	101

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/20	8,170	9,653

Virginia State G.O. Unlimited Bonds, Series A, Prerefunded, 4.50%, 6/1/15	250	262

Virginia State Polytechnic Institute & State University Revenue Refunding Bonds, Series C, General University Services System (AMBAC Insured), 4.00%, 6/1/14	250	252

Virginia State Public Building Authority Facilities Revenue Bonds, Series A, 5.00%, 8/1/14	260	264

Virginia State Public Building Authority Facilities Revenue Refunding Bonds, Series D, 5.00%, 8/1/15	150	160

Virginia State Public School Authority Revenue Bonds, Series B-1, School Financing 1997 (State Aid Withholding), 5.00%, 8/1/16	1,000	1,105

Virginia State Public School Financing Authority Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	11,774

Virginia State Resources Authority Clean Water Revenue Refunding Bonds, Revolving Fund, 5.00%, 10/1/20	3,500	4,179

Virginia State Resources Authority Infrastructure Non Ace Revenue Bonds, Senior Series A, Pooled Financing, 5.00%, 11/1/15	4,025	4,331

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing, 5.00%, 11/1/20	1,930	2,294

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Virginia – 6.8% – continued

Virginia State Resources Authority Sub-Clean Water State Revolving Fund Revenue Bonds, Prerefunded, 5.00%, 10/1/17	$1,750	$2,003
		89,982

Washington – 4.4%

Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/1/15	260	276

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 3, 5.00%, 7/1/15	5,100	5,408

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 1, 5.00%, 7/1/15	350	371
5.00%, 7/1/15	200	212

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project No. 1, 5.00%, 7/1/14	3,500	3,543

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project 1, 5.00%, 7/1/15	100	106

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 1, 5.50%, 7/1/14	1,600	1,621

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/14	225	228
5.00%, 7/1/18	10,000	11,588

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/18	2,500	2,806
5.00%, 12/1/20	2,000	2,350

King County School District No. 415 Kent G.O. Unlimited Refunding Bonds, Series B (AGM School Board Guaranty Insured), 5.50%, 6/1/14	70	71

Lewis County Public Utility District No. 1 Cowlitz Falls Hydroelectric Project Revenue Refunding Bonds, 5.00%, 10/1/17	600	683

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Washington – 4.4% – continued

Snohomish County Public Utility District No. 1 Electric Revenue Refunding Bonds (AGM Insured), 5.00%, 12/1/17	$3,000	$3,225

Snohomish County School District No. 16 Arlington G.O. Unlimited Refunding Bonds (NATL School Board Guaranty Insured), Prerefunded, 5.25%, 12/1/14	250	258

Washington Federal Highway Grant Anticipation Revenue Bonds, Series C, Senior 520 Corridor Program, 5.00%, 9/1/18	4,750	5,486

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	5,959

Washington State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/15	2,000	2,129

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/21	9,795	11,575

Washington State Various Purpose G.O. Unlimited Bonds, Series F, 4.50%, 7/1/15	250	264
		58,159

Wisconsin – 2.1%

Milwaukee County G.O. Unlimited Refunding Bonds, Series A, 3.40%, 8/1/14	5,000	5,055

Milwaukee County Metropolitan System Sewerage District G.O. Unlimited Refunding Bonds, Series A, 5.50%, 10/1/15	100	108

Milwaukee G.O. Unlimited Bonds, Series N1, Promissory Notes, 5.00%, 2/15/16	4,300	4,666

Milwaukee G.O. Unlimited Bonds, Series N1, Promissory Notes (AMBAC Insured), 5.00%, 2/15/15	145	151

Milwaukee G.O. Unlimited Promissory & Corporate Notes, 5.00%, 5/1/20	1,175	1,386

Northland Pines School District G.O. Unlimited Refunding Bonds (AGM Insured), Prerefunded, 5.25%, 4/1/14	120	120

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 92.5% – continued

Wisconsin – 2.1% – continued

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	$4,625	$4,868

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/19	5,000	5,861
5.00%, 5/1/20	5,000	5,902

Wisconsin State Transportation Revenue Bonds, Series A (NATL Insured), Prerefunded, 4.50%, 7/1/15	250	263
		28,380
Total Municipal Bonds
(Cost $1,205,088)		1,229,329

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.8%

AIM Tax-Free Cash Reserve Portfolio	96,047	$96

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01%(2) (3)	89,476,632	89,477
Total Investment Companies
(Cost $89,573)		89,573

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.6%

Bartow County School District G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 10/1/14	$450	$461

Bernalillo County Gross Receipts Tax Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/14	200	205

Citizens Property Insurance Corp. High Risk Account Senior Secured Revenue Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 3/1/15	565	589

Citizens Property Insurance Corp. Senior Secured High Account Revenue Bonds, Series A-1, 5.00%, 6/1/14	100	101

Cleveland Water Revenue Bonds, Series W, 5.00%, 1/1/15	100	104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.6% – continued

Dallas Waterworks & Sewer System Revenue Refunding Bonds, 4.00%, 10/1/14	$100	$102

Florida State Board of Education Lottery Revenue Refunding Bonds, Series B (AMBAC Insured), 5.00%, 7/1/14	5,820	5,891

Harris County Permanent Improvement G.O. Limited Refunding Bonds, 5.75%, 10/1/14	150	154

Indiana State Finance Authority Revenue Refunding Bonds, Series A, State Revolving Fund, 5.00%, 2/1/15	150	156

Lake County Community High School District No. 115 Lake Forest G.O. Unlimited Bonds, 4.00%, 11/1/14	250	256

Milwaukee County G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 10/1/14	100	102

University of Michigan General Revenue Bonds, Series C, 3.00%, 4/1/14	250	250
Total Short-Term Investments
(Cost $8,368)		8,371

Total Investments – 99.9%
(Cost $1,303,029)		1,327,273

Other Assets less Liabilities – 0.1%		1,801
NET ASSETS – 100.0%		$1,329,074

(1)	When-Issued Security.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(3)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $91,114,000 with net sales of approximately $1,637,000 during the fiscal year ended March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	6.7%
General	16.3
General Obligations	36.7
School District	14.6
Transportation	6.0
Water	5.0
All other sectors less than 5%	14.7

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	25.3%
AA	56.2
A	11.2
Not Rated	0.5
Cash and Equivalents	6.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard

& Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The Inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$1,229,329	(1)	$–	$1,229,329
Investment Companies	89,573	–		–	89,573
Short-Term Investments	–	8,371		–	8,371
Total Investments	$89,573	$1,237,700		$–	$1,327,273

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 0.43%, 3/1/27(1)	$1,000	$952

Alaska – 0.4%

Alaska State General Housing Finance Corp. Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured), 5.25%, 12/1/25	3,000	3,166

Arizona – 1.5%

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/24	5,000	5,671

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subseries A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,199
		10,870

California – 13.2%

Anaheim Public Financing Authority Lease Revenue Bonds, Series A, Convention Center Expansion Project, 5.25%, 5/1/31(2)	3,500	3,900

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,500	1,607

California State Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,000	2,234

California State Educational Facilities Authority Revenue Bonds, University Southern California, 4.75%, 10/1/28	5,000	5,270

California State G.O. Unlimited Refunding Bonds, 6.25%, 11/1/34	2,830	3,383

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 12/1/24	5,000	5,833
4.75%, 6/1/35	10,000	10,116

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 12/1/24	5,000	5,833

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

California – 13.2% – continued

Carlsbad Unified School District Convertible Election G.O. Unlimited CABS, Series B, 1.78%, 5/1/34(1)	$2,500	$2,051

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	1,500	1,618

Golden State Tobacco Securitization Corp. Tobacco Settlement Enhanced Asset Backed Revenue Bonds, Series A (AGC-ICC Insured), 5.00%, 6/1/45	1,000	1,001

Long Beach Community College District Convertible G.O. Unlimited CABS, Series B, Election of 2008, 1.64%, 8/1/49(1)	5,000	1,706

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,048

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,232

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,094

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries B, 5.00%, 6/1/29	935	1,053

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,610

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	7,020	7,807

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 2.85%, 8/1/37(1)	5,000	1,684

Riverside County Transportation Commission Sales Limited TRB, Series A, 5.25%, 6/1/39	2,000	2,218

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,386

San Francisco Bay Area Toll Authority Bridge Revenue Bonds, Series F-1, 5.00%, 4/1/34	5,000	5,473

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

California – 13.2% – continued

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	$5,000	$5,625

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries B, Hetch Hetchy, 5.00%, 11/1/41	2,500	2,709

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	1,100	1,281

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, 1.44%, 8/1/41(1)	3,200	1,993

University of California General Revenue Bonds, Series Q, 5.25%, 5/15/27	2,500	2,806

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, 5.50%, 8/1/33	7,000	7,901
		98,547

Colorado – 1.5%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,293
5.25%, 11/15/36	5,000	5,398

Regional Transportation District Sales Tax Revenue Refunding Bonds, Series A, Fastracks Project, 5.00%, 11/1/29	2,000	2,355
		11,046

Connecticut – 2.0%

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/27	5,000	5,797

Connecticut State G.O. Unlimited Bonds, Series C, 5.00%, 7/15/24	5,000	5,884

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured), 4.75%, 11/15/18	610	641

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Connecticut – 2.0% – continued

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 10/1/30	$2,500	$2,816
		15,138

Delaware – 0.0%

Delaware State Housing Authority Senior SFM Revenue Bonds, Series A (AMT) (AGM Insured), 5.80%, 7/1/35	225	235

District of Columbia – 3.1%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), 5.50%, 4/1/36	1,010	1,126

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.50%, 10/1/39	20,000	22,210
		23,336

Florida – 8.6%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,335

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,373
5.00%, 9/1/25	1,000	1,102

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,747

Davie Educational Facilities Revenue Bonds, Series A, Nova South Eastern University Project, 6.00%, 4/1/42	10,000	10,710

Florida State Board of Education G.O. Unlimited Refunded Bonds, Escrowed to Maturity, 9.13%, 6/1/14	285	289

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity, 10.00%, 7/1/14	3,105	3,181

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	10,000	10,922

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Florida – 8.6% – continued

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 6.25%, 10/1/31	$3,000	$3,486

Miami-Dade County Aviation International Airport Revenue Bonds, Series A, 5.50%, 10/1/29	2,500	2,747

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,175

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/24	1,820	2,038

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	2,000	2,103

Orlando Contract Tourist Development Tax Payments Revenue Bonds, Series A, 5.25%, 11/1/27(2)	6,575	7,588

Orlando Utilities Commission Revenue Refunding Bonds, Subseries D, Escrowed to Maturity, 6.75%, 10/1/17	4,825	5,399

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	3,245	3,286
		64,481

Georgia – 1.4%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	7,500	8,387

Georgia State Municipal Electric Authority Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,451
		10,838

Hawaii – 3.9%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,420

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	1,000	1,125

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A (NATL Insured), 5.00%, 7/1/35	15,000	15,626

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Hawaii – 3.9% – continued

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL-RE Insured), 5.00%, 7/1/36	$2,000	$2,116

University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,563
		28,850

Illinois – 8.0%

Chicago Midway Airport Revenue Bonds, Series B (NATL-RE Insured), 5.00%, 1/1/31	435	437

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,649

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,269

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B (AMT), Passenger Facilities Charge, 5.00%, 1/1/26	2,500	2,689

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	4,850	5,292
5.25%, 3/1/40	2,500	2,624

Illinois State Finance Authority Revenue Bonds, Series A, Depaul University, 6.13%, 10/1/40	5,000	5,599

Illinois State Finance Authority Revenue Bonds, Series B, University of Chicago, 5.75%, 7/1/33	3,200	3,653

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL Insured), 5.25%, 2/1/27	5,000	5,428

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B, 5.50%, 1/1/33	10,500	11,498

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B (BHAC-CR Insured), 5.50%, 1/1/33	5,000	5,498

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series B, McCormick Place Project (AGM Insured), 5.00%, 6/15/50	2,500	2,516

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Illinois – 8.0% – continued

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured), 5.75%, 6/1/34	$3,400	$4,186

Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,531

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Series B, Alternavive Revenue Source, 5.25%, 6/1/36	2,500	2,686
		59,555

Indiana – 1.4%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	2,650	2,863

Indiana State Office Building Commission Revenue Bonds, Series B (NATL-RE Insured), Escrowed to Maturity, 7.40%, 7/1/15	3,880	4,070

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL Insured), 3.50%, 6/1/18	3,280	3,535
		10,468

Louisiana – 0.7%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, 5.25%, 2/1/39	5,000	5,400

Maryland – 1.7%

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, First Series, 5.00%, 8/1/20	5,000	5,961

Maryland State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/21	5,610	6,626
		12,587

Massachusetts – 5.4%

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding Bonds, Senior Series A-1, 5.25%, 7/1/32	3,635	4,276
5.25%, 7/1/33	5,000	5,878

Massachusetts State Health & Educational Facilities Authority Partners Healthcare Revenue Bonds, Series J1, 5.25%, 7/1/29	5,000	5,503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Massachusetts – 5.4% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Massachusetts Institute of Technology (G.O. of University Insured), 5.00%, 7/1/19	$5,000	$5,663

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	645	687

Massachusetts State School Building Authority Sales TRB, Series A-2012-2 (AGM Insured), Prerefunded, 5.00%, 8/15/15	3,000	3,196

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, 5.00%, 8/1/27	10,000	11,360

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,685
		40,248

Michigan – 1.8%

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,792

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,434

Michigan State University General Revenue Bonds, Series A, 5.00%, 8/15/41	5,000	5,412
		13,638

Minnesota – 0.7%

Farmington Independent School District No. 192 G.O. Unlimited Bonds, Series B, School Building Project (AGM Insured School District Credit Program), 5.00%, 2/1/26	5,000	5,177

Mississippi – 0.0%

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	15	16

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Nebraska – 1.2%

Omaha Public Power District Revenue Bonds, Series B, 5.00%, 2/1/28	$5,355	$5,997

Omaha Public Power District System Revenue Bonds, Series A, 5.50%, 2/1/39	2,500	2,760
		8,757

Nevada – 0.8%

Clark County Airport System Revenue Bonds, Series C, Sub Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,858

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,637

Washoe County Highway Revenue Bonds, Fuel Tax, 5.00%, 2/1/43	1,750	1,813
		6,308

New Hampshire – 1.6%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Health University System, 5.25%, 6/1/39	11,000	12,346

New Jersey – 1.4%

New Jersey State Transportation Program Trust Fund Authority Revenue Bonds, Series AA, 5.25%, 6/15/30	5,000	5,550

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 1.33%, 1/1/35(1)	5,000	4,878
		10,428

New Mexico – 0.3%

New Mexico State Mortgage Finance Authority SFM Revenue Bonds, Series I-C-2 (Collateralized by GNMA/ FNMA/FHLMC Securities), 5.00%, 9/1/26	2,090	2,208

New York – 21.3%

Long Island Power Authority General Revenue Bonds, Series A, 6.00%, 5/1/33	5,000	5,767

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

New York – 21.3% – continued

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, 5.50%, 11/15/39	$10,000	$11,184

Metropolitan Transportation Authority Dedicated TRB, Series B, 5.00%, 11/15/34	5,000	5,330

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,573

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, 5.75%, 6/15/40	10,000	11,285

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C, 5.00%, 11/1/23	5,000	5,934

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries I, 5.00%, 5/1/38	10,000	10,755

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/32	5,355	5,872

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,656

New York State Dormitory Authority Personal Income Tax Education Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/27	6,025	7,465

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/43	10,000	10,778

New York State Dormitory Education Authority Personal Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/30	5,000	6,138

New York State Dormitory Education Authority Personal Income TRB, Series B, 5.75%, 3/15/36	11,980	13,801

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

New York – 21.3% – continued

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Municipal Water Revolving Funds, 5.00%, 6/15/41	$10,000	$10,737

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, 5.50%, 4/15/35	5,000	6,108

New York State G.O. Unlimited Bonds, Series E, 5.00%, 12/15/30	5,000	5,570

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	4,300	4,917

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,697

Sales Tax Asset Receivable Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,000	5,135
5.00%, 10/15/24	10,000	10,256

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series B, 5.00%, 6/1/19	5,000	5,039
		158,997

North Carolina – 3.2%

Charlotte COPS, Series B, 3.00%, 6/1/22	10,000	10,177

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,196

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	6,015	7,357

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A, 5.00%, 5/1/26	2,500	2,856
		23,586

Pennsylvania – 1.7%

Pennsylvania State G.O. Unlimited Bonds, 2nd Series, 5.00%, 10/15/25	4,985	5,846

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Pennsylvania – 1.7% – continued

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 4/1/22	$3,500	$4,152

Philadelphia Water & Wastewater Revenue Refunding Bonds, 5.00%, 11/1/25	2,225	2,512
		12,510

South Carolina – 2.9%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured), Unrefunded Balance, 5.38%, 1/1/25	5,940	7,054

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	13,000	14,453
		21,507

Texas – 6.1%

Dallas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 6.38%, 2/15/34	5,000	5,872

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/22	1,780	2,066

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), 6.00%, 8/15/38	5,000	5,765

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, 3.68%, 8/15/29(1)	12,505	5,155

Houston Higher Education Finance Corp. Revenue Bonds, Series B, Rice University Project, 4.50%, 11/15/37	2,500	2,569

Houston Utility System Combined Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/26(2)	2,500	2,935

Leander Independent School Building District G.O. Unlimited CABS, Series C (PSF-Gtd.), 2.45%, 8/15/48(1)	25,000	3,980

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, 6.25%, 5/15/31	10,000	11,385

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Texas – 6.1% – continued

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, Methodist Hospital of Dallas, 5.25%, 10/1/29	$5,000	$5,595
		45,322

Virginia – 1.0%

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, Series A, Northern Virginia Transportation District, 5.00%, 5/15/21	6,075	7,196

Washington – 0.8%

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	5,200	5,697
Total Municipal Bonds
(Cost $689,934)		729,410

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.2%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01%(3) (4)	24,297,258	$24,297
Total Investment Companies
(Cost $24,297)		24,297

Total Investments – 100.9%
(Cost $714,231)		753,707

Liabilities less Other Assets – (0.9)%		(6,927)
NET ASSETS – 100.0%		$746,780

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security.
(3)	At March 31, 2013, the value of the Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $152,662,000 with net sales of approximately $128,365,000 during the fiscal year ended March 31, 2014.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	6.6%
General	21.6
General Obligation	16.3
Higher Education	8.8
Power	8.0
Transportation	8.5
Water	10.0
All other sectors less than 5%	20.2

Total	100.0%

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	12.2%
AA	60.7
A	22.4
BBB	1.4
Cash and Equivalents	3.3

Total	100.0%

*Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued	MARCH 31, 2014

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$729,410	(1)	$–	$729,410
Investment Companies	24,297	–		–	24,297
Total Investments	$24,297	$729,410		$–	$753,707

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2014

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	NATL-RE	National Public Finance Guarantee Corporation
AMBAC	American Municipal Bond Assurance Corporation	MBIA	Municipal Bond Insurance Association
AMT	Alternative Minimum Tax	MWRA	Massachusetts Water Resources Authority
BAM	Build America Mutual	PCR	Pollution Control Revenue
BANS	Bond Anticipation Notes	PFA	Public Finance Authority
BHAC	Berkshire Hathaway Assurance Corporation	PSF	Permanent School Fund
CABS	Capital Appreciation Bonds	Q-SBLF	Qualified School Bond Loan Fund
COPS	Certificates of Participation	SCSDE	South Carolina School District Enhancement
CR	Custody Receipt	SFM	Single Family Mortgage
EDA	Economic Development Agency	TCRS	Transferable Custodial Receipts
FGIC	Financial Guaranty Insurance Corporation	TRB	Tax Revenue Bonds
FHLMC	Federal Home Loan Mortgage Corporation	XLCA	XL Capital Assurance
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed
HFDC	Health Facilities Development Corp.
IBC	Insured Bond Certificates

The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2014

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. When-issued securities at March 31, 2014, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2014. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds.

At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
Short-Intermediate Tax-Exempt	$ —	$285	$(285)
Tax-Exempt	4	(4)	—

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013 through the fiscal year ended March 31, 2014, the following Funds incurred net capital losses and/or net currency losses, which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

California Intermediate Tax-Exempt	$5
California Tax-Exempt	173
High Yield Municipal	324
Short Intermediate Tax-Exempt	148
Tax-Exempt	1,910

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MAR 31, 2018	MAR 31, 2019
High Yield Municipal	$23,276	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows (in thousands):

Post-enactment losses

Fund	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Arizona Tax Exempt	$454	$ —
California Intermediate Tax-Exempt	5,337	—
California Tax-Exempt	2,560	—
Intermediate Tax-Exempt	16,549	—
Short Intermediate Tax-Exempt	704	254
Tax-Exempt	25,181	932

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$49	$ —	$ —	$5,108
California Intermediate Tax-Exempt	196	1	—	16,349
California Tax-Exempt	87	—	—	10,134
High Yield Municipal	216	3	—	15,820
Intermediate Tax-Exempt	841	—	—	47,993
Short-Intermediate Tax-Exempt	73	—	—	24,244
Tax-Exempt	318	—	—	39,458

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2014

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,320	$198	$127
California Intermediate Tax-Exempt	11,066	364	230
California Tax-Exempt	4,764	1,943	333
High Yield Municipal	12,616	289	—
Intermediate Tax-Exempt	55,372	6,851	3,515
Short-Intermediate Tax-Exempt	17,761	—	285
Tax-Exempt	34,222	9,012	2,483

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,723	$609	$840
California Intermediate Tax-Exempt	10,579	3,016	1,528
California Tax-Exempt	4,696	4,055	361
High Yield Municipal	16,260	236	—
Intermediate Tax-Exempt	50,051	31,266	17,945
Short-Intermediate Tax-Exempt	16,659	317	3,682
Tax-Exempt	34,113	21,218	9,235

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2011 through March 31, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding borrowings.

The Funds did not have any borrowings or incur any interest expense during the fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries;

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NOTES TO THE FINANCIAL STATEMENTS continued

expenses related to third-party consultants engaged by the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the contractual expense limitations for the fiscal year ended March 31, 2014, for the Funds were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.45%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.45%
California Tax-Exempt	0.55%	0.52%	0.50%	0.45%
High Yield Municipal	0.65%	0.61%	0.59%	0.80%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.45%
Short-Intermediate Tax-Exempt	0.50%	0.47%	0.45%	0.45%
Tax-Exempt	0.55%	0.52%	0.50%	0.45%

Prior to September 11, 2013, the Short-Intermediate Tax-Exempt Fund’s contractual annual advisory fee was 0.50 percent (expressed as a percentage of the Fund’s average daily net assets).

The contractual reimbursement arrangement is expected to continue until at least July 31, 2014. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. Transfer agent fees are reflected as Transfer agent fees in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. Administration fees are reflected as Administration fees in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund invests its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2014

of that money market fund’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the money market fund pays to NTI and/or its affiliates. The uninvested cash of the Arizona Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds is invested in the Northern Institutional Tax-Exempt Portfolio and the uninvested cash of the California Intermediate Tax-Exempt and California Tax-Exempt Funds is invested in the Northern California Municipal Money Market Fund. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Tax-Exempt Portfolio and Northern California Municipal Money Market Fund is 0.35 and 0.45 percent, respectively, of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Tax-Exempt Portfolio or Northern California Municipal Money Market Fund. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year end March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$29,138	$ —	$71,297
California Intermediate Tax-Exempt	—	356,554	—	391,980
California Tax-Exempt	—	184,439	—	218,763
High Yield Municipal	—	28,097	—	94,386
Intermediate Tax-Exempt	—	2,272,247	—	2,270,527
Short-Intermediate Tax-Exempt	—	458,632	—	228,951
Tax-Exempt	—	1,147,813	—	1,357,854

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$5,121	$(14)	$5,107	$69,232
California Intermediate Tax-Exempt	16,939	(590)	16,349	348,221
California Tax-Exempt	10,205	(71)	10,134	105,389
High Yield Municipal	18,516	(2,696)	15,820	221,502
Intermediate Tax-Exempt	59,234	(11,241)	47,993	2,309,790
Short-Intermediate Tax-Exempt	25,903	(1,659)	24,244	1,303,029
Tax-Exempt	41,315	(1,857)	39,458	714,249

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2014

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,151	$22,797	85	$899	(5,788)	$(60,791)	(3,552)	$(37,095)
California Intermediate Tax-Exempt	13,241	138,415	126	1,310	(17,369)	(180,611)	(4,002)	(40,886)
California Tax-Exempt	2,439	27,525	332	3,668	(6,077)	(67,989)	(3,306)	(36,796)
High Yield Municipal	5,641	48,367	171	1,454	(13,682)	(116,705)	(7,870)	(66,884)
Intermediate Tax-Exempt	73,823	766,628	1,816	18,717	(85,810)	(887,188)	(10,171)	(101,843)
Short-Intermediate Tax-Exempt	61,188	641,883	147	1,548	(45,643)	(478,637)	15,692	164,794
Tax-Exempt	13,362	139,558	1,501	15,344	(50,552)	(523,231)	(35,689)	(368,329)

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,557	$28,493	152	$1,682	(2,444)	$(27,178)	265	$2,997
California Intermediate Tax-Exempt	12,831	140,618	233	2,531	(7,242)	(79,142)	5,822	64,007
California Tax-Exempt	4,592	54,664	421	4,981	(3,980)	(47,427)	1,033	12,218
High Yield Municipal	5,452	49,126	186	1,671	(15,488)	(139,384)	(9,850)	(88,587)
Intermediate Tax-Exempt	68,829	747,543	4,753	51,028	(51,087)	(553,703)	22,495	244,868
Short-Intermediate Tax-Exempt	47,619	506,296	285	3,020	(41,047)	(437,000)	6,857	72,316
Tax-Exempt	22,547	251,446	2,811	30,973	(23,829)	(264,930)	1,529	17,489

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Fund approved a new management agreement between each Fund and the investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on Page 97.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2014, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.83%, California Intermediate Tax-Exempt Fund – 99.37%, California Tax-Exempt Fund – 99.49%, High Yield Municipal Fund – 97.76%, Intermediate Tax-Exempt Fund – 99.98%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 99.92%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Arizona Tax-Exempt	$0.0166
California Intermediate Tax-Exempt	0.0067
California Tax-Exempt	0.0305
Intermediate Tax-Exempt	0.0156
Tax-Exempt	0.0305

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TAX-EXEMPT FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Arizona Tax-Exempt	5,824,697	39,908	7,788	742,435
California Intermediate Tax-Exempt	30,376,439	38,840	27,540	1,493,117
California Tax-Exempt	6,207,555	24,574	95,947	3,599,805
High Yield Municipal	24,847,882	22,697	16,194	2,427,970
Intermediate Tax-Exempt	200,355,155	95,738	121,440	15,824,681
Short-Intermediate Tax-Exempt	112,366,439	40,015	148,822	3,220,674
Tax-Exempt	60,596,455	291,790	91,431	6,736,496

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TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 92 and 93), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,038.70	$2.29
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,035.30	$2.28
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,052.00	$2.30
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.80%	$1,000.00	$1,043.90	$4.08
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,027.30	$2.27
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,007.20	$2.25
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.45%	$1,000.00	$1,045.20	$2.29
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net

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MARCH 31, 2014 (UNAUDITED)

assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2014 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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TRUSTEES AND OFFICERS continued

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

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APPROVAL OF MANAGEMENT AGREEMENT

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. The NF Trustees

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MARCH 31, 2014 (UNAUDITED)

received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Funds’ performance was satisfactory for most Funds, and that NTI was taking steps to address any under-performing Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, for those Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. For Funds where there were applicable comparisons, the NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels. In addition, the NF Trustees considered that each Fund would be subject to breakpoints on its Management Fees.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the NTI Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Northern Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

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INVESTMENT CONSIDERATIONS

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AZ TAX-EXEMPT FUND1,3,4,5,6

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5,6

CA TAX-EXEMPT FUND1,3,4,5,6

HIGH YIELD MUNICIPAL FUND1,2,3,6

INTERMEDIATE TAX-EXEMPT FUND1,3,6

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,3,6

TAX-EXEMPT FUND1,3,6

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

NORTHERN FUNDS ANNUAL REPORT	111	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

20	MONEY MARKET FUND

26	MUNICIPAL MONEY MARKET FUND

49	U.S. GOVERNMENT MONEY MARKET FUND

52	U.S. GOVERNMENT SELECT MONEY MARKET FUND

55	ABBREVIATIONS AND OTHER INFORMATION

56	NOTES TO THE FINANCIAL STATEMENTS

63	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

64	TAX AND DISTRIBUTION INFORMATION

65	SHAREHOLDER MEETING RESULTS

66	FUND EXPENSES

67	TRUSTEES AND OFFICERS

72	APPROVAL OF MANAGEMENT AGREEMENT

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The California Municipal Money Market Fund returned 0.01% during the 12-month reporting period ended March 31, 2014, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — California State-Specific Retail category. As of March 31, 2014, the Fund’s current 7-day yield was 0.01%. The Fund seeks to offer investors returns that are exempt from federal as well as California income taxes, along with a stable share price and liquidity.

Throughout the period, the Fund was successfully invested in only tier-one short-term California municipal investments. Fund managers positioned the portfolio’s weighted average maturity approximately 10 days lower than its state-specific Lipper peer group average, the California Tax-Exempt Money Market category. The reduced duration was achieved by investing heavily in daily and weekly municipal variable-rate demand notes, or VRDNs. Daily and weekly municipal VRDNs offer an attractive credit profile as well a liquidity option of either one day or one week. In addition, variable-rate notes are par bonds that are not susceptible to price fluctuations in a volatile rate environment. Throughout the period, the Fund was positioned with approximately 90% of assets having an effective maturity of less than five business days. In addition to VRDNs, managers purchased select fixed-rate notes to lock in yield. Many of these fixed-rate operating notes are backed by state, city, county or local school credits.

During the reporting period, California investors continued to be encouraged by positive developments in the state. Falling unemployment and a rebounding equity market, coupled with state tax increases, have supported meaningful revenue growth. The strong revenue inflows helped to pay down deferrals that had accumulated during the recession and increased operational support for schools. Some California municipalities continued to face financial challenges, drought and high unemployment. However, the general economic growth trend, particularly in coastal areas, continued to improve during the period. To ensure that only the strongest top-tier credits were added to the Fund, the managers worked closely with Northern’s municipal research team to identify potential investment opportunities. All new municipal credits are submitted for approval to a committee of credit and risk managers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	0.01%	0.02%	1.02%	0.01%
IMONEYNET CA STATE-SPECIFIC RETAIL	0.01	0.02	0.97

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2014. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.27% as of March 31, 2014. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2014, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Portfolio composition is subject to change.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	9.6%
2 - 15 DAYS	82.2
31 - 60 DAYS	2.8
61 - 97 DAYS	4.9
181 - 270 DAYS	0.5

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
NET ASSETS	$454 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.51%
NET EXPENSE RATIO	0.08%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For much of the 12-month reporting period ended March 31, 2014, markets attempted to anticipate when the U.S. Federal Reserve would begin tapering its monthly purchases of mortgage-backed securities and Treasuries. Markets had anticipated a September announcement, but in view of some weaker economic data and uncertainty surrounding the U.S. fiscal debate, the Federal Reserve maintained its bond-buying levels. In December, it was announced that $10 billion would be trimmed from monthly purchases beginning in January 2014. It is expected that the Federal Reserve will continue to taper at each of its meetings, with the quantitative easing program ultimately completed by the fourth quarter of 2014.

The first hike in the target for the benchmark federal funds rate is now expected in 2015. In preparation for managing short rates upward, on September 23, 2013 the Federal Reserve opened its Overnight Fixed-Rate Reverse Repurchase Agreement facility. Approved counterparties including money market funds, U.S. agencies and banks are now able to allocate up to $10 billion each to the Federal Reserve in exchange for Treasury collateral. Rates have been tested at each possible level between .01% and .05%. One of the goals of this program is to better control the overnight rate and help to establish a floor for short-term rates.

The Fund returned 0.01% during the 12-month reporting period ended March 31, 2014, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — First Tier Retail category. As of March 31, 2014, the Fund’s 7-day current yield was 0.01%. Money market funds continue to be challenged with low short-term interest rates driven by supply constraints and expectations for rates to stay low for an extended period of time. We continue to position the Fund conservatively and are maintaining a high credit quality profile. We have targeted a long duration relative to the Lipper peer group average, the Money Market Funds category, to opportunistically take advantage of any increases in yields by overweighting term purchases in U.S. Treasury and agency debt. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.01%	0.02%	1.48%	0.01%
IMONEYNET FIRST TIER RETAIL	0.01	0.03	1.45

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2014. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.18% as of March 31, 2014. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2014, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	31.3%
2 - 15 DAYS	13.3
16 - 30 DAYS	10.3
31 - 60 DAYS	16.0
61 - 97 DAYS	15.3
98 - 180 DAYS	10.3
181 - 270 DAYS	1.7
271 - 366 DAYS	1.8

PORTFOLIO MANAGERS

JENNIFER SHEROIAN With Northern Trust since 2000 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
NET ASSETS	$8.0 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.18%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2014, the Municipal Money Market Fund provided investors with tax-exempt returns, as well as a stable share price and liquidity. During the period, the trend of an improving economy proved to be something of a doubled-edged sword for the municipal markets. Broadly speaking, state and local municipalities reported an improvement in revenues that helped many to close budget gaps and improve their fiscal condition. The trend of fiscal improvement increased investor appetite for municipals as an asset class. At the same time, the prospect of higher interest rates caused some fixed-income investors to reduce their exposures during the period.

Over the course of the period, there were a number of major developments that created significant volatility for fixed-income markets. These included failed U.S. budget negotiations resulting in a temporary shutdown of the government, a new Chair at the Federal Reserve and extreme weather that was blamed by many for a weaker than expected economic data. One of the most significant developments of the period was the Federal Reserve’s announcement in December of its plans to wind down bond purchases under its quantitative easing program. The Federal Reserve’s intention is to reduce its purchases of Treasury and agency debt by $10 billion at each meeting going forward.

The Fund returned 0.02% during the reporting period, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Tax-Free Retail category. As of March 31, 2014, the Fund’s current 7-day yield was 0.01%. Throughout the reporting period, the Fund’s managers worked closely with Northern’s municipal research team to identify tier-one municipal credits for purchase. The Fund specifically targeted tax-exempt securities backed by general obligations, universities or essential services when available. Throughout the period, the Fund’s average maturity was maintained at approximately three days shorter than its Lipper peer group average, the Tax-Exempt Money Market Funds category. We also kept a strong liquidity position by investing a significant portion of assets in daily and weekly variable rate demand obligations. At period end, approximately 90% of the Fund’s holdings had a duration of less than one week.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.02%	0.03%	1.06%	0.01%
IMONEYNET TAX-FREE RETAIL	0.01	0.03	1.01

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2014. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.26% as of March 31, 2014. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2014, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	8.3%
2 - 15 DAYS	78.2
16 - 30 DAYS	0.6
31 - 60 DAYS	2.0
61 - 97 DAYS	0.8
98 - 180 DAYS	6.4
181 - 270 DAYS	3.3
271 - 366 DAYS	0.4

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
NET ASSETS	$6.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Expectations regarding U.S. monetary policy were the primary driver of price action across global financial markets during the 12-month reporting period ended March 31, 2014. Fixed-income markets in particular were rattled during the second quarter when former Federal Reserve Chairman Bernanke hinted that the Federal Reserve could taper the pace of its monthly financial asset purchases sooner than expected, prompting the benchmarks 10-year U.S. Treasury note to sell-off by more than 100 basis points (1.0%). The Federal Reserve eventually determined that improved forecasts for economic growth warranted a $10 billion monthly reduction in its asset purchases beginning in January 2014. Political factors also contributed to market volatility, with a U.S. government shutdown and subsequent eleventh-hour deal enabling the government to avoid a technical default in October. Conversely, policymakers in Europe managed to keep the eurozone out of the headlines, and the relative calm allowed for a slow economic recovery there.

Despite volatility in the broader markets, money market yields remained well anchored near zero. The U.S. debt ceiling crisis prompted some short-term volatility in October as investors shunned certain Treasury bills, but prices quickly normalized once Congress reached an agreement to reopen the government. In the fourth quarter of 2013, the Federal Reserve announced that it would begin testing a full-allotment fixed-rate reverse repurchase agreement facility with certain counterparties, including many money market funds. The testing phase has shown that once fully operational, the rate offered by the facility will likely set a floor for money market yields even as government money market funds grapple with limited issuance from U.S. government-sponsored enterprises. Given the Federal Reserve’s commitment to keep the federal funds target rate exceptionally accommodative for some time, as well as our expectation that the challenging supply dynamics for high quality U.S. government securities will continue, we selectively added duration to remain long versus our Lipper peer group average, the U.S. Government Money Market category. At the same time, we maintained a strong liquidity profile.

For the 12-month reporting period ended March 31, 2014, the U.S. Government Money Market Fund posted a total return of 0.01%, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Government & Agencies Retail category. As of March 31, 2014, the Fund’s current 7-day yield was 0.01%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.01%	0.01%	1.44%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	0.02	1.34

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2014. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.25% as of March 31, 2014. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2014, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to change.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	31.7%
2 - 15 DAYS	16.8
16 - 30 DAYS	13.4
31 - 60 DAYS	12.5
61 - 97 DAYS	6.1
98 - 180 DAYS	13.4
181 - 270 DAYS	6.1

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The bond market was quite volatile during the 12-month reporting period ended March 31, 2014, with the benchmark 10-year Treasury selling off by more than 100 basis points (1.0%) during the second quarter. Equities generally rallied during the period, pushing stock prices to multi-year highs. Shifting monetary policy expectations were the catalyst for many of the market’s moves. Most notably, investors were largely caught off guard by former Federal Reserve Chairman Bernanke’s comments in May 2013 suggesting that the central bank might taper the pace of its monthly asset purchases before the end of last year, much sooner than most had expected. The Federal Reserve eventually determined that its forecast for economic growth warranted a $10 billion monthly reduction in purchases beginning in January 2014. While news out of the eurozone was more quiescent than it had been in recent years, U.S. politicians stole the spotlight with a government shutdown and then a last-minute deal to head off a U.S. government default in October.

The debt ceiling crisis created some short-term volatility in the money markets as investors shied away from certain Treasury bills and hoarded cash. Before and after the crisis, however, the short end of the yield curve was largely range-bound, with yields pinned near zero. Issuance of government agency discount notes remained essentially flat year over year, offering no relief to money market funds seeking high quality investments. In January 2014, the U.S. Treasury auctioned off floating-rate notes for the first time. This inaugural issue was met with strong demand and traded at higher price levels than many had initially anticipated.

For the 12-month reporting period ended March 31, 2014, the U.S. Government Select Money Market Fund posted a total return of 0.01%, compared with the 0.01% return of its benchmark, the iMoney Net Fund Average™ — Government & Agencies Retail category. As of March 31, 2014, the Fund’s current 7-day yield was 0.01%. Given the Federal Reserve’s commitment to keep short-term rates exceptionally accommodative for some time, as well as our expectation that the challenging supply dynamics for high quality U.S. government securities will continue, we selectively added duration to remain long versus our Lipper peer group average, the U.S. Government Money Market category. At the same time, we maintained a strong liquidity profile.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	0.01%	1.40%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	0.01	0.02	1.34

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2014. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.25% as of March 31, 2014. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2014, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 75.

OVERNIGHT (ONE BUSINESS DAY)	23.7%
2 - 15 DAYS	19.3
16 - 30 DAYS	14.4
31 - 60 DAYS	14.0
61 - 97 DAYS	10.6
98 - 180 DAYS	12.6
181 - 270 DAYS	5.4

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
NET ASSETS	$3.7 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2014

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$444,611	$7,031,482	$6,254,912	$1,037,783	$3,102,161
Repurchase agreements, at cost which approximates fair value	–	1,344,365	–	376,512	649,886
Cash	8,670	40,113	212,881	1,991	–
Interest income receivable	403	6,127	5,843	77	176
Receivable for securities sold	200	19,729	5,365	7,343	–
Receivable for fund shares sold	4	–	–	–	4
Receivable from affiliates for expense reimbursements	37	478	479	108	282
Prepaid and other assets	1	9	6	2	3
Total Assets	453,926	8,442,303	6,479,486	1,423,816	3,752,512
LIABILITIES:
Cash overdraft	–	–	–	–	19
Payable for securities purchased	–	402,405	51,100	30,743	24,999
Payable for fund shares redeemed	–	59,838	34	9,401	–
Distributions to shareholders	4	69	54	12	32
Payable to affiliates:
Investment advisory fees	22	387	300	67	179
Administration fees	9	155	120	27	72
Custody and accounting fees	4	36	28	10	21
Transfer agent fees	9	155	120	27	71
Trustee fees	9	83	53	9	16
Accrued other liabilities	27	169	117	42	70
Total Liabilities	84	463,297	51,926	40,338	25,479
Net Assets	$453,842	$7,979,006	$6,427,560	$1,383,478	$3,727,033
ANALYSIS OF NET ASSETS:
Capital stock	$453,862	$7,987,612	$6,427,410	$1,383,484	$3,727,037
Accumulated undistributed net investment income (loss)	(11)	(40)	150	(6)	(4)
Accumulated undistributed net realized loss	(9)	(8,566)	–	–	–
Net Assets	$453,842	$7,979,006	$6,427,560	$1,383,478	$3,727,033
Shares Outstanding ($.0001 par value, unlimited authorization)	453,895	7,987,706	6,427,435	1,383,517	3,727,075
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2014

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$369	$14,962	$6,515	$1,526	$3,858
Total Investment Income	369	14,962	6,515	1,526	3,858
EXPENSES:
Investment advisory fees	1,001	19,919	15,249	3,458	8,876
Administration fees	401	7,968	6,099	1,383	3,551
Custody fees	54	850	636	183	403
Accounting fees	60	817	630	158	375
Transfer agent fees	401	7,968	6,099	1,383	3,551
Registration fees	10	54	45	29	33
Printing fees	10	139	63	19	33
Professional fees	35	134	104	47	70
Trustee fees	10	105	76	20	41
Other	11	89	67	21	38
Total Expenses	1,993	38,043	29,068	6,701	16,971
Less expenses voluntarily reimbursed by investment adviser	(1,075)	(13,751)	(15,463)	(3,428)	(8,895)
Less expenses contractually reimbursed by investment adviser	(587)	(10,127)	(7,692)	(1,851)	(4,533)
Less custodian credits	(2)	(1)	(7)	(3)	–
Net Expenses	329	14,164	5,906	1,419	3,543
Net Investment Income	40	798	609	107	315
NET REALIZED GAINS (LOSSES):
Net realized gains on:
Investments	–	92	546	14	22
Net Gains	–	92	546	14	22
Net Increase in Net Assets Resulting from Operations	$40	$890	$1,155	$121	$337

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEAR ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income	$40	$37	$798	$777	$609	$666	$107	$141	$315	$361
Net realized gains (losses) on:
Investments	–	(9)	92	133	546	262	14	31	22	44
Net Increase in Net Assets Resulting from Operations	40	28	890	910	1,155	928	121	172	337	405
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	83,887	(56,731)	(597,840)	1,300,291	(229,742)	(358,566)	54,103	(21,769)	189,420	100,928
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	83,887	(56,731)	(597,840)	1,300,291	(229,742)	(358,566)	54,103	(21,769)	189,420	100,928
DISTRIBUTIONS PAID:
From net investment income	(40)	(40)	(796)	(795)	(1,158)	(821)	(138)	(151)	(355)	(380)
Total Distributions Paid	(40)	(40)	(796)	(795)	(1,158)	(821)	(138)	(151)	(355)	(380)
Total Increase (Decrease) in Net Assets	83,887	(56,743)	(597,746)	1,300,406	(229,745)	(358,459)	54,086	(21,748)	189,402	100,953
NET ASSETS:
Beginning of year	369,955	426,698	8,576,752	7,276,346	6,657,305	7,015,764	1,329,392	1,351,140	3,537,631	3,436,678
End of year	$453,842	$369,955	$7,979,006	$8,576,752	$6,427,560	$6,657,305	$1,383,478	$1,329,392	$3,727,033	$3,537,631
Accumulated Undistributed Net Investment Income (Loss)	$(11)	$(11)	$(40)	$(42)	$150	$153	$(6)	$11	$(4)	$14

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	– (1)	– (1)	– (1)	– (1)	–	(1)
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	–	(3)
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.03%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$453,842	$369,955	$426,698	$469,628	$971,027
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.08%	0.16%	0.16%	0.27%	0.34	%(6)
Expenses, before reimbursements and credits(5)	0.50%	0.51%	0.49%	0.57%	0.72%
Net investment income (loss), net of reimbursements and credits(5)	0.01%	0.00%	0.01%	0.00%	(0.01)%
Net investment loss, before reimbursements and credits(5)	(0.41)%	(0.35)%	(0.32)%	(0.30)%	(0.39)%

(1)	Per share amount from net investment income (loss) was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $306,000 which represents 0.03% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	– (1)	–	(1)
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	–	(3)
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.02%	0.03%	0.05	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,979,006	$8,576,752	$7,276,346	$7,419,896	$7,682,040
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.18%	0.24%	0.18%	0.30%	0.47	%(7)
Expenses, before reimbursements and credits(6)	0.48%	0.48%	0.48%	0.55%	0.70%
Net investment income, net of reimbursements and credits(6)	0.01%	0.01%	0.02%	0.02%	0.05%
Net investment loss, before reimbursements and credits(6)	(0.29)%	(0.23)%	(0.28)%	(0.23)%	(0.18)%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 0.23% for the fiscal year ended March 31, 2010.
(6)	The impact on Net Assets due to any custody credits is less than 0.001%.
(7)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,976,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	– (1)	–	(1)
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	–	(3)
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.02%	0.01%	0.01%	0.02%	0.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,427,560	$6,657,305	$7,015,764	$6,688,741	$6,404,996
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.10%	0.17%	0.16%	0.29%	0.45	%(6)
Expenses, before reimbursements and credits(5)	0.48%	0.48%	0.48%	0.54%	0.70%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.02%	0.03%	0.09%
Net investment loss, before reimbursements and credits(5)	(0.37)%	(0.30)%	(0.30)%	(0.22)%	(0.16)%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,450,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	– (1)	–	(1)
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	–	(3)
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.02%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,383,478	$1,329,392	$1,351,140	$1,626,601	$1,445,539
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.10%	0.17%	0.12%	0.23%	0.32	%(6)
Expenses, before reimbursements and credits(5)	0.48%	0.48%	0.49%	0.54%	0.71%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.37)%	(0.30)%	(0.36)%	(0.30)%	(0.38)%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	– (1)	–	(1)
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	– (2)	–	(2)
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	– (3)	–	(3)
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,727,033	$3,537,631	$3,436,678	$3,122,906	$3,411,618
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.10%	0.15%	0.09%	0.20%	0.31	%(6)
Expenses, before reimbursements and credits(5)	0.48%	0.48%	0.48%	0.55%	0.69%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.37)%	(0.32)%	(0.38)%	(0.34)%	(0.37)%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.
(6)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $539,000 which represents 0.01% of average net assets for the fiscal year ended March 31, 2010. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0%

California – 92.3%

Alameda County California IDA Revenue VRDB, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	$4,135	$4,135

California Educational Facilities Authority Adjustable Revenue Refunding Bonds, Stanford University, Series L-4, 0.05%, 4/8/14	2,290	2,290

California Educational Facilities Authority Revenue Refunding VRDB, Stanford University, Series L-7, 0.05%, 4/8/14	1,300	1,300

California Health Facilities Financing Authority Revenue VRDB, (Bank of Montreal LOC), 0.05%, 4/8/14	6,725	6,725

California Health Facilities Financing Authority Revenue VRDB, Adventist Health System West, Series B, (U.S. Bank N.A. LOC), 0.05%, 4/1/14	3,500	3,500

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	5,900	5,900

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Series A, Pacific Gas & Electric, (Mizuho Bank Ltd. LOC), 0.07%, 4/1/14	5,350	5,350

California Infrastructure & Economic Development Bank Revenue VRDB, Southern California Public Radio Project, (JPMorgan Chase Bank N.A. LOC), 0.09%, 4/1/14	2,300	2,300

California Infrastructure and Economic Development Bank Revenue VRDB, (Comerica Bank LOC), 0.07%, 4/8/14	8,900	8,900

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.06%, 4/8/14	7,400	7,400

California Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica Bank LOC), 0.07%, 4/8/14	5,460	5,460

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific Gas & Electric, Series F, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/1/14	$3,100	$3,100

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Big Bear Disposal, Inc. Project, (Union Bank N.A. LOC), 0.08%, 4/8/14	2,210	2,210

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Mission Trail Waste, Series A, (Comerica Bank LOC), 0.08%, 4/8/14	2,440	2,440

California School Cash Reserve Program Authority Revenue Notes, Senior, Series A, 2.00%, 4/1/14	4,000	4,000

California School Cash Reserve Program Authority Revenue Notes, Senior, Series B, 2.00%, 6/2/14	3,300	3,310

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	7,000	7,020

California State Revenue Notes, Series A-2, 2.00%, 6/23/14	13,000	13,052

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.06%, 4/8/14	1,400	1,400

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC), 0.05%, 4/8/14	1,300	1,300

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Encanto Homes Apartments, (FHLB of San Francisco LOC), 0.06%, 4/8/14	5,800	5,800

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC), 0.07%, 4/8/14	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.07%, 4/8/14	$1,200	$1,200

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, South Shore Apartments, Series M, (FHLB of San Francisco LOC), 0.05%, 4/8/14	10,290	10,290

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC), 0.05%, 4/8/14	7,785	7,785

California Statewide Communities Development Authority Revenue VRDB, Development at Robert Louis Stevenson, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	6,700	6,700

Castaic Lake Water Agency California Revenue COPS VRDB, 1994 Refunding Project, Series A, (Wells Fargo Bank N.A. LOC), 0.05%, 4/8/14	4,500	4,500

City & County of San Francisco California Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC LOC), 0.05%, 4/8/14	15,600	15,600

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.07%, 4/8/14	6,420	6,420

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.07%, 4/8/14	6,160	6,160

City of Livermore California COPS VRDB, Capital Projects, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	1,300	1,300

City of Manhattan Beach California COPS Refunding VRDB, (Union Bank N.A. LOC), 0.06%, 4/8/14	2,180	2,180

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

City of Oceanside California Multifamily Housing Revenue VRDB, Shadow Way, Non AMT, (FHLMC LOC), 0.05%, 4/8/14	$1,500	$1,500

City of Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.05%, 4/8/14	100	100

Corona California Multifamily Housing Revenue Refunding VRDB, Country Hills Project, (FHLMC LOC), 0.07%, 4/8/14	4,600	4,600

County of Riverside Teeter Obligation Revenue Notes, Series D, 2.00%, 10/15/14	2,000	2,019

Deutsche Bank Spears/Lifers Trust Goldman Sachs Adjustable Revenue Bonds, Series DBE-709, (Deutsche Bank A.G. Gtd.), 0.21%, 4/8/14 (1)	14,299	14,299

Deutsche Bank Spears/Lifers Trust, Goldman Sachs G.O., Series DB-461, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	7,310	7,310

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-649, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14	11,096	11,096

East Bay Municipal Utility District Wastewater System Revenue Refunding VRDB, Series C, 0.06%, 4/8/14	7,000	7,000

Golden Empire Schools Financing Authority Lease Revenue Refunding VRDB, Floating Notes, Kern High School, Series D, 0.36%, 4/3/14 (2)	3,500	3,500

Golden State Tobacco Securitization Corp. Tobacco Settlement Adjustable Revenue Bonds, Eagle-20130013, Class A, (Berkshire Hathaway, Inc. Insured), 0.16%, 4/8/14 (1)	9,900	9,900

Irvine Ranch Water District VRDB, Special Assessment, Districts Numbers 140-240-105-250, (Bank of New York Mellon LOC), 0.05%, 4/1/14	6,700	6,700

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

Kern Community College District Variable Refunding COPS, 0.16%, 4/1/14 (2)	$4,500	$4,500

Los Angeles California Multifamily Revenue Refunding VRDB, Mountainback, Series B, (FHLMC LOC), 0.08%, 4/8/14	8,240	8,240

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Series A1, First Tier, 0.06%, 4/8/14	5,000	5,000

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-2, 0.07%, 4/1/14	2,500	2,500

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.05%, 4/8/14	5,525	5,525

Los Angeles Harbor Department Municipal Interest Bearing CP, 0.11%, 6/12/14	5,000	5,000

Los Angeles, California Department of Water & Power Revenue VRDB, Power Systems, Series A-8, 0.06%, 4/8/14	2,200	2,200

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.04%, 4/8/14	7,500	7,500

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (Union Bank N.A. LOC), 0.05%, 4/8/14	4,000	4,000

Nuveen California Dividend Advantage Municipal Fund 3 VRDP, Series 1-1600, 0.14%, 4/8/14 (1)	7,000	7,000

Nuveen California Select Quality Municipal Fund, Inc. VRDP, Series 1-1589, 0.13%, 4/8/14 (1)	5,000	5,000

Orange County California Apartment Development Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.05%, 4/8/14	7,435	7,435

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Series I, (FNMA LOC), 0.07%, 4/8/14	$3,000	$3,000

Riverside County California COPS VRDB, Aces-Riverside County Public Facilities, Series B, (State Street Bank & Trust Co. LOC), 0.05%, 4/8/14	850	850
Series C, (State Street Bank & Trust Co. LOC), 0.05%, 4/8/14	500	500

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Tyler Springs Apartments, Series C, (FNMA LOC), 0.06%, 4/8/14	7,450	7,450

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Seasons at Winter, Series C-2, (FHLMC LOC), 0.07%, 4/8/14	7,100	7,100

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Ashford, Series D, (FNMA LOC), 0.06%, 4/8/14	990	990

Sacramento Municipal Utility District Revenue Refunding VRDB, Series J, (Bank of America N.A. LOC), 0.06%, 4/8/14	20,000	20,000

San Bernardino County California Multifamily Revenue Refunding VRDB, Housing Mortgage Mountain View, Series A, (FNMA LOC), 0.09%, 4/8/14	7,110	7,110

San Francisco City & County Airports Commission International Airport Revenue Refunding VRDB, Series 37C, (Union Bank N.A. LOC), 0.06%, 4/8/14	9,095	9,095

Southern California Public Power Authority Revenue VRDB, Natural Gas Project, (Barclays Bank PLC LOC), 0.06%, 4/8/14	6,630	6,630

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.0% – continued

California – 92.3% – continued

State of California G.O. Unlimited VRDB, Series B, Subseries B-2, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.06%, 4/8/14	$19,050	$19,050

State of California G.O., Series A-3, (Bank of Montreal LOC), 0.05%, 4/1/14	11,600	11,600

State of California Municipal Interest Bearing CP, (Wells Fargo & Co. LOC), 0.08%, 5/6/14	5,000	5,000

Sunnyvale COPS Refunding VRDB, Government Center Site, Series A, (Union Bank N.A. LOC), 0.06%, 4/8/14 (1)	2,305	2,305

Tahoe Forest Hospital District California Revenue VRDB, Health Facility, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	2,455	2,455

West Hills Community College District COPS VRDB, (Union Bank N.A. LOC), 0.05%, 4/8/14	13,025	13,025

Western Municipal California Water District Facilities Authority Revenue Refunding Bonds, Series A, (Union Bank N.A. LOC), 0.06%, 4/8/14	6,500	6,500
		418,611

Florida – 5.2%

Orange County Florida Housing Financial Authority Multifamily Housing Revenue Refunding Bonds, Post Lake Apartments Project, (FNMA LOC), 0.06%, 4/8/14	23,700	23,700

Maryland – 0.5%

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare, Series A (Union Bank N.A. LOC), 0.06%, 4/8/14	2,300	2,300
Total Municipal Investments
(Cost $444,611)		444,611

Total Investments – 98.0%
(Cost $444,611)(3)		444,611

Other Assets less Liabilities – 2.0%		9,231
NET ASSETS – 100.0%		$453,842

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The cost for federal income tax purposes was $444,611.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Air, Transportation, Water Services and Solid Waste Management	14.5%
Educational Services	15.0
Executive, Legislative & General Government	9.8
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	6.3
Miscellaneous Revenues	11.2
Urban and Community Development, Housing Programs and Social Services	29.4
All other sectors less than 5%	13.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2014:

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by California Municipal Money Market Fund	$–	$444,611	(1)(2)	$–	$444,611

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Fund are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the Fund as Level 1, due to quoted market prices being available in active markets.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 7.9%

ABS Other – 7.9%

Barclays Bank PLC, 0.21%, 4/9/14	$31,055	$31,054
0.25%, 6/23/14	15,125	15,116
0.25%, 6/30/14	35,335	35,313

Bedford Row Funding Corp., 0.32%, 9/15/14	11,000	10,984
0.30%, 10/20/14	24,000	23,960

Collateralized Commercial Paper II, 0.30%, 6/9/14	30,165	30,148
0.18%, 7/22/14 (1)(2)	35,000	34,980

Collateralized Commercial Paper LLC, 0.29%, 7/14/14	38,135	38,103

Concord Minutemen Capital Co. LLC, Class A, 0.19%, 5/6/14	65,000	64,988

Crown Point Capital Co. LLC, 0.19%, 5/5/14	44,645	44,637

Fairway Finance Co. LLC, 0.15%, 5/7/14	20,000	19,997

Gemini Securitization Corp. LLC, 0.21%, 4/28/14	19,000	18,997
0.24%, 5/29/14	34,000	33,987

Kells Funding LLC, 0.21%, 4/7/14 (3)	8,000	8,000
0.15%, 5/13/14	39,500	39,493
0.20%, 7/30/14	17,000	16,989
0.21%, 8/8/14	30,000	29,977
0.22%, 8/28/14	16,420	16,405

Liberty Street Funding LLC, 0.19%, 5/19/14	25,390	25,384

Ridgefield Funding Co. LLC, 0.20%, 4/7/14	21,440	21,439
0.25%, 5/16/14	37,590	37,578

Victory Receivables Corp., 0.17%, 4/14/14	34,096	34,094
		631,623
Total ABS Commercial Paper
(Cost $631,623)		631,623

ASSET-BACKED SECURITIES – 1.3%

ABS Other – 0.4%

CNH Equipment Trust, Series 2014-A, Class A1, 0.20%, 2/17/15	28,060	28,060

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.3% – continued

Car Loan – 0.9%

Fifth Third Auto Trust, Series 2014-1, Class A1, 0.20%, 3/16/15	$26,114	$26,114

Ford Credit Auto Owner Trust, Series 2013-D, Class A1, 0.24%, 12/15/14 (1)	3,754	3,754

Ford Credit Auto Owner Trust, Series 2014-A, Class A1, 0.23%, 1/15/15 (1)	15,091	15,091

Honda Auto Receivables Owner Trust, Series 2014-1, Class A1, 0.19%, 3/23/15	27,389	27,389
		72,348
Total Asset-Backed Securities
(Cost $100,408)		100,408

CERTIFICATES OF DEPOSIT – 35.3%

Banking – 35.3%

Bank of America N.A., 0.20%, 4/21/14	65,000	65,000

Bank of America N.A., New York Branch, 0.21%, 7/1/14	50,000	50,000
0.26%, 9/8/14	35,000	35,000

Bank of Montreal, Chicago Branch, 0.18%, 6/11/14	36,655	36,655
0.18%, 6/19/14	34,000	34,000

Bank of Nova Scotia, Houston, 0.20%, 4/1/14, FRCD (3)	40,000	40,000
0.24%, 4/1/14, FRCD (3)	33,000	33,000
0.26%, 4/1/14, FRCD (3)	40,000	40,000
0.17%, 4/7/14, FRCD (3)	45,000	45,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.19%, 4/23/14	60,000	60,000
0.25%, 5/15/14	58,000	58,000
0.25%, 7/8/14	25,000	25,000

Bank Tokyo-Mitsubishi UFJ Financial Group, Inc., 0.25%, 8/11/14	15,000	15,000

Barclays Bank PLC, New York Branch, 0.25%, 5/9/14	58,000	58,000

BNP Paribas S.A., Chicago Branch, 0.23%, 5/21/14	47,000	47,000
0.22%, 6/10/14	52,000	52,000

BNP Paribas S.A., New York Branch, 0.32%, 4/21/14	59,500	59,503

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 35.3% – continued

Banking – 35.3% – continued

Branch Banking and Trust Co., 0.17%, 4/28/14	$100,000	$100,000

Canadian Imperial Bank of Commerce, 0.23%, 4/1/14, FRCD (3)	20,000	20,000

Chase Bank USA N.A., 0.25%, 4/25/14	43,180	43,183

Citibank N.A., New York Branch, 0.25%, 9/2/14	80,000	80,000
0.24%, 9/24/14	45,000	45,000

Commonwealth Bank of Australia, London, 0.24%, 5/7/14, FRCD (3)	50,000	50,000

Credit Agricole S.A., London, 0.23%, 5/6/14	85,000	85,000
0.23%, 6/19/14	70,000	70,000

Credit Suisse, New York, 0.23%, 7/1/14	55,300	55,300

Deutsche Bank A.G., New York Branch, 0.25%, 5/29/14	45,000	45,000

DNB Nor Bank ASA, New York Branch, 0.19%, 5/5/14	31,623	31,623
0.18%, 6/9/14	32,000	32,000

Mitsubishi UFJ Trust & Banking Corp., 0.22%, 6/9/14	35,000	35,000

Mizuho Bank Ltd., New York Branch, 0.22%, 6/2/14	15,915	15,915
0.20%, 6/23/14	48,710	48,710

National Australia Bank Ltd., London, 0.18%, 4/22/14, FRCD	60,000	60,000
0.24%, 6/9/14, FRCD (3)	40,000	40,000

Nordea Bank Finland PLC, New York, 0.19%, 5/5/14	29,698	29,698
0.16%, 6/27/14	52,000	51,999

Norinchukin Bank, New York Branch, 0.21%, 6/9/14	35,000	35,000

Oversea-Chinese Banking Corp., 0.19%, 4/29/14	14,595	14,595
0.24%, 6/12/14	55,000	55,000

Royal Bank of Canada, New York, 0.25%, 4/1/14, FRCD (3)	42,000	42,000
0.19%, 4/18/14, FRCD (3)	32,000	32,000
0.16%, 4/22/14, FRCD (3)	40,000	40,000

Skandinaviska Enskilda Banken AB, 0.27%, 4/16/14	30,000	30,001

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 35.3% – continued

Banking – 35.3% – continued

Skandinaviska Enskilda Banken AB, New York, 0.19%, 5/2/14	$62,305	$62,305
0.19%, 5/28/14	40,560	40,560

Societe Generale, New York Branch, 0.20%, 6/25/14	80,000	80,000

Sumitomo Mutsui Bank, New York, 0.25%, 8/11/14	53,385	53,385

Svenska Handelsbanken AB, 0.18%, 6/19/14	41,535	41,535

Svenska Handelsbanken, New York, 0.18%, 5/23/14	60,000	60,000
0.16%, 5/30/14	22,000	22,000

Toronto Dominion Bank, New York, 0.24%, 5/6/14, FRCD (3)	58,000	58,000

US Bank N.A., 0.09%, 4/1/14	76,025	76,025

Wells Fargo Bank N.A., 0.20%, 4/1/14, FRCD (3)	30,800	30,801
0.24%, 4/1/14, FRCD (3)	37,575	37,575
0.23%, 4/14/14, FRCD (3)	37,000	37,000
0.21%, 4/17/14, FRCD	45,340	45,340
0.20%, 4/23/14, FRCD	30,000	30,000
0.20%, 5/2/14	54,880	54,880
0.21%, 8/11/14	25,000	25,000
0.21%, 9/2/14	32,840	32,840
0.21%, 9/8/14	30,000	30,000

Westpac Banking Corp., New York, 0.26%, 4/1/14, FRCD (3)	17,000	17,000
0.24%, 5/7/14, FRCD (3)	38,000	38,000

		2,812,428
Total Certificates of Deposit
(Cost $2,812,428)		2,812,428

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 9.1%

Banking – 7.0%

Australia and New Zealand Banking Group, 0.28%, 4/1/14 (3)	$10,000	$10,000
0.24%, 5/19/14 (3)	60,000	60,000

Bank of Nova Scotia, New York Branch, 0.19%, 6/26/14	20,545	20,536

Commonwealth Bank of Australia, 0.23%, 6/16/14 (3)	22,765	22,765

DNB ASA, 0.18%, 6/4/14	60,205	60,186

ING US Funding LLC, 0.24%, 4/10/14	41,885	41,882
0.24%, 7/1/14	61,000	60,964

JP Morgan Securities LLC, 0.30%, 4/24/14	55,000	54,989

Nordea Bank AB, 0.18%, 6/26/14 (1)(2)	62,000	61,974

Societe Generale, North America, Inc., 0.23%, 5/12/14	72,100	72,082

United Overseas Bank Ltd., 0.20%, 4/7/14	14,810	14,809
0.22%, 5/5/14	15,190	15,187

Westpac Banking Corp., 0.24%, 4/8/14 (3)	23,000	23,012

Westpac Banking Corp., New York, 0.27%, 4/11/14 (3)	20,000	20,000
0.24%, 6/18/14 (3)	20,000	20,000
		558,386

Foreign Agencies – 0.3%

Caisse Des Depots Et Consignations, 0.19%, 6/9/14	21,700	21,692

Non Captive Diversified – 1.8%

General Electric Capital Corp., 0.24%, 4/28/14	22,220	22,216
0.20%, 7/28/14	47,500	47,469
0.21%, 8/6/14	75,000	74,944
		144,629
Total Commercial Paper
(Cost $724,707)		724,707

CORPORATE NOTES/BONDS – 7.3%

Automotive – 1.3%

American Honda Finance Corp., 0.24%, 5/20/14, FRN (1)	16,105	16,105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 7.3% – continued

Automotive – 1.3% – continued
0.23%, 6/12/14, FRN (3)	$30,800	$30,800

Toyota Motor Credit Corp., 0.24%, 4/14/14, FRN (3)	56,370	56,370
		103,275

Consumer Products – 0.6%

Kimberly-Clark Corp., 4.17%, 12/19/14 (1)	44,925	46,200

Foreign Agencies – 2.4%

Export Development Canada, 0.12%, 4/1/14, FRN (1)(3)	50,000	50,000
0.13%, 4/1/14, FRN (1)(3)	50,000	50,000

KFW, 0.13%, 4/1/14, FRN (3)	50,000	49,994
0.15%, 4/1/14, FRN (3)	39,000	39,000
		188,994

Retailers – 0.7%

Wal-Mart Stores, 5.40%, 6/1/14, FRN	59,000	59,520

Supranational – 2.1%

International Bank for Reconstruction & Development, 0.10%, 4/1/14, FRN (3)	45,000	44,999
0.13%, 4/1/14, FRN (3)	34,000	33,997
0.15%, 4/1/14, FRN (3)	46,000	46,000

International Finance Corp., 0.15%, 4/1/14, FRN (3)	18,000	18,000
3.00%, 4/22/14	25,000	25,041
		168,037

Technology – 0.2%

International Business Machines Corp., 0.22%, 5/5/14, FRN (3)	7,000	7,001
0.55%, 2/6/15	9,595	9,619
		16,620
Total Corporate Notes/Bonds
(Cost $582,646)		582,646

EURODOLLAR TIME DEPOSITS – 10.7%

Banking – 10.7%

Australia and New Zealand Banking, 0.18%, 4/8/14 (1)	45,000	45,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.07%, 4/1/14	204,650	204,650

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 10.7% – continued

Banking – 10.7% – continued
0.12%, 4/2/14	$202,475	$202,475
0.12%, 4/3/14	199,930	199,930

DBS Bank Ltd., Singapore Branch, 0.18%, 4/14/14 (1)	50,200	50,200

Svenska Handelsbanken, Cayman Islands, 0.02%, 4/1/14	150,000	150,000
		852,255
Total Eurodollar Time Deposits
(Cost $852,255)		852,255

MEDIUM TERM NOTES – 0.5%

Construction/Machinery – 0.1%

Caterpillar Financial Services Corp., 1.13%, 12/15/14	10,000	10,059

Non Captive Diversified – 0.4%

General Electric Capital Corp., 5.65%, 6/9/14	17,130	17,302
2.15%, 1/9/15	5,370	5,449
4.88%, 3/4/15	8,000	8,340
		31,091
Total Medium Term Notes
(Cost $41,150)		41,150

MUNICIPAL INVESTMENTS – 4.4%

California – 1.7%

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	32,675	32,766

Los Angeles California Department of Water & Power System Revenue VRDB, Subseries A-2, 0.06%, 4/8/14	11,300	11,300

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC LOC), 0.07%, 4/8/14	34,500	34,500

San Jose Financing Authority Taxable Revenue Refunding VRDB, Series F, (Bank of America N.A. LOC), 0.10%, 4/8/14	56,760	56,760
		135,326

District of Columbia – 0.6%

Metropolitan Washington Airports Authority

    Revenue Refunding VRDB, Subseries C-2,

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 4.4% – continued

District of Columbia – 0.6% – continued

(Barclays Bank PLC LOC), 0.08%, 4/1/14	$50,000	$50,000

Idaho – 0.0%

Glacier 600 LLC, (U.S. Bank N.A. LOC), 0.13%, 4/8/14 (3)	3,161	3,161

Massachusetts – 0.5%

Massachusetts Department of Transportation Metropolitan Highway System Revenue VRDB, Contract Assistance, Series A7, (Commonwealth of Massachusetts Gtd.), 0.07%, 4/8/14	38,370	38,370

Minnesota – 0.6%

County of Hennepin Municipal Interest Bearing CP, 0.14%, 5/9/14	48,400	48,400

New York – 0.5%

City of New York Adjustable G.O. Unlimited Bonds, Series 1, Subseries I-2, 0.07%, 4/1/14	38,300	38,300

Texas – 0.5%

Texas State TRANS, 2.00%, 8/28/14	40,125	40,419
Total Municipal Investments
(Cost $353,976)		353,976

U.S. GOVERNMENT AGENCIES – 8.0% (4)

Federal Farm Credit Bank – 1.3%

FFCB FRN, 0.08%, 4/1/14 (3)	25,000	25,000
0.14%, 4/1/14 (3)	42,000	41,995
0.17%, 4/1/14 (3)	6,000	6,000
0.33%, 4/1/14 (3)	30,000	30,010
		103,005

Federal Home Loan Bank – 6.4%

FHLB Bonds, 0.18%, 4/1/14	44,000	44,000
0.14%, 4/15/14	30,725	30,725
0.12%, 6/9/14	43,135	43,134
0.18%, 8/5/14	16,185	16,185
0.13%, 8/15/14	29,490	29,483

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 8.0% (4) – continued

Federal Home Loan Bank – 6.4% – continued
0.18%, 9/12/14	$20,000	$19,999
0.17%, 12/11/14	31,255	31,251
0.13%, 1/6/15	41,430	41,409

FHLB Discount Notes, 0.07%, 4/16/14	43,500	43,499
0.07%, 5/7/14	7,000	7,000
0.07%, 5/16/14	18,680	18,678

FHLB FRN, 0.11%, 4/5/14 (3)	40,000	40,000
0.15%, 4/11/14 (3)	43,000	42,993
0.08%, 4/16/14 (3)	15,000	15,000
0.11%, 4/18/14 (3)	50,000	49,999
0.14%, 5/1/14 (3)	40,000	40,000
		513,355

Federal National Mortgage Association – 0.3%

FNMA FRN, 0.13%, 4/5/14 (3)	25,000	24,993
Total U.S. Government Agencies
(Cost $641,353)		641,353

U.S. GOVERNMENT OBLIGATIONS – 3.6%

U.S. Treasury Bills – 3.1%
0.06%, 4/17/14	51,720	51,718
0.14%, 6/26/14	25,000	24,992
0.13%, 8/21/14	21,495	21,484
0.14%, 9/18/14	32,340	32,319
0.15%, 10/16/14	35,865	35,836
0.13%, 1/8/15	50,000	49,948
0.13%, 3/5/15	34,680	34,638
		250,935

U.S. Treasury Notes – 0.5%
0.13%, 7/31/14	20,000	19,996
0.25%, 9/15/14	20,000	20,005
		40,001
Total U.S. Government Obligations
(Cost $290,936)		290,936

Investments, at Amortized Cost
($7,031,482)		7,031,482

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 16.9%

Joint Repurchase Agreements – 0.7% (5)

Bank of America Securities LLC, dated 3/31/14, repurchase price $18,424 0.04%, 4/7/14	$18,424	$18,424

Morgan Stanley & Co., Inc., dated 3/31/14, repurchase price $18,424 0.06%, 4/7/14	18,424	18,424

Societe Generale, New York Branch, dated 3/31/14, repurchase price $18,423 0.05%, 4/7/14	18,423	18,423
		55,271

Repurchase Agreements – 16.2% (6)

Citigroup Global Markets, Inc., dated 3/31/14, repurchase price $108,094 0.08%, 4/1/14	108,094	108,094

Federal Reserve Bank of New York, dated 3/31/14, repurchase price $1,050,001 0.05%, 4/1/14	1,050,000	1,050,000

JPMorgan Securities LLC, dated 3/31/14,repurchase price $100,038 0.44%, 6/30/14 (1)	100,000	100,000

SG Americas Securities LLC, dated 3/31/14,repurchase price $31,000 0.17%, 4/1/14	31,000	31,000
		1,289,094
Total Repurchase Agreements
(Cost $1,344,365)		1,344,365

Total Investments – 105.0%
(Cost $8,375,847) (7)		8,375,847

Liabilities less Other Assets – (5.0)%		(396,841)
NET ASSETS – 100.0%		$7,979,006

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $96,954,000 or 1.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Collateralized Commercial Paper II, 0.18%, 7/22/14	3/25/14	$34,979

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Nordea Bank AB, 0.18%, 6/26/14	3/26/14	$61,973

(3)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$19,084	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$37,113	0.13% – 2.63%	6/30/14 – 7/15/22

Total	$56,197

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

Corporate Bonds	$140,172	0.68% – 8.75%	4/1/14 – 12/1/66
U.S. Treasury Bonds	$556,315	4.25%	5/15/39
U.S. Treasury Notes	$603,943	0.25% – 2.75%	6/30/15 – 11/15/21

Total	$1,300,430

(7)	The cost for federal income tax purposes was $8,375,847.

Percentages	shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 — Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2014:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund	$–	$8,375,847	(1)	$–	$8,375,847

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2014 there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3%

Alabama – 1.9%

Chatom Alabama IDB Gulf Opportunity Zone VRDB, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.21%, 4/8/14	$20,000	$20,000

Dothan Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (Wells Fargo Bank N.A. LOC), 0.07%, 4/8/14	12,000	12,000

Eclipse Funding Trust Revenue Bonds, Series 2006-0109-Solar Eclipse, Mobile, Alabama, (U.S. Bank N.A. LOC), 0.06%, 4/1/14 (1)	8,150	8,150

Mobile Industrial Development Board Adjustable PCR Bonds, 1st Series, Alabama Power Barry Plant, 0.08%, 4/1/14	15,000	15,000

Taylor-Ryan Improvement District No. 2 VRDB, Special Assessment, Improvement, (Wells Fargo Bank N.A. LOC), 0.07%, 4/8/14	9,700	9,700

Washington County Alabama IDA Revenue VRDB, Bay Gas Storage Co. Ltd. Project, (UBS A.G. LOC), 0.06%, 4/8/14	9,165	9,165

West Jefferson IDB PCR Refunding Bonds, Alabama Power Co. Project, 0.07%, 4/8/14	50,000	50,000
		124,015

Alaska – 1.4%

Alaska Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.06%, 4/8/14	50,760	50,760

Alaska Industrial Development & Export Authority Revenue Refunding VRDB, Greater Fairbanks, Series A, (Union Bank N.A. LOC), 0.05%, 4/8/14	11,625	11,625

Valdez Alaska Marine Terminal Revenue Refunding VRDB, Series A, ConocoPhillips, 0.08%, 4/8/14	30,000	30,000
		92,385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Arizona – 1.1%

Arizona Board of Regents COPS, Floaters, Series 1918, (Wells Fargo & Co. Gtd.), 0.09%, 4/8/14 (1)(2)	$25	$25

Phoenix Arizona IDA Multifamily Housing Revenue Refunding VRDB, Southwest Village Apartments Project, (FNMA LOC), 0.08%, 4/8/14	9,300	9,300

Phoenix Arizona IDA Student Housing Revenue VRDB, (Wells Fargo & Co. Gtd.), 0.06%, 4/8/14 (1)	16,450	16,450

Pima County Arizona IDA Multifamily Housing Revenue Refunding VRDB, Eastside Place Apartments Project, (FNMA LOC), 0.08%, 4/8/14	6,505	6,505

Salt River Arizona Project Agricultural Improvement & Power District Electric Revenue Bonds, Eagle 20060014, Class A, 0.06%, 4/8/14 (1)	8,700	8,700

State of Arizona Unemployment Insurance TRANS, Series A, 1.50%, 5/7/14	12,000	12,015

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects, (FNMA LOC), 0.08%, 4/8/14	16,220	16,220
		69,215

California – 8.1%

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	2,000	2,000

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica Bank LOC), 0.07%, 4/8/14	3,030	3,030

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.06%, 4/8/14	12,165	12,165

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

California – 8.1% – continued

California State G.O. Unlimited, Floating, Series C-4, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	$11,540	$11,540

California State Revenue Notes, Series A-1, 2.00%, 5/28/14	45,000	45,126

California State Revenue Notes, Series A-2, 2.00%, 6/23/14	2,500	2,510

California Statewide Communities Development Authority Adjustable COPS, Covenant Retirement Communities, Inc., (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/8/14	12,800	12,800

California Statewide Communities Development Authority Corp. COPS VRDB, Covenant Retirement Communities, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/8/14	10,800	10,800

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.06%, 4/8/14	45,500	45,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Broadway Studios Apartments, Series A, (FHLB of San Francisco LOC), 0.05%, 4/8/14	13,500	13,500

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Encanto Homes Apartments, (FHLB of San Francisco LOC), 0.06%, 4/8/14	6,900	6,900

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Highlander Pointe Apartments, Series A, (FHLB of San Francisco LOC), 0.07%, 4/8/14	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.07%, 4/8/14	4,500	4,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

California – 8.1% – continued

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, Series F, (FHLB of San Francisco LOC), 0.05%, 4/8/14	$3,600	$3,600

California Statewide Communities Development Authority Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	23,000	23,000

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	14,900	14,900

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.07%, 4/8/14	9,500	9,500

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.07%, 4/8/14	10,270	10,270

City of Livermore California COPS VRDB, Capital Projects, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	2,100	2,100

City of Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.05%, 4/8/14	5,100	5,100

County of Riverside Teeter Obligation Revenue Notes, Series D, 2.00%, 10/15/14	5,000	5,048

Daly City Housing Development Finance Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA LOC), 0.07%, 4/8/14	13,300	13,300

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-458, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	11,435	11,435

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

California – 8.1% – continued

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-461, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	$5,295	$5,295

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DB-662, (Deutsche Bank A.G. Gtd.), 0.10%, 4/8/14 (1)	8,193	8,193

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DBE-637, in CA, (Deutsche Bank A.G. Gtd.), 0.21%, 4/8/14 (1)	35,077	35,077

Irvine Unified School District Special Tax Adjustable Bonds, Community Facilities District 09, (Bank of America N.A. LOC), 0.08%, 4/1/14	5,418	5,418

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Subseries A-2, 0.06%, 4/8/14	10,700	10,700

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8, 0.06%, 4/8/14	26,300	26,300

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC LOC), 0.07%, 4/8/14	6,600	6,600

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.05%, 4/8/14	18,900	18,900

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-5, 0.04%, 4/8/14	10,000	10,000

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.05%, 4/8/14	11,800	11,800

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.04%, 4/8/14	4,000	4,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

California – 8.1% – continued

Orange County California Apartment Development Adjustable Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.05%, 4/8/14	$200	$200

Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Class I, Series I, (FNMA LOC), 0.07%, 4/8/14	7,000	7,000

Riverside County California COPS VRDB, Aces-Riverside County Public Facilities, Series B, (State Street Bank & Trust Co. LOC), 0.05%, 4/8/14	7,700	7,700

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Ashford, Series D, (FNMA LOC), 0.06%, 4/8/14	1,435	1,435

San Francisco City & County Airports Community International Airport Revenue Refunding VRDB, Second Series 37C, (Union Bank N.A. LOC), 0.06%, 4/8/14	4,800	4,800

State of California G.O. Unlimited VRDB, Series B, Subseries B-3, (Barclays Bank PLC LOC), 0.05%, 4/8/14	10,000	10,000

State of California G.O., Series A-3, (Bank of Montreal LOC), 0.05%, 4/1/14	12,500	12,500

University of California Municipal CP, 0.05%, 4/8/14	58,500	58,500

Western Municipal Water District Facilities Authority Revenue Refunding Bonds, Series A, (Union Bank N.A. LOC), 0.06%, 4/8/14	3,500	3,500
		521,542

Colorado – 0.9%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run, (FHLMC LOC), 0.05%, 4/8/14	9,830	9,830

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Colorado – 0.9% – continued

Castle Pines North Finance Corp. Colorado COPS VRDB, Series F, (Wells Fargo Bank N.A. LOC), 0.08%, 4/8/14 (1)	$2,460	$2,460

City of Colorado Springs Utilities System Revenue VRDB, System Improvement, Series A, 0.07%, 4/8/14	9,185	9,185

Colorado Educational & Cultural Facilities Authority Adjustable Revenue Bonds, Presentation School, (Union Bank N.A. LOC), 0.06%, 4/8/14	7,090	7,090

Colorado Educational & Cultural Facilities Authority Revenue Refunding VRDB, Nampa Christian Schools, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	4,440	4,440

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	610	610

Colorado Health Facilities Authority Adjustable Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	9,960	9,960

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	6,000	6,000

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3, 0.07%, 4/8/14	9,950	9,950
		59,525

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Connecticut – 0.1%

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Lawrence & Memorial Hospital, Series H, (TD Bank N.A. LOC), 0.06%, 4/8/14	$6,000	$6,000

District of Columbia – 0.2%

District of Columbia Revenue VRDB, D.C. Preparatory Academy, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	4,680	4,680

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.16%, 4/8/14	10,100	10,100
		14,780

Florida – 6.5%

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation, (FNMA LOC), 0.06%, 4/8/14	12,200	12,200

Collier County Florida Health Facilities Authority Revenue VRDB, The Moorings, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	18,500	18,500
0.06%, 4/8/14	10,220	10,220

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue Bonds, DBE-492, (Deutsche Bank A.G. Gtd.), 0.09%, 4/8/14 (1)	20,000	20,000

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Adjustable Revenue Bonds, Series DB-459, (Deutsche Bank A.G. Gtd.), 0.09%, 4/8/14 (1)	46,800	46,800

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DBE-538, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	15,060	15,060

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue VRDB, Series DB-487, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	13,885	13,885

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Florida – 6.5% – continued

Eclipse Funding Trust, Florida, Revenue Bonds, Series 2006-0043, Solar Eclipse Certificates, (U.S. Bank N.A. LOC), 0.06%, 4/8/14 (1)	$5,000	$5,000

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc., Series A, (TD Bank N.A. LOC), 0.07%, 4/1/14	2,455	2,455

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc., Series B, (TD Bank N.A. LOC), 0.07%, 4/1/14	25,395	25,395

Florida Housing Finance Agency Revenue VRDB, (FNMA LOC), 0.06%, 4/8/14	8,500	8,500

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist Health, Series I-2, 0.04%, 4/8/14	49,700	49,700

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series 1-5, 0.07%, 4/8/14	20,000	20,000

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health System, Series A, 0.07%, 4/8/14	41,370	41,370

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2, 0.05%, 4/8/14	3,000	3,000

Miami-Dade County Florida Educational Facilities Authority Revenue Bonds, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14(1)	15,055	15,055

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, Series E, (Branch Banking & Trust Co. LOC), 0.06%, 4/8/14	33,500	33,500

Orange County Florida Multifamily Housing Finance Authority Revenue Refunding VRDB, Heather Glen, Series E, (FNMA LOC), 0.08%, 4/8/14	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Florida – 6.5% – continued

Orlando-Orange County Expressway Authority Revenue Refunding VRDB, Subseries B-1, (Bank of Montreal LOC), 0.06%, 4/8/14	$26,500	$26,500

State of Florida Board of Public Education G.O. Eagle-720050054-Class A, 0.06%, 4/8/14 (1)	7,000	7,000

Sunshine State Governmental Financing Commission Revenue VRDB, Miami Dade County Program, Series B, (Bank of New York Mellon LOC), 0.05%, 4/8/14	15,970	15,970

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	19,070	19,070
		419,180

Georgia – 2.3%

Athens Housing Authority Multi Family Housing Adjustable Revenue Bonds, Rural Development Apartment Projects, (U.S. Treasury Escrowed), 0.35%, 8/1/14	14,565	14,565

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.07%, 4/8/14	4,200	4,200

Eclipse Funding Trust Solar Eclipse Atlanta Revenue Bonds, Series 2006-0024, (U.S. Bank N.A. LOC), 0.06%, 4/8/14 (1)	23,780	23,780

Gainesville & Hall County Development Authority Revenue VRDB, Senior Living Facility, Lanier Village, Series B, (TD Bank N.A. LOC), 0.07%, 4/1/14	11,600	11,600

Gwinnett County Georgia Development Authority Revenue VRDB, Nihan Hospitality LLC, Series E, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	9,800	9,800

Main Street National Gas, Inc. Georgia Gas Project Revenue VRDB, 0.06%, 4/8/14	54,800	54,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Georgia – 2.3% – continued

Marietta Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Wood Glen, (FHLMC LOC), 0.06%, 4/8/14	$6,000	$6,000

Monroe County Development Authority PCR VRDB, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.07%, 4/8/14	9,100	9,100

Richmond County Georgia Development Authority Revenue Bonds, Series B, MCG Health, Inc. Project, (Branch Banking & Trust Co. LOC), 0.06%, 4/8/14	11,600	11,600

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Azalea Park Apartments, (FNMA LOC), 0.07%, 4/8/14	5,400	5,400
		150,845

Idaho – 0.8%

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/14	48,000	48,214

Illinois – 5.1%

BB&T Municipal Trust G.O. Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.08%, 4/8/14 (1)	16,460	16,460

City of Chicago G.O. Unlimited VRDB, Series 21-B-5, Neighborhoods Alive, (Bank of New York Mellon LOC), 0.06%, 4/1/14	12,020	12,020

City of Chicago Illinois G.O. Unlimited VRDB, Neighborhoods Alive, Series 21-B-3, (Royal Bank of Canada LOC), 0.06%, 4/1/14	2,500	2,500

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, G.O., Series DBE-651, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14 (1)	8,644	8,644

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DBE-660, (Deutsche Bank A.G. Gtd.), 0.19%, 4/8/14 (1)	9,136	9,136

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Illinois – 5.1% – continued

Illinois Development Finance Authority IDR VRDB, Institution Gas Technology Project, (BMO Harris Bank N.A. LOC), 0.12%, 4/8/14	$1,000	$1,000

Illinois Development Finance Authority Revenue VRDB, Little City Foundation, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	2,595	2,595

Illinois Development Finance Authority Revenue VRDB, Mount Carmel High School Project, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	14,100	14,100

Illinois Development Finance Authority Revenue VRDB, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	7,000	7,000

Illinois Development Finance Authority Revenue VRDB, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.09%, 4/8/14	9,000	9,000

Illinois Development Financial Authority Revenue VRDB, Series 2003, Jewish Council Youth Services, (BMO Harris Bank N.A. LOC), 0.12%, 4/8/14	2,445	2,445

Illinois Educational Facilities Authority Revenue VRDB, Aurora University, 0.07%, 4/8/14	13,200	13,200

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago, Series B-3 0.16%, 3/12/15	10,000	10,000

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (PNC Bank N.A. LOC), 0.06%, 4/8/14	6,000	6,000

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (BMO Harris Bank N.A. LOC), 0.09%, 4/8/14	19,035	19,035

Illinois Finance Authority Adjustable Revenue Bonds, Joan W & Irving B Dance Project, (PNC Bank N.A. LOC), 0.07%, 4/8/14	6,000	6,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Illinois – 5.1% – continued

Illinois Finance Authority Revenue Bonds, Northwestern University, Subseries B, 0.04%, 4/8/14	$24,000	$24,000

Illinois Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	9,160	9,160

Illinois Finance Authority Revenue VRDB, All Saints Catholic, Series A, (BMO Harris Bank N.A. LOC), 0.08%, 4/8/14	8,200	8,200

Illinois Finance Authority Revenue VRDB, Community Action Partnership, (Citibank N.A. LOC), 0.09%, 4/8/14	4,950	4,950

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, (PNC Bank N.A. LOC), 0.07%, 4/8/14	9,500	9,500

Illinois Finance Authority Revenue VRDB, OSF Healthcare System Insured, (Barclays Bank PLC LOC), 0.05%, 4/8/14	25,000	25,000

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.08%, 4/8/14	6,560	6,560

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series A-1B, (Assured Guaranty Municipal Corp. Insured), 0.09%, 4/8/14	34,450	34,450

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D, (Royal Bank of Canada LOC), 0.07%, 4/8/14	6,800	6,800

Joliet Regional Port District Marine Term Revenue Refunding VRDB, Exxon Project, 0.07%, 4/1/14	6,000	6,000

Lisle Illinois Multifamily Housing Revenue Bonds, Ashley of Lisle Project, (FHLMC LOC), 0.08%, 4/8/14	26,525	26,525

Quad Cities Regional EDA Illinois Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.06%, 4/8/14	14,200	14,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Illinois – 5.1% – continued

University of Illinois Revenue Refunding VRDB, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	$8,200	$8,200

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities Systems, 0.07%, 4/8/14	7,370	7,370
		330,050

Indiana – 1.5%

County of Tippecanoe Indiana Revenue VRDB, Faith Property, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	4,860	4,860

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DBE-584, (Deutsche Bank A.G. Gtd.), 0.11%, 4/8/14 (1)	9,010	9,010

East Porter County Indiana School Building Corp. Revenue Bonds, Series DB-145, (Deutsche Bank A.G. Gtd.), 0.11%, 4/8/14 (1)(2)	5,520	5,520

Eclipse Funding Trust Revenue Bonds, (U.S. Bank N.A. LOC), 0.06%, 4/8/14 (1)	9,400	9,400

Indiana Development Finance Authority Revenue Bonds, Archer-Daniels-Midland Co., 0.07%, 4/8/14	8,000	8,000

Indiana Finance Authority Environmental Revenue Refunding VRDB, Series A3, Duke Energy Industry Project, (Mizuho Bank Ltd. LOC), 0.08%, 4/8/14	15,425	15,425

Indiana Finance Authority Revenue Refunding VRDB, Series D1, Trinity Health, 0.05%, 4/8/14	27,000	27,000

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.05%, 4/8/14	18,750	18,750
		97,965

Iowa – 1.7%

City of Hills Iowa Health Facilities Revenue VRDB, Mercy Hospital Project, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	30,370	30,370

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Iowa – 1.7% – continued

Iowa Finance Authority College Facilities Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC), 0.08%, 4/1/14	$940	$940

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	2,645	2,645

Iowa Finance Authority Midwestern Disaster Area Revenue VRDB, Archer-Daniels-Midland, 0.07%, 4/8/14	39,000	39,000

Iowa Higher Education Loan Authority College Facilities Revenue VRDB, Loras College Project, 0.08%, 4/1/14	12,050	12,050

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College Facilities, Loras, (Bank of America N.A. LOC), 0.08%, 4/1/14	9,865	9,865

Iowa Higher Education Loan Authority Revenue VRDB, Private College, (Bank of America N.A. LOC), 0.08%, 4/1/14	2,500	2,500

Iowa Higher Education Loan Authority Revenue VRDB, Private College Des Moines, (BMO Harris Bank N.A. LOC), 0.08%, 4/1/14	5,000	5,000

Urbandale Iowa IDR VRDB, Aurora Bus Park, (FHLB of Des Moines LOC), 0.08%, 4/8/14	8,200	8,200
		110,570

Kansas – 0.2%

City of Leawood G.O. Unlimited Temporary Notes, Series 1, 1.25%, 9/1/14	11,475	11,523

Kentucky – 1.2%

Boyle County Kentucky Hospital Revenue VRDB, Ephraim McDowell Health Project, (Branch Banking & Trust Co. LOC), 0.08%, 4/8/14	13,400	13,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Kentucky – 1.2% – continued

City of Fort Mitchell Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, Series A, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	$9,700	$9,700

City of Hazard Healthcare Revenue BANS, Appalachian Regional Healthcare, 1.00%, 12/1/14	14,000	14,047

City of Pikeville Kentucky Hospital Revenue Refunding & Improvement BANS, Pikeville Medical Center, 1.00%, 3/1/15	10,000	10,064

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Series B, Retirement Housing Foundation, 0.05%, 4/8/14	7,705	7,705

Kentucky Economic Development Financial Authority Education Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp., (Branch Banking & Trust Co. LOC), 0.06%, 4/8/14	5,600	5,600

Kentucky Economic Development Financial Authority Revenue Refunding VRDB, Retirement Housing Foundation, Series A-1A, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	8,030	8,030

Kentucky Housing Corp. Adjustable Revenue Bonds, Portland Plaza Apartments Project, (U.S. Treasury Escrowed), 0.35%, 8/1/14	3,250	3,250

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.07%, 4/8/14 (1)	7,077	7,077
		78,873

Louisiana – 0.8%

East Baton Rouge Parish Industrial Development Board, Inc. Revenue VRDB, Series A, Exxonmobil Project, 0.07%, 4/1/14	9,000	9,000

Eclipse Funding Trust Adjustable Revenue Bonds, Series 2007-0059, Solar Eclipse, (U.S. Bank N.A. LOC), 0.06%, 4/1/14 (1)	17,280	17,280

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Louisiana – 0.8% – continued

Louisiana Public Facilities Authority Revenue VRDB, Coca-Cola Bottling Co. Project, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	$24,000	$24,000
		50,280

Maine – 0.2%

Maine Health & Higher Educational Facilities Authority Revenue VRDB, Bowdoin College, (JPMorgan Chase Bank N.A. LOC), 0.08%, 4/8/14	14,600	14,600

Maryland – 3.6%

Anne Arundel County Maryland Revenue VRDB, Key School Facility, Series A, (Manufacturers & Traders Trust Co. LOC), 0.06%, 4/8/14	8,385	8,385

Baltimore County Maryland Revenue VRDB, Maryvale Prep School Facility, Series A, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	3,605	3,605

Baltimore County Maryland Revenue VRDB, Notre Dame Preparatory School, (Manufacturers & Traders Trust Co. LOC), 0.09%, 4/8/14	3,675	3,675

County of Montgomery Municipal Interest Bearing CP, 0.07%, 5/15/14	25,000	25,000

Eclipse Funding Trust Revenue Bonds, 2006-0154, Solar Eclipse, Maryland, (U.S. Bank N.A. LOC), 0.06%, 4/8/14(1)	27,750	27,750

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Pooled Loan Program, Series B, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	20,100	20,100

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare, Series A (Union Bank N.A. LOC), 0.06%, 4/8/14	30,000	30,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Maryland – 3.6% – continued

Maryland Housing and Community Development Administration Revenue VRDB, Residential, Series F, (PNC Bank N.A. LOC), 0.06%, 4/8/14	$12,865	$12,865

Maryland Industrial Development Financing Authority Port Facilities Revenue Refunding VRDB, Occidental Petroleum Corp., 0.08%, 4/8/14	32,700	32,700

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series A, Multifamily Housing Development, (FHLMC LOC), 0.06%, 4/8/14	16,950	16,950

Maryland State Economic Development Corp. Revenue VRDB, Opportunity Builders Facility, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	5,450	5,450

Prince Georges County Maryland Revenue Refunding VRDB, Collington Episcopal, Series A, (Bank of America N.A. LOC), 0.07%, 4/8/14	26,350	26,350

Washington Suburban Sanitary Commission G.O. Unlimited VRDB, BANS, Series B-2, 0.06%, 4/8/14	8,800	8,800

Washington Suburban Sanitary District Commission Variable G.O. Unlimited BANS, Series A, 0.06%, 4/8/14	9,400	9,400

Washington Suburban Sanitary District Commission Variable G.O. Unlimited BANS, Series B, 0.06%, 4/8/14	1,600	1,600
		232,630

Massachusetts – 0.8%

Massachusetts Development Finance Agency Revenue VRDB, Series A, Masonic Nursing Home, (Manufacturers & Traders Trust Co. LOC), 0.08%, 4/8/14	9,430	9,430

Massachusetts Port Authority Municipal Interest Bearing CP, (TD Bank N.A. LOC), 0.08%, 8/1/14	14,000	14,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Massachusetts – 0.8% – continued

Massachusetts State Development Finance Agency Revenue VRDB, Credit-Wilber School Apartments, Series A, (FHLB of Atlanta LOC), 0.06%, 4/8/14	$5,120	$5,120

RBC Municipal Products, Inc. Trust G.O. Floater Certificates, Series E-32, (Royal Bank of Canada LOC), 0.06%, 4/8/14 (1)	19,800	19,800
		48,350

Michigan – 0.9%

Ann Arbor Michigan Economic Development Corp. Revenue Refunding VRDB, Series B, Glacier Hills Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	3,280	3,280

Ann Arbor Michigan Economic Development Corp. Revenue VRDB, Series A, Glacier Hills, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	10,890	10,890

Michigan Finance Higher Education Facilities Authority Limited Obligation Revenue VRDB, University, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	7,745	7,745

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	10,200	10,200

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA Metropolitan Detroit Project, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	4,375	4,375

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Lansing St. Vincent Home Project, (Comerica Bank LOC), 0.06%, 4/8/14	4,960	4,960

Michigan State University Revenue VRDB, 0.05%, 4/8/14	1,000	1,000

Michigan Strategic Fund Limited Obligation Revenue VRDB, Tubelite, Inc. Project, (Comerica Bank LOC), 0.07%, 4/8/14	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Michigan – 0.9% – continued

University of Michigan Revenue VRDB, Series A, 0.06%, 4/1/14	$2,370	$2,370
		54,820

Minnesota – 2.3%

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, Series 2002, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	3,700	3,700

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	6,600	6,600

City of Edina Minnesota Multifamily Housing Revenue Refunding VRDB, Vernon Terrace Apartments Project, (FHLMC LOC), 0.06%, 4/8/14	5,705	5,705

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt Revenue Bonds, Series 2009-59, Minnesota, 0.06%, 4/8/14 (1)	25,900	25,900

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DBE-1214, (Deutsche Bank A.G. Gtd.), 0.13%, 4/8/14 (1)	10,200	10,200

Fridley Minnesota Senior Housing Refunding VRDB, Banfill Crossing, Series A, (FNMA LOC), 0.07%, 4/8/14	7,885	7,885

Minneapolis Minnesota Student Residence Revenue VRDB, Riverton Community Housing Project, (FHLB of Des Moines LOC), 0.07%, 4/8/14	6,315	6,315

Minnesota Agricultural & Economic Development Board Revenue VRDB, Evangelical Lutheran Project, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	13,050	13,050

Minnesota Higher Education Facilities Authority Revenue VRDB, Concordia University St. Paul, Series 6Q, (U.S. Bank N.A. LOC), 0.06%, 4/1/14	4,200	4,200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Minnesota – 2.3% – continued

Minnesota Rural Water Finance Authority, Inc. Public Projects Construction Revenue Notes, 1.00%, 1/1/15	$4,500	$4,525

Minnesota School Districts Capital Equipment Borrowing Program Tax & Aid Anticipation COPS, Series A, 2.00%, 9/16/14	10,500	10,586

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-19, (Royal Bank of Canada LOC), 0.06%, 4/8/14 (1)	30,000	30,000

St. Paul Minnesota Housing & Redevelopment Authority Revenue Bonds, Science Museum of Minnesota, Series A, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	15,900	15,900
		144,566

Mississippi – 1.3%

County of Jackson Pollution Control Adjustable Revenue Refunding Bonds, Chevron USA, Inc. Project, 0.07%, 4/1/14	14,600	14,600

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Multi-Modal, Peco Foods, Inc. Project, (BMO Harris Bank N.A. LOC), 0.07%, 4/8/14	6,650	6,650

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Series G, Chevron USA, (Chevron Corp. Gtd.), 0.07%, 4/1/14	30,650	30,650

Mississippi Business Finance Corp. Revenue VRDB, Chevron USA Inc., Series H, (Chevron Corp. Gtd.), 0.07%, 4/1/14	300	300

Mississippi Business Finance Corp. Revenue VRDB, Mississippi State Business Finance Commission Gulf Opportunity Zone, Chevron USA, Series E, (Chevron Corp. Gtd.), 0.07%, 4/1/14	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Mississippi – 1.3% – continued

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Series 1, North Mississippi Health Services, 0.06%, 4/8/14	$25,000	$25,000
		82,200

Missouri – 2.3%

Florissant Missouri IDA Revenue Refunding VRDB, Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	5,645	5,645

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Woodlands Partners Project, (FNMA LOC), 0.07%, 4/8/14	4,045	4,045

Missouri Development Finance Board Revenue VRDB, Missouri Association Municipal Utilities Lease, (U.S. Bank N.A. LOC), 0.08%, 4/1/14 (1)	8,590	8,590

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, SSM Health Care, Series C5, 0.07%, 4/8/14	8,600	8,600

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services Project, (PNC Bank N.A. LOC), 0.06%, 4/8/14	23,350	23,350

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital Freeman Health Systems, Series C, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	5,805	5,805

Missouri State Health & Educational Facilities Authority Revenue VRDB, Saint Louis Priory School Project, (U.S. Bank N.A. LOC), 0.08%, 4/8/14	900	900

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.08%, 4/8/14	6,665	6,665

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Missouri – 2.3% – continued

RBC Municipal Products, Inc. Trust Adjustable Revenue Bonds, Floater, Series E-47, (Royal Bank of Canada LOC), 0.06%, 4/8/14(1)	$24,995	$24,995

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-40, Related to Missouri, (Royal Bank of Canada LOC), 0.06%, 4/8/14(1)	18,000	18,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Casalon Apartments Project, (FNMA Escrowed), 0.06%, 4/8/14	6,170	6,170

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.06%, 4/8/14	21,000	21,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Remington Apartments Project, (FNMA Escrowed), 0.06%, 4/8/14	10,700	10,700
		144,465

Montana – 0.3%

City of Forsyth Montana PCR Refunding VRDB, Pacificorp Project, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/1/14	16,880	16,880

Nebraska – 1.8%

Central Plains Energy Project Nebraska Gas Project VRDB, Project No. 2, 0.06%, 4/8/14	24,200	24,200

Central Plains Gas Energy Project Revenue Bonds, Series 91TP, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14(1)	8,345	8,345

Deutsche Bank Spears/Lifers Trust, Revenue Bonds, Series DBE-1101, (Deutsche Bank A.G. Gtd.), 0.11%, 4/8/14(1)	10,000	10,000

Douglas County Hospital Authority No. 2 Revenue Refunding VRDB, Health Facilities Children’s, Series A, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	13,420	13,420

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Nebraska – 1.8% – continued

Lancaster County Hospital Authority No. 1 Revenue Refunding VRDB, Bryanlgh Medical Center, Series B-1, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	$22,660	$22,660

Omaha Nebraska Public Power District Separate Electric Revenue Bonds, Omaha Power, Eagle-720053008-Class A, (Columbia Insurance Co. Insured), 0.07%, 4/8/14(1)	27,760	27,760

Saline County Hospital Authority No. 1 Revenue Refunding VRDB, Series C, Bryanlgh Medical Center, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	8,240	8,240
		114,625

Nevada – 0.2%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	3,400	3,400

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	8,215	8,215
		11,615

New Hampshire – 0.8%

New Hampshire Business Finance Authority Revenue VRDB, Littleton Regional Hospital, (TD Bank N.A. LOC), 0.08%, 4/1/14	6,860	6,860

New Hampshire Health & Education Facilities Authority Revenue VRDB, Easter Seals New Hampshire, Series A, (FHLB of Boston LOC), 0.08%, 4/8/14	9,875	9,875

New Hampshire Health & Education Facilities Authority Revenue VRDB, Phillips Exeter Academy, 0.09%, 4/8/14	25,000	25,000

New Hampshire Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.06%, 4/8/14	7,055	7,055
		48,790

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

New Jersey – 1.5%

BB&T Municipal Trust Adjustable Revenue Bonds, Floaters, Series 2019, (Branch Banking & Trust Co. LOC), 0.08%, 4/8/14(1)	$21,700	$21,700

BB&T Municipal Trust Revenue Bonds, Series 2047, (Branch Banking & Trust Co. LOC), 0.08%, 4/8/14(1)	325	325

County of Hudson G.O. Unlimited BANS, 2.00%, 12/5/14	15,000	15,172

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DB-447, New Jersey, (Deutsche Bank A.G. Gtd.), 0.08%, 4/8/14(1)	30,670	30,670

Hudson County Improvement Authority Gtd. Pooled Revenue Notes, Series P-1, (Hudson County, New Jersey Insured), 1.00%, 5/23/14	13,000	13,011

Hudson County Improvement Authority Guaranteed Pooled Revenue Notes, Series S-1, (Hudson County, New Jersey Insured), 1.00%, 12/10/14	5,000	5,021

Nuveen New Jersey Dividend Advantage Municipal Fund VRDP, 0.16%, 4/8/14(1)	10,000	10,000
		95,899

New Mexico – 1.7%

New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue VRDB, Series B, 0.06%, 4/8/14	74,200	74,200

New Mexico State Hospital Equipment Loan Council Revenue VRDB, Presbyterian Healthcare, Series B, 0.06%, 4/8/14	16,500	16,500
Series C, 0.06%, 4/8/14	19,500	19,500
		110,200

New York – 10.0%

BB&T Municipal Trust Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.13%, 4/8/14(1)	12,325	12,325

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

New York – 10.0% – continued

City of New York Adjustable G.O. Unlimited Bonds, Subseries D-4, (TD Bank N.A. LOC), 0.07%, 4/1/14	$35,000	$35,000

City of New York G.O. Unlimited VRDB, Subseries H-4, (Bank of New York Mellon LOC), 0.06%, 4/1/14	8,025	8,025

City of New York G.O., Subseries D-3, (Bank of New York Mellon LOC), 0.06%, 4/1/14	16,700	16,700

City of New York G.O., Subseries G-7, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.07%, 4/1/14	985	985

Cohoes Industrial Development Agency Urban Cultural Park Facilities Revenue VRDB, Eddy Cohoes Project, (Bank of America N.A. LOC), 0.05%, 4/8/14	1,960	1,960

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding VRDB, Series A-2, Series A-2 (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.05%, 4/8/14	12,040	12,040

Metropolitan Transportation Authority New York Revenue VRDB, Subseries E-2, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	10,000	10,000

Monroe County New York Industrial Development Agency Revenue VRDB, Margaret Woodbury Strong, (Manufacturers & Traders Trust Co. LOC), 0.06%, 4/8/14	27,750	27,750

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home, (HSBC Bank USA N.A. LOC), 0.08%, 4/8/14	4,645	4,645

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.06%, 4/1/14	28,300	28,300

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

New York – 10.0% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, New York City Water, Series AA-2, 0.06%, 4/8/14	$30,000	$30,000

New York City Municipal Water Finance Authority Water & Sewer System Revenue VRDB, Subseries B-1B, 0.05%, 4/8/14	50,000	50,000

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14(1)	2,500	2,500

New York City Trust for Cultural Resources Revenue Refunding VRDB, Lincoln Center, Series A-1, (JPMorgan Chase Bank N.A. LOC), 0.08%, 4/1/14	13,000	13,000

New York Liberty Development Corp. Revenue Refunding VRDB, Series A1, World Trade Center Project, (U.S. Treasury Escrowed), 0.15%, 12/17/14	20,030	20,030

New York Liberty Development Corp. Revenue Refunding VRDB, Series A1-3, World Trade Center, (U.S. Treasury Escrowed), 0.15%, 12/17/14	137,000	137,000

New York Mortgage Agency Homeowner Revenue VRDB, Series 159, 0.06%, 4/8/14	30,000	30,000

New York State Dormitory Authority Revenue Non-State Supported Debt VRDB, Samaritan Medical Center, Series B, (HSBC Bank USA N.A. LOC), 0.05%, 4/8/14	8,625	8,625

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.05%, 4/8/14	2,800	2,800

New York State Energy Research & Development Authority Revenue Bonds, Subseries A-4, (Bank of Nova Scotia LOC), 0.05%, 4/8/14	11,600	11,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

New York – 10.0% – continued

New York State Housing Finance Agency Revenue VRDB, 160 Madison Avenue, (PNC Bank N.A. LOC), 0.08%, 4/1/14	$12,355	$12,355

New York State Housing Finance Agency Revenue VRDB, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.06%, 4/8/14	10,000	10,000

New York State Housing Finance Agency Revenue VRDB, Affordable Housing, Clinton Park Phase II, Series E-31, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	15,000	15,000

New York State Housing Finance Agency Revenue VRDB, Series A, Riverside Center, (Bank of America N.A. LOC), 0.07%, 4/8/14	24,700	24,700

New York State Housing Finance Agency Revenue VRDB, Series A-320, West 38th Street, (Wachovia Bank N.A. LOC), 0.07%, 4/8/14	13,905	13,905

New York State Housing Finance Agency Revenue VRDB, West 30th Street Housing, Series A-2, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	16,700	16,700

New York State Housing Finance Agency Revenue VRDB, West Chelsea, Series A, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	29,000	29,000

North Tonawanda City School District G.O. Unlimited BANS, 1.00%, 9/18/14	7,555	7,578

Onondaga County New York Industrial Development Agency Civic Facilities Revenue VRDB, Syracuse Research Corp. Project, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	6,265	6,265

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-33, (Invesco VK Trust for Investment Grade NY Municipals Escrowed), 0.26%, 4/8/14(1)	38,000	38,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

New York – 10.0% – continued

Town of Niagara New York Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.05%, 4/8/14	$7,120	$7,120
		643,908

North Carolina – 2.1%

BB&T Municipal Trust Floaters, Series 1038, (Branch Banking & Trust Co. LOC), 0.23%, 4/8/14(1)	5,615	5,615

City of Raleigh North Carolina COPS VRDB, Series B, Downtown, 0.06%, 4/8/14	36,300	36,300

Forsyth County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	1,310	1,310

Guilford County North Carolina G.O. VRDB, Series A, 0.06%, 4/8/14	18,055	18,055
Series B, 0.06%, 4/8/14	4,100	4,100

North Carolina Capital Facilities Finance Agency Revenue Bonds, Eagle-20060012 Class A, 0.06%, 4/8/14(1)	12,000	12,000

North Carolina Capital Facilities Finance Agency Revenue VRDB, YMCA of Greater Charlotte Project, Series A, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	4,435	4,435

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Campbell University, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	5,100	5,100

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Rocky Mountain Preparatory School, Series H, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	5,500	5,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

North Carolina – 2.1% – continued

North Carolina Capital Recreational Facilities Finance Agency Revenue VRDB, YMCA Greater Charlotte Project, Series B, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	$11,610	$11,610

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.07%, 4/8/14(1)	5,800	5,800

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series B, 0.06%, 4/8/14	26,600	26,600
		136,425

Ohio – 1.3%

Akron Bath Copley Ohio Joint Township Hospital District Revenue VRDB, Hospital Facilities-Summa Health Systems, Series B, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	12,355	12,355

Cleveland Ohio Airport System Revenue VRDB, Series D, (Bank of America N.A. LOC), 0.08%, 4/8/14	9,300	9,300

Cleveland-Cuyahoga County Ohio Port Authority Revenue VRDB, Euclid Avenue Housing Corp. Project, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	8,760	8,760

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Playhouse Square Foundation Project, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	9,175	9,175

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Series C, Museum of Art Project, 0.06%, 4/8/14	4,900	4,900

County of Franklin Ohio Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.06%, 4/8/14	2,450	2,450

Franklin County Ohio Health Care Facilities Revenue VRDB, Friendship Village Dublin, Series B, (PNC Bank N.A. LOC), 0.06%, 4/8/14	8,960	8,960

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Ohio – 1.3% – continued

Lancaster Port Authority Ohio Gas Revenue VRDB, Series 2008, 0.06%, 4/8/14	$5,760	$5,760

Montgomery County Ohio Economic Development Revenue VRDB, The Dayton Art Institute, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	4,900	4,900

Nuveen Ohio Quality Income Municipal Fund VRDP, Series 1-1480, 0.15%, 4/8/14(1)	16,000	16,000
		82,560

Oregon – 1.8%

BB&T Municipal Trust Revenue Bonds, Series A, (Branch Banking & Trust Co. LOC), 0.06%, 4/8/14(1)	16,260	16,260

Oregon Health & Science University Revenue VRDB, Series B-2, (Union Bank N.A. LOC), 0.06%, 4/8/14	6,000	6,000

Oregon State Facilities Authority Revenue VRDB, Hazelden Springbrook Project, Series A, (U.S. Bank N.A. LOC), 0.07%, 4/8/14	3,700	3,700

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing, (FNMA LOC), 0.08%, 4/8/14	27,930	27,930

Oregon State G.O. Limited TANS, Series A, 1.50%, 7/31/14	60,000	60,262

Oregon State Health Housing Educational & Cultural Facilities Authority Revenue VRDB, The Evangelical Lutheran, Series A, (U.S. Bank N.A. LOC), 0.10%, 4/8/14	1,600	1,600

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Assumption Village Project, Series A, (Union Bank N.A. LOC), 0.07%, 4/8/14	2,890	2,890
		118,642

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Pennsylvania – 4.5%

Allegheny County IDA Revenue VRDB, Education Center Watson, (PNC Bank N.A. LOC), 0.07%, 4/8/14	$4,300	$4,300

BB&T Municipal Trust Revenue Bonds, Series 228, (Branch Banking & Trust Co. LOC), 0.10%, 4/8/14(1)	29,630	29,630

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	15,030	15,030

Butler County Pennsylvania Industrial Development Authority Revenue VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	9,505	9,505

City of Philadelphia Gas Works Revenue Refunding Bonds, 8th, Series E, (PNC Bank N.A. LOC), 0.06%, 4/8/14	24,200	24,200

Haverford Township Pennsylvania G.O., School District, (TD Bank N.A. LOC), 0.06%, 4/8/14	7,700	7,700

Horizon Hospital System Authority Pennsylvania Health & Housing Facilities Revenue VRDB, Senior, St. Paul Homes Project, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	7,210	7,210

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	6,600	6,600

Lower Merion School District G.O. Limited VRDB, Capital Project, Series A, (State Street Bank & Trust Co. LOC), 0.06%, 4/8/14	10,805	10,805

Lower Merion School District VRDB, Series A-1, Capital Project, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	9,900	9,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Pennsylvania – 4.5% – continued

Montgomery County IDA Revenue VRDB, Acts Retirement Life Community, (TD Bank N.A. LOC), 0.07%, 4/1/14	$2,100	$2,100

Pennsylvania Housing Financial Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood, (FHLMC LOC), 0.06%, 4/8/14	3,200	3,200

Philadelphia School District G.O. Refunding VRDB, Series C, (TD Bank N.A. LOC), 0.05%, 4/8/14	12,745	12,745

Philadelphia School District Pennsylvania G.O. Refunding VRDB, Series F, (Barclays Bank PLC LOC), 0.06%, 4/8/14	34,550	34,550

RBC Municipal Products, Inc. Trust Floater Certificates G.O., (Royal Bank of Canada LOC), 0.06%, 4/8/14(1)	5,800	5,800

RBC Municipal Products, Inc. Trust Floater Certificates Revenue Bonds, Series B, (Royal Bank of Canada LOC), 0.06%, 4/8/14(1)	6,000	6,000

RBC Municipal Products, Inc. Trust Pennsylvania Revenue Bonds, Floater Certificates, Series E-34, (Invesco Pennsylvania Value Escrowed), 0.26%, 4/8/14(1)	65,000	65,000

Southcentral Pennsylvania General Authority Revenue VRDB, Hanover Lutheran Village Project, (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/8/14	7,775	7,775

University of Pittsburgh Pennsylvania of the Commonwealth System of Higher Education Revenue Notes, Pittsburgh Asset Notes, 2.00%, 7/11/14	26,000	26,131

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.06%, 4/8/14	3,760	3,760
		291,941

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Puerto Rico – 3.7%

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DB-1194, (Deutsche Bank A.G. Gtd.), 0.26%, 4/8/14(1)	$48,450	$48,450

RBC Municipal Products, Inc. Trust Floater Certificates, Series E-46, (Royal Bank of Canada LOC), 0.17%, 4/8/14(1)	117,595	117,595

RIB Muni Floater Trust Adjustable Revenue Bonds, Series 8WE for Puerto Rico, (Barclays Bank PLC LOC), 0.15%, 4/8/14(1)	69,000	69,000
		235,045

Rhode Island – 0.4%

Rhode Island Health & Educational Building Corp. Higher Education Facility Revenue Refunding VRDB, Roger Williams University, Series A, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	16,165	16,165

Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue Refunding VRDB, Bryant University, Series C-15, (TD Bank N.A. LOC), 0.07%, 4/8/14	11,905	11,905
		28,070

South Carolina – 0.8%

City of Columbia South Carolina Waterworks & Sewer System Revenue VRDB, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	6,960	6,960

Eclipse Funding Trust, G.O., Series 2006-0152, Solar Eclipse, Spartan, (U.S. Bank N.A. LOC), 0.06%, 4/8/14(1)	10,320	10,320

South Carolina Jobs EDA Health Facilities Revenue Refunding VRDB, Episcopal, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	12,540	12,540

South Carolina Jobs EDA Hospital Revenue VRDB, Oconee Memorial Hospital, Inc., Series B, (Wachovia Bank N.A. LOC), 0.08%, 4/8/14	8,600	8,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

South Carolina – 0.8% – continued

South Carolina State Housing Finance & Development Authority Multifamily Revenue VRDB, Rental Franklin Square, (FHLMC LOC), 0.06%, 4/8/14	$9,800	$9,800

South Carolina State Housing Financial & Development Authority Multifamily Revenue VRDB, Rental Housing Brookside Apartments, Series D, (FHLMC LOC), 0.06%, 4/8/14	4,700	4,700
		52,920

South Dakota – 0.1%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Regional Health, (U.S. Bank N.A. LOC), 0.08%, 4/1/14	3,300	3,300

Tennessee – 0.9%

Blount County Tennessee Public Building Authority Revenue VRDB, Series E-5-B, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	4,745	4,745

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily, Timberlake Project, (FNMA LOC), 0.06%, 4/8/14	1,150	1,150

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue VRDB, Multifamily Housing, Arbor Knoll, Series A, (FNMA LOC), 0.06%, 4/8/14	13,400	13,400

Sevier County Tennessee Public Building Authority VRDB, Local Government Public Improvement, Series B-1, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	7,985	7,985

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue VRDB, Gateway Projects, Series A-1, (FNMA LOC), 0.07%, 4/8/14	5,575	5,575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Tennessee – 0.9% – continued

Tennessee State Energy Acquisition Corp. Gas Revenue Floaters, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14(1)	$25,550	$25,550
		58,405

Texas – 12.7%

Austin Texas Water & Wastewater System Revenue Refunding VRDB, 0.06%, 4/8/14	11,000	11,000

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2043, (Branch Banking & Trust Co. LOC), 0.09%, 4/8/14(1)	1,290	1,290

Capital Area Housing Finance Corp. Texas Revenue VRDB, Encino Pointe Apartments, (FHLMC LOC), 0.06%, 4/8/14	15,495	15,495

Carroll Texas Independent School District G.O. Bonds, School Building, (Texas PSF Program Guaranty Insured), 0.06%, 4/8/14	10,000	10,000

City of Austin Municipal Interest Bearing CP, 0.07%, 4/23/14	11,390	11,390

City of Garland Municipal Interest Bearing CP, (Sumitomo Mitsui Banking Corp. LOC), 0.09%, 4/3/14	10,000	10,000
(Wells Fargo Bank N.A. LOC), 0.11%, 5/14/14	19,900	19,900

City of Houston Municipal Interest Bearing CP, 0.07%, 4/23/14	10,000	10,000

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt 23, Revenue Bonds, Series 2009-52, Texas, 0.06%, 4/8/14(1)	20,000	20,000

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian, (Wells Fargo Bank N.A. LOC), 0.06%, 4/8/14	4,840	4,840

Crawford Texas Education Facilities Corp. Revenue Bonds, Prince of Peace Christian School, (Wachovia Bank N.A. LOC), 0.06%, 4/8/14	3,550	3,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Texas – 12.7% – continued

Denton Texas Independent School District G.O. VRDB, School Building, Series B, (Texas PSF Program Guaranty Insured), 0.06%, 4/8/14	$30,000	$30,000

Deutsche Bank Spears/Lifers Trust Adjustable Revenue Bonds, Series DBE-1193, (Deutsche Bank A.G. Gtd.), 0.16%, 4/8/14(1)	13,330	13,330

Deutsche Bank Spears/Lifers Trust, Goldman Sachs, Revenue Bonds, Series DBE-526, (Deutsche Bank A.G. Gtd.), 0.11%, 4/8/14(1)	9,140	9,140

Eclipse Funding Trust, Texas, G.O., Series 2007-0080, Solar Eclipse, (U.S. Bank N.A. LOC), 0.06%, 4/8/14(1)	10,305	10,305

Eclipse Funding Trust, Waco Texas, Revenue Bonds, Series 2007-0040, Solar Eclipse, (U.S. Bank N.A. LOC), 0.06%, 4/8/14(1)	21,125	21,125

Gulf Coast Waste Disposal Authority Texas Pollution Control Revenue Refunding Bonds, Exxon Project, 0.07%, 4/1/14	6,400	6,400

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Methodist Hospital, Subseries C-1, 0.08%, 4/1/14	15,000	15,000

Harris County Texas Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	18,730	18,730

Mesquite Independent School District G.O. VRDB, School Building, Series A, (Texas PSF Program Guaranty Insured), 0.07%, 4/8/14	850	850

Northside Independent School Building District G.O. Unlimited Bonds, (Texas PSF Program Guaranty Insured), 2.00%, 8/15/14	3,715	3,740

Northwest Texas Independent School District G.O. VRDB, (Texas PSF Program Guaranty Insured), 0.07%, 4/8/14	2,760	2,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Texas – 12.7% – continued

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	$9,800	$9,800

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A, (Total S.A. Gtd.), 0.08%, 4/8/14	60,865	60,865

Port of Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, (Total S.A. Gtd.), 0.08%, 4/8/14	10,000	10,000

Port of Arthur Texas Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series B, (Total S.A. Gtd.), 0.08%, 4/8/14	5,000	5,000

Port of Port Arthur Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals Project, (Total S.A. Gtd.), 0.08%, 4/8/14	20,000	20,000

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.08%, 4/8/14	12,900	12,900

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series E-27, (Royal Bank of Canada LOC), 0.06%, 4/8/14(1)	10,000	10,000

San Antonio Texas Multifamily Housing Trust Financial Corp. Revenue VRDB, Series 2010, Cevallos Lofts Apartments, (FHLMC LOC), 0.06%, 4/8/14	21,050	21,050

State of Texas G.O. VRDB, Series A, 0.05%, 4/8/14	8,035	8,035

State of Texas G.O. VRDB, Veterans, Series A, (Sumitomo Mitsui Banking Corp. LOC), 0.05%, 4/8/14	15,000	15,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Texas – 12.7% – continued

State of Texas G.O. VRDB, Veterans, Series B, (Texas State LOC), 0.06%, 4/8/14	$56,530	$56,530

State Of Texas, G.O. Unlimited VRDB, Veterans, Series A, 0.08%, 4/8/14	50,000	50,000

Strategic Housing Finance Corp. Travis County Multi Family Housing Revenue Adjustable Revenue Bonds, Silver Springs Apartments Project, (U.S. Treasury Escrowed), 0.35%, 8/1/14	15,000	15,000

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments, (FNMA LOC), 0.07%, 4/8/14	7,745	7,745

Tarrant County Texas Cultural Educational Finance Corp. Retirement Facilities Revenue VRDB, Northwest Edgemere Project, (Bank of America N.A. LOC), 0.07%, 4/8/14	17,670	17,670

Texas Department Multifamily Housing & Community Affairs Revenue VRDB, Woodmont Apartments, (FHLMC LOC), 0.06%, 4/8/14	14,775	14,775

Texas State TRANS, 2.00%, 8/28/14	232,255	233,964
		817,179

Utah – 0.7%

Utah Housing Corp. Multifamily Revenue VRDB, Florentine Villas, Series A, (FHLMC LOC), 0.06%, 4/8/14	18,880	18,880

Utah Transit Authority Sales Tax Revenue VRDB, Subseries A, (BNP Paribas LOC), 0.07%, 4/1/14	10,500	10,500

Wells Fargo Stage Trust Adjustable Revenue Bonds, Floater Certificates, Series 17C, 0.10%, 4/8/14(1)	15,000	15,000
		44,380

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Virginia – 1.1%

Alexandria IDA Revenue Refunding VRDB, Goodwin House, (Wells Fargo Bank N.A. LOC), 0.08%, 4/1/14	$7,000	$7,000

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC LOC), 0.06%, 4/8/14	13,310	13,310

Lewistown Community Center Development Authority Revenue Floaters, 0.06%, 4/8/14(1)	13,025	13,025

Lynchburg IDA Revenue Refunding VRDB, Hospital Centra Health, Series E, (FHLB of Atlanta LOC), 0.05%, 4/8/14	5,700	5,700

Lynchburg Virginia IDA Revenue Refunding VRDB, Hospital Centra Health, Series D, (FHLB of Atlanta LOC), 0.05%, 4/8/14	6,700	6,700

Nuveen Virginia Premium Income Municipal Fund VRDP, 0.16%, 4/8/14(1)	25,000	25,000
		70,735

Washington – 0.8%

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt, Revenue Bonds, Series 2009-65, Washington, 0.06%, 4/8/14(1)	14,740	14,740

Washington Health Care Facilities Authority Revenue VRDB, Catholic Health, 0.16%, 4/8/14	20,200	20,200

Washington Higher Education Facilities Authority Revenue VRDB, Whitman College Project, 0.08%, 4/8/14	14,085	14,085

Washington State Housing Finance Commission Revenue Refunding VRDB, Antioch University Project, (Union Bank N.A. LOC), 0.06%, 4/8/14	4,540	4,540
		53,565

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

West Virginia – 0.4%

Cabell County West Virginia County Commission Revenue VRDB, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 4/8/14	$2,510	$2,510

West Virginia Hospital Finance Authority Revenue Refunding & Improvement VRDB, Cabell Hospital, Series A, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14	21,325	21,325
		23,835

Wisconsin – 3.2%

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax, Revenue Bonds, Series 2009-36, Wisconsin, 0.06%, 4/8/14(1)	25,000	25,000

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt 24, Revenue Bonds, Series 2009-53, Wisconsin, 0.06%, 4/8/14(1)	21,745	21,745

Milwaukee Redevelopment Authority Lease Revenue VRDB, University of Wisconsin- Kenilworth Project, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	21,465	21,465

PMA Levy & Aid Anticipation Revenue Notes Program, Series A, 2.00%, 10/17/14	7,250	7,317

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Concordia University, Inc., (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	6,680	6,680

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Medical College Wisconsin, Series B, (U.S. Bank N.A. LOC), 0.05%, 4/8/14	10,900	10,900

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Oakwood Village, (BMO Harris Bank N.A. LOC), 0.05%, 4/8/14	8,110	8,110

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Series D, Hospital Sisters Health System Services, (Bank of Montreal LOC), 0.07%, 4/8/14	28,750	28,750

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Wisconsin – 3.2% – continued

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Hess Memorial Hospital, Inc., (U.S. Bank N.A. LOC), 0.06%, 4/8/14	$335	$335

Wisconsin Health & Educational Facilities Authority Revenue VRDB, St. Norbert College, Inc., (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	16,700	16,700

Wisconsin School Districts Temporary Borrowing Program Cash Flow Administration Program Revenue Note Participation, Series A, 1.00%, 10/10/14	660	663

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Lawrence University, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	1,785	1,785

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Beloit College, Series B, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/8/14	2,000	2,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.09%, 4/8/14	5,140	5,140

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services, (U.S. Bank N.A. LOC), 0.06%, 4/8/14	13,285	13,285

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.06%, 4/8/14	15,000	15,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.07%, 4/1/14	11,250	11,250

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Wisconsin – 3.2% – continued

Wisconsin State, (Bank of New York Mellon LOC), 0.08%, 5/5/14	$9,415	$9,415
		205,540

Wyoming – 0.4%

Platte County Wyoming Adjustable PCR Bonds, Tri-State G&T, Series A, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.07%, 4/1/14	25,400	25,400

Municipal States Pooled Securities – 0.9%

BB&T Municipal Trust Floaters, Series 1036, (Branch Banking & Trust Co. LOC), 0.21%, 4/8/14(1)	3,895	3,895

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking & Trust Co. LOC), 0.07%, 4/8/14(1)	1,695	1,695

BB&T Municipal Trust Various States Adjustable Floaters, Series 5000, (Rabobank LOC), 0.16%, 4/8/14(1)	6,135	6,135

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 1007, (Branch Banking & Trust Co. LOC), 0.16%, 4/8/14(1)	2,650	2,650

BB&T Municipal Trust Various States VRDB, Series 1039, (Branch Banking & Trust Co. LOC), 0.16%, 4/8/14(1)	4,770	4,770

BB&T Municipal Trust Various States, Series 1035, (Branch Banking & Trust Co. LOC), 0.16%, 4/8/14(1)	8,765	8,765
Series 5002, (Rabobank LOC), 0.31%, 4/8/14(1)	11,950	11,950

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.3% – continued

Municipal States Pooled Securities – 0.9% – continued

Jea Electric Authority Variable Rate Demand Obligation, 0.09%, 4/17/14	$18,600	$18,600
		58,460
Total Municipal Investments
(Cost $6,254,912)		6,254,912

Total Investments –97.3%
(Cost $6,254,912)(3)		6,254,912

Other Assets less Liabilities –2.7%		172,648
NET ASSETS – 100.0%		$6,427,560

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $5,545,000 or 0.1% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Arizona Board of Regents COPS, Floaters, Series 1918, 0.09%, 4/8/14	6/19/13	$25

East Porter County Indiana School Building Corp. Revenue Bonds, Series DB-145, 0.11%, 4/8/14	4/10/12	5,520

(3)	The cost for federal income tax purposes was $6,254,912.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Air, Transportation, Water Services and Solid Waste Management	18.5%
Educational Services	13.1
Electric Services, Power and Combined Utilities	7.0
Executive, Legislative & General Government	14.1
General Medical and Surgical Hospitals,
Specialty Hospitals, Nursing and Personal Care	19.3
Miscellaneous Revenues	8.8
Urban and Community Development, Housing Programs and Social Services	11.3
All other sectors less than 5%	7.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2014:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund	$ –	$6,254,912	(1)	$ –	$6,254,912

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 69.8% (1)

Federal Farm Credit Bank – 10.2%

FFCB Bond, 0.17%, 8/8/14	$1,000	$1,000

FFCB Discount Notes, 0.09%, 4/7/14	10,000	10,000
0.08%, 5/5/14	16,000	15,999
0.15%, 5/7/14	1,500	1,500
0.15%, 5/9/14	1,000	1,000
0.08%, 5/20/14	3,000	3,000
0.14%, 5/27/14	2,000	2,000
0.11%, 7/15/14	2,000	1,999
0.14%, 7/25/14	1,000	999
0.15%, 8/28/14	2,000	1,999
0.14%, 9/30/14	2,000	1,999
0.15%, 10/7/14	2,000	1,998
0.15%, 10/9/14	4,000	3,997
0.11%, 11/10/14	6,000	5,996
0.12%, 11/10/14	2,000	1,999
0.14%, 11/17/14	3,000	2,997
0.13%, 12/8/14	2,000	1,998

FFCB FRN, 0.12%, 4/1/14(2)	6,000	6,000
0.14%, 4/1/14(2)	5,000	5,000
0.22%, 4/1/14(2)	5,500	5,501
0.29%, 4/1/14(2)	2,000	2,002
0.31%, 4/1/14(2)	4,500	4,502
0.33%, 4/1/14(2)	3,000	3,001
0.11%, 4/4/14(2)	2,000	2,000
0.14%, 4/4/14(2)	5,000	5,000
0.27%, 4/4/14(2)	3,000	3,005
0.12%, 4/6/14(2)	6,000	5,999
0.13%, 4/6/14(2)	4,000	4,000
0.12%, 4/8/14(2)	4,500	4,500
0.19%, 4/13/14(2)	2,500	2,501
0.11%, 4/18/14(2)	4,500	4,499
0.14%, 4/18/14(2)	3,500	3,499
0.14%, 4/20/14(2)	2,000	2,000
0.11%, 4/22/14(2)	3,000	2,999
0.18%, 4/22/14(2)	2,000	2,002
0.12%, 4/23/14(2)	3,000	2,999
0.29%, 4/23/14(2)	2,000	2,003
0.13%, 4/30/14(2)	7,000	6,999
		140,491

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 69.8% (1) – continued

Federal Home Loan Bank – 31.9%

FHLB Bonds, 0.06%, 4/1/14	$10,000	$10,000
0.17%, 4/1/14	3,000	3,000
0.06%, 4/2/14	6,000	6,000
0.27%, 4/3/14	4,000	4,000
0.10%, 7/30/14	8,000	8,000
0.17%, 8/1/14	4,000	4,000
0.18%, 8/1/14	4,000	4,000
0.10%, 8/4/14	18,000	17,999
0.18%, 8/5/14	3,000	3,000
0.17%, 8/22/14	2,000	2,000
0.17%, 8/26/14	1,000	1,000
0.17%, 9/12/14	3,000	3,000
0.16%, 9/30/14	12,000	11,999

FHLB Discount Notes, 0.14%, 4/1/14	8,000	8,000
0.06%, 4/2/14	7,000	7,000
0.11%, 4/2/14	7,000	7,000
0.06%, 4/4/14	30,000	30,000
0.09%, 4/4/14	15,000	15,000
0.06%, 4/7/14	15,000	15,000
0.12%, 4/8/14	5,000	5,000
0.06%, 4/21/14	11,000	11,000
0.06%, 4/23/14	17,000	16,999
0.12%, 4/29/14	1,500	1,500
0.07%, 4/30/14	5,000	5,000
0.06%, 5/2/14	10,000	10,000
0.11%, 5/2/14	28,000	27,997
0.08%, 5/7/14	10,000	9,999
0.11%, 5/9/14	8,000	7,999
0.12%, 5/16/14	4,000	3,999
0.14%, 5/23/14	3,000	2,999
0.11%, 5/27/14	4,000	3,999
0.14%, 6/6/14	10,000	9,997
0.14%, 6/11/14	10,000	9,997
0.14%, 6/18/14	5,000	4,999
0.13%, 7/7/14	14,000	13,995
0.15%, 7/25/14	4,500	4,498
0.16%, 8/1/14	2,500	2,499
0.15%, 8/14/14	2,000	1,999
0.14%, 8/21/14	3,000	2,998
0.15%, 8/29/14	3,000	2,998
0.16%, 10/24/14	3,000	2,997
0.16%, 10/27/14	3,000	2,997

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 69.8% (1) – continued

Federal Home Loan Bank – 31.9% – continued
0.16%, 10/29/14	$3,000	$2,997

FHLB FRN, 0.15%, 4/1/14(2)	9,000	9,000
0.23%, 4/1/14(2)	8,300	8,300
0.12%, 4/10/14(2)	20,000	19,996
0.15%, 4/11/14(2)	9,000	8,998
0.10%, 4/15/14(2)	2,000	2,000
0.08%, 4/16/14(2)	3,000	3,000
0.11%, 4/19/14(2)	15,000	14,999
0.11%, 4/20/14(2)	6,000	6,000
0.12%, 4/21/14(2)	8,000	7,998
0.13%, 4/23/14(2)	6,000	6,000
0.15%, 4/23/14(2)	3,000	3,000
0.13%, 4/27/14(2)	11,000	11,000
0.13%, 5/23/14(2)	12,000	12,000
		441,751

Federal Home Loan Mortgage Corporation – 14.8%

FHLMC Bond, 1.00%, 8/27/14	3,000	3,010

FHLMC Discount Notes, 0.07%, 4/21/14	7,000	7,000
0.06%, 5/5/14	36,000	35,998
0.09%, 5/6/14	7,000	6,999
0.07%, 5/21/14	17,000	16,998
0.09%, 5/21/14	8,000	7,999
0.12%, 5/27/14	6,000	5,999
0.12%, 6/18/14	9,000	8,998
0.10%, 7/1/14	6,000	5,998
0.13%, 7/22/14	8,000	7,997
0.11%, 8/18/14	4,000	3,998
0.16%, 8/18/14	3,000	2,999
0.10%, 9/4/14	4,000	3,998
0.09%, 9/9/14	5,000	4,998
0.10%, 9/9/14	5,000	4,998
0.11%, 11/19/14	14,000	13,990
0.11%, 11/20/14	31,000	30,978

FHLMC FRN, 0.16%, 4/5/14(2)	9,000	9,001
0.14%, 4/16/14(2)	23,000	23,001
		204,957

Federal National Mortgage Association – 12.9%

FNMA Bond, 2.50%, 5/15/14	1,000	1,003

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 69.8% (1) – continued

Federal National Mortgage Association – 12.9% – continued

FNMA Discount Notes, 0.10%, 6/2/14	$3,000	$2,999
0.13%, 6/11/14	13,201	13,198
0.09%, 7/1/14	30,750	30,743
0.15%, 7/15/14	5,000	4,998
0.13%, 8/19/14	8,000	7,996
0.14%, 9/2/14	6,000	5,996
0.12%, 9/15/14	22,000	21,988

FNMA FRN, 0.13%, 4/5/14(2)	8,000	7,998
0.14%, 4/11/14(2)	35,000	35,005
0.14%, 4/20/14(2)	25,000	24,999
0.17%, 4/20/14(2)	3,000	3,000
0.12%, 4/27/14(2)	18,500	18,497
		178,420
Total U.S. Government Agencies
(Cost $965,619)		965,619

U.S. GOVERNMENT OBLIGATIONS – 5.2%

U.S. Treasury Bills – 5.0%
0.05%, 4/3/14	15,000	15,000
0.08%, 4/3/14	15,000	15,000
0.11%, 8/14/14	14,000	13,994
0.08%, 9/4/14	17,000	16,994
0.09%, 9/4/14	8,000	7,997
		68,985

U.S. Treasury Floating Rate Notes – 0.2%
0.10%, 4/1/14(2)	3,180	3,179
Total U.S. Government Obligations
(Cost $72,164)		72,164

Investments, at Amortized Cost
($1,037,783)		1,037,783

REPURCHASE AGREEMENTS – 27.2%

Joint Repurchase Agreements – 3.1%(3)

Bank of America Securities LLC, dated 3/31/14, repurchase price $14,219 0.04%, 4/7/14	14,219	14,219

Morgan Stanley & Co., Inc., dated 3/31/14, repurchase price $14,219 0.06%, 4/7/14	14,219	14,219

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 27.2% – continued

Joint Repurchase Agreements – 3.1%(3) – continued

Societe Generale, New York Branch, dated 3/31/14, repurchase price $14,219 0.05%, 4/7/14	$14,219	$14,219
		42,657

Repurchase Agreements – 24.1%(4)

BNP Paribas Securities Corp., dated 3/31/14, repurchase price $100,000 0.05%, 4/1/14	100,000	100,000

Citigroup Global Markets, Inc., dated 3/31/14, repurchase price $83,885 0.08%, 4/1/14	83,855	83,855

HSBC Securities (USA), Inc., dated 3/31/14, repurchase price $100,000 0.05%, 4/1/14	100,000	100,000

Mizuho Securities USA, Inc., dated 1/31/14, repurchase price $50,008 0.10%, 4/1/14(5)	50,000	50,000
		333,855
Total Repurchase Agreements
(Cost $376,512)		376,512

Total Investments – 102.2%
(Cost $1,414,295)(6)		1,414,295

Liabilities less Other Assets – (2.2)%		(30,817)
NET ASSETS – 100.0%		$1,383,478

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$14,729	2.13% – 3.63%	4/15/28 – 2/15/41
U.S. Treasury Notes	$28,643	0.13% – 2.63%	6/30/14 – 7/15/22
Total	$43,372

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$31,855	0.38%	6/24/16
FHLMC	$11,049	2.50% – 5.00%	7/1/25 – 9/1/42
FNMA	$107,851	0.63% – 6.45%	8/26/16 – 5/1/39
GNMA	$51,880	3.00% – 6.50%	1/20/39 – 3/20/44
U.S. Treasury Notes	$138,875	2.25% – 2.63%	2/28/15 – 3/31/21
Total	$341,510

(5)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(6)	The cost for federal income tax purposes was $1,414,295.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2014:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund	$–	$1,414,295	(1)	$–	$1,414,295

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 77.5% (1)

Federal Farm Credit Bank – 26.1%

FFCB Bonds, 0.17%, 8/8/14	$2,000	$2,000

FFCB Discount Notes, 0.01%, 4/1/14	28,000	28,000
0.13%, 4/1/14	8,500	8,500
0.05%, 4/2/14	6,000	6,000
0.09%, 4/2/14	19,000	19,000
0.09%, 4/7/14	25,000	25,000
0.07%, 4/10/14	8,000	8,000
0.14%, 4/22/14	5,000	5,000
0.10%, 5/2/14	40,000	39,997
0.08%, 5/5/14	44,000	43,997
0.15%, 5/7/14	4,000	3,999
0.15%, 5/9/14	2,000	2,000
0.11%, 5/15/14	8,000	7,999
0.08%, 5/20/14	7,000	6,999
0.07%, 5/27/14	5,000	4,999
0.14%, 5/27/14	4,500	4,499
0.10%, 6/16/14	2,000	2,000
0.13%, 6/25/14	4,000	3,999
0.12%, 7/8/14	5,000	4,998
0.15%, 7/9/14	1,500	1,499
0.16%, 7/10/14	9,000	8,996
0.11%, 7/15/14	5,000	4,998
0.08%, 7/22/14	5,000	4,999
0.14%, 7/25/14	4,000	3,998
0.11%, 8/18/14	2,000	1,999
0.10%, 8/22/14	6,000	5,998
0.15%, 8/25/14	8,000	7,995
0.15%, 8/27/14	8,000	7,995
0.15%, 8/28/14	6,000	5,996
0.09%, 9/9/14	4,000	3,998
0.10%, 9/11/14	12,000	11,995
0.12%, 9/12/14	3,000	2,998
0.14%, 9/30/14	4,000	3,997
0.13%, 10/3/14	3,000	2,998
0.15%, 10/7/14	4,000	3,997
0.15%, 10/9/14	9,000	8,993
0.10%, 10/21/14	8,000	7,995
0.10%, 10/23/14	36,000	35,980
0.11%, 11/6/14	25,000	24,983
0.11%, 11/10/14	15,000	14,990
0.12%, 11/10/14	6,000	5,996
0.14%, 11/14/14	4,000	3,996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 77.5% (1) continued

Federal Farm Credit Bank – 26.1% – continued
0.14%, 11/17/14	$7,000	$6,994
0.12%, 12/5/14	30,000	29,975
0.13%, 12/8/14	6,000	5,994

FFCB FRN, 0.13%, 4/1/14(2)	11,500	11,499
0.14%, 4/1/14(2)	15,000	14,999
0.17%, 4/1/14(2)	16,000	15,999
0.25%, 4/1/14(2)	10,000	10,009
0.31%, 4/1/14(2)	10,500	10,505
0.33%, 4/1/14(2)	11,500	11,503
0.15%, 4/2/14(2)	30,000	30,000
0.11%, 4/4/14(2)	11,500	11,500
0.14%, 4/4/14(2)	41,500	41,501
0.27%, 4/4/14(2)	7,000	7,011
0.12%, 4/6/14(2)	15,000	14,997
0.13%, 4/6/14(2)	32,000	31,999
0.14%, 4/6/14(2)	8,500	8,500
0.19%, 4/6/14(2)	15,000	15,008
0.12%, 4/8/14(2)	11,500	11,500
0.10%, 4/9/14	4,000	4,000
0.12%, 4/9/14(2)	8,500	8,499
0.13%, 4/11/14(2)	29,000	28,996
0.12%, 4/12/14(2)	9,500	9,500
0.19%, 4/13/14(2)	6,000	6,002
0.13%, 4/16/14	17,000	17,000
0.14%, 4/16/14	3,500	3,500
0.11%, 4/17/14	12,500	12,500
0.11%, 4/18/14(2)	12,000	11,997
0.14%, 4/18/14(2)	9,500	9,499
0.11%, 4/20/14(2)	7,500	7,499
0.14%, 4/20/14(2)	5,000	5,001
0.18%, 4/20/14(2)	17,200	17,208
0.19%, 4/20/14(2)	3,000	3,002
0.11%, 4/22/14(2)	38,000	37,992
0.18%, 4/22/14(2)	4,000	4,003
0.12%, 4/23/14(2)	8,500	8,500
0.29%, 4/23/14(2)	5,000	5,009
0.12%, 4/25/14(2)	8,500	8,499
0.16%, 4/27/14(2)	14,500	14,503
0.14%, 4/28/14(2)	29,500	29,506
0.13%, 4/30/14(2)	17,000	16,999
		973,082

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 77.5% (1) – continued

Federal Home Loan Bank – 49.5%

FHLB Bonds, 0.06%, 4/1/14	$31,000	$31,000
0.06%, 4/2/14	6,000	6,000
0.27%, 4/3/14	5,000	5,000
0.14%, 4/15/14	12,000	12,000
0.11%, 6/2/14	39,000	38,998
0.12%, 6/9/14	50,000	49,998
0.10%, 7/30/14	21,000	20,999
0.18%, 8/1/14	11,000	11,000
0.10%, 8/4/14	74,000	73,995
0.18%, 8/5/14	15,500	15,500
0.17%, 8/22/14	6,000	6,000
0.10%, 8/25/14	20,000	19,999
0.17%, 8/26/14	8,000	8,000
0.17%, 9/12/14	8,000	7,999
0.16%, 9/30/14	15,000	14,999
0.13%, 10/2/14	7,000	7,000

FHLB Discount Notes, 0.06%, 4/1/14	25,000	25,000
0.14%, 4/1/14	12,000	12,000
0.06%, 4/2/14	17,000	17,000
0.11%, 4/2/14	18,000	18,000
0.06%, 4/4/14	85,000	85,000
0.09%, 4/4/14	36,000	36,000
0.06%, 4/7/14	25,000	25,000
0.12%, 4/8/14	13,000	13,000
0.11%, 4/9/14	31,000	30,999
0.10%, 4/11/14	6,000	6,000
0.11%, 4/17/14	10,000	10,000
0.06%, 4/21/14	29,000	28,999
0.06%, 4/23/14	43,000	42,998
0.14%, 4/24/14	1,350	1,350
0.06%, 4/25/14	18,000	17,999
0.12%, 4/29/14	3,500	3,500
0.07%, 4/30/14	30,000	29,998
0.06%, 5/2/14	30,000	29,998
0.11%, 5/2/14	41,000	40,997
0.06%, 5/7/14	10,000	9,999
0.08%, 5/7/14	54,485	54,481
0.11%, 5/9/14	158,200	158,182
0.07%, 5/15/14	25,000	24,998
0.12%, 5/16/14	25,000	24,996
0.11%, 5/23/14	6,000	5,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 77.5% (1) – continued

Federal Home Loan Bank – 49.5% – continued
0.14%, 5/23/14	$7,000	$6,999
0.07%, 6/4/14	99,000	98,982
0.13%, 6/4/14	49,000	48,994
0.14%, 6/6/14	45,000	44,988
0.08%, 6/18/14	52,000	51,990
0.09%, 6/18/14	42,000	41,992
0.14%, 6/18/14	12,000	11,998
0.17%, 7/1/14	4,000	3,998
0.13%, 7/7/14	36,000	35,987
0.13%, 7/15/14	4,000	3,998
0.15%, 7/21/14	1,500	1,499
0.15%, 7/25/14	12,000	11,994
0.16%, 8/1/14	4,000	3,998
0.14%, 8/21/14	7,000	6,996
0.10%, 9/17/14	40,000	39,981
0.16%, 10/24/14	7,000	6,993
0.16%, 10/27/14	7,000	6,993
0.16%, 10/29/14	9,000	8,992

FHLB FRN, 0.15%, 4/1/14(2)	16,000	16,000
0.23%, 4/1/14(2)	22,300	22,300
0.10%, 4/2/14(2)	25,000	24,999
0.13%, 4/3/14(2)	20,000	19,999
0.12%, 4/10/14(2)	52,000	51,989
0.15%, 4/11/14(2)	22,000	21,996
0.12%, 4/13/14(2)	17,000	17,000
0.10%, 4/15/14(2)	6,000	6,000
0.08%, 4/16/14(2)	6,000	6,000
0.11%, 4/19/14(2)	17,500	17,499
0.11%, 4/20/14(2)	16,000	16,000
0.12%, 4/21/14(2)	21,000	20,996
0.13%, 4/23/14(2)	15,000	15,000
0.15%, 4/23/14(2)	7,000	7,000
0.12%, 4/24/14(2)	20,500	20,499
0.13%, 4/27/14(2)	15,000	15,000
0.13%, 5/23/14(2)	29,000	29,000
		1,845,629

Tennessee Valley Authority – 1.9%

TVA Discount Note, 0.07%, 4/17/14	69,000	68,998
Total U.S. Government Agencies
(Cost $2,887,709)		2,887,709

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 5.7%

U.S. Treasury Bills – 5.0%
0.05%, 4/3/14	$40,000	$39,999
0.08%, 4/3/14	25,000	25,000
0.11%, 8/14/14	34,000	33,986
0.08%, 9/4/14	44,000	43,985
0.09%, 9/4/14	21,000	20,993
0.08%, 9/18/14	25,000	24,990
		188,953

U.S. Treasury Floating Rate Notes – 0.7%
0.10%, 4/1/14(2)	25,510	25,499
Total U.S. Government Obligations
(Cost $214,452)		214,452

Investments, at Amortized Cost
($3,102,161)		3,102,161

REPURCHASE AGREEMENTS – 17.5%

Repurchase Agreements – 17.5%(3)

Bank of America N.A., dated 3/31/14, repurchase price $350,001 0.08%, 4/1/14	350,000	350,000

Citigroup Global Markets, Inc., dated 3/31/14, repurchase price $49,886 0.05%, 4/1/14	49,886	49,886

Mizuho Securities USA, Inc., dated 3/31/14, repurchase price $250,001 0.08%, 4/1/14	250,000	250,000
		649,886
Total Repurchase Agreements
(Cost $649,886)		649,886

Total Investments – 100.7%
(Cost $3,752,047)(4)		3,752,047

Liabilities less Other Assets – (0.7)%		(25,014)
NET ASSETS – 100.0%		$3,727,033

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk. (3) The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
GNMA	$360,500	3.50% – 4.50%	5/20/41 – 6/20/42
U.S. Treasury Bonds	$48,648	3.63%	8/15/43
U.S. Treasury Notes	$223,272	0.25% – 2.75%	3/31/15 – 6/30/19
U.S. Treasury Strips	$34,297	1.52% – 1.82%	8/15/18 – 8/15/19

Total	$666,717

(4)	The cost for federal income tax purposes was $3,752,047.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2014:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund	$ –	$3,752,047	(1)	$ –	$3,752,047

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2014

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
EDA	Economic Development Authority	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	SFM	Single Family Mortgage
FNMA	Federal National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	VRDB	Variable Rate Demand Bonds
FRN	Floating Rate Notes	VRDP	Variable Rate Demand Preferred
GNMA	Government National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) is calculated on each Business Day as of 1:00 p.m. Central Time for the Funds.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC,” formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2014

liquidity feature which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Fund and other Funds of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2014, as reflected in their accompanying Schedules of Investments.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2014, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Money Market	Bank of America	$18,424	$18,424	$—
	Morgan Stanley & Co.	18,424	18,424	—
	Societe Generale	18,423	18,423	—
	Citigroup	108,094	108,094	—
	Federal Reserve	1,050,000	1,050,000	—
	JPMorgan	100,000	100,000	—
	SG Americas	31,000	31,000	—
	Total	$1,344,365	$1,344,365	$—

U.S. Government Money Market	Bank of America	$14,219	$14,219	$—
	Morgan Stanley	14,219	14,219	—
	Societe Generale	14,219	14,219	—
	BNP Paribas	100,000	100,000	—
	Citigroup	83,855	83,855	—
	HSBC	100,000	100,000	—
	Mizuho	50,000	50,000	—
	Total	$376,512	$376,512	$—

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
U.S. Government Select Money Market	Bank of America	$350,000	$350,000	$—
	Citigroup	49,886	49,886	—
	Mizuho	250,000	250,000	—
	Total	$649,886	$649,886	$—

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market Fund’s and Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the NAVs of the Funds.

At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Municipal Money Market	$546	$(546)
U.S. Government Money Market	14	(14)
U.S. Government Select Money Market	22	(22)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

MONEY MARKET FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2014

At March 31, 2014, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$8,566

The Fund in the above table may offset future capital gains with this capital loss carryforward.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

POST-ENACTMENT LOSSES

	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
California Municipal Money Market	$9	$ —

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market Fund	$2	$ —
Money Market Fund	—	108
Municipal Money Market Fund	107	150
U.S. Government Money Market Fund	—	15
U.S. Government Select Money Market Fund	—	43

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTION FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market Fund	$40	$ —
Money Market Fund	—	801
Municipal Money Market Fund	611	550
U.S. Government Money Market Fund	—	138
U.S. Government Select Money Market Fund	—	354

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$40	$ —
Money Market	—	783
Municipal Money Market	783	41
U.S. Government Money Market	—	152
U.S. Government Select Money Market	—	379

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2011 through March 31, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding borrowings.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year ended March 31, 2014, NTI contractually agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses contractually reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

The annual advisory fees and the contractual expense limitations for the Funds for the fiscal year ended March 31, 2014, were as follows:

	CONTRACTUAL ANNUAL ADVISORY FEE	CONTRACTUAL EXPENSE LIMITATION
California Municipal Money Market	0.25%	0.35%
Money Market	0.25%	0.35%
Municipal Money Market	0.25%	0.35%
U.S. Government Money Market	0.25%	0.35%
U.S. Government Select Money Market	0.25%	0.35%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2014, NTI voluntarily reimbursed fees to avoid a negative yield for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2014, are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.10 percent of each Fund’s average daily net assets. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as

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MONEY MARKET FUNDS

MARCH 31, 2014

a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,844,469	$12	$(1,760,594)	$83,887
Money Market	25,091,806	307	(25,689,953)	(597,840)
Municipal Money Market	23,540,016	201	(23,769,959)	(229,742)
U.S. Government Money Market	6,519,992	42	(6,465,931)	54,103
U.S. Government Select Money Market	12,865,165	83	(12,675,828)	189,420

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,647,558	$13	$(1,704,302)	$(56,731)
Money Market	26,588,932	309	(25,288,950)	1,300,291
Municipal Money Market	25,953,027	129	(26,311,722)	(358,566)
U.S. Government Money Market	7,640,849	45	(7,662,663)	(21,769)
U.S. Government Select Money Market	15,339,211	88	(15,238,371)	100,928

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Money Market Fund (the “Fund”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation did not receive any consideration from the Fund. Under the CSA, the Corporation committed to provide capital to the Fund in the event that the Fund realized a loss on the Whistlejacket Capital LLC security (the “Security”), in an amount sufficient for the Fund to

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2014

maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Fund to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, was insufficient to maintain the minimum permissible NAV of $0.9990.

On June 25, 2009, the Fund sold the remaining position in the Security held in the Fund, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Fund representing the amount necessary to prevent the loss from causing the market-based NAV of the Fund to fall below $0.999, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Fund approved a new management agreement between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 65.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

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MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2014 (UNAUDITED)

During the fiscal year ended March 31, 2014, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 99.99% and Municipal Money Market 52.65%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. Section 871(k) expired on December 31, 2013.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

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MONEY MARKET FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	AFFIRMATIVE	AGAINST	ABSTAIN	BROKER NON-VOTE
California Municipal Money Market	197,293,024	793,646	274,192	13,728,039
Money Market	3,989,239,315	24,281,011	31,177,493	1,338,697,938
Municipal Money Market	4,136,520,308	5,573,493	22,938,654	309,467,746
U.S. Government Money Market	650,048,601	2,394,609	3,370,889	132,538,533
U.S. Government Select Money Market	1,817,600,440	4,547,665	12,083,177	390,066,007

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MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.07%	$1,000.00	$1,000.10	$0.35
Hypothetical**	0.07%	$1,000.00	$1,024.58	$0.35

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.13	$0.81

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.08%	$1,000.00	$1,000.20	$0.40
Hypothetical**	0.08%	$1,000.00	$1,024.53	$0.40

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.10%	$1,000.00	$1,000.10	$0.50
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical**	0.09%	$1,000.00	$1,024.48	$0.45

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2014 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

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MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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MONEY MARKET FUNDS

MARCH 31, 2014 (UNAUDITED)

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

APPROVAL OF MANAGEMENT AGREEMENT

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for the Northern Money Market Funds (the “Funds”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Funds’ total expenses (after reimbursements) borne by the Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds.

Performance

The NF Trustees considered the investment performance of the Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. The NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2014 (UNAUDITED)

the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees concluded based on the information received, that the Funds’ performance was satisfactory for the Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Funds would be, in all cases, lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median, except for three Funds which were slightly above the median.

The NF Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Fund. For Funds where there were applicable comparisons, the NF Trustees considered the differences in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Funds to specific levels. The NF Trustees also considered the voluntary expense reimbursements made by NTI to the Funds to prevent negative yield in the current low interest rate environment.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Funds, benefited from receipt of the research products and services generated by the Northern Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Funds’ asset levels, and that the NF Management Agreement should be approved.

NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2,3,4

MONEY MARKET FUND1

MUNICIPAL MONEY MARKET FUND1,2

U.S. GOVERNMENT MONEY

    MARKET FUND1,5

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND1,5

INVESTMENT CONSIDERATIONS

1 Money Market Fund Risk: The Fund may not be able to maintain a stable net asset value (“NAV”) per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

2 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

3 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

4 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

27	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

35	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

38	MULTI-MANAGER GLOBAL REAL ESTATE FUND

41	MULTI-MANAGER INTERNATIONAL EQUITY FUND

49	MULTI-MANAGER LARGE CAP FUND

53	MULTI-MANAGER MID CAP FUND

59	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUNDS

64	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

73	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

92	NOTES TO THE FINANCIAL STATEMENTS

106	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

107	TAX INFORMATION

108	SHAREHOLDER MEETING RESULTS

109	FUND EXPENSES

111	TRUSTEES AND OFFICERS

115	APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

120	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets experienced negative performance during the 12-month reporting period ended March 31, 2014 as the MSCI Emerging Markets IndexSM returned -1.43%. Returns diverged significantly by both sector and region. From a sector perspective, information technology and consumer discretionary were up 17.5% and 12.6%, respectively, while the materials sector was down 10.9%. Regional dispersion was also high, with Brazil, Russia and Latin America ex-Brazil underperforming other markets. Brazil returned -12.8%, while Russia posted a -10.5% return.

The Multi-Manager Emerging Markets Fund returned 1.56% during the reporting period, outperforming the -1.43% return of the Fund’s benchmark, the MSCI Emerging Markets IndexSM. Strong stock selection enhanced positive sector positioning during the period, in particular from holdings in the consumer discretionary and financials sectors. Overweight exposures to the technology and consumer discretionary sectors and underweights to materials and consumer staples contributed to relative performance. Regional allocation had a modestly positive impact on results.

We added Oaktree Capital as a sub-adviser in November 2013, replacing Trilogy Global Advisors. Oaktree’s opportunistic, fundamentally-focused investment style complements the other sub-advisers in the Fund. Sub-adviser performance was within expectations during the period and was led by contributions from Westwood and Pzena. Westwood’s performance benefited from having approximately half of its portfolio allocated between the information technology and consumer discretionary sectors, as well as from favorable issuer selection. With respect to Pzena, while allocations benefited returns, selection was the primary driver of outperformance, particularly within the materials and financials sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	1.56%	–0.69%	16.29%	19.15%
MSCI EMERGING MARKETS INDEXSM	–1.43	–2.86	14.48	16.84

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
NET ASSETS	$2.0 BILLION
NET ASSET VALUE	$18.98
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.54%
NET EXPENSE RATIO	1.33%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global infrastructure securities as measured by the S&P Global Infrastructure Index returned 16.89% during the 12-month reporting period ended March 31, 2014. European securities led the asset class by a wide margin during the period, followed by the United Kingdom and Pacific ex-Japan. Emerging markets lagged developed markets. Gas utilities, highways and rail tracks were the top-performing industry groups during the period, while renewable electricity and water companies lagged.

The Multi-Manager Global Listed Infrastructure Fund outperformed its benchmark, the S&P Global Infrastructure Index, during the reporting period with a return of 22.15% compared with the Index return of 16.89%. Strong stock selection among water companies and oil & gas transportation firms contributed to relative results. The Fund also performed well within the railroad segment of the market. An underweight to the marine ports industry group also enhanced returns.

Sub-adviser Lazard Asset Management outperformed the benchmark by 11.1% over the reporting period. Lazard’s selection among airport services, highways, rail tracks, water companies and railroads drove the outperformance during the period. On a regional basis, Lazard benefited from its overweight allocation to the strong performing region of Continental Europe, where it held approximately 45.7% of its portfolio as of March 31, 2014.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	22.15%	21.03%
S&P GLOBAL INFRASTRUCTURE INDEX	16.89	15.56

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMFIX
INCEPTION DATE	9/18/12
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$12.81
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.29%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Global Index returned -0.24%. Market performance within the United Kingdom and Continental Europe led all regions by a wide margin as Asia Pacific and the emerging markets lagged.

The Multi-Manager Global Real Estate Fund outperformed its benchmark, the FTSE® EPRA®/NAREIT® Global Index with a return of 0.75% during the reporting period compared with the Index return of -0.24%. Security selection in Continental Europe and North America drove outperformance. An underweight to emerging markets contributed to returns as real estate security performance in emerging countries lagged real estate returns in the developed world. Selection was strong across property types, especially in North American office and residential securities. In contrast, the Fund’s focus on larger-cap, higher quality companies detracted from returns as the smaller-cap segment of the market outperformed.

During the period, the Fund eliminated its allocation to Cohen and Steers Capital Management and reallocated the assets to legacy sub-advisers European Investors and CBRE. Both of the legacy managers added value during the period. European Investors demonstrated positive stock selection in North America and Japan, while benefiting from a modest overweight to the United Kingdom and minimal exposure to emerging markets. Similarly, CBRE exhibited favorable selection in North America and Continental Europe.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	0.75%	6.82%	20.74%	19.12%
FTSE®EPRA®/NAREIT® GLOBAL INDEX	–0.24	6.80	21.38	19.13

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free-float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 36 countries worldwide, covering both the developed and emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
NET ASSETS	$897 MILLION
NET ASSET VALUE	$16.81
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.47%
NET EXPENSE RATIO	1.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. markets continued their advance as the MSCI ACWI® Ex-USA Index gained 12.31% during the 12-month period ended March 31, 2014. Developed markets dramatically outperformed emerging markets, with the MSCI Emerging Markets IndexSM returning -1.43%. Within the developed world, Continental Europe, as measured by the MSCI Europe Index, led all regions with a return of 24.5%. From a sector perspective, telecommunications services, health care and consumer discretionary led performance, while materials and consumer staples lagged.

The Multi-Manager International Equity Fund returned 11.70% during the reporting period, modestly lagging the 12.31% return of its benchmark, the MSCI ACWI® Ex-USA Index. The Fund was well-positioned from a regional and country perspective, with overweight allocations to strong-performing Continental Europe and the United Kingdom and an underweight allocation to the underperforming emerging markets. However, stock selection, particularly within Continental Europe, drove relative underperformance for the period.

Three of the Fund’s five sub-advisers, William Blair, Northern Cross and Altrinsic, outperformed over the period. William Blair benefited from superior selection, particularly in the United Kingdom, Japan and the emerging markets. Northern Cross benefited from portfolio positioning with approximately two-thirds of its portfolio companies in Europe and only modest exposure to emerging markets. Similarly, Altrinsic benefited from underweight exposure to emerging markets during the period. Performance for sub-advisers NFJ and Earnest Partners suffered from overweight allocations to emerging markets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	11.70%	4.12%	13.11%	3.11%
MSCI ACWI® EX-USA INDEX	12.31	4.15	15.52	4.51

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
NET ASSETS	$2.9 BILLION
NET ASSET VALUE	$10.92
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.45%
NET EXPENSE RATIO	1.29%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. large-cap equities posted very strong performance during the 12-month reporting period ended March 31, 2014, as evidenced by the Russell 1000® Index return of 22.41%. Returns were strongest during the second half of 2013 when the Index returned 16.86%. Nearly every sector enjoyed double-digit gains for the period, led by health care and industrials, up 29.83% and 27.45%, respectively. Telecommunications services represented the only sector not to reach double digits, returning 5.86%. On an industry basis, airlines led the way, followed by auto components and aerospace & defense stocks. Metals & mining, which returned 1.30%, lagged the most. Growth slightly outperformed value among large-cap stocks, as the Russell 1000® Growth Index returned 23.22% compared with 21.57% for the Russell 1000® Value Index.

The Fund returned 22.41% during the reporting period matching the 22.41% return for its benchmark, the Russell 1000® Index. Overweight positioning in health care, information technology and consumer discretionary stocks benefited relative performance, but this was offset by overweight exposures to consumer staples and telecommunications services. Selections within the financials sector outperformed those in the Index, while holdings within materials lagged.

During the period, growth investor Jennison Associates and value investor Delaware Investments both outperformed their respective benchmarks. Jennison’s focus on earnings growth was rewarded as companies with high growth rates outperformed, while Delaware added value with its selections from the industrial and energy sectors. Westend’s top-down strategy struggled as its overweight to consumer staples and lack of exposure to industrials hurt relative performance. We made one change to the Fund’s sub-advisers over the period, as value investor NWQ did not perform as expected and was removed. Sub-adviser Huber Capital Management was added as a replacement in October 2013. Huber’s strategy focuses on stocks with high cash dividend or payout yields relative to the market. Huber may also invest in stocks that do not pay dividends, but with growth potential unrecognized by the market. The Huber portfolio offers a unique exposure relative to the other sub-advisers in the Fund.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	22.41%	12.51%	19.41%	5.32%
RUSSELL 1000® INDEX	22.41	14.75	21.73	5.72

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
NET ASSETS	$651 MILLION
NET ASSET VALUE	$9.92
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.20%
NET EXPENSE RATIO	1.05%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. mid-cap equities produced strong performance during the 12-month reporting period ended March 31, 2014, based on the 23.51% return of the Russell Midcap® Index. A large portion of the Index’s gain was registered in the second half of 2013, when it returned 16.73%. The healthcare and telecommunications services sectors led the way during the period, with both segments returning more than 37%. Industrials and energy were the bottom-performing sectors, although both delivered double-digit gains. On an industry basis, automobiles, airlines and pharmaceuticals were the top performers. Global real estate investment trusts (REITs), which returned -0.28%, were the only industry group to lose ground during the period. The growth style outperformed value, with the Russell Midcap® Growth Index returning 24.22% and outpacing the 22.95% return of the Russell Midcap® Value Index.

The Multi-Manager Mid Cap Fund returned 21.79% during the reporting period, underperforming its benchmark, the Russell MidCap® Index. The Fund’s holdings in health care and industrials struggled to keep up with the strong market performance in those sectors. Sector allocation also represented something of a headwind, as overweights in the underperforming energy and financials areas more than offset the positive impact of an underweight to the underperforming REIT industry.

LSV was the top-performing sub-adviser in the Fund during the period. The manager’s deep-value style and emphasis on stocks with low price-to-cash flow and price-to-earnings ratios contributed to results. More specifically, their stock selection was strong within the consumer staples, financial and information technology sectors. The growth investor Geneva Capital underperformed during the period, hampered by unfavorable stock selection. The manager’s holdings in health care, industrials and information technology struggled to keep pace with their respective sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	21.79%	12.24%	23.33%	8.47%
RUSSELL MIDCAP® INDEX	23.51	14.39	25.55	9.24

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
NET ASSETS	$952 MILLION
NET ASSET VALUE	$13.96
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.22%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Stock market returns were very strong across all capitalization groups during the 12-month reporting period ended March 31, 2014. Small-cap stocks performed particularly well, returning 24.90% as measured by the Russell 2000® Index. Much of the strength occurred during the second half of 2013, when the Russell 2000® Index gained 19.82%. Health care was the top-performing sector in the Index during the reporting period, rising 36.69% behind a 58.11% gain for pharmaceutical stocks. Materials and utilities lagged the Index, but both sectors still returned more than 12%. The growth style outperformed value, with the Russell 2000® Growth Index returning 27.19% and outgaining the 22.65% return of the Russell 2000® Value Index.

The Multi-Manager Small Cap Fund returned 25.17% during the reporting period, outperforming its benchmark, the Russell 2000® Index. The Fund benefited from both positive stock selection and sector allocation. In terms of sectors, an underweight to financials and an overweight to information technology contributed to outperformance. Stock selection was strongest within the consumer discretionary and financial sectors.

Hotchkis & Wiley was the best-performing sub-adviser in the Fund, as the manager’s deep-value style was in favor and provided a material boost to results. H&W’s portfolio was particularly strong in the financial and industrials sectors. Cardinal performed well largely due to its overweight in information technology and its stock selection within the consumer discretionary sector. The growth manager Summit Creek also performed positively, benefiting from the outperformance of the growth segment of the market. Riverbridge outpaced the Russell 2000® Index, but Denver Investment Advisors underperformed as its yield-biased style faced headwinds.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	25.17%	12.01%	23.09%	6.96%
RUSSELL 2000® INDEX	24.90	13.18	24.31	8.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
NET ASSETS	$390 MILLION
NET ASSET VALUE	$11.53
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.42%
NET EXPENSE RATIO	1.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund launched on December 3, 2013. The Fund is constructed to provide exposure to a blend of local- and hard-currency emerging market debt, as well as to opportunistically invest in emerging market corporate bonds. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index.

The Fund returned 2.54% from its inception through March 31, 2014, compared with the return of 3.48% of its blended benchmark.

The Fund is constructed with two sub-advisers, BlueBay Asset Management and Lazard Asset Management. BlueBay’s fundamental process focuses on bottom-up country analysis and selection. A relative value analysis is employed at end of the process to determine trade-offs between potential investments and risk management. Lazard’s top-down approach begins with an assessment of the global macroeconomic environment, followed by bottom-up analysis of individual countries.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	THREE MONTH	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	2.03%	2.54%
50% JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	2.84	3.48
JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX	3.73	4.83
JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	1.90	2.09

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index® is a market-weight limited benchmark that tracks total returns for sovereign bonds issued in the emerging markets, including U.S. dollar-denominated Brady bonds, loans, and Eurobonds with an outstanding face value of at least $500 million and a remaining life of greater than 2 1/2 years.

The JP Morgan GBI-EM Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000
CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMEDX
INCEPTION DATE	12/3/13
NET ASSETS	$102 MILLION
NET ASSET VALUE	$10.17
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.25%
NET EXPENSE RATIO	0.92%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market advanced during the 12-month reporting period ended March 31, 2014, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index returning 7.52%. Securities across the credit quality spectrum produced strong results, with CCC-rated issues delivering the strongest results. All economic sectors posted strong absolute performance for the period. Financials made the largest gains, although that sector’s performance was not significantly higher than the returns of industrial credits.

During the reporting period, the Multi-Manager High Yield Opportunity Fund returned 6.31%, compared with the 7.52% return of its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.

Sub-adviser Loomis Sayles underperformed over the reporting period, as its portfolio’s non-dollar exposure and longer duration position was a drag on relative results. In addition, underperformance from the Loomis Sayles portfolio’s emerging market debt holdings suffered from security-specific issues. Neuberger Berman added value during the period, by lowering credit quality, while DDJ’s overweight to CCC-rated bonds also was additive.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY	6.31%	7.69%	9.66%
BofA MERRILL LYNCH U.S. HY MASTER II CONSTRAINED INDEX	7.52	8.69	11.46

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, market value-weighted index that limits exposure to any given issuer and tracks the public high yield debt market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 120.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000 CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
NET ASSETS	$728 MILLION
NET ASSET VALUE	$10.72
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.19%
NET EXPENSE RATIO	0.90%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at cost(1)	$1,765,382	$1,003,689	$728,055
Investments, at value(2)	$1,998,133	$1,109,962	$892,592
Cash	21	–	–
Foreign currencies, at value (cost $2,782, $3,281, $299, $1,549, $61, respectively)	2,774	3,281	301
Dividend income receivable	3,561	1,654	2,922
Interest income receivable	–	–	–
Receivable for foreign tax reclaimable	302	384	578
Receivable for securities sold	8,955	13,200	3,744
Receivable for variation margin on futures contracts	–	37	–
Receivable for fund shares sold	405	28,687	310
Receivable from investment adviser	99	42	74
Unrealized gain on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	3	1	2
Total Assets	2,014,253	1,157,248	900,523
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	–	–	–
Payable for securities purchased	6,278	27,302	2,805
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	–	–
Payable for fund shares redeemed	647	499	325
Payable to affiliates:
Investment advisory fees	441	166	187
Administration fees	57	31	26
Custody and accounting fees	42	24	21
Shareholder servicing fees	14	–	8
Transfer agent fees	38	21	17
Trustee fees	1	–	–
Accrued other liabilities	83	27	50
Total Liabilities	7,601	28,070	3,439
Net Assets	$2,006,652	$1,129,178	$897,084
ANALYSIS OF NET ASSETS:
Capital stock	$1,833,871	$1,004,894	$738,656
Accumulated undistributed net investment income (loss)	(6,104)	1,334	(919)
Accumulated undistributed net realized gain (loss)	(53,837)	16,594	(5,211)
Net unrealized appreciation	232,722	106,356	164,558
Net Assets	$2,006,652	$1,129,178	$897,084
Shares Outstanding ($.0001 par value, unlimited authorization)	105,707	88,150	53,369
Net Asset Value, Redemption and Offering Price Per Share	$18.98	$12.81	$16.81

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $42,697, $52,553, $27,968, $102,726, $11,790, $24,232, $17,904, $11,363 and $29,369, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $42,697, $52,553, $27,968, $102,726, $11,790, $24,232, $17,904, $11,363 and $29,369, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2014

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$2,400,966	$464,137	$714,249	$287,233	$98,432	$695,047
$2,848,169	$641,673	$953,529	$389,138	$99,949	$721,310
–	–	–	–	–	–
1,550	–	–	–	62	–
7,646	793	867	189	–	12
–	–	–	–	1,443	10,961
4,475	–	–	–	–	–
5,638	12,403	7,797	1,811	390	2,484
125	22	206	134	–	19
711	231	122	41	4,378	335
127	49	45	29	12	55
–	–	–	–	143	11
2	1	1	1	–	1
2,868,443	655,172	962,567	391,343	106,377	735,188

–	–	–	–	109	22
13,268	3,717	9,241	1,337	4,045	3,058
–	–	–	–	–	2,561
1	–	4	–	–	–
806	405	1,029	67	–	884

562	112	163	81	14	112
81	19	27	11	3	21
58	9	7	15	5	18
9	2	24	1	–	17
54	13	18	7	2	14
1	–	4	1	–	–
65	31	40	35	25	31
14,905	4,308	10,557	1,555	4,203	6,738
$2,853,538	$650,864	$952,010	$389,788	$102,174	$728,450

$2,661,467	$430,161	$635,635	$259,022	$100,562	$700,878
8,725	218	795	(372)	275	78
(264,586)	42,915	76,170	29,245	(230)	1,276
447,932	177,570	239,410	101,893	1,567	26,218
$2,853,538	$650,864	$952,010	$389,788	$102,174	$728,450
261,281	65,635	68,219	33,816	10,047	67,967
$10.92	$9.92	$13.96	$11.53	$10.17	$10.72

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI- MANAGER EMERGING MARKETS EQUITY FUND		MULTI- MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:
Dividend income	$51,018	(2)(3)	$17,711	(2)(3)
Interest income	–		1
Total Investment Income	51,018		17,712
EXPENSES:
Investment advisory fees	25,369		4,571
Administration fees	3,288		857
Custody fees	2,008		550
Accounting fees	239		77
Transfer agent fees	2,192		572
Registration fees	30		24
Printing fees	97		18
Professional fees	59		36
Shareholder servicing fees	105		1
Trustee fees	28		9
Interest expense	9		–
Other	76		10
Total Expenses	33,500		6,725
Less expenses reimbursed by investment adviser	(4,334)		(1,022)
Net Expenses	29,166		5,703
Net Investment Income (Loss)	21,852		12,009
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	15,449		22,998
Futures contracts	–		380
Foreign currency transactions	(1,899)		(223)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,140)		88,931
Futures contracts	–		70
Foreign currency translations	72		–
Net Gains (Losses)	2,482		112,156
Net Increase in Net Assets Resulting from Operations	$24,334		$124,165

(1)	Commenced investment operations on December 3, 2013.
(2)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $7, $2, $3, $9, $2, $3, $2 and $5, respectively.
(3)	Net of $5,968, $1,579, $1,579, $6,534, $86, $9, $3, $5 and $4 respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2014

MULTI- MANAGER GLOBAL REAL ESTATE FUND		MULTI- MANAGER INTERNATIONAL EQUITY FUND		MULTI- MANAGER LARGE CAP FUND		MULTI- MANAGER MID CAP FUND		MULTI- MANAGER SMALL CAP FUND		MULTI- MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND(1)	MULTI- MANAGER HIGH YIELD OPPORTUNITY FUND

$25,731	(2)(3)	$66,541	(2)(3)	$13,375	(2)(3)	$13,070	(2)(3)	$3,700	(2)(3)	$–	$660 (2)
–		2		1		1		–		1,335 (3)	42,939 (3)
25,731		66,543		13,376		13,071		3,700		1,335	43,599

11,010		26,859		6,600		8,698		4,564		187	5,712
1,506		3,842		1,100		1,450		622		37	1,071
939		2,341		124		177		127		36	678
120		276		93		117		61		9	91
1,004		2,561		733		967		415		25	714
26		31		24		23		22		27	48
71		72		35		56		58		8	32
47		59		36		36		36		20	36
53		43		11		156		7		–	62
19		28		9		9		9		2	10
2		–		2		1		4		–	6
19		31		13		12		10		3	11
14,816		36,143		8,780		11,702		5,935		354	8,471
(3,820)		(3,075)		(1,054)		(2,051)		(742)		(124)	(2,064)
10,996		33,068		7,726		9,651		5,193		230	6,407
14,735		33,475		5,650		3,420		(1,493)		1,105	37,192

74,512		77,327		117,524		147,278		80,205		(230)	16,905
–		3,063		1,710		1,667		1,366		–	(30)
(496)		(10)		–		–		–		(118)	(230)

(83,913)		170,800		26,100		37,467		14,861		1,517	(12,072)
–		826		(81)		(33)		(118)		–	(39)
42		(1,251)		–		–		–		50	(424)
(9,855)		250,755		145,253		186,379		96,314		1,219	4,110
$4,880		$284,230		$150,903		$189,799		$94,821		$2,324	$41,302

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND(1)		MULTI-MANAGER GLOBAL REAL ESTATE FUND		MULTI-MANAGER INTERNATIONAL EQUITY FUND
Amounts in thousands	2014	2013	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$21,852	$16,858	$12,009	$1,817	$14,735	$12,922	$33,475	$33,824
Net realized gains (losses)	13,550	4,332	23,155	2,654	74,016	79,027	80,380	(39,545)
Net change in unrealized appreciation (depreciation)	(11,068)	36,386	89,001	17,355	(83,871)	83,574	170,375	179,452
Net Increase in Net Assets Resulting from Operations	24,334	57,576	124,165	21,826	4,880	175,523	284,230	173,731
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(257,476)	413,697	709,435	295,459	(133,360)	274,279	396,064	(170,793)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(257,476)	413,697	709,435	295,459	(133,360)	274,279	396,064	(170,793)
DISTRIBUTIONS PAID:
From net investment income	(24,600)	(25,500)	(9,767)	(1,551)	(24,850)	(22,771)	(32,100)	(39,798)
From net realized gains	–	–	(10,389)	–	(92,459)	(48,312)	–	–
Total Distributions Paid	(24,600)	(25,500)	(20,156)	(1,551)	(117,309)	(71,083)	(32,100)	(39,798)
Total Increase (Decrease) in Net Assets	(257,742)	445,773	813,444	315,734	(245,789)	378,719	648,194	(36,860)
NET ASSETS:
Beginning of period	2,264,394	1,818,621	315,734	–	1,142,873	764,154	2,205,344	2,242,204
End of period	$2,006,652	$2,264,394	$1,129,178	$315,734	$897,084	$1,142,873	$2,853,538	$2,205,344
Accumulated Undistributed Net Investment Income (Loss)	$(6,104)	$(2,973)	$1,334	$319	$(919)	$(9,756)	$8,725	$5,821

(1)	Commenced investment operations on September 18, 2012.
(2)	Commenced investment operations on December 3, 2013.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND(2)	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2014	2013	2014	2013	2014	2013	2014	2014	2013

$5,650	$8,095	$3,420	$6,840	$(1,493)	$638	$1,105	$37,192	$46,471
119,234	105,380	148,945	106,736	81,571	22,931	(348)	16,645	19,789
26,019	(48,007)	37,434	251	14,743	31,070	1,567	(12,535)	28,743
150,903	65,468	189,799	113,827	94,821	54,639	2,324	41,302	95,003

(249,800)	(234,172)	(30,015)	(189,632)	(89,465)	(82,922)	100,564	(19,838)	81,211
(249,800)	(234,172)	(30,015)	(189,632)	(89,465)	(82,922)	100,564	(19,838)	81,211

(5,527)	(8,233)	(4,000)	(7,000)	–	(3,500)	(714)	(38,400)	(46,596)
(86,105)	(107,385)	(144,295)	(36,554)	(61,571)	(8,189)	–	(23,682)	(6,280)
(91,632)	(115,618)	(148,295)	(43,554)	(61,571)	(11,689)	(714)	(62,082)	(52,876)
(190,529)	(284,322)	11,489	(119,359)	(56,215)	(39,972)	102,174	(40,618)	123,338

841,393	1,125,715	940,521	1,059,880	446,003	485,975	–	769,068	645,730
$650,864	$841,393	$952,010	$940,521	$389,788	$446,003	$102,174	$728,450	$769,068
$218	$95	$795	$1,092	$(372)	$(234)	$275	$78	$513

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$18.92		$18.67		$23.13		$20.85		$12.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.15		0.22		0.10		0.05
Net realized and unrealized gains (losses)	0.09		0.33		(2.07)		4.20		9.49
Total from Investment Operations	0.27		0.48		(1.85)		4.30		9.54
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.21)		(0.23)		(0.21)		(0.16)		(0.09)
From net realized gains	–		–		(2.40)		(1.86)		(0.63)
Total Distributions Paid	(0.21)		(0.23)		(2.61)		(2.02)		(0.72)
Net Asset Value, End of Year	$18.98		$18.92		$18.67		$23.13		$20.85
Total Return(2)	1.45%		2.56%		(5.86)%		20.88%		79.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,006,652		$2,264,394		$1,818,621		$2,470,359		$1,896,421
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.33	%(3)	1.35	%(3)(4)	1.44	%(3)	1.45	%(3)	1.48%
Expenses, before reimbursements and credits	1.53%		1.53%		1.52%		1.52%		1.55%
Net investment income, net of reimbursements and credits	1.00	%(3)	0.87	%(3)(4)	1.01	%(3)	0.42	%(3)	0.25%
Net investment income, before reimbursements and credits	0.80%		0.69%		0.93%		0.35%		0.18%
Portfolio Turnover Rate	54.90%		35.44%		46.58%		76.35%		115.05%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $44,000, $81,000, $48,000 and $149,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2014		2013(1)
Net Asset Value, Beginning of Period	$10.86		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.11
Net realized and unrealized gains	2.12		0.85
Total from Investment Operations	2.35		0.96
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.21)		(0.10)
From net realized gains	(0.19)		–
Total Distributions Paid	(0.40)		(0.10)
Net Asset Value, End of Period	$12.81		$10.86
Total Return(3)	22.15%		9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,129,178		$315,734
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	1.00	%(5)	0.99	%(5)
Expenses, before reimbursements and credits	1.18%		1.27%
Net investment income, net of reimbursements and credits	2.10	%(5)	1.99	%(5)(6)
Net investment income, before reimbursements and credits	1.92%		1.71	%(6)
Portfolio Turnover Rate	52.90%		50.68%

(1)	Commenced investment operations on September 18, 2012.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000 and $10,000, which represent less than 0.005 and 0.01 percent of average net assets for the fiscal year ended March 31, 2014 and the period from September 18, 2012 (commencement of operations) to March 31, 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$19.02		$17.29		$18.20		$17.08		$9.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.23		0.21		0.17		0.23
Net realized and unrealized gains (losses)	(0.17)		2.73		0.09		2.56		7.66
Total from Investment Operations	0.06		2.96		0.30		2.73		7.89
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.44)		(0.39)		(0.26)		(0.23)		(0.22)
From net realized gains	(1.83)		(0.84)		(0.95)		(1.38)		(0.46)
Total Distributions Paid	(2.27)		(1.23)		(1.21)		(1.61)		(0.68)
Net Asset Value, End of Year	$16.81		$19.02		$17.29		$18.20		$17.08
Total Return(2)	0.96%		17.62%		2.66%		16.59%		80.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$897,084		$1,142,873		$764,154		$820,472		$633,800
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.10	%(3)	1.16	%(3)(4)	1.27	%(3)	1.29	%(3)	1.30%
Expenses, before reimbursements and credits	1.48%		1.46%		1.47%		1.47%		1.48%
Net investment income, net of reimbursements and credits	1.47	%(3)	1.24	%(3)(4)	1.20	%(3)	0.95	%(3)	1.53%
Net investment income, before reimbursements and credits	1.09%		0.94%		1.00%		0.77%		1.35%
Portfolio Turnover Rate	48.54%		63.98%		64.16%		54.79%		71.54%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000, $49,000, $22,000 and $77,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$9.88		$9.25		$10.17		$9.19		$6.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.16		0.16		0.07		0.03
Net realized and unrealized gains (losses)	1.04		0.65		(0.92)		0.98		2.93
Total from Investment Operations	1.16		0.81		(0.76)		1.05		2.96
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.12)		(0.18)		(0.16)		(0.07)		(0.05)
From net realized gains	–		–		–		–		–
Total Distributions Paid	(0.12)		(0.18)		(0.16)		(0.07)		(0.05)
Net Asset Value, End of Year	$10.92		$9.88		$9.25		$10.17		$9.19
Total Return(2)	11.70%		8.92%		(7.24)%		11.49%		47.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,853,538		$2,205,344		$2,242,204		$3,451,805		$2,902,773
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.29	%(3)(4)	1.31	%(3)	1.37	%(3)	1.38	%(3)	1.41%
Expenses, before reimbursements and credits	1.41%		1.43%		1.40%		1.41%		1.42%
Net investment income, net of reimbursements and credits	1.31	%(3)(4)	1.59	%(3)	1.44	%(3)	0.74	%(3)	0.71%
Net investment income, before reimbursements and credits	1.19%		1.47%		1.41%		0.71%		0.70%
Portfolio Turnover Rate	39.36%		53.03%		70.80%		123.93%		59.84%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $66,000, $114,000, $92,000 and $374,000, which represent less than 0.005, 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.20%. Prior to January 1, 2014, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$9.32		$9.85		$9.56		$8.19		$5.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.08		0.05		0.04		0.06
Net realized and unrealized gains	1.96		0.68		0.56		1.38		2.50
Total from Investment Operations	2.04		0.76		0.61		1.42		2.56
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.09)		(0.05)		(0.05)		(0.05)
From net realized gains	(1.36)		(1.20)		(0.27)		–		–
Total Distributions Paid	(1.44)		(1.29)		(0.32)		(0.05)		(0.05)
Net Asset Value, End of Year	$9.92		$9.32		$9.85		$9.56		$8.19
Total Return(1)	22.41%		8.77%		6.96%		17.36%		45.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$650,864		$841,393		$1,125,715		$1,048,810		$710,622
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.05	%(2)(3)	1.10	%(3)	1.16	%(3)	1.19	%(3)	1.20%
Expenses, before reimbursements and credits	1.20%		1.19%		1.19%		1.20%		1.20%
Net investment income, net of reimbursements and credits	0.77	%(2)(3)	0.85	%(3)	0.59	%(3)	0.52	%(3)	0.81%
Net investment income, before reimbursements and credits	0.62%		0.76%		0.56%		0.51%		0.81%
Portfolio Turnover Rate	43.20%		57.95%		39.43%		69.02%		48.85%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2014, the expense limitation had been 1.10%.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $36,000, $43,000 and $99,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER MID CAP FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$13.44		$12.40		$12.59		$10.14		$6.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.10		0.03		–	(1)	0.02
Net realized and unrealized gains	2.78		1.55		0.14		2.46		3.88
Total from Investment Operations	2.83		1.65		0.17		2.46		3.90
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)		(0.10)		(0.01)		(0.01)		(0.02)
From net realized gains	(2.25)		(0.51)		(0.35)		–		–
Total Distributions Paid	(2.31)		(0.61)		(0.36)		(0.01)		(0.02)
Net Asset Value, End of Year	$13.96		$13.44		$12.40		$12.59		$10.14
Total Return(2)	21.79%		13.90%		1.93%		24.28%		62.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$952,010		$940,521		$1,059,880		$1,138,398		$587,664
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(3)	1.07	%(3)(4)	1.17	%(3)	1.19	%(3)	1.20%
Expenses, before reimbursements and credits	1.21%		1.21%		1.20%		1.20%		1.20%
Net investment income (loss), net of reimbursements and credits	0.35	%(3)	0.73	%(3)(4)	0.25	%(3)	(0.01	)%(3)	0.22%
Net investment income (loss), before reimbursements and credits	0.14%		0.59%		0.22%		(0.02)%		0.22%
Portfolio Turnover Rate	72.72%		67.67%		54.53%		62.29%		103.02%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $20,000, $32,000, $25,000 and $68,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.00%. Prior to January 1, 2013, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$10.89		$9.82		$11.12		$8.85		$5.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)		0.01		–	(1)	(0.05)		(0.03)
Net realized and unrealized gains (losses)	2.71		1.33		(0.33)		2.32		3.35
Total from Investment Operations	2.66		1.34		(0.33)		2.27		3.32
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.08)		–		–		–
From net realized gains	(2.02)		(0.19)		(0.97)		–		–
Total Distributions Paid	(2.02)		(0.27)		(0.97)		–		–
Net Asset Value, End of Year	$11.53		$10.89		$9.82		$11.12		$8.85
Total Return(2)	25.17%		14.01%		(1.53)%		25.79%		59.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$389,788		$446,003		$485,975		$591,747		$442,610
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(3)(4)	1.30	%(4)	1.37	%(4)	1.39	%(4)	1.40%
Expenses, before reimbursements and credits	1.43%		1.41%		1.41%		1.41%		1.41%
Net investment income (loss), net of reimbursements and credits	(0.36	)%(3)(4)	0.14	%(4)	(0.05	)%(4)	(0.47	)%(4)	(0.44)%
Net investment income (loss), before reimbursements and credits	(0.54)%		0.03%		(0.09)%		(0.49)%		(0.45)%
Portfolio Turnover Rate	41.64%		59.67%		56.47%		192.09%		187.71%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2014, the expense limitation had been 1.30%.
(4)	The net expenses and net investment income (loss) ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $24,000, $27,000 and $58,000, which represent less than 0.005, 0.005, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2014(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gains	0.13
Total from Investment Operations	0.25
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.08)
Total Distributions Paid	(0.08)
Net Asset Value, End of Period	$10.17
Total Return(3)	2.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$102,174
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.92	%(5)
Expenses, before reimbursements and credits	1.42%
Net investment income, net of reimbursements and credits	4.43	%(5)(6)
Net investment income, before reimbursements and credits	3.93	%(6)
Portfolio Turnover Rate	38.02%

(1)	Commenced investment operations on December 3, 2013.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents 0.01 percent of average net assets for the period from December 3, 2013 (commencement of operations) to March 31, 2014. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on December 3, 2013, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2014		2013		2012		2011		2010(1)
Net Asset Value, Beginning of Period	$11.00		$10.44		$10.98		$10.41		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.56		0.65		0.68		0.68		0.29
Net realized and unrealized gains (losses)	0.10		0.65		(0.29)		0.68		0.40
Total from Investment Operations	0.66		1.30		0.39		1.36		0.69
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.58)		(0.65)		(0.71)		(0.68)		(0.27)
From net realized gains	(0.36)		(0.09)		(0.22)		(0.11)		(0.01)
Total Distributions Paid	(0.94)		(0.74)		(0.93)		(0.79)		(0.28)
Net Asset Value, End of Period	$10.72		$11.00		$10.44		$10.98		$10.41
Total Return(3)	6.31%		12.90%		4.05%		13.58%		6.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$728,450		$769,068		$645,730		$649,149		$419,861
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.90	%(5)	0.97	%(5)(6)	1.07	%(5)	1.08	%(5)	1.10%
Expenses, before reimbursements and credits	1.19%		1.18%		1.17%		1.18%		1.21%
Net investment income, net of reimbursements and credits	5.21	%(5)	6.09	%(5)(6)	6.53	%(5)	6.46	%(5)	6.04	%(7)
Net investment income, before reimbursements and credits	4.92%		5.88%		6.43%		6.36%		5.93	%(7)
Portfolio Turnover Rate	68.10%		96.04%		80.61%		43.11%		20.46%

(1)	Commenced investment operations on September 23, 2009.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, $59,000, $27,000 and $88,000, which represent less than 0.005, 0.01, less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.
(7)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4%

Austria – 0.2%

Erste Group Bank A.G.	138,477	$4,740

Brazil – 7.1%

AMBEV S.A. ADR	1,159,083	8,589

B2W Cia Digital *	370,126	4,481

Banco Bradesco S.A. ADR	72,031	985

Banco do Brasil S.A.	207,559	2,076

Banco Santander Brasil S.A.	761,000	4,202

BB Seguridade Participacoes S.A.	790,600	8,679

CETIP S.A. – Mercados Organizados	484,400	5,841

Cosan Ltd., Class A	656,118	7,480

Cyrela Brazil Realty S.A. Empreendimentose Participacoes	299,300	1,814

Fibria Celulose S.A. *	1,653,600	18,307

JBS S.A.	2,040,800	6,962

Kroton Educacional S.A.	417,400	9,062

Light S.A.	83,600	687

Localiza Rent a Car S.A.	221,900	3,221

Mahle-Metal Leve S.A. Industriae Comercio	23,500	247

Odontoprev S.A.	1,265,800	5,082

Petroleo Brasileiro S.A. *	110,586	729

Petroleo Brasileiro S.A. ADR *	2,455,550	32,290

Petroleo Brasileiro S.A. ADR (New York Exchange} *	410,040	5,687

Sao Martinho S.A.	34,637	473

Sul America S.A.	172,813	1,146

Telefonica Brasil S.A. ADR	277,900	5,903

Vale S.A.	59,703	828

Vale S.A. ADR	379,700	5,251

Via Varejo S.A. *	193,800	2,028
		142,050

Chile – 0.2%

Banco de Chile	3,623,343	457

Banco Santander Chile ADR	158,800	3,722

ENTEL Chile S.A.	48,328	592
		4,771

China – 10.9%

ANTA Sports Products Ltd.	828,000	1,382

Baidu, Inc. ADR *	28,700	4,373

Bank of China Ltd., Class H	8,776,106	3,895

Baoxin Auto Group Ltd.	1,481,500	1,261

Biostime International Holdings Ltd.	45,000	309

Central China Real Estate Ltd.	1,530,883	401

China BlueChemical Ltd., Class H	620,000	321

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 10.9% – continued

China Cinda Asset Management Co. Ltd., Class H *	13,388,900	$7,628

China Coal Energy Co. Ltd., Class H	2,106,000	1,187

China Construction Bank Corp., Class H	38,303,247	26,836

China Dongxiang Group Co.	9,998,000	1,985

China Life Insurance Co. Ltd., Class H	243,000	688

China Longyuan Power Group Corp., Class H	2,338,000	2,355

China Pacific Insurance Group Co. Ltd., Class H	2,340,200	8,365

China Petroleum & Chemical Corp., Class H	3,819,271	3,411

China Shenhua Energy Co. Ltd., Class H	2,542,500	7,351

China Shineway Pharmaceutical Group Ltd.	2,187,750	3,821

China Telecom Corp. Ltd., Class H	600,000	278

China ZhengTong Auto Services Holdings Ltd. *	3,172,900	1,768

Chongqing Rural Commercial Bank, Class H	1,837,446	807

CNOOC Ltd.	7,750,342	11,716

CSR Corp. Ltd., Class H	8,680,000	7,323

Dongfeng Motor Group Co. Ltd., Class H	1,442,000	2,043

Fosun International Ltd.	953,000	1,198

Giant Interactive Group, Inc. ADR	142,198	1,645

Great Wall Motor Co. Ltd., Class H	955,500	4,815

Guangzhou Automobile Group Co. Ltd., Class H	17,119,421	18,051

Guangzhou R&F Properties Co. Ltd., Class H	846,000	1,224

Haitian International Holdings Ltd.	158,000	317

Hengan International Group Co. Ltd.	474,500	4,919

Industrial & Commercial Bank of China Ltd., Class H	20,516,937	12,627

Jiangsu Expressway Co. Ltd., Class H	492,000	561

Lenovo Group Ltd.	6,720,000	7,425

Longfor Properties Co. Ltd.	3,734,700	5,168

Mindray Medical International Ltd. ADR	42,636	1,380

New Oriental Education & Technology Group, Inc. ADR	203,500	5,973

PetroChina Co. Ltd., Class H	1,350,024	1,461

Ping An Insurance Group Co. of China Ltd., Class H	1,195,500	9,921

Sino-Ocean Land Holdings Ltd.	943,000	517

Sinopec Engineering Group Co. Ltd., Class H	1,023,500	1,114

Sinotrans Ltd., Class H	1,504,000	757

SOHO China Ltd.	1,415,442	1,164

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

China – 10.9% – continued

Tencent Holdings Ltd.	207,200	$14,426

Tingyi Cayman Islands Holding Corp.	2,424,000	6,965

Trina Solar Ltd. ADR *	467,000	6,281

Tsingtao Brewery Co. Ltd., Class H	664,000	4,873

Weichai Power Co. Ltd., Class H	1,168,000	4,461

WuXi PharmaTech Cayman, Inc. ADR *	31,448	1,159

Yangzijiang Shipbuilding Holdings Ltd.	253,000	218

Zhejiang Expressway Co. Ltd., Class H	930,000	848
		218,972

Cyprus – 0.1%

Eurasia Drilling Co. Ltd. GDR (Registered)	50,745	1,304

Czech Republic – 0.9%

Komercni Banka A.S.	74,342	17,757

Egypt – 0.9%

Commercial International Bank Egypt S.A.E.	3,352,539	17,116

Greece – 0.2%

Piraeus Bank S.A. *	1,181,367	3,253

Hong Kong – 6.1%

AIA Group Ltd.	1,570,600	7,462

ASM Pacific Technology Ltd.	464,200	4,506

Beijing Enterprises Holdings Ltd.	1,007,000	9,023

Chaoda Modern Agriculture Holdings Ltd. (1)*	5,742,000	–

China Lumena New Materials Corp.	5,884,000	948

China Mobile Ltd.	4,043,585	36,742

China Power International Development Ltd.	17,947,350	6,224

Cosco International Holdings Ltd.	261,998	105

Dah Chong Hong Holdings Ltd.	1,894,000	1,234

Galaxy Entertainment Group Ltd. *	1,114,000	9,729

GCL-Poly Energy Holdings Ltd. *	19,529,000	7,050

Geely Automobile Holdings Ltd.	4,010,000	1,577

Haier Electronics Group Co. Ltd.	1,887,000	5,114

Kingboard Laminates Holdings Ltd.	6,755,500	2,474

KWG Property Holding Ltd.	624,000	344

Nine Dragons Paper Holdings Ltd.	5,886,000	4,587

Pacific Basin Shipping Ltd.	9,511,600	6,097

Sands China Ltd.	1,254,000	9,416

Shanghai Industrial Holdings Ltd.	149,000	498

Sino Biopharmaceutical Ltd.	1,312,000	1,122

Stella International Holdings Ltd.	1,411,500	3,375

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Hong Kong – 6.1% – continued

Texwinca Holdings Ltd.	4,381,000	$4,707
		122,334

Hungary – 0.4%

Magyar Telekom Telecommunications PLC	2,060,374	2,796

OTP Bank PLC	180,525	3,462

Richter Gedeon Nyrt	58,261	1,017
		7,275

India – 7.1%

Andhra Bank	208,397	224

Bank of Baroda	89,425	1,083

Bank of India	247,566	951

Bharti Airtel Ltd.	1,034,361	5,501

Biocon Ltd.	92,779	659

Cairn India Ltd.	196,327	1,094

Gitanjali Gems Ltd. *	50,871	50

HCL Technologies Ltd.	293,170	6,840

HDFC Bank Ltd. ADR	220,787	9,059

Hindalco Industries Ltd.	1,061,125	2,529

Housing Development Finance Corp.	57,528	851

ICICI Bank Ltd.	258,745	5,428

ICICI Bank Ltd. ADR	45,000	1,971

Indiabulls Housing Finance Ltd.	229,188	914

Indian Bank	506,706	978

Infosys Ltd. ADR	19,914	1,079

ITC Ltd.	1,478,615	8,733

NMDC Ltd.	306,607	717

Oil India Ltd.	44,069	358

Punjab National Bank	86,300	1,079

Reliance Industries Ltd.	597,065	9,318

Rural Electrification Corp. Ltd.	134,485	518

Syndicate Bank	379,606	612

Tata Consultancy Services Ltd.	853,620	30,482

Tata Motors Ltd.	275,399	1,845

Tata Motors Ltd. ADR	281,600	9,971

Tata Steel Ltd.	291,050	1,931

UCO Bank	241,832	297

Ultratech Cement Ltd.	74,892	2,749

UPL Ltd.	451,016	1,395

Vijaya Bank	293,709	197

Wipro Ltd.	3,119,325	28,376

Zee Entertainment Enterprises Ltd.	1,046,089	4,751
		142,540

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Indonesia – 1.4%

Bank Bukopin Tbk PT	3,226,776	$182

Bank Rakyat Indonesia Persero Tbk PT	15,607,700	13,284

Indocement Tunggal Prakarsa Tbk PT	307,500	640

Indofood CBP Sukses Makmur Tbk PT	7,383,400	6,584

Indofood Sukses Makmur Tbk PT	6,836,000	4,420

Telekomunikasi Indonesia Persero Tbk PT	13,557,815	2,655
		27,765

Kuwait – 0.1%

Agility Public Warehousing Co. K.S.C.	852,500	2,301

Malaysia – 0.8%

Berjaya Sports Toto Bhd.	224,790	273

British American Tobacco Malaysia Bhd.	37,492	679

Bursa Malaysia Bhd.	92,100	213

DiGi.Com Bhd.	97,598	161

DRB-Hicom Bhd.	787,662	598

Genting Malaysia Bhd.	4,477,187	5,760

Hong Leong Financial Group Bhd.	84,140	405

KLCC Property Holdings Bhd.	179,322	349

Kuala Lumpur Kepong Bhd.	55,500	412

Kulim Malaysia Bhd. *	277,200	286

Lafarge Malaysia Bhd.	146,448	405

Malayan Banking Bhd.	133,648	396

Malaysia Building Society Bhd.	934,644	624

Media Prima Bhd.	311,650	225

Parkson Holdings Bhd.	320,781	295

Petronas Chemicals Group Bhd.	442,800	938

Telekom Malaysia Bhd.	162,687	293

Tenaga Nasional Bhd.	426,000	1,559

UMW Holdings Bhd.	425,900	1,432
		15,303

Mexico – 6.6%

Alfa S.A.B. de C.V., Series A	439,370	1,111

Alsea S.A.B. de C.V.	786,400	2,852

America Movil S.A.B. de C.V. ADR, Series L	1,191,314	23,683

America Movil S.A.B. de C.V., Series L	1,821,591	1,817

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	1,579,819	19,953

Controladora Comercial Mexicana S.A.B.de C.V., Series UBC	140,800	584

Fomento Economico Mexicano S.A.B. de C.V. ADR	7,985	744

Gruma S.A.B. de C.V., Series B *	210,249	1,739

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Mexico – 6.6% – continued

Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	5,576	$326

Grupo Bimbo S.A.B. de C.V., Series A	3,026,000	8,161

Grupo Financiero Banorte S.A.B. de C.V., Series O	2,104,200	14,230

Grupo Mexico S.A.B. de C.V., Series B	2,463,312	7,774

Grupo Televisa S.A.B. ADR	1,430,755	47,630

Industrias Bachoco S.A.B. de C.V. ADR	7,711	337

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	325,800	870

Wal-Mart de Mexico S.A.B. de C.V., Series V	174,800	416
		132,227

Panama – 0.2%

Avianca Holdings S.A. ADR *	226,700	3,865

Peru – 0.3%

Credicorp Ltd.	49,500	6,827

Philippines – 1.0%

Aboitiz Equity Ventures, Inc.	422,430	529

Aboitiz Power Corp.	878,400	729

Alliance Global Group, Inc.	4,227,300	2,687

Globe Telecom, Inc.	14,160	525

Metropolitan Bank & Trust Co.	3,691,709	6,380

SM Investments Corp.	239,699	3,774

Universal Robina Corp.	1,913,250	6,063
		20,687

Poland – 0.8%

Asseco Poland S.A.	15,076	234

Cyfrowy Polsat S.A. *	739,543	5,229

KGHM Polska Miedz S.A.	29,073	1,050

Powszechna Kasa Oszczednosci Bank Polski S.A.	609,415	8,530

Powszechny Zaklad Ubezpieczen S.A.	9,375	1,332

Tauron Polska Energia S.A.	313,878	545
		16,920

Qatar – 0.5%

Industries Qatar QSC	67,260	3,447

Qatar National Bank	123,005	6,346
		9,793

Russia – 4.9%

Gazprom OAO ADR	1,967,353	15,192

Lukoil OAO ADR	426,779	23,756

Magnit OJSC	8,425	1,946

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Russia – 4.9% – continued

Magnit OJSC GDR (Registered)	116,350	$6,387

Mail.ru Group Ltd. GDR (Registered) *	147,677	5,253

MegaFon OAO GDR (Registered)	15,160	427

MMC Norilsk Nickel OJSC ADR	78,100	1,301

Mobile Telesystems OJSC ADR	295,503	5,168

OTCPharm *	27,410	9

Pharmstandard OJSC GDR (Registered) *	27,410	238

Phosagro OAO GDR (Registered)	608,919	6,837

Rosneft OAO GDR (Registered)	1,350,711	9,010

Sberbank of Russia	2,795,131	6,670

Sberbank of Russia ADR	1,215,653	11,856

Severstal OAO GDR (Registered)	179,267	1,361

Sistema JSFC GDR (Registered)	16,492	372

Surgutneftegas OAO ADR	78,720	581

Tatneft OAO ADR	8,529	293

Yandex N.V., Class A *	89,000	2,687
		99,344

Singapore – 0.2%

China Yuchai International Ltd.	31,236	661

ComfortDelGro Corp. Ltd.	1,006,000	1,589

DBS Group Holdings Ltd.	19,000	245

Singapore Post Ltd.	1,007,000	1,090
		3,585

South Africa – 7.1%

AngloGold Ashanti Ltd. ADR *	278,200	4,752

Aspen Pharmacare Holdings Ltd.	266,327	7,116

Aveng Ltd. *	1,203,350	2,584

Barloworld Ltd.	1,697,463	17,781

Discovery Ltd.	933,275	7,480

Emira Property Fund	137,106	183

FirstRand Ltd.	759,266	2,604

Grindrod Ltd.	82,120	199

Imperial Holdings Ltd.	23,973	429

Investec Ltd.	107,292	866

Liberty Holdings Ltd.	98,778	1,167

Massmart Holdings Ltd.	429,568	5,611

Mondi Ltd.	44,007	773

MTN Group Ltd.	469,126	9,606

Murray & Roberts Holdings Ltd. *	152,766	356

Naspers Ltd., Class N	215,234	23,747

Netcare Ltd.	222,398	493

Redefine Properties Ltd. *	627,549	569

RMB Holdings Ltd.	206,388	936

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Africa – 7.1% – continued

Sasol Ltd.	175,610	$9,835

SPAR Group (The) Ltd.	31,519	363

Standard Bank Group Ltd.	1,106,891	14,594

Steinhoff International Holdings Ltd.	495,038	2,398

Tongaat Hulett Ltd.	37,885	409

Truworths International Ltd.	3,149,730	23,178

Woolworths Holdings Ltd.	587,439	4,095
		142,124

South Korea – 14.2%

ASIA Holdings Co. Ltd.	1,319	155

BS Financial Group, Inc.	404,420	5,738

Bukwang Pharmaceutical Co. Ltd.	44,100	598

CJ O Shopping Co. Ltd.	11,592	3,973

Daeduck GDS Co. Ltd.	46,350	721

Daekyo Co. Ltd.	59,630	370

Daewoong Pharmaceutical Co. Ltd.	6,883	454

Daishin Securities Co. Ltd.	22,732	190

Daou Technology, Inc.	52,371	705

Dongbu Insurance Co. Ltd.	79,422	4,127

E-Mart Co. Ltd.	1,598	368

Global & Yuasa Battery Co. Ltd.	12,594	585

GS Home Shopping, Inc.	3,589	801

Halla Visteon Climate Control Corp.	21,610	988

Hana Financial Group, Inc.	131,510	4,799

Hankook Tire Co. Ltd.	382,931	21,778

Hankook Tire Worldwide Co. Ltd.	21,030	415

Hyundai Home Shopping Network Corp.	5,496	808

Hyundai Mipo Dockyard	43,025	6,290

Hyundai Motor Co.	191,082	45,165

Industrial Bank of Korea	172,990	2,200

KB Financial Group, Inc.	100,880	3,538

KB Financial Group, Inc. ADR	79,600	2,798

KiaMotorsCorp.	31,795	1,775

Korea District Heating Corp.	3,169	203

KT Corp.	22,203	618

KT&G Corp.	7,354	552

LG Chem Ltd.	26,383	6,316

LG Electronics, Inc.	69,800	4,266

LG Fashion Corp.	14,340	376

Meritz Fire & Marine Insurance Co. Ltd.	25,760	360

NAVER Corp.	1,089	793

Paradise Co. Ltd.	221,777	6,793

POSCO	2,693	749

Samsung Electronics Co. Ltd.	85,093	107,606

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

South Korea – 14.2% – continued

Samsung Engineering Co. Ltd. *	57,050	$3,855

Samsung Heavy Industries Co. Ltd.	107,490	3,239

Samsung SDI Co. Ltd.	25,571	3,882

Shinhan Financial Group Co. Ltd.	578,901	25,485

SK Hynix, Inc. *	225,980	7,669

SK Telecom Co. Ltd.	5,379	1,091

Taekwang Industrial Co. Ltd.	159	205

Woori Finance Holdings Co. Ltd.	91,550	1,044
		284,441

Switzerland – 0.3%

Dufry A.G. (Registered) *	32,232	5,548

Taiwan – 10.6%

Advanced Semiconductor Engineering, Inc.	5,140,584	5,686

Cathay Real Estate Development Co. Ltd.	454,000	278

Chipbond Technology Corp.	747,000	1,326

Compal Electronics, Inc.	5,820,000	4,118

Delta Electronics, Inc.	1,149,000	7,122

Farglory Land Development Co. Ltd.	344,870	589

Fubon Financial Holding Co. Ltd.	1,717,000	2,335

Ginko International Co. Ltd.	133,000	2,302

Hermes Microvision, Inc.	194,000	7,803

Hiwin Technologies Corp.	475,000	4,616

Hon Hai Precision Industry Co. Ltd.	11,410,788	32,355

Inventec Corp.	1,704,000	1,685

Kinsus Interconnect Technology Corp.	256,000	949

Largan Precision Co. Ltd.	108,000	5,126

Lite-On Technology Corp.	665,817	993

MediaTek, Inc.	1,377,000	20,393

Mega Financial Holding Co. Ltd.	6,797,000	5,269

Phison Electronics Corp.	166,000	1,072

Pou Chen Corp.	1,436,147	2,027

Powertech Technology, Inc.	369,000	558

President Chain Store Corp.	302,313	2,130

Radiant Opto-Electronics Corp.	211,527	855

Realtek Semiconductor Corp.	718,280	2,167

Shin Kong Financial Holding Co. Ltd.	2,302,654	728

Taishin Financial Holding Co. Ltd.	3,986,029	1,809

Taiwan Cement Corp.	963,000	1,483

Taiwan Semiconductor Manufacturing Co. Ltd.	12,534,542	48,977

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,621,000	32,452

Teco Electric and Machinery Co. Ltd.	1,634,497	1,823

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

Taiwan – 10.6% – continued

Uni-President Enterprises Corp.	1,136,966	$1,980

Vanguard International Semiconductor Corp.	990,000	1,483

Winbond Electronics Corp. *	1,282,000	336

Yageo Corp.	11,983,300	5,492

Yuanta Financial Holding Co. Ltd.	8,707,000	4,401
		212,718

Thailand – 1.3%

Airports of Thailand PCL NVDR	791,100	4,745

Bangkok Bank PCL NVDR	815,100	4,493

Bangkok Expressway PCL NVDR	311,700	317

Delta Electronics Thailand PCL NVDR	220,400	401

Kasikornbank PCL NVDR	1,323,700	7,283

Kiatnakin Bank PCL (Registered)	697,300	914

Krung Thai Bank PCL (Registered)	575,592	332

PTT Global Chemical PCL NVDR	852,200	1,902

PTT PCL NVDR	343,100	3,161

Thai Oil PCL NVDR	899,157	1,472

Thanachart Capital PCL NVDR	1,145,700	1,274

Tisco Financial Group PCL NVDR	235,700	296
		26,590

Turkey – 2.2%

Akbank T.A.S.	538,575	1,709

Arcelik A.S.	842,887	4,704

Coca-Cola Icecek A.S.	206,472	4,965

Eregli Demir ve Celik Fabrikalari T.A.S.	616,219	794

TAV Havalimanlari Holding A.S.	629,131	5,026

Tekfen Holding A.S.	204,982	467

Tofas Turk Otomobil Fabrikasi A.S.	82,224	466

Tupras Turkiye Petrol Rafinerileri A.S.	765,922	16,186

Turk Hava Yollari AO	418,806	1,289

Turkiye Halk Bankasi A.S.	864,094	5,343

Turkiye Sise ve Cam Fabrikalari A.S.	980,047	1,062

Ulker Biskuvi Sanayi A.S.	272,272	1,913
		43,924

United Arab Emirates – 1.9%

Abu Dhabi Commercial Bank PJSC	1,058,175	2,103

Emaar Properties PJSC	11,898,732	32,315

Union National Bank PJSC	2,233,250	4,258
		38,676

United Kingdom – 1.2%

Afren PLC *	1,459,930	3,441

Anglo American PLC	813,592	20,714

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.4% – continued

United Kingdom – 1.2% – continued

O’Key Group S.A. GDR (Registered)	41,654	$376
		24,531

United States – 1.7%

Cognizant Technology Solutions Corp., Class A *	186,100	9,418

Flextronics International Ltd. *	257,900	2,383

Southern Copper Corp.	44,000	1,281

Tenaris S.A. ADR	472,744	20,919
		34,001
Total Common Stocks (2)
(Cost $1,590,621)		1,833,282

PREFERRED STOCKS – 5.2%

Brazil – 5.1%

Bradespar S.A.	81,650	712

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	150,000	6,564

Cia Energetica de Sao Paulo, Class B	70,200	821

Cia Paranaense de Energia ADR, Class B	51,813	679

Itau Unibanco Holding S.A.	103,153	1,538

Itau Unibanco Holding S.A. ADR	2,267,012	33,688

Itausa – Investimentos Itau S.A.	358,500	1,458

Lojas Americanas S.A.	1,422,083	10,473

Petroleo Brasileiro S.A. *	1,206,856	8,351

Randon Participacoes S.A.	978,450	3,657

Usinas Siderurgicas de Minas Gerais S.A., Class A *	1,111,575	4,997

Vale S.A.	1,313,613	16,384

Vale S.A. ADR	940,100	11,704
		101,026

India – 0.0%

Zee Entertainment Enterprises Ltd. *	22,996,281	274

South Korea – 0.1%

Samsung Electronics Co. Ltd.	2,184	2,167
Total Preferred Stocks (2)
(Cost $115,536)		103,467

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.9%

India – 0.5%

ITC Ltd., Exp. 5/2/18	968,975	$5,687

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.9% – continued

India – 0.5% – continued

Maruti Suzuki India Ltd., Exp. 2/9/15	126,875	$4,138

Taiwan – 0.3%

CTBC Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01 (3)(4)	11,398,000	7,067

United Kingdom – 0.1%

Ginko International Co. Ltd., Exp. 3/14/23	104,000	1,795
Total Warrants (2)
(Cost $16,528)		18,687

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)(6)	42,697,002	$42,697
Total Investment Companies
(Cost $42,697)		42,697

Total Investments – 99.6%
(Cost $1,765,382)		1,998,133

Other Assets less Liabilities – 0.4%		8,519
NET ASSETS – 100.0%		$2,006,652

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $7,067,000 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
CTBC Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01	3/9/11-7/29/13	$7,191

(5)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $70,750,000

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

with net sales of approximately $28,053,000 during the fiscal year ended March 31, 2014.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	17.4%
Consumer Staples	5.7
Energy	10.0
Financials	23.6
Health Care	1.4
Industrials	5.8
Information Technology	22.5
Materials	7.9
Telecommunication Services	5.0
Utilities	0.7

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	23.7%
Hong Kong Dollar	16.4
Korean Won	14.5
Taiwan Dollar	9.2
South African Rand	8.1
Brazilian Real	6.3
Indian Rupee	6.2
All other currencies less than 5%	15.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market partcipants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$142,050		$–		$–	$142,050
Chile	4,771		–		–	4,771
China	20,811		198,161		–	218,972
Hong Kong	–		122,334		–	122,334
India	22,080		120,460		–	142,540
Mexico	132,227		–		–	132,227
Panama	3,865		–		–	3,865
Peru	6,827		–		–	6,827
Russia	16,480		82,864		–	99,344
Singapore	662		2,923		–	3,585
South Africa	4,752		137,372		–	142,124
South Korea	2,798		281,643		–	284,441
Taiwan	32,452		180,266		–	212,718
United States	34,001		–		–	34,001
All Other Countries	–		283,483	(1)	–	283,483
Preferred Stocks
South Korea	–		2,167		–	2,167
All Other Countries	101,300	(1)	–		–	101,300
Warrants
United Kingdom	–		1,795		–	1,795
All Other Countries	16,892	(1)	–		–	16,892
Investment Companies	42,697		–		–	42,697
Total Investments	$584,665		$1,413,468		$–	$1,998,133

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Malaysia	$13,391	Valuations at last trade with foreign fair value adjustments
Russia	17,075	Valuations at last trade with foreign fair value adjustments
South Korea	246,528	Valuations at last trade with foreign fair value adjustments
Taiwan	138,019	Valuations at last trade with foreign fair value adjustments
Thailand	17,753	Valuations at last trade with foreign fair value adjustments
Turkey	23,886	Valuations at last trade with foreign fair value adjustments
Total	$456,652

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s) (1)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Warrant

United Kingdom	$1,567	$125	$76	$1,404	$(1,377)	$–	$(1,795)	$–	$–

(1)	The Transfers Out of Level 3, noted above, were due to the Fund receiving an evaluated price using observable inputs; quoted prices in active markets for similar securities.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.2%

Australia – 9.5%

DUET Group	11,846,416	$22,854

Macquarie Atlas Roads Group	3,321,248	9,124

Origin Energy Ltd.	409,200	5,426

SP AusNet	16,864,208	20,494

Spark Infrastructure Group	10,266,507	16,285

Transurban Group	4,857,068	32,712
		106,895

Austria – 0.5%

Flughafen Wien A.G.	60,653	6,016

Bermuda – 0.8%

Teekay Corp.	170,200	9,572

Brazil – 1.6%

CCR S.A.	1,486,400	11,326

Cia de Saneamento Basico do Estado de Sao Paulo ADR *	751,800	6,962
		18,288

Canada – 6.0%

Canadian National Railway Co.	196,500	11,040

Enbridge, Inc.	564,400	25,634

Inter Pipeline Ltd.	311,000	8,212

Pembina Pipeline Corp.	207,700	7,887

TransCanada Corp.	240,100	10,914

Veresen, Inc.	265,700	4,009
		67,696

China – 1.5%

COSCO Pacific Ltd.	5,152,800	6,610

ENN Energy Holdings Ltd.	1,226,500	8,575

Zhejiang Expressway Co. Ltd., Class H	2,477,300	2,259
		17,444

France – 9.6%

Aeroports de Paris	166,444	20,765

Eutelsat Communications S.A.	814,077	27,667

GDF Suez	199,900	5,478

SES S.A.	643,722	24,035

Vinci S.A.	413,613	30,819
		108,764

Germany – 2.9%

Fraport A.G. Frankfurt Airport Services Worldwide	432,154	32,319

Hong Kong – 2.0%

Beijing Enterprises Holdings Ltd.	1,242,400	11,132

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.2% – continued

Hong Kong – 2.0% – continued

Kunlun Energy Co. Ltd.	6,541,100	$10,952
		22,084

Italy – 10.9%

ASTM S.p.A.	318,898	5,407

Atlantia S.p.A.	2,263,370	58,278

Hera S.p.A.	3,695,062	10,789

Snam S.p.A.	3,380,950	19,808

Societa Iniziative Autostradali e Servizi S.p.A.	1,086,551	13,066

Terna Rete Elettrica Nazionale S.p.A.	2,837,760	15,207
		122,555

Japan – 7.4%

Osaka Gas Co. Ltd.	3,566,000	13,491

Toho Gas Co. Ltd.	2,756,000	14,995

Tokyo Gas Co. Ltd.	10,912,800	55,331
		83,817

Mexico – 0.1%

Infraestructura Energetica Nova S.A.B.de C.V.	309,900	1,606

South Korea – 0.8%

Macquarie Korea Infrastructure Fund	1,469,050	8,924

Spain – 2.3%

Ferrovial S.A.	831,700	18,062

Obrascon Huarte Lain S.A.	94,800	4,126

Red Electrica Corp. S.A.	42,200	3,434
		25,622

Switzerland – 2.8%

Flughafen Zuerich A.G. (Registered)	49,366	31,741

United Kingdom – 5.7%

National Grid PLC	1,786,000	24,529

Pennon Group PLC	2,316,015	28,704

Royal Mail PLC *	581,800	5,466

United Utilities Group PLC	441,300	5,804
		64,503

United States – 22.8%

American Tower Corp.	403,200	33,010

California Water Service Group	318,630	7,628

Crown Castle International Corp.	145,300	10,720

CSX Corp.	847,950	24,565

Kansas City Southern	166,000	16,942

NiSource, Inc.	261,800	9,302

Norfolk Southern Corp.	251,350	24,424

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.2% – continued

United States – 22.8% – continued

PG&E Corp.	699,660	$30,225

SBA Communications Corp., Class A *	178,500	16,236

SemGroup Corp., Class A	160,900	10,568

Sempra Energy	186,600	18,055

SJW Corp.	163,480	4,833

Spectra Energy Corp.	645,600	23,848

Waste Connections, Inc.	247,300	10,847

Williams (The) Cos., Inc.	397,700	16,139
		257,342
Total Common Stocks (1)
(Cost $892,004)		985,188

MASTER LIMITED PARTNERSHIPS – 6.2%

United States – 6.2%

Access Midstream Partners L.P.	181,500	10,445

Atlas Pipeline Partners LP	81,400	2,614

Crestwood Equity Partners L.P.	468,300	6,481

Crestwood Midstream Partners L.P.	1	–	(2)

Energy Transfer Equity L.P.	216,800	10,135

Enterprise Products Partners L.P.	212,700	14,753

EQT Midstream Partners L.P.	75,900	5,338

EV Energy Partners L.P.	161,145	5,397

MarkWest Energy Partners L.P.	142,700	9,321

MPLX L.P.	41,800	2,048

Plains All American Pipeline L.P.	72,000	3,969
		70,501
Total Master Limited Partnerships (1)
(Cost $57,412)		70,501

INVESTMENT COMPANIES – 4.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (3)(4)	52,552,651	52,553
Total Investment Companies
(Cost $52,553)		52,553

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.03%, 4/10/14 (5)	$1,720	$1,720
Total Short-Term Investments
(Cost $1,720)		1,720

Total Investments – 98.3%
(Cost $1,003,689)		1,109,962

Other Assets less Liabilities – 1.7%		19,216
NET ASSETS – 100.0%		$1,129,178

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Amount rounds to less than one thousand.
(3)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $14,927,000 with net purchases of approximately $37,626,000 during the fiscal year ended March 31, 2014.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	33	$3,077	Long	6/14	$24
Mini MSCI EAFE Index	26	2,464	Long	6/14	61

Total					$85

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	4.9%
Energy	19.3
Financials	5.0
Industrials	36.7
Telecommunication Services	1.5
Utilities	32.6

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	32.6%
Euro	28.0
Australian Dollar	10.1
Japanese Yen	8.0
Canadian Dollar	6.4
British Pound	6.1
All other currencies less than 5%	8.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Bermuda	$9,572		$–		$–	$9,572
Brazil	18,288		–		–	18,288
Canada	67,696		–		–	67,696
Mexico	1,606		–		–	1,606
United States	257,342		–		–	257,342
All Other Countries	–		630,684	(1)	–	630,684
Master Limited Partnerships	$70,501	(1)	$–		$–	$70,501
Investment Companies	52,553		–		–	52,553
Short-Term Investments	–		1,720		–	1,720
Total Investments	$477,558		$632,404		$–	$1,109,962

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$85		$–		$–	$85

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Japan	$83,817	Valuations at last trade with foreign value adjustments
South Korea	8,924	Valuations at last trade with foreign value adjustments
Total	$92,741

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4%

Australia – 4.9%

Australand Property Group	282,619	$1,106

BGP Holdings PLC – (Fractional Shares) *	3,277,404	–

CFS Retail Property Trust Group	1,850,000	3,244

Dexus Property Group	725,562	713

Federation Centres Ltd.	1,078,900	2,362

Goodman Group	934,555	4,101

GPT Group	1,650,000	5,601

Investa Office Fund	612,211	1,840

Mirvac Group	2,995,581	4,725

Stockland	3,532,949	12,292

Westfield Group	234,912	2,234

Westfield Retail Trust	1,946,151	5,380
		43,598

Canada – 2.2%

Boardwalk Real Estate Investment Trust	31,500	1,728

Canadian Real Estate Investment Trust	35,500	1,447

RioCan Real Estate Investment Trust	678,627	16,347
		19,522

France – 5.2%

Fonciere Des Regions	12,454	1,153

Gecina S.A.	11,800	1,570

ICADE	151,924	15,045

Klepierre	152,475	6,828

Mercialys S.A.	33,670	705

Unibail-Rodamco S.E.	83,392	21,683
		46,984

Germany – 0.4%

LEG Immobilien A.G.	48,300	3,170

Hong Kong – 11.5%

China Overseas Land & Investment Ltd.	5,428,100	14,082

China Resources Land Ltd.	3,983,000	8,748

Guangzhou R&F Properties Co. Ltd., Class H	3,500,000	5,063

Hang Lung Properties Ltd.	2,707,700	7,791

Hongkong Land Holdings Ltd.	2,279,870	14,746

Hysan Development Co. Ltd.	2,402,969	10,474

Kerry Properties Ltd.	2,420,000	8,066

Lifestyle International Holdings Ltd.	4,294,400	8,742

Link REIT (The)	377,795	1,859

Shangri-La Asia Ltd.	3,908,333	6,418

Sino Land Co. Ltd.	498,919	734

Sun Hung Kai Properties Ltd.	826,387	10,133

Swire Properties Ltd.	937,800	2,681

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Hong Kong – 11.5% – continued

Wharf Holdings Ltd.	509,890	$3,264
		102,801

Japan – 12.6%

Activia Properties, Inc.	170	1,367

Aeon Mall Co. Ltd.	440,500	11,303

Daiwa House Industry Co. Ltd.	747,100	12,648

GLP J-REIT	738	745

Hulic Co. Ltd.	164,090	2,242

Japan Real Estate Investment Corp.	901	4,519

Japan Retail Fund Investment Corp.	2,433	4,786

Kenedix Office Investment Corp.	373	1,849

Mitsubishi Estate Co. Ltd.	945,871	22,510

Mitsui Fudosan Co. Ltd.	994,384	30,272

Nippon Building Fund, Inc.	50	261

Nippon Prologis REIT, Inc.	1,240	2,500

Orix JREIT, Inc.	818	1,020

Sumitomo Realty & Development Co. Ltd.	327,800	12,810

Tokyo Tatemono Co. Ltd.	188,900	1,616

United Urban Investment Corp.	1,737	2,550
		112,998

Netherlands – 0.5%

Corio N.V.	15,880	726

Eurocommercial Properties N.V. – CVA	33,334	1,465

Nieuwe Steen Investments N.V.	383,660	2,328
		4,519

Singapore – 3.7%

CapitaCommercial Trust	2,434,000	2,877

CapitaLand Ltd.	3,834,350	8,826

CapitaMalls Asia Ltd.	1,140,800	1,622

City Developments Ltd.	1,050,000	8,449

Global Logistic Properties Ltd.	2,047,100	4,310

Keppel Land Ltd.	2,200,000	5,892

Suntec Real Estate Investment Trust	955,200	1,261
		33,237

Spain – 0.9%

Melia Hotels International S.A.	637,900	8,221

Sweden – 1.0%

Castellum AB	441,589	7,340

Fabege AB	27,700	361

Hufvudstaden AB, Class A	69,312	979
		8,680

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Switzerland – 0.2%

PSP Swiss Property A.G. (Registered) *	22,903	$2,154

Thailand – 0.8%

Central Pattana PCL (Registered)	4,778,000	6,923

Central Pattana PCL NVDR	500,000	726
		7,649

United Kingdom – 7.2%

British Land Co. PLC	409,836	4,474

Derwent London PLC	312,781	14,147

Great Portland Estates PLC	1,275,751	13,421

Hammerson PLC	1,007,206	9,312

Land Securities Group PLC	1,062,879	18,113

Safestore Holdings PLC	329,900	1,303

Shaftesbury PLC	340,000	3,729

Unite Group PLC	71,324	517
		65,016

United States – 45.3%

Alexandria Real Estate Equities, Inc.	168,100	12,197

American Campus Communities, Inc.	245,900	9,184

American Homes 4 Rent, Class A	346,800	5,795

AvalonBay Communities, Inc.	42,522	5,584

BioMed Realty Trust, Inc.	154,400	3,164

Boston Properties, Inc.	175,000	20,043

Brandywine Realty Trust	152,500	2,205

BRE Properties, Inc.	126,600	7,948

Brixmor Property Group, Inc.	86,700	1,849

DCT Industrial Trust, Inc.	221,900	1,749

DDR Corp.	240,700	3,967

Douglas Emmett, Inc.	119,500	3,243

Duke Realty Corp.	230,600	3,893

Equity Residential	417,300	24,199

Essex Property Trust, Inc.	103,170	17,544

Extended Stay America, Inc.	27,200	619

Federal Realty Investment Trust	96,600	11,082

General Growth Properties, Inc.	323,433	7,116

HCP, Inc.	48,200	1,870

Health Care REIT, Inc.	312,600	18,631

Healthcare Realty Trust, Inc.	108,800	2,628

Healthcare Trust of America, Inc., Class A	128,400	1,462

Highwoods Properties, Inc.	58,200	2,235

Hilton Worldwide Holdings, Inc. *	146,200	3,252

Host Hotels & Resorts, Inc.	1,070,312	21,663

Kilroy Realty Corp.	240,100	14,065

Kimco Realty Corp.	181,600	3,973

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

United States – 45.3% – continued

LaSalle Hotel Properties	192,400	$6,024

Lexington Realty Trust	198,300	2,163

Liberty Property Trust	122,900	4,542

Macerich (The) Co.	199,921	12,461

Pebblebrook Hotel Trust	56,800	1,918

Plum Creek Timber Co., Inc.	147,400	6,197

Post Properties, Inc.	58,300	2,863

Prologis, Inc.	697,765	28,490

Public Storage	27,400	4,617

Ramco-Gershenson Properties Trust	67,100	1,094

Realty Income Corp.	26,000	1,062

Senior Housing Properties Trust	64,400	1,447

Simon Property Group, Inc.	269,380	44,178

SL Green Realty Corp.	137,000	13,785

Spirit Realty Capital, Inc.	299,500	3,289

Starwood Hotels & Resorts

Worldwide, Inc.	127,800	10,173

Strategic Hotels & Resorts, Inc. *	185,500	1,890

Sunstone Hotel Investors, Inc.	132,300	1,816

Tanger Factory Outlet Centers, Inc.	43,340	1,517

Taubman Centers, Inc.	167,200	11,836

UDR, Inc.	229,822	5,936

Ventas, Inc.	135,639	8,216

Vornado Realty Trust	183,532	18,089

Weyerhaeuser Co.	44,700	1,312
		406,075
Total Common Stocks (1)
(Cost $700,087)		864,624

INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)(3)	27,968,270	27,968
Total Investment Companies
(Cost $27,968)		27,968

Total Investments – 99.5%
(Cost $728,055)		892,592

Other Assets less Liabilities – 0.5%		4,492
NET ASSETS – 100.0%		$897,084

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $30,625,000 with net sales of approximately $2,657,000 during the fiscal year ended March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2014

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Department Stores	1.0%
Diversified Real Estate Activities	14.6
Diversified REITs	12.9
Health Care REITs	4.0
Hotel & Resort REITs	3.9
Hotels, Resorts & Cruise Lines	3.3
Industrial REITs	4.3
Office REITs	12.6
Real Estate Development	4.0
Real Estate Operating Companies	8.0
Residential REITs	9.3
Retail REITs	20.5
Specialized REITs	1.6

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.7%
Japanese Yen	13.1
Hong Kong Dollar	10.2
British Pound	7.5
Euro	7.3
Australian Dollar	5.0
All other currencies less than 5%	8.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$19,522	$–		$–	$19,522
United States	406,075	–		–	406,075
All other Countries	–	439,027	(1)	–	439,027
Investment Companies	27,968	–		–	27,968
Total Investments	$453,565	$439,027		$–	$892,592

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Japan	$106,492	Valuations at last trade with foreign fair value adjustments
Total	$106,492

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4%

Australia – 1.3%

Australia & New Zealand Banking Group Ltd.	412,945	$12,691

BHP Billiton Ltd. ADR	129,122	8,751

CSL Ltd.	78,221	5,048

DuluxGroup Ltd.	257,170	1,368

FlexiGroup Ltd.	76,909	257

Flight Centre Travel Group Ltd.	21,339	1,039

Incitec Pivot Ltd.	102,307	281

REA Group Ltd.	29,510	1,335

Telstra Corp. Ltd.	1,213,043	5,722
		36,492

Austria – 1.1%

Conwert Immobilien Invest S.E.	366,067	4,846

Erste Group Bank A.G.	441,123	15,100

Schoeller-Bleckmann Oilfield Equipment A.G.	106,492	12,458
		32,404

Belgium – 0.5%

Anheuser-Busch InBev N.V.	126,769	13,325

Bermuda – 0.4%

Everest Re Group Ltd.	82,531	12,631

Brazil – 2.3%

AMBEV S.A. ADR	831,505	6,161

Banco Bradesco S.A. ADR	1,278,380	17,476

Banco do Brasil S.A.	572,400	5,724

BB Seguridade Participacoes S.A.	362,000	3,974

Cia de Saneamento Basico do Estado de Sao Paulo ADR *	1,346,900	12,472

Cielo S.A.	130,700	4,144

Embraer S.A. ADR	128,450	4,559

Kroton Educacional S.A.	137,600	2,987

Vale S.A. ADR	559,400	7,737

WEG S.A.	3,300	46
		65,280

Canada – 3.4%

Alimentation Couche Tard, Inc., Class B	37,874	3,063

Barrick Gold Corp.	127,423	2,272

Canadian National Railway Co.	81,068	4,558

Canadian Natural Resources Ltd.	117,920	4,519

Canadian Pacific Railway Ltd.	26,507	3,987

Cenovus Energy, Inc.	52,949	1,531

CI Financial Corp.	97,890	3,088

Enbridge, Inc.	57,000	2,589

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Canada – 3.4% – continued

Encana Corp.	170,929	$3,650

Kinross Gold Corp.	582,280	2,407

Magna International, Inc.	79,500	7,657

Manulife Financial Corp.	723,800	13,977

Potash Corp. of Saskatchewan, Inc.	48,334	1,748

Potash Corp. of Saskatchewan, Inc. (New York Exchange)	100,138	3,627

Rogers Communications, Inc., Class B	114,479	4,744

Talisman Energy, Inc.	622,880	6,209

Toronto-Dominion Bank (The)	134,997	6,329

Toronto-Dominion Bank (The) (New York Exchange)	284,400	13,353

Yamana Gold, Inc.	954,970	8,385
		97,693

China – 2.9%

Anhui Conch Cement Co. Ltd., Class H	2,400,200	10,300

Baidu, Inc. ADR *	22,329	3,402

China Construction Bank Corp., Class H	15,339,200	10,747

China Oilfield Services Ltd., Class H	4,421,700	10,435

China Petroleum & Chemical Corp., Class H	14,881,100	13,292

China Shipping Container Lines Co. Ltd., Class H *	16,453,000	3,757

Industrial & Commercial Bank of China Ltd., Class H	6,483,000	3,990

Mindray Medical International Ltd. ADR	203,666	6,591

Minth Group Ltd.	348,000	709

Ping An Insurance Group Co. of China Ltd., Class H	558,500	4,635

Qihoo 360 Technology Co. Ltd. ADR *	15,314	1,525

Tencent Holdings Ltd.	42,500	2,959

Vipshop Holdings Ltd. ADR *	9,031	1,348

Weichai Power Co. Ltd., Class H	2,109,000	8,055

WuXi PharmaTech Cayman, Inc. ADR *	47,765	1,761
		83,506

Colombia – 0.2%

Bancolombia S.A. ADR	115,810	6,541

Czech Republic – 0.2%

Komercni Banka A.S.	23,961	5,723

Denmark – 1.4%

Carlsberg A/S, Class B	115,000	11,460

Coloplast A/S, Class B	31,091	2,519

GN Store Nord A/S	114,524	2,847

Novo Nordisk A/S, Class B	389,236	17,757

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued
Denmark – 1.4% – continued

Pandora A/S	43,002	$2,851

SimCorp A/S	42,491	1,725
		39,159
Finland – 0.4%

Kone OYJ, Class B	47,990	2,016

Sampo OYJ, Class A	176,893	9,190
		11,206
France – 8.8%

Accor S.A.	104,131	5,338

Air Liquide S.A.	26,818	3,638

AXA S.A.	984,709	25,639

BNP Paribas S.A.	201,455	15,574

Cap Gemini S.A.	168,333	12,763

Carrefour S.A.	144,924	5,616

Cie de St-Gobain	267,305	16,183

Danone S.A.	211,188	14,938

Essilor International S.A.	68,523	6,924

Eurofins Scientific S.E.	5,674	1,699

Hermes International	3,141	1,046

JCDecaux S.A.	97,206	4,257

Legrand S.A.	105,470	6,559

L’Oreal S.A.	70,378	11,611

LVMH Moet Hennessy Louis Vuitton S.A.	20,300	3,695

Orange S.A.	535,703	7,922

Pernod Ricard S.A.	87,442	10,187

Publicis Groupe S.A.	37,498	3,391

Sanofi	237,560	24,825

Schneider Electric S.A.	186,349	16,568

Societe Generale S.A.	146,374	9,036

Sodexo	70,152	7,365

Total S.A.	138,312	9,084

Unibail-Rodamco S.E.	47,348	12,311

Valeo S.A.	44,657	6,299

Vinci S.A.	80,073	5,967

Zodiac Aerospace	52,847	1,867
		250,302
Germany – 6.4%

Adidas A.G.	47,220	5,116

Allianz S.E. (Registered)	113,486	19,179

BASF S.E.	79,234	8,806

Bayer A.G. (Registered)	50,403	6,816

Bayerische Motoren Werke A.G.	106,299	13,418

Bertrandt A.G.	8,443	1,294

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued
Germany – 6.4% – continued

Brenntag A.G.	16,451	$3,055

Continental A.G.	30,981	7,424

Daimler A.G. (Registered)	181,118	17,117

Deutsche Boerse A.G.	228,323	18,170

E.ON S.E.	239,080	4,673

Fresenius Medical Care A.G. & Co. KGaA	50,258	3,506

Fresenius S.E. & Co. KGaA	32,170	5,034

Infineon Technologies A.G.	551,214	6,577

Linde A.G.	55,260	11,061

MorphoSys A.G. *	12,296	1,140

OSRAM Licht A.G. *	30,430	1,976

ProSiebenSat.1 Media A.G. (Registered)	98,342	4,510

SAP A.G.	174,052	14,088

Siemens A.G. (Registered)	157,037	21,134

Symrise A.G.	116,685	5,833

Wincor Nixdorf A.G.	25,207	1,811

Wirecard A.G.	41,782	1,737
		183,475
Hong Kong – 2.1%

AIA Group Ltd.	977,400	4,644

BOC Hong Kong Holdings Ltd.	3,770,600	10,765

Cheung Kong Holdings Ltd.	711,239	11,818

China High Precision Automation Group Ltd. *	982,000	10

China Mobile Ltd.	1,759,971	15,992

Chow Tai Fook Jewellery Group Ltd.	1,270,800	2,007

Daphne International Holdings Ltd.	3,171,700	1,295

Hang Lung Properties Ltd.	549,000	1,580

Hutchison Telecommunications Hong Kong Holdings Ltd.	193,000	64

Orient Overseas International Ltd.	1,665,400	7,677

Sino Biopharmaceutical Ltd.	1,524,000	1,303

Techtronic Industries Co.	1,023,000	2,849

Wharf Holdings Ltd.	111,000	711
		60,715
India – 1.5%

HDFC Bank Ltd. ADR	106,565	4,372

ICICI Bank Ltd. ADR	491,933	21,547

Infosys Ltd. ADR	57,861	3,135

Tata Motors Ltd. ADR	345,728	12,242

WNS Holdings Ltd. ADR *	110,585	1,991
		43,287
Indonesia – 0.4%

Astra International Tbk PT	3,507,500	2,296

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Indonesia – 0.4% – continued

Bank Rakyat Indonesia Persero Tbk PT	4,935,900	$4,201

Indofood Sukses Makmur Tbk PT	7,860,500	5,083
		11,580

Ireland – 2.4%

Covidien PLC	129,630	9,548

CRH PLC	321,938	9,008

CRH PLC – Dublin	59,783	1,667

Experian PLC	121,772	2,196

ICON PLC *	306,165	14,558

Shire PLC	583,167	28,696

Smurfit Kappa Group PLC	126,870	3,086
		68,759

Israel – 1.1%

Check Point Software Technologies Ltd. *	61,155	4,136

Israel Chemicals Ltd.	726,000	6,346

Teva Pharmaceutical Industries Ltd. ADR	389,166	20,564
		31,046

Italy – 1.1%

Azimut Holding S.p.A.	53,674	1,915

Banca Generali S.p.A.	67,411	2,224

Intesa Sanpaolo S.p.A.	6,572,736	22,320

Pirelli & C. S.p.A.	250,059	3,929

World Duty Free S.p.A. *	90,908	1,276
		31,664

Japan – 12.8%

Amada Co. Ltd.	451,736	3,172

Asahi Kasei Corp.	452,000	3,069

Astellas Pharma, Inc.	355,500	4,211

Bank of Yokohama (The) Ltd.	2,382,333	11,875

Century Tokyo Leasing Corp.	44,000	1,229

Daikin Industries Ltd.	112,400	6,286

Daiwa Securities Group, Inc.	941,000	8,173

Denso Corp.	487,200	23,325

Dentsu, Inc.	124,100	4,700

FANUC Corp.	73,020	12,857

Fuji Heavy Industries Ltd.	288,500	7,789

Hitachi Ltd.	2,970,400	21,881

Hoya Corp.	144,800	4,527

Inpex Corp.	388,700	5,034

Isuzu Motors Ltd.	1,839,200	10,645

ITOCHU Corp.	277,000	3,231

Japan Exchange Group, Inc.	71,357	1,737

Japan Tobacco, Inc.	287,003	8,999

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Japan – 12.8% – continued

Kao Corp.	49,800	$1,762

Keyence Corp.	12,700	5,225

Komatsu Ltd.	390,700	8,080

Kyowa Hakko Kirin Co. Ltd.	566,761	6,033

LIXIL Group Corp.	63,000	1,734

Miraca Holdings, Inc.	21,400	936

MISUMI Group, Inc.	36,900	1,021

Mitsubishi Corp.	425,374	7,888

Mitsubishi Estate Co. Ltd.	9,000	214

Mitsui & Co. Ltd.	782,700	11,046

Mizuho Financial Group, Inc.	5,347,200	10,550

MS&AD Insurance Group Holdings	323,150	7,389

Murata Manufacturing Co. Ltd.	38,500	3,623

Nidec Corp.	85,000	5,161

Nintendo Co. Ltd.	35,290	4,203

Nippon Kayaku Co. Ltd.	67,000	754

Nippon Steel & Sumitomo Metal Corp.	2,621,900	7,149

Nitori Holdings Co. Ltd.	29,400	1,273

Nitto Denko Corp.	202,800	9,767

NKSJ Holdings, Inc.	264,845	6,794

Omron Corp.	59,800	2,461

ORIX Corp.	706,000	9,916

Otsuka Corp.	7,800	1,018

Park24 Co. Ltd.	46,100	875

SCSK Corp.	37,800	1,017

Secom Co. Ltd.	234,600	13,500

Sega Sammy Holdings, Inc.	222,000	4,962

Ship Healthcare Holdings, Inc.	31,400	1,210

SMC Corp.	79,552	20,932

Start Today Co. Ltd.	58,600	1,498

Sugi Holdings Co. Ltd.	85,028	3,788

Sumitomo Mitsui Financial Group, Inc.	390,400	16,641

Sumitomo Mitsui Trust Holdings, Inc.	2,168,631	9,779

Sundrug Co. Ltd.	31,500	1,437

Suruga Bank Ltd.	163,000	2,865

Suzuki Motor Corp.	287,395	7,487

THK Co. Ltd.	268,516	6,014

Tokio Marine Holdings, Inc.	163,250	4,894

TOTO Ltd.	112,000	1,550

Toyota Motor Corp.	130,200	7,328

Trend Micro, Inc.	52,000	1,608

TS Tech Co. Ltd.	25,400	769

Tsuruha Holdings, Inc.	11,100	1,091
		365,982

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Malaysia – 0.2%

Genting Bhd.	1,495,200	$4,578

Sime Darby Bhd.	683,300	1,948
		6,526

Mexico – 0.3%

Grupo Televisa S.A.B. ADR	252,278	8,398

Netherlands – 2.8%

Core Laboratories N.V.	116,707	23,159

Heineken N.V.	260,546	18,156

NXP Semiconductor N.V. *	106,582	6,268

Royal Dutch Shell PLC, Class A	853,784	31,194
		78,777

New Zealand – 0.1%

Ryman Healthcare Ltd.	181,358	1,382

Nigeria – 0.0%

Guaranty Trust Bank PLC	4,011,706	620

Norway – 1.8%

DNB ASA	802,685	13,969

Norsk Hydro ASA	1,164,759	5,817

Statoil ASA	512,500	14,476

Statoil ASA ADR	368,077	10,387

Telenor ASA	262,200	5,810
		50,459

Peru – 0.1%

Credicorp Ltd.	17,871	2,465

Poland – 0.1%

Powszechna Kasa Oszczednosci Bank Polski S.A.	246,341	3,448

Russia – 0.9%

Lukoil OAO ADR	196,000	10,961

Mail.ru Group Ltd. GDR (Registered) *	44,317	1,577

Mobile Telesystems OJSC ADR	292,800	5,121

Sberbank of Russia ADR	655,400	6,403
		24,062

Singapore – 1.5%

Biosensors International Group Ltd.	4,161,939	3,092

DBS Group Holdings Ltd.	89,001	1,146

Golden Agri-Resources Ltd.	36,068,982	16,516

Singapore Technologies Engineering Ltd.	311,000	946

United Overseas Bank Ltd.	1,129,300	19,480
		41,180

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

South Africa – 1.1%

Bidvest Group Ltd.	93,164	$2,464

Coronation Fund Managers Ltd.	128,307	1,204

MTN Group Ltd.	195,420	4,001

Naspers Ltd., Class N	21,072	2,325

Sasol Ltd. ADR	374,100	20,905
		30,899

South Korea – 1.0%

Coway Co. Ltd.	15,059	1,056

Halla Visteon Climate Control Corp.	25,980	1,188

Hyundai Mobis Co. Ltd.	33,572	9,958

NAVER Corp.	3,079	2,242

POSCO	24,533	6,826

Samsung Electronics Co. Ltd.	5,205	6,582

SK Telecom Co. Ltd.	4,415	896
		28,748

Spain – 2.2%

Abertis Infraestructuras S.A.	86,834	1,985

Amadeus IT Holding S.A., Class A	418,640	17,408

Banco Bilbao Vizcaya Argentaria S.A.	1,861,978	22,403

Banco Santander S.A.	913,264	8,721

Bankinter S.A.	275,589	2,220

Grifols S.A.	37,117	2,038

Inditex S.A.	7,226	1,086

Mapfre S.A.	299,565	1,265

Repsol S.A.	236,150	6,034
		63,160

Sweden – 2.5%

Atlas Copco AB, Class A	608,357	17,606

Getinge AB, Class B	413,988	11,668

Hennes & Mauritz AB, Class B	75,500	3,218

Hexpol AB	26,117	2,307

Intrum Justitia AB	34,512	942

Investor AB, Class B	236,540	8,570

Sandvik AB	339,043	4,804

Svenska Cellulosa AB S.C.A., Class B	254,100	7,481

Telefonaktiebolaget LM Ericsson, Class B	437,641	5,831

Volvo AB, Class B	573,652	9,103
		71,530

Switzerland – 7.9%

ABB Ltd. (Registered) *	357,654	9,260

Actelion Ltd. (Registered) *	30,587	2,900

Burckhardt Compression Holding A.G.	2,193	1,142

Cie Financiere Richemont S.A. (Registered)	128,062	12,262

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Switzerland – 7.9% – continued

Clariant A.G. (Registered)	171,196	$3,331

Credit Suisse Group A.G. ADR	238,915	7,736

Foster Wheeler A.G. *	135,375	4,389

Geberit A.G. (Registered)	8,808	2,888

Holcim Ltd. (Registered) *	101,320	8,413

Nestle S.A. (Registered)	289,491	21,813

Novartis A.G. (Registered)	305,140	25,917

Novartis A.G. ADR	139,026	11,820

Partners Group Holding A.G.	10,618	2,986

Roche Holding A.G. (Genusschein)	185,267	55,689

Sika A.G. (Bearer)	349	1,428

Sonova Holding A.G. (Registered) *	9,007	1,318

Straumann Holding A.G. (Registered)	5,339	1,138

Syngenta A.G. (Registered)	22,288	8,454

Transocean Ltd.	173,050	7,154

UBS A.G. (Registered) *	722,994	14,927

Zurich Insurance Group A.G. *	69,400	21,327
		226,292

Taiwan – 1.3%

Advanced Semiconductor Engineering, Inc.	10,319,415	11,413

Delta Electronics, Inc.	531,000	3,291

Eclat Textile Co. Ltd.	14,360	166

MediaTek, Inc.	225,000	3,332

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	873,542	17,489
		35,691

Thailand – 0.1%

Airports of Thailand PCL (Registered)	180,800	1,081

Bangkok Bank PCL NVDR	459,127	2,531
		3,612

Turkey – 0.7%

Akbank T.A.S.	2,106,877	6,686

KOC Holding A.S. ADR	260,400	5,435

Turkiye Garanti Bankasi A.S.	2,241,347	7,657
		19,778

United Arab Emirates – 0.2%

Dragon Oil PLC	189,225	1,785

Dubai Islamic Bank PJSC	816,536	1,367

Emaar Properties PJSC	1,125,922	3,058
		6,210

United Kingdom – 16.7%

Abcam PLC	57,631	374

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

United Kingdom – 16.7% – continued

Amlin PLC	374,240	$3,024

Anglo American PLC	269,621	6,876

ARM Holdings PLC ADR	437,789	22,314

Ashmore Group PLC	21,983	122

Ashtead Group PLC	235,097	3,738

ASOS PLC *	4,793	415

AstraZeneca PLC	345,000	22,354

Babcock International Group PLC	219,341	4,931

BAE Systems PLC	1,755,700	12,197

Barclays PLC	1,566,375	6,110

Berendsen PLC	64,944	1,212

Berkeley Group Holdings PLC	38,265	1,672

BG Group PLC	706,983	13,185

BP PLC ADR	77,344	3,720

BT Group PLC	1,489,949	9,483

BTG PLC *	153,769	1,393

Bunzl PLC	188,045	5,012

Capita PLC	338,066	6,188

Centrica PLC	2,194,000	12,082

Compass Group PLC	335,028	5,121

Countrywide PLC	106,786	1,165

Daily Mail & General Trust PLC, Class A	160,500	2,325

Derwent London PLC	22,352	1,011

Diageo PLC	1,313,439	40,765

DS Smith PLC	190,917	1,036

easyJet PLC	191,916	5,493

Ensco PLC, Class A	97,500	5,146

Genel Energy PLC *	103,871	1,702

GlaxoSmithKline PLC	449,957	11,987

Glencore Xstrata PLC	3,226,765	16,644

Halma PLC	215,039	2,067

Hargreaves Lansdown PLC	75,195	1,829

Hays PLC	470,592	1,140

Hikma Pharmaceuticals PLC	28,139	781

Hiscox Ltd.	154,085	1,752

Howden Joinery Group PLC	275,275	1,707

HSBC Holdings PLC	1,659,216	16,800

HSBC Holdings PLC	266,230	2,704

IG Group Holdings PLC	93,261	976

IMI PLC	185,843	4,522

Imperial Tobacco Group PLC	320,900	12,977

InterContinental Hotels Group PLC	52,874	1,702

ITV PLC	2,983,592	9,542

Jupiter Fund Management PLC	269,118	1,801

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

United Kingdom–16.7% – continued

Keller Group PLC	58,212	$1,044

Lancashire Holdings Ltd.	35,834	409

Lloyds Banking Group PLC *	19,011,317	23,862

Marks & Spencer Group PLC	742,200	5,592

Nanoco Group PLC *	127,848	231

Next PLC	47,328	5,218

Noble Corp. PLC	213,730	6,998

Pearson PLC	307,268	5,449

Provident Financial PLC	41,227	1,364

Prudential PLC	596,812	12,643

Reckitt Benckiser Group PLC	125,260	10,208

RioTintoPLC	299,897	16,725

Rio Tinto PLC ADR	186,361	10,405

Rolls-Royce Holdings PLC *	1,021,359	18,321

Sage Group (The) PLC	1,134,369	7,905

Serco Group PLC	813,100	5,706

St. James’s Place PLC	73,700	1,015

Standard Chartered PLC	366,595	7,667

Subsea 7 S.A.	443,820	8,249

Tesco PLC	1,991,000	9,813

Travis Perkins PLC	6,193	195

Vodafone Group PLC	1	–

Vodafone Group PLC ADR	184,001	6,773

Whitbread PLC	58,666	4,070

Willis Group Holdings PLC	273,035	12,049

WPP PLC	209,752	4,339
		475,347

United States – 2.2%

Aon PLC	52,387	4,415

Axis Capital Holdings Ltd.	277,000	12,701

Carnival Corp.	404,224	15,304

Freeport-McMoRan Copper & Gold, Inc.	289,953	9,589

Genpact Ltd. *	218,640	3,809

MGM China Holdings Ltd.	347,200	1,225

Philip Morris International, Inc.	90,660	7,422

RenaissanceRe Holdings Ltd.	62,900	6,139

Verizon Communications, Inc.	7,084	338

Verizon Communications, Inc. (New York Exchange)	50,560	2,405
		63,347
Total Common Stocks (1)
(Cost $2,246,035)		2,692,701

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 1.5%

Brazil – 0.8%

Banco Bradesco S.A.	432,950	$5,931

Cia Paranaense de Energia, Class B ADR	601,000	7,879

Itau Unibanco Holding S.A.	275,400	4,107

Itau Unibanco Holding S.A. ADR	360,359	5,355
		23,272

Germany – 0.7%

Henkel A.G. & Co. KGaA	57,258	6,162

Volkswagen A.G.	53,500	13,862
		20,024
Total Preferred Stocks (1)
(Cost $43,657)		43,296

RIGHTS – 0.0%

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	1,861,978	436
Total Rights (1)
(Cost $341)		436

INVESTMENT COMPANIES – 3.8%

iShares MSCI United Kingdom ETF	226,336	4,660

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)(3)	102,726,378	102,726
Total Investment Companies (1)
(Cost $106,583)		107,386

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0 .1%

U.S. Treasury Bill, 0.05%, 4/10/14 (4)	$4,350	$4,350
Total Short-Term Investments
(Cost $4,350)		4,350

Total Investments – 99.8%
(Cost $2,400,966)		2,848,169

Other Assets less Liabilities – 0.2%		5,369
NET ASSETS – 100.0%		$2,853,538

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(3)

At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $84,920,000 with net purchase of approximately $17,806,000 during the fiscal year ended March 31, 2014.

(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Mini MSCI EAFE Index	238	$22,551	Long	6/14	$609

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.5%
Consumer Staples	9.1
Energy	8.5
Financials	26.6
Health Care	12.0
Industrials	12.7
Information Technology	7.9
Materials	7.8
Telecommunication Services	2.5
Utilities	1.4

Total	100.0%

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	24.1%
United States Dollar	19.8
British Pound	16.0
Japanese Yen	13.4
Swiss Franc	7.1
All other currencies less than 5%	19.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summerized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Australia	$8,751	$27,741		$–	$36,492
Bermuda	12,631	–		–	12,631
Brazil	65,280	–		–	65,280
Canada	97,693	–		–	97,693
China	14,627	68,879		–	83,506
Colombia	6,541	–		–	6,541
Hong Kong	–	60,705		10	60,715
India	43,287	–		–	43,287
Ireland	24,107	44,652		–	68,759
Israel	24,700	6,346		–	31,046
Mexico	8,398	–		–	8,398
Netherlands	29,427	49,350		–	78,777
Nigeria	620	–		–	620
Norway	10,387	40,072		–	50,459
Peru	2,465	–		–	2,465
Russia	22,485	1,577		–	24,062
South Africa	20,905	9,994		–	30,899
Switzerland	31,099	195,193		–	226,292
Taiwan	17,489	18,202		–	35,691
Turkey	5,435	14,343		–	19,778
United Kingdom	67,404	407,943		–	475,347
United States	61,784	1,563		–	63,347
All Other Countries	–	1,170,616	(1)	–	1,170,616
Preferred Stocks
Brazil	23,272	–		–	23,272
Germany	–	20,024		–	20,024
Rights	–	436	(1)	–	436
Investment Companies	107,386	–		–	107,386
Short-Term Investments	–	4,350		–	4,350
Total Investments	$706,173	$2,141,986		$10	$2,848,169

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$609	$–		$–	$609

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2014

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Japan	$298,019	Valuations at last trade with foreign fair value adjustments
Malaysia	6,526	Valuations at last trade with foreign fair value adjustments
South Korea	23,366	Valuations at last trade with foreign fair value adjustments
Taiwan	11,413	Valuations at last trade with foreign fair value adjustments
Turkey	14,344	Valuations at last trade with foreign fair value adjustments
Total	$353,668

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Common Stock

Hong Kong	$157	$–	$(147)	$–	$–	$–	$–	$10	$(147)

The Fund valued the securities included in the balance as of 3/31/14 above using prices provided by the Asset Management PVC.

	FAIR VALUE AT 3/31/14 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$10	Market Comparable Companies	Price to Earnings Multiple / Liquidity Discount

The significant unobservable inputs used in the fair value measurement is the price to earnings multiple along with liquidity discounts. Significant increases (decreases) in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6%

Advertising – 0.3%

Aimia, Inc.	129,900	$2,088

Aerospace/Defense – 3.1%

Boeing (The) Co.	21,388	2,684

Northrop Grumman Corp.	74,300	9,167

Raytheon Co.	58,300	5,759

United Technologies Corp.	19,494	2,278
		19,888

Agriculture – 1.8%

Archer-Daniels-Midland Co.	131,800	5,719

Philip Morris International, Inc.	73,800	6,042
		11,761

Apparel – 2.0%

Michael Kors Holdings Ltd. *	19,790	1,846

NIKE, Inc., Class B	125,935	9,301

Under Armour, Inc., Class A *	15,462	1,773
		12,920

Auto Manufacturers – 0.3%

Tesla Motors, Inc. *	8,223	1,714

Auto Parts & Equipment – 0.9%

Johnson Controls, Inc.	124,900	5,910

Banks – 5.2%

Bank of America Corp.	367,300	6,317

Bank of New York Mellon (The) Corp.	162,400	5,731

BB&T Corp.	140,000	5,624

Citigroup, Inc.	103,900	4,946

Goldman Sachs Group (The), Inc.	11,382	1,865

JPMorgan Chase & Co.	90,700	5,506

Morgan Stanley	60,280	1,879

SunTrust Banks, Inc.	44,400	1,767
		33,635

Beverages – 0.1%

Coca-Cola (The) Co.	20,000	773

Biotechnology – 5.2%

Alexion Pharmaceuticals, Inc. *	18,440	2,805

Biogen Idec, Inc. *	32,811	10,036

Celgene Corp. *	52,741	7,363

Gilead Sciences, Inc. *	121,977	8,643

Illumina, Inc. *	11,476	1,706

Intercept Pharmaceuticals, Inc. *	3,023	997

Vertex Pharmaceuticals, Inc. *	27,717	1,960
		33,510

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Chemicals – 1.7%

BASF S.E. ADR	18,600	$2,072

E.I. du Pont de Nemours & Co.	85,400	5,730

Monsanto Co.	28,701	3,265
		11,067

Commercial Services – 1.4%

MasterCard, Inc., Class A	84,798	6,334

Western Union (The) Co.	154,000	2,520
		8,854

Computers – 3.7%

Accenture PLC, Class A	5,957	475

Apple, Inc.	23,429	12,575

EMC Corp.	223,830	6,135

Hewlett-Packard Co.	148,100	4,793
		23,978

Cosmetics/Personal Care – 1.1%

Estee Lauder (The) Cos., Inc., Class A	109,749	7,340

Diversified Financial Services – 0.6%

Visa, Inc., Class A	17,584	3,796

Electric – 2.6%

American Electric Power Co., Inc.	16,000	811

Edison International	105,400	5,967

Entergy Corp.	52,500	3,510

Exelon Corp.	171,400	5,752

NextEra Energy, Inc.	8,100	774
		16,814

Electronics – 0.2%

TE Connectivity Ltd.	26,600	1,602

Engineering & Construction – 0.5%

Fluor Corp.	20,200	1,570

KBR, Inc.	72,800	1,942
		3,512

Environmental Control – 0.9%

Waste Management, Inc.	138,900	5,843

Food – 3.9%

ConAgra Foods, Inc.	47,400	1,471

Kraft Foods Group, Inc.	102,300	5,739

Mondelez International, Inc., Class A	416,653	14,395

Tyson Foods, Inc., Class A	42,000	1,848

Whole Foods Market, Inc.	39,727	2,015
		25,468

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Healthcare – Products – 0.9%

Baxter International, Inc.	78,100	$5,747

Healthcare – Services – 0.9%

Quest Diagnostics, Inc.	98,200	5,688

Home Builders – 0.2%

Lennar Corp., Class B	44,264	1,445

Household Products/Wares – 0.4%

Tupperware Brands Corp.	31,800	2,664

Insurance – 4.5%

Allstate (The) Corp.	102,100	5,777

American International Group, Inc.	79,800	3,991

CNO Financial Group, Inc.	499,000	9,032

ING US, Inc.	88,400	3,206

Marsh & McLennan Cos., Inc.	118,000	5,818

XL Group PLC	48,300	1,509
		29,333

Internet – 4.8%

Amazon.com, Inc. *	13,415	4,514

eBay, Inc. *	110,532	6,106

Facebook, Inc., Class A *	64,715	3,899

Google, Inc., Class A *	5,633	6,278

LinkedIn Corp., Class A *	11,907	2,202

Netflix, Inc. *	5,577	1,963

Pandora Media, Inc. *	18,135	550

Priceline Group (The), Inc. *	3,211	3,827

TripAdvisor, Inc. *	10,464	948

Twitter, Inc. *	20,364	950

Youku Tudou, Inc. ADR *	9,502	267
		31,504

Iron/Steel – 0.4%

Carpenter Technology Corp.	42,200	2,787

Lodging – 0.3%

Las Vegas Sands Corp.	13,570	1,096

Marriott International, Inc., Class A	16,350	916
		2,012

Machinery – Diversified – 0.1%

Flowserve Corp.	10,400	815

Media – 2.4%

Comcast Corp., Class A	62,443	3,123

Discovery Communications, Inc., Class A *	25,157	2,081

Twenty-First Century Fox, Inc., Class A	50,558	1,616

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Media – 2.4% – continued

Walt Disney (The) Co.	111,364	$8,917
		15,737

Metal Fabrication/Hardware – 0.4%

Precision Castparts Corp.	11,224	2,837

Mining – 0.5%

Alcoa, Inc.	123,200	1,585

Cameco Corp.	70,902	1,624
		3,209

Office/Business Equipment – 0.9%

Xerox Corp.	520,800	5,885

Oil & Gas – 7.5%

BP PLC ADR	66,100	3,179

Chesapeake Energy Corp.	65,700	1,683

Chevron Corp.	48,300	5,743

Concho Resources, Inc. *	17,205	2,108

ConocoPhillips	104,800	7,373

Ensco PLC, Class A	168,900	8,915

EOG Resources, Inc.	10,218	2,004

Exxon Mobil Corp.	33,000	3,223

Marathon Oil Corp.	164,800	5,854

Occidental Petroleum Corp.	60,000	5,717

Royal Dutch Shell PLC ADR	43,300	3,164
		48,963

Oil & Gas Services – 1.2%

Halliburton Co.	97,800	5,760

Schlumberger Ltd.	22,679	2,211
		7,971

Pharmaceuticals – 11.9%

Abbott Laboratories	53,885	2,075

Actavis PLC *	3,700	762

Allergan, Inc.	24,143	2,996

Bristol-Myers Squibb Co.	58,709	3,050

Cardinal Health, Inc.	81,800	5,724

Eli Lilly & Co.	102,600	6,039

Express Scripts Holding Co. *	112,247	8,429

Herbalife Ltd.	99,800	5,715

Johnson & Johnson	124,307	12,211

Merck & Co., Inc.	247,859	14,071

Novo Nordisk A/S ADR	63,017	2,877

Perrigo Co. PLC	8,575	1,326

Pfizer, Inc.	371,465	11,931
		77,206

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Real Estate Investment Trusts – 0.3%

American Tower Corp.	22,474	$1,840

Retail – 9.7%

Cash America International, Inc.	84,400	3,268

Chipotle Mexican Grill, Inc. *	2,139	1,215

Coach, Inc.	66,022	3,279

Costco Wholesale Corp.	78,559	8,773

CVS Caremark Corp.	161,108	12,061

Dunkin’ Brands Group, Inc.	35,641	1,788

Home Depot (The), Inc.	9,500	752

Inditex S.A. ADR	90,697	2,725

Lowe’s Cos., Inc.	118,500	5,795

Nordstrom, Inc.	101,164	6,318

O’Reilly Automotive, Inc. *	3,296	489

Starbucks Corp.	21,753	1,596

Swatch Group (The) A.G. ADR	51,191	1,602

Tiffany & Co.	8,943	770

TJX (The) Cos., Inc.	156,165	9,471

Wal-Mart Stores, Inc.	38,600	2,950
		62,852

Semiconductors – 3.0%

ARM Holdings PLC ADR	26,484	1,350

Broadcom Corp., Class A	187,300	5,896

Intel Corp.	224,500	5,794

QUALCOMM, Inc.	80,609	6,357
		19,397

Software – 6.2%

Adobe Systems, Inc. *	124,433	8,180

CA, Inc.	222,200	6,882

FireEye, Inc. *	12,954	798

Microsoft Corp.	145,100	5,948

Oracle Corp.	187,790	7,682

Red Hat, Inc. *	35,339	1,872

Salesforce.com, Inc. *	48,158	2,749

Splunk, Inc. *	25,024	1,789

Tableau Software, Inc., Class A *	6,662	507

VMware, Inc., Class A *	20,874	2,255

Workday, Inc., Class A *	17,380	1,589
		40,251

Telecommunications – 3.8%

AT&T, Inc.	162,500	5,699

Cisco Systems, Inc.	258,100	5,784

Motorola Solutions, Inc.	88,114	5,665

Verizon Communications, Inc.	136,478	6,492

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.6% – continued

Telecommunications – 3.8% – continued

Vodafone Group PLC ADR	36,945	$1,360
		25,000

Transportation – 0.8%

Canadian Pacific Railway Ltd.	14,139	2,127

FedEx Corp.	8,800	1,166

Union Pacific Corp.	10,757	2,019
		5,312
Total Common Stocks
(Cost $451,392)		628,928

INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	11,790,038	11,790
Total Investment Companies
(Cost $11,790)		11,790

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.04%, 4/10/14 (3)	$955	$955
Total Short-Term Investments
(Cost $955)		955

Total Investments – 98.6%
(Cost $464,137)		641,673

Other Assets less Liabilities – 1.4%		9,191
NET ASSETS – 100.0%		$650,864

(1)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $30,376,000 with net sales of approximately $18,586,000 during the fiscal year ended March 31, 2014.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2014

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	31	$2,890	Long	6/14	$34

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.6%
Consumer Staples	11.9
Energy	9.3
Financials	10.8
Health Care	18.5
Industrials	6.1
Information Technology	21.5
Materials	2.5
Telecommunication Services	2.1
Utilities	2.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$628,928	(1)	$–	$–	$628,928
Investment Companies	11,790		–	–	11,790
Short-Term Investments	–		955	–	955
Total Investments	$640,718		$955	$–	$641,673

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$34		$–	$–	$34

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014 there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5%

Aerospace/Defense – 1.3%

Alliant Techsystems, Inc.	14,095	$2,004

Exelis, Inc.	79,700	1,515

L-3 Communications Holdings, Inc.	35,265	4,166

Northrop Grumman Corp.	26,800	3,307

Raytheon Co.	14,400	1,422
		12,414

Agriculture – 0.6%

Archer-Daniels-Midland Co.	58,700	2,547

Bunge Ltd.	44,210	3,515
		6,062

Airlines – 1.2%

Alaska Air Group, Inc.	6,800	635

SkyWest, Inc.	68,200	870

Southwest Airlines Co.	153,900	3,634

United Continental Holdings, Inc. *	134,600	6,007
		11,146

Apparel – 1.3%

Hanesbrands, Inc.	45,675	3,493

Under Armour, Inc., Class A *	78,387	8,987
		12,480

Auto Manufacturers – 0.5%

Oshkosh Corp.	85,450	5,030

Auto Parts & Equipment – 2.0%

Allison Transmission Holdings, Inc.	109,075	3,266

Autoliv, Inc.	22,000	2,208

Cooper Tire & Rubber Co.	91,000	2,211

Goodyear Tire & Rubber (The) Co.	62,100	1,623

Lear Corp.	16,500	1,381

Magna International, Inc.	59,025	5,685

TRW Automotive Holdings Corp. *	34,800	2,840
		19,214

Banks – 6.4%

Capital One Financial Corp.	20,200	1,559

East West Bancorp, Inc.	194,334	7,093

Fifth Third Bancorp	286,425	6,573

Huntington Bancshares, Inc.	1,085,675	10,824

KeyCorp	286,700	4,083

Regions Financial Corp.	918,850	10,208

Signature Bank *	67,575	8,487

State Street Corp.	20,100	1,398

SunTrust Banks, Inc.	106,975	4,256

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.4% – continued

Webster Financial Corp.	201,600	$6,262
		60,743

Biotechnology – 0.2%

Myriad Genetics, Inc. *	22,800	780

United Therapeutics Corp. *	8,300	780
		1,560

Chemicals – 1.3%

CF Industries Holdings, Inc.	6,200	1,616

Huntsman Corp.	252,250	6,160

Sigma-Aldrich Corp.	46,147	4,309
		12,085

Coal – 0.2%

Peabody Energy Corp.	133,525	2,182

Commercial Services – 2.7%

Convergys Corp.	72,300	1,584

CoStar Group, Inc. *	29,119	5,438

Manpowergroup, Inc.	23,370	1,842

PAREXEL International Corp. *	102,263	5,531

Quanta Services, Inc. *	48,775	1,800

RR Donnelley & Sons Co.	256,225	4,586

Science Applications International Corp.	7,271	272

TeleTech Holdings, Inc. *	39,600	971

Verisk Analytics, Inc., Class A *	54,547	3,271
		25,295

Computers – 4.1%

Brocade Communications Systems, Inc. *	135,900	1,442

Cognizant Technology Solutions Corp.,

Class A *	136,871	6,927

IHS, Inc., Class A *	54,208	6,586

Lexmark International, Inc., Class A	52,200	2,416

Manhattan Associates, Inc. *	120,677	4,227

MICROS Systems, Inc. *	110,391	5,843

SanDisk Corp.	23,225	1,886

Seagate Technology PLC	43,200	2,426

Sykes Enterprises, Inc. *	69,800	1,387

Western Digital Corp.	67,085	6,160
		39,300

Distribution/Wholesale – 1.6%

Beacon Roofing Supply, Inc. *	93,051	3,597

Fastenal Co.	87,041	4,293

Ingram Micro, Inc., Class A *	36,900	1,091

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Distribution/Wholesale – 1.6% – continued

LKQ Corp. *	244,083	$6,432
		15,413

Diversified Financial Services – 4.1%

Affiliated Managers Group, Inc. *	36,579	7,318

Aircastle Ltd.	47,200	915

Ameriprise Financial, Inc.	23,200	2,553

Discover Financial Services	20,000	1,164

IntercontinentalExchange Group, Inc.	32,347	6,399

Invesco Ltd.	226,325	8,374

Raymond James Financial, Inc.	212,735	11,898
		38,621

Electric – 4.1%

AES Corp.	249,375	3,561

Ameren Corp.	268,015	11,042

American Electric Power Co., Inc.	69,700	3,531

Avista Corp.	68,900	2,112

Cleco Corp.	24,400	1,234

CMS Energy Corp.	158,750	4,648

Edison International	65,000	3,680

Entergy Corp.	51,129	3,418

Portland General Electric Co.	35,200	1,138

Public Service Enterprise Group, Inc.	128,100	4,886
		39,250

Electrical Components & Equipment – 1.6%

Advanced Energy Industries, Inc. *	84,050	2,059

AMETEK, Inc.	140,045	7,211

Energizer Holdings, Inc.	19,000	1,914

Generac Holdings, Inc.	76,350	4,503
		15,687

Electronics – 2.7%

Agilent Technologies, Inc.	106,575	5,960

Amphenol Corp., Class A	84,281	7,724

TE Connectivity Ltd.	29,500	1,776

Tech Data Corp. *	31,200	1,902

Trimble Navigation Ltd. *	192,425	7,480

Vishay Intertechnology, Inc.	76,700	1,141
		25,983

Engineering & Construction – 0.5%

AECOM Technology Corp. *	26,700	859

Engility Holdings, Inc. *	9,449	425

Tutor Perini Corp. *	46,800	1,342

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Engineering & Construction – 0.5% – continued

URS Corp.	48,400	$2,278
		4,904

Environmental Control – 0.5%

Stericycle, Inc. *	44,827	5,093

Food – 2.6%

Fresh Del Monte Produce, Inc.	42,800	1,180

Hain Celestial Group (The), Inc. *	59,095	5,405

JM Smucker (The) Co.	34,117	3,318

Kroger (The) Co.	69,700	3,042

Safeway, Inc.	21,700	802

SUPERVALU, Inc. *	243,575	1,666

Tyson Foods, Inc., Class A	208,375	9,171
		24,584

Gas – 0.9%

Atmos Energy Corp.	190,675	8,987

Healthcare – Products – 3.4%

Align Technology, Inc. *	103,489	5,360

CareFusion Corp. *	88,475	3,558

Cooper (The) Cos., Inc.	9,750	1,339

CR Bard, Inc.	32,945	4,875

IDEXX Laboratories, Inc. *	27,643	3,356

Sirona Dental Systems, Inc. *	59,786	4,464

Varian Medical Systems, Inc. *	86,613	7,275

Zimmer Holdings, Inc.	22,600	2,138
		32,365

Healthcare – Services – 1.3%

Aetna, Inc.	81,850	6,136

Cigna Corp.	12,800	1,072

Community Health Systems, Inc. *	27,400	1,073

Universal Health Services, Inc., Class B	52,005	4,268
		12,549

Home Builders – 0.4%

DR Horton, Inc.	172,375	3,732

Home Furnishings – 0.9%

Harman International Industries, Inc.	18,995	2,021

TiVo, Inc. *	264,500	3,499

Whirlpool Corp.	22,300	3,333
		8,853

Household Products/Wares – 0.6%

Church & Dwight Co., Inc.	84,522	5,838

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Insurance – 5.5%

Aflac, Inc.	13,700	$864

Allstate (The) Corp.	80,775	4,570

American Financial Group, Inc.	39,700	2,291

Aspen Insurance Holdings Ltd.	30,700	1,219

Assurant, Inc.	27,900	1,812

Brown & Brown, Inc.	140,478	4,321

Endurance Specialty Holdings Ltd.	23,200	1,249

Everest Re Group Ltd.	31,220	4,778

Hartford Financial Services Group (The), Inc.	53,300	1,880

HCC Insurance Holdings, Inc.	97,325	4,427

ING US, Inc.	238,450	8,649

Lincoln National Corp.	127,700	6,471

Montpelier Re Holdings Ltd.	33,200	988

PartnerRe Ltd.	10,700	1,107

Principal Financial Group, Inc.	36,300	1,669

Unum Group	100,500	3,549

Validus Holdings Ltd.	73,400	2,768
		52,612

Internet – 0.8%

F5 Networks, Inc. *	35,190	3,752

Web.com Group, Inc. *	118,475	4,032
		7,784

Iron/Steel – 0.8%

Gerdau S.A. ADR	954,325	6,117

Reliance Steel & Aluminum Co.	16,300	1,152
		7,269

Leisure Time – 1.4%

Polaris Industries, Inc.	64,521	9,014

Royal Caribbean Cruises Ltd.	73,650	4,019
		13,033

Lodging – 0.4%

MGM Resorts International *	129,575	3,351

Machinery – Construction & Mining – 0.3%

Hyster-Yale Materials Handling, Inc.	15,858	1,546

Terex Corp.	30,950	1,371
		2,917

Machinery – Diversified – 3.2%

AGCO Corp.	67,400	3,718

Chart Industries, Inc. *	48,015	3,820

IDEX Corp.	83,211	6,065

Middleby (The) Corp. *	20,135	5,320

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Machinery – Diversified – 3.2% – continued

NACCO Industries, Inc., Class A	7,929	$430

Roper Industries, Inc.	24,429	3,261

Wabtec Corp.	99,227	7,690
		30,304

Media – 0.8%

Gannett Co., Inc.	213,500	5,892

Starz, Class A *	43,950	1,419
		7,311

Mining – 0.6%

Alcoa, Inc.	322,675	4,153

Barrick Gold Corp.	106,575	1,900
		6,053

Miscellaneous Manufacturing – 1.5%

ITT Corp.	103,200	4,413

Pall Corp.	50,579	4,525

Parker Hannifin Corp.	44,485	5,325
		14,263

Multi-National – 0.2%

Banco Latinoamericano de Comercio Exterior S.A., Class E	57,900	1,529

Office/Business Equipment – 0.6%

Pitney Bowes, Inc.	112,175	2,916

Xerox Corp.	251,800	2,845
		5,761

Oil & Gas – 6.3%

Atwood Oceanics, Inc. *	19,500	983

Cabot Corp.	29,200	1,724

Chesapeake Energy Corp.	68,050	1,743

Cimarex Energy Co.	74,765	8,905

Concho Resources, Inc. *	57,757	7,075

Helmerich & Payne, Inc.	76,295	8,206

Hess Corp.	32,300	2,677

Marathon Petroleum Corp.	33,400	2,907

Murphy Oil Corp.	59,000	3,709

PBF Energy, Inc., Class A	128,450	3,314

Range Resources Corp.	63,825	5,296

Tesoro Corp.	35,500	1,796

Valero Energy Corp.	61,800	3,282

Western Refining, Inc.	89,725	3,463

Whiting Petroleum Corp. *	64,255	4,459
		59,539

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas Services – 0.9%

MRC Global, Inc. *	58,700	$1,582

Oceaneering International, Inc.	74,570	5,359

Superior Energy Services, Inc.	45,927	1,413

		8,354

Packaging & Containers – 0.8%

Graphic Packaging Holding Co. *	159,175	1,617

Owens-Illinois, Inc. *	94,300	3,190

Rock-Tenn Co., Class A	19,000	2,006

Sealed Air Corp.	33,800	1,111

		7,924

Pharmaceuticals – 2.5%

Cardinal Health, Inc.	77,500	5,423

Catamaran Corp. *	104,055	4,658

Mallinckrodt PLC *	74,075	4,697

Perrigo Co. PLC	47,551	7,354

Questcor Pharmaceuticals, Inc.	19,200	1,247

USANA Health Sciences, Inc. *	11,500	866

		24,245

Real Estate Investment Trusts – 5.5%

Annaly Capital Management, Inc.	137,500	1,508

Ashford Hospitality Prime, Inc.	18,380	278

Ashford Hospitality Trust, Inc.	91,900	1,036

BioMed Realty Trust, Inc.	333,450	6,832

Brandywine Realty Trust	394,500	5,704

Capstead Mortgage Corp.	83,900	1,062

CBL & Associates Properties, Inc.	412,950	7,330

CommonWealth REIT	67,400	1,773

DuPont Fabros Technology, Inc.	136,525	3,286

Government Properties Income Trust	65,000	1,638

Hospitality Properties Trust	90,400	2,596

Inland Real Estate Corp.	155,800	1,644

Lexington Realty Trust	186,700	2,037

Liberty Property Trust	169,375	6,260

MFA Financial, Inc.	169,700	1,315

Omega Healthcare Investors, Inc.	85,500	2,866

PennyMac Mortgage Investment Trust	66,800	1,597

Sunstone Hotel Investors, Inc.	91,900	1,262

Weyerhaeuser Co.	72,125	2,117

		52,141

Retail – 7.1%

Chipotle Mexican Grill, Inc. *	13,198	7,497

Copart, Inc. *	153,640	5,591

Dick’s Sporting Goods, Inc.	121,917	6,658

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 7.1% – continued

Dillard’s, Inc., Class A	18,200	$1,682

DSW, Inc., Class A	140,812	5,049

GameStop Corp., Class A	34,700	1,426

Kohl’s Corp.	60,400	3,431

Macy’s, Inc.	126,375	7,493

O’Reilly Automotive, Inc. *	62,568	9,284

Panera Bread Co., Class A *	27,657	4,881

Rite Aid Corp. *	358,625	2,249

Tractor Supply Co.	126,496	8,934

Wendy’s (The) Co.	331,650	3,025

		67,200

Semiconductors – 1.9%

Broadcom Corp., Class A	51,325	1,616

First Solar, Inc. *	17,825	1,244

GT Advanced Technologies, Inc. *	176,275	3,006

Lam Research Corp. *	63,675	3,502

Micron Technology, Inc. *	83,400	1,973

NXP Semiconductor N.V. *	49,500	2,911

ON Semiconductor Corp. *	405,000	3,807

		18,059

Shipbuilding – 0.2%

Huntington Ingalls Industries, Inc.	17,810	1,821

Software – 4.9%

ANSYS, Inc. *	78,137	6,018

CA, Inc.	66,900	2,072

Cerner Corp. *	129,238	7,270

CommVault Systems, Inc. *	48,742	3,166

Electronic Arts, Inc. *	61,635	1,788

Fiserv, Inc. *	123,968	7,028

Intuit, Inc.	86,243	6,704

Red Hat, Inc. *	110,846	5,872

Tyler Technologies, Inc. *	56,901	4,761

Ultimate Software Group (The), Inc. *	16,978	2,326

		47,005

Telecommunications – 2.3%

CommScope Holding Co., Inc. *	129,750	3,202

Corning, Inc.	108,700	2,263

Finisar Corp. *	176,750	4,686

Harris Corp.	38,100	2,787

Juniper Networks, Inc. *	125,650	3,237

Level 3 Communications, Inc. *	119,075	4,661

USA Mobility, Inc.	41,200	749

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 2.3% – continued

Vonage Holdings Corp.*	85,600	$365

		21,950

Transportation – 1.4%

Genesee & Wyoming, Inc., Class A *	48,300	4,700

JB Hunt Transport Services, Inc.	52,567	3,781

Swift Transportation Co. *	180,675	4,472

		12,953

Trucking & Leasing – 0.6%

AMERCO	7,300	1,695

GATX Corp.	54,500	3,699

		5,394
Total Common Stocks
(Cost $688,862)		928,142

INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)(2)	24,231,963	24,232
Total Investment Companies
(Cost $24,232)		24,232

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.03%, 4/10/14 (3)	$1,155	$1,155
Total Short-Term Investments
(Cost $1,155)		1,155

Total Investments – 100.2%
(Cost $714,249)		953,529

Liabilities less Other Assets – (0.2)%		(1,519)
NET ASSETS – 100.0%		$952,010

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $15,970,000 with net purchases of approximately $8,262,000 during the fiscal year ended March 31, 2014.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	101	$13,886	Long	6/14	$130

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	14.1%
Consumer Staples	4.5
Energy	7.2
Financials	22.1
Health Care	9.5
Industrials	16.6
Information Technology	16.4
Materials	3.8
Telecommunication Services	0.6
Utilities	5.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$928,142	(1)	$–	$–	$928,142
Investment Companies	24,232		–	–	24,232
Short-Term Investments	–		1,155	–	1,155
Total Investments	$952,374		$1,155	$–	$953,529

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$130		$–	$–	$130

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued	MARCH 31, 2014

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1%

Advertising – 0.4%

MDC Partners, Inc., Class A	75,011	$1,712

Aerospace/Defense – 1.5%

Aerovironment, Inc. *	5,500	221

Alliant Techsystems, Inc.	2,600	370

Cubic Corp.	15,732	803

Curtiss-Wright Corp.	15,510	986

Embraer S.A. ADR	8,800	312

Kaman Corp.	39,385	1,602

Teledyne Technologies, Inc. *	17,453	1,699
		5,993

Airlines – 0.3%

JetBlue Airways Corp. *	117,800	1,024

Apparel – 0.2%

Quiksilver, Inc. *	94,900	713

Auto Parts & Equipment – 4.2%

Dorman Products, Inc. *	87,549	5,171

Gentherm, Inc. *	176,975	6,145

Meritor, Inc. *	198,900	2,436

Miller Industries, Inc.	93,292	1,822

Standard Motor Products, Inc.	16,630	595
		16,169

Banks – 4.7%

Associated Banc-Corp.	42,100	760

Bank of the Ozarks, Inc.	16,250	1,106

CapitalSource, Inc.	154,690	2,257

Cardinal Financial Corp.	26,800	478

Cass Information Systems, Inc.	19,203	990

Columbia Banking System, Inc.	31,110	887

Community Bank System, Inc.	14,660	572

First Horizon National Corp.	278,085	3,432

Fulton Financial Corp.	50,345	633

Hancock Holding Co.	32,140	1,178

Iberiabank Corp.	17,000	1,193

Synovus Financial Corp.	212,800	721

Trustmark Corp.	22,200	563

Webster Financial Corp.	46,670	1,450

Westamerica Bancorporation	17,292	935

Wintrust Financial Corp.	22,629	1,101
		18,256

Biotechnology – 0.3%

Ligand Pharmaceuticals, Inc. *	20,000	1,345

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Building Materials – 1.0%

Masonite International Corp. *	71,400	$4,035

Chemicals – 0.9%

Innophos Holdings, Inc.	25,510	1,446

Innospec, Inc.	26,015	1,177

Sensient Technologies Corp.	12,390	699
		3,322

Commercial Services – 10.0%

ABM Industries, Inc.	20,000	575

Advisory Board (The) Co. *	58,678	3,770

Avis Budget Group, Inc. *	5,200	253

Barrett Business Services, Inc.	22,007	1,311

Brink’s (The) Co.	25,894	739

CBIZ, Inc. *	138,487	1,269

Chemed Corp.	24,460	2,188

Convergys Corp.	72,760	1,594

CoStar Group, Inc. *	19,658	3,671

Global Cash Access Holdings, Inc. *	18,102	124

Healthcare Services Group, Inc.	65,181	1,894

Heidrick & Struggles International, Inc.	22,000	442

Hudson Global, Inc. *	284,155	1,074

KAR Auction Services, Inc.	66,307	2,012

MAXIMUS, Inc.	149,780	6,719

Monro Muffler Brake, Inc.	42,170	2,399

PHH Corp. *	86,500	2,235

Rent-A-Center, Inc.	90,600	2,410

Ritchie Bros. Auctioneers, Inc.	89,427	2,158

Rollins, Inc.	73,785	2,231
		39,068

Computers – 3.0%

CIBER, Inc. *	9,200	42

EPAM Systems, Inc. *	37,105	1,221

j2 Global, Inc.	46,730	2,339

LivePerson, Inc. *	94,180	1,137

Qualys, Inc. *	47,830	1,216

Stratasys Ltd. *	22,364	2,372

Syntel, Inc. *	36,620	3,292
		11,619

Distribution/Wholesale – 2.3%

Beacon Roofing Supply, Inc. *	44,525	1,721

LKQ Corp. *	109,325	2,881

MWI Veterinary Supply, Inc. *	28,100	4,373
		8,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Diversified Financial Services – 3.0%

BGC Partners, Inc., Class A	80,100	$524

Ellie Mae, Inc. *	53,415	1,540

Financial Engines, Inc.	29,060	1,476

FXCM, Inc., Class A	58,800	868

Greenhill & Co., Inc.	22,570	1,173

Nelnet, Inc., Class A	15,003	614

Oppenheimer Holdings, Inc., Class A	7,600	213

Portfolio Recovery Associates, Inc. *	45,334	2,623

Regional Management Corp. *	34,900	861

WageWorks, Inc. *	35,110	1,970
		11,862

Educational Services – 1.0%

Grand Canyon Education, Inc. *	63,462	2,964

K12, Inc. *	41,635	943
		3,907

Electric – 1.6%

El Paso Electric Co.	19,600	700

Great Plains Energy, Inc.	84,200	2,277

NRG Energy, Inc.	61,523	1,957

Portland General Electric Co.	36,280	1,173
		6,107

Electrical Components & Equipment – 0.7%

Belden, Inc.	5,890	410

PowerSecure International, Inc. *	106,280	2,491
		2,901

Electronics – 1.8%

Gentex Corp.	52,938	1,669

Measurement Specialties, Inc. *	38,964	2,644

National Instruments Corp.	71,209	2,043

Watts Water Technologies, Inc., Class A	14,430	847
		7,203

Engineering & Construction – 0.3%

McDermott International, Inc. *	70,400	551

Tutor Perini Corp. *	14,800	424
		975

Entertainment – 0.6%

Cinemark Holdings, Inc.	19,800	574

Lakes Entertainment, Inc. *	47,000	235

Six Flags Entertainment Corp.	34,962	1,404
		2,213

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Environmental Control – 0.6%

Advanced Emissions Solutions, Inc. *	96,940	$2,379

Food – 1.6%

Calavo Growers, Inc.	21,420	762

Fresh Market (The), Inc. *	92,585	3,111

Pinnacle Foods, Inc.	10,400	310

United Natural Foods, Inc. *	30,214	2,143
		6,326

Forest Products & Paper – 0.4%

Schweitzer-Mauduit International, Inc.	36,990	1,575

Healthcare – Products – 2.6%

Abaxis, Inc. *	26,225	1,020

Cepheid, Inc. *	62,770	3,238

Globus Medical, Inc., Class A *	37,220	990

Hanger, Inc. *	21,600	727

MiMedx Group, Inc. *	164,718	1,010

Techne Corp.	15,725	1,342

Trinity Biotech PLC ADR	25,300	613

West Pharmaceutical Services, Inc.	25,960	1,143
		10,083

Healthcare – Services – 3.7%

Bio-Reference Labs, Inc. *	40,975	1,134

ICON PLC *	67,970	3,232

IPC The Hospitalist Co., Inc. *	64,775	3,179

LifePoint Hospitals, Inc. *	36,400	1,986

MEDNAX, Inc. *	36,155	2,241

WellCare Health Plans, Inc. *	39,200	2,490
		14,262

Home Builders – 0.5%

M/I Homes, Inc. *	11,400	256

Thor Industries, Inc.	21,780	1,330

William Lyon Homes, Class A *	18,800	519
		2,105

Household Products/Wares – 0.4%

Helen of Troy Ltd. *	3,330	230

Tumi Holdings, Inc. *	59,160	1,339
		1,569

Housewares – 0.3%

Libbey, Inc. *	24,300	632

Toro (The) Co.	9,368	592
		1,224

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Insurance – 3.4%

Aspen Insurance Holdings Ltd.	20,400	$810

Employers Holdings, Inc.	9,700	196

Endurance Specialty Holdings Ltd.	32,270	1,737

Global Indemnity PLC *	73,823	1,944

Horace Mann Educators Corp.	70,800	2,053

Montpelier Re Holdings Ltd.	27,780	827

National Western Life Insurance Co., Class A	1,300	318

NMI Holdings, Inc., Class A *	74,200	870

Platinum Underwriters Holdings Ltd.	26,600	1,599

Primerica, Inc.	21,090	993

StanCorp Financial Group, Inc.	12,906	862

Symetra Financial Corp.	57,010	1,130
		13,339

Internet – 3.5%

Boingo Wireless, Inc. *	40,810	277

ChannelAdvisor Corp. *	28,221	1,065

comScore, Inc. *	104,862	3,438

Conversant, Inc. *	20,125	567

IAC/InterActiveCorp	22,030	1,573

Liquidity Services, Inc. *	16,700	435

RetailMeNot, Inc. *	59,708	1,911

Shutterfly, Inc. *	60,835	2,596

SPS Commerce, Inc. *	27,898	1,714
		13,576

Investment Companies – 0.4%

Golub Capital BDC, Inc.	37,700	673

Hercules Technology Growth Capital, Inc.	48,647	684
		1,357

Media – 0.5%

LIN Media LLC, Class A *	43,300	1,147

Nexstar Broadcasting Group, Inc., Class A	23,400	878
		2,025

Mining – 1.9%

Compass Minerals International, Inc.	14,333	1,183

Horsehead Holding Corp. *	106,100	1,784

Kaiser Aluminum Corp.	42,400	3,028

Noranda Aluminum Holding Corp.	241,800	994

US Antimony Corp. *	188,500	351
		7,340

Miscellaneous Manufacturing – 1.3%

Actuant Corp., Class A	21,460	733

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Miscellaneous Manufacturing – 1.3% – continued

Barnes Group, Inc.	23,580	$907

Proto Labs, Inc. *	48,250	3,265
		4,905

Oil & Gas – 1.5%

Bonanza Creek Energy, Inc. *	21,830	969

Cairn Energy PLC ADR *	73,300	409

Cobalt International Energy, Inc. *	27,200	499

Comstock Resources, Inc.	39,570	904

Energy XXI Bermuda Ltd.	47,740	1,125

Triangle Petroleum Corp. *	79,000	651

Western Refining, Inc.	33,990	1,312
		5,869

Oil & Gas Services – 0.9%

Dril-Quip, Inc. *	31,470	3,528

Packaging & Containers – 0.5%

Silgan Holdings, Inc.	37,702	1,867

Pharmaceuticals – 3.4%

Akorn, Inc. *	129,800	2,855

Catamaran Corp. *	50,260	2,250

Neogen Corp. *	41,309	1,857

Questcor Pharmaceuticals, Inc.	63,850	4,146

Taro Pharmaceutical Industries Ltd. *	17,800	1,976
		13,084

Real Estate – 0.5%

Howard Hughes (The) Corp. *	12,730	1,817

Real Estate Investment Trusts – 2.8%

Chesapeake Lodging Trust	23,000	592

DuPont Fabros Technology, Inc.	32,830	790

Education Realty Trust, Inc.	69,400	685

EPR Properties	16,740	894

Geo Group (The), Inc.	65,100	2,099

Government Properties Income Trust	6,598	166

Granite Real Estate Investment Trust	28,000	1,015

Hersha Hospitality Trust	126,100	735

Medical Properties Trust, Inc.	89,700	1,147

Post Properties, Inc.	14,700	722

Starwood Property Trust, Inc.	30,430	718

Starwood Waypoint Residential Trust *	6,126	176

Two Harbors Investment Corp.	113,500	1,164
		10,903

Retail – 6.7%

Big Lots, Inc. *	49,900	1,890

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Retail – 6.7% – continued

Brown Shoe Co., Inc.	43,290	$1,149

Buffalo Wild Wings, Inc. *	19,710	2,935

Casey’s General Stores, Inc.	10,330	698

Cash America International, Inc.	35,551	1,377

Cato (The) Corp., Class A	30,700	830

Cheesecake Factory (The), Inc.	34,515	1,644

Finish Line (The), Inc., Class A	35,893	972

Five Below, Inc. *	58,587	2,489

Hibbett Sports, Inc. *	26,120	1,381

Pier 1 Imports, Inc.	52,190	985

Ruby Tuesday, Inc. *	74,900	420

Rush Enterprises, Inc., Class A *	61,900	2,010

Sonic Automotive, Inc., Class A	98,600	2,217

Stage Stores, Inc.	35,875	877

Texas Roadhouse, Inc.	21,780	568

Tile Shop Holdings, Inc. *	69,066	1,067

Tilly’s, Inc., Class A *	96,542	1,130

World Fuel Services Corp.	33,130	1,461
		26,100

Savings & Loans – 0.6%

First Niagara Financial Group, Inc.	106,600	1,007

Home Federal Bancorp, Inc.	23,800	370

Rockville Financial, Inc.	33,000	449

United Financial Bancorp, Inc.	24,600	453
		2,279

Semiconductors – 3.3%

Cabot Microelectronics Corp. *	31,038	1,366

Cavium, Inc. *	40,250	1,760

Cypress Semiconductor Corp. *	45,780	470

Diodes, Inc. *	2,000	52

Intersil Corp., Class A	47,218	610

M/A-COM Technology Solutions Holdings, Inc. *	90,035	1,850

ON Semiconductor Corp. *	234,500	2,204

Power Integrations, Inc.	24,025	1,580

QLogic Corp. *	84,300	1,075

Semtech Corp. *	53,115	1,346

Skyworks Solutions, Inc. *	18,720	703
		13,016

Shipbuilding – 0.2%

Huntington Ingalls Industries, Inc.	7,600	777

Software – 7.9%

ACI Worldwide, Inc. *	14,560	862

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Software – 7.9% – continued

Aspen Technology, Inc. *	89,505	$3,791

athenahealth, Inc. *	8,521	1,365

Bottomline Technologies de, Inc. *	70,230	2,469

Broadridge Financial Solutions, Inc.	7,310	271

Dealertrack Technologies, Inc. *	137,835	6,780

Digi International, Inc. *	68,390	694

Ebix, Inc.	37,379	638

Envestnet, Inc. *	37,458	1,505

InnerWorkings, Inc. *	67,890	520

Omnicell, Inc. *	10,750	308

PDF Solutions, Inc. *	24,400	443

Pegasystems, Inc.	28,452	1,005

Progress Software Corp. *	38,470	839

RealPage, Inc. *	101,700	1,847

SciQuest, Inc. *	42,900	1,159

Tangoe, Inc. *	78,680	1,463

Ultimate Software Group (The), Inc. *	27,355	3,748

Verint Systems, Inc. *	25,506	1,197
		30,904

Storage/Warehousing – 0.5%

Mobile Mini, Inc.	45,685	1,981

Telecommunications – 3.1%

8x8, Inc. *	268,860	2,906

ARRIS Group, Inc. *	81,300	2,291

Aruba Networks, Inc. *	78,400	1,470

Comverse, Inc. *	25,330	876

InterDigital, Inc.	45,700	1,513

Loral Space & Communications, Inc. *	12,432	879

NICE Systems Ltd. ADR	27,030	1,207

Plantronics, Inc.	18,870	839

Premiere Global Services, Inc. *	23,600	285
		12,266

Textiles – 0.2%

G&K Services, Inc., Class A	14,820	907

Transportation – 4.1%

Bristow Group, Inc.	10,680	806

Con-way, Inc.	108,240	4,446

Echo Global Logistics, Inc. *	37,411	685

Forward Air Corp.	16,690	770

Gulfmark Offshore, Inc., Class A	15,510	697

Matson, Inc.	96,500	2,383

Roadrunner Transportation Systems, Inc. *	203,711	5,142

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Transportation – 4.1% – continued

Tidewater, Inc.	19,708	$958
		15,887
Total Common Stocks
(Cost $268,744)		370,649

INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)(2)	17,904,254	17,904
Total Investment Companies
(Cost $17,904)		17,904

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.05%, 4/10/14 (3)	$585	$585
Total Short-Term Investments
(Cost $585)		585

Total Investments – 99.8%
(Cost $287,233)		389,138

Other Assets less Liabilities – 0.2%		650
NET ASSETS – 100.0%		$389,788

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $23,992,000 with net sales of approximately $6,088,000 during the fiscal year ended March 31, 2014.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	57	$6,672	Long	6/14	$(12)

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	16.8%
Consumer Staples	1.9
Energy	3.7
Financials	15.9
Health Care	12.7
Industrials	17.7
Information Technology	24.3
Materials	4.4
Telecommunication Services	0.9
Utilities	1.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$370,649	(1)	$–	$–	$370,649
Investment Companies	17,904		–	–	17,904
Short-Term Investments	–		585	–	585
Total Investments	$388,553		$585	$–	$389,138

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(12)		$–	$–	$(12)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 2.0%

United States – 2.0%

JPMorgan Chase Bank N.A. Credit Linked Note (Republic of Indonesia), 7.00%, 5/17/22 (1)	$7,000,000	$578
8.38%, 3/15/24 (1)	5,162,000	466
6.13%, 5/17/28 (1)(2)	8,000,000	576

Pemex Project Funding Master Trust, 6.63%, 6/15/35	409	455
		2,075
Total Corporate Bonds
(Cost $1,950)		2,075

FOREIGN ISSUER BONDS – 82.5%

Argentina – 1.0%

Argentina Bonar Bonds, 7.00%, 4/17/17	190	170

Argentine Republic Government International Bond, 8.75%, 6/2/17	325	302
8.28%, 12/31/33	673	511
		983

Austria – 0.2%

JBS Investments GmbH, 7.25%, 4/3/24 (2)	200	200

Azerbaijan – 0.4%

State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	450	431

Bahrain – 0.5%

Bahrain Government International Bond, 6.13%, 8/1/23	485	530

Barbados – 0.2%

Columbus International, Inc., 7.38%, 3/30/21 (2)	200	206

Belarus – 0.3%

Republic of Belarus, 8.75%, 8/3/15	100	101
8.95%, 1/26/18	200	206
		307

Belize – 0.1%

Belize Government International Bond, 5.00%, 2/20/38	200	139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Bermuda – 0.2%

Alliance Oil Co. Ltd., 7.00%, 5/4/20	$200	$169

Bolivia – 0.5%

Bolivian Government International Bond, 4.88%, 10/29/22	500	495

Brazil – 6.6%

Brazil Letras do Tesouro Nacional, 9.63%, 1/1/15 (3)(4)	70	28
10.10%, 1/1/16 (3)(4)	3,795	1,368
9.91%, 1/1/17 (3)(4)	620	198

Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/1/17 (4)	3,964	1,656
10.00%, 1/1/21 (4)	3,036	1,187
10.00%, 1/1/23 (4)	2,980	1,139
10.00%, 1/1/25 (4)	800	297

Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 8/15/50 (4)	120	116

Brazilian Government International Bond, 4.25%, 1/7/25	420	407
5.63%, 1/7/41	318	322
		6,718

Canada – 0.3%

Pacific Rubiales Energy Corp., 5.13%, 3/28/23	325	316

Cayman Islands – 1.6%

BCP Singapore VI Cayman Financing Co. Ltd., 8.00%, 4/15/21 (2)	200	203

Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28	200	194

Comcel Trust, 6.88%, 2/6/24 (2)	200	209

Country Garden Holdings Co. Ltd., 7.25%, 4/4/21	200	188

Industrial Senior Trust, 5.50%, 11/1/22	200	191

MCE Finance Ltd., 5.00%, 2/15/21	200	200

MIE Holdings Corp., 9.75%, 5/12/16	200	210

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Cayman Islands – 1.6% – continued

Odebrecht Offshore Drilling Finance Ltd., 6.63%, 10/1/22 (2)	$200	$207
		1,602

Colombia – 3.6%

Bancolombia S.A., 6.13%, 7/26/20	150	159

Colombia Government International Bond, 12.00%, 10/22/15 (5)	1,826,000	1,038
7.38%, 3/18/19	340	411
7.75%, 4/14/21 (5)	335,000	190
2.63%, 3/15/23	250	225
4.00%, 2/26/24	440	437
9.85%, 6/28/27 (5)	230,000	152
5.63%, 2/26/44	220	230

Colombian TES, 7.25%, 6/15/16 (5)	61,300	33
10.00%, 7/24/24 (5)	1,251,500	797
		3,672

Costa Rica – 0.2%

Costa Rica Government International Bond, 4.25%, 1/26/23	200	185

Croatia – 1.0%

Croatia Government International Bond, 6.75%, 11/5/19	145	160
5.50%, 4/4/23	475	482
6.00%, 1/26/24	400	418
		1,060

Dominican Republic – 0.6%

Dominican Republic International Bond, 9.04%, 1/23/18	214	235
7.50%, 5/6/21	265	297
6.60%, 1/28/24	100	103
		635

Ecuador – 0.4%

Ecuador Government International Bond, 9.38%, 12/15/15	350	372

Egypt – 0.1%

Egypt Government International Bond, 5.75%, 4/29/20	100	103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

El Salvador – 0.2%

El Salvador Government International Bond, 7.38%, 12/1/19	$200	$213

Gabon – 0.3%

Gabonese Republic, 8.20%, 12/12/17	100	115
6.38%, 12/12/24 (2)	200	211
		326

Georgia – 0.4%

Bank of Georgia JSC, 7.75%, 7/5/17	200	212

Georgia Government International Bond, 6.88%, 4/12/21	200	218
		430

Honduras – 0.2%

Republic of Honduras, 8.75%, 12/16/20	200	220

Hungary – 5.1%

Hungary Government Bond, 8.00%, 2/12/15 (6)	38,830	182
7.75%, 8/24/15 (6)	21,620	103
5.50%, 2/12/16 (6)	116,960	544
5.50%, 12/22/16 (6)	80,740	376
6.75%, 2/24/17 (6)	211,160	1,019
6.75%, 11/24/17 (6)	11,100	54
7.00%, 6/24/22 (6)	40,600	202
6.00%, 11/24/23 (6)	24,520	114

Hungary Government International Bond, 4.00%, 3/25/19	520	516
6.25%, 1/29/20	563	617
6.38%, 3/29/21	124	136
5.75%, 11/22/23	858	891
5.38%, 3/25/24	320	321
7.63%, 3/29/41	150	173
		5,248

Indonesia – 4.7%

Gajah Tunggal Tbk PT, 7.75%, 2/6/18	200	204

Indonesia Government International Bond, 3.38%, 4/15/23	200	179
5.38%, 10/17/23	200	208
5.88%, 1/15/24 (2)	825	886

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Indonesia – 4.7% – continued
8.50%, 10/12/35	$150	$191
6.63%, 2/17/37	525	561
6.75%, 1/15/44	290	318

Indonesia Treasury Bond, 7.88%, 4/15/19 (1)	5,877,000	523
7.00%, 5/15/22 (1)	400,000	33
5.63%, 5/15/23 (1)	4,070,000	303
8.38%, 3/15/24 (1)	3,534,000	320
7.00%, 5/15/27 (1)	1,100,000	86
9.00%, 3/15/29 (1)	5,660,000	526

Pertamina Persero PT, 6.00%, 5/3/42	300	266
5.63%, 5/20/43	200	169
		4,773

Iraq – 0.9%

Republic of Iraq, 5.80%, 1/15/28	1,075	941

Ireland – 0.2%

Metalloinvest Finance Ltd., 5.63%, 4/17/20	200	188

Ivory Coast – 1.7%

Ivory Coast Government International Bond, 5.75%, 12/31/32	1,860	1,747

Kazakhstan – 0.3%

Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	350	315

Latvia – 0.2%

Republic of Latvia, 5.25%, 6/16/21	200	218

Lebanon – 0.1%

Lebanon Government International Bond, 6.10%, 10/4/22	75	74

Lithuania – 0.6%

Lithuania Government International Bond, 6.63%, 2/1/22	535	633

Luxembourg – 0.4%

ALROSA Finance S.A., 7.75%, 11/3/20	200	211

Puma International Financing S.A., 6.75%, 2/1/21	200	203
		414

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Malaysia – 4.3%

Bank Negara Malaysia Monetary Notes, 2.84%, 6/17/14 (3)(7)	$400	$122

Malaysia Government Bond, 3.17%, 7/15/16 (7)	600	183
4.26%, 9/15/16 (7)	5,561	1,739
4.24%, 2/7/18 (7)	3,246	1,015
3.26%, 3/1/18 (7)	2,525	763
4.16%, 7/15/21 (7)	90	28
3.48%, 3/15/23 (7)	335	98
3.89%, 3/15/27 (7)	1,240	360
3.84%, 4/15/33 (7)	220	61
		4,369

Mexico – 8.0%

Credito Real S.A.B. de C.V., 7.50%, 3/13/19 (2)	200	207

Mexican Bonos, 9.50%, 12/18/14 (8)	8,940	714
6.25%, 6/16/16 (8)	10,970	881
7.75%, 12/14/17 (8)	6,840	578
8.50%, 12/13/18 (8)	8,640	756
6.50%, 6/9/22 (8)	17,490	1,384
7.50%, 6/3/27 (8)	6,190	517
7.75%, 5/29/31 (8)	5,300	444
10.00%, 11/20/36 (8)	3,830	388
8.50%, 11/18/38 (8)	2,370	212
7.75%, 11/13/42 (8)	1,980	163

Mexican Udibonos, 5.00%, 6/16/16 (8)	330	141
4.00%, 6/13/19 (8)	900	391

Mexico Government International Bond, 3.50%, 1/21/21	50	51
4.00%, 10/2/23	570	576
6.05%, 1/11/40	210	239
5.55%, 1/21/45	387	411

Petroleos Mexicanos, 6.00%, 3/5/20	60	68
5.50%, 1/21/21	31	34
		8,155

Netherlands – 2.9%

EMATUM Via Mozambique EMATUM Finance 2020 B.V., 6.31%, 9/11/20	400	384

GTB Finance B.V., 6.00%, 11/8/18	200	199

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Netherlands – 2.9% – continued

Nostrum Oil & Gas Finance B.V., 6.38%, 2/14/19 (2)	$200	$204

Petrobras Global Finance B.V., 4.88%, 3/17/20	330	331
4.38%, 5/20/23	611	559
6.25%, 3/17/24	140	144

Republic of Angola Via Northern Lights III B.V., 7.00%, 8/16/19	800	880

VTR Finance B.V., 6.88%, 1/15/24	200	208
		2,909

Nigeria – 0.8%

Nigeria Government Bond, 16.00%, 6/29/19 (9)	59,101	385
16.39%, 1/27/22 (9)	37,582	254

Nigeria Government International Bond, 6.38%, 7/12/23	200	207
		846

Panama – 0.9%

Panama Government International Bond, 5.20%, 1/30/20	100	111
8.88%, 9/30/27	115	159
6.70%, 1/26/36	380	448
4.30%, 4/29/53	240	196
		914

Paraguay – 0.2%

Republic of Paraguay, 4.63%, 1/25/23	200	198

Peru – 1.2%

Banco de Credito del Peru, 6.13%, 4/24/27	200	208

Peruvian Government International Bond, 7.13%, 3/30/19	380	459
7.84%, 8/12/20 (10)	250	99
7.35%, 7/21/25	310	400
6.95%, 8/12/31 (10)	214	76
		1,242

Poland – 4.1%

Poland Government Bond, 4.75%, 10/25/16 (11)	1,420	487
4.75%, 4/25/17 (11)	1,500	517
3.75%, 4/25/18 (11)	3,120	1,043

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Poland – 4.1% – continued
5.50%, 10/25/19 (11)	$2,975	$1,068
5.75%, 9/23/22 (11)	900	331
4.00%, 10/25/23 (11)	2,378	774
		4,220

Qatar – 0.3%

Qatar Government International Bond, 6.40%, 1/20/40	230	274

Romania – 1.4%

Romania Government Bond, 5.80%, 10/26/15 (12)	970	311
5.90%, 7/26/17 (12)	720	233
5.75%, 4/29/20 (12)	190	61

Romanian Government International Bond, 6.75%, 2/7/22	376	438
4.38%, 8/22/23	350	345
		1,388

Russia – 4.3%

Russian Federal Bond – OFZ, 7.40%, 6/14/17 (13)	4,610	129
6.20%, 1/31/18 (13)	44,805	1,198
7.50%, 2/27/19 (13)	26,200	724
6.80%, 12/11/19 (13)	5,638	148
7.60%, 4/14/21 (13)	13,000	355
7.00%, 8/16/23 (13)	28,728	735
8.15%, 2/3/27 (13)	6,000	162
7.05%, 1/19/28 (13)	4,000	99

Russian Foreign Bond – Eurobond, 7.50%, 3/31/30	752	857
		4,407

Rwanda – 0.2%

Rwanda International Government Bond, 6.63%, 5/2/23	200	197

Senegal – 0.2%

Senegal Government International Bond, 8.75%, 5/13/21	200	229

Serbia – 0.3%

Republic of Serbia, 5.88%, 12/3/18	200	212
7.25%, 9/28/21	125	140
		352

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Singapore – 0.2%

Oro Negro Drilling Pte Ltd., 7.50%, 1/24/19 (2)	$195	$197

Slovenia – 1.5%

Slovenia Government International Bond, 5.50%, 10/26/22	603	643
5.85%, 5/10/23	200	218
5.25%, 2/18/24	600	625
		1,486

South Africa – 5.6%

South Africa Government International Bond, 5.88%, 9/16/25	645	695

South Africa Government Bond, 13.50%, 9/15/15 (14)	1,755	182
8.00%, 12/21/18 (14)	12,390	1,188
7.25%, 1/15/20 (14)	3,380	310
6.75%, 3/31/21 (14)	14,680	1,289
10.50%, 12/21/26 (14)	10,710	1,181
7.00%, 2/28/31 (14)	6,600	531
6.25%, 3/31/36 (14)	4,149	294
		5,670

Sri Lanka – 0.8%

Sri Lanka Government International Bond, 6.00%, 1/14/19 (2)	200	209
6.25%, 10/4/20	200	210
5.88%, 7/25/22	400	402
		821

Tanzania – 0.2%

Tanzania Government International Bond, 6.33%, 3/9/20	200	213

Thailand – 2.6%

Thailand Government Bond, 3.63%, 5/22/15 (15)	2,500	78
3.13%, 12/11/15 (15)	10,740	336
3.88%, 6/13/19 (15)	39,230	1,250
1.20%, 7/14/21 (15)	17,000	531
3.65%, 12/17/21 (15)	8,000	249
3.85%, 12/12/25 (15)	8,210	252
		2,696

Trinidad & Tobago – 0.1%

Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/19	100	125

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Turkey – 6.1%

Turkey Government Bond, 6.50%, 1/7/15 (16)	$290	$131
8.30%, 10/7/15 (16)	2,270	1,030
9.00%, 1/27/16 (16)	125	57
9.00%, 3/8/17 (16)	2,365	1,075
6.30%, 2/14/18 (16)	420	173
9.50%, 1/12/22 (16)	2,825	1,283
7.10%, 3/8/23 (16)	890	346

Turkey Government International Bond, 7.00%, 9/26/16	100	110
5.63%, 3/30/21	625	652
5.75%, 3/22/24	490	508
7.38%, 2/5/25	544	626

Turkiye Is Bankasi, 6.00%, 10/24/22	200	187
		6,178

Ukraine – 0.3%

Ukraine Government International Bond, 6.58%, 11/21/16	325	306

United Kingdom – 0.4%

Afren PLC, 6.63%, 12/9/20 (2)	200	204

Vedanta Resources PLC, 8.25%, 6/7/21	200	213
		417

Venezuela – 2.4%

Petroleos de Venezuela S.A., 4.90%, 10/28/14	481	461
5.25%, 4/12/17	635	475
8.50%, 11/2/17	361	304
6.00%, 11/15/26	283	154
5.38%, 4/12/27	150	79
9.75%, 5/17/35	225	159
5.50%, 4/12/37	190	100

Venezuela Government International Bond, 6.00%, 12/9/20	350	237
8.25%, 10/13/24	573	401
9.25%, 5/7/28	100	73
7.00%, 3/31/38	60	37
		2,480

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 82.5% – continued

Vietnam – 0.1%

Vietnam Government International Bond, 6.75%, 1/29/20	$100	$112
Total Foreign Issuer Bonds
(Cost $82,863)		84,264

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 11 .1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (17)(18)	11,362,790	$11,363
Total Investment Companies
(Cost $11,363)		11,363

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.2%

Nigeria Treasury Bill, 11.63%, 10/23/14 (9)	$35,000	$197

U.S. Treasury Bill, 0.05%, 4/17/14	2,050	2,050
Total Short-Term Investments
(Cost $2,256)		2,247

Total Investments – 97.8%
(Cost $98,432)		99,949

Other Assets less Liabilities – 2.2%		2,225
NET ASSETS – 100.0%		$102,174

(1)	Principal amount is denoted in Indonesian Rupiah.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Principal amount is denoted in Brazilian Real.
(5)	Principal amount is denoted in Colombian Peso.
(6)	Principal amount is denoted in Hungarian Forint.
(7)	Principal amount is denoted in Malaysian Ringgit.
(8)	Principal amount is denoted in Mexican Peso.
(9)	Principal amount is denoted in Nigerian Naira.
(10)	Principal amount is denoted in Peruvian Nuevo Sol.
(11)	Principal amount is denoted in Polish Zloty.
(12)	Principal amount is denoted in Romanian Leu.
(13)	Principal amount is denoted in Russian Ruble.
(14)	Principal amount is denoted in South African Rand.
(15)	Principal amount is denoted in Thai Baht.
(16)	Principal amount is denoted in Turkish Lira.
(17)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(18)	The Fund had approximately $11,363,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the period December 3, 2013 (commencement of operations) to March 31, 2014.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AA	2.3%
A	15.0
BBB	34.1
BB	21.5
B	6.8
CCC or Below	2.7
Non-Rated	6.2
Cash Equivalents	11.4

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. The Fund reports the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2014, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Basic Materials	0.7%
Communications	0.5
Consumer, Cyclical	0.5
Energy	6.7
Financial	4.4
Government	86.7
Industrial	0.3
Technology	0.2

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

At March 31, 2014, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	46.6%
Mexican Peso	7.6
Brazilian Real	6.9
South African Rand	5.8
Malaysian Ringgit	5.1
All other currencies less than 5%	28.0

Total	100.0%

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Barclays	Indonesian Rupiah	1,069,640	United States Dollar	92	4/1/14	$(2)
JPMorgan Chase	Indonesian Rupiah	1,605,120	United States Dollar	138	4/1/14	(3)
JPMorgan Chase	Malaysian Ringgit	427	United States Dollar	130	4/1/14	(1)
Barclays	United States Dollar	138	Indonesian Rupiah	1,605,120	4/1/14	4
JPMorgan Chase	United States Dollar	92	Indonesian Rupiah	1,069,640	4/1/14	3
JPMorgan Chase	United States Dollar	130	Malaysian Ringgit	427	4/1/14	1
Barclays	Brazilian Real	98	United States Dollar	43	4/2/14	–*
JPMorgan Chase	Brazilian Real	235	United States Dollar	104	4/2/14	–*
HSBC	Brazilian Real	426	United States Dollar	180	4/2/14	(8)
HSBC	Brazilian Real	684	United States Dollar	290	4/2/14	(11)
Standard Chartered Bank	Brazilian Real	762	United States Dollar	337	4/2/14	1
Barclays	United States Dollar	41	Brazilian Real	98	4/2/14	2
JPMorgan Chase	United States Dollar	99	Brazilian Real	235	4/2/14	4
HSBC	United States Dollar	491	Brazilian Real	1,110	4/2/14	(2)
Standard Chartered Bank	United States Dollar	323	Brazilian Real	762	4/2/14	13
JPMorgan Chase	Thai Baht	5,992	United States Dollar	186	4/4/14	1
JPMorgan Chase	United States Dollar	184	Thai Baht	5,992	4/4/14	1
JPMorgan Chase	Indonesian Rupiah	1,492,400	United States Dollar	130	4/7/14	(2)
JPMorgan Chase	Indonesian Rupiah	1,519,050	United States Dollar	130	4/7/14	(4)
Barclays	Russian Ruble	2,034	United States Dollar	56	4/7/14	(2)
JPMorgan Chase	Russian Ruble	2,034	United States Dollar	56	4/7/14	(2)
JPMorgan Chase	United States Dollar	70	Indonesian Rupiah	791,280	4/7/14	–
Barclays	United States Dollar	56	Russian Ruble	2,034	4/7/14	2
JPMorgan Chase	United States Dollar	55	Russian Ruble	2,034	4/7/14	3
JPMorgan Chase	United States Dollar	283	Philippine Peso	12,650	4/10/14	(1)
Standard Chartered Bank	United States Dollar	130	Philippine Peso	5,824	4/10/14	–*
Barclays	Hungarian Forint	120,445	United States Dollar	530	4/11/14	(10)
JPMorgan Chase	Hungarian Forint	1,338	United States Dollar	6	4/11/14	–*
Barclays	Mexican Peso	6,115	United States Dollar	460	4/11/14	(8)
Barclays	Mexican Peso	6,363	United States Dollar	479	4/11/14	(8)
Standard Chartered Bank	Mexican Peso	2,115	United States Dollar	159	4/11/14	(3)
JPMorgan Chase	Romanian Leu	415	United States Dollar	128	4/11/14	–*

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000S)
JPMorgan Chase	Romanian Leu	221	United States Dollar	68	4/11/14	$–*
Barclays	Russian Ruble	2,034	United States Dollar	56	4/11/14	(2)
Barclays	Russian Ruble	5,436	United States Dollar	150	4/11/14	(5)
JPMorgan Chase	Russian Ruble	2,034	United States Dollar	55	4/11/14	(3)
JPMorgan Chase	Russian Ruble	5,154	United States Dollar	140	4/11/14	(6)
Standard Chartered Bank	South African Rand	1,939	United States Dollar	179	4/11/14	(5)
Barclays	United States Dollar	191	Hungarian Forint	43,115	4/11/14	3
JPMorgan Chase	United States Dollar	51	Hungarian Forint	11,493	4/11/14	1
JPMorgan Chase	United States Dollar	36	Hungarian Forint	8,077	4/11/14	–*
Standard Chartered Bank	United States Dollar	90	Hungarian Forint	20,125	4/11/14	–*
Standard Chartered Bank	United States Dollar	66	Mexican Peso	868	4/11/14	1
Barclays	United States Dollar	147	Polish Zloty	448	4/11/14	1
JPMorgan Chase	United States Dollar	147	Polish Zloty	448	4/11/14	1
Citibank	United States Dollar	147	Polish Zloty	448	4/11/14	1
Standard Chartered Bank	United States Dollar	147	Polish Zloty	448	4/11/14	1
Standard Chartered Bank	United States Dollar	140	Polish Zloty	424	4/11/14	–*
UBS	United States Dollar	147	Polish Zloty	448	4/11/14	1
Barclays	United States Dollar	483	Russian Ruble	17,734	4/11/14	21
JPMorgan Chase	United States Dollar	78	Russian Ruble	2,844	4/11/14	3
JPMorgan Chase	United States Dollar	47	Russian Ruble	1,675	4/11/14	1
JPMorgan Chase	United States Dollar	323	South African Rand	3,479	4/11/14	7
JPMorgan Chase	United States Dollar	201	South African Rand	2,186	4/11/14	7
JPMorgan Chase	United States Dollar	56	South African Rand	604	4/11/14	1
Standard Chartered Bank	United States Dollar	92	South African Rand	993	4/11/14	2
Standard Chartered Bank	United States Dollar	110	South African Rand	1,182	4/11/14	2
JPMorgan Chase	United States Dollar	61	Thai Baht	1,987	4/11/14	–*
JPMorgan Chase	United States Dollar	46	Thai Baht	1,497	4/11/14	–*
JPMorgan Chase	United States Dollar	50	Thai Baht	1,606	4/11/14	(1)
JPMorgan Chase	United States Dollar	186	Thai Baht	5,992	4/11/14	(1)
Barclays	United States Dollar	365	Turkish Lira	827	4/11/14	20
Barclays	United States Dollar	150	Turkish Lira	338	4/11/14	7
Barclays	United States Dollar	40	Turkish Lira	90	4/11/14	2
JPMorgan Chase	United States Dollar	36	Turkish Lira	80	4/11/14	1
JPMorgan Chase	United States Dollar	96	Uruguayan Peso	2,173	4/11/14	–*
Barclays	Colombian Peso	410,820	United States Dollar	205	4/16/14	(3)
Standard Chartered Bank	Colombian Peso	310,620	United States Dollar	155	4/16/14	(2)
Barclays	United States Dollar	127	Colombian Peso	259,425	4/16/14	4
HSBC	United States Dollar	180	Colombian Peso	367,200	4/16/14	6
HSBC	United States Dollar	127	Colombian Peso	259,425	4/16/14	4
Standard Chartered Bank	United States Dollar	127	Colombian Peso	259,425	4/16/14	4
Barclays	Malaysian Ringgit	728	United States Dollar	220	4/17/14	(3)
JPMorgan Chase	Malaysian Ringgit	900	United States Dollar	271	4/17/14	(4)
JPMorgan Chase	United States Dollar	280	Malaysian Ringgit	920	4/17/14	2
JPMorgan Chase	United States Dollar	130	Malaysian Ringgit	427	4/17/14	1
Standard Chartered Bank	United States Dollar	40	Malaysian Ringgit	131	4/17/14	–*
Barclays	Chilean Peso	62,150	United States Dollar	110	4/25/14	(3)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2014

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Standard Chartered Bank	Chilean Peso	62,150	United States Dollar	110	4/25/14	$(3)
Standard Chartered Bank	United States Dollar	66	Chilean Peso	37,059	4/25/14	1
Barclays	Peruvian Nuevo Sol	135	United States Dollar	48	4/30/14	–*
Barclays	Peruvian Nuevo Sol	135	United States Dollar	48	4/30/14	–*
JPMorgan Chase	Peruvian Nuevo Sol	135	United States Dollar	48	4/30/14	–*
HSBC	Peruvian Nuevo Sol	135	United States Dollar	48	4/30/14	–*
HSBC	Brazilian Real	1,110	United States Dollar	487	5/5/14	2
Barclays	United States Dollar	43	Brazilian Real	98	5/5/14	–*
JPMorgan Chase	United States Dollar	103	Brazilian Real	235	5/5/14	–*
Standard Chartered Bank	United States Dollar	334	Brazilian Real	762	5/5/14	(1)
Total						$34

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds	$–	$2,075	(1)	$–	$2,075
Foreign Issuer Bonds	–	84,264	(1)	–	84,264
Investment Companies	11,363	–		–	11,363
Short-Term Investments	–	2,247		–	2,247
Total Investments	$11,363	$88,586		$–	$99,949

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$143		$–	$143
Liabilities
Forward Foreign Currency Exchange Contracts	–	(109)		–	(109)
Total Other Financial Instruments	$–	$34		$–	$34

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

From the Fund’s commencement of operations on December 3, 2013 through March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.6%

Commercial Mortgage-Backed Securities – 0.5%

GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.82%, 8/10/45	$2,730	$2,819

Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/5/30 (1)	1,020	1,032
		3,851

Other – 0.2%

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.10%, 5/25/35	225	221

First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 0.30%, 7/25/36	323	299

Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28 (1)	361	388

Springleaf Funding Trust, Series 2014-AA, Class C, 4.45%, 12/15/22 (1)(2)	575	575
		1,483

Whole Loan – 1.9%

Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.50%, 12/25/33	359	368

Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.50%, 10/25/33	261	269

Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.00%, 10/25/34	1,243	1,285

Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.75%, 11/25/35	286	293

Banc of America Mortgage Trust, Series 2005-A, Class 2A1, 2.73%, 2/25/35	78	77

Bear Stearns ARM Trust, Series 2004-9, Class 12A3, 2.86%, 11/25/34	150	148

Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.00%, 8/25/36	167	171

Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.62%, 5/25/35	133	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.6% – continued

Whole Loan – 1.9% – continued

CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.00%, 7/25/36	$157	$140

Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.00%, 12/25/34	685	677

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.36%, 5/25/35	587	490

Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.25%, 7/25/36	476	323

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A3, 2.56%, 4/25/35	1,217	887

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A3, 0.49%, 3/25/35	531	400

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-20, Class 1A35, 6.00%, 2/25/37	435	400

GMACM Mortgage Loan Trust, Series 2003-J7, Class A7, 5.00%, 11/25/33	83	86

GMACM Mortgage Loan Trust, Series 2005-AR4, Class 3A1, 3.11%, 7/19/35	540	498

GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.75%, 12/25/34	391	391

GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.71%, 7/25/35	200	185

GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.68%, 9/25/35	600	594

GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.00%, 9/25/36	271	230

IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.79%, 7/25/45	555	503

JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.50%, 3/25/36	172	139

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.6% – continued

Whole Loan – 1.9% – continued

JP Morgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.00%, 1/25/36	$471	$415

MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.63%, 3/25/35	603	536

MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class l2A1, 0.31%, 1/25/47	793	571

New York Mortgage Trust, Series 2006-1, Class 2A2, 2.68%, 5/25/36	218	195

RALI Trust, Series 2006-QS6, Class 1A16, 6.00%, 6/25/36	641	519

Residential Asset Securitization Trust, Series 2006-A2, Class A11, 6.00%, 1/25/46	527	430

RFMSI Trust, Series 2006-S1, Class 1A3, 5.75%, 1/25/36	465	479

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.46%, 7/25/35	513	423

WaMu Mortgage Pass-Through Certificates, Series 2006-AR11, Class 2A, 2.28%, 9/25/46	479	453

WaMu Mortgage Pass-Through Certificates, Series 2006-AR19, Class 2A, 2.03%, 1/25/47	603	544

WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A1A, 0.89%, 4/25/47	220	197

Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.09%, 8/25/46	833	569
		14,013
Total Asset-Backed Securities
(Cost $17,697)		19,347

CONVERTIBLE BONDS – 3.9%

Apparel – 0.3%

Iconix Brand Group, Inc., 2.50%, 6/1/16	1,395	1,896

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 3.9% – continued

Auto Manufacturers – 0.6%

Ford Motor Co., 4.25%, 11/15/16	$2,465	$4,463

Biotechnology – 0.2%

BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	69	76
1.50%, 10/15/20	96	106

Emergent Biosolutions, Inc., 2.88%, 1/15/21 (1)(2)	573	616

Gilead Sciences, Inc., 1.63%, 5/1/16	150	467
		1,265

Coal – 0.1%

Peabody Energy Corp., 4.75%, 12/15/41	1,180	954

Computers – 0.0%

SanDisk Corp., 1.50%, 8/15/17	220	362

Healthcare – Products – 0.0%

Hologic, Inc., 2.00%, 12/15/37	25	29
2.00%, 3/1/42	65	66
		95

Home Builders – 0.8%

KB Home, 1.38%, 2/1/19	570	586

Lennar Corp., 2.75%, 12/15/20 (1)	425	777
3.25%, 11/15/21 (1)	1,165	2,074

Ryland Group (The), Inc., 1.63%, 5/15/18	675	960

Standard Pacific Corp., 1.25%, 8/1/32	1,105	1,370
		5,767

Internet – 0.0%

Priceline Group (The), Inc., 1.00%, 3/15/18	240	340

Iron/Steel – 0.1%

Steel Dynamics, Inc., 5.13%, 6/15/14	240	259

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 3.9% – continued

Iron/Steel – 0.1% – continued

United States Steel Corp., 2.75%, 4/1/19	$425	$551
		810

Miscellaneous Manufacturing – 0.5%

Trinity Industries, Inc., 3.88%, 6/1/36	2,210	3,511

Oil & Gas – 0.1%

Chesapeake Energy Corp., 2.50%, 5/15/37	630	641

Oil & Gas Services – 0.2%

Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,200	1,366

Pharmaceuticals – 0.1%

Mylan, Inc., 3.75%, 9/15/15	260	956

Real Estate Investment Trusts – 0.2%

iStar Financial, Inc., 3.00%, 11/15/16	585	826

Redwood Trust, Inc., 4.63%, 4/15/18	340	362
		1,188

Semiconductors – 0.5%

Micron Technology, Inc., 2.38%, 5/1/32	965	2,425

Novellus Systems, Inc., 2.63%, 5/15/41	160	273

Xilinx, Inc., 2.63%, 6/15/17	325	610
		3,308

Telecommunications – 0.2%

Axtel S.A.B. de C.V., 8.00%, 1/31/20 (1)(3)	824	125

Ciena Corp., 3.75%, 10/15/18 (1)	240	336

Level 3 Communications, Inc., 7.00%, 3/15/15	485	746
		1,207
Total Convertible Bonds
(Cost $19,325)		28,129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9%

Advertising – 0.2%

Visant Corp., 10.00%, 10/1/17	$1,080	$1,076

Aerospace/Defense – 0.6%

Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (1)	2,400	2,394
6.25%, 1/15/40 (1)	1,400	1,263

TransDigm, Inc., 7.75%, 12/15/18	850	912
		4,569

Airlines – 0.5%

American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (1)	984	1,026

American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (1)	510	528

Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18	415	437

Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/22	106	115

United Airlines 2014-1 Class B Pass Through Trust, 4.75%, 4/11/22 (4)	335	337

United Airlines, Inc., 6.75%, 9/15/15 (1)	555	566

US Airways Pass-Through Trust, Series 2012-1, Class B, 8.00%, 10/1/19	843	945
		3,954

Apparel – 0.4%

Jones Group (The), Inc., 6.13%, 11/15/34	3,485	2,657

Auto Manufacturers – 0.5%

Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	770	843
8.25%, 6/15/21 (1)(2)	320	362

Ford Motor Co., 9.98%, 2/15/47	590	873

General Motors Co., 4.88%, 10/2/23 (1)	1,335	1,369
6.25%, 10/2/43 (1)	60	65
		3,512

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Auto Parts & Equipment – 0.1%

American Axle & Manufacturing, Inc., 5.13%, 2/15/19	$320	$333

Goodyear Tire & Rubber (The) Co., 6.50%, 3/1/21	295	322

Lear Corp., 5.38%, 3/15/24	105	107
		762

Banks – 2.0%

Ally Financial, Inc., 6.75%, 12/1/14	1,000	1,036
2.75%, 1/30/17	1,575	1,591
6.25%, 12/1/17	1,035	1,155
8.00%, 3/15/20	1,770	2,133

CIT Group, Inc., 5.25%, 3/15/18	805	865
6.63%, 4/1/18 (1)	1,885	2,109
3.88%, 2/19/19	1,100	1,112
5.38%, 5/15/20	520	558
5.00%, 8/15/22	1,155	1,198
5.00%, 8/1/23	120	123

Morgan Stanley, 8.00%, 5/9/17 (5)	1,300	1,329

Provident Funding Associates L.P./PFG Finance Corp., 6.75%, 6/15/21 (1)	510	510

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18 (1)(2)(6)	795	833
		14,552

Beverages – 0.1%

Crestview DS Merger Sub II, Inc., 10.00%, 9/1/21 (1)	690	766

Building Materials – 0.6%

Builders FirstSource, Inc., 7.63%, 6/1/21 (1)	730	790

CPG Merger Sub LLC, 8.00%, 10/1/21 (1)	345	371

USG Corp., 9.75%, 1/15/18	1,550	1,872
8.38%, 10/15/18 (1)	870	929
5.88%, 11/1/21 (1)	285	303
		4,265

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Chemicals – 1.5%

Chemtura Corp., 5.75%, 7/15/21	$725	$752

Eagle Spinco, Inc., 4.63%, 2/15/21 (1)	525	519

Hercules, Inc., 6.50%, 6/30/29	1,960	1,725

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	30	30

Huntsman International LLC, 8.63%, 3/15/20	370	406
8.63%, 3/15/21	1,545	1,730

PQ Corp., 8.75%, 5/1/18 (1)(2)	2,585	2,824

Tronox Finance LLC, 6.38%, 8/15/20	2,765	2,841

US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B B.V., 7.38%, 5/1/21 (1)	405	441
		11,268

Coal – 3.4%

Alpha Natural Resources, Inc., 9.75%, 4/15/18	680	654
6.00%, 6/1/19	1,638	1,257
6.25%, 6/1/21	1,355	1,020

Arch Coal, Inc., 8.00%, 1/15/19 (1)(2)	240	240
9.88%, 6/15/19	550	479
7.25%, 10/1/20	458	350
7.25%, 6/15/21	615	464

Foresight Energy LLC/Foresight Energy Corp., 7.88%, 8/15/21 (1)	10,250	10,737

Peabody Energy Corp., 6.00%, 11/15/18	1,575	1,652
6.25%, 11/15/21	7,040	7,058

Walter Energy, Inc., 9.50%, 10/15/19 (1)(2)	85	86
8.50%, 4/15/21	650	410
		24,407

Commercial Services – 3.0%

American Residential Services LLC/ARS Finance, Inc., 12.00%, 4/15/15 (1)(2)	725	749

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Commercial Services – 3.0% – continued

APX Group, Inc., 6.38%, 12/1/19	$230	$235
8.75%, 12/1/20	710	722

Ceridian Corp., 12.25%, 11/15/15 (6)	356	359
8.88%, 7/15/19 (1)	580	658

Envision Healthcare Corp., 8.13%, 6/1/19 (1)	610	652

Hertz (The) Corp., 5.88%, 10/15/20	495	528

Iron Mountain, Inc., 7.75%, 10/1/19	860	948
8.38%, 8/15/21	299	317
5.75%, 8/15/24	965	940

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/1/19 (1)	965	1,074

RR Donnelley & Sons Co., 8.25%, 3/15/19	2,910	3,463
7.63%, 6/15/20	1,065	1,225
7.88%, 3/15/21	790	904
7.00%, 2/15/22	545	599
6.50%, 11/15/23	400	422
6.00%, 4/1/24	370	373

ServiceMaster Co., 8.00%, 2/15/20	2,365	2,566
7.00%, 8/15/20	1,555	1,646
7.45%, 8/15/27	1,535	1,468

United Rentals North America, Inc., 7.38%, 5/15/20	505	557
8.25%, 2/1/21	1,035	1,158
		21,563

Computers – 0.3%

iGATE Corp., 4.75%, 4/15/19 (1)(2)(4)	237	238

SunGard Data Systems, Inc., 7.38%, 11/15/18	128	136
6.63%, 11/1/19	1,325	1,401
7.63%, 11/15/20	260	285
		2,060

Cosmetics/Personal Care – 0.3%

First Quality Finance Co., Inc., 4.63%, 5/15/21 (1)	2,180	2,120

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Distribution/Wholesale – 1.4%

HD Supply, Inc., 7.50%, 7/15/20	$175	$191

LKQ Corp., 4.75%, 5/15/23 (1)	3,060	2,899

VWR Funding, Inc., 7.25%, 9/15/17	6,485	6,972
		10,062

Diversified Financial Services – 3.3%

General Motors Financial Co., Inc., 4.75%, 8/15/17	855	914
3.25%, 5/15/18	335	338
6.75%, 6/1/18	1,875	2,137
4.25%, 5/15/23	115	114

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19 (1)(2)	1,640	1,669
5.88%, 2/1/22 (1)(2)	355	360

International Lease Finance Corp., 8.63%, 9/15/15	510	562
8.75%, 3/15/17	920	1,080
8.88%, 9/1/17	1,160	1,380
3.88%, 4/15/18	385	393
5.88%, 4/1/19	1,005	1,098
6.25%, 5/15/19	905	998
8.63%, 1/15/22	745	913

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.38%, 10/1/17	975	1,022

SLM Corp., 5.50%, 1/15/19	890	941
4.88%, 6/17/19	2,385	2,424
5.50%, 1/25/23	2,230	2,188
6.13%, 3/25/24	1,180	1,178

Springleaf Finance Corp., 6.50%, 9/15/17	300	323
6.90%, 12/15/17	445	488
7.75%, 10/1/21	1,105	1,224
8.25%, 10/1/23	440	491

Stearns Holdings, Inc., 9.38%, 8/15/20 (1)	282	295

Walter Investment Management Corp., 7.88%, 12/15/21 (1)(2)	1,255	1,252
		23,782

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Educational Services – 0.1%

Knowledge Universe Education LLC, 7.75%, 2/1/15 (1)	$510	$511

Electric – 1.5%

AES Corp., 4.88%, 5/15/23	1,100	1,050

Calpine Corp., 7.88%, 7/31/20 (1)	1,235	1,359
7.50%, 2/15/21 (1)	1,395	1,524
6.00%, 1/15/22 (1)	265	278

IPALCO Enterprises, Inc., 5.00%, 5/1/18	265	280

NRG Energy, Inc., 7.63%, 5/15/19	1,040	1,086
8.25%, 9/1/20	1,810	1,986
7.88%, 5/15/21	2,185	2,404
6.25%, 7/15/22 (1)(2)	1,180	1,215
		11,182

Electrical Components & Equipment – 0.2%

WESCO Distribution, Inc., 5.38%, 12/15/21 (1)	1,590	1,626

Entertainment – 1.9%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 9.13%, 8/1/18	640	683
5.25%, 3/15/21	805	815

GLP Capital L.P./GLP Financing II, Inc., 4.38%, 11/1/18 (1)(2)	290	298
4.88%, 11/1/20 (1)(2)	1,255	1,288
5.38%, 11/1/23 (1)(2)	445	457

Graton Economic Development Authority, 9.63%, 9/1/19 (1)	1,820	2,079

Isle of Capri Casinos, Inc., 5.88%, 3/15/21	540	548

Mohegan Tribal Gaming Authority, 11.00%, 9/15/18 (1)	540	543
9.75%, 9/1/21	1,405	1,567

Peninsula Gaming LLC/Peninsula Gaming Corp., 8.38%, 2/15/18 (1)	1,040	1,123

Pinnacle Entertainment, Inc., 7.50%, 4/15/21	800	866
7.75%, 4/1/22	795	857

PNK Finance Corp., 6.38%, 8/1/21 (1)	470	489

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Entertainment – 1.9% – continued

Scientific Games International, Inc., 6.25%, 9/1/20	$520	$546

WMG Acquisition Corp., 6.75%, 4/15/22 (1)(2)(4)	1,560	1,568
		13,727

Food – 1.5%

KeHE Distributors LLC/KeHE Finance Corp., 7.63%, 8/15/21 (1)	1,145	1,231

Post Holdings, Inc., 6.75%, 12/1/21 (1)	618	654
7.38%, 2/15/22	510	548

SUPERVALU, Inc., 6.75%, 6/1/21	1,400	1,419

TreeHouse Foods, Inc., 4.88%, 3/15/22	325	327

US Foods, Inc., 8.50%, 6/30/19	6,310	6,828
		11,007

Hand/Machine Tools – 0.9%

Victor Technologies Group, Inc., 9.00%, 12/15/17	5,802	6,223

Healthcare – Products – 1.6%

Biomet, Inc., 6.50%, 8/1/20	7,619	8,206

DJO Finance LLC/DJO Finance Corp., 7.75%, 4/15/18	180	189
9.88%, 4/15/18	475	518

Fresenius US Finance II, Inc., 4.25%, 2/1/21 (1)(2)	60	60

Physio-Control International, Inc., 9.88%, 1/15/19 (1)	2,532	2,842
		11,815

Healthcare – Services – 6.3%

Acadia Healthcare Co., Inc., 6.13%, 3/15/21 (1)	3,200	3,340

Amsurg Corp., 5.63%, 11/30/20	693	721

CHS/Community Health Systems, Inc., 5.13%, 8/15/18	450	472
8.00%, 11/15/19	455	500
5.13%, 8/1/21 (1)(2)	415	425
6.88%, 2/1/22 (1)(2)	1,805	1,886

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Healthcare – Services – 6.3% – continued

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	$4,135	$4,399

Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (1)	595	641

Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (1)	835	935

HCA Holdings, Inc., 6.25%, 2/15/21	440	471

HCA, Inc., 6.50%, 2/15/20	590	661
5.88%, 3/15/22	320	345
7.50%, 12/15/23	260	282
5.00%, 3/15/24	3,670	3,677
8.36%, 4/15/24	680	768
7.69%, 6/15/25	1,310	1,398
7.58%, 9/15/25	240	253
7.05%, 12/1/27	70	70
7.50%, 11/6/33	1,940	1,988
7.75%, 7/15/36	420	428

IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	1,910	2,039

LifePoint Hospitals, Inc., 5.50%, 12/1/21 (1)	365	379

MPH Acquisition Holdings LLC, 6.63%, 4/1/22 (1)(2)	555	570

Radiation Therapy Services, Inc., 8.88%, 1/15/17	2,970	3,089

ResCare, Inc., 10.75%, 1/15/19	1,360	1,510

Symbion, Inc., 8.00%, 6/15/16	500	525

Tenet Healthcare Corp., 6.25%, 11/1/18	870	960
5.00%, 3/1/19 (1)(2)	375	375
6.75%, 2/1/20	655	689
6.00%, 10/1/20 (1)	3,630	3,884
8.13%, 4/1/22	1,325	1,481
6.88%, 11/15/31	1,725	1,552

United Surgical Partners International, Inc., 9.00%, 4/1/20	3,925	4,357

WellCare Health Plans, Inc., 5.75%, 11/15/20	433	455
		45,525

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Holding Companies – Diversified – 1.5%

Alphabet Holding Co., Inc., 7.75%, 11/1/17 (6)	$315	$326

Harbinger Group, Inc., 7.88%, 7/15/19	9,380	10,294
7.75%, 1/15/22 (1)(2)	320	326

Opal Acquisition, Inc., 8.88%, 12/15/21 (1)(2)	40	40
		10,986

Home Builders – 2.1%

Beazer Homes USA, Inc., 7.25%, 2/1/23	865	904

D.R. Horton, Inc., 4.38%, 9/15/22	50	49
5.75%, 8/15/23	1,340	1,417

K Hovnanian Enterprises, Inc., 5.00%, 11/1/21	1,520	1,360

KB Home, 8.00%, 3/15/20	945	1,073
7.00%, 12/15/21	1,025	1,103
7.50%, 9/15/22	595	652

Lennar Corp., 4.75%, 12/15/17	550	583
4.75%, 11/15/22	2,935	2,854

PulteGroup, Inc., 7.88%, 6/15/32	2,545	2,844
6.38%, 5/15/33	390	382
6.00%, 2/15/35	290	270

Ryland Group (The), Inc., 5.38%, 10/1/22	375	372

Standard Pacific Corp., 8.38%, 1/15/21	240	284
6.25%, 12/15/21	515	549

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (1)	500	505
		15,201

Household Products/Wares – 1.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.88%, 8/15/19	1,655	1,823
9.88%, 8/15/19	2,425	2,710
5.75%, 10/15/20	300	314

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Household Products/Wares – 1.1% – continued
6.88%, 2/15/21	$505	$545
8.25%, 2/15/21	415	453

Spectrum Brands, Inc., 6.63%, 11/15/22	2,150	2,341
		8,186

Internet – 1.7%

Ancestry.com, Inc., 11.00%, 12/15/20	6,020	7,073

CyrusOne L.P./CyrusOne Finance Corp., 6.38%, 11/15/22	3,998	4,218

Equinix, Inc., 5.38%, 4/1/23	530	541

IAC of InterActiveCorp, 4.88%, 11/30/18	410	428
		12,260

Iron/Steel – 0.9%

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	5,240	5,653

Steel Dynamics, Inc., 6.38%, 8/15/22	515	560
		6,213

Lodging – 1.6%

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	4,630	4,456

Felcor Lodging L.P., 5.63%, 3/1/23	1,060	1,073

MGM Resorts International, 7.63%, 1/15/17	295	337
8.63%, 2/1/19	860	1,030
6.75%, 10/1/20	1,000	1,109
7.75%, 3/15/22	415	481

MTR Gaming Group, Inc., 11.50%, 8/1/19	780	882

Station Casinos LLC,, 7.50%, 3/1/21	1,455	1,573

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	771	858
		11,799

Machinery – Construction & Mining – 0.1%

BlueLine Rental Finance Corp., 7.00%, 2/1/19 (1)(2)	75	79

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Machinery – Construction & Mining – 0.1% – continued

Terex Corp., 6.50%, 4/1/20	$395	$430

6.00%, 5/15/21	455	487
		996

Machinery – Diversified – 0.5%

Case New Holland, Inc., 7.88%, 12/1/17	1,400	1,641

Cleaver-Brooks, Inc., 8.75%, 12/15/19 (1)	1,190	1,315

Manitowoc (The) Co., Inc., 8.50%, 11/1/20	595	668
		3,624

Media – 6.7%

AMC Networks, Inc., 7.75%, 7/15/21	548	618
4.75%, 12/15/22	774	770

CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	1,060	1,121
8.13%, 4/30/20	205	225
5.25%, 9/30/22	965	953
5.13%, 2/15/23	575	553
5.75%, 1/15/24	20	20

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	1,145	1,197
5.13%, 12/15/21 (1)	971	961

Clear Channel Communications, Inc., 6.88%, 6/15/18	308	291
9.00%, 12/15/19	580	609
11.25%, 3/1/21	1,872	2,083
7.25%, 10/15/27	180	151

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	3,040	3,260
7.63%, 3/15/20	1,975	2,133
6.50%, 11/15/22	2,855	3,030
6.50%, 11/15/22	2,040	2,180

CSC Holdings LLC, 7.63%, 7/15/18	435	506

Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,350	1,438

DISH DBS Corp., 4.25%, 4/1/18	1,395	1,456

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Media – 6.7% – continued
5.13%, 5/1/20	$2,950	$3,075
6.75%, 6/1/21	1,000	1,120
5.88%, 7/15/22	535	571
5.00%, 3/15/23	430	433

Gannett Co., Inc., 7.13%, 9/1/18	1,525	1,605
5.13%, 10/15/19 (1)	1,555	1,627
5.13%, 7/15/20 (1)	905	930

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (1)(2)(4)	425	426

RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (1)	7,580	8,016

Sirius XM Holdings, Inc., 5.88%, 10/1/20 (1)	2,060	2,168
5.75%, 8/1/21 (1)	4,000	4,160
5.25%, 8/15/22 (1)(2)	220	227

Univision Communications, Inc., 6.88%, 5/15/19 (1)	1,125	1,209
		49,122

Metal Fabrication/Hardware – 0.4%

Shale-Inland Holdings LLC/Shale-Inland Finance Corp., 8.75%, 11/15/19 (1)	3,070	3,154

Mining – 0.8%

Alcoa, Inc., 5.90%, 2/1/27	780	796
6.75%, 1/15/28	165	179

Century Aluminum Co., 7.50%, 6/1/21 (1)	5,000	5,037
		6,012

Office/Business Equipment – 0.7%

CDW LLC/CDW Finance Corp., 8.00%, 12/15/18	4,887	5,278

Oil & Gas – 6.3%

Antero Resources Finance Corp., 5.38%, 11/1/21 (1)(2)	355	360

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	490	536
7.88%, 4/15/22	2,900	3,139

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 1/15/22	285	302

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Oil & Gas – 6.3% – continued

Chesapeake Energy Corp., 6.50%, 8/15/17	$1,015	$1,139
6.63%, 8/15/20	990	1,111
6.88%, 11/15/20	189	215
5.38%, 6/15/21	720	758

Cimarex Energy Co., 5.88%, 5/1/22	485	526

Concho Resources, Inc., 5.50%, 10/1/22	525	547
5.50%, 4/1/23	951	989

Denbury Resources, Inc., 8.25%, 2/15/20	555	604

EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/1/20	2,963	3,426

EXCO Resources, Inc., 7.50%, 9/15/18	405	407

Halcon Resources Corp., 9.75%, 7/15/20	480	517

Hercules Offshore, Inc., 10.25%, 4/1/19 (1)	455	512
8.75%, 7/15/21 (1)	495	537

Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22 (1)(2)	230	234

Legacy Reserves L.P./Legacy Reserves Finance Corp., 6.63%, 12/1/21	2,150	2,145

Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/1/19 (1)	3,115	3,247
8.63%, 4/15/20	980	1,065
7.75%, 2/1/21	2,231	2,398

Memorial Production Partners L.P./Memorial Production Finance Corp., 7.63%, 5/1/21 (1)	2,060	2,173
7.63%, 5/1/21	1,071	1,130

Newfield Exploration Co., 5.75%, 1/30/22	2,460	2,614
5.63%, 7/1/24	1,940	2,013

Parker Drilling Co., 6.75%, 7/15/22 (1)(2)	95	98

QEP Resources, Inc., 5.25%, 5/1/23	1,070	1,065

Range Resources Corp., 5.75%, 6/1/21	395	423

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Oil & Gas – 6.3% – continued

5.00%, 8/15/22	$1,838	$1,875

Rosetta Resources, Inc., 5.63%, 5/1/21	820	838
5.88%, 6/1/22	2,550	2,607

SandRidge Energy, Inc., 7.50%, 3/15/21	1,490	1,591
8.13%, 10/15/22	90	98
7.50%, 2/15/23	2,180	2,311

SM Energy Co., 5.00%, 1/15/24 (1)	1,365	1,328

Whiting Petroleum Corp., 5.00%, 3/15/19	615	650
		45,528

Oil & Gas Services – 0.3%

Forum Energy Technologies, Inc., 6.25%, 10/1/21 (1)	2,170	2,300

Pioneer Energy Services Corp., 6.13%, 3/15/22 (1)(2)	205	209
		2,509

Packaging & Containers – 0.7%

Ball Corp., 4.00%, 11/15/23	1,030	963

Berry Plastics Corp., 9.75%, 1/15/21	3,260	3,786

Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	535	592
		5,341

Pharmaceuticals – 1.0%

BioScrip, Inc., 8.88%, 2/15/21 (1)(2)	385	401

Endo Health Solutions, Inc., 7.00%, 7/15/19	515	555

Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (1)	319	341

Valeant Pharmaceuticals International, 6.75%, 10/1/17 (1)	460	486
6.88%, 12/1/18 (1)	545	579
6.38%, 10/15/20 (1)	4,030	4,352
7.25%, 7/15/22 (1)	740	818
		7,532

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Pipelines – 0.9%

Access Midstream Partners L.P./ACMP Finance Corp., 5.88%, 4/15/21	$300	$319
6.13%, 7/15/22	665	716
4.88%, 5/15/23	345	348
4.88%, 3/15/24	370	369

El Paso LLC, 7.80%, 8/1/31	380	404

Energy Transfer Equity L.P., 7.50%, 10/15/20	655	749

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., 4.50%, 7/15/23	618	595

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.88%, 12/1/18	1,130	1,202
6.50%, 7/15/21	315	338
5.88%, 3/1/22	485	503
5.50%, 4/15/23	185	186
4.50%, 11/1/23	455	423

Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 (1)	510	532
		6,684

Real Estate – 0.2%

Realogy Group LLC, 7.63%, 1/15/20 (1)	565	629

Rialto Holdings LLC/Rialto Corp., 7.00%, 12/1/18 (1)	1,052	1,083
		1,712

Real Estate Investment Trusts – 0.7%

Crown Castle International Corp., 5.25%, 1/15/23	5,080	5,162

Retail – 4.5%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,150	1,245
7.00%, 5/20/22	1,486	1,623

Claire’s Stores, Inc., 8.88%, 3/15/19	320	297
9.00%, 3/15/19 (1)	7,870	8,175

Dillard’s, Inc., 7.75%, 7/15/26	495	531
7.75%, 5/15/27	465	491

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Retail – 4.5% – continued

Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 1/15/22 (1)(2)	$980	$1,022

Hillman Group (The), Inc., 10.88%, 6/1/18	5,130	5,463

L Brands, Inc., 6.63%, 4/1/21	164	184
5.63%, 2/15/22	155	164
5.63%, 10/15/23	555	576

Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/1/18 (1)(6)	620	639

New Albertsons, Inc., 6.63%, 6/1/28	165	120
7.45%, 8/1/29	2,050	1,650

Party City Holdings, Inc., 8.88%, 8/1/20	415	462

Rite Aid Corp., 9.25%, 3/15/20	530	605
8.00%, 8/15/20	1,327	1,473
6.75%, 6/15/21	2,980	3,226

Sears Holdings Corp., 6.63%, 10/15/18	3,080	2,803

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.50%, 10/1/18	893	949
7.38%, 8/1/21	534	589

Toys R Us, Inc., 7.38%, 10/15/18	155	124
		32,411

Semiconductors – 0.4%

Amkor Technology, Inc., 6.63%, 6/1/21	1,495	1,596
6.38%, 10/1/22	785	813

Freescale Semiconductor, Inc., 8.05%, 2/1/20	279	307
6.00%, 1/15/22 (1)	495	525
		3,241

Software – 2.3%

Activision Blizzard, Inc., 5.63%, 9/15/21 (1)(2)	820	878

Audatex North America, Inc., 6.13%, 11/1/23 (1)	315	335

Blackboard, Inc., 7.75%, 11/15/19 (1)	786	823

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Software – 2.3% – continued

BMC Software Finance, Inc., 8.13%, 7/15/21 (1)(2)	$550	$579

First Data Corp., 7.38%, 6/15/19 (1)	505	543
8.25%, 1/15/21 (1)	475	515
11.25%, 1/15/21	1,010	1,153
12.63%, 1/15/21	3,057	3,638
10.63%, 6/15/21	755	849
11.75%, 8/15/21	560	588

Healthcare Technology Intermediate, Inc., 7.38%, 9/1/18 (1)(6)	460	469

Nuance Communications, Inc., 5.38%, 8/15/20 (1)	4,380	4,358

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (1)	1,545	1,715
		16,443

Telecommunications – 6.3%

Alcatel-Lucent USA, Inc., 6.50%, 1/15/28	50	48
6.45%, 3/15/29	4,595	4,388

CenturyLink, Inc., 5.63%, 4/1/20	80	84
6.45%, 6/15/21	868	933
6.75%, 12/1/23	320	340
7.60%, 9/15/39	1,155	1,099

Cincinnati Bell Telephone Co. LLC, 6.30%, 12/1/28	50	47

Frontier Communications Corp., 7.63%, 4/15/24	500	522
9.00%, 8/15/31	2,272	2,323
7.45%, 7/1/35	10	9

Hughes Satellite Systems Corp., 6.50%, 6/15/19	625	686

Level 3 Communications, Inc., 8.88%, 6/1/19	1,125	1,236

Level 3 Financing, Inc., 9.38%, 4/1/19	989	1,098
8.13%, 7/1/19	2,530	2,777
7.00%, 6/1/20	955	1,035
8.63%, 7/15/20	1,055	1,183
6.13%, 1/15/21 (1)	1,005	1,060

Qwest Capital Funding, Inc., 7.63%, 8/3/21	260	281
6.88%, 7/15/28	650	621

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.9% – continued

Telecommunications – 6.3% – continued

Qwest Corp., 6.88%, 9/15/33	$1,968	$1,941

SBA Telecommunications, Inc., 5.75%, 7/15/20	2,860	2,996

Sprint Capital Corp., 6.88%, 11/15/28	5,705	5,534
8.75%, 3/15/32	935	1,028

Sprint Communications, Inc., 9.00%, 11/15/18 (1)	245	300
7.00%, 8/15/20	350	381

Sprint Corp., 7.25%, 9/15/21 (1)	199	217
7.88%, 9/15/23 (1)	1,600	1,760
7.13%, 6/15/24 (1)(2)	1,095	1,150

Syniverse Holdings, Inc., 9.13%, 1/15/19	840	913

T-Mobile USA, Inc., 6.46%, 4/28/19	460	492
6.54%, 4/28/20	1,570	1,690
6.25%, 4/1/21	585	619
6.63%, 4/28/21	870	935
6.13%, 1/15/22	765	801
6.73%, 4/28/22	740	793
6.63%, 4/1/23	330	350
6.50%, 1/15/24	430	450

tw telecom holdings, Inc., 5.38%, 10/1/22	1,165	1,188

Windstream Corp., 7.88%, 11/1/17	700	803
7.75%, 10/1/21	865	930
7.50%, 6/1/22	515	543
6.38%, 8/1/23	539	526
		46,110
Total Corporate Bonds
(Cost $516,774)		538,495

FOREIGN ISSUER BONDS – 8.9%

Airlines – 0.1%

Virgin Australia Trust, Series 2013-1B, 6.00%, 10/23/20 (1)	181	187

Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (1)	289	298
		485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Banks – 1.1%

Banco Santander Brasil S.A., 8.00%, 3/18/16 (1)(7)	$2,400	$988

Export-Import Bank of Korea, 4.00%, 11/26/15 (1)(8)	92,000	2,106

HBOS PLC, 6.00%, 11/1/33 (1)(2)	200	207

Royal Bank of Scotland Group PLC, 5.50%, 6/30/14 (9)(10)	290	360
6.13%, 12/15/22	2,360	2,472

Societe Generale S.A., 5.00%, 1/17/24 (1)(2)	1,620	1,614
		7,747

Building Materials – 0.7%

Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (1)(2)	3,248	3,467

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22 (1)(2)(11)	1,400	178

Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (1)(11)	1,025	114

Masonite International Corp. of Pre-July 2011, 8.25%, 4/15/21 (1)(2)	1,010	1,115

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20 (1)(11)	315	35
9.75%, 2/3/22 (1)(11)	1,600	176
		5,085

Chemicals – 0.0%

Braskem Finance Ltd., 6.45%, 2/3/24	325	333

Computers – 0.2%

Seagate HDD Cayman, 7.00%, 11/1/21	885	990
4.75%, 6/1/23 (1)(2)	115	114
		1,104

Electric – 0.3%

Enel S.p.A., 8.75%, 9/24/73 (1)(2)	1,908	2,141

Electronics – 0.2%

Flextronics International Ltd., 4.63%, 2/15/20	575	580
5.00%, 2/15/23	735	740
		1,320

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Engineering & Construction – 0.1%

Odebrecht Finance Ltd., 8.25%, 4/25/18 (1)(7)	$900	$331
4.38%, 4/25/25 (1)	800	718
		1,049

Entertainment – 0.6%

Great Canadian Gaming Corp., 6.63%, 7/25/22 (1)(12)	4,280	4,143

Food – 0.1%

BRF S.A., 7.75%, 5/22/18 (1)(7)	1,800	663

Cosan Luxembourg S.A., 9.50%, 3/14/18 (1)(7)	600	227
		890

Iron/Steel – 0.8%

ArcelorMittal, 5.75%, 8/5/20	2,671	2,838
7.25%, 3/1/41	3,260	3,272
		6,110

Machinery – Diversified – 0.0%

Emeco Pty Ltd., 9.88%, 3/15/19 (1)(2)	200	205

Mining – 0.1%

Barminco Finance Pty Ltd., 9.00%, 6/1/18 (1)(2)	475	437

FMG Resources August 2006 Pty Ltd., 8.25%, 11/1/19 (1)	185	203
		640

Miscellaneous Manufacturing – 0.2%

Bombardier, Inc., 6.00%, 10/15/22 (1)	1,220	1,226
7.45%, 5/1/34 (1)	244	243
		1,469

Multi-National – 0.6%

European Bank for Reconstruction & Development, 9.00%, 4/28/14 (7)	3,525	1,552

International Bank for Reconstruction & Development, 4.25%, 2/5/16 (13)	593,000	1,094

International Finance Corp., 7.80%, 6/3/19 (14)	113,160	1,896
		4,542

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Municipal – 0.2%

Autonomous Community of Madrid Spain, 4.30%, 9/15/26 (10)	$1,070	$1,525

Oil & Gas – 0.4%

MEG Energy Corp., 6.38%, 1/30/23 (1)(2)	610	631
7.00%, 3/31/24 (1)(2)	35	37

OGX Austria GmbH, 8.50%, 6/1/18 (1)(11)	2,420	121
8.38%, 4/1/22 (1)(11)	1,800	81

Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (1)	1,000	1,038

Petrobras Global Finance B.V., 6.25%, 3/17/24	680	701

Ultra Petroleum Corp., 5.75%, 12/15/18 (1)(2)	285	299
		2,908

Packaging & Containers – 0.2%

Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.63%, 12/15/16 (1)(2)	402	412
6.00%, 6/15/17 (1)(2)	830	859
		1,271

Pharmaceuticals – 0.1%

Catamaran Corp., 4.75%, 3/15/21	310	314

Valeant Pharmaceuticals International, 6.75%, 8/15/18 (1)	465	512
		826

Sovereign – 1.2%

Brazilian Government International Bond, 10.25%, 1/10/28 (7)	2,000	925

Mexican Bonos, 7.75%, 12/14/17 (3)	3,400	288
4.75%, 6/14/18 (3)	35,500	2,700
8.00%, 12/7/23 (3)	6,950	603
7.75%, 11/13/42 (3)	40,780	3,350

Philippine Government International Bond, 6.25%, 1/14/36 (8)	40,000	906
		8,772

Telecommunications – 1.7%

America Movil S.A.B. de C.V., 6.45%, 12/5/22 (3)	4,000	287

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Telecommunications – 1.7% – continued

8.46%, 12/18/36 (3)	$11,400	$833

Axtel S.A.B. de C.V., 8.00%, 1/31/20 (1)(2)	722	719

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15 (1)(2)(11)	1,700	229

Eircom Finance Ltd., 9.25%, 5/15/20 (1)(2)(10)	300	456

Intelsat Jackson Holdings S.A., 8.50%, 11/1/19	895	960
5.50%, 8/1/23 (1)(2)	3,225	3,160

Intelsat Luxembourg S.A., 7.75%, 6/1/21 (1)(2)	910	958
8.13%, 6/1/23 (1)(2)	440	466

Telecom Italia Capital S.A., 6.38%, 11/15/33	100	98
6.00%, 9/30/34	1,230	1,147

Telefonica Emisiones S.A.U., 7.05%, 6/20/36	975	1,180

UPCB Finance III Ltd., 6.63%, 7/1/20 (1)(2)	710	760

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (1)	520	537
5.50%, 1/15/25 (1)(2)	480	486
		12,276
Total Foreign Issuer Bonds
(Cost $72,160)		64,841

TERM LOANS – 4.3% (15)

Advertising – 0.3%

Van Wagner Communications, LLC, Replacement Term Loan, 6.25%, 8/3/18	1,907	1,928
7.25%, 8/3/18	43	44
		1,972

Auto Manufacturers – 0.2%

Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17	1,269	1,285

Chemicals – 0.1%

Axalta Coating Systems US Holdings, Inc., Refinanced Term B Loan, 4.00%, 2/1/20	491	492

Coal – 0.2%

Arch Coal, Inc., Term Loan, 6.25%, 5/16/18	731	720

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 4.3% (15) – continued

Coal – 0.2% – continued

Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	$789	$791
		1,511

Diversified Financial Services – 0.1%

International Lease Finance Corp., Loan, 3.50%, 2/26/21	450	450

Electric – 0.1%

Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 2/28/20 (16)	401	401
4.25%, 2/28/20	185	185
		586

Entertainment – 0.2%

Graton Economic Development Authority, Closing Date, Term Loan B, 9.00%, 8/22/18	580	606

Mohegan Tribal Gaming Authority, Term Loan B, 5.50%, 11/19/19	1,162	1,185
		1,791

Food – 0.7%

Milk Specialties Co., Initial Term Loan, 7.50%, 11/9/18	4,892	4,880

Healthcare – Services – 0.3%

CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21	494	498

MPH Acquisition Holdings LLC, Initial Term Loan, 4.00%, 3/31/21	1,090	1,087

United Surgical Partners International, Inc., New Tranche B Term Loan, 4.75%, 4/3/19	973	978
		2,563

Lodging – 0.3%

Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/25/20	1,542	1,544

Station Casinos LLC, B Term Loan, 4.25%, 3/1/20	747	748
		2,292

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 4.3% (15) – continued

Media – 0.4%

Clear Channel Communications, Inc., Tranche B Term Loan, 1/29/16 (16)	$102	$101
3.80%, 1/29/16	1,375	1,355

Clear Channel Communications, Inc., Tranche D Term Loan, 6.90%, 1/30/19	406	397

Clear Channel Communications, Inc., Tranche E Term Loan, 7/30/19 (16)	109	109
7.65%, 7/30/19	614	613

Univision Communications, Inc., 2013 Incremental Term Loan, 4.00%, 3/1/20	443	443
		3,018

Oil & Gas – 0.4%

Chesapeake Energy Corp., Loan, 5.75%, 12/2/17	1,708	1,745

EXCO Resources, Inc., Term Loan, 5.00%, 8/19/19	1,393	1,408
		3,153

Oil & Gas Services – 0.1%

Pinnacle Holdco Sarl, Initial Term Loan (Second Lien), 10.50%, 7/30/20	600	607

Real Estate – 0.2%

Realogy Group LLC, Initial Term B Loan 2014, 3.75%, 3/5/20	1,876	1,884

Real Estate Investment Trusts – 0.2%

Ceridian Corp., 2013 New Replacement US Term Loan, 4.40%, 5/9/17	1,356	1,361

Software – 0.1%

Ellucian, Inc. Term B-1 Loan, 4.00%, 7/19/18	370	371

First Data Corp., 2017 Second New Dollar Term Loan, 3.65%, 3/24/17	552	551
		922

Telecommunications – 0.4%

Integra Telecom Holdings, Inc., Term B Loan, 5.25%, 2/22/19	554	557

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 4.3% (15) – continued

Telecommunications – 0.4% – continued

Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 3.75%, 6/30/19	$825	$826

Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20	415	416

Level 3 Financing, Inc., Tranche B-III 2019 Term Loan, 4.00%, 8/1/19	825	826
		2,625
Total Term Loans
(Cost $31,040)		31,392

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.3%

Auto Manufacturers – 0.3%

General Motors Co.	48,824	$1,681

Commercial Services – 0.0%

United Rentals, Inc. *	2,047	194
Total Common Stocks
(Cost $1,655)		1,875

PREFERRED STOCKS – 0.6%

Banks – 0.5%

Ally Financial, Inc., (1)(9)	3,605	3,561

Home Builders – 0.0%

Hovnanian Enterprises, Inc., *	10,100	145

Real Estate Investment Trusts – 0.1%

iStar Financial, Inc.,	19,875	476

iStar Financial, Inc.,	11,500	273

iStar Financial, Inc.,	850	20
		769
Total Preferred Stocks
(Cost $3,905)		4,475

CONVERTIBLE PREFERRED STOCKS – 0.4%

Banks – 0.0%

Bank of America Corp., 7.25%	196	224

Electric – 0.1%

Dominion Resources, Inc., 6.13%	612	35

NextEra Energy, Inc., 5.89%	5,209	320
		355

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
CONVERTIBLE PREFERRED STOCKS – 0.4% – continued

Iron/Steel – 0.1%

ArcelorMittal, 6.00%	9,079	$217

Cliffs Natural Resources, Inc., 7.00%	15,339	318

		535

Pipelines – 0.0%

El Paso Energy Capital Trust I, 4.75%	6,420	328

Real Estate Investment Trusts – 0.2%

Crown Castle International Corp., 4.5%	9,063	919

Weyerhaeuser Co., 6.38%	9,165	500

		1,419
Total Convertible Preferred Stocks
(Cost $2,596)		2,861

OTHER – 0.0% (17)

Escrow GCB Dynergy Holdings	1,810,000	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (18)(19)	29,369,080	29,369
Total Investment Companies
(Cost $29,369)		29,369

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

United States Treasury Note/Bond, 0.63%, 7/15/14 (20)	$525	$526
Total Short-Term Investments
(Cost $526)		526

Total Investments – 99.0%
(Cost $695,047)		721,310

Other Assets less Liabilities – 1.0%		7,140
NET ASSETS – 100.0%		$728,450

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2014, the value of these restricted illiquid securities amounted to approximately $42,925,000 or 5.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Activision Blizzard, Inc., 5.63%, 9/15/21	9/12/13-2/20/14	$834

Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17	11/14/12-11/15/12	3,273

American Residential Services LLC/ARS Finance, Inc., 12.00%, 4/15/15	4/9/10	723

Antero Resources Finance Corp., 5.38%, 11/1/21	10/24/13	355

Arch Coal, Inc., 8.00%, 1/15/19	12/12/13	240

Axtel S.A.B. de C.V., 8.00%, 1/31/20	9/25/09-10/21/11	943

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15	4/30/10-9/13/11	1,559

Barminco Finance Pty Ltd., 9.00%, 6/1/18	5/13/13	475

Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.63%, 12/15/16	11/12/13	402

Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 6.00%, 6/15/17	12/4/13	833

BioScrip, Inc., 8.88%, 2/15/21	2/6/14-2/7/14	387

BlueLine Rental Finance Corp., 7.00%, 2/1/19	1/16/14	75

BMC Software Finance, Inc., 8.13%, 7/15/21	1/30/14-2/6/14	562

Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	2/25/14	364

CHS/Community Health Systems, Inc., 5.13%, 8/1/21	1/15/14	415

CHS/Community Health Systems, Inc., 6.88%, 2/1/22	1/15/14-3/20/14	1,831

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22	3/21/12-4/17/13	1,164

Eircom Finance Ltd., 9.25%, 5/15/20	5/9/13	391

Emeco Pty Ltd., 9.88%, 3/15/19	3/7/14	197

Emergent Biosolutions, Inc., 2.88%, 1/15/21	1/23/14	573

Enel S.p.A., 8.75%, 9/24/73	9/17/13-3/11/14	2,050

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 1/15/22	10/21/13-10/29/13	$986

Fresenius US Finance II, Inc., 4.25%, 2/1/21	2/19/14	61

GLP Capital L.P./GLP Financing II, Inc., 4.38%, 11/1/18	10/23/13-2/25/14	293

GLP Capital L.P./GLP Financing II, Inc., 4.88%, 11/1/20	10/23/13-2/19/14	1,271

GLP Capital L.P./GLP Financing II, Inc., 5.38%, 11/1/23	10/23/13	445

Harbinger Group, Inc., 7.75%, 1/15/22	1/15/14	320

HBOS PLC, 6.00%, 11/1/33	11/10/11	130

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	1/8/14-2/25/14	1,647

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	1/22/14-2/3/14	353

iGATE Corp., 4.75%, 4/15/19	3/19/14	237

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	5/21/13-8/7/13	3,137

Intelsat Luxembourg S.A., 7.75%, 6/1/21	3/20/13-11/21/13	919

Intelsat Luxembourg S.A., 8.13%, 6/1/23	3/20/13	440

Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22	3/27/14	230

Masonite International Corp. of Pre-July 2011, 8.25%, 4/15/21	1/15/14	1,098

MEG Energy Corp., 6.38%, 1/30/23	8/7/13-9/10/13	609

MEG Energy Corp., 7.00%, 3/31/24	11/1/13	35

MPH Acquisition Holdings LLC, 6.63%, 4/1/22	3/18/14	555

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22	3/28/14	425

NRG Energy, Inc., 6.25%, 7/15/22	1/10/14	1,180

Opal Acquisition, Inc., 8.88%, 12/15/21	3/25/14	40

Parker Drilling Co., 6.75%, 7/15/22	1/7/14	95

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Pioneer Energy Services Corp., 6.13%, 3/15/22	3/10/14-3/11/14	$206

PQ Corp., 8.75%, 5/1/18	11/1/12-7/11/13	2,600

Seagate HDD Cayman, 4.75%, 6/1/23	3/25/14	114

Sirius XM Holdings, Inc., 5.25%, 8/15/22	3/26/14-3/28/14	228

Societe Generale S.A., 5.00%, 1/17/24	1/14/14	1,605

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18	11/14/13-1/10/14	798

Springleaf Funding Trust, Series 2014-AA, Class C, 4.45%, 12/15/22	3/19/14	575

Sprint Corp., 7.13%, 6/15/24	12/9/13	1,095

Tenet Healthcare Corp., 5.00%, 3/1/19	3/5/14	375

Ultra Petroleum Corp., 5.75%, 12/15/18	12/6/13	285

UPCB Finance III Ltd., 6.63%, 7/1/20	2/8/13	756

Virgin Media Secured Finance PLC, 5.50%, 1/15/25	3/14/14	480

Walter Energy, Inc., 9.50%, 10/15/19	9/19/13	85

Walter Investment Management Corp., 7.88%, 12/15/21	12/12/13-2/20/14	1,262

WMG Acquisition Corp., 6.75%, 4/15/22	3/26/14-3/27/14	1,564

(3)	Principal amount is denoted in Mexican Peso.
(4)	When-Issued Security.
(5)	Principal amount is denoted in Australian Dollar.
(6)	Security is payment in-kind bond.
(7)	Principal amount is denoted in Brazilian Real.
(8)	Principal amount is denoted in Philippine Peso.
(9)	Perpetual maturity security.
(10)	Principal amount is denoted in Euro.
(11)	Issuer has defaulted on terms of debt obligation.
(12)	Principal amount is denoted in Canadian Dollar.
(13)	Principal amount is denoted in Chilean Peso.
(14)	Principal amount is denoted in Indian Rupee.
(15)	Variable rate security. Rate as of March 31, 2014 is disclosed.
(16)	Position is unsettled. Contract rate was not determined at March 31, 2014 and does not take effect until settlement date.
(17)	Security listed as “escrow” is considered to be worthless.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

(18)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the Northern Institutional Funds.
(19)	At March 31, 2013, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $23,382,000 with net purchases of approximately $5,987,000 during the fiscal year ended March 31, 2014.
(20)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2014, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
U.S. Treasury Long Bond	(60)	$7,993	Short	6/14	$(39)

At March 31, 2014, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF LONG TERM INVESTMENTS
AAA	0.6%
AA	0.1
A	1.7
BBB	2.7
BB	25.4
B	39.8
CCC or Below	23.5
Non-Rated	2.1
Cash Equivalents	4.1

Total	100.0%

*	Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. We report the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2014, the Fund’s investments were denominated in the following

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	96.9%
All other currencies less than 5%	3.1

Total	100.0%

At March 31, 2014, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Barclays	Euro	2,395	United States Dollar	3,277	4/30/14	$(22)
Barclays	United States Dollar	351	Euro	260	4/30/14	8
Barclays	United States Dollar	218	Euro	160	4/30/14	2
Barclays	United States Dollar	295	Euro	215	4/30/14	1
Barclays	United States Dollar	213	Euro	155	4/30/14	–*

Total						$(11)

*	Amount rounds to less than one thousand.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities	$–		$19,347	(1)	$–	$19,347
Convertible Bonds
Telecommunications	–		1,082		125	1,207
All Other Industries	–		26,922	(1)	–	26,922
Corporate Bonds	–		538,495	(1)	–	538,495
Foreign Issuer Bonds	–		64,841	(1)	–	64,841
Term Loans	–		31,392	(1)	–	31,392
Common Stocks	1,875	(1)	–		–	1,875
Preferred Stocks
Banks	–		3,561		–	3,561
All Other Industries	914	(1)	–		–	914
Convertible Preferred Stocks
Iron/Steel	318		217		–	535
All Other Industries	2,326	(1)	–		–	2,326
Investment Companies	29,369		–		–	29,369
Short-Term Investments	–		526	(1)	–	526
Total Investments	$34,802		$686,383		$125	$721,310

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$11	$–	$11
Liabilities
Futures Contracts	(39)	–	–	(39)
Forward Foreign
Currency Exchange
Contracts	–	(22)	–	(22)
Total Other Financial Instruments	$(39)	$(11)	$–	$(50)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2013.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/13 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s) (1)	BALANCE AS OF 3/31/14 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/14 (000s)

Convertible Bonds

Telecommunications	$64	$(6)	$–	$67	$–	$–	$–	$–	$125	$67

Foreign Issuer Bonds

Banks	3,531	(288)	(164)	17	–	(990)	–	(2,106)	–	–

Food	306	(1)	–	(78)	–	–	–	(227)	–	–

Sovereign	4,897	(241)	(66)	(458)	–	(2,301)	–	(1,831)	–	–

Total	$8,798	$(536)	$(230)	$(452)	$–	$(3,291)	$–	$(4,164)	$125	$67

(1)	The Transfers Out of Level 3, noted above, were due to the Fund receiving an evaluated price using observable inputs; quoted prices in active markets for similar securities.

The Fund valued the securities included in the balance as of 3/31/14 above using an evaluated price from a third party provider.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, investment portfolios of the Trust, all of which are diversified portfolios, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser for each of the Funds. Effective January 1, 2014, the Northern Trust Company of Connecticut (“NTCC”), a subsidiary of Northern Trust Corporation, was reorganized into NTI. Prior to January 1, 2014, NTCC and NTI served jointly as the investment advisers for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Multi-Manager Emerging Markets Debt Opportunity Fund commenced operations on December 3, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3.00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign

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MARCH 31, 2014

securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”, formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses, on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2014, the Multi-Manager Global Listed Infrastructure, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $1,720,000, $4,350,000, $955,000, $1,155,000 and $585,000, respectively. The Multi-Manager High Yield Opportunity Fund had entered into exchange-traded short futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $170,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 9.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2014, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were approximately $1,000, $1,000 and $57,000 for the fiscal year ended March 31, 2014, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate and

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MULTI-MANAGER FUNDS

MARCH 31, 2014

Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2014, for the Multi-Manager International Equity Fund. There were no redemption fees for the fiscal year or period ended March 31, 2014, for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds. Redemption fees were approximately $1,000, $1,000, $1,000 and $16,000 for the fiscal year ended March 31, 2013, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity and Multi-Manager High Yield Opportunity Funds, respectively. There were no redemption fees for the period ended March 31, 2013 for the Multi-Manager Global Listed Infrastructure Fund. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager Emerging Markets Debt Opportunity	Quarterly
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2014, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$(383)	$383	$ —
Multi-Manager Global Listed Infrastructure	(1,227)	1,227	—
Multi-Manager Global Real Estate	18,952	(18,952)	—
Multi-Manager International Equity	1,529	(1,529)	—
Multi-Manager Mid Cap	283	(4,611)	4,328
Multi-Managers Small Cap	1,355	(1,355)	—
Multi-Manager Emerging Markets Debt Opportunity	(116)	118	(2)
Multi-Manager High Yield Opportunity	773	(773)	—

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2013, through the fiscal year ended March 31, 2014, the following Funds incurred net capital losses and/or late year ordinary losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Emerging Markets Equity	$28,267
Multi-Manager Small Cap	371
Multi-Manager Emerging Markets Debt Opportunity	128

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

effective for the Funds for the fiscal year ended March 31, 2012, for the Multi-Manager Global Listed Infrastructure Fund, for the period ended March 31, 2013 and for the Multi-Manager Emerging Markets Debt Opportunity Fund, for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Multi-Manager Emerging Markets Equity	$13,183	$ —
Multi-Manager International Equity	95,905	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018
Multi-Manager International Equity	$ —		$143,680
Multi-Manager Mid Cap	3,952	*	—

*	Amount includes acquired capital loss carryovers which may be limited under current tax laws, expiring March 31, 2017.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Emerging Markets Equity	$7,406	$ —	$206,826
Multi-Manager International Equity	15,037	—	416,620
Multi-Manager Large Cap	5,621	43,690	171,392
Multi-Manager Mid Cap	19,039	62,416	234,924
Multi-Manager Small Cap	7,153	23,907	100,077
Multi-Manager Emerging Markets Debt Opportunity	571	—	1,169
Multi-Manager High Yield Opportunity	2,375	343	24,854

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2013, the Funds’ last tax period end and tax year end, respectively, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$9,310	$1,434	$57,210
Multi-Manager Global Real Estate	25,172	79,263	135,607

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The tax character of distributions paid during the fiscal year or period ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$24,600	$ —
Multi-Manager International Equity	32,100	—
Multi-Manager Large Cap	8,351	83,281
Multi-Manager Mid Cap	21,351	126,944
Multi-Manager Small Cap	7,283	54,288
Multi-Manager Emerging Markets Debt Opportunity	714	—
Multi-Manager High Yield Opportunity	48,323	13,759

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$25,499	$1
Multi-Manager International Equity	39,798	—
Multi-Manager Large Cap	19,916	95,703
Multi-Manager Mid Cap	7,000	36,554
Multi-Manager Small Cap	3,500	8,190
Multi-Manager High Yield Opportunity	46,596	6,280

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax year ended November 30, 2013 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2013 and November 30, 2012 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2013 AND NOVEMBER 30, 2012 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Listed Infrastructure (2013)	$7,807	$ —
Multi-Manager Global Real Estate (2013)	30,889	41,377
Multi-Manager Global Real Estate (2012)	11,546	42,055

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2014, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds, filed for the fiscal years ended March 31, 2011 through March 31, 2013 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Listed Infrastructure Fund’s federal tax return for the tax year ended Novembers 30, 2012 and the Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2010 through November 30, 2012 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There

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NOTES TO THE FINANCIAL STATEMENTS continued

were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year or period ended March 31, 2014.

These expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year or period ended March 31, 2014.

4. BANK BORROWINGS

The Trust has entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2014, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Emerging Markets Equity	$75,225	1.16%
Multi-Manager Global Real Estate	9,600	1.18%
Multi-Manager Large Cap	6,700	1.19%
Multi-Manager Mid Cap	3,573	1.18%
Multi-Manager Small Cap	37,700	1.19%
Multi-Manager High Yield Opportunity	25,771	1.19%

No other Fund had any borrowings or incurred any interest expense during the fiscal year or period ended March 31, 2014.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). During the fiscal year or period ended March 31, 2014, the investment adviser contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses and interest, if any) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2014, the advisory fees and contractual expense limitations for the Funds were based on the annual rates set forth in the table below.

	CONTRACTUAL RATE
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%	1.35%
Multi-Manager Global Listed Infrastructure	0.80%	0.75%	0.72%	1.00%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%	1.10%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.20	%(1)
Multi-Manager Large Cap	0.90%	0.85%	0.81%	0.90	%(1)
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.00%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.10	%(1)
Multi-Manager Emerging Markets Debt Opportunity	0.75%	0.70%	0.67%	0.93%
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS

Multi-Manager High Yield Opportunity	0.80%	0.75%	0.72%	0.90%

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MARCH 31, 2014

(1)	Prior to January 1, 2014, the Multi-Manager International Equity, Multi-Manager Large Cap and Multi-Manager Small Cap Funds’ contractual expense limitations were 1.35%, 1.10% and 1.30%, respectively.

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2014, except for Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Small Cap, and Multi-Manager Emerging Markets Debt Opportunity Funds which are expected to continue until at least July 31, 2015. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2014, Axiom International Investors, LLC, Oaktree Capital Management, L.P., PanAgora Asset Management, Inc., Pzena Investment Management LLC, and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2014, Brookfield Investment Management, Inc. and Lazard Asset Management, LLC are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2014, CBRE Clarion Securities LLC and EII Realty Securities, Inc. are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2014, Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group, LLC, Northern Cross, LLC and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2014, Delaware Management Company, Inc., Huber Capital Management, LLC, Jennison Associates, LLC and WestEnd Advisors, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2014, Geneva Capital Management Ltd., LSV Asset Management and Systematic Financial Management LP are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2014, Cardinal Capital Management LLC, Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2014, Bluebay Asset Management, LLP and Lazard Asset Management, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2014, DDJ Capital Management, LLC, Loomis, Sayles & Company, L.P., and Neuberger Berman Fixed Income, LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

The investment adviser is responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets for each of the Funds. The transfer agent fees are reflected in the Funds’ Statements of Operations.

For compensation as administrator, NTI is entitled to receive an administration fee, accrued daily and payable monthly, at the annual rate of 0.15 percent of the average daily net assets for each of the Funds. The administration fees are reflected in the Funds’ Statements of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

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NOTES TO THE FINANCIAL STATEMENTS continued

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provides a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), each Fund invests its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of each of the Funds currently is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Fund’s net expenses and net investment income ratios is included in each Fund’s Financial Highlights. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

7. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$1,159,853	$ —	$1,392,305
Multi-Manager Global Listed Infrastructure	—	935,023	—	299,539
Multi-Manager Global Real Estate	—	468,097	—	695,656
Multi-Manager International Equity	—	1,349,079	—	967,444
Multi-Manager Large Cap	—	306,086	—	638,094
Multi-Manager Mid Cap	—	681,919	—	847,117
Multi-Manager Small Cap	—	164,514	—	312,476
Multi-Manager Emerging Markets Debt Opportunity	620	109,363	614	25,683
Multi-Manager High Yield Opportunity	2,092	453,066	2,091	492,666

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

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MARCH 31, 2014

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$332,677	$(125,822)	$206,855	$1,791,278
Multi-Manager Global Listed Infrastructure	109,800	(5,459)	104,341	1,005,621
Multi-Manager Global Real Estate	162,196	(14,476)	147,720	744,872
Multi-Manager International Equity	491,617	(75,131)	416,486	2,431,683
Multi-Manager Large Cap	$176,585	$(5,193)	$171,392	$470,281
Multi-Manager Mid Cap	243,101	(8,176)	234,925	718,604
Multi-Manager Small Cap	105,353	(5,277)	100,076	289,062
Multi-Manager Emerging Markets Debt Opportunity	2,056	(641)	1,415	98,534
Multi-Manager High Yield Opportunity	38,108	(13,258)	24,850	696,460

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year or period ended March 31, 2014 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	27,524	$504,720	113	$2,105	(41,608)	$(764,301)	(13,971)	$(257,476)
Multi-Manager Global Listed Infrastructure	61,185	734,888	1,033	11,974	(3,129)	(37,427)	59,089	709,435
Multi-Manager Global Real Estate	10,613	192,138	4,922	79,017	(22,239)	(404,515)	(6,704)	(133,360)
Multi-Manager International Equity	82,844	861,308	243	2,583	(45,000)	(467,827)	38,087	396,064
Multi-Manager Large Cap	5,773	57,144	7,843	75,766	(38,250)	(382,710)	(24,634)	(249,800)
Multi-Manager Mid Cap	9,747	138,858	8,989	120,364	(20,505)	(289,237)	(1,769)	(30,015)
Multi-Manager Small Cap	3,633	41,876	4,558	50,588	(15,326)	(181,929)	(7,135)	(89,465)
Multi-Manager Emerging Markets Debt Opportunity*	10,300	103,086	27	268	(280)	(2,790)	10,047	100,564
Multi-Manager High Yield Opportunity	28,630	309,517	2,508	26,556	(33,054)	(355,911)	(1,916)	(19,838)

*	Commenced investment operations on December 3, 2013.

Transactions in capital shares for the fiscal year or period ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	42,697	$783,848	89	$1,684	(20,514)	$(371,835)	22,272	$413,697

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Global Listed Infrastructure*	29,357	$298,443	42	$428	(338)	$(3,412)	29,061	$295,459
Multi-Manager Global Real Estate	23,234	408,590	2,312	41,648	(9,663)	(175,959)	15,883	274,279
Multi-Manager International Equity	34,628	319,086	219	2,093	(54,134)	(491,972)	(19,287)	(170,793)
Multi-Manager Large Cap	12,613	117,620	10,786	92,991	(47,429)	(444,783)	(24,030)	(234,172)
Multi-Manager Mid Cap	6,518	79,181	2,591	30,887	(24,610)	(299,700)	(15,501)	(189,632)
Multi-Manager Small Cap	5,038	48,988	703	6,866	(14,270)	(138,776)	(8,529)	(82,922)
Multi-Manager High Yield Opportunity	29,152	307,624	1,401	14,975	(22,510)	(241,388)	8,043	81,211

*	Commenced investment operations on September 18, 2012.

9. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2014:

Amounts in thousands		ASSETS			LIABILITIES
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net unrealized appreciation	$85	*	Net unrealized depreciation	$ —
Multi-Manager International Equity	Equity contracts	Net unrealized appreciation	609	*	Net unrealized depreciation	—
Multi-Manager Large Cap	Equity contracts	Net unrealized appreciation	34	*	Net unrealized depreciation	—
Multi-Manager Mid Cap	Equity contracts	Net unrealized appreciation	130	*	Net unrealized depreciation	—
Multi-Manager Small Cap	Equity contracts	Net unrealized appreciation	—		Net unrealized depreciation	(12	)*
Multi-Manager Emerging Markets Debt Opportunity	Forward foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	143		Unrealized loss on forward foreign currency exchange contracts	(109)
Multi-Manager High Yield Opportunity	Interest rate contracts	Net unrealized appreciation	—		Net unrealized depreciation	(39	)*
	Forward foreign exchange contracts	Unrealized gain on forward foreign currency exchange contracts	11		Unrealized loss on forward foreign currency exchange contracts	(22)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

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MARCH 31, 2014

As of March 31, 2014, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASHCOLLATERAL RECEIVED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$66	$(46)	$—	$20
	Citibank	1	—	—	1
	HSBC	12	(12)	—	—
	JPMorgan Chase	38	(28)	—	10
	Standard Chartered Bank	25	(14)	—	11
	UBS	1	—	—	1

	Total	$143	$(100)	$—	$43

Multi-Manager High Yield Opportunity	Barclays	$11	$(11)	$—	$—

	Total	$11	$(11)	$—	$—

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND NAME	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$ (46)	$ 46	$—	$ —
	HSBC	(21)	12	—	(9)
	JPMorgan Chase	(28)	28	—	—
	Standard Chartered Bank	(14)	14	—	—

	Total	$(109)	$100	$—	$ (9)

Multi-Manager High Yield Opportunity	Barclays	$ (22)	$ 11	$—	$(11)

	Total	$ (22)	$ 11	$—	$(11)

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2014:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	$380
Multi-Manager International Equity	Equity contracts	Net realized gains (losses) on futures contracts	3,063
	Forward foreign exchange contracts	Net realized gains (losses) on forward foreign currency transactions	298
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,710
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,667
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,366
Multi-Manager Emerging Markets Debt Opportunity	Forward foreign exchange contracts	Net realized gains (losses) on forward foreign currency transactions	(11)
Multi-Manager High Yield Opportunity	Forward foreign exchange contracts	Net realized gains (losses) on forward foreign currency transactions	(75)
	Interest rate contracts	Net realized gains (losses) on futures contracts	(30)

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
FUND NAME	DERIVATIVE TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Multi-Manager Emerging Markets Equity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	$12
Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	70
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	3
Multi-Manager Global Real Estate	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	1
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	826
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(1,386)
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(81)
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(33)
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(118)
Multi-Manager Emerging Markets Debt Opportunity	Forward foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	34
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(434)
	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(39)

Volume of derivative activity for the fiscal year or period ended March 31, 2014*:

	FORWARD FOREIGN EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Multi-Manager Global Listed Infrastructure	—	$ —	300	$427
Multi-Manager International Equity	30	14,471	106	3,488
Multi-Manager Large Cap	—	—	65	3,702
Multi-Manager Mid Cap	—	—	43	5,369
Multi-Managers Small Cap	—	—	47	2,725
Multi-Manager Emerging Markets Debt Opportunity	451	153	—	—
Multi-Manager High Yield Opportunity	15	2,307	5	3,618

*	Activity during the period is measured by number of trades during the period and average notional amount for forward foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

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MULTI-MANAGER FUNDS

MARCH 31, 2014

11. LEGAL PROCEEDINGS

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy court for the Southern District of New York. The Creditor Action asserts causes of action for intentional and constructive fraudulent transfer under state law. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the Creditor Trust. The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action is deemed to apply in the Litigation Action. The Litigation Trust has indicated it also intends to file an amended complaint to cure deficiencies in its intentional fraudulent transfer claim.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York. The cases attempt to “clawback” the proceeds paid out in connection with the LBO.

The defendants have jointly moved to dismiss all of the actions filed by the individual creditors in the Niese and Deutsche Bank cases. The Committee Action was not subject to the motion to dismiss. On September 23, 2013, the District Court dismissed the individual creditors’ actions. The individual creditors filed a notice of appeal of the Court’s decision on September 30, 2013. The appeal is currently pending before the United States Court of Appeals for the Second Circuit.

The value of the proceeds received by the Multi-Manager Mid Cap Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of each Multi-Manager Fund approved a new management agreement between each Fund and the investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 108.

NORTHERN FUNDS ANNUAL REPORT	105	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Multi-Manager Funds:

We have audited the accompanying statements of assets and liabilities of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), nine separate portfolios of Northern Multi-Manager Funds (the “Trust”), including the schedules of investments, as of March 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

MULTI-MANAGER FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2014, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager Global Listed Infrastructure	27.90%
Multi-Manager Global Real Estate	11.33%
Multi-Manager International Equity	100.00%
Multi-Manager Large Cap	62.82%
Multi-Manager Mid Cap	9.99%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Emerging Markets Equity	0.22%
Multi-Manager Global Listed Infrastructure	6.91%
Multi-Manager International Equity	4.24%
Multi-Manager Large Cap	54.99%
Multi-Manager Mid Cap	9.89%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2013, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager Global Listed Infrastructure	$0.0268
Multi-Manager Global Real Estate	1.5382
Multi-Manager Large Cap	1.3156
Multi-Manager Mid Cap	1.9779
Multi-Managers Small Cap	1.7836
Multi-Manager High Yield Opportunity	0.2063

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0372	$0.2605
Multi Manager Global Listed Infrastructure	0.0123	0.1136
Multi-Manager Global Real Estate	0.0058	0.2284
Multi-Manager International Equity	0.0156	0.1398

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MULTI-MANAGER FUNDS

SHAREHOLDER MEETINGS RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of seven Trustees of Northern Multi-Manager Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	710,484,006	496,172
Edward J. Condon, Jr.	710,484,141	496,037
Mark G. Doll	710,511,137	469,041
Sandra Polk Guthman	710,434,530	545,647
Cynthia R. Plouché	710,480,417	499,760
Richard P. Strubel	710,471,122	509,056
Casey J. Sylla	710,502,147	478,030

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between each Fund and its investment adviser, to provide each Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Multi-Manager Emerging Markets Equity	102,930,438	31,854	15,813	2,266,793
Multi-Manager Global Listed Infrastructure	65,477,693	307	5,268	158,219
Multi-Manager Global Real Estate	51,112,271	40,409	16,433	1,064,006
Multi-Manager International Equity	249,779,814	153,667	60,163	2,600,812
Multi-Manager Large Cap	63,721,969	41,345	19,552	2,318,492
Multi-Manager Mid Cap	60,433,921	69,791	37,358	4,520,408
Multi-Manager Small Cap	32,744,532	24,368	6,013	618,780
Multi-Manager Emerging Markets Debt Opportunity	6,122,251	0	0	0
Multi-Manager High Yield Opportunity	63,706,776	43,378	6,943	830,325

MULTI-MANAGER FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 10/1/13 - 3/31/14 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 94 & 95), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 100), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.35%	$1,000.00	$1,025.30	$6.82
Hypothetical**	1.35%	$1,000.00	$1,018.20	$6.79

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.00%	$1,000.00	$1,136.20	$5.33
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.10%	$1,000.00	$1,032.20	$5.57
Hypothetical**	1.10%	$1,000.00	$1,019.45	$5.54

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.28%	$1,000.00	$1,050.10	$6.54
Hypothetical**	1.28%	$1,000.00	$1,018.55	$6.44

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.01%	$1,000.00	$1,107.00	$5.31
Hypothetical**	1.01%	$1,000.00	$1,019.90	$5.09

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.00%	$1,000.00	$1,103.00	$5.24
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

NORTHERN FUNDS ANNUAL REPORT	109	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES continued	MARCH 31, 2014 (UNAUDITED)

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	1.21%	$1,000.00	$1,086.20	$6.29
Hypothetical**	1.21%	$1,000.00	$1,018.90	$6.09

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY(1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.93%	$1,000.00	$1,025.40	$3.04
Hypothetical**	0.93%	$1,000.00	$1,020.29	$4.68

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.90%	$1,000.00	$1,060.30	$4.62
Hypothetical**	0.90%	$1,000.00	$1,020.44	$4.53

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense Ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Commenced investment operations on December 3, 2013. The actual expense example is based on the period since inception; the hypothetical is based on the half-year beginning of 10/1/13.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2014 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Multi-Manager Funds since 2006	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Multi-Manager Funds since 2006

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Multi-Manager Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Multi-Manager Funds since 2006	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee of Northern Multi-Manager Funds Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group; from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Richard P. Strubel Age: 74 Chair since 2008 and Trustee of Northern Multi-Manager Funds since 2006	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Multi-Manager Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Multi-Manager Funds at a meeting of the Board of Trustees of the Northern Multi-Manager Funds held on February 13, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Multi-Manager Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

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MULTI-MANAGER FUNDS

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

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MULTI-MANAGER FUNDS

APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS	MARCH 31, 2014 (UNAUDITED)

The Board of Trustees of Northern Multi-Manager Funds (“NMM Trustees”) oversees and reviews the investment performance and expenses of Northern Multi-Manager Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NMM Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NMM Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NMM Independent Trustees”) voting separately, approved the NMM Management Agreement for Northern Multi-Manager Emerging Markets Equity Fund, Global Listed Infrastructure Fund, Global Real Estate Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Small Cap Fund, High Yield Opportunity Fund and Emerging Market Debt Opportunity Fund (“Northern Multi-Manager Funds”) on February 13, 2014. The foregoing meeting is referred to below as the “NMM Contract Meeting.”

The NMM Trustees received written materials and verbal presentations relating to the NMM Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Ad Hoc Committee, which reviewed certain information pertinent to the NMM Management Agreement at its meeting. At the NMM Contract Meeting, the NMM Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NMM Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NMM Contract Meeting without employees of NTI present.

In evaluating the NMM Management Agreement at the NMM Contract Meeting, the NMM Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Northern Multi-Manager Funds. The NMM Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NMM Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Multi-Manager Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Northern Multi-Manager Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Northern Multi-Manager Funds; and (vii) policies adopted by NTI regarding compliance with the exemptive order applicable to the Northern Multi-Manager Funds, including supervision and monitoring of the sub-advisers to the Funds, and other matters.

The NMM Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NMM Management Agreement; (ii) the Northern Multi-Manager Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the total expenses (after reimbursements) borne by the Northern Multi-Manager Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Northern Multi-Manager Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Northern Multi-Manager Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Northern Multi-Manager Funds; (viii) the fees paid by the Northern Multi-Manager Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Northern Multi-Manager Funds. In evaluating the NMM Management Agreement for each of the Funds, the NMM Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NMM Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. The NMM Trustees considered in evaluating whether to approve the NMM Management Agreement, that NTI engaged sub-advisers, subject to the NMM Trustees’ approval, to manage the assets of the Northern Multi-Manager Funds. They considered that NTI provided generally investment management services to the Northern Multi-Manager Funds and also had the responsibility to oversee the sub-advisers, and to recommend their hiring, termination and replacement, subject to the NMM Trustees’ approval. The NMM Trustees discussed that NTI was also responsible for: (i) selecting each Northern Multi-Manager Fund’s investment strategies; (ii) allocating and reallocating assets among the sub-advisers consistent with each Northern Multi-Manager Fund’s investment objective and strategies; (iii) monitoring and evaluating each sub-adviser’s performance; (iv) implementing procedures relating to the sub-advisers’ compliance with the applicable Northern Multi-Manager Fund’s investment objectives, policies and restrictions; and (v) managing the cash portion of each Northern Multi-Manager Fund.

In addition, the NMM Trustees considered that NTI selected the sub-advisers to manage the Northern Multi-Manager Funds on the basis of both qualitative and quantitative analyses that assess

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APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS continued

a number of factors. They noted that NTI allocated assets to a sub-adviser selected through this process on the basis of a particular strategy assigned to it, with the goal that the investment styles of the sub-advisers for each Northern Multi-Manager Fund be complementary. Therefore, the NMM Trustees considered that the sub-advisers are chosen not only based on their performance but for their anticipated investment synergy with the other sub-advisers managing assets of the same Northern Multi-Manager Fund. The NMM Trustees also considered that the prospectuses for the Northern Multi-Manager Funds disclose NTI’s role in selecting the sub-advisers and shareholders may consider this factor in determining whether to invest in a Northern Multi-Manager Fund. The NMM Trustees also considered that at the time of the NMM Contract Meeting, NTI supervised 31 sub-advisers. The NMM Trustees took into account NTI’s expertise in managing multi-manager strategies and its investments in the multi-manager business.

The NMM Trustees also considered the non-advisory services that are provided to the Northern Multi-Manager Funds by NTI and its affiliates. These services include acting as the Northern Multi-Manager Funds’ custodian, transfer agent and administrator. The NMM Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Northern Multi-Manager Funds. The NMM Trustees believed that NTI had made significant commitments to address regulatory compliance requirements applicable to the Northern Multi-Manager Funds. In this regard, they noted that NTI’s staff conducted thorough operational and compliance due diligence on prospective and existing sub-advisers. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NMM Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Northern Multi-Manager Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Northern Multi-Manager Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Northern Multi-Manager Funds. The NMM Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Northern Multi-Manager Funds and was able to provide quality services to the Funds.

Performance

The NMM Trustees considered the investment performance of the Northern Multi-Manager Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Northern Multi-Manager Funds that had been in existence for the applicable periods, the NMM Trustees received information on their investment performance for one, two, three, four and five years, and since inception as well as performance for the most recent quarter and year-to-date. The NMM Trustees compared the investment performance of the Northern Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NMM Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NMM Trustees placed more emphasis on more recent performance for the Northern Multi-Manager High Yield Opportunity Fund and Northern Multi-Manager Small Cap Fund, which were subject to in-depth performance reviews. They noted that the in-depth performance reviews had assisted them in evaluating performance issues with respect to these two Funds. The NMM Trustees did not consider the performance information for the Multi-Manager Emerging Markets Debt Opportunity Fund, which was recently launched and had less than one year of performance information.

The NMM Trustees took in account NTI’s explanations for the performance rankings and comparisons. They also considered NTI’s continual monitoring of sub-advisers and their performance during the year, which included on site due diligence visits and meetings. They noted that NTI had replaced sub-advisers who were not performing as expected. The NMM Trustees believed that NTI was appropriately monitoring the underperforming Northern Multi-Manager Funds. The NMM Trustees concluded based on the information received, that NTI was devoting appropriate resources to improving the Northern Multi-Manager Funds’ performance and correcting under-performance.

Fee Rates, Cost of Services and Profitability

The NMM Trustees also evaluated the Multi-Manager Funds’ contractual Management Fee rates; the Northern Multi-Manager Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Northern Multi-Manager Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. The NMM Trustees considered that the proposed Management Fees for the Northern Multi-Manager Funds would be, in all cases, lower than the current combined advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would be lower, but that net expenses paid by the shareholders would be the same as under the current advisory and administration agreements, except as discussed below. In this regard the NMM Trustees took into account that NTI was reducing its contractual Management Fees and also reducing its expense reimbursements to the Northern Multi-Manager Funds, but would be increasing its expense reimbursement to the Northern

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MARCH 31, 2014 (UNAUDITED)

Multi-Manager Large Cap Fund, Northern Multi-Manager Small Cap Fund and Northern Multi-Manager International Equity Fund, which would result in each of these Funds having lower net expense ratios. The NMM Trustees also considered that, for those Northern Multi-Manager Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Northern Multi-Manager Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Multi-Manager Funds’ exemptive order.

The NMM Trustees also considered NTI’s proposal that the proposed breakpoints on Management Fees for the Multi-Manager Emerging Markets Debt Opportunity Fund be increased over the current advisory fee breakpoints. In that regard, the NMM Trustees considered that the proposed breakpoints would be consistent with the other fixed income funds in the Northern mutual funds complex as well as industry competitors. They also considered that the Multi-Manager Emerging Markets Debt Opportunity Fund’s Management Fees at the new breakpoints would be less than the current advisory and administration fees at the same breakpoints.

The NMM Trustees reviewed information on the proposed Management Fee rates under the NMM Management Agreement and the Northern Multi-Manager Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Northern Multi-Manager Funds’ fee rates and total operating expense ratios were prepared by Lipper. The NMM Trustees considered that each of the Northern Multi-Manager Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median, although the contractual Management Fees were above their respective Lipper peer group median for most of the Funds.

The NMM Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for the Northern Multi-Manager Global Listed Infrastructure Fund, Northern Multi-Manager Global Real Estate Fund and Northern Multi-Manager Emerging Markets Debt Opportunity Fund. For Northern Multi-Manager Funds where there were applicable comparisons, the NMM Trustees considered the difference in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NMM Trustees in evaluating the reasonableness of the investment advisory fees paid by the Northern Multi-Manager Funds.

In addition, the NMM Trustees considered the amount of assets in the Northern Multi-Manager Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Northern Multi-Manager Fund-by-Fund basis. It was noted that NTI had presented profitability information to the NMM Trustees on a quarterly basis on a Fund-by-Fund basis as well as reports showing the expected impact on profitability by the addition of proposed sub-advisers, as required by the Multi-Manager Funds’ exemptive order. The NMM Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Multi-Manager Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NMM Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of advisory agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NMM Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NMM Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NMM Trustees considered NTI’s view that the Northern Multi-Manager Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s continued contractual expense reimbursements that limit the expenses for the Funds to specific levels. In addition, the NMM Trustees considered that each Northern Multi-Manager Fund would be subject to breakpoints on its Management Fees, thus ensuring that as a Multi-Manager Fund’s assets grew, its shareholders would receive reduced fee rates. The NMM Trustees also noted the reduced expense caps on three of the Northern Multi-Manager Funds as discussed above.

Other Benefits to NTI

The NMM Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Northern Multi-Manager Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The NMM Trustees also considered that many of the Northern Multi-Manager Funds’ shareholders had other client relationships with NTI and its affiliates. In addition, the NMM Trustees considered that the scale of the Northern Multi-Manager Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients.

After deliberation, the NMM Trustees concluded at the NMM Contract Meeting with respect to all of the Northern Multi-Manager Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Northern Multi-Manager Funds’ asset levels, and that the NMM Management Agreement should be approved.

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APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS continued

Approval of Sub-Advisory Agreements

At a telephonic meeting held on October 21, 2013 (the “October Meeting”), the NMM Trustees, including a majority of the NMM Independent Trustees voting separately, considered and approved an interim sub-advisory agreement between NTI and The Northern Trust Company of Connecticut (together, the “Investment Adviser”) and PanAgora Asset Management, Inc. (“PanAgora”) on behalf of the Multi-Manager Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) as a result of a change of control of PanAgora due to the unexpected death of a controlling shareholder of PanAgora’s ultimate parent company (“PanAgora Change of Control”). The sub-advisory agreement then in effect between the Investment Adviser and PanAgora (“Old PanAgora Agreement”) terminated under the Investment Company Act of 1940 (the “1940 Act”) upon the PanAgora Change of Control.

At a meeting held on November 21-22, 2013 (the “November Meeting”), the NMM Trustees, including a majority of the NMM Independent Trustees voting separately, considered and approved a new sub-advisory agreement for PanAgora (the “New PanAgora Agreement”). The NMM Trustees, including a majority of the NMM Independent Trustees voting separately, also considered and approved a new sub-advisory agreement (the “New Cardinal Agreement”) for Cardinal Capital Management, LLC (“Cardinal”) on behalf of the Multi-Manager Small Cap Equity Fund (the “Small Cap Equity Fund”) as a result of a pending change of control of Cardinal, and a revised sub-advisory agreement (the “Revised Blue Bay Agreement”) for BlueBay Asset Management (“BlueBay” and together with PanAgora and Cardinal, the “Sub-Advisers”) on behalf of the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Emerging Markets Debt Opportunity Fund” and together with the Emerging Market Equity Fund and Small Cap Equity Fund, the “Funds”). The sub-advisory agreement then in effect between Cardinal and the Investment Adviser (“Old Cardinal Agreement”) would terminate under the 1940 Act upon a change of control as a result of the retirement of Cardinal’s managing partner effective January 1, 2014. The sub-advisory agreement then in effect with BlueBay (the “Old BlueBay Agreement”) was revised to correct the fee schedule contained in the Old BlueBay Agreement. The Old PanAgora Agreement, Old Cardinal Agreement and Old BlueBay Agreement are referred to as the “Old Agreements”).

At the November meeting (and the October meeting in the case of PanAgora), the NMM Trustees reviewed information and written materials from the Investment Adviser and Sub-Advisers regarding (i) the nature and quality of the investment advisory services provided by the Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the Sub-Advisers’ investment strategies and style of investing; (iii) the Sub-Advisers’ performance history with respect to the applicable Fund; (iv) the Trust’s Chief Compliance Officer’s evaluations of each Sub-Adviser’s compliance policies and procedures; and (v) the terms of the sub-advisory agreements.

In addition, they considered that they had re-approved the Old PanAgora Agreement and Old Cardinal Agreement and approved the Old BlueBay Agreement on May 15-16, 2013 (the “May Board Meeting”). The NMM Trustees relied heavily on their consideration of these Agreements at the May Board Meeting because the terms of these Agreements had essentially remained the same, except the fee schedule in the case of BlueBay. The NMM Trustees considered that they had been provided at that time with information regarding the nature and quality of the Sub-Advisers’ services, including their performance (which had been updated), the Sub-Advisers’ investment advisory fees, each Fund’s expenses in relation to peers, and information with regard to Sub-Advisers’ compliance programs. The NMM Trustees also reviewed the Investment Adviser’s current allocations of assets among each Sub-Adviser and the other sub-advisers’ to the applicable Fund. In evaluating the New Agreements, the NMM Trustees also generally relied upon their knowledge of the Sub-Advisers and their services resulting from their meetings and interactions with management.

In connection with the approvals of the interim sub-advisory agreement with PanAgora at the October Meeting and the Sub-Advisory Agreements at the November Meeting, the NMM Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the NMM Trustees relied upon the recommendations and evaluations of the Investment Adviser with respect to each of the Sub-Advisers.

Nature, Extent and Quality of Services

The NMM Trustees considered the information provided by the Investment Adviser with respect to each Sub-Adviser’s qualifications and experience in managing the type of strategies for which it was engaged in connection with the applicable Fund. The NMM Trustees also considered the Chief Compliance Officer’s evaluation of each Sub-Adviser’s compliance program and the Investment Adviser’s representation that the compliance program, investment program, processes, systems and policies and procedures had not materially changed, and the expectation that they would not change materially in the case of the change of controls of PanAgora and Cardinal. The NMM Trustees also considered in the case of Cardinal, the experience of the remaining portfolio managers. The NMM Trustees concluded that each Sub-Adviser had provided, and was able to continue to provide, quality services to the applicable Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the NMM Trustees considered that the Sub-Advisers were each paid by the Investment Adviser out of its advisory fees and not by the applicable Multi-

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MULTI-MANAGER FUNDS

MARCH 31, 2014 (UNAUDITED)

Manager Funds. The NMM Trustees also believed, based on representations of Northern, that each sub-advisory agreement had been negotiated at arms’-length among the Investment Adviser and each Sub-Adviser, and contained substantially the same terms and conditions as the Old Agreements that were recently approved by the Board, except the fee schedule in the case of BlueBay. Standard fee schedules for PanAgora, Cardinal and BlueBay were presented at the May Board Meeting at which the Old Agreements were approved. Finally, the NMM Trustees also considered NTI’s representations that the fees to be paid to the Sub-Advisers were reasonable in light of the existing and anticipated quality of the services to be performed by them.

It was noted that the Investment Adviser had presented quarterly profitability reports to the Board on a Fund-by-Fund basis, as required by the Funds’ exemptive order. The NMM Trustees did not consider the Sub-Advisers’ projected profitability as they did not consider it to be particularly relevant because the Investment Adviser would be paying the Sub-Advisers out of its advisory fees. The NMM Trustees therefore believed that the Investment Adviser has an incentive to negotiate the lowest possible sub-advisory fees.

With respect to performance, the NMM Trustees reviewed information showing each Sub-Adviser’s performance since their engagement to assets of the applicable Fund.

Economies of Scale

The NMM Trustees considered information prepared by Northern that showed that the levels of aggregate sub-advisory fee rates decreased as the Funds’ assets increased. However, the NMM Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that the Investment Adviser pays the Sub-Advisers out of its advisory fees. The NMM Trustees had considered the economies of scale that were passed from the Investment Adviser to each Fund in their approval of the investment advisory agreement for each applicable Fund at the May Board Meeting.

Other Benefits

The NMM Trustees considered the other benefits to be derived by the Sub-Advisers from their relationship with the Funds. These benefits included in certain cases research and other benefits in connection with brokerage commissions paid by the Funds. The NMM Trustees also considered other relationships that the Sub-Advisers may have with the Investment Adviser, including sub-advisory or custodial relationships.

Based on the NMM Trustees’ deliberations and the recommendations by the Investment Adviser, the NMM Trustees concluded that the fees to be paid to each Sub-Adviser were reasonable in light of the services to be provided by them and that the interim sub-advisory agreement with PanAgora, New PanAgora Agreement, New Cardinal Agreement and Revised BlueBay Agreement should be approved.

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MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS DEBT OPPORTUNITY FUND1,3,4,6,9

EMERGING MARKETS EQUITY FUND1,2,4,5

GLOBAL LISTED INFRASTRUCTURE FUND1,2,4,5,7,9

GLOBAL REAL ESTATE FUND2,4,10

HIGH YIELD OPPORTUNITY FUND3,6

INTERNATIONAL EQUITY FUND1,2,4

LARGE CAP FUND2

MID CAP FUND2,8

SMALL CAP FUND2,11

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

9 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

10 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND

8	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TAX INFORMATION

16	SHAREHOLDER MEETING RESULTS

17	FUND EXPENSES

18	TRUSTEES AND OFFICERS

23	APPROVAL OF MANAGEMENT AGREEMENT

26	BENCHMARK INFORMATION

27	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Global Tactical Asset Allocation Fund prospectus, which contains complete information about Northern Global Tactical Asset Allocation Fund’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value (NAV) assuming reinvestment of all dividends and distributions.

Performance of the Fund is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the Northern Global Tactical Asset Allocation Fund’s performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Northern Global Tactical Asset Allocation Fund in the future. These statements are based on Northern Global Tactical Asset Allocation Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Global Tactical Asset Allocation Fund management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2014, global markets continued to be driven by narratives of monetary normalization and economic recovery. While progress on both fronts varied by region, the resumption of “organic” growth generally moved closer. Communication from central banks also varied as they worked to adjust stimulus programs and guidance to fit changing growth and inflation dynamics. Asset returns slumped early in the period when former Federal Reserve Chairman Bernanke’s initial comments about tapering bond purchases caused global rates to spike higher. However, for the most part central bank efforts were embraced by investors, and this was reflected in risk asset prices.

The United States has pursued the most aggressive monetary stimulus, producing a strong and balanced expansion marked by low inflation and favorable corporate earnings. These successes have allowed the Federal Reserve to begin tapering its bond-buying program. Other developed economies were slower to act and took less aggressive actions. Not surprisingly, their economic growth statistics have been less favorable. Generally, risk assets performed well over the period, with U.S. markets handily outperforming both developed and emerging overseas regions. High yield produced strong results, as did listed infrastructure. Inflation-protected U.S. Treasuries declined moderately. Gold fell sharply as the need to hedge extreme downside risks was seen to have abated.

The Global Tactical Asset Allocation Fund returned 8.96% during the reporting period, lagging the 9.75% return of its blended benchmark, the Asset Allocation Blend Index (Blend Index). The Fund’s allocation mix was changed only modestly during the period. Relative to its strategic norms, the Fund started the period overweight in equities and real assets and underweight in fixed income and cash. At period end, this positioning was still in place, although a number of adjustments had been made within each grouping. Early in the period, the Fund increased its weighting to non-U.S. developed market equities and eliminated its position in gold. Late in the period, the Fund pared back its exposure to emerging equities and added to listed infrastructure. The Fund’s current asset composition anticipates a gradually improving global economy and the eventual, successful removal of central bank stimulus as the primary driver of financial asset returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2014
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL TACTICAL ASSET ALLOCATION	8.96%	12.45%	5.15%	6.55%
BLEND INDEX	9.75	12.81	6.33	7.00

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Information about Benchmarks and Investment Considerations can be found on page 26 and page 27.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio composition is subject to change.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blend Index consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

PORTFOLIO MANAGERS

PETER J. FLOOD With Northern Trust since 1979
DANIEL J. PHILLIPS With Northern Trust since 2005

FUND FACTS (as of 3/31/14)

TICKER SYMBOL	BBALX
INCEPTION DATE	7/1/93
NET ASSETS	$82 MILLION
NET ASSET VALUE	$12.20
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.26%
NET EXPENSE RATIO(1)	0.60%

(1)	The expense ratios presented are based on the expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights.

*	Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2014

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments, at cost(1)	$72,991
Investments, at value(2)	$81,579
Interest income receivable	18
Receivable for fund shares sold	31
Receivable from investment adviser	7
Prepaid and other assets	1
Total Assets	81,636
LIABILITIES:
Payable to affiliates:
Investment advisory fees	2
Administration fees	2
Custody and accounting fees	3
Shareholder servicing fees	3
Transfer agent fees	2
Trustee fees	3
Accrued other liabilities	30
Total Liabilities	45
Net Assets	$81,591
ANALYSIS OF NET ASSETS:
Capital stock	$76,690
Accumulated undistributed net investment income	11
Accumulated undistributed net realized loss	(3,698)
Net unrealized appreciation	8,588
Net Assets	$81,591
Shares Outstanding ($.0001 par value, unlimited shares authorized):	6,690
Net Asset Value, Redemption and Offering Price Per Share:	$12.20

(1)	Amount includes cost of $72,991 in affiliated funds.
(2)	Amount includes value of $81,579 in affiliated funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2014

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income(1)	$1,503
Total Investment Income	1,503
EXPENSES:
Investment advisory fees	184
Administration fees	110
Custody fees	24
Accounting fees	27
Transfer agent fees	74
Registration fees	24
Printing fees	43
Audit fees	18
Legal fees	17
Shareholder servicing fees	11
Trustee fees	10
Other	11
Total Expenses	553
Less waivers of investment advisory fees	(74)
Less expenses reimbursed by investment adviser	(293)
Net Expenses	186
Net Investment Income	1,317
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on investments(2)	310
Net change in unrealized appreciation on investments(3)	4,737
Net Gains	5,047
Net Increase in Net Assets Resulting from Operations	$6,364

(1)	Amount includes dividend income from affiliated funds of $1,503.
(2)	Amount includes net realized gains from affiliated funds of $300, which includes capital gain distributions from affiliated funds of $201.
(3)	Amount includes net change in unrealized appreciation from affiliated funds of $4,737.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013
OPERATIONS:
Net investment income	$1,317	$971
Net realized gains	310	2,382
Net change in unrealized appreciation	4,737	1,619
Net Increase in Net Assets Resulting from Operations	6,364	4,972
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from Shares/Class A share transactions	12,557	24,824
Net Increase in Net Assets Resulting from Capital Share Transactions	12,557	24,824
DISTRIBUTIONS TO SHARES/CLASS A SHAREHOLDERS:
From net investment income	(1,367)	(953)
Total Distributions to Shares/Class A shareholders	(1,367)	(953)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
Total Increase in Net Assets	17,554	28,843
NET ASSETS:
Beginning of year	64,037	35,194
End of year	$81,591	$64,037
Accumulated Undistributed Net Investment Income	$11	$61

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	SHARES/CLASS A SHARES
Selected per share data	YEAR ENDED MARCH 31, 2014		YEAR ENDED MARCH 31, 2013		FOUR MONTHS ENDED MARCH 31, 2012		YEAR ENDED NOV. 30, 2011		YEAR ENDED NOV. 30, 2010(1)		YEAR ENDED NOV. 30, 2009(1)
Net Asset Value, Beginning of Period	$11.40		$10.61		$9.97		$9.80		$9.33		$7.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.21		0.10		0.24	(2)	0.23		0.41
Net realized and unrealized gains	0.81		0.79		0.63		0.19		0.47		1.34
Total from Investment Operations	1.01		1.00		0.73		0.43		0.70		1.75
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.21)		(0.09)		(0.26)		(0.23)		(0.23)
Total Distributions Paid	(0.21)		(0.21)		(0.09)		(0.26)		(0.23)		(0.23)
Net Asset Value, End of Period	$12.20		$11.40		$10.61		$9.97		$9.80		$9.33
Total Return(3)	8.96%		9.60%		7.42%		4.37%		7.66%		22.77%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$81,591		$64,037		$35,194		$26,373		$13,518		$20,708
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.25	%(5)(6)	0.25	%(5)(6)	0.26	%(5)(6)	0.25	%(5)(6)	0.25	%(6)	0.24	%(6)
Expenses, before waivers, reimbursements and credits	0.75	%(6)	0.91	%(6)	1.01	%(6)	1.50	%(6)	1.03	%(6)	0.99	%(6)
Net investment income, net of waivers, reimbursements and credits	1.79	%(5)	2.02	%(5)	3.12	%(5)	2.58	%(2)(5)	2.49%		4.88%
Net investment income, before waivers, reimbursements and credits	1.29%		1.36%		2.37%		1.33	%(2)	1.71%		4.13%
Portfolio Turnover Rate	23.95%		73.25%		14.46%		76.63%		87.17%		126.86%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, March 31, 2013, the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

*	As of the close of business August 1, 2011, the assets and liabilities of the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds, were transferred to the Fund pursuant to a plan of reorganization approved by the Predecessor Fund’s Board of Trustees on February 17, 2011 (the “Reorganization”). Prior to the Reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including August 1, 2011 relates to the Predecessor Fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2014

	NUMBER OF SHARES	VALUE (000s)
FUND ALLOCATION – INVESTMENT COMPANIES – 100.0%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	128,431	$3,209

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	256,882	16,348

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	97,412	4,978

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	46,724	1,638

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	274,541	22,477

FlexShares STOXX Global Broad Infrastructure Index Fund (1)	56,382	2,435

Northern Funds – Bond Index Fund (1)	805,474	8,490

Northern Funds – Global Real Estate Index Fund (1)	257,942	2,422

Northern Funds – High Yield Fixed Income Fund (1)	1,385,657	10,545

Northern Funds – Short Bond Fund (1)	444,631	8,501

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	535,790	536
Total Investment Companies
(Cost $72,991)		81,579

Total Investments – 100.0%
(Cost $72,991)		81,579

Other Assets less Liabilities – 0.0%		12
NET ASSETS – 100.0%		$81,591

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, the Northern Institutional Funds and FlexShares Trust.

NF – Northern Funds

NIF – Northern Institutional Funds

TIPS – Treasury Inflation Protected Securities

Percentages shown are based on Net Assets. The classifications shown on the Schedule of investments and in the tables herein are unaudited.

At March 31, 2014, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	27.6%	FlexShares Morningstar U.S. Market Factor Tilt Index
Non U.S. Equity – Developed	20.0	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index
Non U.S. Equity – Emerging	6.1	FlexShares Morningstar Emerging Markets Factor Tilt Index
Global Real Estate	3.0	NF Global Real Estate Index
U.S. Bonds – High Yield	12.9	NF High Yield Fixed Income
U.S. Bonds – Intermediate	10.4	NF Bond Index
U.S. Bonds – Inflation Protected	3.9	FlexShares iBoxx 5-Year Target Duration TIPS Index
U.S. Bonds – Short	10.4	NF Short Bond
Global Infrastructure	3.0	FlexShares STOXX Global Broad Infrastructure Index
Global Natural Resources	2.0	FlexShares Morningstar Global
Cash	0.7	Upstream Natural Resources Index NIF Diversified Assets
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2014:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$81,579	$–	$–	$81,579

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2013.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 48 funds as of March 31, 2014, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) to which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Fund’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “Asset Management PVC,” formerly NTGI PVC) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2014

valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

D) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2014, the Fund did not have any such reclassifications.

E) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Fund for the four month period ended March 31, 2012. Consequently, capital losses incurred by the Fund in taxable years beginning with the taxable period ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Fund in taxable years beginning before the taxable period ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable period ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2014, the capital loss carryforward for U.S. federal income tax purposes and its year of expiration was as follows:

Amounts in thousands	MARCH 31, 2017
Global Tactical Asset Allocation	$3,511

The Fund may offset future capital gains with this capital loss carryforward.

At March 31, 2014, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Tactical Asset Allocation	$13	$ —	$8,402

*	Ordinary income includes short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$1,367	$ —

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2013, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$953	$ —

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the fiscal year ended November 30, 2011, the four month period ended March 31, 2012 and the fiscal year ended March 31, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. These expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2014. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2014.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 29, 2012, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 22, 2013, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 25, 2013 and will expire on November 24, 2014, unless renewed.

At March 31, 2014, the Fund did not have any outstanding borrowings.

When utilized, the average dollar amount of the borrowings and the weighted average interest rate for the fiscal year ended March 31, 2014 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Tactical Asset Allocation	$200	1.18%

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate set forth in the following table (expressed as a percentage of the Fund’s average daily net assets). For the fiscal year ended March 31, 2014, the investment adviser contractually agreed to waive a portion of the advisory fees as shown in the accompanying Statement of Operations. The annual advisory fees and contractual waiver rates expressed as a percentage of average daily net assets for the fiscal year ended March 31, 2014, were as follows:

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

NTI has also contractually agreed to reimburse certain expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2014

the Board of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses and interest, if any) so that after such reimbursement the total annual net fund operating expenses of the Fund will not exceed 0.25 percent of the average daily net assets outstanding for the Fund. NTI will first reimburse advisory fees payable and then reimburse other operating expenses of the Fund to the extent the amount of difference between the Fund’s operating expenses and the expense limit exceeds the advisory fees payable by the Fund. The advisory fees waived under this agreement are included in Less waivers of investment advisory fees as a reduction to Total Expenses on the Statement of Operations. The expenses reimbursed under this agreement are included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses on the Statement of Operations. The contractual waiver and reimbursement arrangements are expected to continue until at least July 31, 2014. The contractual waiver and reimbursement arrangements will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.
As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Fund. Transfer agent fees are reflected on the Statement of Operations.

For compensation as administrator, NTI is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of the Fund’s average daily net assets. Administration fees are reflected on the Statement of Operations.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Amounts deferred are included in Trustee fees on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-DIVERSIFIED ASSETS PORTFOLIO

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund invests its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of the money market fund’s operating expenses. These operating expenses include the advisory, administration, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The Fund currently invests its uninvested cash in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, the investment adviser will reimburse the Fund for advisory fees otherwise payable by the Fund on any assets invested in the Northern Institutional Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights. The exemptive order requires the Fund’s Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$ —	$29,645	$ —	$17,522

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2014, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION		NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$8,792		$(391)	$8,401	$73,178

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	2,270	$26,574	93	$1,088	(1,291)	$(15,105)	1,072	$12,557

Transactions in capital shares for the fiscal year ended March 31, 2013, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	3,026	$32,635	72	$771	(796)	$(8,582)	2,302	$24,824

9. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$3,208	$1,060	$869	$(21)	$6	$3,209
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	6,360	9,368	1,274	101	183	16,348
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	8,372	3,346	6,262	(348)	59	4,978
FlexShares Morningstar Global Upstream Natural Resources Index Fund	3,192	826	2,242	(101)	32	1,638
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	18,059	3,078	2,809	283	218	22,477
FlexShares STOXX Global Broad Infrastructure Index Fund	—	2,387	—	—	12	2,435
Northern Funds — Bond Index Fund	6,703	2,795	789	(19)	207	8,490
Northern Funds — Global Real Estate Index Fund	3,189	1,142	1,790	192	84	2,422
Northern Funds — High Yield Fixed Income Fund	8,298	3,120	820	214	585	10,545
Northern Funds — Short Bond Fund	6,703	2,522	668	(1)	117	8,501
Northern Institutional Funds — Diversified Assets Portfolio	494	18,281	18,239	—	—	536
	$64,578	$47,925	$35,762	$300	$1,503	$81,579

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2014

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued. There are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than the item noted below.

A Special Joint Meeting of shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014. At the meeting, shareholders of the Fund approved a new management agreement between the Fund and its investment adviser, to provide the Fund with investment advisory and administration services under a single agreement and fee structure. The annual rates for the new management fees are disclosed in the proxy statement. See “Shareholder Meeting Results” below on page 16.

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended, the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the periods ended prior to November 30, 2011 were audited by other auditors whose report, dated January 24, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended, the period from December 1, 2011 to March 31, 2012 and for the year ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2014

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2014 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year ended March 31, 2014 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Fund	16.90%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2013:

FUND	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Fund	32.24%

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

SHAREHOLDER MEETING RESULTS	MARCH 31, 2014 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds, including the Northern Multi-Manager Funds, and Northern Institutional Funds was held on May 19, 2014, at the office of Northern Trust Investments, Inc. 50 South LaSalle Street, Chicago, Illinois. At the meeting the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1.	Election of nine Trustees of Northern Funds

NOMINEE	AFFIRMATIVE	WITHHELD
William L. Bax	16,123,676,354	84,106,065
Edward J. Condon, Jr.	16,127,563,265	80,219,154
Mark G. Doll	16,128,157,353	79,625,066
Sandra Polk Guthman	16,122,618,125	85,164,294
Cynthia R. Plouché	16,124,728,401	83,054,018
Stephen N. Potter	16,132,017,275	75,765,144
Mary Jacobs Skinner	16,129,747,417	78,035,002
Richard P. Strubel	16,126,864,893	80,917,526
Casey J. Sylla	16,128,132,320	79,650,099

2.	To approve a new management agreement, included with the Proxy Statement for the Meeting, between the Fund and its investment adviser, to provide the Fund with investment advisory and administration services under a single agreement and fee structure.

FUND	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Global Tactical Asset Allocation	3,368,626	50,295	206,001	1,949,331

3.	To approve a change to the fundamental investment objectives of the Fund to non-fundamental, which would permit the Trustees of the Trust, instead of shareholders, to approve a change in the objective.

The Fund adjourned the meeting with respect to this proposal.

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2014 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/13 - 3/31/14” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/13	ENDING ACCOUNT VALUE 3/31/14	EXPENSES PAID* 10/1/13 - 3/31/14
Actual	0.25%	$1,000.00	$1,060.60	$1.28
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 70 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	56

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	56

Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum since 1995;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

		• None	56

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2014 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 70 Vice Chair since 2014 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	56

Cynthia R. Plouché(5) Trustee Nominee Age: 57	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered investment company — 36 portfolios)	56

Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	47

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000	• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007; • President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.	• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(6)	56

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)	56

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Ms. Skinner oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	Ms. Plouché was nominated as a Trustee of Northern Funds at a meeting of the Board of Trustees of Northern Funds held on February 14, 2014. Ms. Plouché’s nomination is subject to a vote of Northern Funds shareholders at a special meeting to be held on May 19, 2014.

(6)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

INTERESTED TRUSTEE
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 57 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • Executive Vice President of Northern Trust Corporation since October 2003; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from 2009 to 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	47

(1)	Mr. Potter may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 56 portfolios — 48 portfolios of the Trust, including 9 portfolios of Northern Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter oversees 47 portfolios in the complex — 39 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2014 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007.

Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

APPROVAL OF MANAGEMENT AGREEMENT	MARCH 31, 2014 (UNAUDITED)

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for Northern Funds, including The Global Tactical Asset Allocation Fund (the “Fund”) on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Fund. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Fund in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Fund; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Fund; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Fund’s investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Fund’s total expenses (after reimbursements) borne by the Fund in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Fund compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Fund and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Fund; (viii) the fees paid by the Fund to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Fund. In evaluating the NF Management Agreement for the Fund, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Fund by NTI and its affiliates. These services include acting as the Fund’s administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Fund. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Fund’s service providers and the continued active involvement of internal audit in reviewing operations related to the Fund. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Fund. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Fund. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Fund and was able to provide quality services to the Fund.

Performance

The NF Trustees considered the investment performance of the Fund. They first considered whether the Fund had operated within its investment objectives, as well as its compliance with its investment restrictions. The NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

APPROVAL OF MANAGEMENT AGREEMENT continued	MARCH 31, 2014 (UNAUDITED)

and year-to-date. The NF Trustees compared the investment performance of the Fund to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. The NF Trustees concluded based on the information received, that the Fund’s performance was satisfactory.

Fees, Profitability and Costs

The NF Trustees also evaluated the Fund’s contractual Management Fee rates; the Fund’s total operating expense ratio; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Fund; and whether a consistent methodology was in place in determining the fees and expenses of the Fund. In this regard, the NF Trustees considered that the proposed Management Fees for the Fund would be lower than the current combined contractual advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. The NF Trustees also considered that, in connection with Fund assets swept into an affiliated money market fund, NTI was rebating back to the Fund all of the advisory fees that were not waived by NTI on the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rate under the NF Management Agreement and the Fund’s total operating expense ratio compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Fund’s Management Fee rate and total operating expense ratios were prepared by Lipper. The NF Trustees considered that the Fund’s total operating expense ratio after reimbursement of expenses was below its Lipper peer objective median.

The NF Trustees did not review information comparing the Fund’s proposed Management Fee rate to the fee rates charged by NTI to similarly managed, private institutional accounts, as there are no similar institutional accounts.

In addition, the NF Trustees considered the amount of assets in the Fund; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship with the Fund. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Fund may be sharing in economies of scale through the level at which the Fund’s Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Fund to specific levels. In addition, the NF Trustees considered that the Fund would be subject to breakpoints on its Management Fees.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Fund. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Fund’s shareholders had other client relationships with The Northern Trust Company. In addition, the NF Trustees considered that the scale of the Fund provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Fund, benefited from receipt of the research products and services generated by the Northern Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to the Fund that the Management Fees to be paid by the Fund were reasonable in light of the services provided by NTI, its costs and the Fund’s asset levels, and that the NF Management Agreement should be approved.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

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NORTHERN FUNDS ANNUAL REPORT	25	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blend Index (Blend Index) consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index. It is not possible to invest directly in an index.

Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate, taxable, investment-grade fixed income securities with remaining maturities of one year and longer.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid cap securities in the global developed and emerging markets.

GLOBAL TACTICAL ASSET ALLOCATION FUND	26	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4

1 Asset Allocation Risk: The selection by the Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

NORTHERN FUNDS ANNUAL REPORT	27	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Northern Funds’ Board of Trustees and Northern Multi-Manager Funds’ Board of Trustees have each determined that the Board of Trustees has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2014					2013(7)
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$787,200		$0	N/A		$810,160		$0	N/A

(b) Audit-Related Fees	$165,460	(1)	$0	$135,000	(3)	$161,590	(1)	$0	$136,000	(3)

(c) Tax Fees	$137,280	(2)	$0	$534,000	(4)	$145,860	(2)	$0	$1,091,000	(4)

(d) All Other Fees	$0		$0	$1,600,000	(5)	$0		$0	$706,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to internal audit services, Sustainability Assurance, Hedge Fund Services compliance monitoring system, and other consulting services.
(6)	Amounts relate to UK client asset rules training, UK Compliance review, and Manila Captive Center Assessment.
(7)	For the fiscal year ended November 30, 2012, Deloitte billed Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund aggregate fees for services rendered to the Funds that were pre-approved of $49,200, $3,390 and $8,580 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On November 16, 2012, the Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio of Northern Institutional Funds were reorganized into the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, respectively. Accordingly, the fees billed to the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund for the fiscal year ended November 30, 2012 are included in the fiscal year ended March 31, 2013.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2014 and March 31, 2013 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to each of the Northern Funds’ and the Northern Multi-Manager Funds’ Amended and Restated Audit Committee Charters both adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $2,269,000 and $1,933,000 for 2014 and 2013, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ and Northern Multi-Manager Funds’ Audit Committees have each considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Northern Funds’ Board of Trustees and Northern Multi-Manager Funds’ Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 3, 2011 (Accession Number 0001193125-11-158309).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 6, 2014

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 6, 2014